UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21265

Invesco Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Brian Hartigan

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders April 30, 2024 BMVP Invesco Bloomberg MVP Multi-factor ETF PRF Invesco FTSE RAFI US 1000 ETF PRFZ Invesco FTSE RAFI US 1500 Small-Mid ETF

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

2

The Market Environment

Domestic Equity

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March 2023 banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies exceeding earnings and revenue estimates. Facing persistently strong employment data, the US Federal Reserve (the Fed) raised the federal funds rate by 0.25% at its May 2023 meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, in July 2023, the Consumer Price Index (CPI) rose by 0.2% and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%.1 The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak of 9.1%.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,“1 which prompted a strong equity rally into 2023 year-end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

US equity markets rallied in the first quarter of 2024. In February, the S&P 500 Index closed above the 5,000 milestone for the first time.3 The US economy defied recession predictions, achieving a growth rate of 2.5% in 2023 and the labor market remained robust, with continued payroll gains and unemployment still historically low – below 4%.2 Inflation, however, remained persistent. January and February increases in the CPI were higher than expected, leading the Fed to defer its proposed interest rate cuts to the second half of 2024.1

Still, investors were mostly pleased by corporate earnings growth, except for three of the so-called “Magnificent Seven” stocks. Apple, Alphabet and Tesla’s stock prices suffered due to disappointing earnings, sales and revenue, or weak forward guidance. Although the stock market had a strong start in 2024, the stock market retreated in April. As consumer spending and a strong labor market were driving economic activity, inflation and interest rate concerns persisted and investors feared another delay in expected rate cuts by the Fed, or worse, rate hikes.

Despite continued higher rates and increased market volatility, US stocks for the fiscal year had strong positive returns of 22.66%, as measured by the S&P 500 Index.4

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Bloomberg LP
[4]	Source: Morningstar Direct

Global Equity

The global equity rally that occurred in the first half of 2023 came to an end in the third quarter of 2023, as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the third quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed global equities underperformed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

In a reversal from the third quarter, global equities rebounded strongly in the fourth quarter of 2023. Previous concerns about interest rates staying “higher for longer” abated, and investors focused on possible interest rate cuts during 2024. In this environment, most major asset classes and sectors performed well, with US stocks outperforming international stocks and growth stocks outperforming value stocks. The energy sector was an exception, ending the fourth quarter in negative territory, hampered by falling oil prices. Developed global equities outperformed emerging market equities. Within emerging markets, Chinese equities extended their decline from the prior quarter, but positive performance in other emerging regions, particularly Latin America, offset those results.

Global equity returns were mostly positive for the first quarter of 2024, with developed market equities outperforming emerging market equities. Japanese equities were among the best-performing within developed markets, benefiting from corporate governance regulatory reforms. Further, after almost two decades, the Bank of Japan raised its benchmark

3

The Market Environment–(continued)

interest rate, ending negative interest rates. US equities also performed well during the first quarter of 2024, led by mega-cap growth stocks. Within emerging market equities, Latin America stocks were weak, particularly in Brazil. Chinese equities also ended the quarter in negative territory, despite a February rebound that followed several positive government actions.

Both developed and emerging market equities finished the fiscal year ended April 30, 2024, in positive territory, with developed market equities outperforming emerging market equities.

4

BMVP	Management’s Discussion of Fund Performance
Invesco Bloomberg MVP Multi-factor ETF (BMVP)

Effective after the close of markets on August 25, 2023, the Invesco Dynamic Market ETF changed its name to Invesco Bloomberg MVP Multi-factor ETF (the “Fund”) and the underlying index changed from Dynamic Market Intellidex Index (the “Previous Index”) to Bloomberg MVP Index (the “Index”). At that time, the Fund also changed its ticker symbol from PWC to BMVP and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index, and through August 25, 2023, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, and through August 25, 2023, the Previous Index. Bloomberg Index Services Limited (the “Index Provider”) compiles and maintains the Index, which is comprised of the securities of U.S. large-cap companies that exhibit strong fundamental characteristics for momentum (M), value (V), volatility (V) and profitability (P), utilizing a factor model developed by Bloomberg Intelligence (an affiliate of the Index Provider). The Index Provider aims to select approximately 50 companies with the strongest momentum, most muted volatility, inexpensive valuations, and highest profitability through an aggregated sector-neutral MVP score. To be eligible for inclusion in the Index, a security must be included in the Bloomberg US 500 Index, an index comprised of securities of the largest 500 U.S. companies by free-float market capitalization. Each security in the eligible universe is measured by momentum, value, volatility, and profitability factors, as follows: (i) Momentum—Securities are measured by both six- and 12-month price Momentum, based on the total return over the previous six (and 12) months. A higher value indicates a better Momentum measure. (ii) Value—Securities are measured by EBITDA to Price and Revenue to Price ratios, using trailing 12-month values for both EBITDA and Revenue. A higher value indicates a better Value measure. (iii) Volatility—Securities are measured by six-month and 12-month price volatility. A lower value indicates a better Volatility measure. (iv) Profitability—Securities are measured by both Return on Invested Capital and Return on Equity. A higher value indicates a better Profitability measure. Securities are then grouped by Bloomberg Industry Classification System (BICS) sector classification. Within each BICS sector, securities are ranked by each MVP factor, with the highest (or lowest, in the case of volatility) value receiving a score of 100. An aggregated “MVP Score” is then calculated for each security by taking the average of each factor score. Securities from each BICS sector with MVP Scores greater than 90 are included in the Index. Upon completion of the screening process, the Index components are equally weighted.

For periods prior to August 25, 2023, with respect to the Previous Index, ICE Data Indices, LLC (“ICE Data”), compiled and maintained the Previous Index, which was composed of U.S. stocks that ICE Data included pursuant to a proprietary selection methodology. Stocks were selected from the top of each sector and size category in a manner designed to produce an index with sector and size dispersion similar to the overall broad market.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 20.38%. On a net asset value (“NAV”) basis, the Fund returned 20.33%. During the same time period, the Blended—Invesco Bloomberg MVP Multi-Factor Benchmark (a composite of the returns of the Previous Index through August 25, 2023, and of the Index for the remainder of the fiscal year ended April 30, 2024, referred to herein as the “Blended Index”) returned 20.33%. During the fiscal year, the Fund fully replicated the components of the Blended Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended Index primarily due to the income from the securities lending program in which the Fund participates, which was offset by the fees and expenses that the Fund incurred during the period. During this same time period, the S&P 500® Index returned 22.66%.

For the fiscal year ended April 30, 2024, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. The communications services sector detracted most significantly from the Fund’s return. No other sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included PulteGroup, Inc., a consumer discretionary company (portfolio average weight of 1.57%), and Super Micro Computer, Inc., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Ulta Beauty, Inc., a consumer discretionary company (no longer held at fiscal year-end), and General Mills, Inc., a consumer staples company (no longer held at fiscal year-end).

5

Invesco Bloomberg MVP Multi-factor ETF (BMVP) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Industrials	19.26
Financials	13.44
Health Care	11.22
Information Technology	11.12
Consumer Discretionary	10.71
Consumer Staples	7.90
Utilities	6.03
Communication Services	5.67
Real Estate	5.61
Energy	5.39
Materials	3.63
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Leidos Holdings, Inc.	2.12
Kimberly-Clark Corp.	2.09
Public Service Enterprise Group, Inc.	2.05
American Express Co.	2.04
Lockheed Martin Corp.	2.03
Colgate-Palmolive Co.	2.03
Synchrony Financial	2.03
Elevance Health, Inc.	2.03
General Dynamics Corp.	2.02
Entergy Corp.	2.01
Total	20.45

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Invesco Bloomberg MVP Multi-Factor Benchmark	20.33%	3.56%	11.06%	7.38%	42.77%	8.28%	121.50%	9.62%	588.11%
Bloomberg MVP Index	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dynamic Market Intellidex® Index	31.67	6.71	21.52	9.33	56.21	9.26	142.36	10.09	652.92
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	10.60	728.80
Fund
NAV Return	20.33	3.13	9.68	6.83	39.12	7.62	108.47	8.95	505.26
Market Price Return	20.38	3.11	9.63	6.85	39.27	7.62	108.47	8.95	505.16

6

Invesco Bloomberg MVP Multi-factor ETF (BMVP) (continued)

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended - Invesco Bloomberg MVP Multi-Factor Benchmark is comprised of the performance of the Previous Index from Fund inception through the conversion date, August 25, 2023, followed by the performance of the Index for the period August 26, 2023 through April 30, 2024.

-	Performance information for the Index is not available for periods prior to the Bloomberg MVP Index’s commencement date of July 21, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

7

PRF	Management’s Discussion of Fund Performance
Invesco FTSE RAFI US 1000 ETF (PRF)

As an index fund, the Invesco FTSE RAFI US 1000 ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM US 1000 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with their guidelines and mandated procedures, FTSE International Limited and Research Affiliates LLC (together, the “Index Provider”) compile and maintain the Index, which is composed of approximately 1,000 common stocks and is designed to track the performance of the largest U.S. companies based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 18.22%. On a net asset value (“NAV”) basis, the Fund returned 18.16%. During the same time period, the Index returned 18.55%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Russell 1000® Index returned 22.82%.

For the fiscal year ended April 30, 2024, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. No sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Meta Platforms, Inc. Class A, a communication services company (portfolio average weight of 1.53%), and Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 1.95%). Positions that detracted most significantly from the Fund’s return during this period included Pfizer, Inc., a health care company (portfolio average weight of 0.68%), and Walgreens Boots Alliance, Inc., a consumer staples company (portfolio average weight of 0.24%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Financials	20.40
Health Care	12.45
Information Technology	11.73
Industrials	9.79
Consumer Discretionary	8.89
Consumer Staples	8.51
Energy	8.39
Communication Services	7.97
Utilities	4.75
Materials	3.79
Real Estate	3.26
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Exxon Mobil Corp.	2.25
Berkshire Hathaway, Inc., Class B	2.25
JPMorgan Chase & Co.	1.97
Apple, Inc.	1.94
Microsoft Corp.	1.92
Amazon.com, Inc.	1.62
Chevron Corp.	1.31
Verizon Communications, Inc.	1.30
Bank of America Corp.	1.25
Wells Fargo & Co.	1.19
Total	17.00

*	Excluding money market fund holdings.

8

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFI™ US 1000 Index	18.55%	7.70%	24.92%	12.02%	76.41%	10.61%	174.14%	9.89%	465.11%
Russell 1000® Index	22.82	6.98	22.43	12.87	83.16	12.14	214.37	9.96	472.03
Fund
NAV Return	18.16	7.32	23.60	11.64	73.44	10.22	164.66	9.46	425.68
Market Price Return	18.22	7.33	23.64	11.65	73.49	10.23	164.88	9.47	427.18

Fund Inception: December 19, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

9

PRFZ	Management’s Discussion of Fund Performance
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

As an index fund, the Invesco FTSE RAFI US 1500 Small-Mid ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM US 1500 Mid Small Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with their guidelines and mandated procedures, FTSE International Limited and Research Affiliates LLC (together, the “Index Provider”) compile and maintain the Index, which is composed of approximately 1,500 common stocks and is designed to track the performance of small- and medium-sized U.S. companies based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 17.05%. On a net asset value (“NAV”) basis, the Fund returned 16.92%. During the same time period, the Index returned 17.13%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates. During this same time period, the Russell 2000® Index returned 13.32%.

For the fiscal year ended April 30, 2024, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the communication services and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Super Micro Computer, Inc., an information technology company (no longer held as of fiscal year-end), and Vertiv Holdings Co. Class A, an industrials company (no longer held as of fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included WW International, Inc., a consumer discretionary company (portfolio average weight of 0.16%), and AMC Entertainment Holdings, Inc., a communication services company (portfolio average weight of 0.06%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Financials	19.29
Industrials	17.39
Consumer Discretionary	13.99
Information Technology	11.07
Health Care	10.08
Energy	6.67
Real Estate	6.35
Materials	4.83
Communication Services	4.32
Consumer Staples	4.23
Sector Types Each Less Than 3%	1.69
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
A-Mark Precious Metals, Inc.	0.27
Virtu Financial, Inc., Class A	0.24
Weatherford International PLC	0.23
OPENLANE, Inc.	0.23
Primoris Services Corp.	0.22
Gates Industrial Corp. PLC	0.22
Mativ Holdings, Inc., Class A	0.22
B. Riley Financial, Inc.	0.22
Carvana Co.	0.22
Tilray Brands, Inc., Class 2	0.21
Total	2.28

*	Excluding money market fund holdings.

10

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFI™ US 1500 Mid Small Index	17.13%	2.23%	6.83%	8.55%	50.68%	8.33%	122.54%	9.14%	366.63%
Russell 2000® Index	13.32	(3.18)	(9.23)	5.83	32.75	7.22	100.78	7.23	241.91
Fund
NAV Return	16.92	2.01	6.16	8.33	49.19	8.10	117.90	8.89	348.21
Market Price Return	17.05	2.03	6.21	8.33	49.18	8.10	117.91	8.89	348.35

Fund Inception: September 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.40% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

11

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 14, 2024, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2023 through December 31, 2023 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the end of an aggressive rate hike cycle, signs that inflation was abating and market liquidity was reverting to normal, and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

12

Invesco Bloomberg MVP Multi-factor ETF (BMVP)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Communication Services-5.68%
Electronic Arts, Inc.	14,407	$1,827,096
Omnicom Group, Inc.	19,754	1,833,961
Verizon Communications, Inc.	45,552	1,798,849

		5,459,906

Consumer Discretionary-10.71%
Darden Restaurants, Inc.	11,435	1,754,243
Garmin Ltd.	12,839	1,854,850
Home Depot, Inc. (The)	4,983	1,665,418
NVR, Inc.(b)	236	1,755,569
PulteGroup, Inc.	15,846	1,765,561
Stellantis N.V.	67,539	1,506,120

		10,301,761

Consumer Staples-7.90%
Colgate-Palmolive Co.	21,225	1,951,002
Kimberly-Clark Corp.	14,777	2,017,504
Sysco Corp.	23,545	1,749,864
Walmart, Inc.	31,766	1,885,312

		7,603,682

Energy-5.39%
Marathon Petroleum Corp.	9,486	1,723,796
Phillips 66	11,702	1,675,844
Valero Energy Corp.	11,198	1,790,224

		5,189,864

Financials-13.45%
American Express Co.	8,395	1,964,682
Ameriprise Financial, Inc.	4,359	1,794,993
Apollo Global Management, Inc.(c)	16,997	1,842,135
Hartford Financial Services Group, Inc. (The)	18,548	1,797,116
Progressive Corp. (The)	9,242	1,924,646
Synchrony Financial	44,326	1,949,457
W.R. Berkley Corp.	21,612	1,663,476

		12,936,505

Health Care-11.22%
AbbVie, Inc.	10,496	1,707,070
Cardinal Health, Inc.	17,081	1,760,026
Cencora, Inc.	7,866	1,880,367
Elevance Health, Inc.	3,686	1,948,346
McKesson Corp.	3,560	1,912,468
Molina Healthcare, Inc.(b)	4,652	1,591,449

		10,799,726

Industrials-19.27%
Booz Allen Hamilton Holding Corp.	12,876	1,901,399
Broadridge Financial Solutions, Inc.(c)	9,330	1,804,515
Caterpillar, Inc.	5,216	1,745,117
General Dynamics Corp.	6,766	1,942,451
Leidos Holdings, Inc.	14,580	2,044,408
Lockheed Martin Corp.	4,202	1,953,636

	Shares	Value
Industrials-(continued)
PACCAR, Inc.	15,428	$1,637,065
Republic Services, Inc.	9,984	1,913,933
W.W. Grainger, Inc.	1,879	1,731,217
Waste Management, Inc.	8,967	1,865,315

		18,539,056

Information Technology-11.12%
Accenture PLC, Class A	5,514	1,659,218
CDW Corp.	7,473	1,807,420
International Business Machines Corp.	10,009	1,663,496
KLA Corp.	2,736	1,885,897
Motorola Solutions, Inc.	5,384	1,825,983
NetApp, Inc.	18,209	1,861,142

		10,703,156

Materials-3.63%
LyondellBasell Industries N.V., Class A	18,687	1,868,139
Nucor Corp.	9,658	1,627,663

		3,495,802

Real Estate-5.61%
Iron Mountain, Inc.(c)	23,829	1,847,224
Simon Property Group, Inc.	12,214	1,716,433
VICI Properties, Inc.	64,161	1,831,797

		5,395,454

Utilities-6.03%
Entergy Corp.	18,086	1,929,233
FirstEnergy Corp.	49,491	1,897,485
Public Service Enterprise Group, Inc.	28,622	1,977,208

		5,803,926

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $85,955,990)		96,228,838

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.64%
Invesco Private Government Fund, 5.29%(d)(e)(f)	1,520,670	1,520,670
Invesco Private Prime Fund, 5.46%(d)(e)(f)	3,908,825	3,909,998

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,431,173)		5,430,668

TOTAL INVESTMENTS IN SECURITIES-105.65% (Cost $91,387,163)		101,659,506
OTHER ASSETS LESS LIABILITIES-(5.65)%		(5,434,994)

NET ASSETS-100.00%.		$96,224,512

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco Bloomberg MVP Multi-factor ETF (BMVP)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$62,302	$3,399,923	$(3,462,225)	$-	$-	$-	$4,824

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	3,730,945	36,609,052	(38,819,327)	-	-	1,520,670	76,949	*

Invesco Private Prime Fund	10,362,693	80,048,278	(86,499,965)	(304)	(704)	3,909,998	206,298	*

Total	$14,155,940	$120,057,253	$(128,781,517)	$(304)	$(704)	$5,430,668	$288,071

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco FTSE RAFI US 1000 ETF (PRF)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-7.97%
Alphabet, Inc., Class A(b)	453,790	$73,867,936
Alphabet, Inc., Class C(b)	383,954	63,214,187
AT&T, Inc.	4,074,229	68,813,728
Cable One, Inc.(c)	2,054	808,968
Charter Communications, Inc., Class A(b)	48,733	12,472,724
Comcast Corp., Class A	1,385,630	52,806,359
Electronic Arts, Inc.	20,968	2,659,162
Fox Corp., Class A(c)	89,351	2,770,774
Fox Corp., Class B	49,326	1,414,670
Frontier Communications Parent, Inc.(b)(c)	140,530	3,251,864
Gray Television, Inc.(c)	115,401	663,556
IAC, Inc.(b)(c)	23,327	1,109,432
Interpublic Group of Cos., Inc. (The)(c)	115,956	3,529,701
Liberty Broadband Corp.(b)(d)	10,211	0
Liberty Broadband Corp., Class A(b)(c)	2,291	114,848
Liberty Broadband Corp., Class C(b)(c)	23,111	1,149,310
Liberty Global Ltd., Class A (Belgium)(b)	144,749	2,300,785
Liberty Global Ltd., Class C (Belgium)(b)(c)	196,815	3,221,862
Liberty Media Corp.-Liberty Formula One(b)(c)	22,933	1,604,622
Liberty Media Corp.-Liberty Formula One(b)(c)	2,115	131,701
Liberty Media Corp.-Liberty SiriusXM, Series A(b)(c)	35,773	860,698
Liberty Media Corp.-Liberty SiriusXM, Series C(b)(c)	74,349	1,788,837
Live Nation Entertainment, Inc.(b)	11,927	1,060,430
Lumen Technologies, Inc.(b)(c)	1,052,829	1,252,867
Match Group, Inc.(b)	30,177	930,055
Meta Platforms, Inc., Class A	127,467	54,832,479
Netflix, Inc.(b)	19,035	10,481,432
News Corp., Class A	77,609	1,847,094
News Corp., Class B(c)	23,104	566,972
Nexstar Media Group, Inc., Class A(c)	11,704	1,873,342
Omnicom Group, Inc.	61,021	5,665,190
Paramount Global, Class B	825,625	9,403,869
Spotify Technology S.A. (Sweden)(b)	5,297	1,485,491
Take-Two Interactive Software, Inc.(b)	18,109	2,586,146
TEGNA, Inc.(c)	104,838	1,429,990
Telephone and Data Systems, Inc.(c)	135,023	2,113,110
T-Mobile US, Inc.	106,817	17,536,147
Verizon Communications, Inc.	2,243,278	88,587,048
Walt Disney Co. (The)	297,329	33,033,252
Warner Bros. Discovery, Inc.(b)	1,273,384	9,372,106

		542,612,744

Consumer Discretionary-8.89%
Academy Sports & Outdoors, Inc.(c)	17,750	1,034,825
Adient PLC(b)	60,590	1,809,823
Advance Auto Parts, Inc.(c)	39,726	2,899,203
Airbnb, Inc., Class A(b)	7,356	1,166,441
Amazon.com, Inc.(b)	632,279	110,648,825
American Axle & Manufacturing Holdings, Inc.(b)	129,971	953,987
American Eagle Outfitters, Inc.(c)	50,735	1,230,831
Aptiv PLC(b)	56,305	3,997,655
Aramark(c)	63,903	2,013,584

	Shares	Value
Consumer Discretionary-(continued)
Asbury Automotive Group, Inc.(b)(c)	11,487	$2,415,027
Autoliv, Inc. (Sweden)(c)	20,204	2,420,237
AutoNation, Inc.(b)(c)	23,171	3,734,007
AutoZone, Inc.(b)	1,667	4,928,319
Bath & Body Works, Inc.	59,083	2,683,550
Best Buy Co., Inc.	113,995	8,394,592
Big Lots, Inc.(c)	172,449	607,020
Booking Holdings, Inc.	1,595	5,505,988
BorgWarner, Inc.	113,518	3,719,985
Boyd Gaming Corp.	12,758	682,681
Brunswick Corp.(c)	18,220	1,469,261
Burlington Stores, Inc.(b)(c)	9,004	1,620,180
Caesars Entertainment, Inc.(b)	60,873	2,180,471
Capri Holdings Ltd.(b)	34,214	1,213,913
CarMax, Inc.(b)(c)	80,218	5,452,417
Carnival Corp.(b)(c)	233,910	3,466,546
Carter’s, Inc.(c)	12,251	838,091
Century Communities, Inc.(c)	9,854	781,619
Chipotle Mexican Grill, Inc.(b)	797	2,518,201
Coupang, Inc. (South Korea)(b)(c)	87,671	1,972,598
Cracker Barrel Old Country Store, Inc.(c)	14,294	831,768
D.R. Horton, Inc.	56,450	8,043,560
Dana, Inc.	100,150	1,244,865
Darden Restaurants, Inc.	21,001	3,221,763
Deckers Outdoor Corp.(b)	1,332	1,090,202
Dick’s Sporting Goods, Inc.(c)	13,130	2,638,342
Domino’s Pizza, Inc.	3,279	1,735,476
DoorDash, Inc., Class A(b)	11,643	1,504,974
eBay, Inc.	114,375	5,894,887
Expedia Group, Inc.(b)	16,678	2,245,359
Five Below, Inc.(b)	4,430	648,286
Floor & Decor Holdings, Inc., Class A(b)(c)	8,811	972,118
Foot Locker, Inc.(c)	65,302	1,361,547
Ford Motor Co.	2,703,103	32,842,701
GameStop Corp., Class A(b)(c)	62,636	694,633
Gap, Inc. (The)(c)	91,831	1,884,372
Garmin Ltd.	23,564	3,404,291
General Motors Co.	1,059,111	47,162,213
Gentex Corp.(c)	34,550	1,185,065
Genuine Parts Co.	34,081	5,357,874
Goodyear Tire & Rubber Co. (The)(b)(c)	298,905	3,574,904
Graham Holdings Co., Class B(c)	1,303	913,885
Group 1 Automotive, Inc.(c)	8,008	2,354,512
H&R Block, Inc.(c)	31,958	1,509,376
Hanesbrands, Inc.(b)(c)	453,314	2,067,112
Harley-Davidson, Inc.(c)	48,044	1,652,233
Hasbro, Inc.	49,272	3,020,374
Helen of Troy Ltd.(b)(c)	6,347	588,430
Hilton Worldwide Holdings, Inc.	10,471	2,065,719
Home Depot, Inc. (The)	137,679	46,015,075
International Game Technology PLC	31,699	625,738
KB Home	24,122	1,562,141
Kohl’s Corp.(c)	165,828	3,969,922
Las Vegas Sands Corp.	53,940	2,392,778
LCI Industries(c)	8,433	876,863
Lear Corp.(c)	30,773	3,873,398
Leggett & Platt, Inc.(c)	94,618	1,709,747
Lennar Corp., Class A	54,775	8,304,985

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2024

	Shares	Value
Consumer Discretionary-(continued)
Lennar Corp., Class B	2,872	$403,200
LGI Homes, Inc.(b)(c)	6,343	570,426
Light & Wonder, Inc.(b)(c)	13,370	1,193,406
Lithia Motors, Inc., Class A	11,923	3,032,973
LKQ Corp.	81,314	3,507,073
Lowe’s Cos., Inc.	97,563	22,243,388
lululemon athletica, inc.(b)	4,778	1,722,947
M/I Homes, Inc.(b)	9,598	1,115,480
Macy’s, Inc.(c)	254,620	4,692,647
Marriott International, Inc., Class A	14,684	3,467,333
Marriott Vacations Worldwide Corp.(c)	14,265	1,371,009
Mattel, Inc.(b)	80,545	1,475,584
McDonald’s Corp.	73,340	20,024,754
MercadoLibre, Inc. (Brazil)(b)	747	1,089,649
Meritage Homes Corp.	13,332	2,209,646
MGM Resorts International(b)	83,040	3,275,098
Mohawk Industries, Inc.(b)	30,615	3,530,522
Murphy USA, Inc.(c)	4,898	2,026,890
Newell Brands, Inc.(c)	343,181	2,724,857
NIKE, Inc., Class B	123,362	11,381,378
Nordstrom, Inc.(c)	97,660	1,856,517
NVR, Inc.(b)	385	2,863,957
ODP Corp. (The)(b)(c)	22,994	1,170,625
O’Reilly Automotive, Inc.(b)	3,838	3,888,892
PENN Entertainment, Inc.(b)(c)	119,308	1,973,354
Penske Automotive Group, Inc.(c)	8,256	1,262,425
Phinia, Inc.(c)	29,092	1,134,588
Polaris, Inc.(c)	20,030	1,705,755
Pool Corp.	3,419	1,239,490
PulteGroup, Inc.	43,466	4,842,982
PVH Corp.(c)	16,440	1,788,672
Ralph Lauren Corp.	6,578	1,076,424
RH(b)(c)	3,603	890,121
Rivian Automotive, Inc., Class A(b)(c)	117,538	1,046,088
Ross Stores, Inc.	31,987	4,143,916
Royal Caribbean Cruises Ltd.(b)	16,612	2,319,534
Sally Beauty Holdings, Inc.(b)(c)	74,618	809,605
Service Corp. International(c)	24,456	1,753,740
Signet Jewelers Ltd.(c)	13,067	1,280,958
Skechers U.S.A., Inc., Class A(b)(c)	29,091	1,921,461
Starbucks Corp.	136,027	12,037,029
Tapestry, Inc.	48,862	1,950,571
Taylor Morrison Home Corp., Class A(b)	42,234	2,365,526
Tempur Sealy International, Inc.	17,604	881,256
Tesla, Inc.(b)	90,155	16,523,608
Texas Roadhouse, Inc.	6,218	999,730
Thor Industries, Inc.(c)	20,381	2,026,279
TJX Cos., Inc. (The)	121,381	11,420,738
Toll Brothers, Inc.(c)	25,969	3,093,168
TopBuild Corp.(b)	3,211	1,299,395
Tractor Supply Co.	12,870	3,514,540
Travel + Leisure Co.	30,407	1,323,921
Tri Pointe Homes, Inc.(b)	43,479	1,602,201
Ulta Beauty, Inc.(b)	4,789	1,938,779
Under Armour, Inc., Class A(b)(c)	73,362	493,726
Under Armour, Inc., Class C(b)(c)	78,751	513,457
Urban Outfitters, Inc.(b)	20,093	782,823
V.F. Corp.(c)	255,569	3,184,390
Vail Resorts, Inc.(c)	6,283	1,189,812
Victoria’s Secret & Co.(b)	50,663	892,682

	Shares	Value
Consumer Discretionary-(continued)
Wayfair, Inc., Class A(b)(c)	21,181	$1,062,227
Whirlpool Corp.(c)	41,553	3,941,718
Williams-Sonoma, Inc.(c)	10,321	2,959,856
Wyndham Hotels & Resorts, Inc.(c)	10,849	797,510
Wynn Resorts Ltd.	12,518	1,147,275
Yum! Brands, Inc.	29,406	4,153,598

		605,524,544

Consumer Staples-8.51%
Albertson’s Cos., Inc., Class A	301,538	6,151,375
Altria Group, Inc.	715,476	31,345,004
Andersons, Inc. (The)(c)	18,791	1,032,377
Archer-Daniels-Midland Co.	309,401	18,149,463
B&G Foods, Inc.(c)	83,442	926,206
BJ’s Wholesale Club Holdings, Inc.(b)(c)	44,125	3,295,255
Brown-Forman Corp., Class B	20,183	965,757
Bunge Global S.A	87,025	8,855,664
Campbell Soup Co.	57,611	2,633,399
Casey’s General Stores, Inc.	7,587	2,424,653
Church & Dwight Co., Inc.	25,086	2,706,528
Clorox Co. (The)	21,762	3,217,947
Coca-Cola Co. (The)	573,070	35,398,534
Coca-Cola Europacific Partners PLC (United Kingdom)	41,802	3,010,580
Colgate-Palmolive Co.	110,552	10,161,940
Conagra Brands, Inc.	191,037	5,880,119
Constellation Brands, Inc., Class A	20,848	5,284,134
Costco Wholesale Corp.	47,072	34,028,349
Darling Ingredients, Inc.(b)(c)	50,039	2,120,152
Dollar General Corp.	54,618	7,602,279
Dollar Tree, Inc.(b)	45,981	5,437,253
Estee Lauder Cos., Inc. (The), Class A	28,119	4,125,338
Flowers Foods, Inc.(c)	58,634	1,462,332
General Mills, Inc.	153,443	10,811,594
Herbalife Ltd.(b)(c)	171,967	1,487,515
Hershey Co. (The)	19,019	3,688,164
Hormel Foods Corp.	85,919	3,055,280
Ingredion, Inc.	19,812	2,270,257
J.M. Smucker Co. (The)	32,363	3,716,890
Kellanova	77,046	4,457,882
Keurig Dr Pepper, Inc.	211,837	7,138,907
Kimberly-Clark Corp.	78,258	10,684,565
Kraft Heinz Co. (The)	334,856	12,928,790
Kroger Co. (The)	407,855	22,587,010
Lamb Weston Holdings, Inc.	15,688	1,307,438
McCormick & Co., Inc.(c)	43,751	3,327,701
Molson Coors Beverage Co., Class B	62,844	3,598,447
Mondelez International, Inc., Class A	217,073	15,616,232
Monster Beverage Corp.(b)	43,939	2,348,539
Nomad Foods Ltd. (United Kingdom)(c)	56,851	1,026,729
Nu Skin Enterprises, Inc., Class A(c)	61,430	722,417
PepsiCo, Inc.	224,262	39,449,928
Performance Food Group Co.(b)	68,616	4,657,654
Philip Morris International, Inc.	397,954	37,781,753
Post Holdings, Inc.(b)	14,798	1,570,808
Procter & Gamble Co. (The)	326,093	53,218,378
Spectrum Brands Holdings, Inc.(c)	10,447	855,296
Sprouts Farmers Market, Inc.(b)(c)	28,110	1,856,103
Sysco Corp.	138,950	10,326,764
Target Corp.	146,185	23,532,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2024

	Shares	Value
Consumer Staples-(continued)
TreeHouse Foods, Inc.(b)(c)	26,967	$1,012,611
Tyson Foods, Inc., Class A	184,255	11,175,066
United Natural Foods, Inc.(b)(c)	66,856	597,024
Universal Corp.(c)	15,941	819,846
US Foods Holding Corp.(b)	102,687	5,160,022
Walgreens Boots Alliance, Inc.	991,028	17,570,926
Walmart, Inc.	1,055,525	62,645,409

		579,219,444

Energy-8.39%
Antero Midstream Corp.(c)	69,284	958,891
Antero Resources Corp.(b)(c)	110,753	3,766,710
APA Corp.	133,200	4,187,808
Baker Hughes Co., Class A	208,495	6,801,107
California Resources Corp.(c)	14,757	780,055
Cheniere Energy, Inc.	24,450	3,858,699
Chesapeake Energy Corp.(c)	42,917	3,857,380
Chevron Corp.	551,605	88,957,338
Chord Energy Corp.(c)	8,846	1,565,565
Civitas Resources, Inc.(c)	20,001	1,439,272
CNX Resources Corp.(b)(c)	58,896	1,385,234
ConocoPhillips	285,630	35,880,841
Coterra Energy, Inc.	217,138	5,940,896
Delek US Holdings, Inc.	64,039	1,750,186
Devon Energy Corp.	196,285	10,045,866
Diamondback Energy, Inc.	32,614	6,559,654
DT Midstream, Inc.(c)	26,632	1,656,510
EOG Resources, Inc.	155,545	20,552,161
EQT Corp.	72,760	2,916,948
Equitrans Midstream Corp.	144,859	1,959,942
Exxon Mobil Corp.	1,297,857	153,497,547
Halliburton Co.	168,974	6,331,456
Helmerich & Payne, Inc.(c)	35,181	1,383,669
Hess Corp.	29,381	4,627,214
HF Sinclair Corp.(c)	65,761	3,567,534
Kinder Morgan, Inc.	874,061	15,977,835
Marathon Oil Corp.	191,395	5,138,956
Marathon Petroleum Corp.	152,295	27,675,047
Matador Resources Co.	17,852	1,112,180
Murphy Oil Corp.(c)	51,411	2,294,987
NOV, Inc.	97,335	1,799,724
Occidental Petroleum Corp.(c)	194,522	12,865,685
ONEOK, Inc.	127,816	10,112,802
Ovintiv, Inc.	74,108	3,803,223
Par Pacific Holdings, Inc.(b)(c)	21,516	662,693
PBF Energy, Inc., Class A(c)	90,596	4,826,049
Peabody Energy Corp.(c)	53,351	1,170,521
Phillips 66	170,167	24,369,616
Pioneer Natural Resources Co.	57,239	15,415,607
Range Resources Corp.(c)	30,994	1,112,995
Schlumberger N.V.	237,414	11,272,417
SM Energy Co.(c)	34,282	1,662,334
Southwestern Energy Co.(b)(c)	549,150	4,113,133
Targa Resources Corp.	41,473	4,730,410
TechnipFMC PLC (United Kingdom)(c)	66,301	1,698,632
Transocean Ltd.(b)(c)	467,751	2,441,660
Valero Energy Corp.	183,851	29,392,259
Williams Cos., Inc. (The)	324,392	12,443,677
World Kinect Corp.(c)	50,247	1,180,804

		571,501,729

	Shares	Value
Financials-20.40%
Affiliated Managers Group, Inc.	9,451	$1,475,301
Aflac, Inc.	143,245	11,982,444
AGNC Investment Corp.(c)	199,604	1,826,377
Allstate Corp. (The)	79,146	13,459,569
Ally Financial, Inc.	169,042	6,482,761
American Equity Investment Life Holding Co.	31,145	1,747,546
American Express Co.	78,560	18,385,397
American Financial Group, Inc.	29,695	3,793,536
American International Group, Inc.	311,191	23,435,794
Ameriprise Financial, Inc.	13,806	5,685,173
Ameris Bancorp(c)	19,542	927,854
Annaly Capital Management, Inc.(c)	197,226	3,696,015
Aon PLC, Class A	14,399	4,060,662
Apollo Commercial Real Estate Finance, Inc.(c)	87,022	838,022
Apollo Global Management, Inc.(c)	21,696	2,351,413
Arbor Realty Trust, Inc.(c)	68,430	877,957
Arch Capital Group Ltd.(b)	56,940	5,326,168
Ares Management Corp., Class A(c)	6,888	916,724
Arthur J. Gallagher & Co.	17,849	4,188,982
Artisan Partners Asset Management, Inc., Class A(c)	19,521	798,995
Associated Banc-Corp.(c)	66,101	1,392,748
Assurant, Inc.	15,041	2,623,150
Assured Guaranty Ltd.	15,607	1,197,057
Atlantic Union Bankshares Corp.(c)	25,120	798,062
AXIS Capital Holdings Ltd.(c)	27,361	1,678,050
Bank of America Corp.	2,303,667	85,258,716
Bank of New York Mellon Corp. (The)	269,564	15,227,670
Bank OZK(c)	35,032	1,564,179
BankUnited, Inc.	39,465	1,054,899
Berkshire Hathaway, Inc., Class B(b)	386,851	153,475,397
BlackRock, Inc.	24,257	18,305,303
Blackstone Mortgage Trust, Inc., Class A(c)	91,702	1,617,623
Blackstone, Inc., Class A	57,021	6,649,219
Block, Inc., Class A(b)(c)	65,446	4,777,558
BOK Financial Corp.	9,503	843,201
Bread Financial Holdings, Inc.(c)	58,282	2,151,189
Brighthouse Financial, Inc.(b)(c)	38,919	1,877,842
Brown & Brown, Inc.	18,560	1,513,382
Cadence Bank(c)	47,744	1,321,076
Capital One Financial Corp.	173,831	24,932,580
Carlyle Group, Inc. (The)(c)	44,419	1,989,971
Cathay General Bancorp(c)	23,275	801,591
Cboe Global Markets, Inc.	7,759	1,405,543
Charles Schwab Corp. (The)	175,896	13,007,509
Chimera Investment Corp.	215,911	889,553
Chubb Ltd.	80,505	20,016,763
Cincinnati Financial Corp.	40,516	4,687,296
Citigroup, Inc.	1,291,241	79,191,811
Citizens Financial Group, Inc.	257,653	8,788,544
CME Group, Inc., Class A	49,521	10,381,582
CNO Financial Group, Inc.	54,962	1,447,149
Coinbase Global, Inc., Class A(b)(c)	6,877	1,402,427
Columbia Banking System, Inc.	48,398	910,366
Comerica, Inc.	63,171	3,169,289
Commerce Bancshares, Inc.(c)	23,055	1,260,647
Corebridge Financial, Inc.(c)	145,891	3,874,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2024

	Shares	Value
Financials-(continued)
Corpay, Inc.(b)	7,269	$2,196,256
Credicorp Ltd. (Peru)	20,152	3,337,373
Cullen/Frost Bankers, Inc.	13,069	1,363,619
Discover Financial Services	87,139	11,043,125
East West Bancorp, Inc.	32,218	2,399,919
Enstar Group Ltd.(b)(c)	3,416	991,904
Equitable Holdings, Inc.	89,943	3,319,796
Essent Group Ltd.(c)	22,288	1,180,595
Euronet Worldwide, Inc.(b)(c)	8,617	884,794
Evercore, Inc., Class A	6,221	1,129,112
Everest Group Ltd.	9,670	3,543,185
F.N.B. Corp.(c)	136,171	1,816,521
FactSet Research Systems, Inc.	2,364	985,528
Fidelity National Financial, Inc.(c)	83,984	4,157,208
Fidelity National Information Services, Inc.	130,235	8,845,561
Fifth Third Bancorp	232,647	8,482,310
First American Financial Corp.(c)	48,019	2,572,378
First Citizens BancShares, Inc., Class A	1,136	1,916,159
First Financial Bancorp(c)	38,380	848,582
First Hawaiian, Inc.(c)	52,113	1,099,063
First Horizon Corp.(c)	205,096	3,060,032
First Interstate BancSystem, Inc., Class A	31,600	843,720
Fiserv, Inc.(b)	79,243	12,098,029
Franklin Resources, Inc.	127,555	2,913,356
Fulton Financial Corp.(c)	64,955	1,075,005
Genworth Financial, Inc., Class A(b)	261,997	1,553,642
Glacier Bancorp, Inc.(c)	30,047	1,087,100
Global Payments, Inc.	43,242	5,308,820
Globe Life, Inc.	18,151	1,382,562
Goldman Sachs Group, Inc. (The)	101,421	43,277,355
Hancock Whitney Corp.(c)	29,109	1,321,258
Hanover Insurance Group, Inc. (The)(c)	11,017	1,430,227
Hartford Financial Services Group, Inc. (The)	92,369	8,949,632
Home BancShares, Inc.(c)	45,896	1,086,817
Huntington Bancshares, Inc.	520,722	7,014,125
Independent Bank Corp.(c)	15,681	787,813
Intercontinental Exchange, Inc.	58,589	7,543,920
Invesco Ltd.(e)	240,664	3,410,209
Jack Henry & Associates, Inc.	6,840	1,112,800
Jackson Financial, Inc., Class A(c)	71,185	4,863,359
Janus Henderson Group PLC	55,484	1,732,210
Jefferies Financial Group, Inc.	73,166	3,150,528
JPMorgan Chase & Co.	701,135	134,435,625
Kemper Corp.(c)	22,449	1,309,001
KeyCorp.	455,920	6,606,281
KKR & Co., Inc., Class A	65,449	6,091,338
Lazard, Inc.	41,129	1,583,467
Lincoln National Corp.(c)	144,476	3,939,861
Loews Corp.	57,388	4,312,708
LPL Financial Holdings, Inc.	7,500	2,018,475
M&T Bank Corp.	56,971	8,226,043
Markel Group, Inc.(b)(c)	3,702	5,398,997
Marsh & McLennan Cos., Inc.	45,965	9,166,800
Mastercard, Inc., Class A	25,769	11,626,973
MetLife, Inc.	266,057	18,911,332
MFA Financial, Inc.(c)	79,113	837,807
MGIC Investment Corp.	67,450	1,367,886
Moelis & Co., Class A	15,498	760,642

	Shares	Value
Financials-(continued)
Moody’s Corp.	9,022	$3,341,117
Morgan Stanley	336,672	30,583,285
Mr. Cooper Group, Inc.(b)	23,385	1,805,322
MSCI, Inc.	2,723	1,268,346
Nasdaq, Inc.	34,445	2,061,533
Navient Corp.(c)	86,791	1,303,601
New York Community Bancorp, Inc.	585,269	1,550,963
Northern Trust Corp.	70,231	5,786,332
Old National Bancorp(c)	86,107	1,424,210
Old Republic International Corp.	119,470	3,567,374
OneMain Holdings, Inc.	74,435	3,878,808
Pacific Premier Bancorp, Inc.	36,473	784,170
PayPal Holdings, Inc.(b)	181,610	12,334,951
PennyMac Financial Services, Inc.	8,874	759,969
PennyMac Mortgage Investment Trust(c)	64,464	892,826
Pinnacle Financial Partners, Inc.	17,884	1,371,703
PNC Financial Services Group, Inc. (The)	135,842	20,819,145
Popular, Inc.	23,279	1,978,482
Primerica, Inc.	5,020	1,063,537
Principal Financial Group, Inc.	91,127	7,211,791
Progressive Corp. (The)	73,831	15,375,306
Prosperity Bancshares, Inc.	28,332	1,755,734
Prudential Financial, Inc.	141,924	15,679,764
Radian Group, Inc.(c)	49,786	1,487,108
Raymond James Financial, Inc.	31,697	3,867,034
Regions Financial Corp.	359,652	6,930,494
Reinsurance Group of America, Inc.	20,449	3,823,759
RenaissanceRe Holdings Ltd. (Bermuda)(c)	6,246	1,369,436
Rithm Capital Corp.(c)	294,070	3,270,058
RLI Corp.	5,993	847,111
Robinhood Markets, Inc., Class A(b)(c)	82,468	1,359,897
S&P Global, Inc.	26,104	10,854,826
SEI Investments Co.	13,666	901,273
Selective Insurance Group, Inc.	10,702	1,087,858
Simmons First National Corp., Class A(c)	51,398	878,392
SLM Corp.(c)	68,254	1,446,302
SoFi Technologies, Inc.(b)(c)	133,019	901,869
SouthState Corp.	17,649	1,336,029
Starwood Property Trust, Inc.(c)	150,687	2,858,532
State Street Corp.	127,898	9,271,326
Stifel Financial Corp.(c)	23,287	1,861,097
StoneCo Ltd., Class A (Brazil)(b)(c)	54,264	846,518
Synchrony Financial	265,973	11,697,493
Synovus Financial Corp.(c)	53,148	1,902,167
T. Rowe Price Group, Inc.	59,880	6,561,052
Texas Capital Bancshares, Inc.(b)(c)	18,765	1,077,111
Travelers Cos., Inc. (The)	71,480	15,165,197
Truist Financial Corp.	594,243	22,313,825
U.S. Bancorp	577,294	23,455,455
UMB Financial Corp.	11,774	937,917
United Bankshares, Inc.(c)	42,891	1,392,242
United Community Banks, Inc.(c)	31,266	788,841
Unum Group	88,465	4,485,176
Valley National Bancorp(c)	203,918	1,429,465
Visa, Inc., Class A(c)	63,026	16,929,414
Voya Financial, Inc.(c)	31,324	2,135,044
W.R. Berkley Corp.	32,853	2,528,695
Webster Financial Corp.	46,952	2,057,906
Wells Fargo & Co.	1,362,295	80,811,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2024

	Shares	Value
Financials-(continued)
Western Alliance Bancorporation	27,523	$1,564,132
Western Union Co. (The)	201,405	2,706,883
WEX, Inc.(b)(c)	4,901	1,035,385
Willis Towers Watson PLC	17,405	4,371,092
Wintrust Financial Corp.	15,507	1,498,596
XP, Inc., Class A (Brazil)	34,057	697,147
Zions Bancorporation N.A.(c)	60,545	2,469,025

		1,389,257,027

Health Care-12.45%
Abbott Laboratories	211,576	22,420,709
AbbVie, Inc.	257,596	41,895,413
Acadia Healthcare Co., Inc.(b)	16,054	1,187,033
Agilent Technologies, Inc.	22,203	3,042,699
Align Technology, Inc.(b)	5,407	1,526,829
Amgen, Inc.	83,116	22,768,797
AMN Healthcare Services, Inc.(b)(c)	16,516	990,630
Avantor, Inc.(b)(c)	121,267	2,938,299
Baxter International, Inc.	120,714	4,873,224
Becton, Dickinson and Co.	43,113	10,114,310
Biogen, Inc.(b)	41,562	8,928,349
BioMarin Pharmaceutical, Inc.(b)	13,507	1,090,825
Bio-Rad Laboratories, Inc., Class A(b)	5,282	1,424,820
Boston Scientific Corp.(b)	104,318	7,497,335
Bristol-Myers Squibb Co.	548,547	24,103,155
Cardinal Health, Inc.	184,344	18,994,806
Catalent, Inc.(b)	35,403	1,977,258
Cencora, Inc.	80,948	19,350,619
Centene Corp.(b)	283,052	20,679,779
Charles River Laboratories International, Inc.(b)	6,438	1,474,302
Cigna Group (The)	87,760	31,333,830
Cooper Cos., Inc. (The)	19,252	1,714,583
CVS Health Corp.	739,762	50,089,285
Danaher Corp.	50,392	12,427,675
DaVita, Inc.(b)	18,685	2,597,402
DENTSPLY SIRONA, Inc.	40,857	1,226,119
DexCom, Inc.(b)	7,691	979,757
Edwards Lifesciences Corp.(b)	34,005	2,879,203
Elanco Animal Health, Inc.(b)(c)	140,157	1,844,466
Elevance Health, Inc.	53,613	28,338,760
Eli Lilly and Co.	20,795	16,242,975
Encompass Health Corp.	17,968	1,498,172
Enovis Corp.(b)(c)	17,852	985,966
Envista Holdings Corp.(b)(c)	66,458	1,307,893
Exelixis, Inc.(b)(c)	45,636	1,070,621
GE HealthCare Technologies, Inc.	70,325	5,361,578
Gilead Sciences, Inc.	311,931	20,337,901
HCA Healthcare, Inc.	34,539	10,700,873
Henry Schein, Inc.(b)	38,203	2,646,704
Hologic, Inc.(b)	36,617	2,774,470
Humana, Inc.	38,898	11,750,697
ICON PLC(b)(c)	9,906	2,950,799
IDEXX Laboratories, Inc.(b)	2,128	1,048,593
Illumina, Inc.(b)	12,782	1,572,825
Incyte Corp.(b)	21,467	1,117,357
Intuitive Surgical, Inc.(b)	11,425	4,234,334
IQVIA Holdings, Inc.(b)(c)	20,155	4,671,324
Jazz Pharmaceuticals PLC(b)(c)	12,842	1,422,252
Johnson & Johnson	464,023	67,093,086

	Shares	Value
Health Care-(continued)
Laboratory Corp. of America Holdings	18,512	$3,727,761
McKesson Corp.	56,653	30,434,558
Medtronic PLC	309,570	24,839,897
Merck & Co., Inc.	318,790	41,194,044
Mettler-Toledo International, Inc.(b)	1,066	1,310,860
Moderna, Inc.(b)(c)	79,827	8,805,716
Molina Healthcare, Inc.(b)	12,400	4,242,040
Option Care Health, Inc.(b)(c)	23,255	695,092
Organon & Co.(c)	162,881	3,031,215
Owens & Minor, Inc.(b)(c)	60,483	1,496,349
Patterson Cos., Inc.(c)	38,322	976,061
Perrigo Co. PLC	62,400	2,037,984
Pfizer, Inc.	2,274,494	58,272,536
Premier, Inc., Class A(c)	39,709	829,124
Quest Diagnostics, Inc.	32,864	4,541,148
QuidelOrtho Corp.(b)(c)	33,892	1,374,321
Regeneron Pharmaceuticals, Inc.(b)	9,993	8,900,365
ResMed, Inc.	11,653	2,493,625
Revvity, Inc.	21,069	2,158,940
Royalty Pharma PLC, Class A	49,517	1,371,621
Select Medical Holdings Corp.	39,399	1,117,750
Solventum Corp.(b)	60,590	3,938,956
STERIS PLC	9,833	2,011,438
Stryker Corp.	24,521	8,251,317
Teleflex, Inc.	5,904	1,232,460
Tenet Healthcare Corp.(b)	57,766	6,486,544
Thermo Fisher Scientific, Inc.	31,451	17,886,813
United Therapeutics Corp.(b)	7,388	1,731,230
UnitedHealth Group, Inc.	137,683	66,597,267
Universal Health Services, Inc., Class B	18,514	3,155,341
Veeva Systems, Inc., Class A(b)	4,966	986,049
Vertex Pharmaceuticals, Inc.(b)	13,458	5,286,437
Viatris, Inc.	560,533	6,485,367
Waters Corp.(b)	3,679	1,136,958
West Pharmaceutical Services, Inc.	3,256	1,163,955
Zimmer Biomet Holdings, Inc.	32,828	3,948,552
Zoetis, Inc.	24,406	3,886,411

		847,534,793

Industrials-9.79%
3M Co.	242,587	23,412,071
A.O. Smith Corp.	15,427	1,277,973
ABM Industries, Inc.	32,395	1,415,661
Acuity Brands, Inc.(c)	4,418	1,096,989
AECOM	34,140	3,153,170
AerCap Holdings N.V. (Ireland)(b)	71,227	6,017,969
AGCO Corp.(c)	22,213	2,536,502
Air Lease Corp., Class A(c)	44,491	2,235,228
Alight, Inc., Class A(b)(c)	132,811	1,197,955
Allegion PLC	8,929	1,085,409
Allison Transmission Holdings, Inc.(c)	17,768	1,306,836
American Airlines Group, Inc.(b)(c)	90,042	1,216,467
AMETEK, Inc.	17,909	3,127,986
API Group Corp.(b)(c)	31,815	1,227,105
Applied Industrial Technologies, Inc.	4,478	820,594
ArcBest Corp.	5,443	603,683
Atkore, Inc.(c)	7,583	1,329,300
Automatic Data Processing, Inc.	35,926	8,690,140
Avis Budget Group, Inc.(c)	19,698	1,880,174
Beacon Roofing Supply, Inc.(b)	21,528	2,121,154

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2024

	Shares	Value
Industrials-(continued)
BlueLinx Holdings, Inc.(b)	6,487	$711,429
Boeing Co. (The)(b)	63,278	10,620,580
Boise Cascade Co.(c)	12,479	1,650,597
Booz Allen Hamilton Holding Corp.	13,673	2,019,092
Brink’s Co. (The)(c)	11,276	986,199
Broadridge Financial Solutions, Inc.	11,175	2,161,357
Builders FirstSource, Inc.(b)	23,440	4,285,301
BWX Technologies, Inc.	8,965	858,578
C.H. Robinson Worldwide, Inc.	52,716	3,742,836
CACI International, Inc., Class A(b)	4,918	1,978,167
Carlisle Cos., Inc.	5,486	2,129,939
Carrier Global Corp.	116,116	7,139,973
Caterpillar, Inc.	67,352	22,533,959
Chart Industries, Inc.(b)(c)	6,261	901,960
Cintas Corp.	5,219	3,435,876
Clarivate PLC(b)(c)	97,760	660,858
Clean Harbors, Inc.(b)	7,211	1,366,124
CNH Industrial N.V.	384,116	4,378,922
Concentrix Corp.(c)	10,734	586,828
Copart, Inc.(b)	39,019	2,119,122
Core & Main, Inc., Class A(b)(c)	24,405	1,378,150
CoreCivic, Inc.(b)(c)	63,535	946,672
Crane Co.(c)	8,663	1,212,907
CSX Corp.	292,609	9,720,471
Cummins, Inc.	32,357	9,140,529
Curtiss-Wright Corp.	4,007	1,015,454
Deere & Co.	42,722	16,721,818
Delta Air Lines, Inc.	53,429	2,675,190
Donaldson Co., Inc.(c)	18,038	1,302,344
Dover Corp.	20,414	3,660,230
Dycom Industries, Inc.(b)(c)	7,354	1,029,707
Eaton Corp. PLC	39,157	12,462,107
EMCOR Group, Inc.	7,051	2,518,406
Emerson Electric Co.	88,517	9,540,362
EnerSys	10,312	932,720
Equifax, Inc.	8,689	1,913,231
ESAB Corp.	9,433	998,766
Expeditors International of Washington, Inc.	25,903	2,883,263
Fastenal Co.	56,455	3,835,553
FedEx Corp.	81,058	21,219,363
Flowserve Corp.	28,668	1,351,983
Fluor Corp.(b)(c)	43,545	1,756,170
Fortive Corp.	33,359	2,510,932
Fortune Brands Innovations, Inc.	22,508	1,645,335
FTI Consulting, Inc.(b)(c)	4,979	1,064,660
GATX Corp.(c)	8,172	999,926
GE Vernova, Inc.(b)	24,379	3,747,296
Generac Holdings, Inc.(b)	11,487	1,561,773
General Dynamics Corp.	47,466	13,627,014
General Electric Co.	97,860	15,835,705
Genpact Ltd.	34,858	1,071,535
GEO Group, Inc. (The)(b)(c)	90,489	1,344,667
GMS, Inc.(b)	13,050	1,207,386
Grab Holdings Ltd., Class A (Singapore)(b)(c)	296,271	1,036,948
Graco, Inc.	13,487	1,081,657
GXO Logistics, Inc.(b)(c)	33,527	1,664,951
HEICO Corp.(c)	1,813	376,016
HEICO Corp., Class A	3,156	523,423

	Shares	Value
Industrials-(continued)
Herc Holdings, Inc.(c)	6,349	$908,097
Hertz Global Holdings, Inc.(b)(c)	221,339	1,007,092
Honeywell International, Inc.	98,963	19,073,139
Howmet Aerospace, Inc.	31,514	2,103,559
Hub Group, Inc., Class A(c)	26,439	1,063,377
Hubbell, Inc.	5,298	1,963,015
Huntington Ingalls Industries, Inc.	9,666	2,676,805
IDEX Corp.	7,272	1,603,185
Illinois Tool Works, Inc.	35,085	8,564,599
Ingersoll Rand, Inc.	25,505	2,380,127
Insperity, Inc.(c)	8,716	897,138
ITT, Inc.	10,332	1,336,341
J.B. Hunt Transport Services, Inc.	11,507	1,870,693
Jacobs Solutions, Inc.	21,155	3,036,377
JELD-WEN Holding, Inc.(b)	47,561	975,001
Johnson Controls International PLC	164,263	10,688,593
KBR, Inc.	23,209	1,507,192
Kennametal, Inc.(c)	33,364	785,055
Kirby Corp.(b)(c)	13,183	1,438,661
Knight-Swift Transportation Holdings, Inc.	44,184	2,042,626
L3Harris Technologies, Inc.	36,022	7,710,509
Landstar System, Inc.	6,751	1,177,442
Leidos Holdings, Inc.	27,253	3,821,416
Lennox International, Inc.	2,468	1,143,721
Lincoln Electric Holdings, Inc.(c)	4,581	1,005,667
Lockheed Martin Corp.	48,904	22,736,937
ManpowerGroup, Inc.	31,808	2,399,914
Masco Corp.	31,355	2,146,250
MasTec, Inc.(b)	24,942	2,212,106
MasterBrand, Inc.(b)(c)	53,332	889,044
Maximus, Inc.	12,895	1,035,211
MDU Resources Group, Inc.	72,549	1,791,960
Middleby Corp. (The)(b)(c)	10,554	1,466,689
MillerKnoll, Inc.(c)	27,558	700,800
MSC Industrial Direct Co., Inc., Class A(c)	13,738	1,253,455
Mueller Industries, Inc.	20,524	1,145,650
Nordson Corp.	4,806	1,240,861
Norfolk Southern Corp.	38,011	8,754,694
Northrop Grumman Corp.	26,392	12,800,912
nVent Electric PLC(c)	19,916	1,435,346
Old Dominion Freight Line, Inc.	9,536	1,732,787
Oshkosh Corp.	18,462	2,072,729
Otis Worldwide Corp.	43,745	3,989,544
Owens Corning	19,966	3,358,481
PACCAR, Inc.	95,381	10,120,878
Parker-Hannifin Corp.	11,755	6,405,417
Paychex, Inc.	37,929	4,506,344
Pentair PLC	21,116	1,670,064
Quanta Services, Inc.	13,941	3,604,585
Regal Rexnord Corp.	13,367	2,157,033
Republic Services, Inc.	23,139	4,435,746
Resideo Technologies, Inc.(b)	55,414	1,082,235
Robert Half, Inc.	22,459	1,552,815
Rockwell Automation, Inc.	13,170	3,568,543
RTX Corp.	304,890	30,952,433
Rush Enterprises, Inc., Class A(c)	20,827	914,722
RXO, Inc.(b)(c)	40,048	757,308
Ryder System, Inc.	30,312	3,693,517
Saia, Inc.(b)	1,700	674,611
Science Applications International Corp.	11,598	1,492,663

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2024

	Shares	Value
Industrials-(continued)
Sensata Technologies Holding PLC	41,619	$1,594,424
SiteOne Landscape Supply, Inc.(b)(c)	5,397	846,735
Snap-on, Inc.	9,842	2,637,262
Southwest Airlines Co.(c)	43,612	1,131,295
SS&C Technologies Holdings, Inc.	37,682	2,332,139
Stanley Black & Decker, Inc.	60,839	5,560,685
Stericycle, Inc.(b)(c)	22,527	1,007,633
Sunrun, Inc.(b)(c)	87,600	901,404
Terex Corp.(c)	16,889	946,628
Textron, Inc.	38,890	3,289,705
Timken Co. (The)(c)	14,898	1,329,200
Toro Co. (The)(c)	13,534	1,185,443
Trane Technologies PLC	19,081	6,055,165
TransDigm Group, Inc.	4,094	5,109,435
TransUnion(c)	22,743	1,660,239
Trinity Industries, Inc.(c)	36,900	960,138
Uber Technologies, Inc.(b)	50,444	3,342,924
UFP Industries, Inc.(c)	12,775	1,439,742
U-Haul Holding Co.(b)(c)	1,752	110,779
U-Haul Holding Co., Series N(c)	21,777	1,335,366
Union Pacific Corp.	81,223	19,262,847
United Airlines Holdings, Inc.(b)	52,035	2,677,721
United Parcel Service, Inc., Class B	186,773	27,545,282
United Rentals, Inc.	10,009	6,685,912
Valmont Industries, Inc.	3,999	818,995
Veralto Corp.	16,651	1,559,866
Verisk Analytics, Inc.	7,142	1,556,670
Vertiv Holdings Co., Class A	12,719	1,182,867
Vestis Corp.(c)	50,194	924,573
W.W. Grainger, Inc.	3,711	3,419,130
Wabtec Corp.	23,866	3,844,335
Waste Management, Inc.	43,554	9,060,103
Watsco, Inc.(c)	4,511	2,019,665
Werner Enterprises, Inc.(c)	26,735	914,337
WESCO International, Inc.	20,776	3,173,534
WillScot Mobile Mini Holdings Corp.(b)	16,456	608,214
Woodward, Inc.	6,486	1,053,067
XPO, Inc.(b)	11,444	1,229,772
Xylem, Inc.	17,480	2,284,636
ZIM Integrated Shipping Services Ltd. (Israel)(c)	392,616	5,202,162

		666,866,423

Information Technology-11.73%
Accenture PLC, Class A	53,030	15,957,257
Adobe, Inc.(b)	16,629	7,696,400
Advanced Micro Devices, Inc.(b)	83,206	13,178,166
Akamai Technologies, Inc.(b)	20,184	2,037,171
Amdocs Ltd.	22,251	1,868,861
Amkor Technology, Inc.	27,947	904,085
Amphenol Corp., Class A	43,074	5,202,047
Analog Devices, Inc.	60,389	12,114,637
ANSYS, Inc.(b)	5,046	1,639,344
Apple, Inc.	776,384	132,241,487
Applied Materials, Inc.	51,222	10,175,250
Arista Networks, Inc.(b)	6,520	1,672,771
Arrow Electronics, Inc.(b)	53,370	6,813,748
ASGN, Inc.(b)(c)	12,922	1,246,327
Aspen Technology, Inc.(b)(c)	6,077	1,196,379
Autodesk, Inc.(b)	5,033	1,071,274

	Shares	Value
Information Technology-(continued)
Avnet, Inc.	51,300	$2,507,031
Broadcom, Inc.	22,650	29,451,116
Cadence Design Systems, Inc.(b)	5,433	1,497,498
CDW Corp.	16,831	4,070,746
Check Point Software Technologies Ltd. (Israel)(b)	7,666	1,145,454
Ciena Corp.(b)	25,492	1,178,495
Cisco Systems, Inc.	844,788	39,688,140
Cognex Corp.(c)	21,129	877,699
Cognizant Technology Solutions Corp., Class A	94,897	6,232,835
Coherent Corp.(b)	25,632	1,400,276
Corning, Inc.	202,514	6,759,917
Diodes, Inc.(b)(c)	11,728	856,261
DXC Technology Co.(b)(c)	162,852	3,173,985
Entegris, Inc.	8,561	1,137,928
EPAM Systems, Inc.(b)	4,318	1,015,853
F5, Inc.(b)	6,956	1,149,896
First Solar, Inc.(b)	11,702	2,063,063
Flex Ltd.(b)(c)	155,450	4,453,643
Fortinet, Inc.(b)	11,737	741,544
Gartner, Inc.(b)	3,027	1,248,910
Gen Digital, Inc.	159,547	3,213,277
GoDaddy, Inc., Class A(b)	9,486	1,160,897
Hewlett Packard Enterprise Co.	682,102	11,595,734
HP, Inc.	395,312	11,104,314
Insight Enterprises, Inc.(b)(c)	8,150	1,487,946
Intel Corp.	1,381,125	42,082,879
International Business Machines Corp.	193,772	32,204,906
Intuit, Inc.	10,245	6,409,477
Jabil, Inc.	32,438	3,806,924
Juniper Networks, Inc.	65,265	2,272,527
Keysight Technologies, Inc.(b)	14,915	2,206,525
KLA Corp.	6,272	4,323,227
Kyndryl Holdings, Inc.(b)	148,968	2,928,711
Lam Research Corp.	7,623	6,818,087
Littelfuse, Inc.(c)	3,515	810,700
Lumentum Holdings, Inc.(b)(c)	18,408	805,534
Marvell Technology, Inc.	55,202	3,638,364
Microchip Technology, Inc.	56,854	5,229,431
Micron Technology, Inc.	240,471	27,163,604
Microsoft Corp.	335,963	130,800,475
MKS Instruments, Inc.	11,918	1,418,004
Motorola Solutions, Inc.	10,968	3,719,797
NCR Voyix Corp.(b)(c)	69,174	847,382
NetApp, Inc.	36,068	3,686,510
NVIDIA Corp.	13,766	11,894,099
NXP Semiconductors N.V. (China)	26,383	6,759,061
Okta, Inc.(b)	12,457	1,158,252
ON Semiconductor Corp.(b)	44,374	3,113,280
Oracle Corp.	132,655	15,089,506
Plexus Corp.(b)(c)	8,849	893,837
PTC, Inc.(b)	5,000	887,200
Qorvo, Inc.(b)	19,407	2,267,514
QUALCOMM, Inc.	145,261	24,091,537
Roper Technologies, Inc.	8,873	4,538,185
Salesforce, Inc.	57,509	15,466,470
Sanmina Corp.(b)	29,224	1,773,020
Seagate Technology Holdings PLC	53,569	4,602,113
ServiceNow, Inc.(b)	2,663	1,846,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2024

	Shares	Value
Information Technology-(continued)
Skyworks Solutions, Inc.	32,129	$3,424,630
Snowflake, Inc., Class A(b)	4,742	735,958
SolarEdge Technologies, Inc.(b)(c)	10,000	586,500
Super Micro Computer, Inc.(b)(c)	981	842,483
Synopsys, Inc.(b)	4,308	2,285,782
TD SYNNEX Corp.	26,123	3,078,334
TE Connectivity Ltd.	48,451	6,854,847
Teledyne Technologies, Inc.(b)	6,330	2,414,768
Teradyne, Inc.	14,857	1,728,166
Texas Instruments, Inc.	127,497	22,493,021
Trimble, Inc.(b)	29,937	1,798,316
TTM Technologies, Inc.(b)	50,801	758,459
Twilio, Inc., Class A(b)	36,869	2,207,716
Tyler Technologies, Inc.(b)	2,206	1,018,179
Viasat, Inc.(b)(c)	63,003	1,002,378
Vishay Intertechnology, Inc.(c)	46,424	1,074,251
Vontier Corp.(c)	27,526	1,118,381
Western Digital Corp.(b)	124,482	8,817,060
Workday, Inc., Class A(b)	4,240	1,037,655
Xerox Holdings Corp.(c)	119,885	1,593,272
Zebra Technologies Corp., Class A(b)	7,045	2,216,075
Zoom Video Communications, Inc., Class A(b)	25,547	1,560,922

		798,428,291

Materials-3.79%
Air Products and Chemicals, Inc.	39,068	9,233,331
Albemarle Corp.(c)	24,115	2,901,276
Alcoa Corp.(c)	140,107	4,923,360
Alpha Metallurgical Resources, Inc.(c)	2,391	782,144
AptarGroup, Inc.	9,447	1,363,958
Arch Resources, Inc.(c)	6,438	1,022,226
Ashland, Inc.	11,356	1,082,567
ATI, Inc.(b)(c)	17,750	1,059,675
Avery Dennison Corp.	12,055	2,619,310
Avient Corp.(c)	28,606	1,213,467
Axalta Coating Systems Ltd.(b)	50,244	1,579,671
Ball Corp.	57,867	4,025,807
Berry Global Group, Inc.(c)	49,601	2,809,401
Cabot Corp.(c)	12,340	1,125,778
Celanese Corp.	21,706	3,334,259
CF Industries Holdings, Inc.	52,175	4,120,260
Chemours Co. (The)(c)	68,914	1,843,450
Cleveland-Cliffs, Inc.(b)(c)	176,328	2,979,943
Commercial Metals Co.	33,556	1,803,299
Constellium SE(b)	71,951	1,416,715
Corteva, Inc.	126,549	6,850,097
Crown Holdings, Inc.	34,013	2,791,447
Dow, Inc.	316,706	18,020,571
DuPont de Nemours, Inc.	154,924	11,231,990
Eastman Chemical Co.	47,754	4,509,888
Ecolab, Inc.	23,168	5,239,443
Element Solutions, Inc.	36,447	843,019
FMC Corp.	45,314	2,673,979
Freeport-McMoRan, Inc.	249,291	12,449,593
Graphic Packaging Holding Co.(c)	84,373	2,181,042
Greif, Inc., Class A	14,638	897,017
H.B. Fuller Co.	12,221	913,031
Huntsman Corp.	93,098	2,221,318
International Flavors & Fragrances, Inc.	68,205	5,773,553

	Shares	Value
Materials-(continued)
International Paper Co.	209,741	$7,328,351
Knife River Corp.(b)(c)	12,163	951,025
Linde PLC	47,950	21,144,032
Louisiana-Pacific Corp.(c)	16,219	1,187,069
LyondellBasell Industries N.V., Class A	128,816	12,877,736
Martin Marietta Materials, Inc.	5,387	3,162,546
Mosaic Co. (The)	168,879	5,301,112
Newmont Corp.(c)	299,780	12,183,059
Nucor Corp.	61,119	10,300,385
O-I Glass, Inc.(b)(c)	102,119	1,527,700
Olin Corp.	46,573	2,434,836
Packaging Corp. of America	19,797	3,424,485
PPG Industries, Inc.	40,664	5,245,656
Reliance, Inc.	12,177	3,467,035
Royal Gold, Inc.(c)	7,883	946,985
RPM International, Inc.	19,269	2,060,049
Scotts Miracle-Gro Co. (The)(c)	16,497	1,130,704
Sealed Air Corp.	42,910	1,350,807
Sherwin-Williams Co. (The)	18,269	5,473,575
Silgan Holdings, Inc.(c)	24,951	1,164,214
Sonoco Products Co.	35,300	1,978,565
Southern Copper Corp. (Mexico)(c)	14,673	1,711,899
Steel Dynamics, Inc.	40,483	5,267,648
Sylvamo Corp.(c)	17,265	1,079,063
Tronox Holdings PLC, Class A(c)	60,087	1,020,878
United States Steel Corp.(c)	102,767	3,750,995
Vulcan Materials Co.	11,696	3,013,240
Warrior Met Coal, Inc.(c)	20,754	1,418,536
Westlake Corp.(c)	8,123	1,197,005
WestRock Co.	145,209	6,964,224

		257,899,299

Real Estate-3.26%
Agree Realty Corp.	17,527	1,002,895
Alexandria Real Estate Equities, Inc.	44,142	5,114,734
American Homes 4 Rent, Class A(c)	47,965	1,717,147
American Tower Corp.	59,093	10,137,995
Americold Realty Trust, Inc.	58,119	1,276,874
Anywhere Real Estate, Inc.(b)(c)	115,747	562,530
Apartment Income REIT Corp.(c)	40,476	1,553,469
Apple Hospitality REIT, Inc.	77,301	1,140,963
AvalonBay Communities, Inc.	27,537	5,220,189
Boston Properties, Inc.	59,903	3,707,397
Brandywine Realty Trust(c)	205,976	935,131
Brixmor Property Group, Inc.	81,227	1,795,117
Camden Property Trust	23,024	2,295,032
CBRE Group, Inc., Class A(b)	72,336	6,285,275
COPT Defense Properties(c)	35,043	839,981
CoStar Group, Inc.(b)	23,766	2,175,302
Cousins Properties, Inc.	62,345	1,430,194
Crown Castle, Inc.	88,174	8,268,958
CubeSmart(c)	33,410	1,351,100
Cushman & Wakefield PLC(b)(c)	126,643	1,222,105
DiamondRock Hospitality Co.(c)	92,063	819,361
Digital Realty Trust, Inc.	55,752	7,737,263
Douglas Emmett, Inc.(c)	95,203	1,305,233
EastGroup Properties, Inc.	4,299	667,893
EPR Properties	27,546	1,118,092
Equinix, Inc.	8,250	5,866,657
Equity LifeStyle Properties, Inc.(c)	21,548	1,299,129

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2024

	Shares	Value
Real Estate-(continued)
Equity Residential	86,184	$5,550,250
Essex Property Trust, Inc.	12,323	3,034,539
Extra Space Storage, Inc.	17,706	2,377,562
Federal Realty Investment Trust	17,005	1,771,411
First Industrial Realty Trust, Inc.	17,562	797,666
Gaming and Leisure Properties, Inc.	46,579	1,990,321
Healthcare Realty Trust, Inc.(c)	145,174	2,065,826
Healthpeak Properties, Inc.	246,791	4,592,780
Highwoods Properties, Inc.(c)	55,234	1,447,131
Host Hotels & Resorts, Inc.	160,140	3,021,842
Hudson Pacific Properties, Inc.(c)	170,272	987,578
Independence Realty Trust, Inc.(c)	54,986	867,129
Invitation Homes, Inc.	105,100	3,594,420
Iron Mountain, Inc.	57,670	4,470,578
JBG SMITH Properties, (Acquired 03/20/2020 - 04/19/2024; Cost $1,380,086)(c)(f)	58,469	877,620
Jones Lang LaSalle, Inc.(b)	18,637	3,367,706
Kilroy Realty Corp.(c)	51,397	1,737,219
Kimco Realty Corp.	154,375	2,876,006
Kite Realty Group Trust(c)	48,529	1,057,932
Lamar Advertising Co., Class A	16,864	1,953,694
LXP Industrial Trust	91,529	764,267
Macerich Co. (The)(c)	94,674	1,302,714
Medical Properties Trust, Inc.(c)	807,200	3,713,120
Mid-America Apartment Communities, Inc.	24,089	3,131,570
NNN REIT, Inc.	37,998	1,540,059
Omega Healthcare Investors, Inc.	58,606	1,782,208
Opendoor Technologies, Inc.(b)(c)	323,010	642,790
Outfront Media, Inc.	66,029	1,047,220
Park Hotels & Resorts, Inc.(c)	131,383	2,119,208
Phillips Edison & Co., Inc.(c)	24,916	814,753
PotlatchDeltic Corp.(c)	28,378	1,135,404
Prologis, Inc.	101,911	10,400,018
Public Storage	16,922	4,390,413
Rayonier, Inc.(c)	29,487	874,584
Realty Income Corp.	130,722	6,998,856
Regency Centers Corp.	40,570	2,402,555
Rexford Industrial Realty, Inc.(c)	26,997	1,155,742
RLJ Lodging Trust	73,915	813,065
Sabra Health Care REIT, Inc.(c)	93,802	1,305,724
SBA Communications Corp., Class A	7,027	1,307,865
Simon Property Group, Inc.	52,010	7,308,965
SL Green Realty Corp.	41,739	2,079,854
STAG Industrial, Inc.	29,789	1,024,444
Sun Communities, Inc.	22,090	2,459,059
UDR, Inc.	64,208	2,445,041
Uniti Group, Inc.(c)	167,521	963,246
Ventas, Inc.	134,425	5,952,339
VICI Properties, Inc.	173,735	4,960,134
Vornado Realty Trust(c)	106,509	2,772,429
W.P. Carey, Inc.(c)	50,887	2,790,643
Welltower, Inc.	91,837	8,750,229
Weyerhaeuser Co.	220,361	6,648,291
Zillow Group, Inc., Class A(b)	7,349	308,658
Zillow Group, Inc., Class C(b)(c)	17,079	727,053

		222,117,746

	Shares	Value
Utilities-4.75%
AES Corp. (The)	290,335	$5,196,997
ALLETE, Inc.	20,605	1,220,228
Alliant Energy Corp.	70,317	3,501,787
Ameren Corp.	79,238	5,853,311
American Electric Power Co., Inc.	168,707	14,513,863
American Water Works Co., Inc.	32,153	3,932,955
Atmos Energy Corp.	30,339	3,576,968
Avangrid, Inc.	38,660	1,412,250
Avista Corp.(c)	33,796	1,215,980
Black Hills Corp.(c)	28,665	1,573,709
CenterPoint Energy, Inc.	189,522	5,522,671
CMS Energy Corp.	81,562	4,943,473
Consolidated Edison, Inc.(c)	121,755	11,493,672
Constellation Energy Corp.	46,027	8,558,260
Dominion Energy, Inc.	360,712	18,389,098
DTE Energy Co.	62,985	6,948,505
Duke Energy Corp.	279,344	27,448,341
Edison International	128,308	9,117,567
Entergy Corp.	78,560	8,379,995
Essential Utilities, Inc.	54,024	1,976,198
Evergy, Inc.	92,316	4,841,974
Eversource Energy	131,604	7,977,834
Exelon Corp.	399,119	14,998,892
FirstEnergy Corp.	193,624	7,423,544
Hawaiian Electric Industries, Inc.(c)	115,355	1,136,247
IDACORP, Inc.	14,878	1,410,137
National Fuel Gas Co.(c)	30,644	1,627,196
New Jersey Resources Corp.	27,207	1,188,674
NextEra Energy, Inc.	390,213	26,132,565
NiSource, Inc.	132,761	3,698,721
NorthWestern Energy Group, Inc.(c)	24,553	1,238,453
NRG Energy, Inc.	89,742	6,521,551
OGE Energy Corp.	76,602	2,654,259
ONE Gas, Inc.(c)	20,581	1,327,886
PG&E Corp.	416,997	7,134,819
Pinnacle West Capital Corp.(c)	49,992	3,681,911
PNM Resources, Inc.(c)	31,974	1,184,956
Portland General Electric Co.(c)	38,974	1,684,846
PPL Corp.	315,477	8,662,998
Public Service Enterprise Group, Inc.	133,947	9,253,059
Sempra	162,512	11,640,735
Southern Co. (The)	323,282	23,761,227
Southwest Gas Holdings, Inc.(c)	24,892	1,857,441
Spire, Inc.	21,950	1,356,291
UGI Corp.(c)	149,964	3,833,080
Vistra Corp.	84,384	6,399,683
WEC Energy Group, Inc.	87,397	7,222,488
Xcel Energy, Inc.	160,940	8,647,306

		323,274,601

Total Common Stocks & Other Equity Interests (Cost $5,505,031,127)		6,804,236,641

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2024

	Shares	Value
Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(e)(g) (Cost $2,952,726)	2,952,726	$2,952,726

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $5,507,983,853)		6,807,189,367

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.57%
Invesco Private Government Fund, 5.29%(e)(g)(h)	86,310,638	86,310,638

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 5.46%(e)(g)(h)	224,434,007	$224,501,337

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $310,844,187)		310,811,975

TOTAL INVESTMENTS IN SECURITIES-104.54% (Cost $5,818,828,040)		7,118,001,342
OTHER ASSETS LESS LIABILITIES-(4.54)%		(309,058,028)

NET ASSETS-100.00%		$6,808,943,314

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Invesco Ltd.	$3,377,265	$886,479	$(212,989)	$(650,970)	$10,424	$3,410,209	$155,716

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	152,574	209,924,473	(207,124,321)	-	-	2,952,726	176,146

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	84,632,506	703,036,153	(701,358,021)	-	-	86,310,638	3,847,813	*

Invesco Private Prime Fund	216,910,939	1,358,065,155	(1,350,542,420)	(18,000)	85,663	224,501,337	10,282,337	*

Total	$305,073,284	$2,271,912,260	$(2,259,237,751)	$(668,970)	$96,087	$317,174,910	$14,462,012

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	Restricted security. The value of this security at April 30, 2024 represented less than 1% of the Fund’s Net Assets.
(g)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-4.32%
Advantage Solutions, Inc.(b)(c)	232,200	$989,172
AMC Entertainment Holdings, Inc.(b)(c)	608,403	1,782,622
AMC Networks, Inc., Class A(b)(c)	286,457	3,042,173
Atlanta Braves Holdings, Inc., Class H(b)(c)	4,512	182,014
Atlanta Braves Holdings, Inc., Series C(b)(c)	20,414	764,096
ATN International, Inc.	26,052	497,072
Bandwidth, Inc., Class A(b)(c)	43,091	784,256
Boston Omaha Corp., Class A(b)(c)	28,517	440,302
Bumble, Inc., Class A(b)(c)	122,981	1,242,108
Cardlytics, Inc.(b)(c)	59,927	734,106
CarGurus, Inc.(b)(c)	74,626	1,676,100
Cars.com, Inc.(b)(c)	50,109	837,321
Cinemark Holdings, Inc.(b)(c)	210,405	3,606,342
Clear Channel Outdoor Holdings, Inc.(b)(c)	1,663,666	2,312,496
Cogent Communications Holdings, Inc.(c)	40,000	2,567,200
Consolidated Communications Holdings, Inc.(b)	476,768	2,059,638
E.W. Scripps Co. (The), Class A(b)(c)	270,651	1,017,648
EchoStar Corp., Class A(b)(c)	270,206	4,320,594
Entravision Communications Corp., Class A(c)	133,480	278,973
fuboTV, Inc.(b)(c)	350,409	497,581
Gannett Co., Inc.(b)(c)	474,542	1,148,392
Gogo, Inc.(b)(c)	49,755	450,780
IDT Corp., Class B	21,011	746,731
iHeartMedia, Inc., Class A(b)(c)	581,749	1,221,673
IHS Holding Ltd. (Nigeria)(b)(c)	93,993	337,435
IMAX Corp.(b)(c)	43,907	702,951
Integral Ad Science Holding Corp.(b)	25,518	244,718
Iridium Communications, Inc.	104,133	3,206,255
John Wiley & Sons, Inc., Class A	87,661	3,293,424
Liberty Latin America Ltd., Class A(b)	124,638	941,017
Liberty Latin America Ltd., Class C(b)	487,927	3,678,970
Lions Gate Entertainment Corp., Class A(b)(c)	86,123	868,981
Lions Gate Entertainment Corp., Class B(b)(c)	176,326	1,662,754
Madison Square Garden Entertainment Corp.(b)(c)	13,182	516,075
Madison Square Garden Sports Corp., Class A(b)	2,968	551,811
Magnite, Inc.(b)(c)	117,192	1,034,805
Marcus Corp. (The)(c)	56,436	735,925
National CineMedia, Inc.(b)(c)	189,159	809,601
New York Times Co. (The), Class A	94,902	4,083,633
Nextdoor Holdings, Inc.(b)(c)	172,905	352,726
Pinterest, Inc., Class A(b)	123,507	4,131,309
Playstudios, Inc.(b)	145,092	313,399
PubMatic, Inc., Class A(b)(c)	34,602	776,469
QuinStreet, Inc.(b)(c)	50,600	915,354
Roblox Corp., Class A(b)	22,614	804,154
Roku, Inc., Class A(b)(c)	53,206	3,067,858
Scholastic Corp.	58,614	2,087,831
Shenandoah Telecommunications Co.(c)	72,430	928,553
Shutterstock, Inc.(c)	23,467	1,002,276
Sinclair, Inc.(c)	233,356	2,870,279

	Shares	Value
Communication Services-(continued)
Sirius XM Holdings, Inc.(c)	723,611	$2,127,416
Skillz, Inc.(b)(c)	52,432	321,932
Sphere Entertainment Co.(b)(c)	26,843	1,043,119
Spok Holdings, Inc.(c)	25,794	398,517
Stagwell, Inc.(b)(c)	105,465	627,517
Taboola.com Ltd. (Israel)(b)	257,421	1,081,168
TechTarget, Inc.(b)(c)	16,687	458,892
Thryv Holdings, Inc.(b)(c)	84,614	1,946,968
TKO Group Holdings, Inc.(c)	10,716	1,014,484
Trade Desk, Inc. (The), Class A(b)	38,444	3,185,085
TripAdvisor, Inc.(b)(c)	82,901	2,182,783
TrueCar, Inc.(b)	97,566	257,574
Vimeo, Inc.(b)	254,961	915,310
WideOpenWest, Inc.(b)(c)	350,980	1,252,999
Yelp, Inc.(b)	49,142	1,977,474
Ziff Davis, Inc.(b)(c)	60,975	3,055,457
ZipRecruiter, Inc., Class A(b)(c)	36,332	373,493
ZoomInfo Technologies, Inc., Class A(b)(c)	156,705	2,485,341

		97,823,482

Consumer Discretionary-13.99%
1-800-Flowers.com, Inc., Class A(b)(c)	99,690	904,188
2U, Inc.(b)(c)	1,396,508	346,334
Aaron’s Co., Inc. (The)(c)	191,318	1,322,007
Abercrombie & Fitch Co., Class A(b)(c)	33,285	4,044,793
Accel Entertainment, Inc.(b)(c)	57,328	615,703
Acushnet Holdings Corp.(c)	25,266	1,540,721
ADT, Inc.(c)	612,209	3,979,358
Adtalem Global Education, Inc.(b)	75,689	3,755,688
Afya Ltd., Class A (Brazil)(b)(c)	25,935	446,860
Allbirds, Inc., Class A(b)	358,145	216,069
American Public Education, Inc.(b)(c)	51,745	715,633
America’s Car-Mart, Inc.(b)(c)	18,141	1,038,391
AMMO, Inc.(b)(c)	155,441	394,820
Arcos Dorados Holdings, Inc., Class A (Brazil)	166,248	1,792,153
Arko Corp.(c)	135,668	583,372
Bally’s Corp.(b)(c)	128,211	1,684,693
BARK, Inc.(b)(c)	407,678	448,446
Barnes & Noble Education, Inc.(b)	519,460	105,658
Beazer Homes USA, Inc.(b)	105,934	2,969,330
Betterware de Mexico S.A.B. de C.V. (Mexico)(c)	21,368	359,410
Beyond, Inc.(b)(c)	92,995	1,871,989
Big 5 Sporting Goods Corp.(c)	168,099	595,070
BJ’s Restaurants, Inc.(b)(c)	32,958	1,074,101
Bloomin’ Brands, Inc.(c)	167,011	4,307,214
Boot Barn Holdings, Inc.(b)(c)	28,276	3,010,546
Bright Horizons Family Solutions, Inc.(b)(c)	36,850	3,821,713
Brinker International, Inc.(b)(c)	85,340	4,574,224
Buckle, Inc. (The)(c)	76,454	2,858,615
Build-A-Bear Workshop, Inc.(c)	19,887	599,792
Caleres, Inc.(c)	62,825	2,313,845
Camping World Holdings, Inc., Class A(c)	120,537	2,443,285
CarParts.com, Inc.(b)(c)	176,759	217,414
Carriage Services, Inc.	25,444	650,858
Carrols Restaurant Group, Inc.	124,556	1,185,773
Carvana Co.(b)(c)	59,504	4,934,072

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2024

	Shares	Value
Consumer Discretionary-(continued)
Cavco Industries, Inc.(b)	7,987	$2,908,945
Cheesecake Factory, Inc. (The)(c)	77,467	2,674,161
Chegg, Inc.(b)(c)	225,946	1,168,141
Children’s Place, Inc. (The)(b)(c)	62,907	437,833
Choice Hotels International, Inc.(c)	15,567	1,840,953
Churchill Downs, Inc.	22,837	2,945,973
Chuy’s Holdings, Inc.(b)(c)	20,530	604,814
Citi Trends, Inc.(b)(c)	29,888	640,799
Clarus Corp.(c)	64,390	407,589
Columbia Sportswear Co.(c)	43,518	3,465,338
Conn’s, Inc.(b)(c)	68,714	242,560
ContextLogic, Inc., Class A(b)(c)	232,784	1,291,951
Cooper-Standard Holdings, Inc.(b)(c)	108,685	1,677,010
Coursera, Inc.(b)(c)	53,151	543,203
Crocs, Inc.(b)	37,006	4,602,436
Dave & Buster’s Entertainment, Inc.(b)(c)	28,978	1,547,425
Denny’s Corp.(b)	89,429	717,221
Designer Brands, Inc., Class A(c)	255,022	2,369,154
Despegar.com Corp. (Argentina)(b)	37,982	463,001
Destination XL Group, Inc.(b)(c)	156,440	502,172
Dillard’s, Inc., Class A(c)	5,047	2,210,536
Dine Brands Global, Inc.(c)	38,054	1,678,181
Dorman Products, Inc.(b)(c)	30,560	2,672,472
DraftKings, Inc., Class A(b)	49,324	2,049,905
Dream Finders Homes, Inc., Class A(b)(c)	20,502	727,821
Duolingo, Inc.(b)	2,077	468,883
El Pollo Loco Holdings, Inc.(b)(c)	79,307	675,696
Ermenegildo Zegna N.V. (Italy)(c)	47,972	590,056
Ethan Allen Interiors, Inc.	53,690	1,516,206
Etsy, Inc.(b)	26,006	1,785,832
European Wax Center, Inc., Class A(b)(c)	39,907	469,306
Everi Holdings, Inc.(b)	161,685	1,320,966
Figs, Inc., Class A(b)(c)	87,729	448,295
First Watch Restaurant Group, Inc.(b)(c)	16,387	418,196
Flexsteel Industries, Inc.	10,834	357,089
Fossil Group, Inc.(b)(c)	358,814	279,086
Fox Factory Holding Corp.(b)(c)	44,065	1,715,010
Frontdoor, Inc.(b)	72,572	2,227,235
Full House Resorts, Inc.(b)(c)	66,532	339,313
Funko, Inc., Class A(b)(c)	138,880	845,779
Garrett Motion, Inc. (Switzerland)(b)(c)	60,295	576,420
Genesco, Inc.(b)	63,905	1,617,436
Genius Sports Ltd. (United Kingdom)(b)(c)	73,254	369,200
Gentherm, Inc.(b)(c)	43,441	2,196,811
GigaCloud Technology, Inc., Class A (Hong Kong)(b)(c)	8,903	283,026
G-III Apparel Group Ltd.(b)(c)	134,202	3,777,786
Global-e Online Ltd. (Israel)(b)	15,819	530,411
Golden Entertainment, Inc.(c)	37,540	1,203,157
GoPro, Inc., Class A(b)(c)	586,654	1,014,911
Grand Canyon Education, Inc.(b)	21,049	2,736,791
Green Brick Partners, Inc.(b)	29,674	1,606,254
Groupon, Inc.(b)(c)	46,040	532,222
Guess?, Inc.(c)	72,494	1,941,389
Haverty Furniture Cos., Inc., (Acquired 05/02/2018 - 04/26/2024; Cost $1,063,419)(c)(d)	46,715	1,438,822
Hibbett, Inc.(c)	23,288	2,008,357
Hilton Grand Vacations, Inc.(b)(c)	99,524	4,144,179
Holley, Inc.(b)	128,656	517,197

	Shares	Value
Consumer Discretionary-(continued)
Hooker Furnishings Corp.(c)	25,497	$433,449
Hovnanian Enterprises, Inc., Class A(b)	16,018	2,367,941
Hyatt Hotels Corp., Class A(c)	24,316	3,617,978
Inspired Entertainment, Inc.(b)	35,965	305,703
Installed Building Products, Inc.(c)	11,640	2,743,897
iRobot Corp.(b)(c)	148,440	1,270,646
J Jill, Inc.(b)(c)	13,537	337,342
Jack in the Box, Inc.(c)	32,234	1,839,594
JAKKS Pacific, Inc.(b)(c)	16,909	319,749
Johnson Outdoors, Inc., Class A(c)	15,954	654,274
Kontoor Brands, Inc.(c)	62,526	3,880,364
Krispy Kreme, Inc.	95,344	1,206,102
Lands’ End, Inc.(b)(c)	43,735	598,295
Landsea Homes Corp.(b)	55,167	637,179
Latham Group, Inc.(b)(c)	128,028	358,478
Laureate Education, Inc., Class A(c)	197,740	2,867,230
La-Z-Boy, Inc.(c)	82,632	2,713,635
Legacy Housing Corp., Class C(b)(c)	13,263	270,167
Leslie’s, Inc.(b)(c)	233,004	915,706
Lifetime Brands, Inc.	33,844	309,334
Lincoln Educational Services Corp.(b)(c)	35,729	380,871
LL Flooring Holdings, Inc.(b)(c)	169,822	268,319
Lovesac Co. (The)(b)(c)	23,417	519,389
Lucid Group, Inc.(b)(c)	427,184	1,089,319
MakeMyTrip Ltd. (India)(b)(c)	9,789	648,130
Malibu Boats, Inc., Class A(b)(c)	39,180	1,332,904
MarineMax, Inc.(b)(c)	91,197	2,249,830
MasterCraft Boat Holdings, Inc.(b)(c)	37,361	755,813
Mister Car Wash, Inc.(b)(c)	55,077	368,465
Modine Manufacturing Co.(b)(c)	37,052	3,432,127
Monarch Casino & Resort, Inc.(c)	12,838	870,031
Monro, Inc.(c)	75,816	2,065,986
Motorcar Parts of America, Inc.(b)(c)	45,231	256,912
Movado Group, Inc.(c)	29,194	743,571
National Vision Holdings, Inc.(b)	157,179	2,738,058
Noodles & Co.(b)(c)	145,392	219,542
Norwegian Cruise Line Holdings Ltd.(b)(c)	199,233	3,769,488
Ollie’s Bargain Outlet Holdings, Inc.(b)	48,804	3,569,525
On Holding AG, Class A (Switzerland)(b)(c)	36,273	1,151,668
OneSpaWorld Holdings Ltd. (Bahamas)(b)	27,889	354,748
OneWater Marine, Inc., Class A(b)(c)	37,126	768,879
Oxford Industries, Inc.(c)	20,492	2,208,628
Papa John’s International, Inc.(c)	31,316	1,931,884
Patrick Industries, Inc.(c)	35,593	3,719,113
Peloton Interactive, Inc., Class A(b)(c)	495,443	1,540,828
Perdoceo Education Corp.(c)	110,147	2,015,690
Petco Health & Wellness Co., Inc.(b)(c)	919,664	1,379,496
PetMed Express, Inc.(c)	149,010	588,590
Planet Fitness, Inc., Class A(b)	25,005	1,496,299
Playa Hotels & Resorts N.V.(b)	145,291	1,307,619
PlayAGS, Inc.(b)	76,020	672,017
Portillo’s, Inc., Class A(b)(c)	44,680	547,777
Potbelly Corp.(b)	22,970	234,064
Purple Innovation, Inc.(c)	238,866	363,076
QuantumScape Corp.(b)(c)	140,400	760,968
Qurate Retail, Inc., Class A(b)(c)	1,535,237	1,261,197
RCI Hospitality Holdings, Inc.(c)	7,968	404,456
RealReal, Inc. (The)(b)(c)	158,264	604,568
Red Robin Gourmet Burgers, Inc.(b)(c)	98,821	746,099
Red Rock Resorts, Inc., Class A	33,091	1,757,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2024

	Shares	Value
Consumer Discretionary-(continued)
Revolve Group, Inc.(b)(c)	44,909	$894,138
Rocky Brands, Inc.(c)	20,067	517,127
RumbleOn, Inc., Class B(b)(c)	93,015	479,957
Sabre Corp.(b)	994,526	2,854,290
Savers Value Village, Inc.(b)(c)	20,458	337,966
Shake Shack, Inc., Class A(b)	10,621	1,124,233
SharkNinja, Inc.(c)	53,367	3,430,431
Shoe Carnival, Inc.(c)	36,052	1,205,579
Six Flags Entertainment Corp.(b)(c)	143,681	3,387,998
Skyline Champion Corp.(b)	45,036	3,377,250
Sleep Number Corp.(b)(c)	208,379	2,773,524
Smith & Wesson Brands, Inc.(c)	104,878	1,779,780
Solid Power, Inc.(b)(c)	294,344	497,441
Sonic Automotive, Inc., Class A(c)	76,892	4,447,433
Sonos, Inc.(b)(c)	116,627	1,970,996
Sportsman’s Warehouse Holdings, Inc.(b)(c)	296,852	949,926
Standard Motor Products, Inc.(c)	47,729	1,532,101
Steven Madden Ltd.(c)	71,679	2,896,548
Stitch Fix, Inc., Class A(b)	335,193	710,609
Stoneridge, Inc.(b)(c)	50,781	760,699
Strategic Education, Inc.(c)	32,113	3,687,857
Stride, Inc.(b)(c)	45,383	3,029,315
Sturm, Ruger & Co., Inc.(c)	45,361	2,097,039
Super Group (SGHC) Ltd. (Guernsey)(b)(c)	184,752	583,816
Superior Group of Cos., Inc.	31,447	511,643
Sweetgreen, Inc., Class A(b)(c)	59,157	1,329,258
Target Hospitality Corp.(b)(c)	34,315	381,754
Tilly’s, Inc., Class A(b)(c)	64,628	392,292
Topgolf Callaway Brands Corp.(b)(c)	276,134	4,423,667
Tupperware Brands Corp.(b)(c)	1,235,529	1,309,661
Udemy, Inc.(b)	39,145	392,233
Unifi, Inc.(b)(c)	57,416	342,774
United Parks & Resorts, Inc.(b)(c)	34,088	1,732,352
Universal Technical Institute, Inc.(b)	23,825	362,617
Upbound Group, Inc.	134,987	4,185,947
Valvoline, Inc.(b)	108,134	4,597,858
Vera Bradley, Inc.(b)(c)	84,712	558,252
Vista Outdoor, Inc.(b)(c)	127,949	4,489,730
Visteon Corp.(b)(c)	34,533	3,820,386
Vizio Holding Corp., Class A(b)(c)	86,426	916,116
Vroom, Inc.(b)(c)	36,078	402,991
Warby Parker, Inc., Class A(b)(c)	32,871	385,906
Wendy’s Co. (The)(c)	207,439	4,146,706
Wingstop, Inc.	5,546	2,134,045
Winmark Corp.(c)	907	325,903
Winnebago Industries, Inc.(c)	60,135	3,703,113
Wolverine World Wide, Inc.(c)	268,816	2,887,084
Worthington Enterprises, Inc.(c)	35,977	2,056,445
WW International, Inc.(b)(c)	349,896	633,312
XPEL, Inc.(b)(c)(e)	6,570	345,254
YETI Holdings, Inc.(b)(c)	62,940	2,248,217
Zumiez, Inc.(b)(c)	79,683	1,370,548

		316,515,967

Consumer Staples-4.23%
Adecoagro S.A. (Brazil)	305,553	3,315,250
Alico, Inc.(c)	14,841	414,212
BellRing Brands, Inc.(b)	33,334	1,839,037
Boston Beer Co., Inc. (The), Class A(b)	7,424	2,066,916

	Shares	Value
Consumer Staples-(continued)
Calavo Growers, Inc.(c)	44,724	$1,205,312
Cal-Maine Foods, Inc.	65,829	3,642,319
Celsius Holdings, Inc.(b)	11,015	785,039
Central Garden & Pet Co., Class A(b)	117,454	4,161,395
Chefs’ Warehouse, Inc. (The)(b)(c)	49,479	1,636,765
Coca-Cola Consolidated, Inc.	3,692	3,049,592
Coty, Inc., Class A(b)	313,268	3,583,786
Dole PLC	261,461	3,181,980
Duckhorn Portfolio, Inc. (The)(b)(c)	66,947	567,041
e.l.f. Beauty, Inc.(b)	5,904	959,577
Edgewell Personal Care Co.(c)	85,416	3,213,350
Energizer Holdings, Inc.(c)	141,094	4,052,220
Fresh Del Monte Produce, Inc.	123,958	3,169,606
Freshpet, Inc.(b)(c)	14,428	1,530,378
Grocery Outlet Holding Corp.(b)	161,596	4,196,648
Hain Celestial Group, Inc. (The)(b)(c)	355,845	2,184,888
Ingles Markets, Inc., Class A	45,207	3,243,602
Inter Parfums, Inc.	7,801	907,880
J&J Snack Foods Corp.(c)	12,111	1,662,719
John B. Sanfilippo & Son, Inc.(c)	14,475	1,443,157
Lancaster Colony Corp.	13,380	2,553,038
Limoneira Co.(c)	17,970	355,447
Medifast, Inc.(c)	44,366	1,221,396
MGP Ingredients, Inc.(c)	11,298	886,215
Mission Produce, Inc.(b)(c)	82,243	933,458
National Beverage Corp.(b)(c)	21,791	969,699
Natural Grocers by Vitamin Cottage, Inc.	25,228	412,730
Nature’s Sunshine Products, Inc.(b)	20,479	398,317
Oil-Dri Corp. of America	4,620	319,935
Olaplex Holdings, Inc.(b)	209,420	291,094
Pilgrim’s Pride Corp.(b)(c)	111,890	4,030,278
PriceSmart, Inc.	42,071	3,390,502
Reynolds Consumer Products, Inc.(c)	69,237	1,982,255
Seneca Foods Corp., Class A(b)	24,596	1,428,782
Simply Good Foods Co. (The)(b)	72,249	2,633,476
SpartanNash Co.	128,513	2,453,313
Turning Point Brands, Inc.(c)	23,871	688,440
USANA Health Sciences, Inc.(b)	26,246	1,089,734
Utz Brands, Inc.(c)	41,028	739,735
Vector Group Ltd.	324,397	3,357,510
Village Super Market, Inc., Class A(c)	14,789	413,648
Vital Farms, Inc.(b)(c)	18,397	492,304
WD-40 Co.(c)	5,360	1,212,057
Weis Markets, Inc.(c)	48,689	3,073,737
WK Kellogg Co.	189,270	4,417,562

		95,757,331

Energy-6.71%
Archrock, Inc.	192,950	3,702,710
Ardmore Shipping Corp. (Ireland)(c)	62,897	1,053,525
Berry Corp.(c)	280,769	2,383,729
BP Prudhoe Bay Royalty Trust(b)(c)	127,830	290,174
Bristow Group, Inc.(b)	55,200	1,452,312
Cactus, Inc., Class A(c)	29,214	1,450,183
ChampionX Corp.	119,377	4,007,486
Clean Energy Fuels Corp.(b)(c)	273,655	634,880
Comstock Resources, Inc.(c)	241,350	2,427,981
CONSOL Energy, Inc.	47,937	3,967,266
Core Laboratories, Inc.(c)	102,863	1,625,235
Crescent Energy Co., Class A(c)	149,505	1,590,733

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2024

	Shares	Value
Energy-(continued)
CVR Energy, Inc.(c)	104,601	$3,177,778
DHT Holdings, Inc.(c)	221,012	2,523,957
Diamond Offshore Drilling, Inc.(b)(c)	121,420	1,486,181
DMC Global, Inc.(b)	39,003	618,198
Dorian LPG Ltd.(c)	48,726	2,013,358
Dril-Quip, Inc.(b)(c)	58,013	1,054,676
Evolution Petroleum Corp.(c)	57,200	308,880
Excelerate Energy, Inc., Class A(c)	38,739	653,140
Expro Group Holdings N.V.(b)(c)	95,959	1,800,191
Forum Energy Technologies, Inc.(b)	15,047	280,627
FutureFuel Corp.(c)	166,846	904,305
GeoPark Ltd. (Colombia)(c)	116,390	1,084,755
Gevo, Inc.(b)(c)	733,150	482,999
Golar LNG Ltd. (Cameroon)	142,407	3,491,820
Gran Tierra Energy, Inc. (Colombia)(b)(c)	282,649	2,442,087
Granite Ridge Resources, Inc.(c)	60,130	392,048
Green Plains, Inc.(b)(c)	104,525	2,160,532
Gulfport Energy Corp.(b)	8,542	1,355,701
Hallador Energy Co.(b)(c)	49,998	255,490
Helix Energy Solutions Group, Inc.(b)(c)	280,520	3,012,785
International Seaways, Inc.(c)	36,044	1,992,873
KLX Energy Services Holdings, Inc.(b)(c)	31,824	210,993
Kodiak Gas Services, Inc.(c)	21,042	571,922
Kosmos Energy Ltd. (Ghana)(b)(c)	608,536	3,450,399
Liberty Energy, Inc., Class A(c)	181,147	3,985,234
Magnolia Oil & Gas Corp., Class A(c)	173,297	4,344,556
Nabors Industries Ltd.(b)(c)	45,263	3,260,294
Natural Gas Services Group, Inc.(b)	23,989	529,677
Navigator Holdings Ltd.	56,810	853,286
New Fortress Energy, Inc.(c)	23,060	604,172
Newpark Resources, Inc.(b)	172,517	1,197,268
Nine Energy Service, Inc.(b)(c)	142,466	307,727
Noble Corp. PLC(c)	88,127	3,911,076
Nordic American Tankers Ltd.(c)	271,407	1,058,487
Northern Oil and Gas, Inc.	60,911	2,484,560
Oceaneering International, Inc.(b)	123,717	2,834,356
Oil States International, Inc.(b)(c)	225,252	898,755
Overseas Shipholding Group, Inc., Class A	145,890	887,011
Patterson-UTI Energy, Inc.	314,197	3,399,612
Permian Resources Corp.	229,028	3,836,219
ProFrac Holding Corp., Class A(b)(c)	41,858	304,308
ProPetro Holding Corp.(b)(c)	307,513	2,681,513
Ranger Energy Services, Inc.	42,418	417,393
REX American Resources Corp.(b)	23,253	1,286,588
Ring Energy, Inc.(b)(c)	506,294	961,959
RPC, Inc.(c)	127,560	853,376
Sabine Royalty Trust	8,254	507,869
SandRidge Energy, Inc.(c)	48,023	657,915
Scorpio Tankers, Inc. (Monaco)(c)	57,207	4,025,084
SEACOR Marine Holdings, Inc.(b)(c)	47,223	577,065
Select Water Solutions, Inc., Class A	165,531	1,529,506
SFL Corp. Ltd. (Norway)	301,505	4,019,062
SilverBow Resources, Inc.(b)(c)	61,250	1,881,600
Sitio Royalties Corp., Class A(c)	48,765	1,133,299
Solaris Oilfield Infrastructure, Inc., Class A	62,052	546,678
StealthGas, Inc. (Greece)(b)	103,930	650,602
Talos Energy, Inc.(b)(c)	309,711	4,081,991
Teekay Corp. (Bermuda)(b)(c)	200,175	1,465,281
Teekay Tankers Ltd., Class A (Canada)(c)	24,904	1,451,156

	Shares	Value
Energy-(continued)
Tellurian, Inc.(b)(c)	789,156	$339,416
TETRA Technologies, Inc.(b)	226,452	971,479
Texas Pacific Land Corp.(c)	6,564	3,782,833
Tidewater, Inc.(b)(c)	17,777	1,632,817
Tsakos Energy Navigation Ltd. (Greece)	73,225	1,887,740
U.S. Silica Holdings, Inc.(b)(c)	158,862	2,451,241
Uranium Energy Corp.(b)(c)	46,928	316,764
VAALCO Energy, Inc.(c)	230,236	1,473,510
Valaris Ltd.(b)(c)	34,080	2,217,245
Vertex Energy, Inc.(b)(c)	317,589	412,866
Viper Energy, Inc.	50,640	1,932,422
Vital Energy, Inc.(b)(c)	59,556	3,157,659
Vitesse Energy, Inc.(c)	62,317	1,382,814
W&T Offshore, Inc.(c)	372,539	838,213
Weatherford International PLC(b)	41,527	5,133,568

		151,667,031

Financials-19.30%
1st Source Corp.	27,332	1,355,667
ACNB Corp.(c)	13,816	449,573
AFC Gamma, Inc.(c)	48,560	582,720
Affirm Holdings, Inc.(b)(c)	69,245	2,207,531
AG Mortgage Investment Trust, Inc.(c)	68,642	380,277
Alerus Financial Corp.(c)	27,706	545,808
Amalgamated Financial Corp.	23,965	588,101
A-Mark Precious Metals, Inc.(c)	151,378	6,065,716
Ambac Financial Group, Inc.(b)	161,929	2,339,874
Amerant Bancorp, Inc.(c)	41,675	902,680
AMERISAFE, Inc.(c)	48,873	2,228,609
Ares Commercial Real Estate Corp.(c)	191,799	1,302,315
ARMOUR Residential REIT, Inc.	41,450	753,146
Arrow Financial Corp.(c)	30,088	670,060
AssetMark Financial Holdings, Inc.(b)	18,443	623,558
AvidXchange Holdings, Inc.(b)(c)	53,757	626,807
Axos Financial, Inc.(b)(c)	68,405	3,461,977
B. Riley Financial, Inc.(c)	144,737	4,978,953
Baldwin Insurance Group, Inc. (The), Class A(b)(c)	20,304	540,899
Banc of California, Inc.(c)	88,408	1,210,306
BancFirst Corp.(c)	21,142	1,885,232
Bancorp, Inc. (The)(b)	36,230	1,084,726
Bank First Corp.(c)	7,651	590,581
Bank of Hawaii Corp.(c)	69,736	3,953,334
Bank of Marin Bancorp(c)	30,891	443,595
Bank of N.T. Butterfield & Son Ltd. (The) (Bermuda)	108,570	3,691,380
Banner Corp.	78,147	3,409,554
Bar Harbor Bankshares	18,818	471,955
Berkshire Hills Bancorp, Inc.	81,846	1,744,957
BGC Group, Inc., Class A(c)	468,296	3,666,758
Blue Foundry Bancorp(b)(c)	35,189	300,514
Bridgewater Bancshares, Inc.(b)(c)	44,154	480,396
BrightSphere Investment Group, Inc.	66,430	1,477,403
BrightSpire Capital, Inc.(c)	414,824	2,609,243
Brookline Bancorp, Inc.	212,012	1,759,700
Business First Bancshares, Inc.(c)	32,927	664,796
Byline Bancorp, Inc.	35,975	779,578
Cambridge Bancorp	13,705	841,076
Camden National Corp.(c)	28,082	876,720
Cannae Holdings, Inc.(b)	162,717	3,164,846

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2024

	Shares	Value
Financials-(continued)
Capital City Bank Group, Inc.	20,349	$539,655
Capitol Federal Financial, Inc.	520,303	2,481,845
Carter Bankshares, Inc.(b)(c)	30,230	367,899
Cass Information Systems, Inc.(c)	14,843	641,069
Central Pacific Financial Corp.	69,694	1,389,698
Cherry Hill Mortgage Investment Corp.(c)	103,886	357,368
ChoiceOne Financial Services, Inc.	10,910	271,223
Citizens Financial Services, Inc.	7,327	296,011
City Holding Co.(c)	16,038	1,620,159
Claros Mortgage Trust, Inc.(c)	180,161	1,567,401
CNA Financial Corp.	70,302	3,089,070
CNB Financial Corp.	32,055	609,045
Coastal Financial Corp.(b)(c)	11,982	463,464
Codorus Valley Bancorp, Inc.	16,533	367,033
Cohen & Steers, Inc.(c)	28,454	1,957,066
Columbia Financial, Inc.(b)(c)	30,184	501,054
Community Bank System, Inc.	89,393	3,863,565
Community Trust Bancorp, Inc.	22,870	960,769
Community West Bancshares, Class B	17,673	303,445
Compass Diversified Holdings(c)	110,914	2,436,781
ConnectOne Bancorp, Inc.	83,931	1,503,204
Crawford & Co., Class A(c)	29,730	275,894
Credit Acceptance Corp.(b)(c)	6,254	3,212,805
CrossFirst Bankshares, Inc.(b)(c)	78,973	953,994
Customers Bancorp, Inc.(b)(c)	54,944	2,509,292
CVB Financial Corp.(c)	244,670	3,997,908
Diamond Hill Investment Group, Inc.	7,100	1,059,462
Dime Community Bancshares, Inc.(c)	89,659	1,631,794
Dlocal Ltd. (Uruguay)(b)	17,963	255,254
Donegal Group, Inc., Class A	29,516	396,695
Donnelley Financial Solutions, Inc.(b)	25,588	1,606,415
Dynex Capital, Inc.(c)	117,063	1,366,125
Eagle Bancorp, Inc.	103,940	1,921,851
Eastern Bankshares, Inc.(c)	252,574	3,172,329
eHealth, Inc.(b)(c)	153,953	658,919
Ellington Financial, Inc.	81,907	937,016
Employers Holdings, Inc.	55,472	2,362,552
Encore Capital Group, Inc.(b)(c)	75,897	3,118,608
Enova International, Inc.(b)	64,066	3,877,915
Enterprise Financial Services Corp.(c)	57,646	2,191,124
Equity Bancshares, Inc., Class A(c)	18,802	626,295
Esquire Financial Holdings, Inc.	5,865	276,007
EVERTEC, Inc.	42,125	1,580,951
F&G Annuities & Life, Inc.(c)	27,525	1,040,995
Farmers National Banc Corp.(c)	45,216	534,905
FB Financial Corp.(c)	45,807	1,678,827
Federal Agricultural Mortgage Corp., Class C	10,145	1,888,289
Fidelis Insurance Holdings Ltd. (Bermuda)	40,914	760,182
Financial Institutions, Inc.	31,712	546,081
First Bancorp	218,604	3,770,919
First Bancorp/Southern Pines NC(c)	53,442	1,625,171
First Bancshares, Inc. (The)	42,213	1,010,579
First Bank	28,537	333,312
First Busey Corp.(c)	94,222	2,104,919
First Commonwealth Financial Corp.	179,235	2,364,110
First Community Bankshares, Inc.	19,575	649,499
First Financial Bankshares, Inc.(c)	100,930	2,983,491
First Financial Corp.	23,049	839,214
First Foundation, Inc.(c)	197,357	1,081,516

	Shares	Value
Financials-(continued)
First Internet Bancorp	17,392	$540,022
First Merchants Corp.(c)	108,870	3,638,435
First Mid Bancshares, Inc.(c)	36,242	1,122,052
First of Long Island Corp. (The)	75,219	712,324
First United Corp.	13,801	311,765
FirstCash Holdings, Inc.	34,467	3,894,082
Flushing Financial Corp.	62,008	683,328
Flywire Corp.(b)(c)	25,570	524,185
Franklin BSP Realty Trust, Inc.(c)	171,456	2,141,485
Freedom Holding Corp. (Kazakhstan)(b)(c)	5,521	375,483
FS Bancorp, Inc.(c)	8,417	262,358
GCM Grosvenor, Inc., Class A(c)	36,580	345,315
German American Bancorp, Inc.(c)	37,162	1,179,150
Granite Point Mortgage Trust, Inc.(c)	287,153	1,231,886
Great Ajax Corp.	98,487	339,780
Great Southern Bancorp, Inc.(c)	14,095	724,483
Green Dot Corp., Class A(b)(c)	282,420	2,471,175
Greenlight Capital Re Ltd., Class A(b)(c)	45,485	551,278
Hamilton Lane, Inc., Class A(c)	10,373	1,158,872
Hanmi Financial Corp.	99,773	1,526,527
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(c)	95,600	2,390,956
HarborOne Bancorp, Inc.(c)	67,436	683,127
HBT Financial, Inc.	16,520	304,877
HCI Group, Inc.	4,512	515,180
Heartland Financial USA, Inc.	94,303	3,971,099
Heritage Commerce Corp.	156,671	1,243,968
Heritage Financial Corp.	86,463	1,533,854
Heritage Insurance Holdings, Inc.(b)	65,773	671,542
Hilltop Holdings, Inc.	106,723	3,122,715
Hingham Institution for Savings (The)(c)	2,848	481,027
Hippo Holdings, Inc.(b)(c)	30,396	650,170
HomeStreet, Inc.	91,251	1,117,825
HomeTrust Bancshares, Inc.	17,511	450,033
Hope Bancorp, Inc.	358,279	3,589,956
Horace Mann Educators Corp.	85,781	3,161,888
Horizon Bancorp, Inc.	90,153	1,034,956
Houlihan Lokey, Inc.(c)	30,109	3,838,596
i3 Verticals, Inc., Class A(b)(c)	17,326	393,473
Independent Bank Corp.	36,913	915,812
Independent Bank Group, Inc.	78,661	2,929,336
Interactive Brokers Group, Inc., Class A	23,346	2,687,592
International Bancshares Corp.(c)	73,058	4,065,678
International General Insurance Holdings Ltd. (Jordan)	32,683	422,591
International Money Express, Inc.(b)	33,860	684,988
Invesco Mortgage Capital, Inc.(c)(f)	56,508	483,143
James River Group Holdings Ltd.	173,668	1,543,909
Kearny Financial Corp.	196,157	1,059,248
Kinsale Capital Group, Inc.	2,800	1,017,100
KKR Real Estate Finance Trust, Inc.(c)	295,009	2,776,035
Ladder Capital Corp.(c)	357,794	3,839,130
Lakeland Bancorp, Inc.	126,013	1,536,098
Lakeland Financial Corp.(c)	24,415	1,434,870
Lemonade, Inc.(b)(c)	42,171	726,606
LendingClub Corp.(b)(c)	283,586	2,132,567
LendingTree, Inc.(b)	30,680	1,480,924
Live Oak Bancshares, Inc.(c)	29,910	966,691
Macatawa Bank Corp.	43,744	612,416
MarketAxess Holdings, Inc.	17,705	3,542,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2024

	Shares	Value
Financials-(continued)
Marqeta, Inc., Class A(b)	271,422	$1,506,392
Medallion Financial Corp.(c)	37,264	274,263
Mercantile Bank Corp.	29,039	1,047,727
Merchants Bancorp(c)	16,163	651,854
Mercury General Corp.	62,627	3,272,887
MetroCity Bankshares, Inc.	14,654	336,749
Metropolitan Bank Holding Corp.(b)	23,317	925,685
Mid Penn Bancorp, Inc.	16,108	325,865
Midland States Bancorp, Inc.(c)	36,439	798,014
MidWestOne Financial Group, Inc.	17,399	350,938
Morningstar, Inc.	8,910	2,518,411
MVB Financial Corp.(c)	14,094	253,269
National Bank Holdings Corp., Class A(c)	55,889	1,829,247
National Bankshares, Inc.	10,071	270,004
National Western Life Group, Inc., Class A(c)	3,659	1,788,592
NBT Bancorp, Inc.(c)	77,970	2,729,730
Nelnet, Inc., Class A(c)	24,443	2,302,042
NerdWallet, Inc., Class A(b)(c)	18,952	238,227
New York Mortgage Trust, Inc.(c)	365,408	2,503,045
NewtekOne, Inc.	32,545	351,161
Nicolet Bankshares, Inc.(c)	18,845	1,442,208
NMI Holdings, Inc., Class A(b)	104,039	3,210,644
Northeast Bank	7,136	369,074
Northeast Community Bancorp, Inc.	19,524	308,089
Northfield Bancorp, Inc.	111,220	927,575
Northrim BanCorp, Inc.(c)	8,030	383,834
Northwest Bancshares, Inc.	320,853	3,401,042
NU Holdings Ltd., Class A (Brazil)(b)	412,870	4,483,768
OceanFirst Financial Corp.	167,942	2,478,824
OFG Bancorp	63,173	2,281,177
Old Second Bancorp, Inc.	53,428	731,964
Open Lending Corp., Class A(b)(c)	66,093	337,074
Oportun Financial Corp.(b)	165,092	523,342
Orange County Bancorp, Inc.	6,354	274,556
Orchid Island Capital, Inc.(c)	56,477	470,453
Origin Bancorp, Inc.	46,537	1,382,149
Orrstown Financial Services, Inc.	17,878	468,761
Oscar Health, Inc., Class A(b)(c)	91,594	1,590,988
Pagseguro Digital Ltd., Class A (Brazil)(b)(c)	321,021	3,996,711
Palomar Holdings, Inc.(b)	9,855	775,293
Park National Corp.(c)	20,761	2,734,431
Pathward Financial, Inc.	34,022	1,713,688
Patria Investments Ltd., Class A (Cayman Islands)	28,997	388,560
Payoneer Global, Inc.(b)(c)	133,283	658,418
Paysafe Ltd.(b)(c)	79,624	1,132,253
Peapack-Gladstone Financial Corp.	36,569	818,414
Peoples Bancorp, Inc.(c)	57,019	1,655,832
Peoples Financial Services Corp.	7,641	289,365
Perella Weinberg Partners	27,762	414,209
Piper Sandler Cos.(c)	17,833	3,491,523
PJT Partners, Inc., Class A(c)	10,106	954,916
PRA Group, Inc.(b)	108,730	2,586,687
Preferred Bank(c)	18,536	1,402,990
Premier Financial Corp.	72,644	1,407,841
Primis Financial Corp.	48,153	468,047
ProAssurance Corp.	144,200	1,926,512
PROG Holdings, Inc.	99,628	3,311,635

	Shares	Value
Financials-(continued)
Provident Financial Services, Inc.	219,483	$3,222,010
QCR Holdings, Inc.(c)	21,957	1,206,757
RBB Bancorp	29,915	531,290
Ready Capital Corp.(c)	396,628	3,379,271
Red River Bancshares, Inc.(c)	5,941	268,593
Redwood Trust, Inc.(c)	399,112	2,207,089
Regional Management Corp.	13,257	334,209
Remitly Global, Inc.(b)(c)	32,716	583,326
Renasant Corp.(c)	119,053	3,459,680
Repay Holdings Corp., Class A(b)(c)	128,423	1,306,062
Republic Bancorp, Inc., Class A(c)	11,664	591,598
Rocket Cos., Inc., Class A(b)(c)	111,336	1,367,206
Ryan Specialty Holdings, Inc., Class A(c)	22,559	1,113,061
S&T Bancorp, Inc.(c)	77,975	2,350,946
Safety Insurance Group, Inc.(c)	28,965	2,304,745
Sandy Spring Bancorp, Inc.	100,805	2,061,462
Seacoast Banking Corp. of Florida(c)	90,378	2,085,020
Selectquote, Inc.(b)	181,840	274,578
ServisFirst Bancshares, Inc.(c)	40,218	2,371,253
Shift4 Payments, Inc., Class A(b)(c)	14,210	822,191
Shore Bancshares, Inc.(c)	38,749	401,052
SiriusPoint Ltd. (Bermuda)(b)	142,927	1,683,680
Skyward Specialty Insurance Group, Inc.(b)	16,797	586,551
SmartFinancial, Inc.(c)	19,317	396,964
South Plains Financial, Inc.	14,162	367,079
Southern First Bancshares, Inc.(b)	15,150	391,173
Southern Missouri Bancorp, Inc.(c)	11,670	467,967
Southside Bancshares, Inc.(c)	64,236	1,712,532
Stellar Bancorp, Inc.(c)	63,349	1,406,348
StepStone Group, Inc., Class A(c)	33,312	1,201,564
Stewart Information Services Corp.	65,625	4,069,406
Stock Yards Bancorp, Inc.(c)	30,728	1,368,932
StoneX Group, Inc.(b)	41,026	2,978,488
Summit Financial Group, Inc.(c)	16,534	437,655
TFS Financial Corp.(c)	64,446	773,996
Tiptree, Inc.	44,498	708,853
Toast, Inc., Class A(b)(c)	70,299	1,661,165
Tompkins Financial Corp.	31,978	1,406,392
Towne Bank	120,455	3,116,171
TPG RE Finance Trust, Inc.(c)	260,153	1,906,921
TPG, Inc.	39,001	1,680,943
Tradeweb Markets, Inc., Class A	33,615	3,418,982
TriCo Bancshares(c)	46,402	1,613,398
Triumph Financial, Inc.(b)(c)	23,042	1,621,235
Trupanion, Inc.(b)(c)	32,826	738,585
TrustCo Bank Corp.	41,118	1,094,561
Trustmark Corp.(c)	127,063	3,761,065
Two Harbors Investment Corp.(c)	268,104	3,386,154
United Fire Group, Inc., (Acquired 07/27/2015 - 04/26/2024; Cost $1,268,626)(d)	41,560	918,060
Unity Bancorp, Inc.	11,396	306,780
Universal Insurance Holdings, Inc.	72,812	1,421,290
Univest Financial Corp.	68,175	1,422,812
Upstart Holdings, Inc.(b)(c)	37,501	829,897
Veritex Holdings, Inc.	117,021	2,279,569
Victory Capital Holdings, Inc., Class A	30,008	1,526,207
Virtu Financial, Inc., Class A	251,461	5,456,704
Virtus Investment Partners, Inc.	10,213	2,239,915

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2024

	Shares	Value
Financials-(continued)
WaFd, Inc.(c)	150,660	$4,081,379
Walker & Dunlop, Inc.(c)	45,404	4,160,369
Washington Trust Bancorp, Inc.(c)	49,946	1,271,625
Waterstone Financial, Inc.	35,192	399,077
WesBanco, Inc.	97,534	2,633,418
Westamerica Bancorporation	37,739	1,756,750
White Mountains Insurance Group Ltd.(c)	2,208	3,926,133
WisdomTree, Inc.	108,677	967,225
World Acceptance Corp.(b)(c)	10,650	1,465,120
WSFS Financial Corp.	84,094	3,593,337

		436,566,288

Health Care-10.08%
10X Genomics, Inc., Class A(b)(c)	18,420	539,338
23andMe Holding Co., Class A(b)(c)	832,197	417,929
2seventy bio, Inc.(b)(c)	89,957	410,204
Acadia Pharmaceuticals, Inc.(b)(c)	22,504	376,042
Accolade, Inc.(b)(c)	49,446	377,273
Accuray, Inc.(b)(c)	163,400	348,042
AdaptHealth Corp.(b)(c)	452,933	4,461,390
Adaptive Biotechnologies Corp.(b)(c)	120,857	316,645
Addus HomeCare Corp.(b)	16,154	1,553,207
Agiliti, Inc.(b)(c)	66,457	674,539
agilon health, inc.(b)(c)	249,621	1,372,915
Agios Pharmaceuticals, Inc.(b)	47,062	1,529,515
Akero Therapeutics, Inc.(b)(c)	15,548	309,250
Alignment Healthcare, Inc.(b)(c)	77,297	398,080
Alkermes PLC(b)(c)	58,576	1,437,455
Allogene Therapeutics, Inc.(b)(c)	84,586	233,457
Alnylam Pharmaceuticals, Inc.(b)	2,953	425,084
Amedisys, Inc.(b)	40,835	3,758,862
American Well Corp., Class A(b)(c)	656,193	334,986
Amicus Therapeutics, Inc.(b)(c)	23,206	231,828
Amneal Pharmaceuticals, Inc.(b)(c)	188,501	1,140,431
Amphastar Pharmaceuticals, Inc.(b)(c)	16,788	692,505
AngioDynamics, Inc.(b)	100,403	581,333
ANI Pharmaceuticals, Inc.(b)(c)	8,488	560,208
Anika Therapeutics, Inc.(b)(c)	19,896	515,107
Arcturus Therapeutics Holdings, Inc.(b)(c)	7,884	201,594
Arcus Biosciences, Inc.(b)(c)	34,725	528,862
Arrowhead Pharmaceuticals, Inc.(b)(c)	17,132	387,526
Artivion, Inc.(b)(c)	34,583	678,518
Arvinas, Inc.(b)(c)	8,906	282,944
Assertio Holdings, Inc.(b)(c)	563,484	498,740
Astrana Health, Inc.(b)(c)	32,054	1,190,806
Atea Pharmaceuticals, Inc.(b)(c)	171,094	633,048
AtriCure, Inc.(b)(c)	20,751	500,514
Atrion Corp.(c)	1,517	642,131
Aurinia Pharmaceuticals, Inc. (Canada)(b)	76,252	388,123
Avanos Medical, Inc.(b)	111,120	2,009,050
Avid Bioservices, Inc.(b)(c)	41,690	318,095
Avidity Biosciences, Inc.(b)(c)	43,849	1,058,076
Axonics, Inc.(b)(c)	10,235	681,344
Azenta, Inc.(b)	58,431	3,065,290
Beam Therapeutics, Inc.(b)(c)	22,363	474,543
Biohaven Ltd.(b)(c)	9,974	386,991
BioLife Solutions, Inc.(b)(c)	20,552	360,482
Bio-Techne Corp.	52,471	3,316,692
Blueprint Medicines Corp.(b)(c)	8,474	774,015

	Shares	Value
Health Care-(continued)
Bristol-Myers Squibb Co., Rts., expiring 01/23/2031(b)(c)	23,541	$16,479
Brookdale Senior Living, Inc.(b)(c)	688,369	4,674,025
Bruker Corp.	37,263	2,906,887
C4 Therapeutics, Inc.(b)(c)	38,932	245,272
CareDx, Inc.(b)(c)	74,555	578,547
Caribou Biosciences, Inc.(b)(c)	44,317	160,871
Castle Biosciences, Inc.(b)	17,931	378,165
Catalyst Pharmaceuticals, Inc.(b)(c)	36,660	551,733
Celldex Therapeutics, Inc.(b)(c)	7,831	293,036
Certara, Inc.(b)(c)	66,805	1,143,034
Chemed Corp.	6,041	3,431,288
Chinook Therapeutics, Inc.(b)(c)	14,882	5,804
Clover Health Investments Corp.(b)(c)	1,333,254	839,950
Collegium Pharmaceutical, Inc.(b)(c)	28,190	1,041,057
Community Health Systems, Inc.(b)	969,866	3,200,558
CONMED Corp.	26,198	1,780,940
Corcept Therapeutics, Inc.(b)(c)	47,546	1,108,773
CorVel Corp.(b)(c)	2,386	569,896
Crinetics Pharmaceuticals, Inc.(b)(c)	8,845	387,588
CRISPR Therapeutics AG (Switzerland)(b)(c)	26,062	1,381,025
Cross Country Healthcare, Inc.(b)(c)	111,238	1,957,789
CryoPort, Inc.(b)(c)	25,818	417,993
Cullinan Oncology, Inc.(b)	19,091	515,648
Cytek Biosciences, Inc.(b)(c)	63,526	381,791
Definitive Healthcare Corp.(b)(c)	39,135	271,597
Denali Therapeutics, Inc.(b)(c)	61,979	956,956
DocGo, Inc.(b)(c)	145,070	490,337
Doximity, Inc., Class A(b)(c)	33,263	807,958
Dynavax Technologies Corp.(b)(c)	75,642	860,049
Eagle Pharmaceuticals, Inc.(b)(c)	82,366	336,877
Editas Medicine, Inc.(b)(c)	51,549	268,570
Embecta Corp.	180,435	1,827,806
Emergent BioSolutions, Inc.(b)(c)	879,089	1,652,687
Enanta Pharmaceuticals, Inc.(b)(c)	34,006	467,242
Enhabit, Inc.(b)(c)	229,685	2,317,522
Ensign Group, Inc. (The)	28,405	3,362,016
Evolent Health, Inc., Class A(b)(c)	53,090	1,472,717
Exact Sciences Corp.(b)(c)	71,417	4,238,599
Fate Therapeutics, Inc.(b)(c)	61,887	244,454
Fulgent Genetics, Inc.(b)(c)	73,293	1,491,513
Glaukos Corp.(b)	8,045	772,320
Globus Medical, Inc., Class A(b)(c)	59,682	2,971,567
Haemonetics Corp.(b)(c)	36,551	3,360,864
Halozyme Therapeutics, Inc.(b)	28,760	1,095,756
Harmony Biosciences Holdings, Inc.(b)(c)	10,898	336,857
Health Catalyst, Inc.(b)(c)	61,940	385,267
HealthEquity, Inc.(b)(c)	38,799	3,061,629
HealthStream, Inc.	16,921	436,054
Hims & Hers Health, Inc.(b)(c)	29,523	369,923
ICU Medical, Inc.(b)(c)	34,255	3,354,250
Ideaya Biosciences, Inc.(b)(c)	6,870	279,265
Inari Medical, Inc.(b)(c)	9,433	352,228
Inmode Ltd.(b)	53,398	917,912
Innoviva, Inc.(b)(c)	93,245	1,408,932
Inogen, Inc.(b)(c)	66,571	452,683
Inotiv, Inc.(b)(c)	61,019	234,313
Inspire Medical Systems, Inc.(b)	3,520	850,643
Insulet Corp.(b)	9,253	1,590,961

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2024

	Shares	Value
Health Care-(continued)
Integer Holdings Corp.(b)(c)	36,611	$4,086,886
Integra LifeSciences Holdings Corp.(b)	87,163	2,542,545
Intellia Therapeutics, Inc.(b)(c)	48,975	1,048,065
Intra-Cellular Therapies, Inc.(b)	9,843	706,826
Ionis Pharmaceuticals, Inc.(b)(c)	28,085	1,158,787
Iovance Biotherapeutics, Inc.(b)(c)	52,335	616,506
iRhythm Technologies, Inc.(b)(c)	4,244	465,057
Ironwood Pharmaceuticals, Inc.(b)(c)	95,588	740,807
iTeos Therapeutics, Inc.(b)	75,540	811,300
Kodiak Sciences, Inc.(b)(c)	53,460	171,607
Krystal Biotech, Inc.(b)(c)	3,990	610,949
Kura Oncology, Inc.(b)(c)	20,737	406,860
Kymera Therapeutics, Inc.(b)(c)	9,084	305,404
Lantheus Holdings, Inc.(b)(c)	18,911	1,258,338
LeMaitre Vascular, Inc.(c)	8,142	527,602
LifeStance Health Group, Inc.(b)(c)	91,186	563,529
Ligand Pharmaceuticals, Inc.(b)(c)	14,300	999,427
LivaNova PLC(b)(c)	43,180	2,407,285
Lyell Immunopharma, Inc.(b)(c)	341,123	740,237
Maravai LifeSciences Holdings, Inc., Class A(b)(c)	167,911	1,376,870
Masimo Corp.(b)(c)	23,425	3,148,554
Medpace Holdings, Inc.(b)(c)	4,416	1,714,954
Merit Medical Systems, Inc.(b)(c)	33,211	2,460,935
Mesa Laboratories, Inc.(c)	5,286	560,739
ModivCare, Inc.(b)(c)	42,309	992,992
Morphic Holding, Inc.(b)(c)	8,096	220,778
MultiPlan Corp.(b)(c)	449,623	292,165
Myriad Genetics, Inc.(b)(c)	59,118	1,156,939
Natera, Inc.(b)	14,928	1,386,513
National HealthCare Corp.(c)	19,547	1,776,236
National Research Corp.	10,459	358,221
Nektar Therapeutics(b)	532,085	776,844
Neogen Corp.(b)(c)	242,496	2,989,976
NeoGenomics, Inc.(b)(c)	98,390	1,369,589
Neurocrine Biosciences, Inc.(b)	24,729	3,401,227
Nevro Corp.(b)(c)	37,885	400,823
Novavax, Inc.(b)(c)	115,027	498,067
Novocure Ltd.(b)(c)	50,968	623,848
Nurix Therapeutics, Inc.(b)(c)	35,056	421,373
Nuvation Bio, Inc.(b)(c)	270,925	810,066
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(c)(g)	4,734	0
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(g)	4,734	0
OmniAb, Inc.(b)(c)	59,155	262,648
Omnicell, Inc.(b)(c)	89,919	2,410,728
OPKO Health, Inc.(b)(c)	1,378,598	1,681,890
OraSure Technologies, Inc.(b)(c)	91,832	485,791
Organogenesis Holdings, Inc.(b)	99,452	233,712
Orthofix Medical, Inc.(b)	58,535	760,955
OrthoPediatrics Corp.(b)(c)	10,979	325,308
Outset Medical, Inc.(b)(c)	91,204	230,746
Pacific Biosciences of California, Inc.(b)(c)	112,451	185,544
Pacira BioSciences, Inc.(b)(c)	54,638	1,434,247
PDL BioPharma, Inc.(b)(g)	527,611	627,857
Pediatrix Medical Group, Inc.(b)(c)	373,053	3,308,980
Pennant Group, Inc. (The)(b)	31,194	652,266
Penumbra, Inc.(b)(c)	5,852	1,149,742
PetIQ, Inc.(b)(c)	48,819	796,726

	Shares	Value
Health Care-(continued)
Phibro Animal Health Corp., Class A	61,347	$1,024,495
Phreesia, Inc.(b)(c)	15,703	325,680
Pliant Therapeutics, Inc.(b)(c)	20,306	240,017
Prestige Consumer Healthcare, Inc.(b)	50,138	3,597,903
Privia Health Group, Inc.(b)(c)	58,809	1,082,086
Progyny, Inc.(b)(c)	16,375	524,982
Prothena Corp. PLC (Ireland)(b)(c)	19,881	404,379
PTC Therapeutics, Inc.(b)(c)	13,159	423,062
Quanterix Corp.(b)(c)	17,898	288,516
R1 RCM, Inc.(b)	157,193	1,931,902
RadNet, Inc.(b)	47,049	2,281,876
Recursion Pharmaceuticals, Inc., Class A(b)(c)	25,527	199,621
REGENXBIO, Inc.(b)(c)	35,460	544,311
Relay Therapeutics, Inc.(b)(c)	71,343	465,156
Repligen Corp.(b)(c)	14,804	2,430,817
Replimune Group, Inc.(b)(c)	64,439	409,188
REVOLUTION Medicines, Inc.(b)(c)	24,077	897,591
Rocket Pharmaceuticals, Inc.(b)(c)	12,173	261,963
Roivant Sciences Ltd.(b)(c)	50,423	549,611
Sage Therapeutics, Inc.(b)(c)	58,576	816,549
Sangamo Therapeutics, Inc.(b)	244,762	126,028
Sarepta Therapeutics, Inc.(b)	6,318	800,238
Schrodinger, Inc.(b)(c)	13,342	325,278
Seer, Inc.(b)	231,576	481,678
Sharecare, Inc.(b)	465,300	333,108
Shockwave Medical, Inc.(b)	2,581	852,220
SIGA Technologies, Inc.(c)	85,050	746,739
SNDL, Inc. (Canada)(b)(c)	792,557	1,957,616
Sotera Health Co.(b)(c)	57,646	645,635
SpringWorks Therapeutics, Inc.(b)(c)	10,743	501,591
STAAR Surgical Co., (Acquired 03/20/2020 - 04/26/2024; Cost $925,117)(b)(c)(d)	20,391	937,170
Supernus Pharmaceuticals, Inc.(b)(c)	66,415	1,999,091
Surgery Partners, Inc.(b)(c)	92,624	2,310,969
Tactile Systems Technology, Inc.(b)(c)	20,708	285,149
Tandem Diabetes Care, Inc.(b)(c)	36,529	1,340,249
Taro Pharmaceutical Industries Ltd.(b)	13,706	582,231
Teladoc Health, Inc.(b)(c)	168,706	2,151,001
Tilray Brands, Inc., Class 2 (Canada)(b)(c)	1,959,597	4,840,205
TruBridge, Inc.(b)(c)	54,630	431,577
Twist Bioscience Corp.(b)(c)	22,716	709,421
U.S. Physical Therapy, Inc.(c)	10,435	1,059,257
UFP Technologies, Inc.(b)(c)	2,924	602,169
Ultragenyx Pharmaceutical, Inc.(b)	11,130	473,470
uniQure N.V. (Netherlands)(b)(c)	101,045	445,608
Vanda Pharmaceuticals, Inc.(b)	199,386	949,077
Varex Imaging Corp.(b)(c)	91,156	1,481,285
Vaxcyte, Inc.(b)(c)	11,989	725,934
Ventyx Biosciences, Inc.(b)(c)	123,155	460,600
Veracyte, Inc.(b)(c)	52,403	1,025,527
Vericel Corp.(b)(c)	6,368	292,100
Verve Therapeutics, Inc.(b)(c)	29,270	175,913
Vir Biotechnology, Inc.(b)(c)	203,765	1,723,852
Xencor, Inc.(b)	35,894	751,620
Xenon Pharmaceuticals, Inc. (Canada)(b)	16,140	656,091
Zentalis Pharmaceuticals, Inc.(b)(c)	29,580	327,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2024

	Shares	Value
Health Care-(continued)
ZimVie, Inc.(b)(c)	81,449	$1,238,025
Zymeworks, Inc.(b)	41,143	353,007

		227,889,937

Industrials-17.39%
3D Systems Corp.(b)(c)	230,692	772,818
AAON, Inc.(c)	15,256	1,435,437
AAR Corp.(b)(c)	36,544	2,526,652
ACCO Brands Corp.	294,055	1,417,345
ACV Auctions, Inc., Class A(b)(c)	40,972	714,961
Advanced Drainage Systems, Inc.	21,352	3,352,264
AeroVironment, Inc.(b)(c)	8,346	1,333,607
AerSale Corp.(b)(c)	51,159	364,764
Air Transport Services Group, Inc.(b)(c)	290,411	3,723,069
Alamo Group, Inc.	7,805	1,517,136
Alaska Air Group, Inc.(b)(c)	73,185	3,148,419
Albany International Corp., Class A	28,079	2,239,300
Allegiant Travel Co.(c)	10,868	592,958
Allient, Inc.	16,826	494,516
Alta Equipment Group, Inc.(c)	71,194	790,965
Ameresco, Inc., Class A(b)(c)	64,761	1,355,448
American Woodmark Corp.(b)	37,565	3,458,985
Apogee Enterprises, Inc.	34,608	2,138,082
Arcosa, Inc.	49,308	3,748,394
Argan, Inc.	19,203	1,157,173
Aris Water Solutions, Inc., Class A(c)	45,612	639,936
Armstrong World Industries, Inc.	28,286	3,249,496
Array Technologies, Inc.(b)(c)	68,643	847,055
Astec Industries, Inc.	42,111	1,760,240
Astronics Corp.(b)(c)	32,678	548,010
Atmus Filtration Technologies, Inc.(b)	21,511	651,568
Axon Enterprise, Inc.(b)	6,912	2,168,018
AZEK Co., Inc. (The)(b)	62,728	2,862,906
AZZ, Inc.(c)	29,856	2,138,585
Babcock & Wilcox Enterprises, Inc.(b)	366,568	373,899
Barnes Group, Inc.(c)	90,318	3,135,841
Barrett Business Services, Inc.	9,255	1,124,482
Blade Air Mobility, Inc.(b)(c)	91,758	292,708
Bloom Energy Corp., Class A(b)(c)	94,091	1,047,233
Blue Bird Corp.(b)(c)	20,630	679,862
BrightView Holdings, Inc.(b)	214,160	2,409,300
Cadre Holdings, Inc.	9,633	321,261
Casella Waste Systems, Inc., Class A(b)(c)	21,638	1,956,075
CBIZ, Inc.(b)(c)	30,069	2,140,311
CECO Environmental Corp.(b)	26,235	567,201
ChargePoint Holdings, Inc.(b)(c)	193,165	256,909
Cimpress PLC (Ireland)(b)(c)	26,822	2,287,112
Civeo Corp.	24,675	572,954
Columbus McKinnon Corp.	38,224	1,577,504
Comfort Systems USA, Inc.	15,411	4,768,318
Commercial Vehicle Group, Inc.(b)	85,511	513,921
Concrete Pumping Holdings, Inc.(b)	36,902	245,398
Conduent, Inc.(b)	537,219	1,692,240
Construction Partners, Inc., Class A(b)(c)	26,746	1,381,163
Corp. America Airports S.A. (Argentina)(b)	38,698	655,544
Costamare, Inc. (Monaco)(c)	156,361	1,873,205
Covenant Logistics Group, Inc., Class A	16,029	724,351
CRA International, Inc.(c)	6,774	982,840
CSG Systems International, Inc.(c)	39,229	1,853,178

	Shares	Value
Industrials-(continued)
CSW Industrials, Inc.	5,422	$1,288,376
Custom Truck One Source, Inc.(b)(c)	77,257	385,512
Danaos Corp. (Greece)	37,241	2,849,309
Dayforce, Inc.(b)(c)	44,947	2,758,397
Deluxe Corp.(c)	116,997	2,310,691
Desktop Metal, Inc., Class A(b)(c)	1,013,557	793,007
Diana Shipping, Inc. (Greece)	317,784	943,818
DNOW, Inc.(b)	227,435	3,209,108
Douglas Dynamics, Inc.	47,744	1,080,924
Driven Brands Holdings, Inc.(b)(c)	94,731	1,357,495
Ducommun, Inc.(b)(c)	27,118	1,466,813
Dun & Bradstreet Holdings, Inc.	402,358	3,661,458
DXP Enterprises, Inc.(b)	29,335	1,430,375
Encore Wire Corp.	17,138	4,787,672
Energy Recovery, Inc.(b)	24,041	358,211
Enerpac Tool Group Corp.	26,158	932,010
Ennis, Inc.	53,691	1,068,451
Enovix Corp.(b)(c)	27,128	169,821
Enpro, Inc.	16,392	2,460,931
Enviri Corp.(b)	289,488	2,252,217
ESCO Technologies, Inc.(c)	18,298	1,856,332
ExlService Holdings, Inc.(b)(c)	79,494	2,305,326
Exponent, Inc.	20,588	1,892,243
Federal Signal Corp.	31,374	2,550,706
First Advantage Corp.(c)	55,242	900,445
Fiverr International Ltd.(b)(c)	13,747	281,951
Fluence Energy, Inc.(b)(c)	16,900	301,496
Forrester Research, Inc.(b)(c)	19,822	360,562
Forward Air Corp.(c)	65,073	1,432,907
Franklin Covey Co.(b)	7,863	306,185
Franklin Electric Co., Inc.	30,574	2,943,359
Frontier Group Holdings, Inc., Class H(b)(c)	54,649	330,080
FTAI Aviation Ltd.	60,549	4,251,145
FTAI Infrastructure, Inc.(c)	142,231	1,029,752
FuelCell Energy, Inc.(b)(c)	582,710	540,638
Gates Industrial Corp. PLC(b)(c)	285,751	5,034,933
Genco Shipping & Trading Ltd.(c)	112,327	2,397,058
Gibraltar Industries, Inc.(b)	29,000	2,072,340
Global Industrial Co.(c)	24,367	938,373
Global Ship Lease, Inc., Class A (United Kingdom)	78,535	1,787,457
Gorman-Rupp Co. (The)	25,037	830,477
GrafTech International Ltd.(c)	2,567,412	4,415,949
Granite Construction, Inc.(c)	71,014	3,941,277
Great Lakes Dredge & Dock Corp.(b)(c)	157,173	1,037,342
Greenbrier Cos., Inc. (The)(c)	83,991	4,148,315
Griffon Corp.	29,890	1,958,393
H&E Equipment Services, Inc.	52,489	2,534,694
Hawaiian Holdings, Inc.(b)(c)	38,665	491,046
Hayward Holdings, Inc.(b)(c)	178,659	2,426,189
Healthcare Services Group, Inc.(b)	237,272	2,519,829
Heartland Express, Inc.(c)	103,504	1,028,830
Heidrick & Struggles International, Inc.	45,502	1,341,399
Helios Technologies, Inc.(c)	39,561	1,784,201
Hexcel Corp.	56,718	3,641,863
Hillenbrand, Inc.(c)	86,490	4,127,303
Hillman Solutions Corp.(b)(c)	318,427	3,044,162
HireRight Holdings Corp.(b)(c)	24,460	349,778
HNI Corp.	80,054	3,358,265
Hudson Technologies, Inc.(b)(c)	32,389	321,299

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2024

	Shares	Value
Industrials-(continued)
Huron Consulting Group, Inc.(b)	16,571	$1,545,080
Hyliion Holdings Corp.(b)(c)	239,094	308,431
Hyster-Yale Materials Handling, Inc.	23,719	1,389,222
IBEX Holdings Ltd.(b)(c)	21,337	279,515
ICF International, Inc.	15,071	2,174,595
IES Holdings, Inc.(b)	7,971	1,077,042
Insteel Industries, Inc.	35,402	1,136,404
Interface, Inc.	120,325	1,839,769
Janus International Group, Inc.(b)(c)	44,469	640,798
JetBlue Airways Corp.(b)(c)	396,349	2,251,262
Joby Aviation, Inc.(b)(c)	50,790	256,490
John Bean Technologies Corp.	28,607	2,548,598
Kadant, Inc.(c)	4,962	1,358,546
Kelly Services, Inc., Class A	83,899	1,924,643
Kforce, Inc.(c)	24,109	1,488,972
Korn Ferry	72,150	4,380,948
Kornit Digital Ltd. (Israel)(b)	58,641	903,658
Kratos Defense & Security Solutions, Inc.(b)(c)	88,410	1,575,466
LB Foster Co., Class A(b)	22,182	515,732
Legalzoom.com, Inc.(b)(c)	36,803	439,796
Leonardo DRS, Inc.(b)	84,441	1,817,170
Li-Cycle Holdings Corp. (Canada)(b)(c)	1,091,524	715,057
Limbach Holdings, Inc.(b)(c)	13,555	614,448
Lindsay Corp.	9,378	1,089,255
Liquidity Services, Inc.(b)	18,409	317,739
LSI Industries, Inc.	31,714	463,024
Luxfer Holdings PLC (United Kingdom)	103,619	997,851
Lyft, Inc., Class A(b)(c)	150,314	2,350,911
Manitowoc Co., Inc. (The)(b)	169,758	2,054,072
Marten Transport Ltd.	93,014	1,573,797
Masonite International Corp.(b)(c)	32,104	4,255,385
Matrix Service Co.(b)	82,499	928,939
Matson, Inc.	13,873	1,495,232
Matthews International Corp., Class A	78,884	2,128,290
Mayville Engineering Co., Inc.(b)(c)	31,183	429,078
McGrath RentCorp.	20,227	2,157,412
Mercury Systems, Inc.(b)(c)	90,168	2,542,738
Microvast Holdings, Inc.(b)(c)	578,946	226,889
Miller Industries, Inc.	22,892	1,115,069
Mistras Group, Inc.(b)	37,741	330,234
Montrose Environmental Group, Inc.(b)	20,681	897,969
Moog, Inc., Class A	26,638	4,237,307
MRC Global, Inc.(b)	256,333	2,878,620
MSA Safety, Inc.	18,841	3,398,916
Mueller Water Products, Inc., Class A	149,879	2,374,083
MYR Group, Inc.(b)	19,889	3,306,546
National Presto Industries, Inc.	9,983	818,506
Nextracker, Inc., Class A(b)	27,111	1,160,080
Nikola Corp.(b)(c)	414,991	257,543
NN, Inc.(b)	76,173	271,176
Northwest Pipe Co.(b)(c)	25,648	811,759
NV5 Global, Inc.(b)(c)	13,106	1,222,003
OPENLANE, Inc.(b)(c)	296,443	5,092,891
Pangaea Logistics Solutions Ltd.(c)	83,025	597,780
Park Aerospace Corp.	28,245	403,056
Park-Ohio Holdings Corp.	22,005	561,788
Parsons Corp.(b)(c)	35,685	2,801,629
Paycom Software, Inc.	15,695	2,950,346
Paycor HCM, Inc.(b)(c)	31,988	555,632

	Shares	Value
Industrials-(continued)
Paylocity Holding Corp.(b)(c)	6,791	$1,053,692
Pitney Bowes, Inc.(c)	797,344	3,396,685
Planet Labs PBC(b)(c)	198,121	334,824
Plug Power, Inc.(b)(c)	1,023,960	2,365,348
Powell Industries, Inc.(c)	4,284	612,612
Preformed Line Products Co.(c)	3,333	403,393
Primoris Services Corp.	108,279	5,045,801
Proto Labs, Inc.(b)	40,237	1,226,424
Quad/Graphics, Inc.(c)	51,698	232,124
Quanex Building Products Corp.	44,756	1,486,794
Radiant Logistics, Inc.(b)	69,972	345,662
RBC Bearings, Inc.(b)(c)	16,328	3,993,012
Resources Connection, Inc.	95,526	1,055,562
REV Group, Inc.	61,586	1,346,270
Rocket Lab USA, Inc.(b)(c)	99,108	372,646
Rollins, Inc.	94,735	4,221,392
Safe Bulkers, Inc. (Monaco)	228,072	1,138,079
Schneider National, Inc., Class B(c)	132,600	2,742,168
Seanergy Maritime Holdings Corp.	44,985	430,506
Shoals Technologies Group, Inc., Class A(b)	45,136	381,399
Shyft Group, Inc. (The)	88,957	967,852
Simpson Manufacturing Co., Inc.	20,821	3,620,564
Skillsoft Corp.(b)(c)	24,464	175,896
SkyWest, Inc.(b)	28,305	2,067,114
SP Plus Corp.(b)	30,979	1,581,788
Spirit AeroSystems Holdings, Inc., Class A(b)(c)	145,499	4,655,968
Spirit Airlines, Inc.(c)	207,784	733,478
SPX Technologies, Inc.(b)	25,923	3,157,681
Standex International Corp.	8,602	1,487,114
Star Bulk Carriers Corp. (Greece)	196,291	4,773,797
Steelcase, Inc., Class A(c)	266,805	3,209,664
Stem, Inc.(b)(c)	214,632	394,923
Sterling Check Corp.(b)(c)	43,009	650,726
Sterling Infrastructure, Inc.(b)	25,683	2,609,393
Stratasys Ltd.(b)(c)	115,344	1,121,144
Sun Country Airlines Holdings, Inc.(b)	25,307	336,836
SunPower Corp.(b)(c)	227,763	469,192
Tecnoglass, Inc.(c)	12,558	697,597
Tennant Co.	18,453	2,149,405
Tetra Tech, Inc.	22,918	4,462,593
Thermon Group Holdings, Inc.(b)(c)	37,787	1,206,539
Titan International, Inc.(b)(c)	99,558	1,097,129
Titan Machinery, Inc.(b)	77,676	1,729,068
TPI Composites, Inc.(b)(c)	562,012	1,787,198
Transcat, Inc.(b)(c)	3,111	334,028
Trex Co., Inc.(b)(c)	27,933	2,473,467
TriNet Group, Inc.(c)	32,113	3,223,182
Triumph Group, Inc.(b)(c)	91,504	1,222,493
TrueBlue, Inc.(b)	172,817	1,800,753
TTEC Holdings, Inc.(c)	72,684	529,140
Tutor Perini Corp.(b)	116,874	1,943,615
UniFirst Corp.(c)	19,168	3,069,372
Universal Logistics Holdings, Inc.(c)	12,180	544,202
Upwork, Inc.(b)(c)	40,602	475,043
V2X, Inc.(b)(c)	27,020	1,312,632
Verra Mobility Corp., Class A(b)(c)	60,104	1,417,252
Viad Corp.(b)	20,433	704,530
Vicor Corp.(b)(c)	10,176	329,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2024

	Shares	Value
Industrials-(continued)
Virgin Galactic Holdings, Inc.(b)(c)	228,995	$199,249
VSE Corp.	13,756	1,073,931
Wabash National Corp.(c)	88,158	2,037,331
Watts Water Technologies, Inc., Class A	15,081	2,992,975
Willdan Group, Inc.(b)	16,581	467,418
Xometry, Inc., Class A(b)(c)	12,495	223,286
Zurn Elkay Water Solutions Corp.	74,947	2,344,342

		393,239,391

Information Technology-11.07%
8x8, Inc.(b)(c)	210,916	466,124
A10 Networks, Inc.(c)	36,023	470,460
ACI Worldwide, Inc.(b)(c)	119,959	4,090,602
ACM Research, Inc., Class A(b)(c)	41,860	1,068,267
Adeia, Inc.	76,111	748,932
ADTRAN Holdings, Inc.(c)	225,421	987,344
Advanced Energy Industries, Inc.	23,692	2,270,641
Alarm.com Holdings, Inc.(b)	20,745	1,379,543
Allegro MicroSystems, Inc. (Japan)(b)(c)	30,242	897,885
Alpha & Omega Semiconductor Ltd.(b)(c)	63,961	1,398,827
Altair Engineering, Inc., Class A(b)(c)	8,586	690,744
Ambarella, Inc.(b)	15,637	718,833
American Software, Inc., Class A	42,604	430,726
AppFolio, Inc., Class A(b)	1,399	317,265
Applied Optoelectronics, Inc.(b)(c)	14,731	145,100
AppLovin Corp., Class A(b)	55,328	3,904,497
Arlo Technologies, Inc.(b)	47,374	586,490
Atlassian Corp., Class A(b)	6,426	1,107,200
Aurora Innovation, Inc.(b)(c)	151,579	420,632
AvePoint, Inc.(b)(c)	37,611	292,237
Aviat Networks, Inc.(b)(c)	13,154	440,001
Axcelis Technologies, Inc.(b)	14,363	1,486,858
Badger Meter, Inc.	8,643	1,580,978
Bel Fuse, Inc., Class A	1,312	91,840
Bel Fuse, Inc., Class B	8,194	481,152
Belden, Inc.(c)	44,771	3,638,539
Benchmark Electronics, Inc.	92,706	2,800,648
Bentley Systems, Inc., Class B(c)	43,123	2,265,251
BILL Holdings, Inc.(b)	69,292	4,321,049
Blackbaud, Inc.(b)	23,398	1,823,172
BlackLine, Inc.(b)(c)	6,744	391,489
Box, Inc., Class A(b)(c)	24,989	650,214
Braze, Inc., Class A(b)(c)	5,875	246,163
C3.ai, Inc., Class A(b)(c)	28,429	640,505
Calix, Inc.(b)(c)	36,605	1,015,057
CCC Intelligent Solutions Holdings, Inc.(b)	89,359	1,002,608
Ceragon Networks Ltd. (Israel)(b)	143,578	397,711
Cerence, Inc.(b)(c)	71,289	649,443
CEVA, Inc.(b)(c)	16,619	336,867
Cirrus Logic, Inc.(b)	49,127	4,351,178
Clear Secure, Inc., Class A(c)	15,249	266,400
Clearfield, Inc.(b)(c)	10,852	326,862
Cloudflare, Inc., Class A(b)	9,628	841,487
Cognyte Software Ltd. (Israel)(b)	83,116	566,851
Cohu, Inc.(b)	48,710	1,476,887
CommScope Holding Co., Inc.(b)(c)	1,721,896	1,539,375
Commvault Systems, Inc.(b)	9,845	1,008,817
Comtech Telecommunications Corp.(b)	139,871	262,957
Confluent, Inc., Class A(b)(c)	19,641	552,305
Consensus Cloud Solutions, Inc.(b)(c)	57,510	669,416

	Shares	Value
Information Technology-(continued)
Corsair Gaming, Inc.(b)(c)	61,428	$681,851
Crane NXT Co.	35,299	2,146,532
CrowdStrike Holdings, Inc., Class A(b)	6,627	1,938,663
CTS Corp.(c)	24,749	1,132,267
CyberArk Software Ltd.(b)(c)	4,560	1,090,980
Daktronics, Inc.(b)(c)	74,731	706,208
Datadog, Inc., Class A(b)	13,822	1,734,661
Digi International, Inc.(b)(c)	30,545	936,510
Digital Turbine, Inc.(b)(c)	362,155	691,716
DigitalOcean Holdings, Inc.(b)(c)	10,736	352,785
DocuSign, Inc.(b)	38,655	2,187,873
Dolby Laboratories, Inc., Class A	42,326	3,287,037
DoubleVerify Holdings, Inc.(b)(c)	20,771	608,590
Dropbox, Inc., Class A(b)	58,271	1,349,556
Dynatrace, Inc.(b)	43,074	1,951,683
E2open Parent Holdings, Inc.(b)(c)	413,126	2,003,661
Eastman Kodak Co.(b)(c)	328,463	1,478,084
Elastic N.V.(b)	5,965	609,742
Enphase Energy, Inc.(b)	20,897	2,272,758
Envestnet, Inc.(b)(c)	38,232	2,373,060
ePlus, Inc.(b)(c)	35,369	2,719,169
Everbridge, Inc.(b)	19,293	670,432
Extreme Networks, Inc.(b)	90,222	1,010,486
Fabrinet (Thailand)(b)	18,618	3,222,217
Fair Isaac Corp.(b)	2,208	2,502,393
FARO Technologies, Inc.(b)	27,524	516,075
Fastly, Inc., Class A(b)(c)	74,246	939,212
Five9, Inc.(b)(c)	10,245	589,805
FormFactor, Inc.(b)(c)	46,292	2,064,160
Freshworks, Inc., Class A(b)(c)	36,846	657,701
GitLab, Inc., Class A(b)	7,525	394,837
GLOBALFOUNDRIES, Inc.(b)(c)	60,080	2,936,710
Globant S.A.(b)	14,409	2,573,303
Grid Dynamics Holdings, Inc.(b)(c)	27,620	269,847
Guidewire Software, Inc.(b)	18,908	2,087,443
Hackett Group, Inc. (The)	24,117	523,098
Harmonic, Inc.(b)(c)	62,370	669,854
HashiCorp, Inc., Class A(b)(c)	32,160	1,043,914
HubSpot, Inc.(b)	2,953	1,786,181
Ichor Holdings Ltd.(b)(c)	39,351	1,526,032
indie Semiconductor, Inc., A Shares (China)(b)(c)	42,215	237,248
Infinera Corp.(b)(c)	220,357	1,062,121
Informatica, Inc., Class A(b)(c)	18,684	578,643
InterDigital, Inc.(c)	19,072	1,882,979
IonQ, Inc.(b)(c)	45,190	386,375
IPG Photonics Corp.(b)	40,937	3,437,889
Iris Energy Ltd. (Australia)(b)(c)	49,294	213,936
Itron, Inc.(b)	45,551	4,196,158
Ituran Location and Control Ltd. (Israel)	24,773	636,171
Jamf Holding Corp.(b)(c)	26,819	522,166
JFrog Ltd. (Israel)(b)(c)	12,611	502,927
Kimball Electronics, Inc.(b)(c)	59,372	1,242,656
Knowles Corp.(b)	111,983	1,772,691
Kulicke & Soffa Industries, Inc. (Singapore)(c)	58,861	2,724,087
Lattice Semiconductor Corp.(b)	19,592	1,344,011
LivePerson, Inc.(b)	153,019	76,647
LiveRamp Holdings, Inc.(b)	36,603	1,175,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2024

	Shares	Value
Information Technology-(continued)
MACOM Technology Solutions Holdings, Inc.(b)(c)	13,632	$1,389,782
Magnachip Semiconductor Corp. (South Korea)(b)	173,351	870,222
Manhattan Associates, Inc.(b)	5,904	1,216,578
Marathon Digital Holdings, Inc.(b)(c)	16,521	265,327
Matterport, Inc.(b)	241,055	1,108,853
Maxeon Solar Technologies Ltd.(b)(c)	85,927	167,558
MaxLinear, Inc.(b)	82,145	1,707,795
MeridianLink, Inc.(b)(c)	20,060	334,601
Methode Electronics, Inc.	103,235	1,258,435
MicroStrategy, Inc., Class A(b)(c)	422	449,443
Mirion Technologies, Inc.(b)(c)	155,390	1,689,089
Mitek Systems, Inc.(b)(c)	25,666	324,162
Monday.com Ltd.(b)	2,141	405,356
MongoDB, Inc.(b)(c)	2,921	1,066,691
Monolithic Power Systems, Inc.	6,042	4,044,092
N-able, Inc.(b)	37,922	464,924
nCino, Inc.(b)(c)	26,810	781,780
NETGEAR, Inc.(b)	111,435	1,647,009
NetScout Systems, Inc.(b)	151,929	2,926,153
nLight, Inc.(b)(c)	31,453	358,250
Novanta, Inc.(b)(c)	10,651	1,666,881
Nutanix, Inc., Class A(b)	20,026	1,215,578
Olo, Inc., Class A(b)(c)	88,375	424,200
ON24, Inc.	38,124	251,237
OneSpan, Inc.(b)	40,739	440,796
Onto Innovation, Inc.(b)	15,797	2,930,186
OSI Systems, Inc.(b)	17,134	2,252,093
Pagaya Technologies Ltd., Class A(b)	28,404	276,371
PagerDuty, Inc.(b)(c)	18,146	362,194
Palantir Technologies, Inc., Class A(b)	134,107	2,946,331
Palo Alto Networks, Inc.(b)(c)	9,412	2,737,857
PAR Technology Corp.(b)(c)	12,203	515,943
PC Connection, Inc.	19,043	1,180,095
Pegasystems, Inc.	7,328	435,430
Perficient, Inc.(b)(c)	20,900	987,734
Photronics, Inc.(b)(c)	67,293	1,844,501
Power Integrations, Inc.(c)	27,786	1,853,882
PowerSchool Holdings, Inc., Class A(b)(c)	21,666	375,255
Procore Technologies, Inc.(b)	11,442	782,862
Progress Software Corp.	29,856	1,487,426
Pure Storage, Inc., Class A(b)	55,271	2,785,658
Q2 Holdings, Inc.(b)(c)	17,926	921,217
Qualys, Inc.(b)	7,283	1,193,757
Rackspace Technology, Inc.(b)	580,928	999,196
Radware Ltd. (Israel)(b)	31,978	528,596
Rambus, Inc.(b)	20,685	1,133,952
Rapid7, Inc.(b)(c)	5,987	268,218
Ribbon Communications, Inc.(b)(c)	171,011	542,105
Richardson Electronics Ltd.	31,571	332,443
RingCentral, Inc., Class A(b)(c)	31,013	918,605
Riot Platforms, Inc.(b)(c)	76,731	775,750
Rogers Corp.(b)(c)	21,743	2,589,374
ScanSource, Inc.(b)	92,777	3,861,379
Semtech Corp.(b)(c)	98,987	3,723,891
SentinelOne, Inc., Class A(b)(c)	51,537	1,088,977
Silicom Ltd. (Israel)(b)	23,023	356,626
Silicon Laboratories, Inc.(b)(c)	18,122	2,201,642
SiTime Corp.(b)(c)	7,199	641,575

	Shares	Value
Information Technology-(continued)
SMART Global Holdings, Inc.(b)(c)	92,797	$1,695,401
SmartRent, Inc.(b)(c)	162,719	377,508
Smartsheet, Inc., Class A(b)	19,018	719,451
SolarWinds Corp.(c)	48,092	529,974
Sprinklr, Inc., Class A(b)(c)	29,158	340,857
SPS Commerce, Inc.(b)(c)	6,137	1,067,040
Synaptics, Inc.(b)(c)	34,241	3,080,320
Tenable Holdings, Inc.(b)(c)	12,922	581,102
Teradata Corp.(b)	79,193	2,938,060
Thoughtworks Holding, Inc.(b)(c)	137,619	319,276
Tucows, Inc., Class A(b)(c)	21,612	381,884
Turtle Beach Corp.(b)	34,465	485,957
UiPath, Inc., Class A(b)(c)	69,285	1,314,336
Ultra Clean Holdings, Inc.(b)(c)	67,206	2,811,227
Unisys Corp.(b)(c)	325,165	1,765,646
Unity Software, Inc.(b)(c)	100,752	2,445,251
Universal Display Corp.(c)	14,292	2,257,850
Upland Software, Inc.(b)	99,190	214,250
Varonis Systems, Inc.(b)(c)	17,911	783,606
Veeco Instruments, Inc.(b)(c)	26,699	943,543
Verint Systems, Inc.(b)(c)	60,676	1,837,269
VeriSign, Inc.(b)	18,809	3,187,749
Viavi Solutions, Inc.(b)	269,663	2,130,338
Vishay Precision Group, Inc.(b)	20,926	690,558
Wix.com Ltd. (Israel)(b)	6,081	722,848
Wolfspeed, Inc.(b)(c)	120,418	3,254,899
Workiva, Inc.(b)(c)	3,015	237,582
Xperi, Inc.(b)	73,629	773,841
Yext, Inc.(b)(c)	56,047	307,698
Zeta Global Holdings Corp., Class A(b)(c)	30,684	379,254
Zscaler, Inc.(b)	2,498	432,004
Zuora, Inc., Class A(b)(c)	39,874	393,158

		250,449,192

Materials-4.83%
AdvanSix, Inc.	76,534	1,933,249
Alto Ingredients, Inc.(b)(c)	439,098	829,895
American Vanguard Corp.	70,024	797,573
Arcadium Lithium PLC (Jersey)(b)	3	14
Ardagh Metal Packaging S.A.	338,973	1,338,943
Aspen Aerogels, Inc.(b)(c)	24,263	379,959
Balchem Corp.	14,321	2,024,703
Caledonia Mining Corp. PLC (South Africa)	29,515	289,542
Carpenter Technology Corp.	53,787	4,609,546
Century Aluminum Co.(b)(c)	119,046	2,065,448
Clearwater Paper Corp.(b)	52,593	2,368,789
Coeur Mining, Inc.(b)(c)	643,415	2,908,236
Compass Minerals International, Inc.(c)	125,556	1,563,172
Core Molding Technologies, Inc.(b)	19,903	358,652
Danimer Scientific, Inc.(b)(c)	370,281	277,711
Eagle Materials, Inc.	16,944	4,248,030
Ecovyst, Inc.(b)(c)	208,591	1,967,013
Ferroglobe PLC(c)	201,742	1,059,146
Ginkgo Bioworks Holdings, Inc.(b)(c)	1,030,693	918,451
Gold Royalty Corp. (Canada)	182,804	371,092
Hawkins, Inc.(c)	15,559	1,178,905
Haynes International, Inc.	14,670	882,401
Hecla Mining Co.(c)	775,124	3,666,337
Ingevity Corp.(b)	76,922	3,933,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2024

	Shares	Value
Materials-(continued)
Innospec, Inc.	23,013	$2,761,560
Intrepid Potash, Inc.(b)(c)	50,315	1,012,338
Kaiser Aluminum Corp.	47,015	4,254,387
Koppers Holdings, Inc.(c)	52,562	2,695,379
Kronos Worldwide, Inc.(c)	91,508	1,047,767
LSB Industries, Inc.(b)(c)	146,218	1,359,827
Materion Corp.	14,795	1,700,537
Mativ Holdings, Inc., Class A	274,989	5,021,299
McEwen Mining, Inc. (Canada)(b)(c)	59,511	681,996
Mercer International, Inc. (Germany)	182,632	1,850,062
Metallus, Inc.(b)(c)	108,175	2,224,078
Minerals Technologies, Inc.	50,478	3,679,341
MP Materials Corp.(b)(c)	88,176	1,410,816
Myers Industries, Inc.	63,075	1,381,343
NewMarket Corp.(c)	5,412	2,851,691
Olympic Steel, Inc.	24,455	1,554,604
Origin Materials, Inc.(b)	602,219	487,496
Orion S.A. (Germany)	109,619	2,593,586
Pactiv Evergreen, Inc.	131,681	2,006,818
Perimeter Solutions S.A.(b)(c)	260,348	1,822,436
PureCycle Technologies, Inc.(b)(c)	68,659	320,638
Quaker Chemical Corp.	10,989	2,049,778
Radius Recycling, Inc., Class A(c)	89,388	1,557,139
Ramaco Resources, Inc., Class A	22,501	352,816
Ranpak Holdings Corp.(b)(c)	128,349	929,247
Rayonier Advanced Materials, Inc.(b)(c)	342,705	1,278,290
Ryerson Holding Corp.(c)	118,994	3,397,279
Sensient Technologies Corp.	54,862	4,016,996
Stepan Co.	37,266	3,092,705
Summit Materials, Inc., Class A(b)	100,926	3,926,021
SunCoke Energy, Inc.	208,533	2,149,975
Tredegar Corp.	86,014	548,769
TriMas Corp.	74,142	1,926,951
Trinseo PLC(c)	310,220	809,674
Universal Stainless & Alloy Products, Inc.(b)	21,318	557,466

		109,281,703

Real Estate-6.35%
Acadia Realty Trust(c)	184,652	3,190,787
Alexander & Baldwin, Inc.	162,747	2,680,443
Alexander’s, Inc.(c)	3,540	748,922
Alpine Income Property Trust, Inc.(c)	24,604	367,338
American Assets Trust, Inc.	111,750	2,385,862
Apartment Investment & Management Co., Class A(b)(c)	133,021	1,064,168
Armada Hoffler Properties, Inc.	112,125	1,179,555
Ashford Hospitality Trust, Inc.(b)(c)	394,273	461,299
Braemar Hotels & Resorts, Inc.(c)	153,956	420,300
Broadstone Net Lease, Inc.	272,389	3,965,984
BRT Apartments Corp.(c)	19,739	354,118
CareTrust REIT, Inc.(c)	77,055	1,904,800
CBL & Associates Properties, Inc.(c)	45,406	987,580
Centerspace(c)	30,054	2,021,131
Chatham Lodging Trust	121,363	1,112,899
City Office REIT, Inc.(c)	187,196	872,333
Community Healthcare Trust, Inc.	35,496	941,709
Compass, Inc., Class A(b)(c)	565,402	1,781,016
CTO Realty Growth, Inc.(c)	47,882	830,753
DigitalBridge Group, Inc.(c)	187,415	3,081,103

	Shares	Value
Real Estate-(continued)
Diversified Healthcare Trust	647,001	$1,526,922
Douglas Elliman, Inc.	346,524	471,273
Easterly Government Properties, Inc.(c)	248,225	2,901,750
Elme Communities	201,016	3,047,403
Empire State Realty Trust, Inc., Class A(c)	252,176	2,294,802
Equity Commonwealth(b)	157,416	2,946,828
Essential Properties Realty Trust, Inc.	139,252	3,667,898
eXp World Holdings, Inc.(c)	87,544	871,938
Farmland Partners, Inc.(c)	60,367	649,549
Forestar Group, Inc.(b)(c)	29,453	912,748
Four Corners Property Trust, Inc.(c)	98,529	2,310,505
Franklin Street Properties Corp.	334,724	622,587
FRP Holdings, Inc.(b)(c)	10,772	326,499
Getty Realty Corp.	59,509	1,612,694
Gladstone Commercial Corp.(c)	80,260	1,073,076
Gladstone Land Corp.(c)	48,312	612,596
Global Medical REIT, Inc.	115,205	934,313
Global Net Lease, Inc.(c)	375,198	2,607,626
Howard Hughes Holdings, Inc.(b)(c)	54,652	3,561,124
Industrial Logistics Properties Trust	252,201	887,748
Innovative Industrial Properties, Inc.(c)	28,140	2,909,676
InvenTrust Properties Corp.(c)	110,657	2,804,048
Kennedy-Wilson Holdings, Inc.(c)	395,345	3,396,014
LTC Properties, Inc.	62,595	2,071,894
Marcus & Millichap, Inc.(c)	35,547	1,125,773
National Health Investors, Inc.(c)	61,656	3,888,027
National Storage Affiliates Trust(c)	82,813	2,901,768
NETSTREIT Corp.(c)	60,509	1,019,577
Newmark Group, Inc., Class A	230,446	2,205,368
NexPoint Residential Trust, Inc.	41,301	1,414,146
Office Properties Income Trust(c)	643,580	1,300,032
One Liberty Properties, Inc.(c)	33,313	763,201
Orion Office REIT, Inc.	250,193	780,602
Paramount Group, Inc.	740,670	3,436,709
Peakstone Realty Trust	107,272	1,498,590
Pebblebrook Hotel Trust(c)	236,002	3,429,109
Piedmont Office Realty Trust, Inc., Class A	621,709	4,283,575
Plymouth Industrial REIT, Inc.(c)	44,698	933,294
Postal Realty Trust, Inc., Class A	22,568	312,567
RE/MAX Holdings, Inc., Class A	65,393	459,059
Redfin Corp.(b)(c)	147,697	828,580
Retail Opportunity Investments Corp.(c)	225,107	2,762,063
RMR Group, Inc. (The), Class A	36,763	872,018
Ryman Hospitality Properties, Inc.	28,883	3,046,579
Safehold, Inc.(c)	27,951	509,826
Saul Centers, Inc.	21,177	771,055
Service Properties Trust	460,121	2,820,542
SITE Centers Corp.	298,510	4,026,900
St. Joe Co. (The)(c)	12,749	729,243
Star Holdings(b)(c)	34,764	413,344
Sunstone Hotel Investors, Inc.(c)	356,812	3,639,482
Tanger, Inc.	107,794	3,055,960
Tejon Ranch Co.(b)(c)	26,339	441,968
Terreno Realty Corp.	53,188	2,890,768
UMH Properties, Inc.(c)	75,326	1,199,190
Universal Health Realty Income Trust(c)	19,292	695,091
Urban Edge Properties	185,815	3,108,685
Veris Residential, Inc.	124,392	1,792,489

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2024

	Shares	Value
Real Estate-(continued)
Whitestone REIT	93,497	$1,075,215
Xenia Hotels & Resorts, Inc.(c)	267,504	3,710,280

		143,514,286

Utilities-1.64%
Altus Power, Inc.(b)(c)	41,074	150,742
American States Water Co.	30,382	2,152,261
Artesian Resources Corp., Class A	13,527	473,174
Atlantica Sustainable Infrastructure PLC (Spain)(c)	213,511	4,178,410
California Water Service Group	66,523	3,267,610
Chesapeake Utilities Corp.(c)	20,598	2,180,710
Clearway Energy, Inc., Class A	53,872	1,169,561
Clearway Energy, Inc., Class C	127,760	2,987,029
Consolidated Water Co. Ltd.	10,191	259,361
Genie Energy Ltd., Class B(c)	22,288	340,784
MGE Energy, Inc.(c)	44,156	3,458,298
Middlesex Water Co.	16,790	851,589
Northwest Natural Holding Co.	93,842	3,580,072
Ormat Technologies, Inc.(c)	48,656	3,105,713
Otter Tail Corp.(c)	41,729	3,561,987
ReNew Energy Global PLC, Class A (India)(b)(c)	130,424	735,591
SJW Group	41,718	2,271,545
Sunnova Energy International, Inc.(b)(c)	134,148	564,763
Unitil Corp.	27,383	1,394,890
York Water Co. (The)	12,817	455,132

		37,139,222

Total Common Stocks & Other Equity Interests (Cost $2,281,683,577)		2,259,843,830

	Shares	Value
Money Market Funds-0.12%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(f)(h) (Cost $2,670,603)	2,670,603	$2,670,603

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.03% (Cost $2,284,354,180)		2,262,514,433

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-29.10%
Invesco Private Government Fund, 5.29%(f)(h)(i)	184,441,800	184,441,800
Invesco Private Prime Fund, 5.46%(f)(h)(i)	473,676,147	473,818,250

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $658,370,705)		658,260,050

TOTAL INVESTMENTS IN SECURITIES-129.13% (Cost $2,942,724,885)		2,920,774,483
OTHER ASSETS LESS LIABILITIES-(29.13)%		(658,955,910)

NET ASSETS-100.00%		$2,261,818,573

Investment Abbreviations:

REIT-Real Estate Investment Trust

Rts. -Rights

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)	Restricted security. The aggregate value of these securities at April 30, 2024 was $3,294,052, which represented less than 1% of the Fund’s Net Assets.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2024 represented less than 1% of the Fund’s Net Assets.

(f)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2024	Dividend Income

Invesco Mortgage Capital, Inc.	$666,987	$164,523	$(241,981)	$126,973	$(233,358)	$483,143	$123,044

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	2,412,621	79,618,070	(79,360,088)	-	-	2,670,603	81,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2024

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2024	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$161,246,789	$527,104,883	$(503,909,872)	$-	$-	$184,441,800	$7,945,391	*

Invesco Private Prime Fund	402,326,336	1,166,128,066	(1,094,724,399)	(41,055)	129,302	473,818,250	21,261,050	*

Total	$566,652,733	$1,773,015,542	$(1,678,236,340)	$85,918	$(104,056)	$661,413,796	$29,410,915

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(h)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Statements of Assets and Liabilities

April 30, 2024

	Invesco Bloomberg MVP Multi-factor ETF (BMVP)	Invesco FTSE RAFI US 1000 ETF (PRF)	Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Assets:
Unaffiliated investments in securities, at value(a)	$96,228,838	$6,800,826,432	$2,259,360,687
Affiliated investments in securities, at value	5,430,668	317,174,910	661,413,796
Cash	-	-	32,786
Receivable for:
Dividends	144,715	7,385,446	926,400
Securities lending	390	76,130	421,704
Other assets	14,133	-	-

Total assets	101,818,744	7,125,462,918	2,922,155,373

Liabilities:
Due to custodian	144,308	67	-
Payable for:
Collateral upon return of securities loaned	5,431,173	310,844,187	658,370,705
Accrued advisory fees	18,751	1,604,272	525,299
Accrued trustees’ and officer’s fees	-	488,715	187,779
Accrued expenses	-	3,582,363	1,253,017

Total liabilities	5,594,232	316,519,604	660,336,800

Net Assets	$96,224,512	$6,808,943,314	$2,261,818,573

Net assets consist of:
Shares of beneficial interest	$256,085,210	$6,022,714,295	$2,826,386,729
Distributable earnings (loss)	(159,860,698)	786,229,019	(564,568,156)

Net Assets	$96,224,512	$6,808,943,314	$2,261,818,573

Shares outstanding (unlimited amount authorized, $0.01 par value)	2,240,000	184,950,000	61,270,000
Net asset value	$42.96	$36.82	$36.92

Market price	$42.97	$36.83	$36.93

Unaffiliated investments in securities, at cost	$85,955,990	$5,499,536,188	$2,280,832,615

Affiliated investments in securities, at cost	$5,431,173	$319,291,852	$661,892,270

(a) Includes securities on loan with an aggregate value of:	$5,240,883	$296,547,450	$626,328,473

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Statements of Operations

For the year ended April 30, 2024

	Invesco Bloomberg MVP Multi-factor ETF (BMVP)	Invesco FTSE RAFI US 1000 ETF (PRF)	Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Investment income:
Unaffiliated dividend income	$1,899,219	$141,981,089	$32,087,632
Affiliated dividend income	4,824	331,862	204,474
Securities lending income, net	400,468	1,958,883	4,985,000
Foreign withholding tax	(17,955)	(23,394)	(47,500)

Total investment income	2,286,556	144,248,440	37,229,606

Expenses:
Unitary management fees	181,466	-	-
Advisory fees	151,191	18,210,944	6,149,539
Sub-licensing fees	10,024	5,668,000	1,914,263
Accounting & administration fees	406	453,824	181,151
Professional fees	20,147	26,895	32,780
Custodian & transfer agent fees	936	69,442	5,925
Trustees’ and officer’s fees	3,117	135,530	53,578
Other expenses	254	127,528	90,444

Total expenses	367,541	24,692,163	8,427,680

Less: Waivers	(4,738)	(199,560)	(157,098)

Net expenses	362,803	24,492,603	8,270,582

Net investment income	1,923,753	119,755,837	28,959,024

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,278,492	(81,126,290)	(79,281,649)
Affiliated investment securities	(704)	84,161	(105,904)
Unaffiliated in-kind redemptions	6,115,691	599,921,702	280,832,762
Affiliated in-kind redemptions	-	11,926	1,848
Foreign currencies	-	-	6

Net realized gain	7,393,479	518,891,499	201,447,063

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	7,640,557	412,638,305	93,257,863
Affiliated investment securities	(304)	(668,970)	85,918
Foreign currencies	422	-	-

Change in net unrealized appreciation	7,640,675	411,969,335	93,343,781

Net realized and unrealized gain	15,034,154	930,860,834	294,790,844

Net increase in net assets resulting from operations	$16,957,907	$1,050,616,671	$323,749,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Statements of Changes in Net Assets

For the years ended April 30, 2024 and 2023

	Invesco Bloomberg MVP Multi-factor ETF (BMVP)				Invesco FTSE RAFI US 1000 ETF (PRF)
	2024		2023		2024		2023
Operations:
Net investment income	$1,923,753		$1,220,338		$119,755,837		$119,256,727
Net realized gain (loss)	7,393,479		(3,691,744)		518,891,499		150,790,219
Change in net unrealized appreciation (depreciation)	7,640,675		6,399,213		411,969,335		(199,894,821)

Net increase (decrease) in net assets resulting from operations	16,957,907		3,927,807		1,050,616,671		70,152,125

Distributions to Shareholders from:
Distributable earnings	(1,726,778)		(1,393,641)		(118,226,422)		(121,245,950)

Shareholder Transactions:
Proceeds from shares sold	36,641,918		24,564,978		1,046,334,941		1,013,641,362
Value of shares repurchased	(46,213,201)		(41,935,463)		(1,142,163,161)		(639,141,302)

Net increase (decrease) in net assets resulting from share transactions	(9,571,283)		(17,370,485)		(95,828,220)		374,500,060

Net increase (decrease) in net assets	5,659,846		(14,836,319)		836,562,029		323,406,235

Net assets:
Beginning of year	90,564,666		105,400,985		5,972,381,285		5,648,975,050

End of year	$96,224,512		$90,564,666		$6,808,943,314		$5,972,381,285

Changes in Shares Outstanding:
Shares sold	960,000	(a)	690,000	(a)	28,600,000	(b)	33,250,000	(b)
Shares repurchased	(1,210,000	)(a)	(1,200,000	)(a)	(31,750,000	)(b)	(21,250,000	)(b)
Shares outstanding, beginning of year	2,490,000	(a)	3,000,000	(a)	188,100,000	(b)	176,100,000	(b)

Shares outstanding, end of year	2,240,000	(a)	2,490,000	(a)	184,950,000	(b)	188,100,000	(b)

(a)	Changes in shares outstanding have been restated to reflect a three-for-one stock split effective after the close of business on July 14, 2023. See Note 10.
(b)	Changes in shares outstanding have been restated to reflect a five-for-one stock split effective after the close of business on July 14, 2023. See Note 10.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
2024		2023

$28,959,024		$28,253,720
201,447,063		63,707,584
93,343,781		(130,802,222)

323,749,868		(38,840,918)

(30,155,544)		(26,785,262)

669,501,367		698,742,061
(629,474,230)		(500,211,412)

40,027,137		198,530,649

333,621,461		132,904,469

1,928,197,112		1,795,292,643

$2,261,818,573		$1,928,197,112

18,050,000	(b)	22,050,000	(b)
(16,980,000	)(b)	(15,600,000	)(b)
60,200,000	(b)	53,750,000	(b)

61,270,000	(b)	60,200,000	(b)

43

Financial Highlights

Invesco Bloomberg MVP Multi-factor ETF (BMVP)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$36.37	$35.13	$40.78	$27.58	$32.91

Net investment income(b)	0.82	0.44	0.26	0.25	0.38
Net realized and unrealized gain (loss) on investments	6.52	1.30	(5.62)	13.25	(5.33)

Total from investment operations	7.34	1.74	(5.36)	13.50	(4.95)

Distributions to shareholders from:
Net investment income	(0.75)	(0.50)	(0.29)	(0.30)	(0.38)

Net asset value at end of year	$42.96	$36.37	$35.13	$40.78	$27.58

Market price at end of year(c)	$42.97	$36.36	$35.10	$40.80	$27.13

Net Asset Value Total Return(d)	20.33%	5.09%	(13.20)%	49.27%	(15.04)%
Market Price Total Return(d)	20.38%	5.16%	(13.32)%	51.78%	(16.32)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$96,225	$90,565	$105,401	$135,810	$115,831
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.60%	0.60%	0.60%	0.58%
Expenses, prior to Waivers	0.40%	0.63%	0.60%	0.62%	0.58%
Net investment income	2.07%	1.25%	0.64%	0.75%	1.22%
Portfolio turnover rate(e)	256%	233%	228%	321%	313%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2024, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Financial Highlights–(continued)

Invesco FTSE RAFI US 1000 ETF (PRF)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$31.75	$32.08	$31.54	$20.83	$23.56

Net investment income(b)	0.65	0.64	0.58	0.49	0.52
Net realized and unrealized gain (loss) on investments	5.06	(0.33)	0.52	10.73	(2.68)

Total from investment operations	5.71	0.31	1.10	11.22	(2.16)

Distributions to shareholders from:
Net investment income	(0.64)	(0.64)	(0.56)	(0.51)	(0.57)

Net asset value at end of year	$36.82	$31.75	$32.08	$31.54	$20.83

Market price at end of year(c)	$36.83	$31.74	$32.06	$31.54	$20.86

Net Asset Value Total Return(d)	18.16%	1.11%	3.45%	54.54%	(9.18)%
Market Price Total Return(d)	18.22%	1.12%	3.41%	54.32%	(9.06)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$6,808,943	$5,972,381	$5,648,975	$5,110,669	$4,010,580
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.39%	0.39%	0.39%	0.40%	0.39%
Net investment income	1.91%	2.05%	1.76%	1.94%	2.24%
Portfolio turnover rate(e)	10%	9%	10%	11%	8%

(a)	Per share amounts have been adjusted to reflect a five-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$32.03	$33.40	$36.14	$20.62	$26.43

Net investment income(b)	0.48	0.47	0.37	0.24	0.30
Net realized and unrealized gain (loss) on investments	4.91	(1.40)	(2.73)	15.55	(5.71)

Total from investment operations	5.39	(0.93)	(2.36)	15.79	(5.41)

Distributions to shareholders from:
Net investment income	(0.50)	(0.44)	(0.38)	(0.27)	(0.40)

Net asset value at end of year	$36.92	$32.03	$33.40	$36.14	$20.62

Market price at end of year(c)	$36.93	$32.01	$33.40	$36.13	$20.63

Net Asset Value Total Return(d)	16.92%	(2.77)%	(6.60)%	77.05%	(20.65)%
Market Price Total Return(d)	17.05%	(2.83)%	(6.59)%	76.88%	(20.62)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,261,819	$1,928,197	$1,795,293	$1,949,569	$1,437,974
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.37%	1.43%	1.01%	0.87%	1.20%
Portfolio turnover rate(e)	26%	27%	28%	25%	21%

(a)	Per share amounts have been adjusted to reflect a five-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2024

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Bloomberg MVP Multi-factor ETF (BMVP)*	“Bloomberg MVP Multi-factor ETF”

Invesco FTSE RAFI US 1000 ETF (PRF)	“FTSE RAFI US 1000 ETF”

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)	“FTSE RAFI US 1500 Small-Mid ETF”

*	Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Dynamic Market ETF to Invesco Bloomberg MVP Multi-factor ETF.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Shares of Bloomberg MVP Multi-factor ETF and FTSE RAFI US 1000 ETF are listed and traded on NYSE Arca, Inc., and Shares of FTSE RAFI US 1500 Small-Mid ETF are listed and traded on The Nasdaq Stock Market LLC.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Bloomberg MVP Multi-factor ETF	Bloomberg MVP Index

FTSE RAFI US 1000 ETF	FTSE RAFITM US 1000 Index

FTSE RAFI US 1500 Small-Mid ETF	FTSE RAFITM US 1500 Mid Small Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a

46

demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and

47

accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Effective August 28, 2023, Bloomberg MVP Multi-factor ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

FTSE RAFI US 1000 ETF and FTSE RAFI US 1500 Small-Mid ETF are responsible for all of their own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to their respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the

48

Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

Prior to August 28, 2023, Bloomberg MVP Multi-factor ETF was responsible for all of its own expenses, including, but not limited to, the expenses listed directly above.

Expenses of the Trust that are directly identifiable to a specific Fund, including expenses that are excluded from a Fund’s unitary management fee (if applicable), are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund, including expenses that are excluded from a Fund’s unitary management fee (if applicable), are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended April 30, 2024, each Fund had affiliated securities lending transactions with Invesco. Fees paid

49

to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

Bloomberg MVP Multi-factor ETF	$882

FTSE RAFI US 1000 ETF	51,216

FTSE RAFI US 1500 Small-Mid ETF	289,645

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

The performance of a Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause a Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that a Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of a Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statements of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its

50

management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies that are “actively managed”, each Fund is a “passive” investor and therefore does not utilize an investing strategy that seeks returns in excess of its respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. If a specific security is removed from an Underlying Index, its respective Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. An Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Multifactor Investing Risk. For certain Funds, the Underlying Index seeks to emphasize certain factor exposures to securities within the eligible index universe, in accordance with the Underlying Index’s methodology. There is no assurance that targeting exposure to such factors will enhance an Underlying Index’s or a Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is also no guarantee an Underlying Index will achieve the specific factor exposures.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk. To the extent certain Funds become non-diversified, such Funds can invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase certain Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Funds’ performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. For certain Funds, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may

51

have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Value Investing Risk. For certain Funds, value securities are subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall stock market. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to an Investment Advisory Agreement, Bloomberg MVP Multi-factor ETF accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.29% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

Pursuant to another Investment Advisory Agreement, each of FTSE RAFI US 1000 ETF and FTSE RAFI US 1500 Small-Mid ETF accrues daily and pays monthly to the Adviser an annual fee of 0.29% of the Fund’s average daily net assets.

Prior to August 28, 2023, Bloomberg MVP Multi-factor ETF accrued daily and paid monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of FTSE RAFI US 1000 ETF and the FTSE RAFI US 1500 Small-Mid ETF, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser)) of each such Fund from exceeding 0.39% of the Fund’s average daily net assets per year (an “Expense Cap”), through at least August 31, 2026. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2026. During its term, the Expense Agreement cannot be terminated or amended to increase a Fund’s Expense Cap without approval of the Board of Trustees.

Prior to August 28, 2023, the Trust also had entered into the Expense Agreement with the Adviser on behalf of Bloomberg MVP Multi-factor ETF, pursuant to which the Adviser had agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Bloomberg MVP Multi-factor ETF (excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser)) from exceeding 0.60% of the Fund’s average daily net assets per year (an “Expense Cap”).

The Adviser did not waive fees and/or pay Fund expenses during the period under the Expense Cap for Bloomberg MVP Multi-factor ETF.

Further, through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This waiver is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2024, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Bloomberg MVP Multi-factor ETF	$4,738

FTSE RAFI US 1000 ETF	199,560

FTSE RAFI US 1500 Small-Mid ETF	157,098

For FTSE RAFI US 1000 ETF and FTSE RAFI US 1500 Small-Mid ETF, the fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. For Bloomberg MVP Multi-factor ETF, the expenses borne by the Adviser pursuant to the Expense Cap were not subject to recapture.

52

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule as of April 30, 2024 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/25	4/30/26	4/30/27

FTSE RAFI US 1000 ETF	$472,468	$65,117	$211,376	$195,975

FTSE RAFI US 1500 Small-Mid ETF	490,202	120,438	213,285	156,479

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

Bloomberg MVP Multi-factor ETF	Bloomberg Index Services Limited

FTSE RAFI US 1000 ETF	FTSE International Limited and Research Affiliates LLC

FTSE RAFI US 1500 Small-Mid ETF	FTSE International Limited and Research Affiliates LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2024, the Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Bloomberg MVP Multi-factor ETF	$27,852

FTSE RAFI US 1000 ETF	160,556

FTSE RAFI US 1500 Small-Mid ETF	323,829

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent

53

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Bloomberg MVP Multi-factor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$96,228,838	$-	$-	$96,228,838

Money Market Funds	-	5,430,668	-	5,430,668

Total Investments	$96,228,838	$5,430,668	$-	$101,659,506

FTSE RAFI US 1000 ETF

Investments in Securities

Common Stocks & Other Equity Interests	$6,804,236,641	$-	$0	$6,804,236,641

Money Market Funds	2,952,726	310,811,975	-	313,764,701

Total Investments	$6,807,189,367	$310,811,975	$0	$7,118,001,342

FTSE RAFI US 1500 Small-Mid ETF

Investments in Securities

Common Stocks & Other Equity Interests	$2,259,193,690	$22,283	$627,857	$2,259,843,830

Money Market Funds	2,670,603	658,260,050	-	660,930,653

Total Investments	$2,261,864,293	$658,282,333	$627,857	$2,920,774,483

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2024 and 2023:

	2024	2023
	Ordinary Income*	Ordinary Income*

Bloomberg MVP Multi-factor ETF	$1,726,778	$1,393,641

FTSE RAFI US 1000 ETF	118,226,422	121,245,950

FTSE RAFI US 1500 Small-Mid ETF	30,155,544	26,785,262

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

Bloomberg MVP Multi-factor ETF	$118,905	$8	$10,266,288	$422	$(170,246,321)	$256,085,210	$96,224,512

FTSE RAFI US 1000 ETF	5,793,708	(478,426)	1,164,220,604	-	(383,306,867)	6,022,714,295	6,808,943,314

FTSE RAFI US 1500 Small-Mid ETF	2,581,160	(183,645)	(131,236,861)	-	(435,728,810)	2,826,386,729	2,261,818,573

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of April 30, 2024, as follows:

	No expiration
	Short-Term	Long-Term	Total*

Bloomberg MVP Multi-factor ETF	$169,939,294	$307,027	$170,246,321

FTSE RAFI US 1000 ETF	33,967,682	349,339,185	383,306,867

FTSE RAFI US 1500 Small-Mid ETF	89,014,584	346,714,226	435,728,810

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

54

NOTE 6–Investment Transactions

For the fiscal year ended April 30, 2024, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Bloomberg MVP Multi-factor ETF	$236,806,966	$236,860,936

FTSE RAFI US 1000 ETF	619,846,720	636,141,445

FTSE RAFI US 1500 Small-Mid ETF	556,354,067	558,711,980

For the fiscal year ended April 30, 2024, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

Bloomberg MVP Multi-factor ETF	$36,641,511	$45,935,278

FTSE RAFI US 1000 ETF	1,012,571,127	1,087,830,723

FTSE RAFI US 1500 Small-Mid ETF	664,584,447	618,577,113

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. As of April 30, 2024, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

Bloomberg MVP Multi-factor ETF	$11,109,863	$(843,575)	$10,266,288	$91,393,218

FTSE RAFI US 1000 ETF	1,584,615,414	(420,394,810)	1,164,220,604	5,953,780,738

FTSE RAFI US 1500 Small-Mid ETF	304,134,697	(435,371,558)	(131,236,861)	3,052,011,344

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2024, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Bloomberg MVP Multi-factor ETF	$-	$(6,092,199)	$6,092,199

FTSE RAFI US 1000 ETF	14,263	(581,542,124)	581,527,861

FTSE RAFI US 1500 Small-Mid ETF	(455,692)	(266,224,492)	266,680,184

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Bloomberg MVP Multi-factor ETF. Prior to August 28, 2023, Bloomberg MVP Multi-factor ETF accrued amounts to pay for such remuneration. Interested Trustees do not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

55

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 10–Stock Split

On June 22, 2023, the Board of Trustees approved the stock splits set forth in the table below. The effect of the stock splits was to increase the number of shares outstanding of those Funds, whereby every outstanding share of the respective Funds was exchanged for three or five shares, as described below, effective after the close of business on July 14, 2023. The transactions did not change the net assets of the Funds or the net asset value of any shareholder’s investment in the Funds.

Fund	Stock Split Ratio

Bloomberg MVP Multi-factor ETF	3 to 1

FTSE RAFI US 1000 ETF	5 to 1

FTSE RAFI US 1500 Small-Mid ETF	5 to 1

56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Bloomberg MVP Multi-factor ETF, Invesco FTSE RAFI US 1000 ETF and Invesco FTSE RAFI US 1500 Small-Mid ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Bloomberg MVP Multi-factor ETF, Invesco FTSE RAFI US 1000 ETF and Invesco FTSE RAFI US 1500 Small-Mid ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations for the year ended April 30, 2024, the statements of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2024, and each of the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 27, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

57

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Bloomberg MVP Multi-factor ETF), you incur advisory fees and other Fund expenses. As a shareholder of the Bloomberg MVP Multi-factor ETF, you incur a unitary management fee. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2023 through April 30, 2024.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Bloomberg MVP Multi-factor ETF (BMVP)

Actual	$1,000.00	$1,225.20	0.35%	$1.94

Hypothetical (5% return before expenses)	1,000.00	1,023.12	0.35	1.76

Invesco FTSE RAFI US 1000 ETF (PRF)

Actual	1,000.00	1,199.60	0.39	2.13

Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

Actual	1,000.00	1,204.10	0.39	2.14

Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2024. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

58

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2024:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco Bloomberg MVP Multi-factor ETF	0%	84%	82%	0%	0%

Invesco FTSE RAFI US 1000 ETF	0%	100%	100%	0%	0%

Invesco FTSE RAFI US 1500 Small-Mid ETF	14%	76%	73%	0%	0%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

59

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2024

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider) (1988-2001).	214	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, First Eagle Alternative Credit LLC (2020-2023), Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Member (2002-Present), Rockefeller Trust Committee; formerly, Trustee, Chikaming Open Lands (2014-2023); Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); Council on Children’s and Women’s Health (2012-Present); formerly, Governing Council Member (2016-2023) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

65

Trustees and Officers–(continued)

The President, Principal Executive Officer and the other executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below.

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Brian Hartigan–1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2023	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023-Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023-Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020-Present); Manager and President, Invesco Investment Advisers LLC (2020-Present) and and Manager, Invesco Indexing LLC (2023 – Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020-2023); Global Head of ETF Investments (2017-2020); Head of Investments-PowerShares (2015-2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010-2015).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer (2020-Present), Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

66

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal - ETFs and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC, Manager, Invesco Investment Advisers LLC (2024-Present); formerly, Assistant Secretary, Invesco Investment Advisers LLC (2020-2024); Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- 2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

67

Trustees and Officers–(continued)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

68

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2024, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Bloomberg Analyst Rating Improvers ETF

Invesco Bloomberg MVP Multi-factor ETF

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Next Gen Connectivity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Communication Services ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® GARP ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2023, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

69

Approval of Investment Advisory Contracts–(continued)

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●	0.29% of the Fund’s average daily net assets for each of Invesco S&P 500 BuyWrite ETF and Invesco Bloomberg MVP Multi-factor ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® GARP ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

●

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median

Invesco Bloomberg Analyst Rating Improvers ETF			X

Invesco Bloomberg MVP Multi-factor ETF			X

Invesco Dow Jones Industrial Average Dividend ETF	X	X	X

Invesco NASDAQ Internet ETF			X

Invesco Next Gen Connectivity ETF	X	N/A	X

Invesco S&P 500 BuyWrite ETF	X	N/A	X

Invesco S&P 500® Equal Weight Communication Services ETF	X		X

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X

Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X

Invesco S&P 500® Equal Weight Energy ETF	X		X

Invesco S&P 500® Equal Weight ETF	X		X

Invesco S&P 500® Equal Weight Financials ETF	X		X

Invesco S&P 500® Equal Weight Health Care ETF	X		X

Invesco S&P 500® Equal Weight Industrials ETF	X		X

Invesco S&P 500® Equal Weight Materials ETF	X		X

Invesco S&P 500® Equal Weight Real Estate ETF			X

Invesco S&P 500® Equal Weight Technology ETF	X		X

Invesco S&P 500® Equal Weight Utilities ETF	X	X	X

Invesco S&P 500® Pure Growth ETF	X	X	X

Invesco S&P 500® Pure Value ETF			X

Invesco S&P 500® Top 50 ETF			X

Invesco S&P MidCap 400® GARP ETF			X

Invesco S&P MidCap 400® Pure Growth ETF			X

Invesco S&P MidCap 400® Pure Value ETF		X	X

Invesco S&P SmallCap 600® Pure Growth ETF			X

Invesco S&P SmallCap 600® Pure Value ETF		X	X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

70

Approval of Investment Advisory Contracts–(continued)

The Board noted that, effective March 25, 2023, Invesco Raymond James SB-1 Equity ETF converted to Invesco Bloomberg Analyst Rating Improvers ETF and the Fund’s management fee was reduced by 35 basis points. In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Bloomberg Analyst Rating Improvers ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco S&P 500® Equal Weight ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

71

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2024, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco AI and Next Gen Software ETF

Invesco Biotechnology & Genome ETF

Invesco Building & Construction ETF

Invesco BuyBack AchieversTM ETF

Invesco Dividend AchieversTM ETF

Invesco Dorsey Wright Basic Materials Momentum ETF

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF

Invesco Dorsey Wright Consumer Staples Momentum ETF

Invesco Dorsey Wright Energy Momentum ETF

Invesco Dorsey Wright Financial Momentum ETF

Invesco Dorsey Wright Healthcare Momentum ETF

Invesco Dorsey Wright Industrials Momentum ETF

Invesco Dorsey Wright Momentum ETF

Invesco Dorsey Wright Technology Momentum ETF

Invesco Dorsey Wright Utilities Momentum ETF

Invesco Energy Exploration & Production ETF

Invesco Financial Preferred ETF

Invesco Food & Beverage ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco Large Cap Growth ETF

Invesco Large Cap Value ETF

Invesco Leisure and Entertainment ETF

Invesco MSCI Sustainable Future ETF

Invesco Next Gen Media and Gaming ETF

Invesco Oil & Gas Services ETF

Invesco Pharmaceuticals ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Semiconductors ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2023, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration

72

Approval of Investment Advisory Contracts–(continued)

statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function. Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2026, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dorsey Wright Basic Materials Momentum ETF, Invesco Dorsey Wright Consumer Cyclicals Momentum ETF, Invesco Dorsey Wright Consumer Staples Momentum ETF, Invesco Dorsey Wright Energy Momentum ETF, Invesco Dorsey Wright Financial Momentum ETF, Invesco Dorsey Wright Healthcare Momentum ETF, Invesco Dorsey Wright Industrials Momentum ETF, Invesco Dorsey Wright Technology Momentum ETF and Invesco Dorsey Wright Utilities Momentum ETF; and

●

0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco AI and Next Gen Software ETF, Invesco Biotechnology & Genome ETF, Invesco Building & Construction ETF, Invesco BuyBack AchieversTM ETF, Invesco Dorsey Wright Momentum ETF, Invesco Energy Exploration & Production ETF, Invesco Financial Preferred ETF, Invesco Food & Beverage ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco Large Cap Growth ETF, Invesco Large Cap Value ETF, Invesco Leisure and Entertainment ETF, Invesco MSCI

73

Approval of Investment Advisory Contracts–(continued)

Sustainable Future ETF, Invesco Next Gen Media and Gaming ETF, Invesco Oil & Gas Services ETF, Invesco Pharmaceuticals ETF, Invesco Semiconductors ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco AI and Next Gen Software ETF	X	N/A	X

Invesco Biotechnology & Genome ETF			X

Invesco Building & Construction ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF			X

Invesco Dorsey Wright Basic Materials Momentum ETF			X

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF			X

Invesco Dorsey Wright Consumer Staples Momentum ETF	X		X

Invesco Dorsey Wright Energy Momentum ETF			X

Invesco Dorsey Wright Financial Momentum ETF			X

Invesco Dorsey Wright Healthcare Momentum ETF			X

Invesco Dorsey Wright Industrials Momentum ETF			X

Invesco Dorsey Wright Momentum ETF			X

Invesco Dorsey Wright Technology Momentum ETF			X

Invesco Dorsey Wright Utilities Momentum ETF			X

Invesco Energy Exploration & Production ETF			X

Invesco Financial Preferred ETF			X

Invesco Food & Beverage ETF	X		X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF	X	N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF			X

Invesco International Dividend AchieversTM ETF	X		X

Invesco Large Cap Growth ETF			X

Invesco Large Cap Value ETF			X

Invesco Leisure and Entertainment ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco Next Gen Media and Gaming ETF			X

Invesco Oil & Gas Services ETF			X

Invesco Pharmaceuticals ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

74

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF			X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Semiconductors ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the licensing fees paid by the Funds and noted those Funds for which license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco AI and Next Gen Software ETF	X	N/A	X

Invesco Biotechnology & Genome ETF			X

Invesco Building & Construction ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF		X	X

Invesco Dorsey Wright Basic Materials Momentum ETF			X

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF			X

Invesco Dorsey Wright Consumer Staples Momentum ETF			X

Invesco Dorsey Wright Energy Momentum ETF			X

Invesco Dorsey Wright Financial Momentum ETF			X

Invesco Dorsey Wright Healthcare Momentum ETF			X

Invesco Dorsey Wright Industrials Momentum ETF			X

Invesco Dorsey Wright Momentum ETF		X	X

Invesco Dorsey Wright Technology Momentum ETF			X

Invesco Dorsey Wright Utilities Momentum ETF			X

Invesco Energy Exploration & Production ETF			X

Invesco Financial Preferred ETF			X

Invesco Food & Beverage ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF		N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF		X	X

75

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco International Dividend AchieversTM ETF			X

Invesco Large Cap Growth ETF			X

Invesco Large Cap Value ETF		X	X

Invesco Leisure and Entertainment ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco Next Gen Media and Gaming ETF			X

Invesco Oil & Gas Services ETF			X

Invesco Pharmaceuticals ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF			X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Semiconductors ETF			X

Invesco Water Resources ETF		X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Energy Exploration & Production ETF’s, Invesco Global Listed Private Equity ETF’s, Invesco Large Cap Value ETF’s and Invesco Oil & Gas Services ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco FTSE RAFI US 1000 ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose.

76

Approval of Investment Advisory Contracts–(continued)

Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

77

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2024 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2024

PKW   Invesco BuyBack AchieversTM ETF

PFM    Invesco Dividend AchieversTM ETF

DJD    Invesco Dow Jones Industrial Average Dividend ETF

PGF    Invesco Financial Preferred ETF

PEY    Invesco High Yield Equity Dividend AchieversTM ETF

PID    Invesco International Dividend AchieversTM ETF

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

2

The Market Environment

Domestic Equity

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March 2023 banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies exceeding earnings and revenue estimates. Facing persistently strong employment data, the US Federal Reserve (the Fed) raised the federal funds rate by 0.25% at its May 2023 meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, in July 2023, the Consumer Price Index (CPI) rose by 0.2% and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%.1 The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak of 9.1%.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,“1 which prompted a strong equity rally into 2023 year-end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

US equity markets rallied in the first quarter of 2024. In February, the S&P 500 Index closed above the 5,000 milestone for the first time.3 The US economy defied recession predictions, achieving a growth rate of 2.5% in 2023 and the labor market remained robust, with continued payroll gains and unemployment still historically low – below 4%.2 Inflation, however, remained persistent. January and February increases in the CPI were higher than expected, leading the Fed to defer its proposed interest rate cuts to the second half of 2024.1

Still, investors were mostly pleased by corporate earnings growth, except for three of the so-called “Magnificent Seven” stocks. Apple, Alphabet and Tesla’s stock prices suffered due to disappointing earnings, sales and revenue, or weak forward guidance. Although the stock market had a strong start in 2024, the stock market retreated in April. As consumer spending and a strong labor market were driving economic activity, inflation and interest rate concerns persisted and investors feared another delay in expected rate cuts by the Fed, or worse, rate hikes.

Despite continued higher rates and increased market volatility, US stocks for the fiscal year had strong positive returns of 22.66%, as measured by the S&P 500 Index.4

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg LP

4 Source: Morningstar Direct

Global Equity

The global equity rally that occurred in the first half of 2023 came to an end in the third quarter of 2023, as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the third quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed global equities underperformed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

In a reversal from the third quarter, global equities rebounded strongly in the fourth quarter of 2023. Previous concerns about interest rates staying “higher for longer” abated, and investors focused on possible interest rate cuts during 2024. In this environment, most major asset classes and sectors performed well, with US stocks outperforming international stocks and growth stocks outperforming value stocks. The energy sector was an exception, ending the fourth quarter in negative territory, hampered by falling oil prices. Developed global equities outperformed emerging market equities. Within emerging markets, Chinese equities extended their decline from the prior quarter, but positive performance in other emerging regions, particularly Latin America, offset those results.

Global equity returns were mostly positive for the first quarter of 2024, with developed market equities outperforming emerging market equities. Japanese equities were among the best-performing within developed markets, benefiting from corporate governance regulatory reforms. Further, after almost two decades, the Bank of Japan raised its benchmark

3

The Market Environment–(continued)

interest rate, ending negative interest rates. US equities also performed well during the first quarter of 2024, led by mega-cap growth stocks. Within emerging market equities, Latin America stocks were weak, particularly in Brazil. Chinese equities also ended the quarter in negative territory, despite a February rebound that followed several positive government actions.

Both developed and emerging market equities finished the fiscal year ended April 30, 2024, in positive territory, with developed market equities outperforming emerging market equities.

4

PKW	Management’s Discussion of Fund Performance
Invesco BuyBack AchieversTM ETF (PKW)

As an index fund, the Invesco BuyBack AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq US BuyBack AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes U.S. exchange-listed common stocks in the Index pursuant to a proprietary selection methodology that identifies a universe of “BuyBack AchieversTM”. To qualify for the universe of “BuyBack AchieversTM,” an issuer must have effected a net reduction in shares outstanding of 5% or more in the past 12 months. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 19.53%. On a net asset value (“NAV”) basis, the Fund returned 19.52%. During the same time period, the Index returned 20.28%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period. During this same time period, the S&P 500® Index returned 22.66%.

For the fiscal year ended April 30, 2024, the financials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and information technology sectors, respectively. The communication services sector detracted most significantly from the Fund’s return. No other sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Amgen, Inc., a health care company (no longer held at fiscal year-end) and KLA Corp., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Moderna, Inc., a health care company (no longer held at fiscal year-end) and Johnson & Johnson, a health care company (portfolio average weight of 1.16%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Consumer Discretionary	20.65
Financials	20.11
Industrials	17.74
Health Care	14.22
Communication Services	10.92
Energy	8.77
Materials	3.40
Sector Types Each Less Than 3%	4.21
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
T-Mobile US, Inc.	5.35
Johnson & Johnson	4.86
Comcast Corp., Class A	4.67
Booking Holdings, Inc.	4.41
Lockheed Martin Corp.	4.18
Deere & Co.	4.08
Fiserv, Inc.	3.37
HCA Healthcare, Inc.	3.07
PayPal Holdings, Inc.	2.72
McKesson Corp.	2.64
Total	39.35

*	Excluding money market fund holdings.

5

Invesco BuyBack AchieversTM ETF (PKW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
								Average Annualized	Cumulative
Nasdaq US BuyBack Achievers™ Index	20.28%	6.94%	22.31%	12.03%	76.44%	10.96%	182.92%	10.35%	452.83%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	9.71	399.45
Fund
NAV Return	19.52	6.33	20.21	11.38	71.38	10.29	166.38	9.62	392.80
Market Price Return	19.53	6.30	20.12	11.37	71.35	10.29	166.39	9.61	392.09

Fund Inception: December 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

6

PFM	Management’s Discussion of Fund Performance
Invesco Dividend AchieversTM ETF (PFM)

As an index fund, the Invesco Dividend AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq US Broad Dividend AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes U.S. exchange-listed common stocks in the Index pursuant to a proprietary selection methodology that identifies a universe of “Dividend AchieversTM.” To qualify for the universe of “Dividend AchieversTM,” an issuer must have increased its annual regular cash dividend payments for at least each of its last ten consecutive calendar or fiscal years. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 11.60%. On a net asset value (“NAV”) basis, the Fund returned 11.57%. During the same time period, the Index returned 12.15%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period. During this same time period, the Russell 3000® Value Index returned 13.45%.

For the fiscal year ended April 30, 2024, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and industrials sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the utilities and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Broadcom, Inc., an information technology company (portfolio average weight of 2.41%) and Microsoft Corp., an information technology company (portfolio average weight of 4.18%). Positions that detracted most significantly from the Fund’s return during this period included Pfizer, Inc., a health care company (portfolio average weight of 1.02%) and Bristol-Myers Squibb Co., a health care company (portfolio average weight of 0.66%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Information Technology	20.19
Financials	19.23
Health Care	14.74
Consumer Staples	12.57
Industrials	12.18
Consumer Discretionary	5.16
Energy	4.61
Utilities	3.99
Materials	3.69
Sector Types Each Less Than 3%	3.62
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Apple, Inc.	3.82
Microsoft Corp.	3.82
Broadcom, Inc.	2.97
JPMorgan Chase & Co.	2.72
Walmart, Inc.	2.36
Exxon Mobil Corp.	2.31
UnitedHealth Group, Inc.	2.20
Visa, Inc., Class A	2.09
Mastercard, Inc., Class A	2.06
Procter & Gamble Co. (The)	1.89
Total	26.24

*	Excluding money market fund holdings.

7

Invesco Dividend AchieversTM ETF (PFM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
								Average Annualized	Cumulative
Nasdaq US Broad Dividend Achievers™ Index	12.15%	7.03%	22.60%	10.23%	62.72%	10.01%	159.49%	8.48%	355.64%
Russell 3000® Value Index	13.45	4.80	15.11	8.43	49.89	8.30	122.00	7.59	290.80
Fund
NAV Return	11.57	6.48	20.73	9.68	58.72	9.44	146.38	7.87	310.12
Market Price Return	11.60	6.48	20.72	9.68	58.74	9.44	146.38	7.87	310.12

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.53%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

8

DJD	Management’s Discussion of Fund Performance
Invesco Dow Jones Industrial Average Dividend ETF (DJD)

As an index fund, the Invesco Dow Jones Industrial Average Dividend ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dow Jones Industrial Average Yield Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

The Index is designed to provide exposure to dividend-paying equity securities of companies included in the Dow Jones Industrial AverageTM (the “Benchmark Index”), which is a price- weighted index of 30 U.S. companies that meet certain size, listing and liquidity requirements. The Index includes all constituents of the Benchmark Index that pay dividends. The Index is calculated using a yield-weighted methodology that weights all dividend- paying constituents of the Benchmark Index by their indicated annual dividend yield. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 10.86%. On a net asset value (“NAV”) basis, the Fund returned 10.86%. During the same time period, the Index returned 10.96%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 13.25%. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the financials sector during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection within the consumer staples sector.

For the fiscal year ended April 30, 2024, the health care sector contributed most significantly to the Fund’s return, followed by the financials and consumer discretionary sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the industrials and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included International Business Machines Corp., an information technology company (portfolio average weight of 6.38%) and JPMorgan Chase & Co., a financials company (portfolio average weight of 3.79%). Positions that detracted most significantly from the Fund’s return during this period included Walgreens Boots Alliance, Inc., a consumer staples company (no longer held at fiscal year-end) and Johnson & Johnson, a health care company (portfolio average weight of 3.81%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Industrials	15.25
Health Care	14.79
Financials	13.29
Information Technology	12.75
Communication Services	10.97
Consumer Staples	10.54
Consumer Discretionary	8.21
Materials	7.41
Energy	6.79
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
3M Co.	9.92
Verizon Communications, Inc.	9.78
Dow, Inc.	7.41
Chevron Corp.	6.79
Coca-Cola Co. (The)	4.94
Amgen, Inc.	4.84
Cisco Systems, Inc.	4.62
Goldman Sachs Group, Inc. (The)	4.59
International Business Machines Corp.	4.48
Johnson & Johnson	3.94
Total	61.31

*	Excluding money market fund holdings.

9

Invesco Dow Jones Industrial Average Dividend ETF (DJD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2024

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
						Average Annualized	Cumulative
Dow Jones Industrial Average Yield Weighted Index	10.96%	5.79%	18.39%	8.33%	49.19%	11.06%	140.74%
Dow Jones Industrial Average Index	13.25	5.87	18.66	9.61	58.24	11.93	156.90
Fund
NAV Return	10.86	5.72	18.17	8.30	48.97	10.91	138.03
Market Price Return	10.86	5.68	18.04	8.27	48.81	10.91	138.03

Guggenheim Dow Jones Industrial Average Dividend ETF (Predecessor Fund) Inception: December 16, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

10

PGF	Management’s Discussion of Fund Performance
Invesco Financial Preferred ETF (PGF)

As an index fund, the Invesco Financial Preferred ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

ICE Data Indices, LLC (the “Index Provider”) compiles and calculates the Index, a market capitalization weighted index designed to track the performance of exchange-listed, fixed rate U.S. dollar denominated preferred securities, and securities that the Index Provider believes are functionally equivalent to preferred securities, issued in the U.S. domestic market by financial companies. The Index Provider considers financial companies to be banking, brokerage, finance, investment and insurance companies. Securities that qualify for the Index must be listed on either The Nasdaq Stock Market or the New York Stock Exchange as their primary listing exchange. The Index only includes securities with no final maturity date (i.e., perpetuals) and whose payments are “qualified dividend income” under the U.S. tax code. Further, the Index only includes securities that are rated at least B3 by Moody’s Investors Service or B- by S&P Global Ratings, that have a minimum amount outstanding of $250 million, and that meet other minimum liquidity, trading volume and other requirements, as determined by the Index Provider. The Index may include securities of large-, mid- and small- capitalization companies.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 4.18%. On a net asset value (“NAV”) basis, the Fund returned 4.32%. During the same time period, the Index returned 4.86%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 7.81%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 216 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. preferred stock market.

The performance of the Fund differed from the Benchmark Index primarily because the Fund seeks to track an Index that employs a methodology that focuses on financials sector preferred securities, whereas the Benchmark Index includes preferred stocks from across the U.S. preferred stock market, including convertible preferred stocks. As such, the Fund had an overweight allocation to the financials sector compared to the Benchmark Index.

Relative to the Benchmark Index, the majority of the Fund’s underperformance during the period can be attributed to the Fund’s underweight allocation to convertible preferred securities.

For the fiscal year ended April 30, 2024, the capital markets, banking and insurance industries contributed most significantly to the Fund’s performance. No industry detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included J Athene Holding Depositary Shares, 6.38% an insurance company (portfolio average weight of 1.00%) and Wells Fargo & Co., 4.75%, a banking company (portfolio average weight of 2.18%). The positions that detracted most significantly from the Fund’s return during this period were Allstate Corp. (The), 5.10%, an insurance company (portfolio average weight of 2.26%) and Allstate Corp. (The), 4.75%, an insurance company (portfolio average weight of 0.57%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Banks	48.56
Insurance	25.26
Capital Markets	14.97
Consumer Finance	6.88
Financial Services	4.13
Money Market Funds Plus Other Assets Less Liabilities	0.20

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
JPMorgan Chase & Co., Series EE, Pfd., 6.00%,	2.47
Allstate Corp. (The), Series H, Pfd., 5.10%,	2.25
JPMorgan Chase & Co., Series DD, Pfd., 5.75%,	2.23
Wells Fargo & Co., Series Z, Pfd., 4.75%,	2.16
JPMorgan Chase & Co., Series LL, Pfd., 4.63%,	2.04
JPMorgan Chase & Co., Series MM, Pfd., 4.20%,	2.00
MetLife, Inc., Series F, Pfd., 4.75%,	1.90
Capital One Financial Corp., Series I, Pfd., 5.00%,	1.83
MetLife, Inc., Series E, Pfd., 5.63%,	1.78
Bank of America Corp., Series GG, Pfd., 6.00%,	1.77
Total	20.43

*	Excluding money market fund holdings.

11

Invesco Financial Preferred ETF (PGF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
								Average Annualized	Cumulative
Blended—ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index	4.86%	(2.78)%	(8.10)%	1.03%	5.24%	3.78%	44.86%	3.96%	96.55%
S&P U.S. Preferred Stock Index	7.81	(0.96)	(2.86)	2.91	15.42	4.01	48.15	4.26	106.78
Fund
NAV Return	4.32	(3.16)	(9.18)	0.71	3.62	3.41	39.86	3.28	75.42
Market Price Return	4.18	(3.30)	(9.57)	0.68	3.43	3.41	39.84	3.23	73.97

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended—ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index is comprised of the performance of the Wells Fargo Hybrid and Preferred Securities Financial Index from Fund Inception through the conversion date, June 30, 2021, followed by the performance of the Index starting from the conversion date through April 30, 2024.

12

PEY	Management’s Discussion of Fund Performance
Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

As an index fund, the Invesco High Yield Equity Dividend AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq US Dividend AchieversTM 50 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stocks in the Index that have a consistent record of dividend increases, principally on the basis of dividend yield and consistent growth in dividends. The Underlying Index is composed of the 50 issuers with the highest modified dividend yield chosen from the NASDAQ US Broad Dividend AchieversTM Index. To qualify for inclusion in the Index, an issuer must have, among other things, increased its annual regular cash dividend payments for at least each of its last ten consecutive calendar or fiscal years, and must have a minimum market capitalization of $1 billion. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 5.06%. On a net asset value (“NAV”) basis, the Fund returned 4.95%. During the same time period, the Index returned 5.56%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period. During this same time period, the Dow Jones U.S. Select Dividend Index returned 6.01%.

For the fiscal year ended April 30, 2024, the wireless telecommunication services industry contributed most significantly to the Fund’s return, followed by the banks and insurance industries, respectively. The personal care products industry detracted most significantly from the Fund’s return, followed by the household durables and real estate management & development industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Telephone and Data Systems, Inc., a wireless telecommunication services company (portfolio average weight of 2.75%) and KeyCorp, a banks company (portfolio average weight of 2.54%). Positions that detracted most significantly from the Fund’s return during this period included Nu Skin Enterprises, Inc. Class A, a personal care products company (no longer held at fiscal year-end) and Kennedy-Wilson Holdings, Inc., a real estate management & development company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Banks	17.82
Electric Utilities	12.02
Tobacco	9.01
Gas Utilities	6.58
Multi-Utilities	6.52
Pharmaceuticals	5.87
Diversified Telecommunication Services	3.96
Food Products	3.43
Chemicals	3.42
Media	3.34
Machinery	3.10
Household Durables	3.06
Capital Markets	3.04
Industry Types Each Less Than 3%	18.75
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Altria Group, Inc.	3.91
Leggett & Platt, Inc.	3.06
First Interstate BancSystem, Inc., Class A	2.81
Universal Corp.	2.76
3M Co.	2.66
Walgreens Boots Alliance, Inc.	2.58
Verizon Communications, Inc.	2.52
Truist Financial Corp.	2.48
UGI Corp.	2.46
Avista Corp.	2.35
Total	27.59

*	Excluding money market fund holdings.

13

Invesco High Yield Equity Dividend AchieversTM ETF (PEY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
								Average Annualized	Cumulative
Nasdaq US Dividend Achievers™ 50 Index	5.56%	3.82%	11.92%	6.99%	40.17%	9.80%	154.66%	6.32%	228.20%
Dow Jones U.S. Select Dividend Index	6.01	4.32	13.54	7.72	45.06	8.94	135.40	7.97	342.19
Fund
NAV Return	4.95	3.31	10.26	6.43	36.59	9.24	141.97	5.82	199.62
Market Price Return	5.06	3.33	10.31	6.44	36.59	9.24	142.10	5.83	199.97

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.52%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

14

PID	Management’s Discussion of Fund Performance
Invesco International Dividend AchieversTM ETF (PID)

As an index fund, the Invesco International Dividend AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq International Dividend AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes dividend- paying common stocks and other securities in the Index pursuant to a proprietary selection methodology that identifies companies that have increased their aggregate annual regular cash dividend payments consistently for at least each of the last five consecutive calendar years. The Index is composed of Global Depositary Receipts (“GDRs”) that are listed on the London Stock Exchange or the London International Exchange, American Depository Receipts (“ADRs”), non-U.S. common or ordinary stocks, limited partnership interests and shares of limited liability companies traded on the New York Stock Exchange, The Nasdaq Stock Market, Cboe Exchange or NYSE American. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 1.06%. On a net asset value (“NAV”) basis, the Fund returned 1.22%. During the same time period, the Index returned 0.94%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, exceeded the return of the Index as the fees and expenses that the Fund incurred during the period were entirely offset by securities lending income and preferential dividend tax rates obtained by the Fund relative to the Index. During this same time period, the MSCI EAFE® Index (Net) returned 9.28%.

For the fiscal year ended April 30, 2024, the financials sector contributed most significantly to the Fund’s return, followed by the materials and industrials sectors, respectively. The utilities sector detracted most significantly from the Fund’s return, followed by the communication services and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2024, included Mitsubishi UFJ Financial Group, Inc., Sponsored ADR, a financials company (portfolio average weight of 2.24%) and Sumitomo Mitsui Financial Group, Inc. Sponsored ADR, a financials company (portfolio average weight of 2.79%). Positions that detracted most significantly from the Fund’s return during this period included Brookfield Renewable Partners L.P., a utilities company (portfolio average weight of 3.55%) and Algonquin Power & Utilities Corp., a utilities company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Utilities	19.12
Financials	15.35
Communication Services	13.62
Energy	13.04
Consumer Staples	8.28
Materials	6.93
Consumer Discretionary	6.25
Information Technology	6.01
Health Care	5.96
Industrials	4.86
Real Estate	0.35
Money Market Funds Plus Other Assets Less Liabilities	0.23

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Atlantica Sustainable Infrastructure PLC	4.42
Enbridge, Inc.	4.19
PLDT, Inc., ADR	4.18
British American Tobacco PLC, ADR	3.99
Canadian Imperial Bank of Commerce	3.97
National Grid PLC, ADR	3.87
Brookfield Renewable Partners L.P.	3.80
Brookfield Infrastructure Partners L.P.	3.75
TELUS Corp.	3.74
TC Energy Corp.	3.67
Total	39.58

*	Excluding money market fund holdings.

15

Invesco International Dividend AchieversTM ETF (PID) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
								Average Annualized	Cumulative
Blended—Nasdaq International Dividend Achievers™ Index (Net)	0.94%	4.42%	13.85%	5.47%	30.49%	3.38%	39.37%	4.83%	140.70%
MSCI EAFE® Index (Net)	9.28	2.86	8.83	6.18	34.97	4.38	53.46	4.74	136.78
Fund
NAV Return	1.22	4.60	14.45	5.50	30.73	3.27	37.95	4.44	124.42
Market Price Return	1.06	4.64	14.58	5.49	30.65	3.25	37.73	4.43	124.27

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.53%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Nasdaq International Dividend Achievers™ Index (Net) is comprised of gross total returns of the Index from Fund inception through the conversion date, March 9, 2015, and net returns of the Index starting at the conversion date through April 30, 2024.

-	Net returns reflect invested dividends net of withholding taxes.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

16

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 14, 2024, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2023 through December 31, 2023 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the end of an aggressive rate hike cycle, signs that inflation was abating and market liquidity was reverting to normal, and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

17

Invesco BuyBack AchieversTM ETF (PKW)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Communication Services-10.92%
CarGurus, Inc.(b)(c)	36,829	$827,179
Comcast Corp., Class A	1,319,512	50,286,602
Fox Corp., Class A(c)	96,380	2,988,744
Liberty Global Ltd., Class A (Belgium)(b)(c)	69,065	1,097,788
Liberty Latin America Ltd., Class C(b)	65,249	491,978
Nexstar Media Group, Inc., Class A(c)	13,464	2,155,048
Scholastic Corp.	11,189	398,552
Sinclair, Inc.(c)	16,041	197,304
Stagwell, Inc.(b)(c)	47,087	280,168
TEGNA, Inc.	70,930	967,485
T-Mobile US, Inc.	350,454	57,534,033
ZipRecruiter, Inc., Class A(b)(c)	30,787	316,491

		117,541,372

Consumer Discretionary-20.65%
Academy Sports & Outdoors, Inc.(c)	29,967	1,747,076
Acushnet Holdings Corp.(c)	25,573	1,559,441
Adtalem Global Education, Inc.(b)(c)	15,784	783,202
Asbury Automotive Group, Inc.(b)(c)	8,219	1,727,963
AutoNation, Inc.(b)	16,789	2,705,547
AutoZone, Inc.(b)	6,970	20,606,108
Booking Holdings, Inc.	13,763	47,510,289
Boyd Gaming Corp.	38,688	2,070,195
Brunswick Corp.(c)	27,356	2,205,988
Capri Holdings Ltd.(b)	46,948	1,665,715
Cavco Industries, Inc.(b)(c)	3,361	1,224,110
Cedar Fair L.P.	20,552	794,746
Chegg, Inc.(b)(c)	41,464	214,369
Choice Hotels International, Inc.(c)	19,961	2,360,588
Dave & Buster’s Entertainment, Inc.(b)(c)	16,186	864,332
Denny’s Corp.(b)	21,046	168,789
Designer Brands, Inc., Class A(c)	19,940	185,243
Dillard’s, Inc., Class A(c)	4,932	2,160,167
El Pollo Loco Holdings, Inc.(b)(c)	12,600	107,352
Expedia Group, Inc.(b)	52,668	7,090,693
Genesco, Inc.(b)(c)	4,622	116,983
Group 1 Automotive, Inc.(c)	5,512	1,620,638
H&R Block, Inc.(c)	56,194	2,654,043
Hibbett, Inc.(c)	4,750	409,640
Hilton Grand Vacations, Inc.(b)(c)	42,188	1,756,708
Hilton Worldwide Holdings, Inc.	101,562	20,036,151
Jack in the Box, Inc.(c)	7,868	449,027
KB Home	30,557	1,978,871
Landsea Homes Corp.(b)	14,551	168,064
Marriott International, Inc., Class A	116,102	27,415,165
Marriott Vacations Worldwide Corp.	14,168	1,361,686
MGM Resorts International(b)	127,684	5,035,857
Murphy USA, Inc.(c)	8,385	3,469,881
ODP Corp. (The)(b)	14,753	751,075
O’Reilly Automotive, Inc.(b)	23,777	24,092,283
Papa John’s International, Inc.(c)	13,197	814,123
Penske Automotive Group, Inc.(c)	27,005	4,129,335
PulteGroup, Inc.	85,432	9,518,833
PVH Corp.	24,021	2,613,485
RH(b)(c)	7,377	1,822,488
Solo Brands, Inc., Class A(b)(c)	23,403	43,998
Sonic Automotive, Inc., Class A(c)	8,841	511,363

	Shares	Value
Consumer Discretionary-(continued)
Toll Brothers, Inc.	41,957	$4,997,498
Travel + Leisure Co.	28,609	1,245,636
Vail Resorts, Inc.(c)	15,291	2,895,657
Valvoline, Inc.(b)	52,218	2,220,309
Wyndham Hotels & Resorts, Inc.	32,625	2,398,264

		222,278,974

Consumer Staples-0.25%
Beauty Health Co. (The)(b)(c)	49,713	160,573
Lifeway Foods, Inc.(b)(c)	5,918	121,023
Seaboard Corp.(c)	390	1,290,943
Seneca Foods Corp., Class A(b)	2,198	127,682
Spectrum Brands Holdings, Inc.	12,193	998,241

		2,698,462

Energy-8.77%
California Resources Corp.(c)	27,695	1,463,958
CNX Resources Corp.(b)(c)	61,137	1,437,942
CONSOL Energy, Inc.(c)	11,923	986,747
Delek US Holdings, Inc.	25,784	704,677
Helmerich & Payne, Inc.	39,805	1,565,531
HF Sinclair Corp.	79,978	4,338,807
Liberty Energy, Inc., Class A(c)	66,894	1,471,668
Marathon Oil Corp.	232,477	6,242,007
Marathon Petroleum Corp.	145,131	26,373,205
Newpark Resources, Inc.(b)	34,316	238,153
Overseas Shipholding Group, Inc.
Class A(c)	28,577	173,748
Peabody Energy Corp.(c)	51,701	1,134,320
Phillips 66	172,314	24,677,088
SM Energy Co.	46,619	2,260,555
Solaris Oilfield Infrastructure, Inc., Class A(c)	11,816	104,099
Valero Energy Corp.	132,694	21,213,790

		94,386,295

Financials-20.11%
Affiliated Managers Group, Inc.	13,207	2,061,613
Aflac, Inc.	231,755	19,386,306
American International Group, Inc.	274,265	20,654,897
Brighthouse Financial, Inc.(b)	25,327	1,222,028
Cannae Holdings, Inc.(b)	29,194	567,823
Citizens Financial Group, Inc.	184,629	6,297,695
Discover Financial Services	100,918	12,789,338
Eagle Bancorp, Inc.	12,054	222,878
Employers Holdings, Inc.	10,192	434,077
Enova International, Inc.(b)	11,070	670,067
Equitable Holdings, Inc.	132,798	4,901,574
Euronet Worldwide, Inc.(b)	18,439	1,893,317
First Bancorp	67,391	1,162,495
Fiserv, Inc.(b)	237,795	36,304,163
Genworth Financial, Inc., Class A(b)	176,999	1,049,604
HarborOne Bancorp, Inc.	18,220	184,569
Hartford Financial Services Group, Inc. (The)	119,742	11,601,802
International Money Express, Inc.(b)(c)	13,587	274,865
Jefferies Financial Group, Inc.	85,387	3,676,764
Loews Corp.	89,496	6,725,624
MBIA, Inc.(b)(c)	20,653	129,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco BuyBack AchieversTM ETF (PKW)–(continued)

April 30, 2024

	Shares	Value
Financials-(continued)
MetLife, Inc.	291,210	$20,699,207
MGIC Investment Corp.	108,276	2,195,837
Mr. Cooper Group, Inc.(b)	26,020	2,008,744
Navient Corp.(c)	45,412	682,088
Northeast Community Bancorp, Inc.	5,665	89,394
Northfield Bancorp, Inc.	17,909	149,361
Old Republic International Corp.	112,043	3,345,604
Open Lending Corp., Class A(b)(c)	47,879	244,183
Oppenheimer Holdings, Inc., Class A	4,172	167,089
Pathward Financial, Inc.(c)	10,267	517,149
PayPal Holdings, Inc.(b)	431,662	29,318,483
Primerica, Inc.	13,975	2,960,744
ProAssurance Corp.	20,528	274,254
PROG Holdings, Inc.(c)	17,597	584,924
SLM Corp.	88,750	1,880,613
Southside Bancshares, Inc.(c)	12,198	325,199
State Street Corp.	121,613	8,815,726
Synchrony Financial	163,863	7,206,695
Virtu Financial, Inc., Class A(c)	36,013	781,482
Waterstone Financial, Inc.(c)	8,077	91,593
Western Union Co. (The)	137,825	1,852,368

		216,402,143

Health Care-14.22%
AMN Healthcare Services, Inc.(b)(c)	15,259	915,235
AnaptysBio, Inc.(b)(c)	10,779	262,361
Azenta, Inc.(b)(c)	22,460	1,178,251
Bruker Corp.(c)	55,449	4,325,576
Cardinal Health, Inc.	97,967	10,094,520
Centene Corp.(b)	215,443	15,740,265
Cross Country Healthcare, Inc.(b)(c)	13,986	246,154
Cullinan Oncology, Inc.(b)(c)	17,345	468,488
HCA Healthcare, Inc.	106,527	33,004,195
Innoviva, Inc.(b)(c)	25,466	384,791
Integra LifeSciences Holdings Corp.(b)	31,505	919,001
Johnson & Johnson	361,596	52,283,166
McKesson Corp.	52,927	28,432,914
Tenet Healthcare Corp.(b)	40,275	4,522,480
Theravance Biopharma, Inc.(b)(c)	19,398	163,719
Zynex, Inc.(b)(c)	12,969	142,270

		153,083,386

Industrials-17.74%
Advanced Drainage Systems, Inc.	31,262	4,908,134
Air Transport Services Group, Inc.(b)(c)	26,454	339,140
Atkore, Inc.(c)	14,809	2,596,018
Avis Budget Group, Inc.(c)	14,288	1,363,790
Builders FirstSource, Inc.(b)	49,113	8,978,839
CACI International, Inc., Class A(b)	8,975	3,610,014
Carlisle Cos., Inc.	19,253	7,474,977
Core & Main, Inc., Class A(b)	77,392	4,370,326
CSG Systems International, Inc.(c)	11,858	560,172
CSX Corp.	789,077	26,213,138
Deere & Co.	112,114	43,882,541
DXP Enterprises, Inc.(b)	6,517	317,769
Encore Wire Corp.	6,357	1,775,891
Expeditors International of Washington, Inc.	57,958	6,451,305
Greenbrier Cos., Inc. (The)	12,523	618,511
Griffon Corp.	20,667	1,354,102
Hertz Global Holdings, Inc.(b)(c)	122,963	559,482

	Shares	Value
Industrials-(continued)
Huron Consulting Group, Inc.(b)(c)	7,441	$693,799
Kelly Services, Inc., Class A(c)	12,875	295,352
Liquidity Services, Inc.(b)(c)	12,373	213,558
Lockheed Martin Corp.	96,865	45,035,444
Matson, Inc.	13,890	1,497,064
Radiant Logistics, Inc.(b)(c)	18,899	93,361
Ryder System, Inc.	17,830	2,172,585
SkyWest, Inc.(b)	16,256	1,187,176
Sun Country Airlines Holdings, Inc.(b)(c)	21,463	285,673
TaskUS, Inc., Class A (Philippines)(b)(c)	7,505	86,007
Textron, Inc.	77,674	6,570,444
TriNet Group, Inc.(c)	20,367	2,044,236
Verisk Analytics, Inc.	57,754	12,588,062
WillScot Mobile Mini Holdings Corp. (b)	76,513	2,827,920

		190,964,830

Information Technology-2.46%
AppLovin Corp., Class A(b)(c)	110,247	7,780,131
Arrow Electronics, Inc.(b)	21,676	2,767,375
ASGN, Inc.(b)	18,729	1,806,412
DigitalOcean Holdings, Inc. (b)(c)	36,571	1,201,723
DXC Technology Co.(b)	73,655	1,435,536
GoDaddy, Inc., Class A(b)	57,385	7,022,777
Hackett Group, Inc. (The)(c)	11,116	241,106
Insight Enterprises, Inc.(b)(c)	13,125	2,396,231
InterDigital, Inc.(c)	10,266	1,013,562
Magnachip Semiconductor Corp. (South Korea)(b)(c)	15,411	77,363
ON24, Inc.	16,785	110,613
Xerox Holdings Corp.(c)	49,503	657,895

		26,510,724

Materials-3.40%
Alpha Metallurgical Resources, Inc.(c)	5,234	1,712,146
Ashland, Inc.	20,176	1,923,378
Berry Global Group, Inc.(c)	46,680	2,643,955
DuPont de Nemours, Inc.	168,189	12,193,703
Eagle Materials, Inc.	13,875	3,478,601
Ecovyst, Inc.(b)(c)	47,118	444,323
Huntsman Corp.	69,677	1,662,493
LSB Industries, Inc.(b)(c)	29,401	273,429
Olin Corp.	48,413	2,531,032
Ryerson Holding Corp.	13,702	391,192
Steel Dynamics, Inc.	63,699	8,288,514
Sylvamo Corp.(c)	16,603	1,037,688

		36,580,454

Real Estate-0.51%
Douglas Emmett, Inc.(c)	67,404	924,109
Farmland Partners, Inc.(c)	19,395	208,690
JBG SMITH Properties, (Acquired 01/31/2023 - 04/30/2024; Cost $712,660)(d)	36,927	554,274
National Storage Affiliates Trust(c)	32,211	1,128,673
Park Hotels & Resorts, Inc.	84,797	1,367,776
Pebblebrook Hotel Trust(c)	48,451	703,993
Xenia Hotels & Resorts, Inc.(c)	41,046	569,308

		5,456,823

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco BuyBack AchieversTM ETF (PKW)–(continued)

April 30, 2024

	Shares	Value
Utilities-0.99%
Vistra Corp.	140,118	$10,626,549

Total Common Stocks & Other Equity Interests (Cost $1,026,416,430)		1,076,530,012

Money Market Funds-0.11%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(e)(f) (Cost $1,218,822)	1,218,822	1,218,822

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.13% (Cost $1,027,635,252)		1,077,748,834

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.89%
Invesco Private Government Fund, 5.29%(e)(f)(g)	17,741,055	17,741,055

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 5.46%(e)(f)(g)	45,605,300	$45,618,982

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $63,365,992)		63,360,037

TOTAL INVESTMENTS IN SECURITIES-106.02% (Cost $1,091,001,244)		1,141,108,871
OTHER ASSETS LESS LIABILITIES-(6.02)%		(64,803,095)

NET ASSETS-100.00%		$1,076,305,776

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)	Restricted security. The value of this security at April 30, 2024 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$1,506,793	$34,950,505	$(35,238,476)	$-	$-	$1,218,822	$62,960

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	24,713,158	249,918,341	(256,890,444)	-	-	17,741,055	1,101,195	*

Invesco Private Prime Fund	63,589,279	526,540,702	(544,525,797)	4,808	9,990	45,618,982	2,942,607	*

Total	$89,809,230	$811,409,548	$(836,654,717)	$4,808	$9,990	$64,578,859	$4,106,762

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco Dividend AchieversTM ETF (PFM)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Communication Services-1.68%
Cogent Communications Holdings, Inc.(b)	1,481	$95,051
Comcast Corp., Class A	124,095	4,729,260
Interpublic Group of Cos., Inc. (The)	11,823	359,892
John Wiley & Sons, Inc., Class A(b)	1,431	53,763
Nexstar Media Group, Inc., Class A	1,058	169,343
Telephone and Data Systems, Inc.(b)	3,310	51,802
Verizon Communications, Inc.	131,696	5,200,675

		10,659,786

Consumer Discretionary-5.16%
Best Buy Co., Inc.	6,726	495,303
Brunswick Corp.(b)	2,130	171,763
Churchill Downs, Inc.	2,302	296,958
Dillard’s, Inc., Class A(b)	383	167,750
Domino’s Pizza, Inc.	1,086	574,787
Genuine Parts Co.	4,352	684,178
Haverty Furniture Cos., Inc., (Acquired 03/17/2023 - 06/16/2023; Cost $14,905)(b)(c)	469	14,445
Home Depot, Inc. (The)	31,160	10,414,295
Johnson Outdoors, Inc., Class A(b)	284	11,647
Leggett & Platt, Inc.(b)	4,174	75,424
Lithia Motors, Inc., Class A	858	218,258
Lowe’s Cos., Inc.	17,986	4,100,628
McDonald’s Corp.	22,615	6,174,800
Monro, Inc.(b)	932	25,397
NIKE,Inc.,Class B	38,064	3,511,785
Polaris, Inc.(b)	1,761	149,967
Pool Corp.	1,197	433,948
Service Corp. International(b)	4,559	326,926
Shoe Carnival, Inc.(b)	845	28,257
Starbucks Corp.	35,409	3,133,342
Thor Industries, Inc.(b)	1,665	165,534
Tractor Supply Co.	3,370	920,280
Williams-Sonoma, Inc.(b)	2,004	574,707
Worthington Enterprises, Inc.(b)	1,561	89,227

		32,759,606

Consumer Staples-12.57%
Altria Group, Inc.	55,186	2,417,699
Andersons, Inc. (The)(b)	1,055	57,962
Archer-Daniels-Midland Co.	16,652	976,806
Brown-Forman Corp., Class B(b)	9,569	457,877
Casey’s General Stores, Inc.	1,158	370,074
Church & Dwight Co., Inc.	7,611	821,151
Clorox Co. (The)	3,877	573,292
Coca-Cola Co. (The)	135,062	8,342,780
Colgate-Palmolive Co.	25,760	2,367,859
Costco Wholesale Corp.	13,889	10,040,358
Flowers Foods, Inc.	6,575	163,980
Hershey Co. (The)	4,663	904,249
Hormel Foods Corp.	17,100	608,076
Ingredion, Inc.(b)	2,048	234,680
J&J Snack Foods Corp.(b)	607	83,335
J.M. Smucker Co. (The)	3,316	380,843
Kellanova	10,636	615,399
Kimberly-Clark Corp.	10,580	1,444,487
Kroger Co. (The)	22,464	1,244,056

	Shares	Value
Consumer Staples-(continued)
Lancaster Colony Corp.(b)	857	$163,524
McCormick & Co., Inc.(b)	7,851	597,147
Mondelez International, Inc., Class A	42,118	3,029,969
Oil-Dri Corp.of America	161	11,149
PepsiCo, Inc.	43,056	7,573,981
Philip Morris International, Inc.	48,556	4,609,907
Procter & Gamble Co. (The)	73,656	12,020,659
SpartanNash Co.(b)	1,080	20,617
Sysco Corp.	15,543	1,155,156
Target Corp.	14,446	2,325,517
Tootsie Roll Industries, Inc.(b)	1,291	38,356
Tyson Foods, Inc., Class A	8,939	542,150
Universal Corp.(b)	769	39,550
Walgreens Boots Alliance, Inc.	26,927	477,416
Walmart, Inc.	252,794	15,003,324
WD-40 Co.(b)	425	96,105

		79,809,490

Energy-4.61%
Chevron Corp.	58,147	9,377,366
Delek Logistics Partners L.P.	1,361	53,746
Enterprise Products Partners L.P.	67,974	1,908,710
Exxon Mobil Corp.	124,198	14,688,897
MPLX L.P.	31,261	1,306,710
Phillips 66	13,389	1,917,439

		29,252,868

Financials-19.23%
1st Source Corp.	766	37,994
Aflac, Inc.	18,112	1,515,069
Allstate Corp. (The)	8,262	1,405,036
American Financial Group, Inc.	2,611	333,555
Ameriprise Financial, Inc.	3,150	1,297,139
AMERISAFE, Inc.(b)	599	27,314
Aon PLC, Class A	6,217	1,753,256
Arbor Realty Trust, Inc.(b)	5,885	75,505
Arrow Financial Corp.(b)	534	11,892
Arthur J. Gallagher & Co.	6,804	1,596,831
Associated Banc-Corp(b)	4,717	99,387
Assurant, Inc.	1,623	283,051
Assured Guaranty Ltd.	1,732	132,844
Atlantic Union Bankshares Corp.(b)	2,342	74,405
AXIS Capital Holdings Ltd.	2,635	161,605
BancFirst Corp.(b)	1,027	91,578
Bank of America Corp.	246,488	9,122,521
Bank of Marin Bancorp(b)	505	7,252
Bank of New York Mellon Corp. (The)	23,650	1,335,989
Bank OZK(b)	3,531	157,659
BlackRock, Inc.	4,659	3,515,868
BOK Financial Corp.	2,033	180,388
Brown & Brown, Inc.	8,922	727,500
Cadence Bank	5,701	157,747
Cass Information Systems, Inc.(b)	427	18,442
Cboe Global Markets, Inc.	3,297	597,252
Chubb Ltd.	12,690	3,155,242
Cincinnati Financial Corp.	4,892	565,955
City Holding Co.(b)	464	46,873
CME Group, Inc., Class A	11,267	2,362,014
CNO Financial Group, Inc.(b)	3,404	89,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco Dividend AchieversTM ETF (PFM)–(continued)

April 30, 2024

	Shares	Value
Financials-(continued)
Cohen & Steers, Inc.(b)	1,546	$106,334
Commerce Bancshares, Inc.(b)	4,053	221,618
Community Bank System, Inc.(b)	1,665	71,961
Community Trust Bancorp, Inc.	564	23,694
Cullen/Frost Bankers, Inc.(b)	2,006	209,306
Discover Financial Services	7,823	991,409
Erie Indemnity Co., Class A(b)	1,442	551,796
Evercore, Inc., Class A(b)	1,207	219,071
FactSet Research Systems, Inc.	1,188	495,265
Federal Agricultural Mortgage Corp., Class C	292	54,350
Fidelity National Financial, Inc.(b)	8,532	422,334
Fifth Third Bancorp	21,268	775,431
First American Financial Corp.(b)	3,219	172,442
First Community Bankshares, Inc.	580	19,244
First Financial Bankshares, Inc.(b)	4,457	131,749
First Financial Corp.	368	13,399
First Interstate BancSystem, Inc., Class A	3,245	86,642
First Merchants Corp.(b)	1,853	61,927
First of Long Island Corp. (The)	707	6,695
Franklin Resources, Inc.	16,439	375,467
German American Bancorp, Inc.	922	29,255
Globe Life, Inc.	2,925	222,797
Goldman Sachs Group, Inc. (The)	10,182	4,344,761
Great Southern Bancorp, Inc.(b)	369	18,967
Hanover Insurance Group, Inc. (The)	1,117	145,009
Hartford Financial Services Group, Inc. (The)	9,284	899,527
Heritage Financial Corp.	1,089	19,319
Hingham Institution for Savings (The)(b)	67	11,316
Home BancShares, Inc.(b)	6,280	148,710
Horace Mann Educators Corp.(b)	1,276	47,033
Horizon Bancorp, Inc.	1,377	15,808
Independent Bank Corp.	1,325	66,568
Intercontinental Exchange, Inc.	17,916	2,306,864
International Bancshares Corp.(b)	1,942	108,072
Jack Henry & Associates, Inc.	2,277	370,445
JPMorgan Chase & Co.	90,153	17,285,936
KeyCorp	29,156	422,470
Lakeland Financial Corp.(b)	809	47,545
MarketAxess Holdings, Inc.	1,181	236,306
Marsh & McLennan Cos., Inc.	15,377	3,066,635
Mastercard, Inc., Class A	28,973	13,072,618
Mercantile Bank Corp.	502	18,112
MetLife, Inc.	22,685	1,612,450
Moody’s Corp.	5,713	2,115,695
Morgan Stanley	51,226	4,653,370
Morningstar, Inc.	1,334	377,055
Nasdaq, Inc.	17,957	1,074,726
NBT Bancorp, Inc.(b)	1,472	51,535
Old Republic International Corp.(b)	8,684	259,304
PNC Financial Services Group, Inc. (The)	12,473	1,911,612
Premier Financial Corp.(b)	1,114	21,589
Primerica, Inc.	1,087	230,292
Principal Financial Group, Inc.	7,363	582,708
Prosperity Bancshares, Inc.	2,920	180,952
Prudential Financial, Inc.	11,210	1,238,481
Raymond James Financial, Inc.	6,527	796,294
Regions Financial Corp.	28,691	552,876
Reinsurance Group of America, Inc.	2,054	384,077
RenaissanceRe Holdings Ltd. (Bermuda)	1,645	360,666
RLI Corp.	1,425	201,424

	Shares	Value
Financials-(continued)
S&P Global, Inc.	9,840	$4,091,767
S&T Bancorp, Inc.	1,193	35,969
SEI Investments Co.	4,100	270,395
Selective Insurance Group, Inc.	1,894	192,525
Simmons First National Corp., Class A(b)	3,911	66,839
Southern Missouri Bancorp, Inc.(b)	355	14,236
Southside Bancshares, Inc.(b)	943	25,140
SouthState Corp.	2,373	179,636
State Street Corp.	9,428	683,436
Stock Yards Bancorp, Inc.(b)	914	40,719
T. Rowe Price Group, Inc.	6,985	765,346
Tompkins Financial Corp.	451	19,835
Towne Bank	2,337	60,458
Travelers Cos., Inc. (The)	7,190	1,525,430
TriCo Bancshares(b)	1,037	36,056
Truist Financial Corp.	41,887	1,572,857
U.S. Bancorp	48,850	1,984,775
UMB Financial Corp.	1,522	121,243
United Bankshares, Inc.(b)	4,212	136,722
Unum Group	5,979	303,135
Visa, Inc., Class A(b)	49,501	13,296,464
W.R. Berkley Corp.	8,011	616,607
WaFd, Inc.(b)	2,022	54,776
Washington Trust Bancorp, Inc.	533	13,570
WesBanco, Inc.(b)	1,855	50,085
Westamerica Bancorporation	831	38,683
Wintrust Financial Corp.	1,920	185,549
WSFS Financial Corp.	1,883	80,461
Zions Bancorporation N.A.(b)	4,626	188,648

		122,107,465

Health Care-14.74%
Abbott Laboratories	54,359	5,760,423
AbbVie, Inc.	55,298	8,993,667
Agilent Technologies, Inc.	9,149	1,253,779
Amgen, Inc.	16,789	4,599,179
Atrion Corp.(b)	55	23,281
Becton, Dickinson and Co.	9,041	2,121,019
Bristol-Myers Squibb Co.	63,239	2,778,722
Cardinal Health, Inc.	7,594	782,486
Cencora, Inc.	6,261	1,496,692
Chemed Corp.(b)	473	268,664
Danaher Corp.	23,168	5,713,692
Elevance Health, Inc.	7,278	3,847,005
Ensign Group, Inc. (The)	1,770	209,497
Humana, Inc.	3,769	1,138,577
Johnson & Johnson	75,406	10,902,954
LeMaitre Vascular, Inc.(b)	699	45,295
McKesson Corp.	4,111	2,208,470
Medtronic PLC	41,519	3,331,485
Merck & Co., Inc.	79,270	10,243,269
National HealthCare Corp.(b)	480	43,618
Perrigo Co. PLC	4,230	138,152
Pfizer, Inc.	176,891	4,531,947
Quest Diagnostics, Inc.	3,457	477,688
ResMed, Inc.(b)	4,592	982,642
STERIS PLC	3,085	631,068
Stryker Corp.	11,893	4,001,994
UnitedHealth Group, Inc.	28,859	13,959,098

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco Dividend AchieversTM ETF (PFM)–(continued)

April 30, 2024

	Shares	Value
Health Care-(continued)
West Pharmaceutical Services, Inc.	2,290	$818,629
Zoetis, Inc.	14,329	2,281,750

		93,584,742

Industrials-12.18%
3M Co.	17,343	1,673,773
A.O. Smith Corp.	3,785	313,549
ABM Industries, Inc.	1,977	86,395
AGCO Corp.(b)	2,329	265,949
Air Lease Corp., Class A	3,467	174,182
Apogee Enterprises, Inc.	691	42,690
Applied Industrial Technologies, Inc.	1,206	220,999
Automatic Data Processing, Inc.	12,849	3,108,045
Booz Allen Hamilton Holding Corp.	4,049	597,916
Brady Corp., Class A	1,398	82,482
Broadridge Financial Solutions, Inc.(b)	3,679	711,555
C.H. Robinson Worldwide, Inc.	3,651	259,221
Carlisle Cos., Inc.	1,491	578,881
Caterpillar, Inc.	15,641	5,233,009
Cintas Corp.	3,173	2,088,913
Comfort Systems USA, Inc.	1,113	344,373
CSG Systems International, Inc.(b)	918	43,366
CSX Corp.	61,318	2,036,984
Cummins, Inc.	4,455	1,258,493
Donaldson Co., Inc.(b)	3,753	270,967
Douglas Dynamics, Inc.(b)	719	16,278
Dover Corp.	4,367	783,003
Eaton Corp. PLC	12,516	3,983,342
Emerson Electric Co.	17,907	1,930,016
Expeditors International of Washington, Inc.	4,492	500,005
Exponent, Inc.(b)	1,579	145,126
Fastenal Co.	17,864	1,213,680
Franklin Electric Co., Inc.	1,437	138,340
GATX Corp.(b)	1,107	135,453
General Dynamics Corp.	8,571	2,460,648
Gorman-Rupp Co. (The)	817	27,100
Graco, Inc.	5,252	421,210
Griffon Corp.	1,591	104,242
HEICO Corp.(b)	1,711	354,861
Hillenbrand, Inc.(b)	2,192	104,602
HNI Corp.	1,464	61,415
Honeywell International, Inc.	20,431	3,937,667
Hubbell, Inc.	1,675	620,621
Huntington Ingalls Industries, Inc.	1,235	342,009
Hyster-Yale Materials Handling, Inc.	439	25,712
IDEX Corp.	2,360	520,286
Illinois Tool Works, Inc.	9,350	2,282,428
Insperity, Inc.	1,163	119,708
ITT, Inc.	2,562	331,369
J.B. Hunt Transport Services, Inc.	3,226	524,451
Kadant, Inc.(b)	367	100,481
L3Harris Technologies, Inc.	5,935	1,270,387
Lennox International, Inc.(b)	1,110	514,396
Lincoln Electric Holdings, Inc.	1,775	389,666
Lindsay Corp.(b)	345	40,072
Lockheed Martin Corp.	7,573	3,520,915
ManpowerGroup, Inc.	1,506	113,628
Masco Corp.	6,863	469,772
Matson, Inc.	1,076	115,971
Matthews International Corp., Class A	956	25,793

	Shares	Value
Industrials-(continued)
MDU Resources Group, Inc.(b)	6,360	$157,092
MSA Safety, Inc.(b)	1,227	221,351
Nordson Corp.	1,786	461,127
Northrop Grumman Corp.	4,702	2,280,611
Oshkosh Corp.	2,044	229,480
Paychex, Inc.(b)	11,280	1,340,177
Regal Rexnord Corp.	2,075	334,843
Republic Services, Inc.	9,866	1,891,312
Robert Half, Inc.	3,285	227,125
Rockwell Automation, Inc.	3,579	969,766
RTX Corp.	41,504	4,213,486
Ryder System, Inc.(b)	1,371	167,056
Simpson Manufacturing Co., Inc.(b)	1,325	230,404
Snap-on, Inc.	1,646	441,062
Standex International Corp.	372	64,311
Stanley Black & Decker, Inc.	4,802	438,903
Tennant Co.	583	67,908
Timken Co. (The)(b)	2,191	195,481
Toro Co. (The)(b)	3,260	285,543
Trane Technologies PLC	7,106	2,255,018
Trinity Industries, Inc.(b)	2,554	66,455
UFP Industries, Inc.	1,925	216,948
Union Pacific Corp.	19,072	4,523,116
United Parcel Service, Inc., Class B	22,728	3,351,925
W.W. Grainger, Inc.	1,543	1,421,643
Waste Management, Inc.	12,565	2,613,771
Watsco, Inc.(b)	1,058	473,688
Watts Water Technologies, Inc., Class A	852	169,088
Xylem, Inc.	7,548	986,524

		77,331,609

Information Technology-20.19%
Accenture PLC, Class A	19,636	5,908,669
Amphenol Corp., Class A	18,777	2,267,698
Analog Devices, Inc.	15,511	3,111,662
Apple, Inc.	142,443	24,262,316
Avnet, Inc.(b)	2,821	137,862
Badger Meter, Inc.(b)	915	167,372
Broadcom, Inc.	14,505	18,860,416
CDW Corp.	4,189	1,013,152
Cisco Systems, Inc.	126,889	5,961,245
Corning, Inc.	26,648	889,510
HP, Inc.	30,549	858,121
International Business Machines Corp.	28,709	4,771,436
Intuit, Inc.	8,772	5,487,939
KLA Corp.	4,229	2,915,007
Littelfuse, Inc.(b)	777	179,207
Microchip Technology, Inc.	16,966	1,560,533
Microsoft Corp.	62,241	24,232,289
Motorola Solutions, Inc.	5,211	1,767,311
Oracle Corp.	86,037	9,786,709
Power Integrations, Inc.(b)	1,777	118,561
QUALCOMM, Inc.	34,965	5,798,945
Roper Technologies, Inc.	3,357	1,716,971
TE Connectivity Ltd.	9,698	1,372,073
Texas Instruments, Inc.	28,483	5,024,971

		128,169,975

Materials-3.69%
Air Products and Chemicals, Inc.	6,977	1,648,944
Albemarle Corp.(b)	3,667	441,177

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco Dividend AchieversTM ETF (PFM)–(continued)

April 30, 2024

	Shares	Value
Materials-(continued)
AptarGroup, Inc.	2,062	$297,712
Ashland, Inc.	1,564	149,096
Avery Dennison Corp.	2,512	545,807
Avient Corp.(b)	2,846	120,727
Balchem Corp.(b)	1,006	142,228
Cabot Corp.(b)	1,731	157,919
Celanese Corp.	3,401	522,428
Eastman Chemical Co.	3,665	346,123
Ecolab, Inc.	8,937	2,021,103
H.B. Fuller Co.	1,700	127,007
Hawkins, Inc.(b)	656	49,705
Innospec, Inc.(b)	777	93,240
Linde PLC	15,084	6,651,441
LyondellBasell Industries N.V., Class A	10,130	1,012,696
Materion Corp.(b)	646	74,251
Nucor Corp.	7,557	1,273,581
Packaging Corp. of America	2,797	483,825
PPG Industries, Inc.	7,344	947,376
Quaker Chemical Corp.(b)	563	105,016
Reliance, Inc.(b)	1,794	510,788
Royal Gold, Inc.(b)	2,052	246,507
RPM International, Inc.(b)	4,022	429,992
Sherwin-Williams Co. (The)	7,961	2,385,195
Silgan Holdings, Inc.	3,326	155,191
Sonoco Products Co.	3,064	171,737
Steel Dynamics, Inc.	4,939	642,663
Stepan Co.(b)	701	58,176
Vulcan Materials Co.	4,127	1,063,239
Westlake Corp.(b)	4,002	589,735

		23,464,625

Real Estate-1.94%
Agree Realty Corp.	3,139	179,614
Alexandria Real Estate Equities, Inc.	5,460	632,650
American Tower Corp.	14,590	2,503,060
CTO Realty Growth, Inc.(b)	714	12,388
CubeSmart(b)	7,022	283,970
EastGroup Properties, Inc.	1,497	232,574
Equity LifeStyle Properties, Inc.(b)	5,822	351,008
Essex Property Trust, Inc.	2,006	493,977
Extra Space Storage, Inc.	6,607	887,188
First Industrial Realty Trust, Inc.	4,131	187,630
Getty Realty Corp.(b)	1,685	45,664
Mid-America Apartment Communities, Inc.	3,646	473,980
NNN REIT, Inc.	5,696	230,859
Prologis, Inc.	28,918	2,951,082
Realty Income Corp.	27,039	1,447,668
Regency Centers Corp.	5,762	341,226
Rexford Industrial Realty, Inc.(b)	6,717	287,555
STAG Industrial, Inc.	5,674	195,129
Terreno Realty Corp.(b)	2,746	149,245
UDR, Inc.	10,278	391,386
Universal Health Realty Income Trust(b)	433	15,601

		12,293,454

Utilities-3.99%
AES Corp. (The)	22,178	396,986
ALLETE, Inc.(b)	1,798	106,478
Alliant Energy Corp.	7,997	398,251
Ameren Corp.	8,316	614,303
American Electric Power Co., Inc.	16,523	1,421,474

	Shares	Value
Utilities-(continued)
American States Water Co.(b)	1,154	$81,749
American Water Works Co., Inc.	6,080	743,706
Artesian Resources Corp., Class A(b)	294	10,284
Atmos Energy Corp.	4,710	555,309
Avista Corp.(b)	2,439	87,755
Black Hills Corp.(b)	2,131	116,992
Brookfield Infrastructure Partners L.P. (Canada)	14,430	387,734
California Water Service Group	1,801	88,465
Chesapeake Utilities Corp.	696	73,685
CMS Energy Corp.	9,193	557,188
Consolidated Edison, Inc.	10,787	1,018,293
DTE Energy Co.	6,447	711,233
Duke Energy Corp.	24,124	2,370,424
Edison International	12,005	853,075
Essential Utilities, Inc.	8,535	312,210
Evergy, Inc.	7,171	376,119
Eversource Energy	10,918	661,849
IDACORP, Inc.	1,581	149,847
MGE Energy, Inc.(b)	1,128	88,345
Middlesex Water Co.	557	28,251
National Fuel Gas Co.(b)	2,876	152,716
New Jersey Resources Corp.	3,069	134,085
NextEra Energy, Inc.	64,291	4,305,568
NiSource, Inc.	13,973	389,288
Northwest Natural Holding Co.	1,175	44,826
NorthWestern Energy Group, Inc.(b)	1,913	96,492
OGE Energy Corp.(b)	6,255	216,736
Otter Tail Corp.(b)	1,302	111,139
Pinnacle West Capital Corp.	3,543	260,942
Portland General Electric Co.(b)	3,159	136,564
Public Service Enterprise Group, Inc.	15,567	1,075,368
Sempra	19,851	1,421,927
SJW Group	1,000	54,450
Southern Co. (The)	34,141	2,509,363
Southwest Gas Holdings, Inc.(b)	2,237	166,925
Spire, Inc.	1,717	106,093
UGI Corp.	6,544	167,265
WEC Energy Group, Inc.	9,854	814,335
Xcel Energy, Inc.	17,334	931,356
York Water Co. (The)(b)	448	15,908

		25,321,351

Total Common Stocks & Other Equity Interests (Cost $518,302,193)		634,754,971

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $210,130)	210,130	210,130

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $518,512,323)		634,965,101

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco Dividend AchieversTM ETF (PFM)–(continued)

April 30, 2024

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.35%
Invesco Private Government Fund, 5.29%(d)(e)(f)	4,167,515	$4,167,515
Invesco Private Prime Fund, 5.46%(d)(e)(f)	10,716,026	10,719,241

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,887,722)		14,886,756

TOTAL INVESTMENTS IN SECURITIES-102.36% (Cost $533,400,045)		649,851,857
OTHER ASSETS LESS LIABILITIES-(2.36)%		(14,977,193)

NET ASSETS-100.00%		$634,874,664

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)	Restricted security. The value of this security at April 30, 2024 represented less than 1% of the Fund’s Net Assets.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)		Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$500,280	$20,350,888	$(20,641,038)	$-		$-	$210,130	$19,796

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	9,116,113	115,384,217	(120,332,815)		-	-	4,167,515	352,630	*

Invesco Private Prime Fund	23,206,857	260,484,831	(272,977,281)		(302)	5,136	10,719,241	938,432	*

Total	$32,823,250	$396,219,936	$(413,951,134)		$(302)	$5,136	$15,096,886	$1,310,858

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communication Services-10.97%
Verizon Communications, Inc.	720,358	$28,446,938
Walt Disney Co. (The)	31,241	3,470,875

		31,917,813

Consumer Discretionary-8.21%
Home Depot, Inc. (The)	27,154	9,075,410
McDonald’s Corp.	33,491	9,144,382
NIKE,Inc.,Class B	61,469	5,671,130

		23,890,922

Consumer Staples-10.54%
Coca-Cola Co. (The)	232,691	14,373,323
Procter & Gamble Co. (The)	63,271	10,325,827
Walmart, Inc.	100,817	5,983,489

		30,682,639

Energy-6.79%
Chevron Corp.	122,584	19,769,122

Financials-13.29%
American Express Co.	20,924	4,896,844
Goldman Sachs Group, Inc. (The)	31,302	13,356,876
JPMorgan Chase & Co.	51,401	9,855,628
Travelers Cos., Inc. (The)	35,504	7,532,528
Visa, Inc., Class A(b)	11,229	3,016,222

		38,658,098

Health Care-14.79%
Amgen, Inc.	51,450	14,094,213
Johnson & Johnson.	79,210	11,452,974
Merck & Co., Inc.	84,038	10,859,390
UnitedHealth Group, Inc.	13,680	6,617,016

		43,023,593

Industrials-15.25%
3M Co.	299,018	28,858,227
Caterpillar, Inc.	19,674	6,582,330
Honeywell International, Inc.	46,374	8,937,661

		44,378,218

	Shares	Value
Information Technology-12.75%
Apple, Inc.	13,293	$2,264,197
Cisco Systems, Inc.	286,267	13,448,824
Intel Corp.	112,791	3,436,742
International Business Machines Corp.	78,435	13,035,897
Microsoft Corp.	7,629	2,970,198
Salesforce, Inc.	7,252	1,950,353

		37,106,211

Materials-7.41%
Dow, Inc.	379,074	21,569,311

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $281,048,142)		290,995,927

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.88%
Invesco Private Government Fund, 5.29%(c)(d)(e)	718,604	718,604
Invesco Private Prime Fund, 5.46%(c)(d)(e)	1,847,723	1,848,277

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,567,063)		2,566,881

TOTAL INVESTMENTS IN SECURITIES-100.88% (Cost $283,615,205)		293,562,808
OTHER ASSETS LESS LIABILITIES-(0.88)%		(2,573,803)

NET ASSETS-100.00%		$290,989,005

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$13,060,941	$(13,060,941)	$-	$-	$-	$9,511

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco Dow Jones Industrial Average Dividend ETF (DJD)–(continued)

April 30, 2024

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$2,005,613	$106,115,038	$(107,402,047)	$-	$-	$718,604	$133,863	*

Invesco Private Prime Fund	5,157,290	228,286,149	(231,598,343)	(182)	3,363	1,848,277	350,979	*

Total	$7,162,903	$347,462,128	$(352,061,331)	$(182)	$3,363	$2,566,881	$494,353

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Financial Preferred ETF (PGF)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Preferred Stocks-99.80%
Banks-48.56%
Bank of America Corp.
Series PP, Pfd., 4.13%(b)	426,712	$7,625,343
Series QQ, Pfd., 4.25%(b)	607,902	11,124,607
Series NN, Pfd., 4.38%(b)	502,462	9,496,532
Series SS, Pfd., 4.75%(b)	321,482	6,503,581
Series LL, Pfd., 5.00%	617,485	13,158,605
Series KK, Pfd., 5.38%	653,039	14,863,168
Series HH, Pfd., 5.88%	403,535	9,850,289
Series GG, Pfd., 6.00%(b)	638,825	15,734,260
Bank OZK, Series A, Pfd., 4.63%(b)	285,163	4,887,694
Citizens Financial Group, Inc.
Series E, Pfd., 5.00%	372,787	7,314,081
Series D, Pfd., 9.21%(b)(c)	8,261	208,756
Fifth Third Bancorp, Series K, Pfd., 4.95%	206,489	4,429,189
First Citizens BancShares, Inc., Series A, Pfd., 5.38%(b)	284,227	5,963,083
Huntington Bancshares, Inc.
Series H, Pfd., 4.50%(b)	415,005	7,403,689
Series J, Pfd., 6.88%(c)	274,978	6,830,454
JPMorgan Chase & Co.
Series MM, Pfd., 4.20%(b)	936,918	17,820,180
Series JJ, Pfd., 4.55%(b)	709,223	14,411,411
Series LL, Pfd., 4.63%(b)	874,233	18,157,819
Series GG, Pfd., 4.75%(b)	426,626	9,091,400
Series DD, Pfd., 5.75%	804,182	19,895,463
Series EE, Pfd., 6.00%	876,156	22,035,323
KeyCorp
Series G, Pfd., 5.63%(b)	371,506	7,660,454
Series F, Pfd., 5.65%	352,455	7,249,999
Series E, Pfd., 6.13%(c)	414,237	9,552,305
Pfd., 6.20%(c)	497,426	11,142,342
M&T Bank Corp., Series H, Pfd., 5.63%(b)(c)	206,176	4,742,048
Regions Financial Corp.
Series E, Pfd., 4.45%	330,985	5,663,153
Series C, Pfd., 5.70%(c)	413,790	9,045,449
Series B, Pfd., 6.38%(c)	418,668	10,408,087
Synovus Financial Corp., Series E, Pfd., 5.88%(c)	290,047	7,204,768
Texas Capital Bancshares, Inc., Series B, Pfd., 5.75%	248,756	4,743,777
Truist Financial Corp.
Series R, Pfd., 4.75%	773,759	15,343,641
Series O, Pfd., 5.25%(b)	477,055	10,619,244
U.S. Bancorp
Series L, Pfd., 3.75%(b)	414,969	6,730,797
Series M, Pfd., 4.00%(b)	621,254	10,722,844
Series O, Pfd., 4.50%(b)	373,396	7,255,084
Series K, Pfd., 5.50%(b)	478,327	11,149,802
WaFd, Inc., Series A, Pfd., 4.88%	248,409	3,850,340

	Shares	Value
Banks-(continued)
Wells Fargo & Co.
Series DD, Pfd., 4.25%	585,640	$10,822,627
Series CC, Pfd., 4.38%(b)	491,697	9,366,828
Series AA, Pfd., 4.70%(b)	551,494	11,118,119
Series Z, Pfd., 4.75%(b)	943,042	19,209,766
Series Y, Pfd., 5.63%	324,155	7,549,570
Western Alliance Bancorporation, Series A, Pfd., 4.25%(c)	248,569	4,449,385

		432,405,356

Capital Markets-14.97%
Charles Schwab Corp. (The)
Series J, Pfd., 4.45%(b)	497,062	9,876,622
Series D, Pfd., 5.95%(b)	621,929	15,486,032
Goldman Sachs Group, Inc. (The), Series K, Pfd., 6.38%(b)(c)	580,586	14,503,038
Morgan Stanley
Series O, Pfd., 4.25%(b)	612,664	11,377,170
Series L, Pfd., 4.88%(b)	237,374	5,160,511
Series K, Pfd., 5.85%(b)	472,868	11,329,917
Series I, Pfd., 6.38%	478,318	11,919,685
Series P, Pfd., 6.50%	472,385	11,946,617
Series F, Pfd., 6.88%	406,857	10,236,522
Series E, Pfd., 7.13%(b)	411,523	10,382,725
Northern Trust Corp., Series E, Pfd., 4.70%	331,866	6,902,813
State Street Corp., Series G, Pfd., 5.35%(b)	414,611	9,859,450
Stifel Financial Corp., Series D, Pfd., 4.50%(b)	245,024	4,319,773

		133,300,875

Consumer Finance-6.88%
Capital One Financial Corp.
Series N, Pfd., 4.25%(b)	237,545	3,919,492
Series L, Pfd., 4.38%	377,512	6,383,728
Series J, Pfd., 4.80%	702,231	12,892,961
Series I, Pfd., 5.00%(b)	843,831	16,302,815
Synchrony Financial
Series A, Pfd., 5.63%	634,425	11,292,765
Series B, Pfd., 8.25%(b)(c)	415,681	10,446,064

		61,237,825

Financial Services-4.13%
Equitable Holdings, Inc.
Series C, Pfd., 4.30%(b)	248,558	4,369,650
Series A, Pfd., 5.25%	664,094	14,477,249
Jackson Financial, Inc., Pfd., 8.00%(c)	454,174	11,890,275
Voya Financial, Inc., Series B, Pfd., 5.35%(b)(c)	253,750	6,100,150

		36,837,324

Insurance-25.26%
Allstate Corp. (The)
Series I, Pfd., 4.75%(b)	239,501	4,967,251
Series H, Pfd., 5.10%	935,398	20,054,933
Series J, Pfd., 7.38%(b)	480,510	12,820,007
American Equity Investment Life Holding Co.
Series A, Pfd., 5.95%(b)(c)	331,724	7,997,866
Series B, Pfd., 6.63%(c)	250,959	6,166,063

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Financial Preferred ETF (PGF)–(continued)

April 30, 2024

	Shares	Value
Insurance-(continued)
Arch Capital Group Ltd.
Series G, Pfd., 4.55%(b)	411,236	$7,936,855
Series F, Pfd., 5.45%(b)	273,691	6,136,152
Aspen Insurance Holdings Ltd.
Pfd., 5.63% (Bermuda)(b)	206,124	4,050,337
Pfd., 5.63% (Bermuda)(b)	206,712	3,981,273
Athene Holding Ltd.
Series D, Pfd., 4.88%	356,068	6,302,404
Series B, Pfd., 5.63%	215,274	4,451,866
Series A, Pfd., 6.35%(c)	539,847	12,691,803
Series C, Pfd., 6.38%(c)	372,888	9,333,387
Series E, Pfd., 7.75%(c)	312,493	8,315,439
AXIS Capital Holdings Ltd., Series E, Pfd., 5.50%(b)	455,603	9,494,766
Brighthouse Financial, Inc.
Series D, Pfd., 4.63%	287,768	4,437,382
Series C, Pfd., 5.38%	474,155	8,729,193
Series A, Pfd., 6.60%(b)	352,589	7,834,528
Series B, Pfd., 6.75%(b)	333,701	7,768,559
Enstar Group Ltd., Series D, Pfd., 7.00%(b)(c)	336,942	8,592,021
Hartford Financial Services Group, Inc. (The),
Series G, Pfd., 6.00%(b)	285,682	7,133,479
Lincoln National Corp., Series D, Pfd., 9.00%(b)	414,142	11,161,127
MetLife, Inc.
Series F, Pfd., 4.75%	829,570	16,939,819
Series E, Pfd., 5.63%(b)	673,678	15,811,223

	Shares	Value
Insurance-(continued)
RenaissanceRe Holdings Ltd.
Series G, Pfd., 4.20% (Bermuda)(b)	412,040	$7,190,098
Series F, Pfd., 5.75% (Bermuda)(b)	205,783	4,683,621

		224,981,452

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.80% (Cost $1,022,838,958)		888,762,832

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.61%
Invesco Private Government Fund, 5.29%(d)(e)(f)	6,510,773	6,510,773
Invesco Private Prime Fund, 5.46%(d)(e)(f)	16,692,226	16,697,234

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $23,209,356)		23,208,007

TOTAL INVESTMENTS IN SECURITIES-102.41% (Cost $1,046,048,314)		911,970,839
OTHER ASSETS LESS LIABILITIES-(2.41)%		(21,460,847)

NET ASSETS-100.00%		$890,509,992

Investment Abbreviations:

Pfd.-Preferred

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$6,322,226	$172,763,524	$(179,085,750)	$-	$-	$-	$284,471

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	11,165,777	84,636,979	(89,291,983)	-	-	6,510,773	482,014	*

Invesco Private Prime Fund	28,711,998	190,471,275	(202,493,415)	289	7,087	16,697,234	1,275,852	*

Total	$46,200,001	$447,871,778	$(470,871,148)	$289	$7,087	$23,208,007	$2,042,337

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Financial Preferred ETF (PGF)–(continued)

April 30, 2024

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Air Freight & Logistics-1.69%
United Parcel Service, Inc., Class B	135,602	$19,998,583

Banks-17.82%
First Interstate BancSystem, Inc., Class A	1,246,808	33,289,774
Independent Bank Corp.(b)	371,230	18,650,595
KeyCorp	1,848,905	26,790,634
PNC Financial Services Group, Inc. (The)	130,363	19,979,433
Regions Financial Corp.	1,217,701	23,465,098
Truist Financial Corp.	781,089	29,329,892
U.S. Bancorp	503,405	20,453,345
United Bankshares, Inc.(b)	553,480	17,965,961
WesBanco, Inc.(b)	770,897	20,814,219

		210,738,951

Capital Markets-3.04%
Franklin Resources, Inc.	737,861	16,852,745
T. Rowe Price Group, Inc.	174,490	19,118,870

		35,971,615

Chemicals-3.42%
Eastman Chemical Co.	189,738	17,918,857
LyondellBasell Industries N.V., Class A	225,605	22,553,732

		40,472,589

Consumer Staples Distribution & Retail-2.58%
Walgreens Boots Alliance, Inc.	1,718,017	30,460,441

Diversified Telecommunication Services-3.96%
Cogent Communications Holdings, Inc.(b)	263,895	16,936,781
Verizon Communications, Inc.	755,904	29,850,649

		46,787,430

Electric Utilities-12.02%
ALLETE, Inc.(b)	391,880	23,207,134
Evergy, Inc.	464,198	24,347,185
Eversource Energy	359,845	21,813,804
OGE Energy Corp.	706,050	24,464,632
Pinnacle West Capital Corp.(b)	343,279	25,282,498
Portland General Electric Co.(b)	534,173	23,092,299

		142,207,552

Food Products-3.43%
Flowers Foods, Inc.	840,849	20,970,774
Kellanova	337,855	19,548,290

		40,519,064

Gas Utilities-6.58%
Northwest Natural Holding Co.	661,916	25,252,095
Spire, Inc.	380,471	23,509,303
UGI Corp.	1,137,821	29,082,705

		77,844,103

Household Durables-3.06%
Leggett & Platt, Inc.(b)	2,004,976	36,229,916

Household Products-1.70%
Kimberly-Clark Corp.	147,650	20,158,655

Industrial Conglomerates-2.66%
3M Co.	325,419	31,406,188

Insurance-1.82%
Prudential Financial, Inc.	195,260	21,572,325

	Shares	Value
Machinery-3.10%
Stanley Black & Decker, Inc.	185,553	$16,959,544
Trinity Industries, Inc.(b)	755,654	19,662,117

		36,621,661

Media-3.34%
Interpublic Group of Cos., Inc. (The)(b)	587,046	17,869,681
John Wiley & Sons, Inc., Class A(b)	576,967	21,676,650

		39,546,331

Multi-Utilities-6.52%
Avista Corp.(b)	772,778	27,804,553
Black Hills Corp.(b)	428,387	23,518,446
NorthWestern Energy Group, Inc.(b)	512,016	25,826,087

		77,149,086

Oil, Gas & Consumable Fuels-1.67%
Chevron Corp.	122,420	19,742,673

Pharmaceuticals-5.87%
Bristol-Myers Squibb Co.	411,930	18,100,204
Perrigo Co. PLC	727,075	23,746,270
Pfizer, Inc.	1,074,773	27,535,684

		69,382,158

Professional Services-1.65%
ManpowerGroup, Inc.	259,401	19,571,806

Specialty Retail-1.61%
Best Buy Co., Inc.	258,472	19,033,878

Technology Hardware, Storage & Peripherals-1.45%
HP, Inc.	608,469	17,091,894

Tobacco-9.01%
Altria Group, Inc.	1,054,390	46,192,826
Philip Morris International, Inc.	291,651	27,689,346
Universal Corp.(b)	635,817	32,700,067

		106,582,239

Wireless Telecommunication Services-1.92%
Telephone and Data Systems, Inc.(b)	1,451,979	22,723,471

Total Common Stocks & Other Equity Interests (Cost $1,202,707,205)		1,181,812,609

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(c)(d) (Cost $136,068)	136,068	136,068

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $1,202,843,273)		1,181,948,677

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.86%
Invesco Private Government Fund, 5.29%(c)(d)(e)	12,815,056	12,815,056

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)–(continued)

April 30, 2024

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 5.46%(c)(d)(e)	32,793,328	$32,803,166

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $45,624,058)		45,618,222

TOTAL INVESTMENTS IN SECURITIES-103.79% (Cost $1,248,467,331)		1,227,566,899
OTHER ASSETS LESS LIABILITIES-(3.79)%		(44,857,587)

NET ASSETS-100.00%		$1,182,709,312

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ -	$53,498,989	$(53,362,921)	$-	$-	$136,068	$41,803

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	51,045,465	333,291,417	(371,521,826)	-	-	12,815,056	1,281,982	*

Invesco Private Prime Fund	131,259,768	743,182,121	(841,671,851)	(3,170)	36,298	32,803,166	3,482,157	*

Investments in Other Affiliates:

Telephone and Data Systems, Inc.**,***	29,131,240	54,818,341	(124,456,463)	6,741,707	56,488,646	22,723,471	2,234,692

Total	$211,436,473	$1,184,790,868	$(1,391,013,061)	$6,738,537	$56,524,944	$68,477,761	$7,040,634

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	As of April 30, 2024, this security was not considered as an affiliate of the Fund.
***	As of April 30, 2023, this security was not considered as an affiliate of the Fund.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco International Dividend AchieversTM ETF (PID)

April 30, 2024

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.77%
Canada-55.04%
BCE, Inc.(a)	952,342	$31,284,435
Brookfield Infrastructure Partners L.P.	1,217,625	32,717,584
Brookfield Renewable Partners L.P.	1,576,819	33,128,967
Canadian Imperial Bank of Commerce(a)	740,488	34,573,385
Canadian National Railway Co.	87,749	10,656,239
Canadian Natural Resources Ltd.	358,308	27,166,912
Enbridge, Inc.	1,026,500	36,481,810
FirstService Corp.	21,055	3,095,085
Fortis, Inc.(a)	726,910	28,560,294
Franco-Nevada Corp.	78,509	9,452,484
Imperial Oil Ltd.	233,294	16,085,621
Magna International, Inc.(a)	388,427	18,566,811
Nutrien Ltd.	494,240	26,081,045
Open Text Corp.	426,629	15,064,270
RB Global, Inc.	119,013	8,518,950
Restaurant Brands International, Inc.	232,252	17,616,314
Royal Bank of Canada	269,824	26,127,058
Stantec, Inc.(a)	53,299	4,242,600
TC Energy Corp.	893,349	32,026,562
TELUS Corp.(a)	2,026,229	32,561,500
TFI International, Inc.	42,042	5,477,652
Toronto-Dominion Bank (The)(a)	511,032	30,314,418

		479,799,996

Denmark-0.67%
Novo Nordisk A/S, ADR	45,561	5,845,932

Germany-0.84%
SAP SE, ADR	40,193	7,283,374

India-1.53%
Infosys Ltd., ADR(a)	683,571	11,422,471
Reliance Industries Ltd., GDR(a)(b)	26,954	1,905,648

		13,328,119

Japan-4.53%
Mitsubishi UFJ Financial Group, Inc., ADR	1,503,955	14,964,352
Sony Group Corp., ADR(a)	48,028	3,965,672
Sumitomo Mitsui Financial Group, Inc., ADR(a)	1,819,445	20,596,118

		39,526,142

Mexico-4.63%
America Movil S.A.B. de C.V., ADR	969,504	18,478,746
Coca-Cola FEMSA S.A.B. de C.V., ADR	221,144	21,926,428

		40,405,174

Philippines-4.18%
PLDT, Inc., ADR(a)	1,533,790	36,427,512

South Africa-2.86%
Gold Fields Ltd., ADR(a)	1,539,651	24,896,157

	Shares	Value
Spain-4.42%
Atlantica Sustainable Infrastructure PLC	1,967,643	$38,506,773

Switzerland-3.16%
Logitech International S.A., Class R(a)	95,434	7,481,071
Novartis AG, ADR	206,894	20,095,614

		27,576,685

United Kingdom-12.36%
British American Tobacco PLC, ADR	1,182,114	34,777,794
Diageo PLC, ADR(a)	112,311	15,516,888
National Grid PLC, ADR(a)	506,329	33,746,828
Pearson PLC, ADR(a)	1,173,401	14,292,024
RELX PLC, ADR	228,652	9,418,176

		107,751,710

United States-5.55%
Amdocs Ltd.	132,799	11,153,788
Sanofi S.A., ADR	527,856	25,986,351
Waste Connections, Inc.	24,754	4,012,376
Willis Towers Watson PLC	28,669	7,199,932

		48,352,447

Total Common Stocks & Other Equity Interests
(Cost $863,994,317)		869,700,021

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(c)(d) (Cost $650,596)	650,596	650,596

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.85% (Cost $864,644,913)		870,350,617

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.46%
Invesco Private Government Fund, 5.29%(c)(d)(e)	28,922,520	28,922,520
Invesco Private Prime Fund, 5.46%(c)(d)(e)	79,664,896	79,688,795

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $108,622,620)		108,611,315

TOTAL INVESTMENTS IN SECURITIES-112.31% (Cost $973,267,533)		978,961,932
OTHER ASSETS LESS LIABILITIES-(12.31)%		(107,273,205)

NET ASSETS-100.00%		$871,688,727

Investment Abbreviations:

ADR-American Depositary Receipt

GDR-Global Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco International Dividend AchieversTM ETF (PID)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at April 30, 2024.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2024 represented less than 1% of the Fund’s Net Assets.

(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ -	$62,107,070	$(61,456,474)	$-	$-	$650,596	$18,341

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	32,341,411	502,183,477	(505,602,368)	-	-	28,922,520	2,072,817	*

Invesco Private Prime Fund	83,231,809	1,061,233,727	(1,064,813,222)	(10,695)	47,176	79,688,795	5,601,702	*

Total	$115,573,220	$1,625,524,274	$(1,631,872,064)	$(10,695)	$47,176	$109,261,911	$7,692,860

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Statements of Assets and Liabilities

April 30, 2024

	Invesco BuyBack AchieversTM ETF (PKW)	Invesco Dividend AchieversTM ETF (PFM)	Invesco Dow Jones Industrial Average Dividend ETF (DJD)	Invesco Financial Preferred ETF (PGF)
Assets:
Unaffiliated investments in securities, at value(a)	$1,076,530,012	$634,754,971	$290,995,927	$888,762,832
Affiliated investments in securities, at value	64,578,859	15,096,886	2,566,881	23,208,007
Foreign currencies, at value	-	-	-	-
Deposits with brokers:
Cash segregated as collateral	-	-	-	-
Receivable for:
Dividends	266,140	609,712	584,417	1,232,230
Securities lending	6,602	1,632	266	91,599
Investments sold	14,957,091	35,007	1,393,388	8,990,182
Fund shares sold	2,036,546	-	-	-
Foreign tax reclaims	-	-	-	-
Other assets	30,207	20,929	-	84,283

Total assets	1,158,405,457	650,519,137	295,540,879	922,369,133

Liabilities:
Due to custodian	106	-	573,407	2,094,661
Payable for:
Investments purchased	17,245,015	-	-	4,161,370
Collateral upon return of securities loaned	63,365,992	14,887,722	2,567,063	23,209,356
Collateral upon receipt of securities in-kind	-	-	-	-
Fund shares repurchased	-	-	1,394,517	1,450,388
Accrued unitary management fees	-	-	16,887	-
Accrued advisory fees	453,669	210,613	-	373,099
Accrued trustees’ and officer’s fees	220,829	100,795	-	311,901
Accrued expenses	814,070	445,343	-	258,366

Total liabilities	82,099,681	15,644,473	4,551,874	31,859,141

Net Assets	$1,076,305,776	$634,874,664	$290,989,005	$890,509,992

Net assets consist of:
Shares of beneficial interest	$1,602,819,989	$544,539,064	$314,711,058	$1,216,805,120
Distributable earnings (loss)	(526,514,213)	90,335,600	(23,722,053)	(326,295,128)

Net Assets	$1,076,305,776	$634,874,664	$290,989,005	$890,509,992

Shares outstanding (unlimited amount authorized, $0.01 par value)	10,570,000	15,530,000	6,260,000	61,400,000
Net asset value	$101.83	$40.88	$46.48	$14.50

Market price	$101.84	$40.88	$46.48	$14.49

Unaffiliated investments in securities, at cost	$1,026,416,430	$518,302,193	$281,048,142	$1,022,838,958

Affiliated investments in securities, at cost	$64,584,814	$15,097,852	$2,567,063	$23,209,356

Foreign currencies, at cost	$-	$-	$-	$-

(a)Includes securities on loan with an aggregate value of:	$59,959,398	$14,386,118	$2,487,059	$22,330,055

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)	Invesco International Dividend AchieversTM ETF (PID)

$1,181,812,609	$869,700,021
45,754,290	109,261,911
-	781,320

-	2,084,654
2,090,894	1,372,631
4,460	118,166
-	1,979,270
-	-
-	751,366
22,542	24,294

1,229,684,795	986,073,633

-	541,948
-	-
45,624,058	108,622,620
-	2,084,654
-	1,985,385
-	-
390,300	292,873
130,629	195,419
830,496	662,007

46,975,483	114,384,906

$1,182,709,312	$871,688,727

$1,493,885,022	$1,299,145,570
(311,175,710)	(427,456,843)

$1,182,709,312	$871,688,727

59,340,000	48,950,000
$19.93	$17.81

$19.94	$17.80

$1,202,707,205	$863,994,317

$45,760,126	$109,273,216

$-	$779,360

$43,712,294	$104,715,865

36

Statements of Operations

For the year ended April 30, 2024

	Invesco BuyBack AchieversTM ETF (PKW)	Invesco Dividend AchieversTM ETF (PFM)	Invesco Dow Jones Industrial Average Dividend ETF (DJD)	Invesco Financial Preferred ETF (PGF)	Invesco High Yield Equity Dividend AchieversTM ETF (PEY)	Invesco International Dividend AchieversTM ETF (PID)
Investment income:
Unaffiliated dividend income	$20,736,646	$15,139,169	$10,682,539	$61,975,590	$64,317,507	$44,789,039
Affiliated dividend income	62,960	19,796	9,511	284,471	2,276,495	18,341
Securities lending income, net	124,234	64,660	28,372	1,227,119	118,056	2,319,921
Foreign withholding tax	(8,885)	(653)	-	-	-	(4,328,952)

Total investment income	20,914,955	15,222,972	10,720,422	63,487,180	66,712,058	42,798,349

Expenses:
Unitary management fees	-	-	196,471	-	-	-
Advisory fees	6,004,857	2,537,455	-	4,854,918	5,136,089	4,016,528
Sub-licensing fees	1,231,844	656,214	-	117,039	1,307,760	1,064,579
Accounting & administration fees	121,707	54,781	-	74,548	120,780	78,760
Custodian & transfer agent fees	11,716	10,240	-	24,349	67,386	82,899
Trustees’ and officer’s fees	48,720	28,395	-	62,958	38,230	46,728
Other expenses	(59,401)	37,593	-	62,878	120,137	22,423

Total expenses	7,359,443	3,324,678	196,471	5,196,690	6,790,382	5,311,917

Less: Waivers	(1,275)	(407)	(203)	(5,274)	(901)	(419)

Net expenses	7,358,168	3,324,271	196,268	5,191,416	6,789,481	5,311,498

Net investment income	13,556,787	11,898,701	10,524,154	58,295,764	59,922,577	37,486,851

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(28,358,013)	20,319	(19,767,043)	(71,159,358)	(90,848,109)	21,610,889
Affiliated investment securities	9,990	5,136	3,363	7,087	56,524,944	47,176
In-kind redemptions	39,440,742	46,494,031	21,739,765	1,051,511	38,780,706	40,772,948
Foreign currencies	-	-	-	-	-	(30,311)

Net realized gain (loss)	11,092,719	46,519,486	1,976,085	(70,100,760)	4,457,541	62,400,702

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	111,548,175	10,402,245	19,713,785	45,412,310	(5,929,623)	(94,129,475)
Affiliated investment securities	4,808	(302)	(182)	289	(3,170)	(10,695)
Foreign currencies	-	-	-	-	-	1,445

Change in net unrealized appreciation (depreciation)	111,552,983	10,401,943	19,713,603	45,412,599	(5,932,793)	(94,138,725)

Net realized and unrealized gain (loss)	122,645,702	56,921,429	21,689,688	(24,688,161)	(1,475,252)	(31,738,023)

Net increase in net assets resulting from operations	$136,202,489	$68,820,130	$32,213,842	$33,607,603	$58,447,325	$5,748,828

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Statements of Changes in Net Assets

For the years ended April 30, 2024 and 2023

	Invesco BuyBack AchieversTM ETF (PKW)		Invesco Dividend AchieversTM ETF (PFM)
	2024	2023	2024	2023

Operations:
Net investment income	$13,556,787	$15,854,110	$11,898,701	$12,972,993
Net realized gain (loss)	11,092,719	(3,119,684)	46,519,486	22,202,352
Change in net unrealized appreciation (depreciation)	111,552,983	47,162,321	10,401,943	(12,547,603)

Net increase (decrease) in net assets resulting from operations	136,202,489	59,896,747	68,820,130	22,627,742

Distributions to Shareholders from:
Distributable earnings	(14,614,994)	(16,348,748)	(12,115,568)	(13,464,204)

Shareholder Transactions:
Proceeds from shares sold	871,788,482	743,282,119	57,387,283	59,714,340
Value of shares repurchased	(878,783,649)	(1,177,563,994)	(159,156,611)	(93,589,004)

Net increase (decrease) in net assets resulting from share transactions	(6,995,167)	(434,281,875)	(101,769,328)	(33,874,664)

Net increase (decrease) in net assets	114,592,328	(390,733,876)	(45,064,766)	(24,711,126)

Net assets:
Beginning of year	961,713,448	1,352,447,324	679,939,430	704,650,556

End of year	$1,076,305,776	$961,713,448	$634,874,664	$679,939,430

Changes in Shares Outstanding:
Shares sold	9,350,000	8,770,000	1,540,000	1,660,000
Shares repurchased	(9,930,000)	(13,620,000)	(4,220,000)	(2,620,000)
Shares outstanding, beginning of year	11,150,000	16,000,000	18,210,000	19,170,000

Shares outstanding, end of year	10,570,000	11,150,000	15,530,000	18,210,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Dow Jones Industrial Average Dividend ETF (DJD)		Invesco Financial Preferred ETF (PGF)		Invesco High Yield Equity Dividend AchieversTM ETF (PEY)		Invesco International Dividend AchieversTM ETF (PID)
2024	2023	2024	2023	2024	2023	2024	2023

$10,524,154	$9,127,148	$58,295,764	$66,247,593	$59,922,577	$59,410,800	$37,486,851	$30,155,373
1,976,085	4,022,992	(70,100,760)	(119,714,791)	4,457,541	(19,358,811)	62,400,702	(37,183,732)
19,713,603	(11,510,024)	45,412,599	55,246,727	(5,932,793)	(62,224,125)	(94,138,725)	47,631,143

32,213,842	1,640,116	33,607,603	1,779,529	58,447,325	(22,172,136)	5,748,828	40,602,784

(10,533,869)	(8,679,403)	(61,652,534)	(67,814,596)	(64,958,488)	(59,133,912)	(34,564,408)	(30,709,658)

129,519,346	200,291,700	25,620,196	103,616,841	79,171,935	637,280,106	30,372,515	309,440,797
(137,824,483)	(121,397,362)	(211,945,392)	(274,009,942)	(332,243,237)	(266,937,388)	(215,840,374)	(8,781,817)

(8,305,137)	78,894,338	(186,325,196)	(170,393,101)	(253,071,302)	370,342,718	(185,467,859)	300,658,980

13,374,836	71,855,051	(214,370,127)	(236,428,168)	(259,582,465)	289,036,670	(214,283,439)	310,552,106

277,614,169	205,759,118	1,104,880,119	1,341,308,287	1,442,291,777	1,153,255,107	1,085,972,166	775,420,060

$290,989,005	$277,614,169	$890,509,992	$1,104,880,119	$1,182,709,312	$1,442,291,777	$871,688,727	$1,085,972,166

2,980,000	4,570,000	1,750,000	6,750,000	3,980,000	30,470,000	1,700,000	17,980,000
(3,100,000)	(2,780,000)	(14,900,000)	(18,100,000)	(16,830,000)	(13,160,000)	(12,400,000)	(520,000)
6,380,000	4,590,000	74,550,000	85,900,000	72,190,000	54,880,000	59,650,000	42,190,000

6,260,000	6,380,000	61,400,000	74,550,000	59,340,000	72,190,000	48,950,000	59,650,000

39

Financial Highlights

Invesco BuyBack AchieversTM ETF (PKW)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$86.25	$84.53	$87.65	$54.42	$63.60

Net investment income(a)	1.06	1.06	0.76	0.88	1.01
Net realized and unrealized gain (loss) on investments	15.70	1.78	(3.16)	33.35	(9.13)

Total from investment operations	16.76	2.84	(2.40)	34.23	(8.12)

Distributions to shareholders from:
Net investment income	(1.18)	(1.12)	(0.72)	(1.00)	(1.06)

Net asset value at end of year	$101.83	$86.25	$84.53	$87.65	$54.42

Market price at end of year(b)	$101.84	$86.25	$84.50	$87.72	$54.45

Net Asset Value Total Return(c)	19.52%	3.45%	(2.79)%	63.54%	(12.81)%
Market Price Total Return(c)	19.53%	3.48%	(2.90)%	63.58%	(12.79)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,076,306	$961,713	$1,352,447	$1,844,119	$718,331
Ratio to average net assets of:
Expenses	0.61%	0.62%	0.61%	0.64%	0.62%
Net investment income	1.13%	1.26%	0.83%	1.27%	1.60%
Portfolio turnover rate(d)	59%	60%	80%	93%	56%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dividend AchieversTM ETF (PFM)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$37.34	$36.76	$35.90	$27.27	$28.52

Net investment income(a)	0.73	0.68	0.68	0.62	0.61
Net realized and unrealized gain (loss) on investments	3.55	0.61	0.90	8.61	(1.20)

Total from investment operations	4.28	1.29	1.58	9.23	(0.59)

Distributions to shareholders from:
Net investment income	(0.74)	(0.71)	(0.72)	(0.60)	(0.66)

Net asset value at end of year	$40.88	$37.34	$36.76	$35.90	$27.27

Market price at end of year(b)	$40.88	$37.33	$36.78	$35.90	$27.31

Net Asset Value Total Return(c)	11.57%	3.64%	4.40%	34.21%	(2.04)%
Market Price Total Return(c)	11.60%	3.56%	4.46%	34.02%	(1.89)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$634,875	$679,939	$704,651	$614,955	$306,780
Ratio to average net assets of:
Expenses	0.52%	0.53%	0.52%	0.53%	0.53%
Net investment income	1.88%	1.89%	1.80%	1.97%	2.13%
Portfolio turnover rate(d)	12%	8%	12%	28%	20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Financial Highlights–(continued)

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$43.51	$44.83	$43.47	$33.17	$36.98

Net investment income(a)	1.65	1.51	1.36	1.27	1.10
Net realized and unrealized gain (loss) on investments	2.97	(1.42)	1.29	10.40	(3.80)

Total from investment operations	4.62	0.09	2.65	11.67	(2.70)

Distributions to shareholders from:
Net investment income	(1.65)	(1.41)	(1.29)	(1.37)	(1.11)

Net asset value at end of year	$46.48	$43.51	$44.83	$43.47	$33.17

Market price at end of year(b)	$46.48	$43.51	$44.82	$43.52	$33.21

Net Asset Value Total Return(c)	10.86%	0.37%	6.19%	36.03%	(7.33)%
Market Price Total Return(c)	10.86%	0.39%	6.04%	36.03%	(7.32)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$290,989	$277,614	$205,759	$154,758	$116,108
Ratio to average net assets of:
Expenses	0.07%	0.07%	0.07%	0.07%	0.08	%(d)
Net investment income	3.75%	3.50%	3.04%	3.43%	3.04	%(d)
Portfolio turnover rate(e)	30%	20%	15%	50%	14%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Financial Preferred ETF (PGF)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$14.82	$15.61	$18.89	$18.05	$18.33

Net investment income(a)	0.87	0.84	0.87	0.94	0.94
Net realized and unrealized gain (loss) on investments	(0.27)	(0.77)	(3.28)	0.82	(0.27)

Total from investment operations	0.60	0.07	(2.41)	1.76	0.67

Distributions to shareholders from:
Net investment income	(0.92)	(0.86)	(0.87)	(0.92)	(0.95)

Net asset value at end of year	$14.50	$14.82	$15.61	$18.89	$18.05

Market price at end of year(b)	$14.49	$14.83	$15.55	$18.96	$18.07

Net Asset Value Total Return(c)	4.32%	0.46%	(13.34)%	9.94%	3.78%
Market Price Total Return(c)	4.18%	0.92%	(13.99)%	10.22%	3.77%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$890,510	$1,104,880	$1,341,308	$1,827,087	$1,462,590
Ratio to average net assets of:
Expenses, after Waivers	0.53%	0.56%	0.57%	0.62%	0.61%
Expenses, prior to Waivers	0.54%	0.56%	0.57%	0.62%	0.61%
Net investment income	6.00%	5.45%	4.71%	5.02%	5.10%
Portfolio turnover rate(d)	42%	15%	23%	23%	31%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Financial Highlights–(continued)

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$19.98	$21.01	$20.66	$14.21	$18.25

Net investment income(a)	0.92	0.87	0.85	0.69	0.75
Net realized and unrealized gain (loss) on investments.	0.03 (b)	(1.04)	0.33	6.51	(4.03)

Total from investment operations	0.95	(0.17)	1.18	7.20	(3.28)

Distributions to shareholders from:
Net investment income	(1.00)	(0.86)	(0.83)	(0.75)	(0.76)

Net asset value at end of year	$19.93	$19.98	$21.01	$20.66	$14.21

Market price at end of year(c)	$19.94	$19.97	$21.03	$20.65	$14.24

Net Asset Value Total Return(d)	4.95%	(0.81)%	5.87%	52.20%	(18.57)%
Market Price Total Return(d)	5.06%	(0.96)%	6.01%	51.80%	(18.44)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,182,709	$1,442,292	$1,153,255	$929,479	$630,938
Ratio to average net assets of:
Expenses	0.53%	0.52%	0.52%	0.53%	0.52%
Net investment income	4.67%	4.25%	4.07%	4.20%	4.30%
Portfolio turnover rate(e)	74%	57%	49%	74%	51%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco International Dividend AchieversTM ETF (PID)

	Years Ended April 30,
	2024	2023		2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$18.21	$18.38		$17.28	$12.12	$16.44

Net investment income(a)	0.66	0.60		0.51	0.45	0.61
Net realized and unrealized gain (loss) on investments	(0.45)	(0.16	)(b)	1.21	5.21	(4.20)

Total from investment operations	0.21	0.44		1.72	5.66	(3.59)

Distributions to shareholders from:
Net investment income	(0.61)	(0.61)		(0.62)	(0.50)	(0.73)

Net asset value at end of year	$17.81	$18.21		$18.38	$17.28	$12.12

Market price at end of year(c)	$17.80	$18.22		$18.40	$17.25	$12.07

Net Asset Value Total Return(d)	1.17%	2.74%		10.11%	47.87%	(22.71)%
Market Price Total Return(d)	1.06%	2.68%		10.43%	48.23%	(23.07)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$871,689	$1,085,972		$775,420	$579,570	$510,252
Ratio to average net assets of:
Expenses	0.53%	0.53%		0.53%	0.56%	0.53%
Net investment income	3.73%	3.47%		2.79%	3.18%	3.92%
Portfolio turnover rate(e)	44%	38%		44%	69%	45%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2024

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco BuyBack AchieversTM ETF (PKW)	“BuyBack AchieversTM ETF”

Invesco Dividend AchieversTM ETF (PFM)	“Dividend AchieversTM ETF”

Invesco Dow Jones Industrial Average Dividend ETF (DJD)	“Dow Jones Industrial Average Dividend ETF”

Invesco Financial Preferred ETF (PGF)	“Financial Preferred ETF”

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)	“High Yield Equity Dividend AchieversTM ETF”

Invesco International Dividend AchieversTM ETF (PID)	“International Dividend AchieversTM ETF”

 Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market LLC, except for Shares of Dow Jones Industrial Average Dividend ETF and Financial Preferred ETF, which are listed and traded on NYSE Arca, Inc.

 The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

 The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

BuyBack AchieversTM ETF	NASDAQ US BuyBack AchieversTM Index

Dividend AchieversTM ETF	NASDAQ US Broad Dividend AchieversTM Index

Dow Jones Industrial Average Dividend ETF	Dow Jones Industrial Average Yield Weighted

Financial Preferred ETF	ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index

High Yield Equity Dividend AchieversTM ETF	NASDAQ US Dividend AchieversTM 50 Index

International Dividend AchieversTM ETF	NASDAQ International Dividend AchieversTM Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

 Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

43

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market

44

quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except for Financial Preferred ETF and High Yield Equity Dividend Achievers™ ETF, which declare and pay dividends from net investment income, if any, monthly) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - Certain Funds are subject to foreign withholding tax imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. Certain Funds may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. Certain Funds will record a receivable for such tax

45

refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign tax reclaims on the Statements of Assets and Liabilities. There is no guarantee that a Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statements of Operations, and any related interest is included in Unaffiliated interest income. Certain Funds may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are excluded from the unitary management fee and are reflected on the Statements of Operations as Professional fees, if any. In the event tax refunds received by a Fund during the fiscal year exceed the foreign withholding taxes paid by a Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended April 30, 2024, the Funds did not enter into any closing agreements.

G.

Expenses - Each Fund (except for Dow Jones Industrial Average Dividend ETF) is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Dow Jones Industrial Average Dividend ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are directly identifiable to a specific Fund, including expenses that are excluded from a Fund’s unitary management fee (if applicable), are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund, including expenses that are excluded from a Fund’s unitary management fee (if applicable), are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each

46

Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended April 30, 2024, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

BuyBack AchieversTM ETF	$7,632

Dividend AchieversTM ETF	4,680

Dow Jones Industrial Average Dividend ETF	1,189

Financial Preferred ETF	109,550

High Yield Equity Dividend AchieversTM ETF	6,750

International Dividend AchieversTM ETF	208,547

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

The performance of a Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause a Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that a Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of a Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statements of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

47

L.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Dividend Paying Security Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Financial Sector Risk. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. From time to time, certain companies in which the Funds invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.

48

Index Risk. Unlike many investment companies that are “actively managed”, each Fund is a “passive” investor and therefore does not utilize an investing strategy that seeks returns in excess of its respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. If a specific security is removed from an Underlying Index, its respective Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. An Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

LIBOR Transition Risk. Certain Funds may have investments in financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was a common benchmark interest rate index historically used to make adjustments to variable-rate debt instruments, to determine interest rates for a variety of financial instruments and borrowing arrangements and as a reference rate in derivative contracts.

The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, has ceased publishing the majority of LIBOR rates. In April 2023, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts, but any such rates are considered non-representative of the underlying market. Regulators and financial industry working groups have worked to identify alternative reference rates (“ARRs”) to replace LIBOR and to assist with the transition to the new ARRs. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) have replaced LIBOR in certain financial contracts. SOFR is a broad measure of the cost of overnight borrowing of cash through repurchase agreements collateralized by U.S. Treasury securities.

While the transition process away from LIBOR has become increasingly well-defined, there remains uncertainty and risks relating to converting certain longer-term securities and transactions to a new ARR. There can be no assurance that the composition or characteristics of any ARRs or financial instruments in which a Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, while some legacy USD LIBOR instruments may provide for an alternative or fallback rate-setting methodology, there may be significant uncertainty regarding the effectiveness of such methodologies to replicate USD LIBOR; other legacy USD LIBOR instruments may not include such fallback rate-setting provisions at all or may not be able to rely on the statutory fallback mechanism, the effectiveness of which is also uncertain. While it is expected that the market participants will amend legacy financial instruments referencing LIBOR to include such fallback provisions to ARRs, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments. Moreover, certain aspects of the transition from LIBOR will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the LIBOR transition could impact a Fund. Certain Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. All of the foregoing may adversely affect a Fund’s performance or NAV.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary

49

due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because Dow Jones Industrial Average Dividend ETF and Financial Preferred ETF are non-diversified, and to the extent certain Funds become non-diversified, and can invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If a Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities.

Sampling Risk. Certain Funds’ use of a representative sampling methodology may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. For certain Funds, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except Dow Jones Industrial Average Dividend ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.40% of the Fund’s average daily net assets, except for BuyBack AchieversTM ETF and Financial Preferred ETF, each of which accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

 Pursuant to another Investment Advisory Agreement, Dow Jones Industrial Average Dividend ETF accrues daily and pays monthly to the Adviser, an annual unitary management fee of 0.07% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Dow Jones Industrial Average Dividend ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

 The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except Dow Jones Industrial Average Dividend ETF), pursuant to which the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser)) of each Fund from exceeding 0.50% of the Fund’s average daily net assets per year (0.60% of the Fund’s average daily net assets per year for BuyBack Achievers™ ETF and Financial Preferred ETF) (the “Expense Cap”), through at least August 31, 2026. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2026. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. For each Fund (excluding the Dow Jones Industrial Average Dividend ETF), the Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap.

 Further, through at least August 31, 2026, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This waiver is not subject to recapture by the Adviser.

50

 For the fiscal year ended April 30, 2024, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

BuyBack AchieversTM ETF	$1,275

Dividend AchieversTM ETF	407

Dow Jones Industrial Average Dividend ETF	203

Financial Preferred ETF	5,274

High Yield Equity Dividend AchieversTM ETF	901

International Dividend AchieversTM ETF	419
 The fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

 There are no amounts available for potential recapture by the Adviser as of April 30, 2024.

 The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

 The Adviser has entered into a licensing agreement on behalf of each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

BuyBack AchieversTM ETF	Nasdaq, Inc.

Dividend AchieversTM ETF	Nasdaq, Inc.

Dow Jones Industrial Average Dividend ETF	S&P Dow Jones Indices LLC

Financial Preferred ETF	ICE Data Indices, LLC

High Yield Equity Dividend AchieversTM ETF	Nasdaq, Inc.

International Dividend AchieversTM ETF	Nasdaq, Inc.

 Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for Dow Jones Industrial Average Dividend ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

 The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

 For the fiscal year ended April 30, 2024, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

BuyBack AchieversTM ETF	$109,020

Dividend AchieversTM ETF	8,615

Dow Jones Industrial Average Dividend ETF	14,626

High Yield Equity Dividend AchieversTM ETF	68,319

International Dividend AchieversTM ETF	67,159

 Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold—affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

 For the fiscal year ended April 30, 2024, the following Fund engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

Dow Jones Industrial Average Dividend ETF	$-	$4,907,182	$(897,838)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

51

NOTE 5—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

 The following is a summary of the tiered valuation input levels, as of April 30, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

BuyBack AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,076,530,012	$-	$-	$1,076,530,012

Money Market Funds	1,218,822	63,360,037	-	64,578,859

Total Investments	$1,077,748,834	$63,360,037	$-	$1,141,108,871

Dividend AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$634,754,971	$-	$-	$634,754,971

Money Market Funds	210,130	14,886,756	-	15,096,886

Total Investments	$634,965,101	$14,886,756	$-	$649,851,857

Dow Jones Industrial Average Dividend ETF

Investments in Securities

Common Stocks & Other Equity Interests	$290,995,927	$-	$-	$290,995,927

Money Market Funds	-	2,566,881	-	2,566,881

Total Investments	$290,995,927	$2,566,881	$-	$293,562,808

Financial Preferred ETF

Investments in Securities

Preferred Stocks	$888,762,832	$-	$-	$888,762,832

Money Market Funds	-	23,208,007	-	23,208,007

Total Investments	$888,762,832	$23,208,007	$-	$911,970,839

High Yield Equity Dividend AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,181,812,609	$-	$-	$1,181,812,609

Money Market Funds	136,068	45,618,222	-	45,754,290

Total Investments	$1,181,948,677	$45,618,222	$-	$1,227,566,899

International Dividend AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$869,700,021	$-	$-	$869,700,021

Money Market Funds	650,596	108,611,315	-	109,261,911

Total Investments	$870,350,617	$108,611,315	$-	$978,961,932

52

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2024 and 2023:

	2024	2023

	Ordinary Income*	Ordinary Income*

BuyBack AchieversTM ETF	$14,614,994	$16,348,748

Dividend AchieversTM ETF	12,115,568	13,464,204

Dow Jones Industrial Average Dividend ETF	10,533,869	8,679,403

Financial Preferred ETF	61,652,534	67,814,596

High Yield Equity Dividend AchieversTM ETF	64,958,488	59,133,912

International Dividend AchieversTM ETF	34,564,408	30,709,658

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

BuyBack AchieversTM ETF	$-	$(216,569)	$48,088,308	$-	$(574,385,952)	$1,602,819,989	$1,076,305,776

Dividend AchieversTM ETF	863,701	(1,745,559)	107,844,920	-	(16,627,462)	544,539,064	634,874,664

Dow Jones Industrial Average Dividend ETF	767,876	-	2,675,229	-	(27,165,158)	314,711,058	290,989,005

Financial Preferred ETF	-	(308,947)	(152,979,898)	-	(173,006,283)	1,216,805,120	890,509,992

High Yield Equity Dividend AchieversTM ETF	-	(127,262)	(28,745,725)	-	(282,302,723)	1,493,885,022	1,182,709,312

International Dividend AchieversTM ETF	2,228,821	(5,763,918)	(631,613)	1,960	(423,292,093)	1,299,145,570	871,688,727

 Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

 The Funds have capital loss carryforwards as of April 30, 2024, as follows:

	No expiration

	Short-Term	Long-Term	Total*

BuyBack AchieversTM ETF	$378,399,536	$195,986,416	$574,385,952

Dividend AchieversTM ETF	55,130	16,572,332	16,627,462

Dow Jones Industrial Average Dividend ETF	5,840,911	21,324,247	27,165,158

Financial Preferred ETF	12,963,661	160,042,622	173,006,283

High Yield Equity Dividend AchieversTM ETF	50,016,948	232,285,775	282,302,723

International Dividend AchieversTM ETF	174,937,736	248,354,357	423,292,093

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2024, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

BuyBack AchieversTM ETF	$698,607,102	$698,164,301

Dividend AchieversTM ETF	75,216,082	76,802,760

Dow Jones Industrial Average Dividend ETF	84,180,012	83,340,115

Financial Preferred ETF	410,312,320	400,789,647

High Yield Equity Dividend AchieversTM ETF	949,727,632	954,031,341

International Dividend AchieversTM ETF	442,612,441	440,759,928

53

 For the fiscal year ended April 30, 2024, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

BuyBack AchieversTM ETF	$865,119,620	$872,215,831

Dividend AchieversTM ETF	56,391,227	156,215,914

Dow Jones Industrial Average Dividend ETF	129,101,693	137,667,620

Financial Preferred ETF	25,427,928	209,841,046

High Yield Equity Dividend AchieversTM ETF	79,078,572	330,259,344

International Dividend AchieversTM ETF	30,370,755	214,020,671

 Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

 As of April 30, 2024, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

BuyBack AchieversTM ETF	$83,943,236	$(35,854,928)	$48,088,308	$1,093,020,563

Dividend AchieversTM ETF	138,466,024	(30,621,104)	107,844,920	542,006,937

Dow Jones Industrial Average Dividend ETF	17,143,556	(14,468,327)	2,675,229	290,887,579

Financial Preferred ETF	983,657	(153,963,555)	(152,979,898)	1,064,950,737

High Yield Equity Dividend AchieversTM ETF	57,850,638	(86,596,363)	(28,745,725)	1,256,312,624

International Dividend AchieversTM ETF	78,966,590	(79,598,203)	(631,613)	979,593,545

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and distributions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2024, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

BuyBack AchieversTM ETF	$478,669	$(37,535,334)	$37,056,665

Dividend AchieversTM ETF	248,295	(44,752,765)	44,504,470

Dow Jones Industrial Average Dividend ETF	-	(20,100,329)	20,100,329

Financial Preferred ETF	3,288,014	14,868,379	(18,156,393)

High Yield Equity Dividend AchieversTM ETF	3,315,857	(30,019,626)	26,703,769

International Dividend AchieversTM ETF	(1,837,822)	(36,627,065)	38,464,887

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Dow Jones Industrial Average Dividend ETF. Interested Trustees do not receive any Trustees’ fees.

 The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

54

 To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

 Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

 Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco BuyBack Achievers™ ETF, Invesco Dividend Achievers™ ETF, Invesco Dow Jones Industrial Average Dividend ETF, Invesco Financial Preferred ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco BuyBack Achievers™ ETF, Invesco Dividend Achievers™ ETF, Invesco Dow Jones Industrial Average Dividend ETF, Invesco Financial Preferred ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF (six of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations for the year ended April 30, 2024, the statements of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2024, and each of the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 27, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

56

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Dow Jones Industrial Average Dividend ETF), you incur advisory fees and other Fund expenses. As a shareholder of the Dow Jones Industrial Average Dividend ETF, you incur a unitary management fee. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2023 through April 30, 2024.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2023	April 30, 2024	Six-Month Period	Six-Month Period(1)

Invesco BuyBack AchieversTM ETF (PKW)

Actual	$1,000.00	$1,192.70	0.60%	$3.27

Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

Invesco Dividend AchieversTM ETF (PFM)

Actual	1,000.00	1,148.60	0.52	2.78

Hypothetical (5% return before expenses)	1,000.00	1,022.28	0.52	2.61

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

Actual	1,000.00	1,162.30	0.07	0.38

Hypothetical (5% return before expenses)	1,000.00	1,024.52	0.07	0.35

Invesco Financial Preferred ETF (PGF)

Actual	1,000.00	1,134.20	0.51	2.71

Hypothetical (5% return before expenses)	1,000.00	1,022.33	0.51	2.56

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

Actual	1,000.00	1,120.80	0.54	2.85

Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.54	2.72

57

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2023	April 30, 2024	Six-Month Period	Six-Month Period(1)

Invesco International Dividend AchieversTM ETF (PID)

Actual	$1,000.00	$1,125.70	0.53%	$2.80

Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.53	2.66

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2024. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

58

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2024:

			Corporate
	Qualified	Qualified	Dividends	U.S.	Business
	Business	Dividend	Received	Treasury	Interest
	Income*	Income*	Deduction*	Obligations*	Income*

Invesco BuyBack AchieversTM ETF	0%	100%	100%	0%	0%

Invesco Dividend AchieversTM ETF	0%	100%	100%	0%	0%

Invesco Dow Jones Industrial Average Dividend ETF	0%	100%	100%	0%	0%

Invesco Financial Preferred ETF	0%	93%	86%	0%	0%

Invesco High Yield Equity Dividend AchieversTM ETF	0%	100%	100%	0%	0%

Invesco International Dividend AchieversTM ETF	0%	59%	1%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes	Foreign Source
	Per Share	Income Per Share

Invesco International Dividend AchieversTM ETF	$0.0590	$0.9421

59

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2024

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider) (1988-2001).	214	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, First Eagle Alternative Credit LLC (2020-2023), Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Chikaming Open Lands (2014-2023); Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); Council on Children’s and Women’s Health (2012-Present); formerly, Governing Council Member (2016-2023) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

65

Trustees and Officers–(continued)

The President, Principal Executive Officer and the other executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below.

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Brian Hartigan–1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2023	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023-Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023-Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020-Present); Manager and President, Invesco Investment Advisers LLC (2020-Present) and and Manager, Invesco Indexing LLC (2023 – Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020-2023); Global Head of ETF Investments (2017-2020); Head of Investments-PowerShares (2015-2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010-2015).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer (2020-Present), Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

66

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal - ETFs and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC, Manager, Invesco Investment Advisers LLC (2024-Present); formerly, Assistant Secretary, Invesco Investment Advisers LLC (2020-2024); Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

67

Trustees and Officers–(continued)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

68

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2024, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Bloomberg Analyst Rating Improvers ETF	Invesco S&P 500® Equal Weight Industrials ETF
Invesco Bloomberg MVP Multi-factor ETF	Invesco S&P 500® Equal Weight Materials ETF
Invesco Dow Jones Industrial Average Dividend ETF	Invesco S&P 500® Equal Weight Real Estate ETF
Invesco NASDAQ Internet ETF	Invesco S&P 500® Equal Weight Technology ETF
Invesco Next Gen Connectivity ETF	Invesco S&P 500® Equal Weight Utilities ETF
Invesco S&P 500 BuyWrite ETF	Invesco S&P 500® Pure Growth ETF
Invesco S&P 500® Equal Weight Communication Services ETF	Invesco S&P 500® Pure Value ETF
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Invesco S&P 500® Top 50 ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	Invesco S&P MidCap 400® GARP ETF
Invesco S&P 500® Equal Weight Energy ETF	Invesco S&P MidCap 400® Pure Growth ETF
Invesco S&P 500® Equal Weight ETF	Invesco S&P MidCap 400® Pure Value ETF
Invesco S&P 500® Equal Weight Financials ETF	Invesco S&P SmallCap 600® Pure Growth ETF
Invesco S&P 500® Equal Weight Health Care ETF	Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2023, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

69

Approval of Investment Advisory Contracts–(continued)

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●	0.29% of the Fund’s average daily net assets for each of Invesco S&P 500 BuyWrite ETF and Invesco Bloomberg MVP Multi-factor ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® GARP ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

●

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median

Invesco Bloomberg Analyst Rating Improvers ETF			X

Invesco Bloomberg MVP Multi-factor ETF			X

Invesco Dow Jones Industrial Average Dividend ETF	X	X	X

Invesco NASDAQ Internet ETF			X

Invesco Next Gen Connectivity ETF	X	N/A	X

Invesco S&P 500 BuyWrite ETF	X	N/A	X

Invesco S&P 500® Equal Weight Communication Services ETF	X		X

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X

Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X

Invesco S&P 500® Equal Weight Energy ETF	X		X

Invesco S&P 500® Equal Weight ETF	X		X

Invesco S&P 500® Equal Weight Financials ETF	X		X

Invesco S&P 500® Equal Weight Health Care ETF	X		X

Invesco S&P 500® Equal Weight Industrials ETF	X		X

Invesco S&P 500® Equal Weight Materials ETF	X		X

Invesco S&P 500® Equal Weight Real Estate ETF			X

Invesco S&P 500® Equal Weight Technology ETF	X		X

Invesco S&P 500® Equal Weight Utilities ETF	X	X	X

Invesco S&P 500® Pure Growth ETF	X	X	X

Invesco S&P 500® Pure Value ETF			X

Invesco S&P 500® Top 50 ETF			X

Invesco S&P MidCap 400® GARP ETF			X

Invesco S&P MidCap 400® Pure Growth ETF			X

Invesco S&P MidCap 400® Pure Value ETF			XX

Invesco S&P SmallCap 600® Pure Growth ETF			X

Invesco S&P SmallCap 600® Pure Value ETF			XX

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

70

Approval of Investment Advisory Contracts–(continued)

The Board noted that, effective March 25, 2023, Invesco Raymond James SB-1 Equity ETF converted to Invesco Bloomberg Analyst Rating Improvers ETF and the Fund’s management fee was reduced by 35 basis points. In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Bloomberg Analyst Rating Improvers ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco S&P 500® Equal Weight ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

71

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2024, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF	Invesco International Dividend AchieversTM ETF
Invesco AI and Next Gen Software ETF	Invesco Large Cap Growth ETF
Invesco Biotechnology & Genome ETF	Invesco Large Cap Value ETF
Invesco Building & Construction ETF	Invesco Leisure and Entertainment ETF
Invesco BuyBack AchieversTM ETF	Invesco MSCI Sustainable Future ETF
Invesco Dividend AchieversTM ETF	Invesco Next Gen Media and Gaming ETF
Invesco Dorsey Wright Basic Materials Momentum ETF	Invesco Oil & Gas Services ETF
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	Invesco Pharmaceuticals ETF
Invesco Dorsey Wright Consumer Staples Momentum ETF	Invesco S&P 100 Equal Weight ETF
Invesco Dorsey Wright Energy Momentum ETF	Invesco S&P 500 GARP ETF
Invesco Dorsey Wright Financial Momentum ETF	Invesco S&P 500® Quality ETF
Invesco Dorsey Wright Healthcare Momentum ETF	Invesco S&P 500 Value with Momentum ETF
Invesco Dorsey Wright Industrials Momentum ETF	Invesco S&P MidCap Momentum ETF
Invesco Dorsey Wright Momentum ETF	Invesco S&P MidCap Quality ETF
Invesco Dorsey Wright Technology Momentum ETF	Invesco S&P MidCap Value with Momentum ETF
Invesco Dorsey Wright Utilities Momentum ETF	Invesco S&P SmallCap Momentum ETF
Invesco Energy Exploration & Production ETF	Invesco S&P SmallCap Value with Momentum ETF
Invesco Financial Preferred ETF	Invesco S&P Spin-Off ETF
Invesco Food & Beverage ETF	Invesco Semiconductors ETF
Invesco FTSE RAFI US 1000 ETF	Invesco Water Resources ETF
Invesco FTSE RAFI US 1500 Small-Mid ETF	Invesco WilderHill Clean Energy ETF
Invesco Global Listed Private Equity ETF	Invesco Zacks Mid-Cap ETF
Invesco Golden Dragon China ETF	Invesco Zacks Multi-Asset Income ETF
Invesco High Yield Equity Dividend AchieversTM ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2023, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration

72

Approval of Investment Advisory Contracts–(continued)

statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function. Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2026, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dorsey Wright Basic Materials Momentum ETF, Invesco Dorsey Wright Consumer Cyclicals Momentum ETF, Invesco Dorsey Wright Consumer Staples Momentum ETF, Invesco Dorsey Wright Energy Momentum ETF, Invesco Dorsey Wright Financial Momentum ETF, Invesco Dorsey Wright Healthcare Momentum ETF, Invesco Dorsey Wright Industrials Momentum ETF, Invesco Dorsey Wright Technology Momentum ETF and Invesco Dorsey Wright Utilities Momentum ETF; and

●

0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco AI and Next Gen Software ETF, Invesco Biotechnology & Genome ETF, Invesco Building & Construction ETF, Invesco BuyBack AchieversTM ETF, Invesco Dorsey Wright Momentum ETF, Invesco Energy Exploration & Production ETF, Invesco Financial Preferred ETF, Invesco Food & Beverage ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco Large Cap Growth ETF, Invesco Large Cap Value ETF, Invesco Leisure and Entertainment ETF, Invesco MSCI

73

Approval of Investment Advisory Contracts–(continued)

Sustainable Future ETF, Invesco Next Gen Media and Gaming ETF, Invesco Oil & Gas Services ETF, Invesco Pharmaceuticals ETF, Invesco Semiconductors ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

		Equal to/Lower	Lower than
	Equal	than Open-End	Open-End
	to/Lower	Index Fund	Active Fund
Invesco Fund	than ETF Peer Median	Peer Median*	Peer Median

Invesco Aerospace & Defense ETF			X

Invesco AI and Next Gen Software ETF	X	N/A	X

Invesco Biotechnology & Genome ETF			X

Invesco Building & Construction ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF			X

Invesco Dorsey Wright Basic Materials Momentum ETF			X

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF			X

Invesco Dorsey Wright Consumer Staples Momentum ETF	X		X

Invesco Dorsey Wright Energy Momentum ETF			X

Invesco Dorsey Wright Financial Momentum ETF			X

Invesco Dorsey Wright Healthcare Momentum ETF			X

Invesco Dorsey Wright Industrials Momentum ETF			X

Invesco Dorsey Wright Momentum ETF			X

Invesco Dorsey Wright Technology Momentum ETF			X

Invesco Dorsey Wright Utilities Momentum ETF			X

Invesco Energy Exploration & Production ETF			X

Invesco Financial Preferred ETF			X

Invesco Food & Beverage ETF	X		X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF	X	N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF			X

Invesco International Dividend AchieversTM ETF	X		X

Invesco Large Cap Growth ETF			X

Invesco Large Cap Value ETF			X

Invesco Leisure and Entertainment ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco Next Gen Media and Gaming ETF			X

Invesco Oil & Gas Services ETF			X

Invesco Pharmaceuticals ETF			X

Invesco S&P 100 Equal Weight ETF			XX

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

74

Approval of Investment Advisory Contracts–(continued)

		Equal to/Lower	Lower than
	Equal	than Open-End	Open-End
	to/Lower	Index Fund	Active Fund
Invesco Fund	than ETF Peer Median	Peer Median*	Peer Median

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF			X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Semiconductors ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the licensing fees paid by the Funds and noted those Funds for which license fees are subject to the Funds’ Expense Caps.

		Equal to/Lower	Lower than
	Equal	than Open-End	Open-End
	to/Lower	Index Fund	Active Fund
Invesco Fund	than ETF Peer Median	Peer Median*	Peer Median

Invesco Aerospace & Defense ETF			X

Invesco AI and Next Gen Software ETF	X	N/A	X

Invesco Biotechnology & Genome ETF			X

Invesco Building & Construction ETF			X

Invesco Buyback AchieversTMETF			X

Invesco Dividend AchieversTM ETF		X	X

Invesco Dorsey Wright Basic Materials Momentum ETF			X

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF			X

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF			X

Invesco Dorsey Wright Consumer Staples Momentum ETF			X

Invesco Dorsey Wright Energy Momentum ETF			X

Invesco Dorsey Wright Financial Momentum ETF			X

Invesco Dorsey Wright Healthcare Momentum ETF			X

Invesco Dorsey Wright Healthcare Momentum ETF			X

Invesco Dorsey Wright Industrials Momentum ETF			X

Invesco Dorsey Wright Momentum ETF		X	X

Invesco Dorsey Wright Industrials Momentum ETF			X

Invesco Dorsey Wright Momentum ETF		X	X

Invesco Dorsey Wright Technology Momentum ETF			X

Invesco Dorsey Wright Utilities Momentum ETF			X

Invesco Dorsey Wright Consumer Staples Momentum ETF			X

Invesco Dorsey Wright Energy Momentum ETF			X

Invesco Dorsey Wright Financial Momentum ETF			X

Invesco Dorsey Wright Healthcare Momentum ETF			X

Invesco Dorsey Wright Industrials Momentum ETF			X

Invesco Dorsey Wright Momentum ETF		X	X

Invesco Dorsey Wright Technology Momentum ETF			X

Invesco Dorsey Wright Utilities Momentum ETF			X

Invesco Energy Exploration & Production ETF			X

Invesco Financial Preferred ETF			X

Invesco Food & Beverage ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF		N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF		X	X

75

Approval of Investment Advisory Contracts–(continued)

		Equal to/Lower	Lower than
	Equal	than Open-End	Open-End
	to/Lower	Index Fund	Active Fund
Invesco Fund	than ETF Peer Median	Peer Median*	Peer Median

Invesco International Dividend AchieversTM ETF			X

Invesco Large Cap Growth ETF			X

Invesco Large Cap Value ETF		X	X

Invesco Leisure and Entertainment ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco Next Gen Media and Gaming ETF			X

Invesco Oil & Gas Services ETF			X

Invesco Pharmaceuticals ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF			X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Semiconductors ETF			X

Invesco Water Resources ETF		X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Energy Exploration & Production ETF’s, Invesco Global Listed Private Equity ETF’s, Invesco Large Cap Value ETF’s and Invesco Oil & Gas Services ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco FTSE RAFI US 1000 ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose.

76

Approval of Investment Advisory Contracts–(continued)

Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

77

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2024 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
April 30, 2024

IGPT	Invesco AI and Next Gen Software ETF

PBE	Invesco Biotechnology & Genome ETF

PKB	Invesco Building & Construction ETF

PXE	Invesco Energy Exploration & Production ETF

PBJ	Invesco Food & Beverage ETF

PEJ	Invesco Leisure and Entertainment ETF

KNCT	Invesco Next Gen Connectivity ETF

GGME	Invesco Next Gen Media and Gaming ETF

PXJ	Invesco Oil & Gas Services ETF

PJP	Invesco Pharmaceuticals ETF

PSI	Invesco Semiconductors ETF

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

2

The Market Environment

Domestic Equity

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March 2023 banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies exceeding earnings and revenue estimates. Facing persistently strong employment data, the US Federal Reserve (the Fed) raised the federal funds rate by 0.25% at its May 2023 meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, in July 2023, the Consumer Price Index (CPI) rose by 0.2% and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%.1 The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak of 9.1%.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,“1 which prompted a strong equity rally into 2023 year-end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

US equity markets rallied in the first quarter of 2024. In February, the S&P 500 Index closed above the 5,000 milestone for the first time.3 The US economy defied recession predictions, achieving a growth rate of 2.5% in 2023 and the labor market remained robust, with continued payroll gains and unemployment still historically low – below 4%.2 Inflation, however, remained persistent. January and February increases in the CPI were higher than expected, leading the Fed to defer its proposed interest rate cuts to the second half of 2024.1

Still, investors were mostly pleased by corporate earnings growth, except for three of the so-called “Magnificent Seven” stocks. Apple, Alphabet and Tesla’s stock prices suffered due to disappointing earnings, sales and revenue, or weak forward guidance. Although the stock market had a strong start in 2024, the stock market retreated in April. As consumer spending and a strong labor market were driving economic activity, inflation and interest rate concerns persisted and investors feared another delay in expected rate cuts by the Fed, or worse, rate hikes.

Despite continued higher rates and increased market volatility, US stocks for the fiscal year had strong positive returns of 22.66%, as measured by the S&P 500 Index.4

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Bloomberg LP
[4]	Source: Morningstar Direct

Global Equity

The global equity rally that occurred in the first half of 2023 came to an end in the third quarter of 2023, as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the third quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed global equities underperformed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

In a reversal from the third quarter, global equities rebounded strongly in the fourth quarter of 2023. Previous concerns about interest rates staying “higher for longer” abated, and investors focused on possible interest rate cuts during 2024. In this environment, most major asset classes and sectors performed well, with US stocks outperforming international stocks and growth stocks outperforming value stocks. The energy sector was an exception, ending the fourth quarter in negative territory, hampered by falling oil prices. Developed global equities outperformed emerging market equities. Within emerging markets, Chinese equities extended their decline from the prior quarter, but positive performance in other emerging regions, particularly Latin America, offset those results.

Global equity returns were mostly positive for the first quarter of 2024, with developed market equities outperforming emerging market equities. Japanese equities were among the best-performing within developed markets, benefiting from corporate governance regulatory reforms. Further, after almost two decades, the Bank of Japan raised its benchmark

3

The Market Environment–(continued)

interest rate, ending negative interest rates. US equities also performed well during the first quarter of 2024, led by mega-cap growth stocks. Within emerging market equities, Latin America stocks were weak, particularly in Brazil. Chinese equities also ended the quarter in negative territory, despite a February rebound that followed several positive government actions.

Both developed and emerging market equities finished the fiscal year ended April 30, 2024, in positive territory, with developed market equities outperforming emerging market equities.

4

IGPT	Management’s Discussion of Fund Performance
Invesco AI and Next Gen Software ETF (IGPT)

Effective after the close of markets on August 25, 2023, the Invesco Dynamic Software ETF changed its name to Invesco AI and Next Gen Software ETF (the “Fund”) and the underlying index changed from Dynamic Software IntellidexSM Index (the “Previous Index”) to STOXX World AC NexGen Software Development Index (the “Index”). At that time, the Fund also changed its ticker symbol from PSJ to IGPT and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index, and through August 25, 2023, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, and through August 25, 2023, the Previous Index.

STOXX Ltd. (“STOXX” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of securities of companies with significant exposure to technologies or products that contribute to future software development through direct revenue. The Index includes companies that focus on next generation software themes, including in the areas of artificial intelligence (“AI”) and robotics, among others. To be eligible for inclusion in the Index, a security must be included in the STOXX World AC All Cap Index, which is a broad, market cap weighted index designed to represent the performance of large-, mid- and small-capitalization companies from developed and emerging markets. A security must also have a free-float market capitalization greater than €500 million and a three-month median daily trading volume greater than €1 million. Eligible securities must also derive at least 50% of their revenue from one or more FactSet Revere Business Industry Classification System (“RBICS”) subsectors associated with future software development, as identified by the Index Provider. Securities that meet all of these criteria are then ranked by free-float market capitalization, and if there are more than 100 securities, the top 100 are selected for inclusion in the Index. The Index may include securities of U.S. and non-U.S. companies, including foreign and emerging markets companies. Securities in the Index are weighted proportionally to their free-float market capitalization multiplied by their aggregate revenue exposure to the applicable RBICs subsectors (i.e., the percentage of revenue derived from the applicable subsectors). Individual constituent weights are capped such that (i) the aggregate weight of all constituents with weights greater than 4.5% of the Index may not exceed 45% of the Index, and (ii) no single constituent weight may exceed 8% of the Index. Any excess weight is redistributed to the other constituents of the Index. The Index may include securities of companies of any market capitalization, including small- and mid- capitalization companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 29.97%. On a net asset value (“NAV”) basis,

the Fund returned 29.97%. During the same time period, the Blended—Invesco AI and Next Gen Software Benchmark (a composite of the returns of the Previous Index through August 25, 2023, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended Index”) returned 30.76%. During the fiscal year, the Fund fully replicated the components of the Blended Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the daily compounding of fees during a period of high returns.

During this same time period, the S&P Composite 1500® Software & Services Index (the “Benchmark Index”) returned 26.94%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 58 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the software industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that invests in artificial intelligence and robotics, which includes, but is not limited to, software.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors sub-industry and most underweight in the systems software sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the semiconductors sub-industry, followed by the Fund’s relative overweight allocation to the interactive media & services sub-industry.

For the fiscal year ended April 30, 2024, the semiconductors sub-industry contributed most significantly to the Fund’s return, followed by the interactive media & services sub-industry. The interactive home entertainment sub-industry detracted most significantly from the Fund’s return, followed by the communications equipment sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included NVIDIA Corp., a semiconductors company (portfolio average weight of 5.86%) and Advanced Micro Devices, Inc., a semiconductors company (portfolio average weight of 5.11%). Positions that detracted most significantly from the Fund’s return during this period included Harmonic, Inc., a communications equipment company (no longer held at fiscal year-end) and Roblox Corp. Class A, an interactive home entertainment company (no longer held at fiscal year-end).

5

Invesco AI and Next Gen Software ETF (IGPT) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Semiconductors	34.13
Interactive Media & Services	19.46
Application Software	18.95
Electronic Equipment & Instruments	4.96
Health Care Equipment	4.65
Technology Hardware, Storage & Peripherals	4.37
Data Center REITs	3.84
Sub-Industry Types Each Less than 3%	9.64
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Alphabet, Inc., Class A	10.72
NVIDIA Corp.	8.25
Meta Platforms, Inc., Class A	7.43
Adobe, Inc.	7.17
Advanced Micro Devices, Inc.	6.63
QUALCOMM, Inc.	4.70
Intuitive Surgical, Inc.	4.65
Micron Technology, Inc.	4.44
Keyence Corp.	3.29
Intel Corp.	3.29
Total	60.57

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—Invesco AI and Next Gen Software Benchmark	30.76%	(5.85)%	(16.54)%	7.50%	43.54%	15.48%	321.82%	13.05%	909.33%
STOXX World AC NexGen Software Development Index	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dynamic Software IntellidexSM Index	5.10	(12.46)	(32.92)	2.90	15.37	12.99	239.02	11.74	711.21
S&P Composite 1500® Software & Services Index	26.94	8.87	29.04	16.38	113.49	18.73	456.82	14.13	1107.94
Fund
NAV Return	29.97	(5.96)	(16.85)	7.18	41.43	14.91	301.28	12.43	809.74
Market Price Return	29.97	(5.97)	(16.85)	7.17	41.36	14.91	301.52	12.42	808.86

6

Invesco AI and Next Gen Software ETF (IGPT) (continued)

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.61% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Invesco AI and Next Gen Software Benchmark is comprised of the performance of the Previous Index from Fund inception through the conversion date, August 25, 2023, followed by the performance of the Index for the period August 26, 2023 through April 30, 2024.

-	Performance information is not available for periods prior to the Index’s commencement date of June 26, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

7

PBE	Management’s Discussion of Fund Performance
Invesco Biotechnology & Genome ETF (PBE)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Dynamic Biotechnology & Genome ETF to Invesco Biotechnology & Genome ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Biotech & Genome IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. biotechnology and genome companies. These companies are engaged principally in the research, development, manufacture and marketing and distribution of various biotechnological products, services and processes, and are companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research. These companies may include, for example, biopharmaceutical companies that actively participate in the research and development, animal testing and partial human testing phases of drug development, typically using biotechnological techniques that required the use of living organisms, cells and/or components of cells; outsourced services companies that utilize drug delivery technologies in the development of therapeutics for the biopharmaceutical industry or provide biopharmaceutical companies with novel biological targets and drug leads, and scientific products such as bio-analytical instruments, reagents, and chemicals. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned (2.69)%. On a net asset value (“NAV”) basis, the Fund returned (2.75)%. During the same time period, the Index returned (2.17)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Biotechnology Index (the “Benchmark Index”) returned 4.63%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 25 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the biotechnology industry. It is important to note, however, that the Index includes stocks from its proprietary “Biotechnology & Genome Group Universe” of which approximately 95% are considered pharmaceuticals, biotechnology and life sciences, while the remaining 5% of the Index contains stocks in other industry groups including materials, health care equipment & services, and technology hardware & equipment. The Benchmark Index contains 100% biotechnology companies. This Benchmark Index is relevant as a comparison to the Fund, but may produce potentially significant differences in performance due to the Benchmark Index’s pure biotechnology exposure.

Relative to the Benchmark Index, the Fund was most overweight in the life sciences tools & services sub-industry and most underweight in the biotechnology sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection within the biotechnology sub-industry and its overweight allocation to the life sciences tools & services sub-industry.

For the fiscal year ended April 30, 2024, the pharmaceuticals sub-industry contributed most significantly to the Fund’s return. The biotechnology sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included ImmunoGen, Inc., a biotechnology company (no longer held at fiscal year-end), and CymaBay Therapeutics, Inc., a biotechnology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Incyte Corp., a biotechnology company (no longer held at fiscal year-end), and Biogen, Inc., a biotechnology company (portfolio average weight of 4.92%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Biotechnology	82.22
Life Sciences Tools & Services	9.93
Pharmaceuticals	7.93
Money Market Funds Plus Other Assets Less Liabilities	(0.08)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Neurocrine Biosciences, Inc.	5.46
Biogen, Inc.	5.16
Amgen, Inc.	5.09
Regeneron Pharmaceuticals, Inc.	4.95
Vertex Pharmaceuticals, Inc.	4.92
BioMarin Pharmaceutical, Inc.	4.79
Gilead Sciences, Inc.	4.76
Bio-Techne Corp.	4.73
PTC Therapeutics, Inc.	3.55
Collegium Pharmaceutical, Inc.	3.30
Total	46.71

*	Excluding money market fund holdings.

8

Invesco Biotechnology & Genome ETF (PBE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Biotech & Genome IntellidexSM Index	(2.17)%	(6.32)%	(17.78)%	3.76%	20.29%	4.95%	62.18%	8.43%	359.70%
S&P Composite 1500® Biotechnolgy Index	4.63	6.77	21.73	10.58	65.32	8.51	126.32	12.21	777.58
Fund
NAV Return	(2.75)	(6.86)	(19.21)	3.13	16.65	4.65	57.59	8.01	327.39
Market Price Return	(2.69)	(6.83)	(19.13)	3.14	16.71	4.67	57.78	8.01	327.33

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

9

PKB	Management’s Discussion of Fund Performance
Invesco Building & Construction ETF (PKB)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Dynamic Building & Construction ETF to Invesco Building & Construction ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Building & Construction IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. building and construction companies. These companies are engaged principally in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large- scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports. These companies also may include manufacturers of building materials for home improvement and general construction projects and specialized machinery used for building and construction, companies that provide installation, maintenance or repair work, and land developers. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 45.90%. On a net asset value (“NAV”) basis, the Fund returned 45.81%. During the same time period, the Index returned 46.63%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the daily compounding of fees during a period of high returns.

During this same time period, the S&P Composite 1500® Construction & Engineering Index (the “Benchmark Index”) returned 41.56%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 12 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the building & construction industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the homebuilding sub-industry and most underweight in the construction & engineering sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection within the construction & engineering sub-industry followed by the Fund’s overweight allocation to the homebuilding sub-industry.

For the fiscal year ended April 30, 2024, the homebuilding sub-industry contributed most significantly to the Fund’s return. The other specialty retail sub-industry detracted most significantly from the Fund’s return, followed by the home improvement retail sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included PulteGroup, Inc., a homebuilding company (portfolio average weight of 5.16%) and Sterling Infrastructure, Inc., a construction & engineering company (portfolio average weight of 2.73%). Positions that detracted most significantly from the Fund’s return during this period included Skyline Champion Corp., a homebuilding company (no longer held at fiscal year-end) and Tecnoglass, Inc., a building products company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Homebuilding	38.26
Building Products	26.98
Construction Materials	18.49
Construction & Engineering	6.13
Home Improvement Retail	4.37
Gas Utilities	3.13
Construction Machinery & Heavy Transportation Equipment	2.68
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Carlisle Cos., Inc.	5.31
Martin Marietta Materials, Inc.	5.22
PulteGroup, Inc.	5.13
Vulcan Materials Co.	4.86
Lennar Corp., Class A	4.76
NVR, Inc.	4.75
D.R. Horton, Inc.	4.71
Home Depot, Inc. (The)	4.37
United States Lime & Minerals, Inc.	3.21
Sterling Infrastructure, Inc.	3.20
Total	45.52

*	Excluding money market fund holdings.

10

Invesco Building & Construction ETF (PKB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Building & Construction IntellidexSM Index	46.63%	11.41%	38.30%	19.32%	141.82%	13.16%	244.23%	9.92%	475.58%
S&P Composite 1500® Construction & Engineering Index	41.56	23.73	89.41	25.84	215.56	13.15	244.01	11.35	631.51
Fund
NAV Return	45.81	10.77	35.91	18.60	134.65	12.44	222.98	9.10	401.43
Market Price Return	45.90	10.75	35.84	18.60	134.67	12.44	222.99	9.10	401.32

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

11

PXE	Management’s Discussion of Fund Performance
Invesco Energy Exploration & Production ETF (PXE)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Dynamic Energy Exploration & Production ETF to Invesco Energy Exploration & Production ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Energy Exploration & Production IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. companies involved in the exploration and production of natural resources used to produce energy. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells. These companies may include petroleum refineries that process the crude oil into finished products, such as gasoline and automotive lubricants, and companies involved in gathering and processing natural gas, and manufacturing natural gas liquid. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 32.28%. On a net asset value (“NAV”) basis, the Fund returned 32.29%. During the same time period, the Index returned 32.86%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Oil & Gas Exploration & Production Index (the “Benchmark Index”) returned 21.76%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 28 securities. The Benchmark Index was selected for its recognition in the marketplace and because its performance comparison is a useful measure for investors as a broad representation of the oil & gas exploration & production sub-industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas refining & marketing sub-industry and most underweight in the oil & gas exploration & production sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the oil & gas refining & marketing sub-industry and the Fund‘s security selection within the oil & gas exploration & production sub-industry.

For the fiscal year ended April 30, 2024, the oil & gas exploration & production sub-industry contributed most significantly to the Fund’s return, followed by the oil & gas refining & marketing sub-industry. The gas utilities sub-industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Marathon Petroleum Corp., an oil & gas refining & marketing company (portfolio average weight of 5.23%) and Ovintiv, Inc, an oil & gas exploration & production company (portfolio average weight of 2.65%). Positions that detracted most significantly from the Fund’s return during this period included Pioneer Natural Resources Co., an oil & gas exploration & production company (no longer held at fiscal year-end) and Talos Energy, Inc., an oil & gas exploration & production company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Oil & Gas Exploration & Production	70.73
Oil & Gas Refining & Marketing	26.58
Gas Utilities	2.69
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Valero Energy Corp.	5.34
Devon Energy Corp.	5.31
EOG Resources, Inc.	5.26
ConocoPhillips	5.17
Diamondback Energy, Inc.	5.15
Coterra Energy, Inc.	5.01
Marathon Petroleum Corp.	4.98
Phillips 66	4.57
Comstock Resources, Inc.	3.28
SM Energy Co.	3.07
Total	47.14

*	Excluding money market fund holdings.

12

Invesco Energy Exploration & Production ETF (PXE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Energy Exploration & Production IntellidexSM Index	32.86%	36.34%	153.43%	16.02%	110.22%	2.55%	28.58%	6.94%	246.38%
S&P Composite 1500® Oil & Gas Exploration & Production Index	21.76	33.81	139.59	14.74	98.86	1.71	18.52	5.27	158.61
Fund
NAV Return	32.29	35.43	148.40	15.38	104.44	2.00	21.94	6.32	210.78
Market Price Return	32.28	35.34	147.91	15.35	104.25	2.00	21.95	6.31	210.47

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

13

PBJ	Management’s Discussion of Fund Performance
Invesco Food & Beverage ETF (PBJ)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Dynamic Food & Beverage ETF to Invesco Food & Beverage ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Food & Beverage IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. food and beverage companies. These companies are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies. These companies may include consumer manufacturing of agricultural inputs like livestock and crops, as well as processed food and beverage products; food and beverage stores such as grocery stores, supermarkets, wholesale distributors of grocery items; and food and beverage services like restaurants, bars, snack bars, coffeehouses and other establishments providing food and refreshment. Companies with focused operations as tobacco growers and manufacturers or pet supplies stores, are specifically excluded from this universe. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 2.41%. On a net asset value (“NAV”) basis, the Fund returned 2.43%. During the same time period, the Index returned 3.19%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees, operating expenses, and commissions that the Fund incurred during the period, as well as trading slippage in connection with index rebalancing.

During this same time period, the S&P Composite 1500® Food Beverage & Tobacco Index (the “Benchmark Index”) returned (4.25)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 47 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the food & beverage industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the food retail sub-industry and most underweight in the soft drinks & non-alcoholic beverages sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the restaurants and food retail sub-industries, respectively.

For the fiscal year ended April 30, 2024, the restaurants sub-industry contributed most significantly to the Fund’s return, followed by the food retail sub-industry. The packaged foods & meats and agricultural products & services sub-industries detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Sprouts Farmers Market, Inc., a food retail company (portfolio average weight of 3.01%) and Shake Shack, Inc. Class A, a restaurants company (portfolio average weight of 1.23%). Positions that detracted most significantly from the Fund’s return during this period included Archer-Daniels-Midland Co., an agricultural products & services company (no longer held at fiscal year-end) and General Mills, Inc., a packaged foods & meats company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Packaged Foods & Meats	29.88
Soft Drinks & Non-alcoholic Beverages	14.95
Food Retail	14.41
Food Distributors	12.03
Restaurants	11.14
Agricultural Products & Services	5.61
Distillers & Vintners	4.88
Brewers	4.42
Personal Care Products	2.60
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Kroger Co. (The)	5.45
DoorDash, Inc., Class A	5.29
Kraft Heinz Co. (The)	5.12
PepsiCo, Inc.	4.93
Constellation Brands, Inc., Class A	4.88
Mondelez International, Inc., Class A	4.64
Monster Beverage Corp.	4.56
Sysco Corp.	4.44
WK Kellogg Co.	4.04
Sprouts Farmers Market, Inc.	3.21
Total	46.56

*	Excluding money market fund holdings.

14

Invesco Food & Beverage ETF (PBJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Food & Beverage IntellidexSM Index	3.19%	7.18%	23.11%	9.04%	54.18%	7.95%	114.81%	8.56%	370.16%
S&P Composite 1500® Food Beverage & Tobacco Index	(4.25)	5.30	16.76	7.24	41.84	8.09	117.73	10.24	527.98
Fund
NAV Return	2.43	6.48	20.72	8.38	49.55	7.29	102.11	7.86	316.69
Market Price Return	2.41	6.46	20.66	8.39	49.64	7.29	102.05	7.86	316.70

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

15

PEJ	Management’s Discussion of Fund Performance
Invesco Leisure and Entertainment ETF (PEJ)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Dynamic Leisure and Entertainment ETF to Invesco Leisure and Entertainment ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Leisure & Entertainment IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. leisure and entertainment companies. These companies are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries. These companies may include hospitality industry companies such as hotels, restaurants and bars, cruise lines, casinos, and all other recreation and amusement businesses, as well as entertainment programming companies engaged in the production of motion pictures, music by recording artists, programming for radio and television, related post-production and movie theaters. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 7.31%. On a net asset value (“NAV”) basis, the Fund returned 7.28%. During the same time period, the Index returned 7.37%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by income from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Hotels Restaurants & Leisure Index (the “Benchmark Index”) returned 10.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 49 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the leisure & entertainment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the movies & entertainment sub-industry and most underweight in the restaurants sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative underweight allocation to the hotels, resorts & cruise lines sub-industry.

For the fiscal year ended April 30, 2024, the hotels, resorts & cruise lines sub-industry contributed most significantly to the Fund’s return, followed by the restaurants sub-industry. The movies & entertainment sub-industry detracted most significantly from the Fund’s return, followed by the casinos & gaming sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Royal Caribbean Cruises Ltd., a hotels, resorts & cruise lines company (portfolio average weight of 4.32%) and Marriott International, Inc. Class A, a hotels, resorts & cruise lines company (portfolio average weight of 4.72%). Positions that detracted most significantly from the Fund’s return during this period included Warner Bros. Discovery, Inc., a movies & entertainment company (portfolio average weight of 3.00%) and Las Vegas Sands Corp., a casinos & gaming company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Movies & Entertainment	28.93
Hotels, Resorts & Cruise Lines	28.03
Restaurants	17.63
Passenger Airlines	6.37
Broadcasting	5.30
Casinos & Gaming	5.19
Food Retail	3.29
Sub-Industry Types Each Less than 3%	5.30
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Royal Caribbean Cruises Ltd.	5.94
DoorDash, Inc., Class A	5.48
Hilton Worldwide Holdings, Inc.	4.90
Expedia Group, Inc.	4.85
Marriott International, Inc., Class A	4.76
Live Nation Entertainment, Inc.	4.73
Booking Holdings, Inc.	4.56
Warner Bros. Discovery, Inc.	3.64
Maplebear, Inc.	3.29
SkyWest, Inc.	3.21
Total	45.36

*	Excluding money market fund holdings.

16

Invesco Leisure and Entertainment ETF (PEJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Leisure & Entertainment IntellidexSM Index	7.37%	(0.44)%	(1.33)%	0.85%	4.31%	4.44%	54.47%	7.43%	286.19%
S&P Composite 1500® Hotels Restaurants & Leisure Index	10.18	4.42	13.85	8.89	53.08	11.90	207.93	11.66	700.45
Fund
NAV Return	7.28	(0.79)	(2.35)	0.37	1.85	3.83	45.61	6.80	245.73
Market Price Return	7.31	(0.74)	(2.22)	0.37	1.87	3.83	45.62	6.80	245.75

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

17

KNCT	Management’s Discussion of Fund Performance
Invesco Next Gen Connectivity ETF (KNCT)

Effective after the close of markets on August 25, 2023, the Invesco Dynamic Networking ETF changed its name to Invesco Next Gen Connectivity ETF (the “Fund”) and the underlying index changed from Dynamic Networking IntellidexSM Index (the “Previous Index”) to STOXX World AC NexGen Connectivity Index (the “Index”). At that time the Fund also changed its ticker symbol from PXQ to KNCT and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index, and through August 25, 2023, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, and through August 25, 2023, the Previous Index. STOXX Ltd. (“STOXX” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of securities of companies with significant exposure to technologies or products that contribute to future connectivity through direct revenue. The Index includes companies that focus on emerging connectivity themes, including cybersecurity, nanotechnology, network equipment, and wireless infrastructure, among others. To be eligible for inclusion in the Index, a security must be included in the STOXX World AC All Cap Index, which is a broad, market cap weighted index designed to represent the performance of large-, mid- and small-capitalization companies from developed and emerging markets. A security must also have a free-float market capitalization greater than €500 million and a three-month median daily trading volume greater than €1 million. Eligible securities must also derive at least 50% of their revenue from one or more FactSet Revere Business Industry Classification System (“RBICS”) subsectors associated with future connectivity, as identified by the Index Provider. Securities that meet all of these criteria are then ranked by free-float market capitalization, and if there are more than 100 securities, the top 100 are selected for inclusion in the Index. The Index may include securities of U.S. and non-U.S. companies, including foreign and emerging markets companies. Securities in the Index are weighted proportionally to their free-float market capitalization multiplied by their aggregate revenue exposure to the applicable RBICs subsectors (i.e., the percentage of revenue derived from the applicable subsectors). Individual constituent weights are capped such that (i) the aggregate weight of all constituents with weights greater than 4.5% of the Index may not exceed 45% of the Index, and (ii) no single constituent weight may exceed 8% of the Index. Any excess weight is redistributed to the other constituents of the Index. The Index may include securities of companies of any market capitalization, including small- and mid- capitalization companies.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 24.12%. On a net asset value (“NAV”) basis, the Fund returned 24.28%. During the same time period, the Blended—Invesco Next Gen Connectivity Benchmark (a composite of the returns of the Previous Index through August 25, 2023, and of the Index for the remainder of the fiscal year, referred to herein as the ”Blended Index”) returned 24.85%. During the fiscal year, the Fund fully replicated the components of the Blended Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended Index primarily due to the daily compounding of fees during a time period of high returns.

During this same time period, the S&P Composite 1500® Communications Equipment Index (the “Benchmark Index”) returned 11.20%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 15 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the communications equipment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified market capitalization weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors sub-industry and most underweight in the communications equipment sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the semiconductors sub-industry, followed by the Fund’s relative overweight allocation to the integrated telecommunication services sub-industry.

For the fiscal year ended April 30, 2024, the semiconductors sub-industry contributed most significantly to the Fund’s return, followed by the systems software sub-industry. The cable & satellite sub-industry detracted most significantly from the Fund’s return, followed by the alternative carriers sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Broadcom, Inc., a semiconductors company (portfolio average weight of 5.89%) and Taiwan Semiconductor Manufacturing Co., Ltd., a semiconductors company (portfolio average weight of 5.15%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended April 30, 2023, included Ubiquiti, Inc., a communications equipment company (no longer held at fiscal year-end) and CommScope Holding Co., Inc., a communications equipment company (no longer held at fiscal year-end).

18

Invesco Next Gen Connectivity ETF (KNCT) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Semiconductors	30.69
Technology Hardware, Storage & Peripherals	16.12
Integrated Telecommunication Services	12.06
Communications Equipment	8.27
Systems Software	6.19
Wireless Telecommunication Services	5.08
IT Consulting & Other Services	4.10
Application Software	3.50
Cable & Satellite	3.15
Telecom Tower REITs	3.12
Sub-Industry Types Each Less than 3%	7.57
Money Market Funds Plus Other Assets Less Liabilities	0.15

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Apple, Inc.	8.59
Taiwan Semiconductor Manufacturing Co. Ltd.	8.58
Broadcom, Inc.	7.88
Samsung Electronics Co. Ltd.	6.31
QUALCOMM, Inc.	4.47
Verizon Communications, Inc.	4.01
Cisco Systems, Inc.	3.74
Accenture PLC, Class A	3.04
Intel Corp.	3.01
AT&T, Inc.	2.90
Total	52.53

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—Invesco Next Gen Connectivity Benchmark	24.85%	2.65%	8.16%	8.29%	48.89%	12.18%	215.74%	10.94%	607.60%
STOXX World AC NexGen Connectivity Index	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dynamic Networking IntellidexSM Index	22.21	1.92	5.88	7.83	45.75	11.95	209.08	10.81	592.69
S&P Composite 1500® Communications Equipment Index	11.20	6.39	20.43	4.16	22.58	9.54	148.72	7.19	270.52
Fund
NAV Return	24.28	2.63	8.10	7.99	46.85	11.80	205.15	10.39	545.08
Market Price Return	24.12	2.54	7.81	7.96	46.63	11.78	204.66	10.38	543.86

19

Invesco Next Gen Connectivity ETF (KNCT) (continued)

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Invesco Next Gen Connectivity Benchmark is comprised of the performance of the Previous Index from Fund inception through the conversion date, August 25, 2023, followed by the performance of the Index for the period August 26, 2023 through April 30, 2024.

-	Performance information is not available for periods prior to the Index’s commencement date of June 26, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

20

GGME	Management’s Discussion of Fund Performance
Invesco Next Gen Media and Gaming ETF (GGME)

Effective after the close of markets on August 25, 2023, the Invesco Dynamic Media ETF changed its name to Invesco Next Gen Media and Gaming ETF (the “Fund”) and the underlying index changed from Dynamic Media IntellidexSM Index (the “Previous Index”) to STOXX World AC NexGen Media Index (the “Index”). At that time, the Fund also changed its ticker symbol from PBS to GGME and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index, and through August 25, 2023, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, and through August 25, 2023, the Previous Index. STOXX Ltd. (“STOXX” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of securities of companies with significant exposure to technologies or products that contribute to future media through direct revenue. The Index includes companies that focus on content delivery, content platforms, electronic devices, gaming, and immersive-reality technologies, among other modern media themes. To be eligible for inclusion in the Index, a security must be included in the STOXX World AC All Cap Index, which is a broad, market cap weighted index designed to represent the performance of large-, mid- and small-capitalization companies from developed and emerging markets. A security must also have a free-float market capitalization greater than €500 million and three-month median daily trading volume greater than €1 million. Eligible securities must also derive at least 50% of their revenue from one or more FactSet Revere Business Industry Classification System (“RBICS”) subsectors associated with future media, as identified by the Index Provider. Securities that meet all of these criteria are then ranked by free-float market capitalization, and if there are more than 100 securities, the top 100 are selected for inclusion in the Index. The Index may include securities of U.S. and non-U.S. companies, including foreign and emerging markets companies. Securities in the Index are weighted proportionally to their free-float market capitalization multiplied by their aggregate revenue exposure to the applicable RBICs subsectors (i.e., the percentage of revenue derived from the applicable subsectors). Individual constituent weights are capped such that (i) the aggregate weight of all constituents with weights than 4.5% of the Index may not exceed 45% of the Index, and (ii) no single constituent weight may exceed 8% of the Index. Any excess weight is redistributed to the other constituents of the Index. The Index may include securities of companies of any market capitalization, including small- and mid- capitalization companies.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 21.30%. On a net asset value (“NAV”) basis, the Fund returned 21.70%. During the same time period, the Blended—Invesco Next Gen Media and Gaming Benchmark (a composite of the returns of the Previous Index through August 25, 2023, and of the Index for the remainder of the fiscal year, referred to herein as the ”Blended Index”) returned 22.22%. During the fiscal year, the Fund fully replicated the components of the Blended Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended Index primarily due to the fees and expenses that the Fund incurred during the period, partially offset by revenue generated by the Fund’s securities lending program.

During this same time period, the S&P Composite 1500® Media Index (the “Benchmark Index”) returned (9.18)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 20 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the media industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified market capitalization weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the interactive media & services sub-industry and most underweight in the cable & satellite sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the semiconductors sub-industry, followed by the Fund’s relative overweight allocation to the interactive media & services sub-industry.

For the fiscal year ended April 30, 2024, the semiconductors sub-industry contributed most significantly to the Fund’s return, followed by the interactive media & services sub-industry. The broadcasting sub-industry detracted most significantly from the Fund’s return, followed by the advertising sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included NVIDIA Corp., a semiconductors company (portfolio average weight of 5.96%) and Meta Platforms, Inc. Class A, an interactive media & services company (portfolio average weight of 9.74%). Positions that detracted most significantly from the Fund’s return during this period included Paramount Global Class B, a broadcasting company (no longer held at fiscal year-end) and Sinclair, Inc. Class A, a broadcasting company (no longer held at fiscal year-end).

21

Invesco Next Gen Media and Gaming ETF (GGME) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Semiconductors	19.05
Application Software	16.64
Technology Hardware, Storage & Peripherals	16.12
Interactive Media & Services	15.56
Interactive Home Entertainment	11.63
Movies & Entertainment	10.56
Casinos & Gaming	3.78
Internet Services & Infrastructure	3.51
Sub-Industry Types Each Less than 3%	3.12
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Apple, Inc.	8.65
NVIDIA Corp.	8.00
Netflix, Inc.	7.76
Meta Platforms, Inc., Class A	7.20
Adobe, Inc.	7.14
Tencent Holdings Ltd.	6.18
Samsung Electronics Co. Ltd.	4.99
QUALCOMM, Inc.	4.56
Advanced Micro Devices, Inc.	3.62
Nintendo Co. Ltd.	3.24
Total	61.34

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—Invesco Next Gen Media and Gaming Benchmark	22.22%	(6.30)%	(17.74)%	4.74%	26.08%	6.91%	95.13%	6.81%	246.29%
STOXX World AC NexGen Media Index	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dynamic Media IntellidexSM Index	6.31	(10.56)	(28.44)	1.86	9.67	5.43	69.73	6.02	201.21
S&P Composite 1500® Media Index	(9.18)	(12.93)	(33.98)	(2.09)	(10.04)	3.69	43.68	6.78	244.45
Fund
NAV Return	21.70	(6.33)	(17.82)	4.48	24.48	6.43	86.50	6.27	214.44
Market Price Return	21.30	(6.43)	(18.07)	4.40	24.01	6.40	85.93	6.24	213.24

22

Invesco Next Gen Media and Gaming ETF (GGME) (continued)

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.77% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Invesco Next Gen Media and Gaming Benchmark is comprised of the performance of the Previous Index from Fund inception through the conversion date, August 25, 2023, followed by the performance of the Index for the period August 26, 2023 through April 30, 2024.

-	Performance information is not available for periods prior to the Index’s commencement date of June 26, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

23

PXJ	Management’s Discussion of Fund Performance
Invesco Oil & Gas Services ETF (PXJ)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Dynamic Oil & Gas Services ETF to Invesco Oil & Gas Services ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Oil Services IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. companies that provide support activities for oil and gas operations. The Index may include companies engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 29.58%. On a net asset value (“NAV”) basis, the Fund returned 29.50%. During the same time period, the Index returned 30.39%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the daily compounding of fees during a period of high returns.

During this same time period, the S&P Composite 1500® Energy Equipment & Services Index (the “Benchmark Index”) returned 10.29%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 20 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the oil & gas services industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas storage & transportation sub-industry and most underweight in the oil & gas equipment & services sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to security selection in the oil & gas equipment & services sub-industry, followed by the Fund’s relative overweight allocation to the oil & gas storage & transportation sub-industry.

For the fiscal year ended April 30, 2024, the oil & gas equipment & services sub-industry contributed most significantly to the Fund’s return, followed by the oil & gas storage & transportation sub-industry. There were no sub-industries during the period that detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Weatherford International PLC, an oil & gas equipment & services company (portfolio average weight of 5.09%) and TechnipFMC PLC, an oil & gas equipment & services company (portfolio average weight of 5.35%). Positions that detracted most significantly from the Fund’s return during this period included ProFrac Holding Corp. Class A, an oil & gas equipment & services company (portfolio average weight of 1.89%) and Transocean Ltd., an oil & gas drilling company (portfolio average weight of 3.94%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Oil & Gas Equipment & Services	58.21
Oil & Gas Storage & Transportation	29.18
Oil & Gas Drilling	12.65
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
TechnipFMC PLC	6.02
Weatherford International PLC	5.77
ChampionX Corp.	5.27
Baker Hughes Co., Class A	5.26
Halliburton Co.	5.00
Valaris Ltd.	4.84
Frontline PLC	4.68
Schlumberger N.V.	4.59
Dorian LPG Ltd.	3.12
Golar LNG Ltd.	2.96
Total	47.51

*	Excluding money market fund holdings.

24

Invesco Oil & Gas Services ETF (PXJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Dynamic Oil Services IntellidexSM Index	30.39%	26.40%	101.97%	1.27%	6.54%	(11.63)%	(70.95)%	(3.37)%	(47.02)%
S&P Composite 1500® Energy Equipment & Services Index	10.29	21.03	77.31	1.99	10.36	(7.19)	(52.60)	(0.10)	(1.82)
Fund
NAV Return	29.50	25.02	95.39	0.24	1.18	(12.35)	(73.24)	(4.06)	(53.58)
Market Price Return	29.58	24.92	94.92	0.25	1.26	(12.34)	(73.21)	(4.06)	(53.55)

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.68% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

25

PJP	Management’s Discussion of Fund Performance
Invesco Pharmaceuticals ETF (PJP)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Dynamic Pharmaceuticals ETF to Invesco Pharmaceuticals ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Pharmaceutical IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. pharmaceuticals companies. These companies are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. In accordance with the Index methodology, the various types of companies may include companies from the following segments of the pharmaceutical industry:

- Big Pharmaceutical: Large, vertically integrated drug companies that actively participate in all major phases of the drug development process, including research and development, animal and human testing, manufacturing and sales and marketing.

- Specialty Pharmaceutical: Midsize, often vertically integrated drug companies specializing in one or two therapeutic areas using both traditional chemical techniques and biotechnological techniques (involving living organisms, cells, and/or components of cells) to develop drugs.

- Generic Pharmaceutical: Generally midsize to small non-vertically integrated drug companies that actively participate only in the manufacturing and sometimes sales and marketing of patent- expired drugs.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 0.58%. On a net asset value (“NAV”) basis, the Fund returned 0.52%. During the same time period, the Index returned 1.04%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Pharmaceuticals Index (the “Benchmark Index”) returned 13.68%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 22 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the pharmaceuticals industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the biotechnology sub-industry, followed by the Fund’s security selection within the pharmaceuticals sub-industry.

For the fiscal year ended April 30, 2024, the pharmaceuticals sub-industry contributed most significantly to the Fund’s return. The biotechnology sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Eli Lilly and Co., a pharmaceuticals company (portfolio average weight of 6.29%) and Geron Corp., a biotechnology company (portfolio average weight of 3.82%). Positions that detracted most significantly from the Fund’s return during this period included Travere Therapeutics, Inc., a biotechnology company (no longer held at fiscal year-end) and Pfizer, Inc., a pharmaceuticals company (portfolio average weight of 5.35%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Pharmaceuticals	59.24
Biotechnology	34.60
Health Care Equipment	5.41
Money Market Funds Plus Other Assets Less Liabilities	0.75

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Geron Corp.	7.45
Eli Lilly and Co.	6.15
Merck & Co., Inc.	6.04
Amgen, Inc.	5.75
Regeneron Pharmaceuticals, Inc.	5.60
Pfizer, Inc.	5.53
Johnson & Johnson	5.45
Abbott Laboratories	5.41
AbbVie, Inc.	4.79
ANI Pharmaceuticals, Inc.	4.18
Total	56.35

*	Excluding money market fund holdings.

26

Invesco Pharmaceuticals ETF (PJP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Dynamic Pharmaceutical IntellidexSM Index	1.04%	1.07%	3.24%	5.80%	32.54%	5.15%	65.26%	11.09%	626.29%
S&P Composite 1500® Pharmaceuticals Index	13.68	13.22	45.12	12.20	77.81	9.99	159.14	9.84	487.23
Fund
NAV Return	0.52	0.57	1.73	5.25	29.15	4.59	56.67	10.45	551.44
Market Price Return	0.58	0.55	1.67	5.26	29.19	4.60	56.85	10.46	552.03

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

27

PSI	Management’s Discussion of Fund Performance
Invesco Semiconductors ETF (PSI)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Dynamic Semiconductors ETF to Invesco Semiconductors ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Semiconductor IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. semiconductor companies. These companies are principally engaged in the manufacture of semiconductors. These companies manufacture semiconductors that serve as the core electronic components of virtually all electronic equipment, make or test chips for third parties, and provide equipment or services used in the production of semiconductors and other thin film products like flat panel displays and thin film heads. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 45.49%. On a net asset value (“NAV”) basis, the Fund returned 45.46%. During the same time period, the Index returned 46.34%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the daily compounding of fees during a period of high returns.

During this same time period, the S&P Composite 1500® Semiconductor Index (the “Benchmark Index”) returned 107.29%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 32 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the semiconductors industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductor materials & equipment sub-industry and most underweight in the semiconductors sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the semiconductors sub-industry, followed by the Fund’s relative overweight allocation to the semiconductor materials & equipment sub-industry.

For the fiscal year ended April 30, 2024, the semiconductor materials & equipment sub-industry contributed most significantly to the Fund’s return, followed by the semiconductors sub-industry. The automotive parts & equipment sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included NVIDIA Corp., a semiconductors company (portfolio average weight of 5.71%) and Broadcom, Inc., a semiconductors company (portfolio average weight of 5.29%). Positions that detracted most significantly from the Fund’s return during this period included Aehr Test Systems, a semiconductor materials & equipment company (no longer held at fiscal year-end) and Mobileye Global, Inc. Class A, a semiconductors materials & equipment company (no longer held at fiscal year-end.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Semiconductors	50.07
Semiconductor Materials & Equipment	47.34
Electronic Manufacturing Services	2.61
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Micron Technology, Inc.	6.65
NVIDIA Corp.	5.91
QUALCOMM, Inc.	5.18
Broadcom, Inc.	5.03
KLA Corp.	5.02
Applied Materials, Inc.	4.99
Lam Research Corp.	4.71
ACM Research, Inc., Class A	3.60
Intel Corp.	3.25
MACOM Technology Solutions Holdings, Inc.	3.15
Total	47.49

*	Excluding money market fund holdings.

28

Invesco Semiconductors ETF (PSI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Dynamic Semiconductor IntellidexSM Index	46.34%	11.10%	37.15%	23.92%	192.20%	24.38%	786.48%	14.77%	1243.23%
S&P Composite 1500® Semiconductor Index	107.29	34.17	141.53	33.84	329.41	27.93	1073.72	16.13	1577.57
Fund
NAV Return	45.46	10.51	34.95	23.20	183.83	23.57	730.23	13.99	1080.64
Market Price Return	45.49	10.54	35.08	23.22	184.06	23.57	730.24	13.99	1079.90

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

29

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 14, 2024, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2023 through December 31, 2023 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the end of an aggressive rate hike cycle, signs that inflation was abating and market liquidity was reverting to normal, and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

30

Invesco AI and Next Gen Software ETF (IGPT)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Advertising-1.36%
Magnite, Inc.(b)(c)	13,837	$122,181
Trade Desk, Inc. (The), Class A(b)	43,732	3,623,196

		3,745,377

Alternative Carriers-0.10%
Cogent Communications Holdings, Inc.(c)	4,247	272,572

Application Software-18.95%
Adobe, Inc.(b)	42,681	19,754,047
Altair Engineering, Inc., Class A(b)(c)	4,781	384,631
Altium Ltd. (Australia)	9,294	398,374
ANSYS, Inc.(b)	8,541	2,774,800
Autodesk, Inc.(b)	20,999	4,469,637
Bentley Systems, Inc., Class B(c)	16,798	882,399
Cadence Design Systems, Inc.(b)	23,524	6,483,920
Dassault Systemes SE (France)	71,036	2,812,624
DoubleVerify Holdings, Inc.(b)(c)	11,472	336,130
Elastic N.V.(b)	7,212	737,211
Enghouse Systems Ltd. (Canada)	3,465	75,184
Five9, Inc.(b)(c)	7,209	415,022
HubSpot, Inc.(b)(c)	4,945	2,991,082
IRESS Ltd. (Australia)(b)	10,634	59,247
MicroStrategy, Inc., Class A(b)(c)	1,467	1,562,399
Nemetschek SE (Germany)	3,426	306,065
Nice Ltd. (Israel)(b)	5,103	1,144,892
Pegasystems, Inc.	4,196	249,326
PTC, Inc.(b)	7,858	1,394,323
Sinch AB(b)(c)(d)	65,408	152,080
Synopsys, Inc.(b)	7,606	4,035,668
Unity Software, Inc.(b)(c)	25,543	619,929
Verint Systems, Inc.(b)(c)	6,333	191,763

		52,230,753

Automotive Parts & Equipment-0.02%
Luminar Technologies, Inc.(b)(c)	30,742	45,191

Consumer Electronics-0.48%
Garmin Ltd.	9,199	1,328,980

Data Center REITs-3.84%
Digital Realty Trust, Inc.	29,058	4,032,669
Equinix, Inc.	9,220	6,556,434

		10,589,103

Electrical Components & Equipment-1.69%
AMETEK, Inc.	16,340	2,853,944
Nidec Corp. (Japan)	38,286	1,793,809

		4,647,753

Electronic Components-0.25%
Largan Precision Co. Ltd. (Taiwan)	10,164	682,032

Electronic Equipment & Instruments-4.96%
Cognex Corp.(c)	16,902	702,109
Halma PLC (United Kingdom)	26,457	731,139
Hexagon AB, Class B (Sweden)(c)	208,533	2,218,153
Inficon Holding AG (Switzerland)	163	228,554
Jenoptik AG (Germany)	4,523	122,066
Keyence Corp. (Japan)	20,303	9,070,002

	Shares	Value
Electronic Equipment & Instruments-(continued)
Novanta, Inc.(b)(c)	2,369	$370,749
Spectris PLC (United Kingdom)	5,294	220,742

		13,663,514

Electronic Manufacturing Services-0.10%
IPG Photonics Corp.(b)(c)	3,387	284,440

Health Care Equipment-4.65%
Intuitive Surgical, Inc.(b)	34,577	12,814,928

Health Care Services-0.10%
RadNet, Inc.(b)	5,464	265,004

Industrial Machinery & Supplies & Components-1.56%
3D Systems Corp.(b)(c)	14,201	47,573
ATS Corp. (Canada)(b)	7,282	240,057
AutoStore Holdings Ltd. (Norway)(b)(d)	98,674	142,565
Duerr AG (Germany)	4,130	106,426
Fortive Corp.	26,664	2,006,999
Harmonic Drive Systems, Inc. (Japan)(c)	6,127	155,740
Hiwin Technologies Corp. (Taiwan)	23,769	168,986
MINEBEA MITSUMI, Inc. (Japan)	26,171	495,846
Yaskawa Electric Corp. (Japan)	22,238	929,851

		4,294,043

Interactive Home Entertainment-1.32%
Electronic Arts, Inc.	14,997	1,901,919
Take-Two Interactive Software, Inc.(b)	11,270	1,609,469
Ubisoft Entertainment S.A. (France)(b)(c)	5,452	129,241

		3,640,629

Interactive Media & Services-19.46%
Alphabet, Inc., Class A(b)	181,439	29,534,640
Baidu, Inc., A Shares (China)(b)	123,813	1,657,447
Meta Platforms, Inc., Class A	47,600	20,476,092
Pinterest, Inc., Class A(b)	58,438	1,954,751

		53,622,930

Internet Services & Infrastructure-2.05%
GDS Holdings Ltd., A Shares (China)(b)	62,704	64,619
NEXTDC Ltd. (Australia)(b)	50,812	550,683
Snowflake, Inc., Class A(b)	32,367	5,023,358

		5,638,660

IT Consulting & Other Services-0.03%
Addnode Group AB (Sweden)(c)	6,835	71,365

Movies & Entertainment-0.22%
Roku, Inc., Class A(b)(c)	10,719	618,058

Research & Consulting Services-0.06%
Clarivate PLC(b)(c)	26,316	177,896

Semiconductors-34.13%
Advanced Micro Devices, Inc.(b)	115,341	18,267,708
Alchip Technologies Ltd. (Taiwan)	7,356	704,831
Ambarella, Inc.(b)	4,028	185,167
AP Memory Technology Corp. (Taiwan)	12,621	147,288
ASMedia Technology, Inc. (Taiwan)	2,216	132,707
Diodes, Inc.(b)	4,500	328,545
Faraday Technology Corp. (Taiwan)	18,615	168,074
Global Unichip Corp. (Taiwan)	6,174	259,762
Intel Corp.	297,164	9,054,587
Lattice Semiconductor Corp.(b)	13,190	904,834

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco AI and Next Gen Software ETF (IGPT)–(continued)

April 30, 2024

	Shares	Value
Semiconductors-(continued)
Macronix International Co. Ltd. (Taiwan)	116,965	$99,141
Marvell Technology, Inc.	50,373	3,320,084
MaxLinear, Inc.(b)	4,118	85,613
Microchip Technology, Inc.	38,121	3,506,370
Micron Technology, Inc.	108,350	12,239,216
Nanya Technology Corp. (Taiwan)	114,452	232,335
NVIDIA Corp.	26,317	22,738,414
QUALCOMM, Inc.	78,087	12,950,729
Renesas Electronics Corp. (Japan)	101,206	1,690,465
Sanken Electric Co. Ltd. (Japan)	2,432	107,486
Silicon Laboratories, Inc.(b)	3,104	377,105
SK hynix, Inc. (South Korea)	50,198	6,326,960
Winbond Electronics Corp. (Taiwan)	298,754	238,548

		94,065,969

Systems Software-0.30%
Dolby Laboratories, Inc., Class A(c)	5,887	457,184
Teradata Corp.(b)	9,718	360,538

		817,722

Technology Hardware, Storage & Peripherals-4.37%
Hewlett Packard Enterprise Co.	77,081	1,310,377
NetApp, Inc.	14,065	1,437,584
Pure Storage, Inc., Class A(b)(c)	18,807	947,873
Seagate Technology Holdings PLC	20,550	1,765,450
Super Micro Computer, Inc.(b)(c)	4,149	3,563,161
Western Digital Corp.(b)	31,838	2,255,086
Wiwynn Corp. (Taiwan)	10,438	756,516

		12,036,047

Total Common Stocks & Other Equity Interests (Cost $237,673,589)		275,552,966

	Shares	Value
Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(e)(f) (Cost $122,755)	122,755	$122,755

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $237,796,344)		275,675,721

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.57%
Invesco Private Government Fund, 5.29%(e)(f)(g)	3,521,877	3,521,877
Invesco Private Prime Fund, 5.46%(e)(f)(g)	9,064,871	9,067,590

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,590,163)		12,589,467

TOTAL INVESTMENTS IN SECURITIES-104.61% (Cost $250,386,507)		288,265,188
OTHER ASSETS LESS LIABILITIES-(4.61)%		(12,699,358)

NET ASSETS-100.00%.		$275,565,830

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2024 was $294,645, which represented less than 1% of the Fund’s Net Assets.

(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ 154,502	$ 22,238,416	$ (22,270,163)	$ -	$ -	$ 122,755	$ 11,009

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco AI and Next Gen Software ETF (IGPT)–(continued)

April 30, 2024

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2024	Dividend Income

Investments Purchased with Cash

Collateral from Securities on Loan:

Invesco Private Government Fund	$5,666,175	$78,101,389	$(80,245,687)	$-	$-	$3,521,877	$160,098	*

Invesco Private Prime Fund	14,570,164	164,963,776	(170,464,796)	483	(2,037)	9,067,590	427,375	*

Total	$20,390,841	$265,303,581	$(272,980,646)	$483	$(2,037)	$12,712,222	$598,482

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco Biotechnology & Genome ETF (PBE)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.08%
Biotechnology-82.22%
Acadia Pharmaceuticals, Inc.(b)(c)	283,994	$4,745,540
Amgen, Inc.	45,636	12,501,526
Amicus Therapeutics, Inc.(b)	515,127	5,146,119
Biogen, Inc.(b)	59,022	12,679,106
BioMarin Pharmaceutical, Inc.(b)	145,915	11,784,095
Blueprint Medicines Corp.(b)(c)	77,339	7,064,144
Catalyst Pharmaceuticals, Inc.(b)	511,766	7,702,078
Celldex Therapeutics, Inc.(b)(c)	183,305	6,859,273
Dynavax Technologies Corp.(b)(c)	574,676	6,534,066
Exelixis, Inc.(b)	342,087	8,025,361
Gilead Sciences, Inc.	179,599	11,709,855
Halozyme Therapeutics, Inc.(b)	196,035	7,468,933
Ionis Pharmaceuticals, Inc.(b)(c)	159,126	6,565,539
MannKind Corp.(b)(c)	1,960,346	8,057,022
Myriad Genetics, Inc.(b)	300,308	5,877,028
Neurocrine Biosciences, Inc.(b)	97,536	13,415,101
PTC Therapeutics, Inc.(b)(c)	271,641	8,733,258
Regeneron Pharmaceuticals, Inc.(b)	13,665	12,170,869
TG Therapeutics, Inc.(b)(c)	533,427	7,286,613
United Therapeutics Corp.(b)	32,954	7,722,111
Veracyte, Inc.(b)(c)	281,951	5,517,781
Vericel Corp.(b)(c)	142,571	6,539,732
Vertex Pharmaceuticals, Inc.(b)	30,759	12,082,443
Xenon Pharmaceuticals, Inc. (Canada)(b)	145,751	5,924,778

		202,112,371

Life Sciences Tools & Services-9.93%
Bio-Techne Corp.	183,965	11,628,428
Qiagen N.V.(b)	164,889	6,979,738
Repligen Corp.(b)(c)	35,333	5,801,678

		24,409,844

Pharmaceuticals-7.93%
Collegium Pharmaceutical, Inc.(b)(c)	219,964	8,123,271

	Shares	Value
Pharmaceuticals-(continued)
EyePoint Pharmaceuticals, Inc.(b)(c)	254,735	$4,483,336
Intra-Cellular Therapies, Inc.(b)	95,756	6,876,238

		19,482,845

Total Common Stocks & Other Equity Interests (Cost $235,717,598)		246,005,060

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $103,539)	103,539	103,539

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-100.12% (Cost $235,821,137)		246,108,599

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-19.21%
Invesco Private Government Fund, 5.29%(d)(e)(f)	13,218,169	13,218,169
Invesco Private Prime Fund, 5.46%(d)(e)(f)	33,987,071	33,997,267

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $47,220,360)		47,215,436

TOTAL INVESTMENTS IN SECURITIES-119.33% (Cost $283,041,497)		293,324,035
OTHER ASSETS LESS LIABILITIES-(19.33)%		(47,518,666)

NET ASSETS-100.00%.		$245,805,369

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ 294,606	$ 3,321,625	$ (3,512,692)	$ -	$ -	$ 103,539	$ 11,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco Biotechnology & Genome ETF (PBE)–(continued)

April 30, 2024

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2024	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$10,396,545	$149,119,967	$(146,298,343)	$-	$-	$13,218,169	$755,763	*

Invesco Private Prime Fund	26,733,973	320,168,634	(312,915,432)	163	9,929	33,997,267	2,019,833	*

Total	$37,425,124	$472,610,226	$(462,726,467)	$163	$9,929	$47,318,975	$2,786,971

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco Building & Construction ETF (PKB)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Building Products-26.98%
American Woodmark Corp.(b)(c)	79,903	$7,357,468
Apogee Enterprises, Inc.	135,342	8,361,429
AZEK Co., Inc. (The)(b)(c)	164,852	7,523,845
Carlisle Cos., Inc.	38,821	15,072,253
Gibraltar Industries, Inc.(b)	86,161	6,157,065
Griffon Corp.	108,390	7,101,713
JELD-WEN Holding, Inc.(b)	403,852	8,278,966
MasterBrand, Inc.(b)(c)	483,479	8,059,595
Owens Corning	51,911	8,731,950

		76,644,284

Construction & Engineering-6.13%
Construction Partners, Inc., Class A(b)(c)	160,819	8,304,693
Sterling Infrastructure, Inc.(b)(c)	89,504	9,093,607

		17,398,300

Construction Machinery & Heavy Transportation Equipment-2.68%
Oshkosh Corp.	67,892	7,622,235

Construction Materials-18.49%
Eagle Materials, Inc.	30,357	7,610,803
Martin Marietta Materials, Inc.	25,257	14,827,627
Summit Materials, Inc., Class A(b)	183,819	7,150,559
United States Lime & Minerals, Inc.(c)	29,403	9,114,930
Vulcan Materials Co.	53,579	13,803,558

		52,507,477

Gas Utilities-3.13%
Southwest Gas Holdings, Inc.(c)	119,216	8,895,898

Home Improvement Retail-4.37%
Home Depot, Inc. (The)	37,146	12,414,936

Homebuilding-38.26%
D.R. Horton, Inc.	93,887	13,377,959
Green Brick Partners, Inc.(b)(c)	135,150	7,315,669
Hovnanian Enterprises, Inc., Class A(b)(c)	46,654	6,896,861
Installed Building Products, Inc.(c)	35,923	8,468,129
Lennar Corp., Class A	89,217	13,527,082

	Shares	Value
Homebuilding-(continued)
M/I Homes, Inc.(b)	62,337	$7,244,806
NVR, Inc.(b)	1,814	13,494,074
PulteGroup, Inc.	130,732	14,566,159
Taylor Morrison Home Corp., Class A(b)	135,553	7,592,323
Toll Brothers, Inc.	70,977	8,454,070
TopBuild Corp.(b)	19,162	7,754,287

		108,691,419

Total Common Stocks & Other Equity Interests (Cost $236,048,399)		284,174,549

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $135,160)	135,160	135,160

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $236,183,559)		284,309,709

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.61%
Invesco Private Government Fund, 5.29%(d)(e)(f)	5,258,530	5,258,530
Invesco Private Prime Fund, 5.46%(d)(e)(f)	13,519,359	13,523,415

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $18,782,658)		18,781,945

TOTAL INVESTMENTS IN SECURITIES-106.70% (Cost $254,966,217)		303,091,654
OTHER ASSETS LESS LIABILITIES-(6.70)%		(19,026,983)

NET ASSETS-100.00%.		$284,064,671

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c) All or a portion of this security was out on loan at April 30, 2024.

(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ 152,257	$ 3,494,889	$ (3,511,986)	$ -	$ -	$ 135,160	$ 8,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco Building & Construction ETF (PKB)–(continued)

April 30, 2024

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$3,829,706	$88,509,758	$(87,080,934)	$-	$-	$5,258,530	$190,741	*

Invesco Private Prime Fund	9,847,815	203,217,945	(199,544,781)	(600)	3,036	13,523,415	514,491	*

Total	$13,829,778	$295,222,592	$(290,137,701)	$(600)	$3,036	$18,917,105	$713,752

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco Energy Exploration & Production ETF (PXE)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Gas Utilities-2.69%
National Fuel Gas Co.	76,125	$4,042,238

Oil & Gas Exploration & Production-70.73%
APA Corp.	119,150	3,746,076
California Resources Corp.(b)	69,324	3,664,467
Chesapeake Energy Corp.(b)	47,539	4,272,805
Chord Energy Corp.(b)	22,551	3,991,076
CNX Resources Corp.(b)(c)	187,571	4,411,670
Comstock Resources, Inc.(b)	489,592	4,925,295
ConocoPhillips	61,791	7,762,185
Coterra Energy, Inc.	274,771	7,517,735
Crescent Energy Co., Class A(b)	337,118	3,586,936
Devon Energy Corp.	155,915	7,979,730
Diamondback Energy, Inc.	38,462	7,735,862
EOG Resources, Inc.	59,817	7,903,620
Gulfport Energy Corp.(b)(c)	27,808	4,413,408
Marathon Oil Corp.	159,311	4,277,500
Matador Resources Co.	62,841	3,914,994
Murphy Oil Corp.	95,722	4,273,030
Ovintiv, Inc.	83,256	4,272,698
Permian Resources Corp.(b)	257,255	4,309,021
Range Resources Corp.	120,943	4,343,063
SM Energy Co.	95,136	4,613,145
Vital Energy, Inc.(b)(c)	80,786	4,283,274

		106,197,590

Oil & Gas Refining & Marketing-26.58%
CVR Energy, Inc.(b)	107,103	3,253,789
Delek US Holdings, Inc.	135,077	3,691,654
HF Sinclair Corp.	62,198	3,374,242
Marathon Petroleum Corp.	41,181	7,483,411
Par Pacific Holdings, Inc.(c)	97,126	2,991,481
PBF Energy, Inc., Class A	79,497	4,234,805

	Shares	Value
Oil & Gas Refining & Marketing-(continued)
Phillips 66	47,951	$6,867,063
Valero Energy Corp.	50,122	8,013,004

		39,909,449

Total Common Stocks & Other Equity Interests (Cost $134,304,163)		150,149,277

Money Market Funds-0.12%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $174,555)	174,555	174,555

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.12% (Cost $134,478,718)		150,323,832

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-18.73%
Invesco Private Government Fund, 5.29%(d)(e)(f)	7,869,909	7,869,909
Invesco Private Prime Fund, 5.46%(d)(e)(f)	20,250,035	20,256,110

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $28,128,659)		28,126,019

TOTAL INVESTMENTS IN SECURITIES-118.85% (Cost $162,607,377)		178,449,851
OTHER ASSETS LESS LIABILITIES-(18.85)%		(28,300,686)

NET ASSETS-100.00%.		$150,149,165

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ 108,993	$ 5,026,654	$ (4,961,092)	$ -	$ -	$ 174,555	$ 6,745

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Energy Exploration & Production ETF (PXE)–(continued)

April 30, 2024

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$5,820,927	$138,859,512	$(136,810,530)	$-	$-	$7,869,909	$568,706	*

Invesco Private Prime Fund	14,968,098	267,486,489	(262,211,937)	(2,600)	16,060	20,256,110	1,510,742	*

Total	$20,898,018	$411,372,655	$(403,983,559)	$(2,600)	$16,060	$28,300,574	$2,086,193

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco Food & Beverage ETF (PBJ)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Agricultural Products & Services-5.61%
Bunge Global S.A.	36,127	$3,676,283
Fresh Del Monte Produce, Inc.	138,454	3,540,269

		7,216,552

Brewers-4.42%
Boston Beer Co., Inc. (The), Class A(b)(c)	9,536	2,654,918
Molson Coors Beverage Co., Class B	52,800	3,023,328

		5,678,246

Distillers & Vintners-4.88%
Constellation Brands, Inc., Class A	24,754	6,274,149

Food Distributors-12.03%
Andersons, Inc. (The)(c)	62,137	3,413,807
Performance Food Group Co.(b)	44,282	3,005,862
Sysco Corp.	76,793	5,707,256
US Foods Holding Corp.(b)	66,519	3,342,579

		15,469,504

Food Retail-14.41%
Grocery Outlet Holding Corp.(b)(c)	127,428	3,309,305
Kroger Co. (The)	126,496	7,005,349
Maplebear, Inc.(b)	119,560	4,080,583
Sprouts Farmers Market, Inc.(b)	62,406	4,120,668

		18,515,905

Packaged Foods & Meats-29.88%
Adecoagro S.A. (Brazil)	333,522	3,618,714
Cal-Maine Foods, Inc.	56,790	3,142,191
Dole PLC	300,532	3,657,474
Kraft Heinz Co. (The)	170,461	6,581,499
Mondelez International, Inc., Class A	82,961	5,968,214
Nomad Foods Ltd. (United Kingdom)(c)	182,669	3,299,002
Seaboard Corp.(c)	977	3,233,978
Tyson Foods, Inc., Class A	61,273	3,716,207
WK Kellogg Co.(c)	222,420	5,191,283

		38,408,562

Personal Care Products-2.60%
BellRing Brands, Inc.(b)	60,548	3,340,433

Restaurants-11.14%
DoorDash, Inc., Class A(b)	52,576	6,795,974

	Shares	Value
Restaurants-(continued)
Shake Shack, Inc., Class A(b)	33,941	$3,592,655
Wingstop, Inc.	10,205	3,926,782

		14,315,411

Soft Drinks & Non-alcoholic Beverages-14.95%
Coca-Cola Consolidated, Inc.	3,957	3,268,482
Monster Beverage Corp.(b)	109,597	5,857,960
PepsiCo, Inc.	36,005	6,333,640
Vita Coco Co., Inc. (The)(b)(c)	154,977	3,756,642

		19,216,724

Total Common Stocks & Other Equity Interests (Cost $118,519,833)		128,435,486

Money Market Funds-0.22%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $278,201)	278,201	278,201

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.14% (Cost $118,798,034)		128,713,687

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.41%
Invesco Private Government Fund, 5.29%(d)(e)(f)	1,586,758	1,586,758
Invesco Private Prime Fund, 5.46%(d)(e)(f)	4,077,660	4,078,883

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,665,873)		5,665,641

TOTAL INVESTMENTS IN SECURITIES-104.55% (Cost $124,463,907)		134,379,328
OTHER ASSETS LESS LIABILITIES-(4.55)%		(5,844,543)

NET ASSETS-100.00%		$128,534,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Food & Beverage ETF (PBJ)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$5,188,104	$(4,909,903)	$-	$-	$278,201	$8,275

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	8,310,046	97,994,375	(104,717,663)	-	-	1,586,758	282,967	*

Invesco Private Prime Fund	21,368,689	201,984,268	(219,277,475)	(232)	3,633	4,078,883	764,234	*

Total	$29,678,735	$305,166,747	$(328,905,041)	$(232)	$3,633	$5,943,842	$1,055,476

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Leisure and Entertainment ETF (PEJ)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Broadcasting-5.30%
Fox Corp., Class A(b)	244,430	$7,579,774
Paramount Global, Class B(b)	615,425	7,009,691

		14,589,465

Casinos & Gaming-5.19%
Light & Wonder, Inc.(b)(c)	83,437	7,447,587
Red Rock Resorts, Inc., Class A(b)	129,079	6,856,676

		14,304,263

Food Distributors-2.69%
US Foods Holding Corp.(c)	147,714	7,422,629

Food Retail-3.29%
Maplebear, Inc.(c)	265,511	9,061,890

Hotels, Resorts & Cruise Lines-28.03%
Booking Holdings, Inc.	3,636	12,551,581
Expedia Group, Inc.(b)(c)	99,154	13,349,103
Hilton Worldwide Holdings, Inc.	68,402	13,494,347
MakeMyTrip Ltd. (India)(b)(c)	126,497	8,375,366
Marriott International, Inc., Class A	55,504	13,106,160
Royal Caribbean Cruises Ltd.(b)(c)	117,100	16,350,673

		77,227,230

Interactive Media & Services-2.61%
TripAdvisor, Inc.(b)(c)	273,186	7,192,987

Movies & Entertainment-28.93%
Cinemark Holdings, Inc.(b)(c)	447,625	7,672,292
Eventbrite, Inc., Class A(b)(c)	842,441	4,448,088
Liberty Media Corp.-Liberty Formula One(b)(c) .	109,211	7,641,494
Lions Gate Entertainment Corp., Class A(b)(c)	815,333	8,226,710
Live Nation Entertainment, Inc.(b)(c)	146,482	13,023,715
Madison Square Garden Entertainment Corp.(b)(c)	193,796	7,587,113
Madison Square Garden Sports Corp., Class A(b)(c)	39,112	7,271,703
Sphere Entertainment Co.(b)(c)	179,325	6,968,570
Warner Bros. Discovery, Inc.(c)	1,363,320	10,034,035
Warner Music Group Corp., Class A(b)	206,301	6,807,933

		79,681,653

Passenger Airlines-6.37%
SkyWest, Inc.(c)	121,054	8,840,574
United Airlines Holdings, Inc.(c)	169,205	8,707,289

		17,547,863

	Shares	Value
Restaurants-17.63%
Brinker International, Inc.(b)(c)	162,601	$8,715,414
DoorDash, Inc., Class A(c)	116,778	15,094,724
Shake Shack, Inc., Class A(b)(c)	75,375	7,978,444
Texas Roadhouse, Inc.	49,972	8,034,498
Wingstop, Inc.(b)	22,684	8,728,576

		48,551,656

Total Common Stocks & Other Equity Interests (Cost $258,803,548)		275,579,636

Money Market Funds-0.09%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $254,757)	254,757	254,757

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-100.13% (Cost $259,058,305)		275,834,393

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-26.51%
Invesco Private Government Fund, 5.29%(d)(e)(f)	20,495,133	20,495,133
Invesco Private Prime Fund, 5.46%(d)(e)(f)	52,506,554	52,522,306

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $73,023,420)		73,017,439

TOTAL INVESTMENTS IN SECURITIES-126.64% (Cost $332,081,725)		348,851,832
OTHER ASSETS LESS LIABILITIES-(26.64)%		(73,375,075)

NET ASSETS-100.00%.		$275,476,757

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Leisure and Entertainment ETF (PEJ)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$392,263	$4,686,430	$ (4,823,936)	$-	$-	$254,757	$16,086

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	29,897,937	327,428,845	(336,831,649)	-	-	20,495,133	1,070,148	*

Invesco Private Prime Fund	76,880,409	695,175,886	(719,536,812)	1,619	1,204	52,522,306	2,884,387	*

Total	$107,170,609	$1,027,291,161	$(1,061,192,397)	$1,619	$1,204	$73,272,196	$3,970,621

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco Next Gen Connectivity ETF (KNCT)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.85%
Alternative Carriers-0.14%
Iridium Communications, Inc.	1,031	$31,745
Liberty Global Ltd., Class C (Belgium)(b)(c)	1,360	22,263

		54,008

Application Software-3.50%
Confluent, Inc., Class A(b)(c)	2,026	56,971
Datadog, Inc., Class A(b)	2,826	354,663
Dynatrace, Inc.(b)(c)	2,586	117,172
Nutanix, Inc., Class A(b)	2,242	136,089
Synopsys, Inc.(b)	1,270	673,849

		1,338,744

Cable & Satellite-3.15%
Charter Communications, Inc., Class A(b)	884	226,251
Comcast Corp., Class A	24,210	922,643
Liberty Broadband Corp., Class C(b)(c)	1,126	55,996

		1,204,890

Communications Equipment-8.27%
Accton Technology Corp. (Taiwan)	4,758	67,435
Arista Networks, Inc.(b)	2,451	628,828
Ciena Corp.(b)	1,340	61,948
Cisco Systems, Inc.	30,495	1,432,655
F5, Inc.(b)	543	89,763
Juniper Networks, Inc.	2,974	103,555
Motorola Solutions, Inc.	1,347	456,835
Nokia OYJ (Finland)	48,858	178,222
Telefonaktiebolaget LM Ericsson, Class B (Sweden)(c)	28,477	145,863

		3,165,104

Data Center REITs-2.61%
Digital Realty Trust, Inc.	2,733	379,286
Equinix, Inc.	870	618,665

		997,951

Data Processing & Outsourced Services-0.06%
Genpact Ltd.	801	24,623

Electronic Components-1.63%
Amphenol Corp., Class A	3,713	448,419
Coherent Corp.(b)	1,278	69,817
Hamamatsu Photonics K.K. (Japan)	1,143	42,207
Largan Precision Co. Ltd. (Taiwan)	983	65,962

		626,405

Electronic Equipment & Instruments-0.44%
Keysight Technologies, Inc.(b)	1,132	167,468

Integrated Telecommunication Services-12.06%
AT&T, Inc.	65,667	1,109,116
BCE, Inc. (Canada)	3,463	114,009
BT Group PLC (United Kingdom)(c)	36,582	46,997
Cellnex Telecom S.A. (Spain)(d)	4,157	138,013
China Tower Corp. Ltd., H Shares (China)(d)	386,924	45,513
Chunghwa Telecom Co. Ltd. (Taiwan)	19,202	73,124
Deutsche Telekom AG (Germany)	21,221	487,620
Elisa OYJ (Finland)	1,391	62,944
Emirates Telecommunications Group Co. PJSC (United Arab Emirates)	26,698	123,572
HKT Trust & HKT Ltd. (Hong Kong)	25,749	28,510

	Shares	Value
Integrated Telecommunication Services-(continued)
Nippon Telegraph & Telephone Corp. (Japan)	64,126	$69,601
Orange S.A. (France)	12,948	144,331
PT Telkom Indonesia (Persero) Tbk (Indonesia)	412,537	80,427
Spark New Zealand Ltd. (New Zealand)	13,629	38,470
Telefonica S.A. (Spain)	51,419	231,245
Telenor ASA (Norway)	5,688	65,693
Telia Co. AB (Sweden)(c)	17,722	40,785
Telstra Group Ltd. (Australia)	33,551	79,956
TELUS Corp. (Canada)	6,312	101,582
Verizon Communications, Inc.	38,918	1,536,872

		4,618,380

Internet Services & Infrastructure-1.99%
Akamai Technologies, Inc.(b)	1,393	140,595
Cloudflare, Inc., Class A(b)	2,757	240,962
MongoDB, Inc.(b)(c)	667	243,575
Okta, Inc.(b)	1,475	137,146

		762,278

IT Consulting & Other Services-4.10%
Accenture PLC, Class A	3,863	1,162,415
DXC Technology Co.(b)	1,689	32,919
Fujitsu Ltd. (Japan)	12,530	193,924
NEC Corp. (Japan)	1,378	100,702
Otsuka Corp. (Japan)	2,336	46,730
TIS, Inc. (Japan)	1,495	32,073

		1,568,763

Research & Consulting Services-0.46%
Booz Allen Hamilton Holding Corp	654	96,576
CACI International, Inc., Class A(b)	195	78,435

		175,011

Security & Alarm Services-0.24%
SECOM Co. Ltd. (Japan)	1,306	91,125

Semiconductors-30.69%
Broadcom, Inc.	2,319	3,015,326
Intel Corp.	37,874	1,154,021
Lattice Semiconductor Corp.(b)(c)	1,275	87,465
Marvell Technology, Inc.	7,987	526,423
Microchip Technology, Inc.	3,586	329,840
Micron Technology, Inc.	8,702	982,978
QUALCOMM, Inc.	10,329	1,713,065
Rambus, Inc.(b)(c)	993	54,436
Silicon Laboratories, Inc.(b)	295	35,840
SK hynix, Inc. (South Korea)	3,141	395,892
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	135,335	3,283,418
United Microelectronics Corp. (Taiwan)	110,314	171,762

		11,750,466

Systems Software-6.19%
Check Point Software Technologies Ltd. (Israel)(b)	813	121,478
CrowdStrike Holdings, Inc., Class A(b)	2,103	615,212
CyberArk Software Ltd.(b)(c)	386	92,351
Fortinet, Inc.(b)	5,856	369,982
Palo Alto Networks, Inc.(b)	2,992	870,343
Qualys, Inc.(b)(c)	340	55,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Next Gen Connectivity ETF (KNCT)–(continued)

April 30, 2024

	Shares	Value
Systems Software-(continued)
Tenable Holdings, Inc.(b)(c)	1,082	$48,658
Trend Micro, Inc. (Japan)	961	47,694
Zscaler, Inc.(b)	850	146,999

		2,368,446

Technology Hardware, Storage & Peripherals-16.12%
Apple, Inc.	19,304	3,288,050
Lite-On Technology Corp. (Taiwan)	11,448	35,158
NetApp, Inc.	1,903	194,506
Samsung Electronics Co. Ltd. (South Korea)	43,113	2,417,522
Xiaomi Corp., B Shares (China)(b)(d)	107,616	238,315

		6,173,551

Telecom Tower REITs-3.12%
American Tower Corp.	4,307	738,909
Crown Castle, Inc.	2,874	269,524
SBA Communications Corp., Class A	997	185,561

		1,193,994

Wireless Telecommunication Services-5.08%
America Movil S.A.B. de C.V., Class B (Mexico)	218,750	209,397
KDDI Corp. (Japan)	11,704	327,249
MTN Group Ltd. (South Africa)	8,377	40,285
Rogers Communications, Inc., Class B (Canada)	1,537	57,694
SoftBank Corp. (Japan)	15,617	189,649
SoftBank Group Corp. (Japan)	5,717	287,548
Tele2 AB, Class B (Sweden)(c)	3,962	37,216

	Shares	Value
Wireless Telecommunication Services-(continued)
T-Mobile US, Inc.	3,763	$617,772
Vodacom Group Ltd. (South Africa)	3,269	15,698
Vodafone Group PLC (United Kingdom)	191,666	162,381

		1,944,889

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.85% (Cost $32,650,235)		38,226,096

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.62%
Invesco Private Government Fund, 5.29%(e)(f)(g)	280,801	280,801
Invesco Private Prime Fund, 5.46%(e)(f)(g)	721,558	721,774

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,002,678)		1,002,575

TOTAL INVESTMENTS IN SECURITIES-102.47% (Cost $33,652,913)		39,228,671
OTHER ASSETS LESS LIABILITIES-(2.47)%		(944,616)

NET ASSETS-100.00%		$38,284,055

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2024 was $421,841, which represented 1.10% of the Fund’s Net Assets.

(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$94,897	$5,416,213	$(5,511,110)	$-	$-	$-	$4,397

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	2,545,282	17,573,296	(19,837,777)	-	-	280,801	48,225	*

Invesco Private Prime Fund	6,478,220	35,558,132	(41,315,244)	(103)	769	721,774	124,641	*

Total	$9,118,399	$58,547,641	$(66,664,131)	$(103)	$769	$1,002,575	$177,263

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco Next Gen Connectivity ETF (KNCT)–(continued)

April 30, 2024

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Next Gen Media and Gaming ETF (GGME)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Advertising-2.17%
Magnite, Inc.(b)	2,321	$20,494
Trade Desk, Inc. (The), Class A(b)	7,520	623,032

		643,526

Application Software-16.64%
Adobe, Inc.(b)	4,582	2,120,687
Altair Engineering, Inc., Class A(b)(c)	814	65,486
ANSYS, Inc.(b)	1,469	477,249
AppLovin Corp., Class A(b)(c)	1,893	133,589
Autodesk, Inc.(b)	3,563	758,384
Bentley Systems, Inc., Class B(c)	2,873	150,919
Dassault Systemes SE (France)	12,218	483,764
DoubleVerify Holdings, Inc.(b)(c)	1,952	57,194
Iflytek Co. Ltd., A Shares (China)	1,500	9,344
Matterport, Inc.(b)	4,340	19,964
Nemetschek SE (Germany)	583	52,083
PTC, Inc.(b)	1,346	238,834
Unity Software, Inc.(b)(c)	4,372	106,108
Zoom Video Communications, Inc., Class A(b)(c)	4,401	268,901

		4,942,506

Broadcasting-0.01%
Viaplay Group AB, Class B (Sweden)(b)	31,164	2,070

Casinos & Gaming-3.78%
Aristocrat Leisure Ltd. (Australia)	10,825	280,606
DraftKings, Inc., Class A(b)	8,024	333,477
Everi Holdings, Inc.(b)	804	6,569
Evolution AB (Sweden)(d)	3,268	366,820
Light & Wonder, Inc.(b)	997	88,992
Playtech PLC (United Kingdom)(b)	4,928	32,704
Sportradar Group AG (Switzerland)(b)	1,368	12,750

		1,121,918

Consumer Electronics-0.23%
Merry Electronics Co. Ltd. (Taiwan)	3,693	13,723
Sharp Corp. (Japan)(b)	2,648	13,983
Skyworth Group Ltd. (Hong Kong)	10,603	4,379
Sonos, Inc.(b)(c)	2,085	35,237

		67,322

Electrical Components & Equipment-0.03%
Phihong Technology Co. Ltd. (Taiwan)(b)	4,884	8,025

Electronic Equipment & Instruments-0.01%
MicroVision, Inc.(b)(c)	3,199	4,639

Electronic Manufacturing Services-0.05%
Primax Electronics Ltd. (Taiwan)	5,111	15,225

Interactive Home Entertainment-11.63%
37 Interactive Entertainment Network Technology Group Co. Ltd., A Shares (China)	2,200	5,074
Capcom Co. Ltd. (Japan)	5,594	93,189
CD Projekt S.A. (Poland)(c)	950	27,822
DeNA Co. Ltd. (Japan)(b)(c)	1,076	10,913
Electronic Arts, Inc.	4,099	519,835
Embracer Group AB (Sweden)(b)(c)	15,015	38,441
GungHo Online Entertainment, Inc. (Japan)	793	11,724
Kakao Games Corp. (South Korea)(b)	800	12,619
Kingsoft Corp. Ltd. (China)	16,651	54,821

	Shares	Value
Interactive Home Entertainment-(continued)
Koei Tecmo Holdings Co. Ltd. (Japan)	2,209	$20,705
Konami Group Corp. (Japan)	1,490	90,461
Krafton, Inc. (South Korea)(b)	583	101,026
Mixi, Inc. (Japan)	637	9,755
Modern Times Group MTG AB, Class B (Sweden)(b)	1,184	10,243
NCSoft Corp. (South Korea)	293	37,333
NetEase, Inc. (China)	26,614	511,441
Netmarble Corp. (South Korea)(b)(d)	356	14,399
Nexon Co. Ltd. (Japan)(c)	5,833	91,610
Nintendo Co. Ltd. (Japan)	19,642	963,596
Pearl Abyss Corp. (South Korea)(b)	629	14,586
Playtika Holding Corp.(c)	577	4,183
Roblox Corp., Class A(b)	9,019	320,716
Square Enix Holdings Co. Ltd. (Japan)	1,188	43,167
Stillfront Group AB (Sweden)(b)	7,699	7,435
Take-Two Interactive Software, Inc.(b)	2,693	384,587
Ubisoft Entertainment S.A. (France)(b)(c)	1,607	38,094
Wemade Co. Ltd. (South Korea)(b)	313	10,712
XD, Inc. (China)(b)(d)	3,155	5,978

		3,454,465

Interactive Media & Services-15.56%
Bumble, Inc., Class A(b)	2,303	23,260
Meta Platforms, Inc., Class A	4,974	2,139,665
Pinterest, Inc., Class A(b)	10,082	337,243
Rumble, Inc.(b)(c)	1,362	9,616
Snap, Inc., Class A(b)	18,397	276,875
Tencent Holdings Ltd. (China)	41,373	1,836,637

		4,623,296

Internet Services & Infrastructure-3.51%
Cloudflare, Inc., Class A(b)	5,046	441,021
GMO Internet Group, Inc. (Japan)	627	10,393
GoDaddy, Inc., Class A(b)(c)	1,629	199,357
Squarespace, Inc., Class A(b)	693	24,158
VeriSign, Inc.(b)	1,490	252,525
Wix.com Ltd. (Israel)(b)	962	114,353

		1,041,807

IT Consulting & Other Services-0.04%
Addnode Group AB (Sweden)(c)	1,225	12,790

Leisure Products-0.28%
Sankyo Co. Ltd. (Japan)	3,597	39,235
Sega Sammy Holdings, Inc. (Japan)	2,721	35,879
Tsuburaya Fields Holdings, Inc. (Japan)(c)	681	7,833

		82,947

Movies & Entertainment-10.56%
China Ruyi Holdings Ltd. (China)(b)(c)	78,862	19,864
Netflix, Inc.(b)	4,185	2,304,428
Roku, Inc., Class A(b)(c)	2,124	122,470
Spotify Technology S.A. (Sweden)(b)	2,460	689,882

		3,136,644

Semiconductors-19.05%
Advanced Micro Devices, Inc.(b)	6,783	1,074,292
Ambarella, Inc.(b)	678	31,168
MediaTek, Inc. (Taiwan)	27,039	823,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Next Gen Media and Gaming ETF (GGME)–(continued)

April 30, 2024

	Shares	Value
Semiconductors-(continued)
NVIDIA Corp.	2,749	$2,375,191
QUALCOMM, Inc.	8,158	1,353,004

		5,657,397

Systems Software-0.26%
Dolby Laboratories, Inc., Class A	1,002	77,815

Technology Hardware, Storage & Peripherals-16.12%
Apple, Inc.	15,077	2,568,065
HTC Corp. (Taiwan)(b)	12,561	16,453
Kinpo Electronics (Taiwan)	22,926	10,315
Lenovo Group Ltd. (China)	119,193	136,091
Logitech International S.A., Class R (Switzerland)	2,462	193,438
Samsung Electronics Co. Ltd. (South Korea)	26,425	1,481,758
Wacom Co. Ltd. (Japan)	2,418	9,342
Xiaomi Corp., B Shares (China)(b)(d)	168,794	373,793

		4,789,255

Trading Companies & Distributors-0.04%
Xometry, Inc., Class A(b)(c)	723	12,920

Total Common Stocks & Other Equity Interests (Cost $24,525,912)		29,694,567

Money Market Funds-0.24%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(e)(f) (Cost $72,318)	72,318	72,318

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-100.21% (Cost $24,598,230)		29,766,885

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.16%
Invesco Private Government Fund, 5.29%(e)(f)(g)	261,121	$261,121
Invesco Private Prime Fund, 5.46%(e)(f)(g)	677,704	677,907

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $939,072)		939,028

TOTAL INVESTMENTS IN SECURITIES-103.37% (Cost $25,537,302)		30,705,913
OTHER ASSETS LESS LIABILITIES-(3.37)%		(1,002,451)

NET ASSETS-100.00%		$29,703,462

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2024 was $760,990, which represented 2.56% of the Fund’s Net Assets.

(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$79,956	$7,819,860	$(7,827,498)	$-	$-	$72,318	$7,760

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	2,942,832	17,868,153	(20,549,864)	-	-	261,121	47,869	*

Invesco Private Prime Fund	7,567,281	34,184,675	(41,074,272)	1,300	(1,077)	677,907	129,872	*

Total	$10,590,069	$59,872,688	$(69,451,634)	$1,300	$(1,077)	$1,011,346	$185,501

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Next Gen Media and Gaming ETF (GGME)–(continued)

April 30, 2024

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Oil & Gas Services ETF (PXJ)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Oil & Gas Drilling-12.65%
Helmerich & Payne, Inc.	59,447	$2,338,051
Patterson-UTI Energy, Inc.	198,094	2,143,377
Transocean Ltd.(b)(c)	496,092	2,589,600
Valaris Ltd.(b)(c)	67,432	4,387,126

		11,458,154

Oil & Gas Equipment & Services-58.21%
Archrock, Inc.(c)	131,316	2,519,954
Baker Hughes Co., Class A	146,083	4,765,227
Cactus, Inc., Class A(c)	50,857	2,524,542
ChampionX Corp.(c)	142,206	4,773,855
Expro Group Holdings N.V.(b)(c)	120,218	2,255,290
Halliburton Co.	120,807	4,526,638
Helix Energy Solutions Group, Inc.(b)	237,577	2,551,577
Liberty Energy, Inc., Class A(c)	110,241	2,425,302
Oceaneering International, Inc.(b)(c)	106,634	2,442,985
ProFrac Holding Corp., Class A(b)(c)	305,795	2,223,130
ProPetro Holding Corp.(b)(c)	281,587	2,455,439
RPC, Inc.(c)	318,637	2,131,682
Schlumberger N.V.	87,479	4,153,503
TechnipFMC PLC (United Kingdom)	212,900	5,454,497
USA Compression Partners L.P.	94,441	2,288,305
Weatherford International PLC(b)	42,255	5,223,563

		52,715,489

Oil & Gas Storage & Transportation-29.18%
DHT Holdings, Inc.	209,588	2,393,495
Dorian LPG Ltd.	68,404	2,826,453
Frontline PLC (Norway)(c)	180,312	4,235,529
Golar LNG Ltd. (Cameroon)	109,336	2,680,919
International Seaways, Inc.(c)	46,381	2,564,406
Navigator Holdings Ltd.	152,800	2,295,056
Nordic American Tankers Ltd.(c)	551,746	2,151,809

	Shares	Value
Oil & Gas Storage & Transportation-(continued)
Okeanis Eco Tankers Corp. (Greece)(d)	78,595	$2,460,809
Scorpio Tankers, Inc. (Monaco)(c)	34,962	2,459,926
Teekay Tankers Ltd., Class A (Canada)	40,496	2,359,702

		26,428,104

Total Common Stocks & Other Equity Interests (Cost $87,543,603)		90,601,747

Money Market Funds-0.10%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(e)(f) (Cost $88,783)	88,783	88,783

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.14% (Cost $87,632,386)		90,690,530

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-26.47%
Invesco Private Government Fund, 5.29%(e)(f)(g)	6,710,879	6,710,879
Invesco Private Prime Fund, 5.46%(e)(f)(g)	17,255,350	17,260,527

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $23,972,698)		23,971,406

TOTAL INVESTMENTS IN SECURITIES-126.61% (Cost $111,605,084)		114,661,936
OTHER ASSETS LESS LIABILITIES-(26.61)%		(24,095,936)

NET ASSETS-100.00%.		$90,566,000

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2024 represented 2.72% of the Fund’s Net Assets.

(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$82,865	$2,798,631	$(2,792,713)	$-	$-	$88,783	$5,706

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Oil & Gas Services ETF (PXJ)–(continued)

April 30, 2024

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$2,959,918	$73,380,835	$(69,629,874)	$-	$-	$6,710,879	$196,822	*

Invesco Private Prime Fund	7,611,218	147,137,923	(137,488,480)	(1,271)	1,137	17,260,527	524,081	*

Total	$10,654,001	$223,317,389	$(209,911,067)	$(1,271)	$1,137	$24,060,189	$726,609

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Pharmaceuticals ETF (PJP)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.25%
Biotechnology-34.60%
AbbVie, Inc.	77,741	$12,643,796
Amgen, Inc.	55,465	15,194,082
Biogen, Inc.(b)	44,526	9,565,075
Geron Corp.(b)(c)	5,004,899	19,669,253
Gilead Sciences, Inc.	135,477	8,833,100
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(c)(d)	39,023	0
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(c)(d)	39,023	0
Regeneron Pharmaceuticals, Inc.(b)	16,595	14,780,503
United Therapeutics Corp.(b)	45,577	10,680,059

		91,365,868

Health Care Equipment-5.41%
Abbott Laboratories	134,809	14,285,710

Pharmaceuticals-59.24%
Amphastar Pharmaceuticals, Inc.(b)(c)	186,075	7,675,594
ANI Pharmaceuticals, Inc.(b)(c)	167,199	11,035,134
Corcept Therapeutics, Inc.(b)(c)	432,216	10,079,277
Eli Lilly and Co.	20,804	16,250,004
Innoviva, Inc.(b)(c)	617,695	9,333,372
Jazz Pharmaceuticals PLC(b)(c)	77,232	8,553,444
Johnson & Johnson	99,611	14,402,755
Ligand Pharmaceuticals, Inc.(b)(c)	134,863	9,425,575
Merck & Co., Inc.	123,448	15,951,951
Pacira BioSciences, Inc.(b)(c)	326,836	8,579,445
Perrigo Co. PLC(c)	301,964	9,862,144
Pfizer, Inc.	569,915	14,601,222
Prestige Consumer Healthcare, Inc.(b)(c)	141,937	10,185,399
Supernus Pharmaceuticals, Inc.(b)(c)	347,942	10,473,054

		156,408,370

Total Common Stocks & Other Equity Interests (Cost $240,799,684)		262,059,948

	Shares	Value

Money Market Funds-0.09%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(e)(f) (Cost $237,609)	237,609	$237,609

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.34% (Cost $241,037,293)		262,297,557

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-17.28%
Invesco Private Government Fund, 5.29%(e)(f)(g)	12,771,041	12,771,041
Invesco Private Prime Fund, 5.46%(e)(f)(g)	32,837,893	32,847,744

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $45,624,976)		45,618,785

TOTAL INVESTMENTS IN SECURITIES-116.62% (Cost $286,662,269)		307,916,342
OTHER ASSETS LESS LIABILITIES-(16.62)%		(43,881,110)

NET ASSETS-100.00%.		$264,035,232

Investment Abbreviations:

Rts.-Rights

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$106,731	$6,217,360	$ (6,086,482)	$-	$-	$237,609	$9,813

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Pharmaceuticals ETF (PJP)–(continued)

April 30, 2024

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$10,601,820	$161,855,854	$(159,686,633)	$-	$-	$12,771,041	$464,082	*

Invesco Private Prime Fund	27,164,158	272,649,593	(266,961,231)	(5,521)	745	32,847,744	1,220,224	*

Total	$37,872,709	$440,722,807	$(432,734,346)	$(5,521)	$745	$45,856,394	$1,694,119

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Semiconductors ETF (PSI)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Electronic Manufacturing Services-2.61%
TE Connectivity Ltd.	140,858	$19,928,590

Semiconductor Materials & Equipment-47.34%
ACM Research, Inc., Class A(b)	1,077,082	27,487,133
Amkor Technology, Inc.	664,010	21,480,724
Applied Materials, Inc.	191,468	38,035,118
Camtek Ltd. (Israel)(c)	244,507	19,797,732
Entegris, Inc.	145,770	19,375,748
FormFactor, Inc.(b)	497,325	22,175,722
Ichor Holdings Ltd.(b)(c)	478,053	18,538,895
KLA Corp.	55,555	38,293,506
Lam Research Corp.	40,202	35,957,071
MKS Instruments, Inc.	165,280	19,665,014
Nova Ltd. (Israel)(b)(c)	122,197	20,761,270
Onto Innovation, Inc.(b)(c)	117,045	21,710,677
Photronics, Inc.(b)	632,748	17,343,623
Ultra Clean Holdings, Inc.(b)	472,817	19,777,935
Veeco Instruments, Inc.(b)(c)	584,622	20,660,541

		361,060,709

Semiconductors-50.07%
Broadcom, Inc.	29,534	38,402,174
Cirrus Logic, Inc.(b)	219,540	19,444,658
Credo Technology Group Holding Ltd.(b)(c)	922,636	16,487,505
Intel Corp.	813,456	24,786,004
MACOM Technology Solutions Holdings, Inc.(b)(c)	235,846	24,044,500
Marvell Technology, Inc.	303,703	20,017,065
Microchip Technology, Inc.	239,723	22,049,722
Micron Technology, Inc.	448,722	50,687,637
Monolithic Power Systems, Inc.	27,752	18,575,246
NVIDIA Corp.	52,154	45,062,099
NXP Semiconductors N.V. (China)	85,373	21,871,709

	Shares	Value
Semiconductors-(continued)
Qorvo, Inc.(b)	176,607	$20,634,762
QUALCOMM, Inc.	238,313	39,524,211
Skyworks Solutions, Inc.	190,080	20,260,627

		381,847,919

Total Common Stocks & Other Equity Interests (Cost $568,348,490)		762,837,218

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $422,840)	422,840	422,840

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.08% (Cost $568,771,330)		763,260,058

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.87%
Invesco Private Government Fund, 5.29%(d)(e)(f)	10,403,079	10,403,079
Invesco Private Prime Fund, 5.46%(d)(e)(f)	26,742,797	26,750,820

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $37,158,319)		37,153,899

TOTAL INVESTMENTS IN SECURITIES-104.95% (Cost $605,929,649)		800,413,957
OTHER ASSETS LESS LIABILITIES-(4.95)%		(37,757,698)

NET ASSETS-100.00%.		$762,656,259

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$483,981	$5,187,784	$(5,248,925)	$-	$-	$422,840	$11,895

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Semiconductors ETF (PSI)–(continued)

April 30, 2024

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$12,923,048	$192,902,703	$(195,422,672)	$-	$-	$10,403,079	$794,953	*

Invesco Private Prime Fund	33,230,696	408,416,009	(414,903,317)	(3,670)	11,102	26,750,820	2,137,901	*

Total	$46,637,725	$606,506,496	$(615,574,914)	$(3,670)	$11,102	$37,576,739	$2,944,749

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Statements of Assets and Liabilities

April 30, 2024

	Invesco AI and Next Gen Software ETF (IGPT)	Invesco Biotechnology & Genome ETF (PBE)	Invesco Building & Construction ETF (PKB)	Invesco Energy Exploration & Production ETF (PXE)
Assets:
Unaffiliated investments in securities, at value(a)	$275,552,966	$246,005,060	$284,174,549	$150,149,277
Affiliated investments in securities, at value	12,712,222	47,318,975	18,917,105	28,300,574
Cash	-	5,727	-	2,993
Foreign currencies, at value	13,456	-	-	-
Receivable for:
Dividends	62,795	659	45,338	46,398
Securities lending	1,929	3,791	1,406	3,280
Investments sold	-	-	-	-
Investments sold - affiliated broker	-	-	-	-
Fund shares sold	4,613,749	-	-	3,606,916
Expenses absorbed	-	-	-	-
Foreign tax reclaims	6,541	-	-	-
Other assets	35,806	33,994	32,929	41,854

Total assets	292,999,464	293,368,206	303,171,327	182,151,292

Liabilities:
Due to custodian	-	-	-	-
Due to foreign custodian	-	-	-	-
Payable for:
Investments purchased	4,559,421	-	-	3,606,123
Collateral upon return of securities loaned	12,590,163	47,220,360	18,782,658	28,128,659
Expenses recaptured	-	-	-	2,896
Accrued advisory fees	113,298	97,063	118,789	62,584
Accrued trustees’ and officer’s fees	70,613	102,447	70,726	73,529
Accrued expenses	100,139	142,967	134,483	128,270
Accrued tax expenses	-	-	-	66

Total liabilities	17,433,634	47,562,837	19,106,656	32,002,127

Net Assets	$275,565,830	$245,805,369	$284,064,671	$150,149,165

Net assets consist of:
Shares of beneficial interest	$420,421,928	$546,840,618	$339,132,754	$285,320,863
Distributable earnings (loss)	(144,856,098)	(301,035,249)	(55,068,083)	(135,171,698)

Net Assets	$275,565,830	$245,805,369	$284,064,671	$150,149,165

Shares outstanding (unlimited amount authorized, $0.01 par value)	6,570,000	4,040,000	4,110,000	4,360,000
Net asset value	$41.94	$60.84	$69.12	$34.44

Market price	$41.93	$60.87	$69.15	$34.44

Unaffiliated investments in securities, at cost	$237,673,589	$235,717,598	$236,048,399	$134,304,163

Affiliated investments in securities, at cost	$12,712,918	$47,323,899	$18,917,818	$28,303,214

Foreign currencies (due to foreign custodian), at cost	$13,644	$-	$-	$-

(a) Includes securities on loan with an aggregate value of:	$11,580,392	$45,764,059	$18,058,970	$26,355,768

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Food & Beverage ETF (PBJ)	Invesco Leisure and Entertainment ETF (PEJ)	Invesco Next Gen Connectivity ETF (KNCT)	Invesco Next Gen Media and Gaming ETF (GGME)	Invesco Oil & Gas Services ETF (PXJ)	Invesco Pharmaceuticals ETF (PJP)	Invesco Semiconductors ETF (PSI)

$128,435,486	$275,579,636	$38,226,096	$29,694,567	$90,601,747	$262,059,948	$762,837,218
5,943,842	73,272,196	1,002,575	1,011,346	24,060,189	45,856,394	37,576,739
-	-	-	-	-	-	-
-	-	5,792	-	-	-	-

59,635	1,298	74,027	29,487	573	217,064	34,419
704	6,655	193	360	4,003	3,242	3,353
-	-	-	-	49,245	-	-
-	-	-	-	-	1,905,399	-
-	-	-	-	-	-	-
-	-	28,137	32,352	-	-	-
-	-	1,127	1,934	-	-	-
38,777	172,835	10,277	2,373	24,473	41,977	68,537

134,478,444	349,032,620	39,348,224	30,772,419	114,740,230	310,084,024	800,520,266

-	-	3,638	-	-	-	16,375
-	-	-	1,515	-	-	-

-	-	44,997	-	-	-	-
5,665,873	73,023,420	1,002,678	939,072	23,972,698	45,624,976	37,158,319
823	13,831	-	-	-	-	-
53,343	116,096	12,856	12,516	28,159	110,378	317,886
85,106	76,982	-	74,962	86,025	157,766	71,646
138,514	325,534	-	40,892	87,348	155,672	299,781
-	-	-	-	-	-	-

5,943,659	73,555,863	1,064,169	1,068,957	24,174,230	46,048,792	37,864,007

$128,534,785	$275,476,757	$38,284,055	$29,703,462	$90,566,000	$264,035,232	$762,656,259

$235,882,790	$822,027,361	$85,681,625	$134,646,638	$199,958,866	$712,847,431	$716,469,926
(107,348,005)	(546,550,604)	(47,397,570)	(104,943,176)	(109,392,866)	(448,812,199)	46,186,333

$128,534,785	$275,476,757	$38,284,055	$29,703,462	$90,566,000	$264,035,232	$762,656,259

2,700,000	6,230,000	430,000	720,000	2,945,978	3,420,000	14,170,000
$47.61	$44.22	$89.03	$41.25	$30.74	$77.20	$53.82

$47.61	$44.21	$88.86	$41.09	$30.76	$77.23	$53.82

$118,519,833	$258,803,548	$32,650,235	$24,525,912	$87,543,603	$240,799,684	$568,348,490

$5,944,074	$73,278,177	$1,002,678	$1,011,390	$24,061,481	$45,862,585	$37,581,159

$-	$-	$5,859	$(1,553)	$-	$-	$-

$5,402,571	$70,554,840	$946,682	$895,758	$22,236,013	$43,740,661	$35,603,471

57

Statements of Operations

For the year ended April 30, 2024

	Invesco AI and Next Gen Software ETF (IGPT)	Invesco Biotechnology & Genome ETF (PBE)	Invesco Building & Construction ETF (PKB)	Invesco Energy Exploration & Production ETF (PXE)
Investment income:
Unaffiliated dividend income	$717,712	$883,167	$2,044,690	$4,618,617
Affiliated dividend income	11,009	11,375	8,520	6,745
Securities lending income, net	25,008	142,145	22,683	57,337
Foreign withholding tax	(21,678)	-	-	-

Total investment income	732,051	1,036,687	2,075,893	4,682,699

Expenses:
Unitary management fees	-	-	-	-
Advisory fees	993,605	1,213,191	1,201,513	752,524
Sub-licensing fees	46,276	91,486	95,093	65,317
Accounting & administration fees	19,524	19,175	25,576	18,792
Professional fees	25,440	24,212	24,898	24,395
Printing fees	21,380	31,872	2,067	47,927
Custodian & transfer agent fees	16,022	6,015	5,341	23,068
Trustees’ and officer’s fees	18,850	26,671	20,294	21,379
Recapture (Note 3)	18,714	-	-	-
Other expenses	1,815	(293)	(750)	(1,287)

Total expenses	1,161,626	1,412,329	1,374,032	952,115

Less: Waivers	(211)	(225)	(166)	(3,036)

Net expenses	1,161,415	1,412,104	1,373,866	949,079

Net investment income (loss)	(429,364)	(375,417)	702,027	3,733,620

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	8,442,252	(9,750,881)	3,819,654	(17,116,014)
Affiliated investment securities	(2,037)	9,929	3,036	16,060
In-kind redemptions	3,353,932	6,992,741	47,111,663	6,367,129
Foreign currencies	(132,111)	-	-	-

Net realized gain (loss)	11,662,036	(2,748,211)	50,934,353	(10,732,825)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	34,369,137	(2,933,046)	31,494,344	45,932,318
Affiliated investment securities	483	163	(600)	(2,600)
Foreign currencies	(1,763)	-	-	-

Change in net unrealized appreciation (depreciation)	34,367,857	(2,932,883)	31,493,744	45,929,718

Net realized and unrealized gain (loss)	46,029,893	(5,681,094)	82,428,097	35,196,893

Net increase (decrease) in net assets resulting from operations	$45,600,529	$(6,056,511)	$83,130,124	$38,930,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Food & Beverage ETF (PBJ)	Invesco Leisure and Entertainment ETF (PEJ)	Invesco Next Gen Connectivity ETF (KNCT)	Invesco Next Gen Media and Gaming ETF (GGME)	Invesco Oil & Gas Services ETF (PXJ)	Invesco Pharmaceuticals ETF (PJP)	Invesco Semiconductors ETF (PSI)

$3,750,671	$1,900,213	$650,522	$229,197	$1,622,596	$4,186,691	$5,385,306
8,275	16,086	4,397	7,760	5,706	9,813	11,895
61,641	1,717,281	70,392	113,398	25,464	75,711	89,612
(40)	-	(29,139)	(14,469)	-	-	(133,940)

3,820,547	3,633,580	696,172	335,886	1,653,766	4,272,215	5,352,873

-	-	106,198	-	-	-	-
1,033,992	1,709,878	63,717	156,028	329,415	1,386,309	3,291,592
81,170	192,794	2,498	3,349	39,785	102,295	221,657
28,306	3,958	(143)	6,500	7,713	32,579	48,740
25,479	22,960	18,218	49,136	23,848	20,821	24,086
43,239	(937)	10,282	17,955	27,049	(23,783)	45,453
39,227	(6,450)	(9,195)	11,383	27,816	8,447	17,686
24,060	23,461	1,758	20,184	22,698	36,680	24,699
-	-	72	-	-	-	-
(330)	5,282	(6,925)	(4,524)	(2,307)	(4,509)	2,996

1,275,143	1,950,946	186,480	260,011	476,017	1,558,839	3,676,909

(169)	(8,953)	(86)	(69,369)	(40,092)	(192)	(232)

1,274,974	1,941,993	186,394	190,642	435,925	1,558,647	3,676,677

2,545,573	1,691,587	509,778	145,244	1,217,841	2,713,568	1,676,196

(7,482,634)	(19,713,007)	2,253,722	(5,900,992)	(7,077,712)	3,233,866	(9,651,766)
3,633	1,204	769	(1,077)	1,137	745	11,102
9,452,909	27,687,553	1,172,560	1,617,161	1,340,382	19,184,197	53,202,579
-	-	(40,325)	(38,047)	-	-	-

1,973,908	7,975,750	3,386,726	(4,322,955)	(5,736,193)	22,418,808	43,561,915

(11,272,046)	7,756,541	4,648,178	10,307,937	11,831,612	(25,050,493)	188,753,302
(232)	1,619	(103)	1,300	(1,271)	(5,521)	(3,670)
-	-	(1,070)	(955)	-	-	-

(11,272,278)	7,758,160	4,647,005	10,308,282	11,830,341	(25,056,014)	188,749,632

(9,298,370)	15,733,910	8,033,731	5,985,327	6,094,148	(2,637,206)	232,311,547

$(6,752,797)	$17,425,497	$8,543,509	$6,130,571	$7,311,989	$76,362	$233,987,743

59

Statements of Changes in Net Assets

For the years ended April 30, 2024 and 2023

	Invesco AI and Next Gen Software ETF (IGPT)				Invesco Biotechnology & Genome ETF (PBE)
	2024		2023		2024	2023
Operations:
Net investment income (loss)	$(429,364)		$2,368,114		$(375,417)	$(238,973)
Net realized gain (loss)	11,662,036		(58,255,316)		(2,748,211)	(10,970,866)
Change in net unrealized appreciation (depreciation)	34,367,857		52,440,079		(2,932,883)	35,128,107

Net increase (decrease) in net assets resulting from operations	45,600,529		(3,447,123)		(6,056,511)	23,918,268

Distributions to Shareholders from:
Distributable earnings	-		(2,689,882)		(147,538)	-

Shareholder Transactions:
Proceeds from shares sold	82,953,904		2,006,325		39,674,463	90,047,476
Value of shares repurchased	(33,046,464)		(56,049,648)		(39,322,066)	(70,499,457)

Net increase (decrease) in net assets resulting from share transactions	49,907,440		(54,043,323)		352,397	19,548,019

Net increase (decrease) in net assets	95,507,969		(60,180,328)		(5,851,652)	43,466,287

Net assets:
Beginning of year	180,057,861		240,238,189		251,657,021	208,190,734

End of year	$275,565,830		$180,057,861		$245,805,369	$251,657,021

Changes in Shares Outstanding:
Shares sold	1,940,000	(a)	60,000	(a)	650,000	1,480,000
Shares repurchased	(950,000	)(a)	(1,770,000	)(a)	(630,000)	(1,160,000)
Shares outstanding, beginning of year	5,580,000	(a)	7,290,000	(a)	4,020,000	3,700,000

Shares outstanding, end of year	6,570,000	(a)	5,580,000	(a)	4,040,000	4,020,000

(a)	Changes in shares outstanding have been restated to reflect a three-for-one stock split effective after the close of business on July 14, 2023. See Note 10.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Building & Construction ETF (PKB)		Invesco Energy Exploration & Production ETF (PXE)		Invesco Food & Beverage ETF (PBJ)		Invesco Leisure and Entertainment ETF (PEJ)
2024	2023	2024	2023	2024	2023	2024	2023

$702,027	$622,124	$3,733,620	$9,327,805	$2,545,573	$7,704,222	$1,691,587	$3,617,656
50,934,353	(12,896,199)	(10,732,825)	65,482,071	1,973,908	(5,378,167)	7,975,750	(272,836,513)
31,493,744	31,328,255	45,929,718	(96,932,926)	(11,272,278)	5,360,645	7,758,160	145,238,017

83,130,124	19,054,180	38,930,513	(22,123,050)	(6,752,797)	7,686,700	17,425,497	(123,980,840)

(826,953)	(597,983)	(3,746,933)	(9,616,549)	(3,378,196)	(6,857,863)	(1,642,821)	(3,846,251)

266,324,608	68,792,752	38,573,971	375,874,783	10,883,322	236,684,423	121,216,832	111,142,758
(248,183,880)	(50,950,001)	(86,181,100)	(445,778,697)	(208,264,374)	(204,319,168)	(315,143,720)	(879,116,414)

18,140,728	17,842,751	(47,607,129)	(69,903,914)	(197,381,052)	32,365,255	(193,926,888)	(767,973,656)

100,443,899	36,298,948	(12,423,549)	(101,643,513)	(207,512,045)	33,194,092	(178,144,212)	(895,800,747)

183,620,772	147,321,824	162,572,714	264,216,227	336,046,830	302,852,738	453,620,969	1,349,421,716

$284,064,671	$183,620,772	$150,149,165	$162,572,714	$128,534,785	$336,046,830	$275,476,757	$453,620,969

4,480,000	1,540,000	1,150,000	11,490,000	240,000	5,170,000	2,890,000	2,710,000
(4,230,000)	(1,240,000)	(2,880,000)	(14,890,000)	(4,660,000)	(4,540,000)	(7,610,000)	(22,930,000)
3,860,000	3,560,000	6,090,000	9,490,000	7,120,000	6,490,000	10,950,000	31,170,000

4,110,000	3,860,000	4,360,000	6,090,000	2,700,000	7,120,000	6,230,000	10,950,000

61

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2024 and 2023

	Invesco Next Gen Connectivity ETF (KNCT)		Invesco Next Gen Media and Gaming ETF (GGME)
	2024	2023	2024	2023
Operations:
Net investment income	$509,778	$29,977	$145,244	$775,383
Net realized gain (loss)	3,386,726	(7,141,326)	(4,322,955)	(13,366,535)
Change in net unrealized appreciation (depreciation)	4,647,005	2,778,829	10,308,282	7,381,796

Net increase (decrease) in net assets resulting from operations	8,543,509	(4,332,520)	6,130,571	(5,209,356)

Distributions to Shareholders from:
Distributable earnings	(383,425)	(598,396)	(341,459)	(672,062)

Shareholder Transactions:
Proceeds from shares sold	972	8,138,121	646,109	10,335,959
Value of shares repurchased	(6,765,775)	(11,400,298)	(8,593,685)	(11,042,508)

Net increase (decrease) in net assets resulting from share transactions	(6,764,803)	(3,262,177)	(7,947,576)	(706,549)

Net increase (decrease) in net assets	1,395,281	(8,193,093)	(2,158,464)	(6,587,967)

Net assets:
Beginning of year	36,888,774	45,081,867	31,861,926	38,449,893

End of year	$38,284,055	$36,888,774	$29,703,462	$31,861,926

Changes in Shares Outstanding:
Shares sold	-	110,000	20,000	300,000
Shares repurchased	(80,000)	(160,000)	(230,000)	(320,000)
Shares outstanding, beginning of year	510,000	560,000	930,000	950,000

Shares outstanding, end of year	430,000	510,000	720,000	930,000

(a)	Changes in shares outstanding have been restated to reflect a three-for-one stock split effective after the close of business on July 14, 2023. See Note 10.
(b)	Changes in shares outstanding have been restated to reflect a one-for-five reverse stock split effective after the close of business on July 14, 2023. See Note 10.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco Oil & Gas Services ETF (PXJ)				Invesco Pharmaceuticals ETF (PJP)		Invesco Semiconductors ETF (PSI)
2024		2023		2024	2023	2024		2023

$1,217,841		$636,959		$2,713,568	$2,809,472	$1,676,196		$2,907,758
(5,736,193)		3,208,517		22,418,808	(21,548,506)	43,561,915		(96,385,960)
11,830,341		(11,014,297)		(25,056,014)	27,040,908	188,749,632		97,546,144

7,311,989		(7,168,821)		76,362	8,301,874	233,987,743		4,067,942

(1,168,441)		(636,965)		(2,721,344)	(3,108,674)	(1,955,418)		(3,263,542)

84,666,249		94,100,045		35,576,332	39,783,422	200,263,341		85,135,316
(82,970,999)		(71,513,523)		(74,496,708)	(59,858,382)	(180,652,259)		(165,236,558)

1,695,250		22,586,522		(38,920,376)	(20,074,960)	19,611,082		(80,101,242)

7,838,798		14,780,736		(41,565,358)	(14,881,760)	251,643,407		(79,296,842)

82,727,202		67,946,466		305,600,590	320,482,350	511,012,852		590,309,694

$90,566,000		$82,727,202		$264,035,232	$305,600,590	$762,656,259		$511,012,852

2,830,000	(b)	3,696,000	(b)	460,000	520,000	4,100,000	(a)	2,190,000	(a)
(3,296,022	)(b)	(3,422,000	)(b)	(980,000)	(800,000)	(3,700,000	)(a)	(4,620,000	)(a)
3,412,000	(b)	3,138,000	(b)	3,940,000	4,220,000	13,770,000	(a)	16,200,000	(a)

2,945,978	(b)	3,412,000	(b)	3,420,000	3,940,000	14,170,000	(a)	13,770,000	(a)

63

Financial Highlights

Invesco AI and Next Gen Software ETF (IGPT)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)		2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$32.27	$32.95	$54.43		$32.95	$32.03

Net investment income (loss)(b)	(0.08)	0.38	0.21	(c)	(0.14)	0.01
Net realized and unrealized gain (loss) on investments	9.75	(0.63)	(19.04)		21.62	0.95

Total from investment operations	9.67	(0.25)	(18.83)		21.48	0.96

Distributions to shareholders from:
Net investment income	-	(0.43)	(0.24)		-	(0.04)
Net realized gains	-	-	(2.41)		-	-

Total distributions	-	(0.43)	(2.65)		-	(0.04)

Net asset value at end of year	$41.94	$32.27	$32.95		$54.43	$32.95

Market price at end of year(d)	$41.93	$32.26	$32.93		$54.41	$32.93

Net Asset Value Total Return(e)	29.97%	(0.71)%	(35.58)%		65.17%	2.99%
Market Price Total Return(e)	29.97%	(0.67)%	(35.59)%		65.21%	2.91%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$275,566	$180,058	$240,238		$622,085	$400,339
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.63%	0.56%		0.56%	0.56%
Expenses, prior to Waivers	0.58%	0.64%	0.56%		0.56%	0.56%
Net investment income (loss)	(0.22)%	1.18%	0.44	%(c)	(0.31)%	0.03%
Portfolio turnover rate(f)	143%	190%	209%		176%	190%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $(0.36) and (0.26)%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2024, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Financial Highlights–(continued)

Invesco Biotechnology & Genome ETF (PBE)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$62.60	$56.27	$75.35	$53.16	$52.22

Net investment income (loss)(a)	(0.10)	(0.06)	(0.10)	(0.19)	0.00 (b)
Net realized and unrealized gain (loss) on investments	(1.62)	6.39	(18.98)	22.38	0.97

Total from investment operations	(1.72)	6.33	(19.08)	22.19	0.97

Distributions to shareholders from:
Net investment income	(0.04)	-	-	-	(0.03)

Net asset value at end of year	$60.84	$62.60	$56.27	$75.35	$53.16

Market price at end of year(c)	$60.87	$62.59	$56.24	$75.31	$53.27

Net Asset Value Total Return(d)	(2.75)%	11.25%	(25.32)%	41.74%	1.87%
Market Price Total Return(d)	(2.69)%	11.29%	(25.32)%	41.37%	2.08%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$245,805	$251,657	$208,191	$287,833	$220,611
Ratio to average net assets of:
Expenses	0.58%	0.58%	0.57%	0.59%	0.58%
Net investment income (loss)	(0.15)%	(0.10)%	(0.14)%	(0.30)%	0.01%
Portfolio turnover rate(e)	109%	71%	121%	151%	252%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Building & Construction ETF (PKB)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$47.57	$41.38	$51.43	$25.83	$30.04

Net investment income(a)	0.17	0.21	0.14	0.10	0.12
Net realized and unrealized gain (loss) on investments	21.57	6.18	(10.05)	25.62	(4.19)

Total from investment operations	21.74	6.39	(9.91)	25.72	(4.07)

Distributions to shareholders from:
Net investment income	(0.19)	(0.20)	(0.14)	(0.12)	(0.14)

Net asset value at end of year	$69.12	$47.57	$41.38	$51.43	$25.83

Market price at end of year(b)	$69.15	$47.56	$41.38	$51.48	$25.89

Net Asset Value Total Return(c)	45.81%	15.53%	(19.31)%	99.81%	(13.59)%
Market Price Total Return(c)	45.90%	15.50%	(19.39)%	99.54%	(13.42)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$284,065	$183,621	$147,322	$279,793	$69,753
Ratio to average net assets of:
Expenses	0.57%	0.62%	0.57%	0.60%	0.59%
Net investment income	0.29%	0.49%	0.29%	0.25%	0.38%
Portfolio turnover rate(d)	105%	118%	151%	136%	139%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Financial Highlights–(continued)

Invesco Energy Exploration & Production ETF (PXE)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$26.70	$27.84	$15.09	$10.12	$19.55

Net investment income(a)	0.76	1.01	0.51	0.15	0.26
Net realized and unrealized gain (loss) on investments	7.76	(1.12)	12.68	5.22	(9.41)

Total from investment operations	8.52	(0.11)	13.19	5.37	(9.15)

Distributions to shareholders from:
Net investment income	(0.78)	(1.03)	(0.44)	(0.40)	(0.28)

Net asset value at end of year	$34.44	$26.70	$27.84	$15.09	$10.12

Market price at end of year(b)	$34.44	$26.70	$27.79	$15.12	$10.11

Net Asset Value Total Return(c)	32.29%	(0.52)%	88.75%	55.47%	(47.06)%
Market Price Total Return(c)	32.28%	(0.34)%	88.04%	55.94%	(47.17)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$150,149	$162,573	$264,216	$59,593	$16,693
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.60%	0.63%	0.63%	0.65	%(d)
Expenses, prior to Waivers	0.63%	0.60%	0.63%	0.95%	0.86	%(d)
Net investment income	2.48%	3.38%	2.41%	1.30%	1.80	%(d)
Portfolio turnover rate(e)	106%	94%	63%	73%	126%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights–(continued)

Invesco Food & Beverage ETF (PBJ)

	Years Ended April 30,
	2024	2023		2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$47.20	$46.66		$41.25	$30.36	$34.21

Net investment income(a)	0.56	1.07	(b)	0.34	0.47	0.41
Net realized and unrealized gain (loss) on investments	0.55 (c)	0.40	(c)	5.46	10.87	(3.81)

Total from investment operations	1.11	1.47		5.80	11.34	(3.40)

Distributions to shareholders from:
Net investment income	(0.70)	(0.93)		(0.39)	(0.45)	(0.45)

Net asset value at end of year	$47.61	$47.20		$46.66	$41.25	$30.36

Market price at end of year(d)	$47.61	$47.21		$46.70	$41.27	$30.38

Net Asset Value Total Return(e)	2.43%	3.25%		14.14%	37.65%	(10.00)%
Market Price Total Return(e)	2.41%	3.19%		14.18%	37.63%	(9.90)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$128,535	$336,047		$302,853	$83,735	$63,746
Ratio to average net assets of:
Expenses, after Waivers	0.62%	0.57%		0.63%	0.63%	0.64	%(f)
Expenses, prior to Waivers	0.62%	0.57%		0.63%	0.68%	0.64	%(f)
Net investment income	1.23%	2.36	%(b)	0.78%	1.35%	1.23	%(f)
Portfolio turnover rate(g)	118%	95%		98%	116%	136%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.66 and 1.44%, respectively.

(c)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights–(continued)

Invesco Leisure and Entertainment ETF (PEJ)

	Years Ended April 30,
	2024	2023	2022	2021		2020
Per Share Operating Performance:
Net asset value at beginning of year	$41.43	$43.29	$46.00	$27.39		$44.80

Net investment income(a)	0.20	0.19	0.18	0.31	(b)	0.18
Net realized and unrealized gain (loss) on investments	2.81	(1.82)	(2.68)	18.62		(17.35)

Total from investment operations	3.01	(1.63)	(2.50)	18.93		(17.17)

Distributions to shareholders from:
Net investment income	(0.22)	(0.23)	(0.21)	(0.32)		(0.24)

Net asset value at end of year	$44.22	$41.43	$43.29	$46.00		$27.39

Market price at end of year(c)	$44.21	$41.41	$43.29	$45.93		$27.48

Net Asset Value Total Return(d)	7.28%	(3.71)%	(5.47)%	69.34%		(38.42)%
Market Price Total Return(d)	7.31%	(3.75)%	(5.32)%	68.53%		(38.19)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$275,477	$453,621	$1,349,422	$1,787,267		$135,590
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.58%	0.54%	0.55%		0.64	%(e)
Expenses, prior to Waivers	0.57%	0.58%	0.55%	0.55%		0.70	%(e)
Net investment income	0.49%	0.49%	0.38%	0.76	%(b)	0.47	%(e)
Portfolio turnover rate(f)	163%	165%	153%	126%		163%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.01 and 0.02%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights–(continued)

Invesco Next Gen Connectivity ETF (KNCT)

	Years Ended April 30,
	2024	2023	2022		2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$72.33	$80.50	$85.40		$57.59	$63.16

Net investment income(a)	1.07	0.06	2.23	(b)	0.08	0.10
Net realized and unrealized gain (loss) on investments	16.47	(7.12)	(6.10)		27.86	(5.51)

Total from investment operations	17.54	(7.06)	(3.87)		27.94	(5.41)

Distributions to shareholders from:
Net investment income	(0.84)	(1.11)	(1.03)		(0.13)	(0.16)

Net asset value at end of year	$89.03	$72.33	$80.50		$85.40	$57.59

Market price at end of year(c)	$88.86	$72.28	$80.36		$85.46	$57.51

Net Asset Value Total Return(d)	24.28%	(8.77)%	(4.67)%		48.59%	(8.56)%
Market Price Total Return(d)	24.12%	(8.66)%	(4.91)%		48.90%	(8.66)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$38,284	$36,889	$45,082		$41,848	$46,070
Ratio to average net assets of:
Expenses, after Waivers	0.47%	0.63%	0.63%		0.63%	0.64	%(e)
Expenses, prior to Waivers	0.47%	0.79%	0.69%		0.73%	0.65	%(e)
Net investment income	1.30%	0.08%	2.42	%(b)	0.11%	0.17	%(e)
Portfolio turnover rate(f)	119%	109%	109%		103%	99%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.47 and 1.60%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2024, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Financial Highlights–(continued)

Invesco Next Gen Media and Gaming ETF (GGME)

	Years Ended April 30,
	2024	2023	2022	2021		2020
Per Share Operating Performance:
Net asset value at beginning of year	$34.26	$40.47	$52.00	$27.88		$34.65

Net investment income(a)	0.17	0.78	0.06	0.40	(b)	0.12
Net realized and unrealized gain (loss) on investments	7.19	(6.30)	(11.42)	23.96		(6.75)

Total from investment operations	7.36	(5.52)	(11.36)	24.36		(6.63)

Distributions to shareholders from:
Net investment income	(0.37)	(0.69)	(0.17)	(0.24)		(0.14)

Net asset value at end of year	$41.25	$34.26	$40.47	$52.00		$27.88

Market price at end of year(c)	$41.09	$34.24	$40.43	$51.96		$27.85

Net Asset Value Total Return(d)	21.70%	(13.54)%	(21.90)%	87.47%		(19.20)%
Market Price Total Return(d)	21.30%	(13.50)%	(21.92)%	87.53%		(19.28)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$29,703	$31,862	$38,450	$82,685		$30,668
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.63%	0.63%	0.63%		0.64	%(e)
Expenses, prior to Waivers	0.83%	0.80%	0.64%	0.72%		0.67	%(e)
Net investment income	0.47%	2.21%	0.12%	0.94	%(b)	0.36	%(e)
Portfolio turnover rate(f)	147%	91%	99%	99%		146%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.04 and 0.08%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2024, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Financial Highlights–(continued)

Invesco Oil & Gas Services ETF (PXJ)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)		2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$24.25	$21.65	$16.30	$11.95		$34.35

Net investment income(b)	0.53	0.25	0.02	0.35	(c)	0.35
Net realized and unrealized gain (loss) on investments	6.57	2.55 (d)	5.43	4.70	(d)	(22.35)

Total from investment operations	7.10	2.80	5.45	5.05		(22.00)

Distributions to shareholders from:
Net investment income	(0.61)	(0.20)	(0.10)	(0.70)		(0.40)

Net asset value at end of year	$30.74	$24.25	$21.65	$16.30		$11.95

Market price at end of year(e)	$30.76	$24.25	$21.65	$16.35		$12.00

Net Asset Value Total Return(f)	29.50%	13.10%	33.40%	43.34%		(63.87)%
Market Price Total Return(f)	29.58%	13.10%	33.00%	43.19%		(63.72)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$90,566	$82,727	$67,946	$55,918		$5,971
Ratio to average net assets of:
Expenses, after Waivers	0.66%	0.63%	0.63%	0.63%		0.67	%(g)
Expenses, prior to Waivers	0.72%	0.68%	0.74%	1.17%		1.09	%(g)
Net investment income	1.85%	1.03%	0.12%	2.32	%(c)	1.51	%(g)
Portfolio turnover rate(h)	67%	64%	109%	63%		82%

(a)	Per share amounts have been adjusted to reflect a one-for-five reverse stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.03 and 1.07%, respectively.

(d)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(e)	The mean between the last bid and ask prices.
(f)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(g)	Ratios include non-recurring costs associated with a proxy statement of 0.04%.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Financial Highlights–(continued)

Invesco Pharmaceuticals ETF (PJP)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$77.56	$75.94	$78.11	$62.54	$62.65

Net investment income(a)	0.74	0.67	0.73	0.53	0.55
Net realized and unrealized gain (loss) on investments	(0.36)	1.70 (b)	(2.19)	15.60	(0.08)

Total from investment operations	0.38	2.37	(1.46)	16.13	0.47

Distributions to shareholders from:
Net investment income	(0.74)	(0.75)	(0.71)	(0.56)	(0.58)

Net asset value at end of year	$77.20	$77.56	$75.94	$78.11	$62.54

Market price at end of year(c)	$77.23	$77.54	$75.97	$78.17	$62.49

Net Asset Value Total Return(d)	0.51%	3.17%	(1.91)%	25.91%	0.83%
Market Price Total Return(d)	0.58%	3.10%	(1.94)%	26.10%	0.77%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$264,035	$305,601	$320,482	$358,503	$356,497
Ratio to average net assets of:
Expenses	0.56%	0.57%	0.56%	0.58%	0.56%
Net investment income	0.98%	0.88%	0.92%	0.76%	0.92%
Portfolio turnover rate(e)	36%	36%	40%	48%	63%

(a)	Based on average shares outstanding.
(b)

Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net realized and unrealized gain (loss) on investments per share would have been $1.58. Total returns would have been lower.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Semiconductors ETF (PSI)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$37.11	$36.44	$40.36	$21.20	$19.36

Net investment income(b)	0.12	0.20	0.12	0.06	0.10
Net realized and unrealized gain (loss) on investments	16.73	0.69	(3.94)	19.16	1.87

Total from investment operations	16.85	0.89	(3.82)	19.22	1.97

Distributions to shareholders from:
Net investment income	(0.14)	(0.22)	(0.10)	(0.06)	(0.13)

Net asset value at end of year	$53.82	$37.11	$36.44	$40.36	$21.20

Market price at end of year(c)	$53.82	$37.10	$36.44	$40.32	$21.24

Net Asset Value Total Return(d)	45.46%	2.49%	(9.50)%	90.85%	10.23%
Market Price Total Return(d)	45.49%	2.48%	(9.41)%	90.32%	10.51%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$762,656	$511,013	$590,310	$633,276	$228,946
Ratio to average net assets of:
Expenses	0.56%	0.57%	0.55%	0.56%	0.57%
Net investment income	0.25%	0.55%	0.26%	0.20%	0.49%
Portfolio turnover rate(e)	105%	108%	84%	95%	94%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2024

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Former Fund Name	Short Name

Invesco AI and Next Gen Software ETF (IGPT)*	Invesco Dynamic Software ETF	“AI and Next Gen Software ETF”

Invesco Biotechnology & Genome ETF (PBE)*	Invesco Dynamic Biotechnology & Genome ETF	“Biotechnology & Genome ETF”

Invesco Building & Construction ETF (PKB)*	Invesco Dynamic Building & Construction ETF	“Building & Construction ETF”

Invesco Energy Exploration & Production ETF (PXE)*	Invesco Dynamic Energy Exploration & Production ETF	“Energy Exploration & Production ETF”

Invesco Food & Beverage ETF (PBJ)*	Invesco Dynamic Food & Beverage ETF	“Food & Beverage ETF”

Invesco Leisure and Entertainment ETF (PEJ)*	Invesco Dynamic Leisure and Entertainment ETF	“Leisure and Entertainment ETF”

Invesco Next Gen Connectivity ETF (KNCT)*	Invesco Dynamic Networking ETF	“Next Gen Connectivity ETF”

Invesco Next Gen Media and Gaming ETF (GGME)*	Invesco Dynamic Media ETF	“Next Gen Media and Gaming ETF”

Invesco Oil & Gas Services ETF (PXJ)*	Invesco Dynamic Oil & Gas Services ETF	“Oil & Gas Services ETF”

Invesco Pharmaceuticals ETF (PJP)*	Invesco Dynamic Pharmaceuticals ETF	“Pharmaceuticals ETF”

Invesco Semiconductors ETF (PSI)*	Invesco Dynamic Semiconductors ETF	“Semiconductors ETF”

* Effective after the close of markets on August 25, 2023, the Fund’s name changed.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

AI and Next Gen Software ETF	STOXX World AC NexGen Software Development Index

Biotechnology & Genome ETF	Dynamic Biotech & Genome Intellidex® Index

Building & Construction ETF	Dynamic Building & Construction Intellidex® Index

Energy Exploration & Production ETF	Dynamic Energy Exploration & Production Intellidex® Index

Food & Beverage ETF	Dynamic Food & Beverage Intellidex® Index

Leisure and Entertainment ETF	Dynamic Leisure & Entertainment Intellidex® Index

Next Gen Connectivity ETF	STOXX World AC NexGen Connectivity Index

Next Gen Media and Gaming ETF	STOXX World AC NexGen Media Index

Oil & Gas Services ETF	Dynamic Oil Services Intellidex® Index

Pharmaceuticals ETF	Dynamic Pharmaceutical Intellidex® Index

Semiconductors ETF	Dynamic Semiconductor Intellidex® Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

73

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity

74

to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax

75

benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - Certain Funds are subject to foreign withholding tax imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. Certain Funds may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. Certain Funds will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign tax reclaims on the Statements of Assets and Liabilities. There is no guarantee that a Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statements of Operations, and any related interest is included in Unaffiliated interest income. Certain Funds may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are excluded from the unitary management fee and are reflected on the Statements of Operations as Professional fees, if any. In the event tax refunds received by a Fund during the fiscal year exceed the foreign withholding taxes paid by a Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended April 30, 2024, the Funds did not enter into any closing agreements.

G.

Expenses - Effective August 28, 2023, Next Gen Connectivity ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Each Fund (except for Next Gen Connectivity ETF) is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

Prior to August 28, 2023, Next Gen Connectivity ETF was responsible for all of its own expenses, including, but not limited to, the expenses listed directly above.

Expenses of the Trust that are directly identifiable to a specific Fund, including expenses that are excluded from a Fund’s unitary management fee (if applicable), are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund, including expenses that are excluded from a Fund’s unitary management fee (if applicable), are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between

76

such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended April 30, 2024, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

AI and Next Gen Software ETF	$1,490

Biotechnology & Genome ETF	9,053

Building & Construction ETF	1,219

Energy Exploration & Production ETF	5,033

Food & Beverage ETF	4,748

Leisure and Entertainment ETF	17,269

Next Gen Connectivity ETF	461

Next Gen Media and Gaming ETF	4,464

Oil & Gas Services ETF	1,866

Pharmaceuticals ETF	3,821

Semiconductors ETF	5,521

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books

77

and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

The performance of a Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause a Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that a Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of a Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statements of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

L.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

78

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. From time to time, certain companies in which the Funds invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.

Index Risk. Unlike many investment companies that are “actively managed”, each Fund is a “passive” investor and therefore does not utilize an investing strategy that seeks returns in excess of its respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. If a specific security is removed from an Underlying Index, its respective Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. An Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

79

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Valuation Time Risk. Because foreign exchanges may be open on days when a Fund does not price its Shares, the value of the non-U.S. securities in a Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to an Investment Advisory Agreement, each Fund (except for Next Gen Connectivity ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, Next Gen Connectivity ETF accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.40% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

Prior to August 28, 2023, Next Gen Connectivity ETF accrued daily and paid monthly to the Adviser an annual fee of 0.50% of its average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except Next Gen Connectivity ETF), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser)) of each Fund (except Next Gen Connectivity ETF) from exceeding 0.60% of the Fund’s average daily net assets per year (an “Expense Cap”), through at least August 31, 2026. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2026. During its term, the Expense Agreement cannot be terminated or amended to increase a Fund’s Expense Cap without approval of the Board of Trustees.

Prior to August 28, 2023, the Trust also had entered into the Expense Agreement with the Adviser on behalf of Next Gen Connectivity ETF, pursuant to which the Adviser had agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Next Gen Connectivity ETF (excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser)) from exceeding 0.60% of the Fund’s average daily net assets per year (an “Expense Cap”).

The Adviser did not waive fees and/or pay Fund expenses during the period under the Expense Cap for AI and Next Gen Software ETF, Biotechnology & Genome ETF, Building & Construction ETF, Energy Exploration & Production ETF, Food & Beverage ETF, Leisure and Entertainment ETF, Next Gen Connectivity ETF, Pharmaceuticals ETF and Semiconductors ETF.

Further, through at least August 31, 2026, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This waiver is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2024, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

AI and Next Gen Software ETF	$211

Biotechnology & Genome ETF	225

Building & Construction ETF	166

Energy Exploration & Production ETF	3,036

Food & Beverage ETF	169

80

Leisure and Entertainment ETF	$8,953

Next Gen Connectivity ETF	86

Next Gen Media and Gaming ETF	69,369

Oil & Gas Services ETF	40,092

Pharmaceuticals ETF	192

Semiconductors ETF	232

For each Fund (except for Next Gen Connectivity ETF), the fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For Next Gen Connectivity ETF, the fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap were subject to recapture by the Adviser, under the same conditions described above. Claims for any unreimbursed fees were terminated in connection with the implementation of Next Gen Connectivity ETF’s unitary management fee effective on August 28, 2023.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule as of April 30, 2024 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/25	4/30/26	4/30/27

Next Gen Media and Gaming ETF	$140,087	$12,359	$58,501	$69,227

Oil & Gas Services ETF	112,565	39,278	33,302	39,985

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

AI and Next Gen Software ETF	STOXX Ltd.

Biotechnology & Genome ETF	ICE Data Indices, LLC

Building & Construction ETF	ICE Data Indices, LLC

Energy Exploration & Production ETF	ICE Data Indices, LLC

Food & Beverage ETF	ICE Data Indices, LLC

Leisure and Entertainment ETF	ICE Data Indices, LLC

Next Gen Connectivity ETF	STOXX Ltd.

Next Gen Media and Gaming ETF	STOXX Ltd.

Oil & Gas Services ETF	ICE Data Indices, LLC

Pharmaceuticals ETF	ICE Data Indices, LLC

Semiconductors ETF	ICE Data Indices, LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2024, the Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

AI and Next Gen Software ETF	$44,233

Biotechnology & Genome ETF	47,669

Building & Construction ETF	11,828

Energy Exploration & Production ETF	42,938

Food & Beverage ETF	29,112

81

Leisure and Entertainment ETF	$105,447

Next Gen Connectivity ETF	11,655

Next Gen Media and Gaming ETF	15,790

Oil & Gas Services ETF	21,208

Pharmaceuticals ETF	19,597

Semiconductors ETF	42,890

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

AI and Next Gen Software ETF
Investments in Securities

Common Stocks & Other Equity Interests	$275,552,966	$-	$-	$275,552,966

Money Market Funds	122,755	12,589,467	-	12,712,222

Total Investments	$275,675,721	$12,589,467	$-	$288,265,188

Biotechnology & Genome ETF
Investments in Securities

Common Stocks & Other Equity Interests	$246,005,060	$-	$-	$246,005,060

Money Market Funds	103,539	47,215,436	-	47,318,975

Total Investments	$246,108,599	$47,215,436	$-	$293,324,035

Building & Construction ETF
Investments in Securities

Common Stocks & Other Equity Interests	$284,174,549	$-	$-	$284,174,549

Money Market Funds	135,160	18,781,945	-	18,917,105

Total Investments	$284,309,709	$18,781,945	$-	$303,091,654

Energy Exploration & Production ETF
Investments in Securities

Common Stocks & Other Equity Interests	$150,149,277	$-	$-	$150,149,277

Money Market Funds	174,555	28,126,019	-	28,300,574

Total Investments	$150,323,832	$28,126,019	$-	$178,449,851

82

	Level 1	Level 2	Level 3	Total

Food & Beverage ETF
Investments in Securities

Common Stocks & Other Equity Interests	$128,435,486	$-	$-	$128,435,486

Money Market Funds	278,201	5,665,641	-	5,943,842

Total Investments	$128,713,687	$5,665,641	$-	$134,379,328

Leisure and Entertainment ETF
Investments in Securities

Common Stocks & Other Equity Interests	$275,579,636	$-	$-	$275,579,636

Money Market Funds	254,757	73,017,439	-	73,272,196

Total Investments	$275,834,393	$73,017,439	$-	$348,851,832

Next Gen Connectivity ETF
Investments in Securities

Common Stocks & Other Equity Interests	$38,102,524	$123,572	$-	$38,226,096

Money Market Funds	-	1,002,575	-	1,002,575

Total Investments	$38,102,524	$1,126,147	$-	$39,228,671

Next Gen Media and Gaming ETF
Investments in Securities

Common Stocks & Other Equity Interests	$29,694,567	$-	$-	$29,694,567

Money Market Funds	72,318	939,028	-	1,011,346

Total Investments	$29,766,885	$939,028	$-	$30,705,913

Oil & Gas Services ETF
Investments in Securities

Common Stocks & Other Equity Interests	$90,601,747	$-	$-	$90,601,747

Money Market Funds	88,783	23,971,406	-	24,060,189

Total Investments	$90,690,530	$23,971,406	$-	$114,661,936

Pharmaceuticals ETF
Investments in Securities

Common Stocks & Other Equity Interests	$262,059,948	$-	$0	$262,059,948

Money Market Funds	237,609	45,618,785	-	45,856,394

Total Investments	$262,297,557	$45,618,785	$0	$307,916,342

Semiconductors ETF
Investments in Securities

Common Stocks & Other Equity Interests	$762,837,218	$-	$-	$762,837,218

Money Market Funds	422,840	37,153,899	-	37,576,739

Total Investments	$763,260,058	$37,153,899	$-	$800,413,957

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2024 and 2023:

	2024	2023
	Ordinary Income*	Ordinary Income*

AI and Next Gen Software ETF	$-	$2,689,882

Biotechnology & Genome ETF	147,538	-

Building & Construction ETF	826,953	597,983

Energy Exploration & Production ETF	3,746,933	9,616,549

Food & Beverage ETF	3,378,196	6,857,863

Leisure and Entertainment ETF	1,642,821	3,846,251

Next Gen Connectivity ETF	383,425	598,396

Next Gen Media and Gaming ETF	341,459	672,062

Oil & Gas Services ETF	1,168,441	636,965

Pharmaceuticals ETF	2,721,344	3,108,674

Semiconductors ETF	1,955,418	3,263,542

* Includes short-term capital gain distributions, if any.

83

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation- Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets

AI and Next Gen Software ETF	$-	$(69,112)	$37,605,520	$(1,763)	$(182,260,713)	$(130,030)	$420,421,928	$275,565,830

Biotechnology & Genome ETF	-	(100,921)	8,338,924	-	(309,273,252)	-	546,840,618	245,805,369

Building & Construction ETF	-	(69,231)	47,569,953	-	(102,568,805)	-	339,132,754	284,064,671

Energy Exploration & Production ETF	3,257	(71,846)	14,370,164	-	(149,473,273)	-	285,320,863	150,149,165

Food & Beverage ETF	57,520	(83,366)	9,193,049	-	(116,515,208)	-	235,882,790	128,534,785

Leisure and Entertainment ETF	65,951	(75,048)	16,354,120	-	(562,895,627)	-	822,027,361	275,476,757

Next Gen Connectivity ETF	78,392	10	5,538,045	(1,069)	(53,012,948)	-	85,681,625	38,284,055

Next Gen Media and Gaming ETF	-	(73,521)	4,843,296	(955)	(109,711,996)	-	134,646,638	29,703,462

Oil & Gas Services ETF	432,762	(874,704)	2,525,973	-	(111,476,897)	-	199,958,866	90,566,000

Pharmaceuticals ETF	143,121	(156,042)	19,899,233	-	(468,698,511)	-	712,847,431	264,035,232

Semiconductors ETF	-	(69,550)	193,007,349	-	(146,751,466)	-	716,469,926	762,656,259

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of April 30, 2024, as follows:

	No expiration
	Short-Term	Long-Term	Total*

AI and Next Gen Software ETF	$163,475,054	$18,785,659	$182,260,713

Biotechnology & Genome ETF	267,456,168	41,817,084	309,273,252

Building & Construction ETF	94,449,316	8,119,489	102,568,805

Energy Exploration & Production ETF	106,089,671	43,383,602	149,473,273

Food & Beverage ETF	103,077,796	13,437,412	116,515,208

Leisure and Entertainment ETF	454,758,851	108,136,776	562,895,627

Next Gen Connectivity ETF	45,389,413	7,623,535	53,012,948

Next Gen Media and Gaming ETF	92,208,203	17,503,793	109,711,996

Oil & Gas Services ETF	61,436,917	50,039,980	111,476,897

Pharmaceuticals ETF	191,616,760	277,081,751	468,698,511

Semiconductors ETF	146,751,466	-	146,751,466

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended April 30, 2024, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

AI and Next Gen Software ETF	$290,310,150	$288,239,747

Biotechnology & Genome ETF	264,398,675	264,571,980

Building & Construction ETF	252,033,700	251,200,862

Energy Exploration & Production ETF	160,802,276	160,568,456

Food & Beverage ETF	245,205,539	246,472,216

Leisure and Entertainment ETF	561,863,088	561,889,379

Next Gen Connectivity ETF	46,825,321	47,598,982

Next Gen Media and Gaming ETF	45,804,552	46,641,612

Oil & Gas Services ETF	46,452,890	46,065,533

84

	Purchases	Sales

Pharmaceuticals ETF	$98,927,257	$100,755,605

Semiconductors ETF	692,363,349	693,913,864

For the fiscal year ended April 30, 2024, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

AI and Next Gen Software ETF	$79,901,006	$32,511,448

Biotechnology & Genome ETF	39,668,612	39,318,199

Building & Construction ETF	264,633,416	247,357,896

Energy Exploration & Production ETF	38,557,221	86,164,652

Food & Beverage ETF	10,875,487	207,800,049

Leisure and Entertainment ETF	119,671,500	313,421,572

Next Gen Connectivity ETF	-	5,946,188

Next Gen Media and Gaming ETF	645,779	7,962,997

Oil & Gas Services ETF	84,596,420	82,954,123

Pharmaceuticals ETF	35,569,057	74,495,250

Semiconductors ETF	200,407,454	179,292,006

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of April 30, 2024, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost

AI and Next Gen Software ETF	$45,583,514	$(7,977,994)	$37,605,520	$250,659,668

Biotechnology & Genome ETF	27,393,387	(19,054,463)	8,338,924	284,985,111

Building & Construction ETF	50,227,397	(2,657,444)	47,569,953	255,521,701

Energy Exploration & Production ETF	20,872,221	(6,502,057)	14,370,164	164,079,687

Food & Beverage ETF	13,644,997	(4,451,948)	9,193,049	125,186,279

Leisure and Entertainment ETF	32,245,566	(15,891,446)	16,354,120	332,497,712

Next Gen Connectivity ETF	6,859,173	(1,321,128)	5,538,045	33,690,626

Next Gen Media and Gaming ETF	5,934,598	(1,091,302)	4,843,296	25,862,617

Oil & Gas Services ETF	7,485,497	(4,959,524)	2,525,973	112,135,963

Pharmaceuticals ETF	44,306,499	(24,407,266)	19,899,233	288,017,109

Semiconductors ETF	206,714,159	(13,706,810)	193,007,349	607,406,608

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, partnerships and net operating losses, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2024, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

AI and Next Gen Software ETF	$607,291	$(3,152,090)	$2,544,799

Biotechnology & Genome ETF	626,666	(6,450,593)	5,823,927

Building & Construction ETF	84,675	(46,552,365)	46,467,690

Energy Exploration & Production ETF	-	(4,769,406)	4,769,406

Food & Beverage ETF	-	(8,312,143)	8,312,143

Leisure and Entertainment ETF	-	(26,589,087)	26,589,087

Next Gen Connectivity ETF	(40,231)	(1,092,466)	1,132,697

Next Gen Media and Gaming ETF	74,438	(1,464,438)	1,390,000

Oil & Gas Services ETF	(153,486)	387,099	(233,613)

Pharmaceuticals ETF	-	(18,665,440)	18,665,440

Semiconductors ETF	262,773	(52,245,680)	51,982,907

85

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Next Gen Connectivity ETF. Prior to August 28, 2023, Next Gen Connectivity ETF accrued amounts to pay for such remuneration. Interested Trustees do not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 10–Stock Split

On June 22, 2023, the Board of Trustees approved a three-for-one stock split for each of AI and Next Gen Software ETF and Semiconductors ETF. The effect of the stock splits was to increase the number of shares outstanding of those Funds, whereby every outstanding share of the respective Funds was exchanged for three shares effective after the close of business on July 14, 2023. The transactions did not change the net assets of the Funds or the net asset value of any shareholder’s investment in the Funds.

On June 22, 2023, the Board of Trustees approved a one-for-five reverse stock split for Oil & Gas Services ETF. The effect of the reverse stock split was to decrease the number of shares outstanding of that Fund, whereby every five outstanding shares of the Fund were exchanged for one share effective after the close of business on July 14, 2023. The transaction did not change the net assets of the Fund or the net asset value of any shareholder’s investment in the Fund.

86

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco AI and Next Gen Software ETF, Invesco Biotechnology & Genome ETF, Invesco Building & Construction ETF, Invesco Energy Exploration & Production ETF, Invesco Food & Beverage ETF, Invesco Leisure and Entertainment ETF, Invesco Next Gen Connectivity ETF, Invesco Next Gen Media and Gaming ETF, Invesco Oil & Gas Services ETF, Invesco Pharmaceuticals ETF and Invesco Semiconductors ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco AI and Next Gen Software ETF, Invesco Biotechnology & Genome ETF, Invesco Building & Construction ETF, Invesco Energy Exploration & Production ETF, Invesco Food & Beverage ETF, Invesco Leisure and Entertainment ETF, Invesco Next Gen Connectivity ETF, Invesco Next Gen Media and Gaming ETF, Invesco Oil & Gas Services ETF, Invesco Pharmaceuticals ETF and Invesco Semiconductors ETF (eleven of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations for the year ended April 30, 2024, the statements of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2024, and each of the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 27, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

87

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Next Gen Connectivity ETF), you incur advisory fees and other Fund expenses. As a shareholder of the Next Gen Connectivity ETF, you incur a unitary management fee. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2023 through April 30, 2024.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco AI and Next Gen Software ETF (IGPT)

Actual	$1,000.00	$1,334.80	0.56%	$3.25

Hypothetical (5% return before expenses)	1,000.00	1,022.08	0.56	2.82

Invesco Biotechnology & Genome ETF (PBE)

Actual	1,000.00	1,135.50	0.58	3.08

Hypothetical (5% return before expenses)	1,000.00	1,021.98	0.58	2.92

Invesco Building & Construction ETF (PKB)

Actual	1,000.00	1,442.70	0.57	3.46

Hypothetical (5% return before expenses)	1,000.00	1,022.03	0.57	2.87

Invesco Energy Exploration & Production ETF (PXE)

Actual	1,000.00	1,081.70	0.65	3.36

Hypothetical (5% return before expenses)	1,000.00	1,021.63	0.65	3.27

Invesco Food & Beverage ETF (PBJ)

Actual	1,000.00	1,162.30	0.66	3.55

Hypothetical (5% return before expenses)	1,000.00	1,021.58	0.66	3.32

88

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Leisure and Entertainment ETF (PEJ)

Actual	$1,000.00	$1,242.80	0.54%	$3.01

Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.54	2.72

Invesco Next Gen Connectivity ETF (KNCT)

Actual	1,000.00	1,180.50	0.40	2.17

Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01

Invesco Next Gen Media and Gaming ETF (GGME)

Actual	1,000.00	1,275.50	0.60	3.39

Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

Invesco Oil & Gas Services ETF (PXJ)

Actual	1,000.00	1,047.50	0.67	3.41

Hypothetical (5% return before expenses)	1,000.00	1,021.53	0.67	3.37

Invesco Pharmaceuticals ETF (PJP)

Actual	1,000.00	1,124.20	0.55	2.90

Hypothetical (5% return before expenses)	1,000.00	1,022.13	0.55	2.77

Invesco Semiconductors ETF (PSI)

Actual	1,000.00	1,415.20	0.56	3.36

Hypothetical (5% return before expenses)	1,000.00	1,022.08	0.56	2.82

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2024. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

89

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2024:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*
Invesco AI and Next Gen Software ETF	0%	0%	0%	0%	0%	0%
Invesco Biotechnology & Genome ETF	0%	0%	0%	0%	0%	0%
Invesco Building & Construction ETF	0%	100%	100%	0%	0%	0%
Invesco Energy Exploration & Production ETF	0%	100%	100%	0%	0%	0%
Invesco Food & Beverage ETF	0%	100%	100%	0%	0%	0%
Invesco Leisure and Entertainment ETF	0%	100%	86%	0%	0%	0%
Invesco Next Gen Connectivity ETF	0%	100%	81%	0%	1%	1%
Invesco Next Gen Media and Gaming ETF	0%	66%	47%	0%	1%	1%
Invesco Oil & Gas Services ETF	0%	88%	41%	0%	0%	0%
Invesco Pharmaceuticals ETF	0%	100%	100%	0%	0%	0%
Invesco Semiconductors ETF	0%	100%	100%	0%	0%	0%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

90

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2024

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider) (1988-2001).	214	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

91

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, First Eagle Alternative Credit LLC (2020-2023), Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

92

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Chikaming Open Lands (2014-2023); Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

93

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

94

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); Council on Children’s and Women’s Health (2012-Present); formerly, Governing Council Member (2016-2023) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

95

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

96

Trustees and Officers–(continued)

The President, Principal Executive Officer and the other executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below.

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Brian Hartigan–1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2023	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023-Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023-Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020-Present); Manager and President, Invesco Investment Advisers LLC (2020-Present) and and Manager, Invesco Indexing LLC (2023 – Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020-2023); Global Head of ETF Investments (2017-2020); Head of Investments-PowerShares (2015-2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010-2015).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer (2020-Present), Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

97

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal - ETFs and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC, Manager, Invesco Investment Advisers LLC (2024-Present); formerly, Assistant Secretary, Invesco Investment Advisers LLC (2020-2024); Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- 2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

98

Trustees and Officers–(continued)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

99

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2024, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Bloomberg Analyst Rating Improvers ETF	Invesco S&P 500® Equal Weight Industrials ETF
Invesco Bloomberg MVP Multi-factor ETF	Invesco S&P 500® Equal Weight Materials ETF
Invesco Dow Jones Industrial Average Dividend ETF	Invesco S&P 500® Equal Weight Real Estate ETF
Invesco NASDAQ Internet ETF	Invesco S&P 500® Equal Weight Technology ETF
Invesco Next Gen Connectivity ETF	Invesco S&P 500® Equal Weight Utilities ETF
Invesco S&P 500 BuyWrite ETF	Invesco S&P 500® Pure Growth ETF
Invesco S&P 500® Equal Weight Communication Services ETF	Invesco S&P 500® Pure Value ETF
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Invesco S&P 500® Top 50 ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	Invesco S&P MidCap 400® GARP ETF
Invesco S&P 500® Equal Weight Energy ETF	Invesco S&P MidCap 400® Pure Growth ETF
Invesco S&P 500® Equal Weight ETF	Invesco S&P MidCap 400® Pure Value ETF
Invesco S&P 500® Equal Weight Financials ETF	Invesco S&P SmallCap 600® Pure Growth ETF
Invesco S&P 500® Equal Weight Health Care ETF	Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2023, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

100

Approval of Investment Advisory Contracts–(continued)

•	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

•	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

•	0.29% of the Fund’s average daily net assets for each of Invesco S&P 500 BuyWrite ETF and Invesco Bloomberg MVP Multi-factor ETF;

•

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® GARP ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

•	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF; and

•	0.40% of the Fund’s average daily net assets for each other Fund.

•

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median

Invesco Bloomberg Analyst Rating Improvers ETF			X
Invesco Bloomberg MVP Multi-factor ETF			X

Invesco Dow Jones Industrial Average Dividend ETF	X	X	X

Invesco NASDAQ Internet ETF			X

Invesco Next Gen Connectivity ETF	X	N/A	X

Invesco S&P 500 BuyWrite ETF	X	N/A	X

Invesco S&P 500® Equal Weight Communication Services ETF	X		X

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X

Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X

Invesco S&P 500® Equal Weight Energy ETF	X		X

Invesco S&P 500® Equal Weight ETF	X		X

Invesco S&P 500® Equal Weight Financials ETF	X		X

Invesco S&P 500® Equal Weight Health Care ETF	X		X

Invesco S&P 500® Equal Weight Industrials ETF	X		X

Invesco S&P 500® Equal Weight Materials ETF	X		X

Invesco S&P 500® Equal Weight Real Estate ETF			X

Invesco S&P 500® Equal Weight Technology ETF	X		X

Invesco S&P 500® Equal Weight Utilities ETF	X	X	X

Invesco S&P 500® Pure Growth ETF	X	X	X

Invesco S&P 500® Pure Value ETF			X

Invesco S&P 500® Top 50 ETF			X

Invesco S&P MidCap 400® GARP ETF			X

Invesco S&P MidCap 400® Pure Growth ETF			X

Invesco S&P MidCap 400® Pure Value ETF		X	X

Invesco S&P SmallCap 600® Pure Growth ETF			X

Invesco S&P SmallCap 600® Pure Value ETF		X	X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

101

Approval of Investment Advisory Contracts–(continued)

The Board noted that, effective March 25, 2023, Invesco Raymond James SB-1 Equity ETF converted to Invesco Bloomberg Analyst Rating Improvers ETF and the Fund’s management fee was reduced by 35 basis points. In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Bloomberg Analyst Rating Improvers ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco S&P 500® Equal Weight ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

102

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2024, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF	Invesco International Dividend AchieversTM ETF
Invesco AI and Next Gen Software ETF	Invesco Large Cap Growth ETF
Invesco Biotechnology & Genome ETF	Invesco Large Cap Value ETF
Invesco Building & Construction ETF	Invesco Leisure and Entertainment ETF
Invesco BuyBack AchieversTM ETF	Invesco MSCI Sustainable Future ETF
Invesco Dividend AchieversTM ETF	Invesco Next Gen Media and Gaming ETF
Invesco Dorsey Wright Basic Materials Momentum ETF	Invesco Oil & Gas Services ETF
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	Invesco Pharmaceuticals ETF
Invesco Dorsey Wright Consumer Staples Momentum ETF	Invesco S&P 100 Equal Weight ETF
Invesco Dorsey Wright Energy Momentum ETF	Invesco S&P 500 GARP ETF
Invesco Dorsey Wright Financial Momentum ETF	Invesco S&P 500® Quality ETF
Invesco Dorsey Wright Healthcare Momentum ETF	Invesco S&P 500 Value with Momentum ETF
Invesco Dorsey Wright Industrials Momentum ETF	Invesco S&P MidCap Momentum ETF
Invesco Dorsey Wright Momentum ETF	Invesco S&P MidCap Quality ETF
Invesco Dorsey Wright Technology Momentum ETF	Invesco S&P MidCap Value with Momentum ETF
Invesco Dorsey Wright Utilities Momentum ETF	Invesco S&P SmallCap Momentum ETF
Invesco Energy Exploration & Production ETF	Invesco S&P SmallCap Value with Momentum ETF
Invesco Financial Preferred ETF	Invesco S&P Spin-Off ETF
Invesco Food & Beverage ETF	Invesco Semiconductors ETF
Invesco FTSE RAFI US 1000 ETF	Invesco Water Resources ETF
Invesco FTSE RAFI US 1500 Small-Mid ETF	Invesco WilderHill Clean Energy ETF
Invesco Global Listed Private Equity ETF	Invesco Zacks Mid-Cap ETF
Invesco Golden Dragon China ETF	Invesco Zacks Multi-Asset Income ETF
Invesco High Yield Equity Dividend AchieversTM ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2023, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration

103

Approval of Investment Advisory Contracts–(continued)

statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function. Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

•	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

•	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

•

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

•	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

•	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2026, as set forth below:

•

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

•

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

•

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

•

0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

•

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dorsey Wright Basic Materials Momentum ETF, Invesco Dorsey Wright Consumer Cyclicals Momentum ETF, Invesco Dorsey Wright Consumer Staples Momentum ETF, Invesco Dorsey Wright Energy Momentum ETF, Invesco Dorsey Wright Financial Momentum ETF, Invesco Dorsey Wright Healthcare Momentum ETF, Invesco Dorsey Wright Industrials Momentum ETF, Invesco Dorsey Wright Technology Momentum ETF and Invesco Dorsey Wright Utilities Momentum ETF; and

•

0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco AI and Next Gen Software ETF, Invesco Biotechnology & Genome ETF, Invesco Building & Construction ETF, Invesco BuyBack AchieversTM ETF, Invesco Dorsey Wright Momentum ETF, Invesco Energy Exploration & Production ETF, Invesco Financial Preferred ETF, Invesco Food & Beverage ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco Large Cap Growth ETF, Invesco Large Cap Value ETF, Invesco Leisure and Entertainment ETF, Invesco MSCI

104

Approval of Investment Advisory Contracts–(continued)

Sustainable Future ETF, Invesco Next Gen Media and Gaming ETF, Invesco Oil & Gas Services ETF, Invesco Pharmaceuticals ETF, Invesco Semiconductors ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco AI and Next Gen Software ETF	X	N/A	X

Invesco Biotechnology & Genome ETF			X

Invesco Building & Construction ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF			X

Invesco Dorsey Wright Basic Materials Momentum ETF			X

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF			X

Invesco Dorsey Wright Consumer Staples Momentum ETF	X		X

Invesco Dorsey Wright Energy Momentum ETF			X

Invesco Dorsey Wright Financial Momentum ETF			X

Invesco Dorsey Wright Healthcare Momentum ETF			X

Invesco Dorsey Wright Industrials Momentum ETF			X

Invesco Dorsey Wright Momentum ETF			X

Invesco Dorsey Wright Technology Momentum ETF			X

Invesco Dorsey Wright Utilities Momentum ETF			X

Invesco Energy Exploration & Production ETF			X

Invesco Financial Preferred ETF			X

Invesco Food & Beverage ETF	X		X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF	X	N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF			X

Invesco International Dividend AchieversTM ETF	X		X

Invesco Large Cap Growth ETF			X

Invesco Large Cap Value ETF			X

Invesco Leisure and Entertainment ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco Next Gen Media and Gaming ETF			X

Invesco Oil & Gas Services ETF			X

Invesco Pharmaceuticals ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

105

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF			X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Semiconductors ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the licensing fees paid by the Funds and noted those Funds for which license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco AI and Next Gen Software ETF	X	N/A	X

Invesco Biotechnology & Genome ETF			X

Invesco Building & Construction ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF		X	X

Invesco Dorsey Wright Basic Materials Momentum ETF			X

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF			X

Invesco Dorsey Wright Consumer Staples Momentum ETF			X

Invesco Dorsey Wright Energy Momentum ETF			X

Invesco Dorsey Wright Financial Momentum ETF			X

Invesco Dorsey Wright Healthcare Momentum ETF			X

Invesco Dorsey Wright Industrials Momentum ETF			X

Invesco Dorsey Wright Momentum ETF		X	X

Invesco Dorsey Wright Technology Momentum ETF			X

Invesco Dorsey Wright Utilities Momentum ETF			X

Invesco Energy Exploration & Production ETF			X

Invesco Financial Preferred ETF			X

Invesco Food & Beverage ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF		N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF		X	X

106

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco International Dividend AchieversTM ETF			X

Invesco Large Cap Growth ETF			X

Invesco Large Cap Value ETF		X	X

Invesco Leisure and Entertainment ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco Next Gen Media and Gaming ETF			X

Invesco Oil & Gas Services ETF			X

Invesco Pharmaceuticals ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF			X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Semiconductors ETF			X

Invesco Water Resources ETF		X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Energy Exploration & Production ETF’s, Invesco Global Listed Private Equity ETF’s, Invesco Large Cap Value ETF’s and Invesco Oil & Gas Services ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco FTSE RAFI US 1000 ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose.

107

Approval of Investment Advisory Contracts–(continued)

Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

108

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2024 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-7	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2024

RSP    Invesco S&P 500® Equal Weight ETF

RSPC  Invesco S&P 500® Equal Weight Communication Services ETF

RSPD  Invesco S&P 500® Equal Weight Consumer Discretionary ETF

RSPS  Invesco S&P 500® Equal Weight Consumer Staples ETF

RSPG  Invesco S&P 500® Equal Weight Energy ETF

RSPF   Invesco S&P 500® Equal Weight Financials ETF

RSPH  Invesco S&P 500® Equal Weight Health Care ETF

RSPN  Invesco S&P 500® Equal Weight Industrials ETF

RSPM  Invesco S&P 500® Equal Weight Materials ETF

RSPR  Invesco S&P 500® Equal Weight Real Estate ETF

RSPT   Invesco S&P 500® Equal Weight Technology ETF

RSPU  Invesco S&P 500® Equal Weight Utilities ETF

GRPM   Invesco S&P MidCap 400® GARP ETF

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

2

The Market Environment

Domestic Equity

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March 2023 banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies exceeding earnings and revenue estimates. Facing persistently strong employment data, the US Federal Reserve (the Fed) raised the federal funds rate by 0.25% at its May 2023 meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, in July 2023, the Consumer Price Index (CPI) rose by 0.2% and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%.1 The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak of 9.1%.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,“1 which prompted a strong equity rally into 2023 year-end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

US equity markets rallied in the first quarter of 2024. In February, the S&P 500 Index closed above the 5,000 milestone for the first time.3 The US economy defied recession predictions, achieving a growth rate of 2.5% in 2023 and the labor market remained robust, with continued payroll gains and unemployment still historically low – below 4%.2 Inflation, however, remained persistent. January and February increases in the CPI were higher than expected, leading the Fed to defer its proposed interest rate cuts to the second half of 2024.1

Still, investors were mostly pleased by corporate earnings growth, except for three of the so-called “Magnificent Seven” stocks. Apple, Alphabet and Tesla’s stock prices suffered due to disappointing earnings, sales and revenue, or weak forward guidance. Although the stock market had a strong start in 2024, the stock market retreated in April. As consumer spending and a strong labor market were driving economic activity, inflation and interest rate concerns persisted and investors feared another delay in expected rate cuts by the Fed, or worse, rate hikes.

Despite continued higher rates and increased market volatility, US stocks for the fiscal year had strong positive returns of 22.66%, as measured by the S&P 500 Index.4

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg LP

4 Source: Morningstar Direct

3

RSP	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight ETF (RSP)

As an index fund, the Invesco S&P 500® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of all of the components of the S&P 500® Index. The S&P 500® Index is designed to measure the performance of equity securities of larger U.S. companies. The Index is an equal-weighted version of the S&P 500® Index. “Equal weighting” means that, unlike the S&P 500® Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight at each quarterly rebalance. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 12.99%. On a net asset value (“NAV”) basis, the Fund returned 12.95%. During the same time period, the Index returned 13.19%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 22.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on float-adjusted market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to and security selection within the information technology and communication services sectors, respectively.

For the fiscal year ended April 30, 2024, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and financials sectors, respectively. The consumer staples sector was the only sector to detract from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included NVIDIA Corp., an information technology company (portfolio average weight of 0.23%) and Constellation Energy Corp. Co., a utilities company (portfolio average weight of 0.22%). Positions that detracted most significantly from the Fund’s return during this period included SolarEdge Technologies, Inc., an information technology company (no longer held at fiscal year-end) and FMC Corp., a materials company (portfolio average weight of 0.18%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Industrials	15.95
Financials	14.27
Information Technology	12.56
Health Care	12.31
Consumer Discretionary	10.21
Consumer Staples	7.79
Utilities	6.38
Real Estate	5.97
Materials	5.74
Energy	4.99
Communication Services	3.75
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Freeport-McMoRan, Inc.	0.26
3M Co.	0.25
General Electric Co.	0.25
Newmont Corp.	0.24
NRG Energy, Inc.	0.24
Domino’s Pizza, Inc.	0.24
United Airlines Holdings, Inc.	0.24
Delta Air Lines, Inc.	0.24
Hasbro, Inc.	0.24
Chipotle Mexican Grill, Inc.	0.24
Total	2.44

*	Excluding money market fund holdings.

4

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Index	13.19%	4.75%	14.92%	10.45%	64.38%	10.33%	167.38%	11.34%	856.32%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	10.62	733.62
Fund
NAV Return	12.95	4.56	14.32	10.26	62.93	10.06	160.81	10.90	779.52
Market Price Return	12.99	4.57	14.34	10.25	62.91	10.06	160.74	10.90	779.74

Guggenheim S&P 500® Equal Weight ETF (the “Predecessor Fund”) Inception: April 24, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

5

RSPC	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Communication Services ETF (RSPC)

As an index fund, the of Invesco S&P 500® Equal Weight Communication Services ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Communication Services Plus Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the” Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Communication Services Index (the “Parent Index”). The Parent Index is designed to measure the performance of common stocks of all companies included in the S&P 500® Index that are classified as members of the communication services sector, as defined according to the Global Industry Classification Standard (“GICS”), with a 22 company minimum count at each quarterly rebalance. The communication services sector includes companies that facilitate communication or offer related content and information through various mediums and is comprised of companies from the following industries: diversified telecommunications services; wireless telecommunication services; media; entertainment; and interactive media & services. In the event there are fewer than 22 companies eligible for inclusion in the Index at a quarterly rebalance, the Index will be supplemented with the largest communication services companies in the S&P MidCap 400® Index based on float-adjusted market capitalization until the 22 company minimum is reached. If intra-quarter additions result in the Index reaching the required minimum count, the supplementary companies will remain in the Index until the next quarterly rebalance at which point they will be reviewed.

The Index is an equal-weighted version of the Parent Index. “Equal weighting” means that, unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight at each quarterly rebalance. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 3.00%. On a net asset value (“NAV”) basis, the Fund returned 3.07%. During the same time period, the Index returned 3.45%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 22.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the media industry and most underweight in the software industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation and security selection within the media industry, as well as the Fund’s security selection within the entertainment industry.

For the fiscal year ended April 30, 2024, the interactive media & services industry contributed most significantly to the Fund’s return, followed by the entertainment industry. The media industry detracted most significantly from the Fund’s return, followed by the diversified telecommunication services industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Meta Platforms, Inc, Class A, an interactive media & services company (portfolio average weight of 5.25%) and Netflix, Inc., an entertainment company (portfolio average weight of 4.85%). Positions that detracted most significantly from the Fund’s return included Iridium Communications, Inc., a diversified telecommunications company (no longer held at fiscal year-end) and Paramount Global Class B, a media company (portfolio average weight of 4.11%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Media	41.23
Entertainment	26.30
Interactive Media & Services	13.96
Diversified Telecommunication Services	13.77
Wireless Telecommunication Services	4.72
Money Market Funds Plus Other Assets Less Liabilities	0.02

6

Invesco S&P 500® Equal Weight Communication Services ETF (RSPC) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Paramount Global, Class B	4.91
Omnicom Group, Inc.	4.77
Walt Disney Co. (The)	4.74
T-Mobile US, Inc.	4.72
Verizon Communications, Inc.	4.71
New York Times Co. (The), Class A	4.68
Take-Two Interactive Software, Inc.	4.68
AT&T, Inc.	4.63
Nexstar Media Group, Inc., Class A	4.61
Interpublic Group of Cos., Inc. (The)	4.45
Total	46.90

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Equal Weight Communication Services Plus Index	3.45%	(8.79)%	(24.12)%	3.56%	19.12%	3.29%	19.41%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	13.12	96.51
S&P 500® Communication Services Index	41.32	3.47	10.79	11.77	74.46	12.66	92.16
Fund
NAV Return	3.07	(9.11)	(24.92)	3.17	16.90	2.90	16.99
Market Price Return	3.00	(9.15)	(25.02)	3.15	16.77	2.88	16.81

7

Invesco S&P 500® Equal Weight Communication Services ETF (RSPC) (continued)

Fund Inception: November 7, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

8

RSPD	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RSPD)

As an index fund, the Invesco S&P 500® Equal Weight Consumer Discretionary ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Consumer Discretionary Index (the “Parent Index”). The Parent Index is designed to measure the performance of common stocks of all companies included in the S&P 500® Index that are classified as members of the consumer discretionary sector, as defined according to the Global Industry Classification Standard (“GICS”). The consumer discretionary sector includes a manufacturing segment, composed of automotive, household durable goods, leisure equipment and textiles and apparel, and a services segment, composed of hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services.

The Index is an equal-weighted version of the Parent Index. “Equal weighting” means that, unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight at each quarterly rebalance. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 10.77%. On a net asset value (“NAV”) basis, the Fund returned 10.76%. During the same time period, the Index returned 11.20%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 22.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the hotels, restaurants & leisure industry and most underweight in the software industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to the semiconductors & semiconductor equipment industry followed by the Fund’s overweight allocation to and security selection within the specialty retail industries, respectively.

For the fiscal year ended April 30, 2024, the hotels, restaurants & leisure industry contributed most significantly to the Fund’s return, followed by the household durables and automobiles industries, respectively. The automobile components industry detracted most significantly from the Fund’s return, followed by the distributors and textiles, apparel & luxury goods industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Royal Carribean Cruises Ltd., a hotels, restaurants & leisure company (portfolio average weight of 1.98%) and Carnival Corp., a hotels, restaurants & leisure company (portfolio average weight of 1.94%). Positions that detracted most significantly from the Fund’s return during this period included Advance Auto Parts, Inc., a specialty retail company (no longer held at fiscal year-end) and V.F. Corp., a textiles, apparel & luxury goods company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Hotels, Restaurants & Leisure	35.08
Specialty Retail	20.47
Household Durables	11.57
Textiles, Apparel & Luxury Goods	8.78
Automobiles	6.35
Broadline Retail	5.95
Distributors	5.52
Automobile Components	3.87
Leisure Products	2.37
Money Market Funds Plus Other Assets Less Liabilities	0.04

9

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RSPD) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Domino’s Pizza, Inc.	2.38
Hasbro, Inc.	2.37
Chipotle Mexican Grill, Inc.	2.35
General Motors Co.	2.26
Royal Caribbean Cruises Ltd.	2.19
Tractor Supply Co.	2.18
Tesla, Inc.	2.09
Genuine Parts Co.	2.09
eBay, Inc.	2.05
BorgWarner, Inc.	2.05
Total	22.01

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Consumer Discretionary Index	11.20%	(0.19)%	(0.58)%	7.26%	41.94%	8.02%	116.21%	8.58%	322.15%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	9.90	421.42
S&P 500® Consumer Discretionary Index	24.33	0.49	1.48	9.33	56.22	12.21	216.50	11.00	520.87
Fund
NAV Return	10.76	(0.55)	(1.65)	6.89	39.51	7.63	108.52	8.13	292.83
Market Price Return	10.77	(0.55)	(1.64)	6.88	39.48	7.63	108.68	8.13	292.83

10

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RSPD) (continued)

Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

11

RSPS	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Consumer Staples ETF (RSPS)

As an index fund, the Invesco S&P 500® Equal Weight Consumer Staples ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Consumer Staples Index (the “Parent Index”). The Parent Index is designed to measure the performance of common stocks of all companies included in the S&P 500® Index that are classified as members of the consumer staples sector, as defined according to the Global Industry Classification Standard (“GICS”). The consumer staples sector includes manufacturers and distributors of food, beverages and tobacco, producers of non-durable household goods and personal products, food and drug retailing companies as well as hypermarkets and consumer super centers.

The Index is an equal-weighted version of the Parent Index. “Equal weighting” means that, unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight at each quarterly rebalance. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned (6.49)%. On a net asset value (“NAV”) basis, the Fund returned (6.50)%. During the same time period, the Index returned (6.11)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 22.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the food products industry and most underweight in the software industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the food products industry as well as the Fund’s overweight allocation to and security selection within the consumer staples distribution & retail industry.

For the fiscal year ended April 30, 2024, the household products industry contributed most significantly to the Fund’s return, followed by the tobacco industry. The food products industry detracted most significantly from the Fund’s return, followed by the personal care products & retail and beverages industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Costco Wholesale Corp., a consumer staples distribution and retail company (portfolio average weight of 2.84%) and Walmart, Inc., a consumer staples distribution and retail company (portfolio average weight of 2.77%). Positions that detracted most significantly from the Fund’s return during this period included Walgreens Boots Alliance, Inc., a consumer staples distribution and retail company (portfolio average weight of 2.52%) and Estee Lauder Cos., Inc. (The), Class A , a personal care products company (portfolio average weight of 2.52%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Food Products	38.46
Consumer Staples Distribution & Retail	19.32
Beverages	18.18
Household Products	13.47
Tobacco	5.44
Personal Care Products	5.04
Money Market Funds Plus Other Assets Less Liabilities	0.09

12

Invesco S&P 500® Equal Weight Consumer Staples ETF (RSPS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Keurig Dr Pepper, Inc.	3.04
Tyson Foods, Inc., Class A	2.94
McCormick & Co., Inc.	2.91
Kraft Heinz Co. (The)	2.91
Bunge Global S.A.	2.89
Conagra Brands, Inc.	2.87
Kimberly-Clark Corp.	2.85
Campbell Soup Co.	2.84
General Mills, Inc.	2.84
PepsiCo, Inc.	2.83
Total	28.92

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Consumer Staples Index	(6.11)%	2.69%	8.30%	6.43%	36.55%	8.21%	120.05%	9.94%	425.06%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	9.90	421.42
S&P 500® Consumer Staples Index	2.55	6.90	22.15	9.22	55.42	8.86	133.70	9.61	398.18
Fund
NAV Return	(6.50)	2.26	6.93	6.00	33.82	7.76	111.14	9.42	382.95
Market Price Return	(6.49)	2.28	7.01	5.99	33.79	7.76	111.06	9.42	383.09

13

Invesco S&P 500® Equal Weight Consumer Staples ETF (RSPS) (continued)

Guggenheim S&P 500® Equal Weight Consumer Staples ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

14

RSPG	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Energy ETF (RSPG)

As an index fund, the Invesco S&P 500® Equal Weight Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Energy Plus Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Energy Index (the “Parent Index”). The Parent Index is designed to measure the performance of common stocks of all companies included in the S&P 500® Index that are classified as members of the energy sector, as defined according to the Global Industry Classification Standard (“GICS”), with a 22 company minimum count at each quarterly rebalance. The energy sector includes companies engaged in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels, as well as companies that offer oil and gas equipment and services. All companies included in the Parent Index and the Index are domiciled in the United States and trade on U.S. exchanges. In the event there are fewer than 22 companies eligible for inclusion in the Index at a quarterly rebalance, the Index will be supplemented with the largest energy companies in the S&P MidCap 400® Index based on float-adjusted market capitalization until the 22 company minimum is reached. If intra-quarter additions result in the Index reaching the required minimum count, the supplementary companies will remain in the Index until the next quarterly rebalance at which point they will be reviewed.

The Index is an equal-weighted version of the Parent Index. “Equal weighting” means that, unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight at each quarterly rebalance. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 20.14%. On a net asset value (“NAV”) basis, the Fund returned 20.19%. During the same time period, the Index returned 20.71%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 22.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the software industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the semiconductors & semiconductor equipment industry.

For the fiscal year ended April 30, 2024, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the energy equipment & services industry. No industry detracted from the Fund’s return during this period.

The position that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, was Marathon Petroleum Corp., an oil, gas & consumable fuels company (portfolio average weight of 4.51%) and Targa Resources Corp., an oil, gas & consumable fuels company (portfolio average weight of 4.47%). Positions that detracted most significantly from the Fund’s return during this period included APA Corp., an oil, gas & consumable fuels company (portfolio average weight of 4.23%) and Chevron Corp., an oil, gas & consumable fuels company (portfolio average weight of 4.24%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Oil, Gas & Consumable Fuels	87.43
Energy Equipment & Services	12.46
Money Market Funds Plus Other Assets Less Liabilities	0.11

15

Invesco S&P 500® Equal Weight Energy ETF (RSPG) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
EOG Resources, Inc.	4.56
ConocoPhillips	4.55
Devon Energy Corp.	4.54
Pioneer Natural Resources Co.	4.53
Targa Resources Corp.	4.50
Diamondback Energy, Inc.	4.49
Exxon Mobil Corp.	4.47
Occidental Petroleum Corp.	4.46
Hess Corp.	4.45
Marathon Oil Corp.	4.44
Total	44.99

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Custom Invesco S&P 500 Equal Weight Energy ETF Benchmark	20.71%	30.59%	122.69%	13.39%	87.47%	2.31%	25.67%	5.54%	156.72%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	9.90	421.42
S&P 500® Energy Index	13.04	29.41	116.73	12.67	81.58	4.13	49.94	6.07	180.20
Fund
NAV Return	20.19	30.00	119.70	12.97	83.97	1.97	21.57	5.07	137.78
Market Price Return	20.14	29.94	119.37	12.96	83.90	1.95	21.33	5.07	137.70

16

Invesco S&P 500® Equal Weight Energy ETF (RSPG) (continued)

Guggenheim S&P 500® Equal Weight Energy ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

-

The Custom Invesco S&P 500® Equal Weight Energy ETF Benchmark is comprised of the performance of the S&P 500® Equal Weight Energy Index, the Fund’s previous underlying index, from Fund Inception through the conversion date, March 18, 2022, followed by the performance of the Index following the conversion date through April 30, 2024.

17

RSPF	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Financials ETF (RSPF)

As an index fund, the Invesco S&P 500® Equal Weight Financials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Financials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Financials Index (the “Parent Index”). The Parent Index is designed to measure the performance of common stocks of all companies included in the S&P 500® Index that are classified as members of the financials sector, as defined according to the Global Industry Classification Standard (“GICS”). The financials sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance, as well as financial exchanges and data and mortgage real estate investment trusts.

The Index is an equal-weighted version of the Parent Index. “Equal weighting” means that, unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight at each quarterly rebalance. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 21.13%. On a net asset value (“NAV”) basis, the Fund returned 21.08%. During the same time period, the Index returned 21.59%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 22.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight the software industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to the semiconductor & semiconductor equipment industry.

For the fiscal year ended April 30, 2024, the insurance industry contributed most significantly to the Fund’s return, followed by the banks and capital markets industries, respectively. No industry detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Capital One Financial Corp., a consumer finance company (portfolio average weight of 1.42%) and Allstate Corp. (The), an insurance company (portfolio average weight of 1.46%). Positions that detracted most significantly from the Fund’s return during this period included MarketAxess Holdings, Inc., a capital markets company (portfolio average weight of 1.29%) and Globe Life, Inc., an insurance company (portfolio average weight of 1.35%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Insurance	30.57
Capital Markets	30.43
Banks	20.12
Financial Services	12.82
Consumer Finance	6.00
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
PayPal Holdings, Inc.	1.65
Charles Schwab Corp. (The)	1.58
Goldman Sachs Group, Inc. (The)	1.58
Allstate Corp. (The)	1.55
Arch Capital Group Ltd.	1.53
Citigroup, Inc.	1.53
American Express Co.	1.50
Progressive Corp. (The)	1.50
Capital One Financial Corp.	1.50
Synchrony Financial	1.50
Total	15.42

*	Excluding money market fund holdings.

18

Invesco S&P 500® Equal Weight Financials ETF (RSPF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Financials Index	21.59%	2.91%	8.97%	9.44%	57.00%	10.58%	173.33%	6.02%	178.11%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	9.90	421.42
S&P 500® Financials Index	24.02	5.70	18.11	9.89	60.25	10.76	177.84	4.18	104.87
Fund
NAV Return	21.08	2.52	7.74	9.04	54.17	10.09	161.57	5.36	149.51
Market Price Return	21.13	2.48	7.64	9.04	54.15	10.11	162.09	5.36	149.50

Guggenheim S&P 500® Equal Weight Financials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

19

RSPH	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Health Care ETF (RSPH)

As an index fund, the Invesco S&P 500® Equal Weight Health Care ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Health Care Index (the “Parent Index”). The Parent Index is designed to measure the performance of common stocks of all companies included in the S&P 500® Index that are classified as members of the health care sector, as defined according to the Global Industry Classification Standard (“GICS”). The health care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, health care technology companies and companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

The Index is an equal-weighted version of the Parent Index. “Equal weighting” means that, unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight at each quarterly rebalance. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 0.05%. On a net asset value (“NAV”) basis, the Fund returned 0.02%. During the same time period, the Index returned 0.38%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 22.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the health care equipment & supplies industry and most underweight in the software industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection within the health care equipment & supplies and life sciences tools & services industries, respectively.

For the fiscal year ended April 30, 2024, the health care providers & services industry contributed most significantly to the Fund’s return, followed by the pharmaceuticals Industry. The life sciences tools & services industry detracted most significantly from the Fund’s return, followed by the health care equipment & services and biotechnology industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Eli Lilly and Co., a pharmaceuticals company (portfolio average weight of 1.68%) and DaVita, Inc., a health care providers & services company (portfolio average weight of 1.46%). Positions that detracted most significantly from the Fund’s return during this period included Humana, Inc., a health care providers & services company (portfolio average weight of 1.46%) and Bio-Rad Laboratories, Inc., Class A, Life sciences tools & services company (portfolio average weight of 1.48%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Health Care Equipment & Supplies	31.06
Health Care Providers & Services	25.78
Life Sciences Tools & Services	18.05
Biotechnology	12.54
Pharmaceuticals	12.53
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
ResMed, Inc.	1.89
Quest Diagnostics, Inc.	1.80
Moderna, Inc.	1.78
Boston Scientific Corp.	1.77
Elevance Health, Inc.	1.74
Merck & Co., Inc.	1.74
Cigna Group (The)	1.74
DaVita, Inc.	1.71
Eli Lilly and Co.	1.70
McKesson Corp.	1.69
Total	17.56

*	Excluding money market fund holdings.

20

Invesco S&P 500® Equal Weight Health Care ETF (RSPH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Health Care Index	0.38%	3.03%	9.38%	10.07%	61.58%	10.96%	183.04%	12.04%	630.53%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	9.90	421.42
S&P 500® Health Care Index	6.90	6.73	21.57	11.48	72.22	11.14	187.66	10.67	489.56
Fund
NAV Return	0.02	2.62	8.05	9.64	58.45	10.52	171.83	11.42	563.04
Market Price Return	0.05	2.60	8.00	9.65	58.47	10.53	172.21	11.42	563.23

Guggenheim S&P 500® Equal Weight Health Care ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

21

RSPN	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Industrials ETF (RSPN)

As an index fund, the Invesco S&P 500® Equal Weight Industrials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Industrials Index (the “Parent Index”). The Parent Index is designed to measure the performance of common stocks of all companies included in the S&P 500® Index that are classified as members of the industrials sector, as defined according to the Global Industry Classification Standard (“GICS”). The industrials sector includes manufacturers and distributors of capital goods such as aerospace and defense, building products, electrical equipment and machinery, companies that offer construction and engineering services, providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services and providers of transportation services.

The Index is an equal-weighted version of the Parent Index. “Equal weighting” means that, unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight at each quarterly rebalance. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 23.75%. On a net asset value (“NAV”) basis, the Fund returned 23.72%. During the same time period, the Index returned 24.23%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 22.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the software industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to the technology hardware storage & peripherals industry.

For the fiscal year ended April 30, 2024, the machinery industry contributed most significantly to the Fund’s return, followed by the aerospace & defense and building products industries, respectively. The air freight & logistics industry detracted most significantly from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included General Dynamics Corp., an aerospace & defense company (portfolio average weight of 1.33%) and Xylem, Inc., a machinery company (portfolio average weight of 1.31%). Positions that detracted most significantly from the Fund’s return during the period included Paycom Software, Inc., a professional services company (portfolio average weight of 1.24%) and C.H. Robinson Worldwide, Inc., an air freight & logistics company (portfolio average weight of 1.26%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Machinery	21.54
Aerospace & Defense	15.73
Professional Services	12.23
Electrical Equipment	9.06
Building Products	8.88
Commercial Services & Supplies	7.84
Ground Transportation	6.67
Passenger Airlines	5.19
Air Freight & Logistics	5.02
Trading Companies & Distributors	3.64
Industry Types Each Less Than 3%	4.16
Money Market Funds Plus Other Assets Less Liabilities	0.04

22

Invesco S&P 500® Equal Weight Industrials ETF (RSPN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
3M Co.	1.56
General Electric Co.	1.55
United Airlines Holdings, Inc.	1.52
Delta Air Lines, Inc.	1.52
Generac Holdings, Inc.	1.49
Wabtec Corp.	1.45
RTX Corp.	1.43
Trane Technologies PLC	1.43
Leidos Holdings, Inc.	1.40
Lockheed Martin Corp.	1.38
Total	14.73

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Industrials Index	24.23%	8.70%	28.44%	14.30%	95.12%	12.39%	221.51%	11.39%	560.23%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	9.90	421.42
S&P 500® Industrials Index	23.63	7.83	25.39	11.25	70.41	10.56	173.01	9.39	381.09
Fund
NAV Return	23.72	8.28	26.96	13.88	91.54	11.95	209.08	10.88	509.28
Market Price Return	23.75	8.32	27.08	13.89	91.65	11.93	208.64	10.88	509.41

23

Invesco S&P 500® Equal Weight Industrials ETF (RSPN) (continued)

Guggenheim S&P 500® Equal Weight Industrials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

24

RSPM	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Materials ETF (RSPM)

As an index fund, the Invesco S&P 500® Equal Weight Materials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Materials Index (the “Parent Index”). The Parent Index is designed to measure the performance of the common stocks of all companies included in the S&P 500® Index that are classified as members of the materials sector, as defined according to the Global Industry Classification Standard (“GICS”). The materials sector includes companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

The Index is an equal-weighted version of the Parent Index. “Equal weighting” means that, unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight at each quarterly rebalance. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 9.85%. On a net asset value (“NAV”) basis, the Fund returned 9.81%. During the same time period, the Index returned 10.27%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 22.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the chemicals industry and most underweight in the software industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection within the chemicals industry.

For the fiscal year ended April 30, 2024, the containers & packaging industry contributed most significantly to the Fund’s return, followed by the construction materials and metals & mining industries, respectively. No industry detracted from the Fund’s return during this period, Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Martin Marietta Materials, Inc., a construction materials company (portfolio average weight of 3.69%) and WestRock Co., a containers & packaging company (portfolio average weight of 3.62%). Positions that detracted most significantly from the Fund’s return during the period included FMC Corp., a chemical company (portfolio average weight of 3.14%) and Albemarle Corp., a chemicals company (portfolio average weight of 3.16%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Chemicals	56.19
Containers & Packaging	21.30
Metals & Mining	15.50
Construction Materials	6.95
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Freeport-McMoRan, Inc.	4.47
Newmont Corp.	4.27
International Flavors & Fragrances, Inc.	3.83
Ball Corp.	3.80
WestRock Co.	3.75
Eastman Chemical Co.	3.75
Albemarle Corp.	3.62
DuPont de Nemours, Inc.	3.62
Ecolab, Inc.	3.61
LyondellBasell Industries N.V., Class A	3.60
Total	38.32

*	Excluding money market fund holdings.

25

Invesco S&P 500® Equal Weight Materials ETF (RSPM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Materials Index	10.27%	3.89%	12.13%	12.45%	79.79%	10.11%	162.00%	10.09%	437.41%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	9.90	421.42
S&P 500® Materials Index	12.33	4.37	13.69	11.44	71.89	8.63	128.72	8.19	296.26
Fund
NAV Return	9.81	3.52	10.94	12.06	76.74	9.68	151.89	9.51	390.32
Market Price Return	9.85	3.50	10.89	12.06	76.67	9.66	151.39	9.51	390.20

Guggenheim S&P 500® Equal Weight Materials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

26

RSPR	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Real Estate ETF (RSPR)

As an index fund, the Invesco S&P 500® Equal Weight Real Estate ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Real Estate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Real Estate Index (the “Parent Index”). The Parent Index is designed to measure the performance of common stocks of all companies included in the S&P 500® Index that are classified as members of the real estate sector, as defined according to the Global Industry Classification Standard (“GICS”). The real estate sector includes companies operating in real estate development and operation, offering real estate related services and equity real estate investment trusts (“REITs”).

The Index is an equal-weighted version of the Parent Index. “Equal weighting” means that, unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight at each quarterly rebalance. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 3.43%. On a net asset value (“NAV”) basis, the Fund returned 3.43%. During the same time period, the Index returned 3.79%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 22.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the specialized REITs industry and most underweight in the software industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the specialized REITs and residential REITS industries, respectively.

For the fiscal year ended April 30, 2024, the retail REITs industry contributed most significantly to the Fund’s return, followed by the hotel & resort REITs industry. The industrial REITs industry was the only industry to detract from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Digital Realty Trust, Inc., a specialized REITs company (portfolio average weight of 3.35%) and Iron Mountain, Inc, a specialized REITs company (portfolio average weight of 3.37%). Positions that detracted most significantly from the Fund’s return during the period included SBA Communications Corp., Class A, a specialized REITs company (portfolio average weight of 3.17%) and Prologis, Inc., an industrial REITs company (portfolio average weight of 3.24%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Specialized REITs	30.04
Residential REITs	23.81
Retail REITs	16.69
Health Care REITs	10.55
Real Estate Management & Development	6.79
Office REITs	6.43
Hotel & Resort REITs	3.10
Industrial REITs	2.59
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
CoStar Group, Inc.	3.64
Healthpeak Properties, Inc.	3.59
Welltower, Inc.	3.55
Federal Realty Investment Trust	3.49
Equity Residential	3.48
AvalonBay Communities, Inc.	3.47
Realty Income Corp.	3.46
Essex Property Trust, Inc.	3.44
UDR, Inc.	3.42
Ventas, Inc.	3.41
Total	34.95

*	Excluding money market fund holdings.

27

Invesco S&P 500® Equal Weight Real Estate ETF (RSPR) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
S&P 500® Equal Weight Real Estate Index	3.79%	(0.89)%	(2.66)%	4.73%	25.98%	5.94%	65.38%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.70	183.50
S&P 500® Real Estate Index	(0.67)	(2.20)	(6.47)	3.56	19.13	N/A	N/A
Fund
NAV Return	3.43	(1.26)	(3.74)	4.38	23.91	5.58	60.51
Market Price Return	3.43	(1.29)	(3.82)	4.35	23.75	5.63	61.16

Guggenheim S&P 500® Equal Weight Real Estate ETF (the “Predecessor Fund”) Inception: August 13, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

28

RSPT	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Technology ETF (RSPT)

As an index fund, the Invesco S&P 500® Equal Weight Technology ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Information Technology Index (the “Parent Index”). The Parent Index is designed to measure the performance of common stocks of all companies included in the S&P 500® Index that are classified as members of the information technology sector, as defined according to the Global Industry Classification Standard (“GICS”). The information technology sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors.

The Index is an equal-weighted version of the Parent Index. “Equal weighting” means that, unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight at each quarterly rebalance. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 27.27%. On a net asset value (“NAV”) basis, the Fund returned 27.23%. During the same time period, the Index returned 27.76%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 22.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight in the interactive media & services industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection within the technology hardware storage & peripherals industry as well as the Fund’s overweight allocation to the software industry.

For the fiscal year ended April 30, 2024, the semiconductors & semiconductors equipment industry contributed most significantly to the Fund’s return, followed by the software and technology hardware storage & peripherals industries, respectively. No industry detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included NVIDIA Corp., a semiconductors & semiconductors equipment company (portfolio average weight of 1.78%) and Broadcom, Inc., a semiconductors & semiconductors equipment company (portfolio average weight of 1.69%). Positions that detracted most significantly from the Fund’s return during this period included SolarEdge Technologies, Inc., a semiconductors & semiconductors equipment company (no longer held at fiscal year-end) and Enphase Energy, Inc., a semiconductors & semiconductors equipment company (portfolio average weight of 1.40%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Semiconductors & Semiconductor Equipment	31.60
Software	25.91
Electronic Equipment, Instruments & Components	14.32
Technology Hardware, Storage & Peripherals	10.84
IT Services	9.69
Communications Equipment	7.64
Money Market Funds Plus Other Assets Less Liabilities	0.00

29

Invesco S&P 500® Equal Weight Technology ETF (RSPT) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Micron Technology, Inc.	1.88
Western Digital Corp.	1.83
Zebra Technologies Corp., Class A	1.81
Tyler Technologies, Inc.	1.79
Teradyne, Inc.	1.79
Amphenol Corp., Class A	1.78
First Solar, Inc.	1.78
Palo Alto Networks, Inc.	1.69
Microchip Technology, Inc.	1.69
Analog Devices, Inc.	1.67
Total	17.71

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Information Technology Index	27.76%	7.23%	23.29%	14.38%	95.81%	17.13%	386.24%	13.10%	761.70%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	9.90	421.42
S&P 500® Information Technology Index	37.46	14.82	51.38	22.46	175.45	21.25	586.95	15.74	1189.67
Fund
NAV Return	27.23	6.80	21.83	13.92	91.90	16.65	366.43	12.58	694.55
Market Price Return	27.27	6.81	21.86	13.93	91.93	16.66	367.06	12.58	694.51

30

Invesco S&P 500® Equal Weight Technology ETF (RSPT) (continued)

Guggenheim S&P 500® Equal Weight Technology ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

31

RSPU	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Utilities ETF (RSPU)

As an index fund, the Invesco S&P 500® Equal Weight Utilities ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Utilities Plus Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Utilities Index (the “Parent Index”). The Parent Index is designed to measure the performance of common stocks of all companies included in the S&P 500® Index that are classified as members of the utilities sector, as defined according to the Global Industry Classification Standard (“GICS”) with a 22 company minimum count at each quarterly rebalance. The utilities sector includes utility companies such as electric, gas and water utilities, independent power producers and energy traders and companies that engage in generation and distribution of electricity using renewable sources. In the event there are fewer than 22 companies eligible for inclusion in the Index at quarterly rebalance, the Index will be supplemented with the largest utilities companies in the S&P MidCap 400® Index based on float-adjusted market capitalization until the 22 company minimum is reached. If intra-quarter additions result in the Index reaching the required minimum count, the supplementary companies will remain in the Index until the next quarterly rebalance at which point they will be reviewed.

The Index is an equal-weighted version of the Parent Index. “Equal weighting” means that, unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight at each quarterly rebalance. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 1.96%. On a net asset value (“NAV”) basis, the Fund returned 1.99%. During the same time period, the Index returned 2.37%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 22.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the electric utilities industry and most underweight in the software industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight to the electric utilities and multi-utilities industries, respectively.

For the fiscal year ended April 30, 2024, the electric utilities industry contributed most significantly to the Fund’s return, followed by the gas utilities industry. The independent power and renewable electricity producers industry detracted most significantly from the Fund’s return during the period, followed by the multi-utilities and water utilities industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Constellation Energy Corp., an electric utilities company (portfolio average weight of 3.68%) and NRG Energy, Inc., an electric utilities company (portfolio average weight of 3.69%). Positions that detracted most significantly from the Fund’s return during this period included AES Corp. (The), an independent power and renewable electricity producers company (portfolio average weight of 3.19%) and Xcel Energy, Inc., an electric utilities company (portfolio average weight of 3.35%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Electric Utilities	56.95
Multi-Utilities	32.80
Independent Power and Renewable Electricity Producers	3.52
Water Utilities	3.30
Gas Utilities	3.26
Money Market Funds Plus Other Assets Less Liabilities	0.17

32

Invesco S&P 500® Equal Weight Utilities ETF (RSPU) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
NRG Energy, Inc.	3.83
NextEra Energy, Inc.	3.70
AES Corp. (The)	3.52
Constellation Energy Corp.	3.49
Public Service Enterprise Group, Inc.	3.44
Southern Co. (The)	3.40
Dominion Energy, Inc.	3.39
Xcel Energy, Inc.	3.37
Consolidated Edison, Inc.	3.35
Duke Energy Corp.	3.31
Total	34.80

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Utilities Plus Index	2.37%	4.98%	15.71%	6.57%	37.47%	8.38%	123.60%	8.22%	298.59%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	9.90	421.42
S&P 500® Utilities Index	0.20	3.26	10.11	6.02	33.96	8.08	117.49	7.48	253.02
Fund
NAV Return	1.99	4.58	14.39	6.19	35.02	7.96	115.16	7.74	268.32
Market Price Return	1.96	4.65	14.62	6.19	35.04	7.94	114.71	7.73	268.17

33

Invesco S&P 500® Equal Weight Utilities ETF (RSPU) (continued)

Guggenheim S&P 500® Equal Weight Utilities ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

34

GRPM	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400® GARP ETF (GRPM)

Effective after the close of markets on August 25, 2023, the Invesco S&P MidCap 400® Equal Weight ETF changed its name to Invesco S&P MidCap 400® GARP ETF (the “Fund”) and the underlying index changed from S&P MidCap 400® Equal Weight Index (the “Previous Index”) to S&P MidCap 400® GARP Index (the “Index”). At that time, the Fund also changed its ticker symbol from EWMC to GRPM and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index, and through August 25, 2023, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, and through August 25, 2023, the Previous Index. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 60 growth stocks in the S&P MidCap 400® Index (the “Parent Index”) with relatively high quality and value composite scores, which are computed as described below. The Parent Index is a broad-based index of approximately 400 securities that measures the performance of the mid-cap segment of the U.S. equity market. The Fund defines mid- capitalization companies as companies whose securities are included in the Parent Index. In selecting constituent securities for the Index, the Index Provider first identifies stocks that exhibit growth characteristics by calculating the growth score for each stock in the Parent Index. A stock’s growth score is the average of its: (i) three-year earnings per share (“EPS”) growth, calculated as a company’s three-year EPS compound annual growth rate and (ii) three-year sales per share (“SPS”) growth, calculated as a company’s three-year SPS compound annual growth rate. Stocks are ranked by growth score and the top 120 stocks remain eligible for inclusion in the Index. The Index Provider then calculates a quality/value (“QV”) composite score for each of the remaining 120 stocks. A stock’s QV composite score is the average of its: (i) financial leverage ratio, calculated as a company’s latest total debt divided by its book value; (ii) return on equity, calculated as a company’s trailing 12-month EPS divided by its latest book value per share; and (iii) earnings-to-price ratio, calculated as a company’s trailing 12-month EPS divided by its price. In accordance with the Index methodology, the remaining 120 stocks are ranked by QV composite score and the top 60 stocks are selected and form the Index. The Index components are weighted by growth score, and no security will have a weight below 0.05% or above 5%. Additionally, each sector, as defined according to the Global Industry Classification Standard (“GICS ®”), will be subject to a maximum weight of 40%. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For periods prior to August 25, 2023, with respect to the Previous Index, the Index Provider compiled, maintained and calculated the Previous Index, which consists of all of the components of the Parent Index. The Previous Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Previous Index assigns each component security the same weight.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 32.43%. On a net asset value (“NAV”) basis, the Fund returned 32.36%. During the same time period, the Blended—Invesco S&P MidCap 400® GARP Benchmark (a composite of the returns of the Previous Indexes through August 25, 2023, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended Index”) returned 32.89%. During the fiscal year, the Fund fully replicated the components of the Blended Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned 16.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that screens securities by QV composite score and weights securities by growth score, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the financials sector during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight to and security selection within the information technology and consumer discretionary sectors, respectively.

For the fiscal year ended April 30, 2024, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. The utilities sector detracted most significantly from the Fund’s return during this period, followed by the communication services sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Super Micro Computer, Inc., an information technology company (no longer held at fiscal year-end) and Williams-Sonoma, Inc., a consumer discretionary company (portfolio average weight of 1.23%). Positions that detracted most significantly from the Fund’s return during this period included Lattice Semiconductor Corp., an information technology company (portfolio average weight of 1.01%) and Olin Corp., a materials company (portfolio average weight of 1.51%).

35

Invesco S&P MidCap 400® GARP ETF (GRPM) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Consumer Discretionary	25.16
Energy	23.39
Industrials	13.15
Materials	11.39
Information Technology	7.93
Health Care	7.14
Financials	6.28
Consumer Staples	4.37
Utilities	1.19
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Shockwave Medical, Inc.	4.08
Chord Energy Corp.	3.29
Matador Resources Co.	2.94
Antero Resources Corp.	2.93
Ovintiv, Inc.	2.64
Crocs, Inc.	2.60
Civitas Resources, Inc.	2.32
Olin Corp.	2.26
PBF Energy, Inc., Class A	2.22
Valvoline, Inc.	2.21
Total	27.49

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—Invesco S&P MidCap 400 GARP Benchmark	32.89%	8.46%	27.60%	13.13%	85.34%	10.68%	175.92%	12.24%	370.57%
S&P MidCap 400 GARP Index	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
S&P MidCap 400® Index	16.82	3.25	10.06	9.47	57.19	9.48	147.32	10.84	297.35
Fund
NAV Return	32.36	8.07	26.22	12.73	82.09	10.25	165.42	11.80	346.22
Market Price Return	32.43	8.08	26.26	12.74	82.15	10.28	166.08	11.80	346.43

36

Invesco S&P MidCap 400® GARP ETF (GRPM) (continued)

Guggenheim S&P MidCap 400® Equal Weight ETF (the “Predecessor Fund”) Inception: December 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Invesco S&P MidCap 400® GARP Benchmark is comprised of the performance of the Previous Index from Fund inception through the conversion date, August 25, 2023, followed by the performance of the Index for the period August 26, 2023 through April 30, 2024.

-

The Blended—Invesco S&P MidCap 400® GARP Benchmark is comprised of the performance of the Russell MidCap® Equal Weight Index, a previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Previous Index from January 26, 2016 through the conversion date, August 25, 2023, followed by the performance of the Index for the period August 26, 2023 through April 30, 2024.

-	Performance information is not available for periods prior to the Index’s commencement date of May 1, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

37

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 14, 2024, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2023 through December 31, 2023 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the end of an aggressive rate hike cycle, signs that inflation was abating and market liquidity was reverting to normal, and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

38

Invesco S&P 500® Equal Weight ETF (RSP)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Communication Services-3.75%
Alphabet, Inc., Class A(b)	443,591	$72,207,743
Alphabet, Inc., Class C(b)	370,587	61,013,444
AT&T, Inc.	6,433,466	108,661,241
Charter Communications, Inc., Class A(b)(c)	390,003	99,817,368
Comcast Corp., Class A	2,598,072	99,012,524
Electronic Arts, Inc.	818,547	103,808,130
Fox Corp., Class A(c)	2,547,290	78,991,463
Fox Corp., Class B	1,404,525	40,281,777
Interpublic Group of Cos., Inc. (The)(c)	3,430,449	104,422,867
Live Nation Entertainment, Inc.(b)(c)	1,109,871	98,678,631
Match Group, Inc.(b)(c)	3,265,305	100,636,700
Meta Platforms, Inc., Class A	219,235	94,308,320
Netflix, Inc.(b)	183,129	100,838,153
News Corp., Class A(c)	3,193,295	76,000,421
News Corp., Class B(c)	964,038	23,657,492
Omnicom Group, Inc.(c)	1,206,831	112,042,190
Paramount Global, Class B(c)	10,123,870	115,310,879
Take-Two Interactive Software, Inc.(b)(c)	770,334	110,011,398
T-Mobile US, Inc.	674,598	110,748,754
Verizon Communications, Inc.(c)	2,799,969	110,570,776
Walt Disney Co. (The)	1,003,132	111,447,965
Warner Bros. Discovery, Inc.(b)(c)	12,676,119	93,296,236

		2,025,764,472

Consumer Discretionary-10.21%
Airbnb, Inc., Class A(b)(c)	671,054	106,409,033
Amazon.com, Inc.(b)	630,404	110,320,700
Aptiv PLC(b)(c)	1,414,922	100,459,462
AutoZone, Inc.(b)	35,961	106,315,100
Bath & Body Works, Inc.	2,468,862	112,135,712
Best Buy Co., Inc.(c)	1,408,282	103,705,886
Booking Holdings, Inc.	31,793	109,750,390
BorgWarner, Inc.(c)	3,453,602	113,174,538
Caesars Entertainment, Inc.(b)(c)	2,626,050	94,065,111
CarMax, Inc.(b)(c)	1,353,400	91,990,598
Carnival Corp.(b)(c)	6,763,686	100,237,827
Chipotle Mexican Grill, Inc.(b)	41,278	130,421,969
D.R. Horton, Inc.	720,139	102,612,606
Darden Restaurants, Inc.(c)	644,645	98,894,989
Deckers Outdoor Corp.(b)	121,811	99,698,649
Domino’s Pizza, Inc.(c)	248,821	131,693,491
eBay, Inc.	2,196,149	113,189,519
Etsy, Inc.(b)(c)	1,528,580	104,967,589
Expedia Group, Inc.(b)(c)	814,917	109,712,276
Ford Motor Co.	9,089,704	110,439,904
Garmin Ltd.(c)	779,613	112,630,690
General Motors Co.	2,803,505	124,840,078
Genuine Parts Co.(c)	732,130	115,098,157
Hasbro, Inc.	2,135,378	130,898,671
Hilton Worldwide Holdings, Inc.	537,855	106,108,034
Home Depot, Inc. (The)	296,218	99,001,980
Las Vegas Sands Corp.	2,148,106	95,289,982
Lennar Corp., Class A	673,808	102,162,769
LKQ Corp.	2,151,722	92,803,770
Lowe’s Cos., Inc.	457,294	104,258,459

	Shares	Value
Consumer Discretionary-(continued)
lululemon athletica, inc.(b)(c)	240,132	$86,591,599
Marriott International, Inc., Class A	442,072	104,386,461
McDonald’s Corp.	378,015	103,213,216
MGM Resorts International(b)(c)	2,605,827	102,773,817
Mohawk Industries, Inc.(b)	909,819	104,920,327
NIKE, Inc., Class B	1,116,102	102,971,571
Norwegian Cruise Line Holdings Ltd.(b)(c)	5,526,818	104,567,397
NVR, Inc.(b)	14,608	108,666,721
O’Reilly Automotive, Inc.(b)	102,048	103,401,156
Pool Corp.(c)	266,278	96,533,763
PulteGroup, Inc.	982,099	109,425,471
Ralph Lauren Corp.	628,102	102,782,611
Ross Stores, Inc.	758,737	98,294,378
Royal Caribbean Cruises Ltd.(b)(c)	868,216	121,229,000
Starbucks Corp.	1,214,861	107,503,050
Tapestry, Inc.	2,346,561	93,674,715
Tesla, Inc.(b)	630,438	115,546,677
TJX Cos., Inc. (The)	1,153,714	108,552,950
Tractor Supply Co.(c)	441,718	120,624,351
Ulta Beauty, Inc.(b)(c)	204,886	82,946,048
Wynn Resorts Ltd.(c)	1,100,366	100,848,544
Yum! Brands, Inc.(c)	792,302	111,912,658

		5,524,654,420

Consumer Staples-7.79%
Altria Group, Inc.	2,639,075	115,617,876
Archer-Daniels-Midland Co.	2,019,600	118,469,736
Brown-Forman Corp., Class B(c)	2,030,864	97,176,842
Bunge Global S.A.	1,201,088	122,222,715
Campbell Soup Co.(c)	2,618,875	119,708,776
Church & Dwight Co., Inc.	1,061,677	114,544,332
Clorox Co. (The)	710,609	105,077,753
Coca-Cola Co. (The)	1,858,525	114,801,089
Colgate-Palmolive Co.	1,255,822	115,435,158
Conagra Brands, Inc.	3,933,238	121,065,066
Constellation Brands, Inc., Class A	429,099	108,759,433
Costco Wholesale Corp.	153,093	110,670,930
Dollar General Corp.(c)	702,374	97,763,437
Dollar Tree, Inc.(b)(c)	747,714	88,417,180
Estee Lauder Cos., Inc. (The), Class A	740,246	108,601,491
General Mills, Inc.(c)	1,697,117	119,578,864
Hershey Co. (The)	567,936	110,134,149
Hormel Foods Corp.	3,239,513	115,197,082
J.M. Smucker Co. (The)	924,812	106,214,658
Kellanova	2,041,357	118,112,916
Kenvue, Inc.	5,527,305	104,023,880
Keurig Dr Pepper, Inc.(c)	3,796,982	127,958,293
Kimberly-Clark Corp.(c)	880,309	120,188,588
Kraft Heinz Co. (The)(c)	3,176,401	122,640,843
Kroger Co. (The)	1,974,060	109,323,443
Lamb Weston Holdings, Inc.	1,092,551	91,053,200
McCormick & Co., Inc.(c)	1,613,339	122,710,564
Molson Coors Beverage Co., Class B(c)	1,714,688	98,183,035
Mondelez International, Inc., Class A	1,537,833	110,631,706
Monster Beverage Corp.(b)	1,870,038	99,953,531
PepsiCo, Inc.	678,643	119,380,090
Philip Morris International, Inc.	1,192,816	113,245,951

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2024

	Shares	Value
Consumer Staples-(continued)
Procter & Gamble Co. (The)	689,779	$112,571,933
Sysco Corp.	1,371,517	101,931,143
Target Corp.(c)	651,651	104,902,778
Tyson Foods, Inc., Class A	2,046,064	124,093,782
Walgreens Boots Alliance, Inc.(c)	5,221,447	92,576,255
Walmart, Inc.	1,837,925	109,080,849

		4,212,019,347

Energy-4.99%
APA Corp.	3,593,198	112,970,145
Baker Hughes Co., Class A	3,618,256	118,027,511
Chevron Corp.(c)	738,256	119,058,545
ConocoPhillips(c)	979,441	123,037,378
Coterra Energy, Inc.(c)	4,197,528	114,844,366
Devon Energy Corp.	2,397,691	122,713,825
Diamondback Energy, Inc.	604,017	121,485,939
EOG Resources, Inc.	932,313	123,186,517
EQT Corp.(c)	2,944,756	118,055,268
Exxon Mobil Corp.(c)	1,020,838	120,734,510
Halliburton Co.(c)	3,057,279	114,556,244
Hess Corp.	762,993	120,163,768
Kinder Morgan, Inc.	6,205,911	113,444,053
Marathon Oil Corp.	4,474,415	120,138,043
Marathon Petroleum Corp.	616,035	111,945,880
Occidental Petroleum Corp.(c)	1,820,496	120,407,606
ONEOK, Inc.	1,432,303	113,323,813
Phillips 66(c)	741,192	106,146,106
Pioneer Natural Resources Co.	454,509	122,408,364
Schlumberger N.V.	2,195,940	104,263,231
Targa Resources Corp.	1,065,994	121,587,276
Valero Energy Corp.	740,292	118,350,482
Williams Cos., Inc. (The)(c)	3,071,743	117,832,062

		2,698,680,932

Financials-14.27%
Aflac, Inc.	1,348,045	112,763,964
Allstate Corp. (The)	705,483	119,974,439
American Express Co.(c)	495,034	115,852,807
American International Group, Inc.	1,487,333	112,011,048
Ameriprise Financial, Inc.	268,696	110,646,326
Aon PLC, Class A	349,517	98,567,289
Arch Capital Group Ltd.(b)	1,261,693	118,018,763
Arthur J. Gallagher & Co.	439,498	103,145,786
Assurant, Inc.	619,466	108,034,870
Bank of America Corp.	3,110,327	115,113,202
Bank of New York Mellon Corp. (The)	1,994,201	112,652,414
Berkshire Hathaway, Inc., Class B(b)	274,337	108,837,718
BlackRock, Inc.	132,235	99,789,820
Blackstone, Inc., Class A	878,442	102,435,122
Brown & Brown, Inc.	1,297,390	105,789,181
Capital One Financial Corp.	806,274	115,643,880
Cboe Global Markets, Inc.	592,391	107,311,630
Charles Schwab Corp. (The)	1,648,033	121,872,040
Chubb Ltd.	444,568	110,537,388
Cincinnati Financial Corp.	943,242	109,123,667
Citigroup, Inc.	1,924,508	118,030,076
Citizens Financial Group, Inc.	3,223,965	109,969,446
CME Group, Inc., Class A(c)	519,078	108,819,512
Comerica, Inc.	2,100,513	105,382,737
Corpay, Inc.(b)	376,195	113,663,557
Discover Financial Services	912,687	115,664,824

	Shares	Value
Financials-(continued)
Everest Group Ltd.	300,519	$110,113,167
FactSet Research Systems, Inc.(c)	237,290	98,923,828
Fidelity National Information Services, Inc.(c)	1,588,969	107,922,774
Fifth Third Bancorp(c)	3,038,262	110,775,033
Fiserv, Inc.(b)	730,848	111,578,564
Franklin Resources, Inc.	3,940,806	90,008,009
Global Payments, Inc.(c)	853,370	104,768,235
Globe Life, Inc.(c)	894,293	68,118,298
Goldman Sachs Group, Inc. (The)	286,352	122,189,262
Hartford Financial Services Group, Inc. (The)	1,142,315	110,678,900
Huntington Bancshares, Inc.	8,195,967	110,399,675
Intercontinental Exchange, Inc.	797,162	102,642,579
Invesco Ltd.(d)	6,968,293	98,740,712
Jack Henry & Associates, Inc.	632,793	102,949,093
JPMorgan Chase & Co.	588,415	112,822,692
KeyCorp	7,416,207	107,460,839
Loews Corp.	1,478,410	111,102,512
M&T Bank Corp.(c)	775,056	111,910,336
MarketAxess Holdings, Inc.(c)	514,138	102,873,872
Marsh & McLennan Cos., Inc.	539,267	107,546,018
Mastercard, Inc., Class A	235,762	106,375,814
MetLife, Inc.	1,561,778	111,011,180
Moody’s Corp.	286,338	106,039,552
Morgan Stanley	1,269,695	115,339,094
MSCI, Inc.	200,363	93,327,082
Nasdaq, Inc.(c)	1,843,925	110,358,911
Northern Trust Corp.	1,352,768	111,454,556
PayPal Holdings, Inc.(b)	1,876,263	127,435,783
PNC Financial Services Group, Inc. (The)	735,031	112,650,851
Principal Financial Group, Inc.(c)	1,384,013	109,530,789
Progressive Corp. (The)	557,514	116,102,291
Prudential Financial, Inc.(c)	994,994	109,926,937
Raymond James Financial, Inc.(c)	920,377	112,285,994
Regions Financial Corp.	5,619,003	108,278,188
S&P Global, Inc.	258,534	107,506,193
State Street Corp.(c)	1,529,189	110,850,911
Synchrony Financial	2,626,187	115,499,704
T. Rowe Price Group, Inc.(c)	936,743	102,638,931
Travelers Cos., Inc. (The)	506,644	107,489,591
Truist Financial Corp.	2,956,824	111,028,741
U.S. Bancorp(c)	2,557,503	103,911,347
Visa, Inc., Class A(c)	395,666	106,279,844
W.R. Berkley Corp.(c)	1,310,930	100,902,282
Wells Fargo & Co.	1,936,259	114,858,884
Willis Towers Watson PLC	404,199	101,510,537

		7,715,769,891

Health Care-12.31%
Abbott Laboratories	914,431	96,902,253
AbbVie, Inc.	618,340	100,566,818
Agilent Technologies, Inc.(c)	748,232	102,537,713
Align Technology, Inc.(b)(c)	354,357	100,063,330
Amgen, Inc.	404,143	110,710,933
Baxter International, Inc.	2,527,557	102,037,476
Becton, Dickinson and Co.(c)	460,985	108,147,081
Biogen, Inc.(b)(c)	495,306	106,401,635

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2024

	Shares	Value
Health Care-(continued)
Bio-Rad Laboratories, Inc., Class A(b)(c)	322,124	$86,892,949
Bio-Techne Corp.(c)	1,433,532	90,613,558
Boston Scientific Corp.(b)	1,633,341	117,388,218
Bristol-Myers Squibb Co.	2,056,686	90,370,783
Cardinal Health, Inc.	959,941	98,912,321
Catalent, Inc.(b)(c)	1,957,610	109,332,518
Cencora, Inc.(c)	465,442	111,263,910
Centene Corp.(b)(c)	1,416,295	103,474,513
Charles River Laboratories International, Inc.(b)(c)	414,154	94,841,266
Cigna Group (The)	323,876	115,636,687
Cooper Cos., Inc. (The)	1,089,420	97,023,745
CVS Health Corp.	1,471,822	99,657,068
Danaher Corp.	436,216	107,579,590
DaVita, Inc.(b)(c)	818,431	113,770,093
DexCom, Inc.(b)	817,969	104,201,071
Edwards Lifesciences Corp.(b)(c)	1,199,424	101,555,230
Elevance Health, Inc.	220,459	116,530,218
Eli Lilly and Co.	145,316	113,506,328
GE HealthCare Technologies, Inc.	1,178,950	89,883,148
Gilead Sciences, Inc.(c)	1,470,895	95,902,354
HCA Healthcare, Inc.	340,049	105,353,981
Henry Schein, Inc.(b)(c)	1,480,292	102,554,630
Hologic, Inc.(b)	1,434,236	108,672,062
Humana, Inc.	326,075	98,503,997
IDEXX Laboratories, Inc.(b)	197,018	97,082,590
Illumina, Inc.(b)	816,929	100,523,113
Incyte Corp.(b)(c)	1,843,749	95,967,135
Insulet Corp.(b)	615,663	105,857,096
Intuitive Surgical, Inc.(b)	282,559	104,722,017
IQVIA Holdings, Inc.(b)	429,904	99,638,850
Johnson & Johnson	693,170	100,225,450
Laboratory Corp. of America Holdings	508,530	102,402,686
McKesson Corp.	209,914	112,767,900
Medtronic PLC	1,298,255	104,171,981
Merck & Co., Inc.	895,114	115,666,631
Mettler-Toledo International, Inc.(b)	84,977	104,496,217
Moderna, Inc.(b)(c)	1,074,095	118,483,419
Molina Healthcare, Inc.(b)(c)	281,993	96,469,805
Pfizer, Inc.	4,065,584	104,160,262
Quest Diagnostics, Inc.(c)	868,430	119,999,657
Regeneron Pharmaceuticals, Inc.(b)	114,366	101,861,222
ResMed, Inc.(c)	588,248	125,879,190
Revvity, Inc.(c)	1,012,257	103,725,975
Solventum Corp.(b)	1,467,312	95,389,953
STERIS PLC(c)	473,568	96,873,070
Stryker Corp.	309,030	103,988,595
Teleflex, Inc.(c)	492,886	102,889,952
Thermo Fisher Scientific, Inc.	185,743	105,635,759
UnitedHealth Group, Inc.	231,969	112,203,405
Universal Health Services, Inc., Class B	629,251	107,243,248
Vertex Pharmaceuticals, Inc.(b)	267,172	104,947,833
Viatris, Inc.	9,026,401	104,435,460
Waters Corp.(b)(c)	310,632	95,997,713
West Pharmaceutical Services, Inc.	308,141	110,154,245

	Shares	Value
Health Care-(continued)
Zimmer Biomet Holdings, Inc.(c)	873,025	$105,007,447
Zoetis, Inc.(c)	607,545	96,745,466

		6,656,400,819

Industrials-15.95%
3M Co.(c)	1,391,011	134,246,472
A.O. Smith Corp.	1,290,249	106,884,227
Allegion PLC(c)	845,764	102,811,072
American Airlines Group, Inc.(b)(c)	7,538,224	101,841,406
AMETEK, Inc.	609,900	106,525,134
Automatic Data Processing, Inc.(c)	456,492	110,420,850
Axon Enterprise, Inc.(b)	354,036	111,046,932
Boeing Co. (The)(b)(c)	557,301	93,537,400
Broadridge Financial Solutions, Inc.(c)	543,584	105,134,581
Builders FirstSource, Inc.(b)	554,731	101,415,921
C.H. Robinson Worldwide, Inc.(c)	1,528,785	108,543,735
Carrier Global Corp.	1,903,533	117,048,244
Caterpillar, Inc.	326,220	109,143,425
Cintas Corp.	177,053	116,561,072
Copart, Inc.(b)	2,014,334	109,398,480
CSX Corp.	2,897,838	96,266,178
Cummins, Inc.	411,750	116,315,258
Dayforce, Inc.(b)(c)	1,653,915	101,500,764
Deere & Co.	295,657	115,723,106
Delta Air Lines, Inc.	2,620,821	131,224,508
Dover Corp.(c)	646,879	115,985,405
Eaton Corp. PLC	372,012	118,396,539
Emerson Electric Co.	1,004,642	108,280,315
Equifax, Inc.	409,708	90,213,605
Expeditors International of Washington, Inc.(c)	912,254	101,542,993
Fastenal Co.	1,461,514	99,295,261
FedEx Corp.	446,507	116,886,602
Fortive Corp.	1,299,410	97,806,591
GE Vernova, Inc.(b)	745,080	114,526,247
Generac Holdings, Inc.(b)(c)	944,715	128,443,451
General Dynamics Corp.	406,386	116,669,357
General Electric Co.	827,429	133,894,561
Honeywell International, Inc.(c)	550,830	106,161,466
Howmet Aerospace, Inc.	1,631,517	108,903,760
Hubbell, Inc.	281,623	104,346,954
Huntington Ingalls Industries, Inc.	377,066	104,420,887
IDEX Corp.	463,377	102,156,093
Illinois Tool Works, Inc.	423,680	103,424,525
Ingersoll Rand, Inc.	1,225,816	114,393,149
J.B. Hunt Transport Services, Inc.	551,224	89,612,486
Jacobs Solutions, Inc.	752,807	108,050,389
Johnson Controls International PLC(c)	1,792,789	116,656,780
L3Harris Technologies, Inc.	515,329	110,306,172
Leidos Holdings, Inc.	858,734	120,411,682
Lockheed Martin Corp.	255,902	118,976,517
Masco Corp.(c)	1,437,235	98,378,736
Nordson Corp.(c)	418,137	107,958,792
Norfolk Southern Corp.	426,209	98,164,457
Northrop Grumman Corp.	240,666	116,730,230
Old Dominion Freight Line, Inc.	516,910	93,927,716
Otis Worldwide Corp.	1,132,022	103,240,406
PACCAR, Inc.	964,057	102,296,088
Parker-Hannifin Corp.	205,820	112,153,376
Paychex, Inc.(c)	915,863	108,813,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2024

	Shares	Value
Industrials-(continued)
Paycom Software, Inc.(c)	610,607	$114,781,904
Pentair PLC(c)	1,360,976	107,639,592
Quanta Services, Inc.(c)	457,098	118,187,259
Republic Services, Inc.	599,989	115,017,891
Robert Half, Inc.(c)	1,360,888	94,091,796
Rockwell Automation, Inc.	375,512	101,748,732
Rollins, Inc.	2,434,091	108,463,095
RTX Corp.	1,217,747	123,625,675
Snap-on, Inc.	374,721	100,410,239
Southwest Airlines Co.(c)	3,224,363	83,639,976
Stanley Black & Decker, Inc.(c)	1,209,495	110,547,843
Textron, Inc.	1,199,547	101,469,681
Trane Technologies PLC(c)	388,619	123,324,354
TransDigm Group, Inc.	95,140	118,737,574
Uber Technologies, Inc.(b)	1,403,988	93,042,285
Union Pacific Corp.	440,927	104,570,247
United Airlines Holdings, Inc.(b)(c)	2,556,527	131,558,879
United Parcel Service, Inc., Class B	718,440	105,955,531
United Rentals, Inc.	163,620	109,296,524
Veralto Corp.(c)	1,237,831	115,960,008
Verisk Analytics, Inc.	467,191	101,828,950
W.W. Grainger, Inc.	114,189	105,208,035
Wabtec Corp.	776,207	125,031,424
Waste Management, Inc.	532,022	110,671,216
Xylem, Inc.	869,464	113,638,945

		8,625,461,691

Information Technology-12.56%
Accenture PLC, Class A	292,651	88,061,612
Adobe, Inc.(b)	200,298	92,703,923
Advanced Micro Devices, Inc.(b)	532,895	84,399,910
Akamai Technologies, Inc.(b)	995,842	100,510,333
Amphenol Corp., Class A	1,000,873	120,875,432
Analog Devices, Inc.	564,153	113,174,733
ANSYS, Inc.(b)	329,971	107,200,979
Apple, Inc.	647,965	110,367,879
Applied Materials, Inc.	538,233	106,919,985
Arista Networks, Inc.(b)	405,248	103,970,427
Autodesk, Inc.(b)	439,421	93,530,760
Broadcom, Inc.	85,288	110,897,428
Cadence Design Systems, Inc.(b)	358,573	98,833,476
CDW Corp.	446,042	107,879,718
Cisco Systems, Inc.	2,232,605	104,887,783
Cognizant Technology Solutions Corp., Class A	1,442,140	94,719,755
Corning, Inc.	3,377,890	112,753,968
Enphase Energy, Inc.(b)(c)	849,540	92,395,970
EPAM Systems, Inc.(b)	357,697	84,151,796
F5, Inc.(b)	573,407	94,789,911
Fair Isaac Corp.(b)	85,796	97,235,181
First Solar, Inc.(b)(c)	685,217	120,803,757
Fortinet, Inc.(b)	1,550,530	97,962,485
Gartner, Inc.(b)	238,650	98,464,604
Gen Digital, Inc.(c)	5,013,069	100,963,210
Hewlett Packard Enterprise Co.	6,150,262	104,554,454
HP, Inc.	3,600,089	101,126,500
Intel Corp.	2,511,002	76,510,231
International Business Machines Corp.	564,126	93,757,741
Intuit, Inc.	169,703	106,169,591
Jabil, Inc.(c)	730,848	85,772,321

	Shares	Value
Information Technology-(continued)
Juniper Networks, Inc.	2,962,186	$103,143,317
Keysight Technologies, Inc.(b)(c)	716,793	106,042,356
KLA Corp.	158,521	109,266,940
Lam Research Corp.	115,835	103,603,982
Microchip Technology, Inc.	1,245,348	114,547,109
Micron Technology, Inc.	1,134,400	128,141,824
Microsoft Corp.	272,355	106,035,972
Monolithic Power Systems, Inc.	151,942	101,699,339
Motorola Solutions, Inc.	329,692	111,815,042
NetApp, Inc.	1,070,036	109,368,380
NVIDIA Corp.	126,643	109,422,085
NXP Semiconductors N.V. (China)	438,928	112,448,964
ON Semiconductor Corp.(b)	1,399,783	98,208,775
Oracle Corp.	984,270	111,960,713
Palo Alto Networks, Inc.(b)(c)	394,708	114,816,610
PTC, Inc.(b)	596,195	105,788,841
Qorvo, Inc.(b)	953,185	111,370,135
QUALCOMM, Inc.	648,546	107,561,354
Roper Technologies, Inc.	202,720	103,683,171
Salesforce, Inc.	362,255	97,424,860
Seagate Technology Holdings PLC(c)	1,192,694	102,464,342
ServiceNow, Inc.(b)	146,180	101,350,979
Skyworks Solutions, Inc.(c)	1,040,861	110,945,374
Super Micro Computer, Inc.(b)(c)	97,106	83,394,633
Synopsys, Inc.(b)	193,799	102,827,811
TE Connectivity Ltd.	787,088	111,357,210
Teledyne Technologies, Inc.(b)	259,823	99,117,278
Teradyne, Inc.(c)	1,043,121	121,335,835
Texas Instruments, Inc.	641,563	113,184,545
Trimble, Inc.(b)(c)	1,753,503	105,332,925
Tyler Technologies, Inc.(b)(c)	263,032	121,402,420
VeriSign, Inc.(b)	579,166	98,157,054
Western Digital Corp.(b)(c)	1,755,913	124,371,318
Zebra Technologies Corp., Class A(b)(c)	391,554	123,167,226

		6,791,104,572

Materials-5.74%
Air Products and Chemicals, Inc.	457,902	108,220,559
Albemarle Corp.(c)	935,268	112,522,093
Amcor PLC(c)	11,823,163	105,699,077
Avery Dennison Corp.	512,748	111,409,885
Ball Corp.(c)	1,695,839	117,979,519
Celanese Corp.	712,138	109,391,518
CF Industries Holdings, Inc.(c)	1,312,150	103,620,486
Corteva, Inc.	2,023,201	109,515,870
Dow, Inc.(c)	1,954,283	111,198,703
DuPont de Nemours, Inc.	1,550,252	112,393,270
Eastman Chemical Co.	1,232,277	116,376,240
Ecolab, Inc.	494,845	111,909,197
FMC Corp.(c)	1,763,040	104,036,990
Freeport-McMoRan, Inc.	2,778,489	138,757,741
International Flavors & Fragrances, Inc.(c)	1,405,243	118,953,820
International Paper Co.(c)	3,054,862	106,736,878
Linde PLC	239,148	105,454,702
LyondellBasell Industries N.V., Class A(c)	1,118,444	111,810,847
Martin Marietta Materials, Inc.(c)	185,965	109,174,473
Mosaic Co. (The)	3,502,200	109,934,058
Newmont Corp.(c)	3,262,740	132,597,754

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2024

	Shares	Value
Materials-(continued)
Nucor Corp.(c)	595,012	$100,277,372
Packaging Corp. of America(c)	594,226	102,789,213
PPG Industries, Inc.	786,019	101,396,451
Sherwin-Williams Co. (The)	324,864	97,332,503
Steel Dynamics, Inc.	841,891	109,546,857
Vulcan Materials Co.	414,555	106,801,805
WestRock Co.	2,429,365	116,512,345

		3,102,350,226

Real Estate-5.97%
Alexandria Real Estate Equities, Inc.(c)	868,882	100,677,357
American Tower Corp.	533,090	91,456,920
AvalonBay Communities, Inc.	591,613	112,152,077
Boston Properties, Inc.(c)	1,731,037	107,133,880
Camden Property Trust	1,092,755	108,925,818
CBRE Group, Inc., Class A(b)	1,172,639	101,890,603
CoStar Group, Inc.(b)	1,285,212	117,635,454
Crown Castle, Inc.	980,091	91,912,934
Digital Realty Trust, Inc.(c)	740,346	102,745,218
Equinix, Inc.	122,075	86,808,753
Equity Residential(c)	1,745,212	112,391,653
Essex Property Trust, Inc.(c)	450,404	110,911,985
Extra Space Storage, Inc.(c)	733,785	98,532,650
Federal Realty Investment Trust(c)	1,082,648	112,779,442
Healthpeak Properties, Inc.	6,237,474	116,079,391
Host Hotels & Resorts, Inc.(c)	5,299,966	100,010,359
Invitation Homes, Inc.	3,150,982	107,763,584
Iron Mountain, Inc.(c)	1,360,406	105,458,673
Kimco Realty Corp.	5,678,046	105,781,997
Mid-America Apartment Communities, Inc.	819,610	106,549,300
Prologis, Inc.	818,676	83,545,886
Public Storage	377,300	97,890,485
Realty Income Corp.	2,090,874	111,945,394
Regency Centers Corp.(c)	1,788,047	105,888,143
SBA Communications Corp., Class A	494,343	92,007,119
Simon Property Group, Inc.	732,130	102,886,229
UDR, Inc.	2,904,352	110,597,724
Ventas, Inc.	2,491,389	110,318,705
VICI Properties, Inc.	3,799,490	108,475,440
Welltower, Inc.(c)	1,201,150	114,445,572
Weyerhaeuser Co.(c)	3,171,694	95,690,008

		3,231,288,753

Utilities-6.38%
AES Corp. (The)	6,809,332	121,887,043
Alliant Energy Corp.	2,239,452	111,524,710
Ameren Corp.	1,515,335	111,937,796
American Electric Power Co., Inc.	1,319,352	113,503,852
American Water Works Co., Inc.(c)	933,077	114,133,979
Atmos Energy Corp.(c)	954,759	112,566,086
CenterPoint Energy, Inc.	3,905,248	113,798,927
CMS Energy Corp.	1,833,886	111,151,830
Consolidated Edison, Inc.	1,226,659	115,796,610

	Shares	Value
Utilities-(continued)
Constellation Energy Corp.	648,546	$120,590,643
Dominion Energy, Inc.	2,302,205	117,366,411
DTE Energy Co.	980,474	108,165,892
Duke Energy Corp.	1,164,162	114,390,558
Edison International(c)	1,595,630	113,385,468
Entergy Corp.	1,069,155	114,046,764
Evergy, Inc.(c)	2,146,102	112,563,050
Eversource Energy	1,839,082	111,485,151
Exelon Corp.	2,993,499	112,495,692
FirstEnergy Corp.	2,905,471	111,395,758
NextEra Energy, Inc.(c)	1,914,966	128,245,273
NiSource, Inc.	4,096,524	114,129,159
NRG Energy, Inc.	1,822,501	132,441,148
PG&E Corp.	6,682,642	114,340,005
Pinnacle West Capital Corp.(c)	1,543,249	113,660,289
PPL Corp.	4,070,599	111,778,648
Public Service Enterprise Group, Inc.	1,721,508	118,921,773
Sempra	1,556,407	111,485,433
Southern Co. (The)(c)	1,601,314	117,696,579
WEC Energy Group, Inc.	1,354,202	111,911,253
Xcel Energy, Inc.	2,166,084	116,383,693

		3,453,179,473

Total Common Stocks & Other Equity Interests (Cost $51,845,708,231)		54,036,674,596

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $13,969,194)	13,969,194	13,969,194

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $51,859,677,425)		54,050,643,790

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.92%
Invesco Private Government Fund, 5.29%(d)(e)(f)	594,742,327	594,742,327
Invesco Private Prime Fund, 5.46%(d)(e)(f)	1,527,609,825	1,528,068,108

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,122,968,425)		2,122,810,435

TOTAL INVESTMENTS IN SECURITIES-103.87% (Cost $53,982,645,850)		56,173,454,225
OTHER ASSETS LESS LIABILITIES-(3.87)%		(2,091,527,756)

NET ASSETS-100.00%.		$54,081,926,469

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Invesco Ltd.	$67,912,073	$84,772,869	$ (35,372,486)	$(19,728,230)	$1,156,486	$98,740,712	$4,090,134

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	739,765,116	(725,795,922)	-	-	13,969,194	551,069

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	539,713,330	5,500,803,558	(5,445,774,561)	-	-	594,742,327	28,567,273	*

Invesco Private Prime Fund	1,380,240,578	11,509,223,414	(11,361,717,113)	(148,511)	469,740	1,528,068,108	76,688,606	*

Total	$1,987,865,981	$17,834,564,957	$(17,568,660,082)	$(19,876,741)	$1,626,226	$2,235,520,341	$109,897,082

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P 500® Equal Weight Communication Services ETF (RSPC)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Diversified Telecommunication Services-13.77%
AT&T, Inc.	174,660	$2,950,007
Frontier Communications Parent, Inc.(b)(c)	122,218	2,828,125
Verizon Communications, Inc.	76,037	3,002,701

		8,780,833

Entertainment-26.30%
Electronic Arts, Inc.	22,230	2,819,209
Live Nation Entertainment, Inc.(b)(c)	30,114	2,677,436
Netflix, Inc.(b)	4,963	2,732,826
Take-Two Interactive Software, Inc.(b)	20,906	2,985,586
Walt Disney Co. (The)	27,231	3,025,364
Warner Bros. Discovery, Inc.(b)	344,122	2,532,738

		16,773,159

Interactive Media & Services-13.96%
Alphabet, Inc., Class A(b)	12,034	1,958,895
Alphabet, Inc., Class C(b)	10,081	1,659,736
Match Group, Inc.(b)	88,620	2,731,268
Meta Platforms, Inc., Class A	5,937	2,553,919

		8,903,818

Media-41.23%
Charter Communications, Inc., Class A(b)(c)	10,590	2,710,404
Comcast Corp., Class A	70,556	2,688,889
Fox Corp., Class A(c)	69,276	2,148,249
Fox Corp., Class B	38,185	1,095,146
Interpublic Group of Cos., Inc. (The)	93,120	2,834,573
New York Times Co. (The), Class A	69,398	2,986,196
News Corp., Class A	86,851	2,067,054

	Shares	Value
Media-(continued)
News Corp., Class B(c)	26,209	$643,169
Nexstar Media Group, Inc., Class A(c)	18,378	2,941,583
Omnicom Group, Inc.	32,766	3,041,995
Paramount Global, Class B(c)	274,863	3,130,689

		26,287,947

Wireless Telecommunication Services-4.72%
T-Mobile US, Inc.	18,319	3,007,430

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $66,487,070)		63,753,187

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-16.12%
Invesco Private Government Fund, 5.29%(d)(e)(f)	2,841,711	2,841,711
Invesco Private Prime Fund, 5.46%(d)(e)(f)	7,437,769	7,440,000

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $10,281,711)		10,281,711

TOTAL INVESTMENTS IN SECURITIES-116.10% (Cost $76,768,781)		74,034,898
OTHER ASSETS LESS LIABILITIES-(16.10)%		(10,265,992)

NET ASSETS-100.00%		$63,768,906

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$3,076,902	$ (3,076,902)	$-	$ -	$-	$2,919

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	4,241,707	48,122,010	(49,522,006)	-	-	2,841,711	115,757	*
Invesco Private Prime Fund	10,907,518	106,538,522	(110,005,994)	163	(209)	7,440,000	312,695	*

Total	$15,149,225	$157,737,434	$(162,604,902)	$163	$(209)	$10,281,711	$431,371

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RSPD)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Automobile Components-3.87%
Aptiv PLC(b)	104,217	$7,399,407
BorgWarner, Inc.	254,372	8,335,770

		15,735,177

Automobiles-6.35%
Ford Motor Co.	669,133	8,129,966
General Motors Co.	206,332	9,187,964
Tesla, Inc.(b)	46,475	8,517,938

		25,835,868

Broadline Retail-5.95%
Amazon.com, Inc.(b)	46,480	8,134,000
eBay, Inc.	161,806	8,339,481
Etsy, Inc.(b)(c)	112,635	7,734,646

		24,208,127

Distributors-5.52%
Genuine Parts Co.	53,987	8,487,296
LKQ Corp.	158,496	6,835,933
Pool Corp.	19,631	7,116,826

		22,440,055

Hotels, Restaurants & Leisure-35.08%
Airbnb, Inc., Class A(b)	49,396	7,832,724
Booking Holdings, Inc.	2,336	8,063,942
Caesars Entertainment, Inc.(b)	193,355	6,925,976
Carnival Corp.(b)(c)	497,686	7,375,706
Chipotle Mexican Grill, Inc.(b)	3,030	9,573,588
Darden Restaurants, Inc.	47,481	7,284,060
Domino’s Pizza, Inc.	18,317	9,694,639
Expedia Group, Inc.(b)	59,984	8,075,646
Hilton Worldwide Holdings, Inc.	39,620	7,816,234
Las Vegas Sands Corp.	158,224	7,018,817
Marriott International, Inc., Class A	32,553	7,686,740
McDonald’s Corp.	27,855	7,605,529
MGM Resorts International(b)	191,904	7,568,694
Norwegian Cruise Line Holdings Ltd.(b)(c)	407,598	7,711,754
Royal Caribbean Cruises Ltd.(b)(c)	63,940	8,927,942
Starbucks Corp.	89,472	7,917,377
Wynn Resorts Ltd.	81,155	7,437,856
Yum! Brands, Inc.	58,368	8,244,480

		142,761,704

Household Durables-11.57%
D.R. Horton, Inc.	53,061	7,560,662
Garmin Ltd.	57,418	8,295,178
Lennar Corp., Class A	49,624	7,523,991
Mohawk Industries, Inc.(b)	66,990	7,725,287
NVR, Inc.(b)	1,066	7,929,814
PulteGroup, Inc.	72,317	8,057,560

		47,092,492

Leisure Products-2.37%
Hasbro, Inc.	157,492	9,654,260

	Shares	Value
Specialty Retail-20.47%
AutoZone, Inc.(b)	2,647	$7,825,591
Bath & Body Works, Inc.	182,083	8,270,210
Best Buy Co., Inc.	103,714	7,637,499
CarMax, Inc.(b)(c)	99,671	6,774,638
Home Depot, Inc. (The)	21,829	7,295,688
Lowe’s Cos., Inc.	33,680	7,678,703
O’Reilly Automotive, Inc.(b)	7,515	7,614,649
Ross Stores, Inc.	55,878	7,238,995
TJX Cos., Inc. (The)	84,975	7,995,298
Tractor Supply Co.	32,535	8,884,658
Ulta Beauty, Inc.(b)	15,077	6,103,772

		83,319,701

Textiles, Apparel & Luxury Goods-8.78%
Deckers Outdoor Corp.(b)	8,932	7,310,574
lululemon athletica, inc.(b)	17,689	6,378,653
NIKE, Inc., Class B	82,097	7,574,269
Ralph Lauren Corp.	46,275	7,572,441
Tapestry, Inc.	173,018	6,906,879

		35,742,816

Total Common Stocks & Other Equity Interests (Cost $405,030,179)		406,790,200

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $63,198)	63,198	63,198

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $405,093,377)		406,853,398

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.81%
Invesco Private Government Fund, 5.29%(d)(e)(f)	6,387,148	6,387,148
Invesco Private Prime Fund, 5.46%(d)(e)(f)	17,256,687	17,261,864

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $23,650,540)		23,649,012

TOTAL INVESTMENTS IN SECURITIES-105.79% (Cost $428,743,917)		430,502,410
OTHER ASSETS LESS LIABILITIES-(5.79)%		(23,549,084)

NET ASSETS-100.00%		$406,953,326

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RSPD)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$158,262	$7,247,582	$ (7,342,646)	$-	$-	$63,198	$8,571

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	16,981,695	253,303,793	(263,898,340)	-	-	6,387,148	804,734	*
Invesco Private Prime Fund	43,667,216	485,911,638	(512,331,110)	3,026	11,094	17,261,864	2,164,565	*

Total	$60,807,173	$746,463,013	$(783,572,096)	$3,026	$11,094	$23,712,210	$2,977,870

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P 500® Equal Weight Consumer Staples ETF (RSPS)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Beverages-18.18%
Brown-Forman Corp., Class B(b)	207,489	$9,928,349
Coca-Cola Co. (The)	189,704	11,718,015
Constellation Brands, Inc., Class A	43,887	11,123,599
Keurig Dr Pepper, Inc.	387,970	13,074,589
Molson Coors Beverage Co., Class B	174,894	10,014,430
Monster Beverage Corp.(c)	190,788	10,197,619
PepsiCo, Inc.	69,363	12,201,645

		78,258,246

Consumer Staples Distribution & Retail-19.32%
Costco Wholesale Corp.	15,586	11,267,119
Dollar General Corp.	71,787	9,992,033
Dollar Tree, Inc.(c)	76,330	9,026,023
Kroger Co. (The)	201,735	11,172,084
Sysco Corp.	140,164	10,416,988
Target Corp.	66,530	10,709,999
Walgreens Boots Alliance, Inc.	533,598	9,460,693
Walmart, Inc.	187,799	11,145,871

		83,190,810

Food Products-38.46%
Archer-Daniels-Midland Co.	206,009	12,084,488
Bunge Global S.A.	122,465	12,462,038
Campbell Soup Co.	267,236	12,215,358
Conagra Brands, Inc.	401,916	12,370,975
General Mills, Inc.	173,305	12,211,070
Hershey Co. (The)	58,038	11,254,729
Hormel Foods Corp.	331,024	11,771,213
J.M. Smucker Co. (The)	94,445	10,847,008
Kellanova	208,280	12,051,081
Kraft Heinz Co. (The)	324,515	12,529,524
Lamb Weston Holdings, Inc.	111,582	9,299,244
McCormick & Co., Inc.	164,760	12,531,646
Mondelez International, Inc., Class A	157,143	11,304,867
Tyson Foods, Inc., Class A	208,674	12,656,078

		165,589,319

Household Products-13.47%
Church & Dwight Co., Inc.	108,588	11,715,559
Clorox Co. (The)	72,535	10,725,751
Colgate-Palmolive Co.	128,216	11,785,615

	Shares	Value
Household Products-(continued)
Kimberly-Clark Corp.	89,978	$12,284,696
Procter & Gamble Co. (The)	70,426	11,493,523

		58,005,144

Personal Care Products-5.04%
Estee Lauder Cos., Inc. (The), Class A	75,530	11,081,007
Kenvue, Inc.	563,977	10,614,047

		21,695,054

Tobacco-5.44%
Altria Group, Inc.	269,661	11,813,848
Philip Morris International, Inc.	121,990	11,581,731

		23,395,579

Total Common Stocks & Other Equity Interests (Cost $480,967,152)		430,134,152

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $135,035)	135,035	135,035

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $481,102,187)		430,269,187

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.53%
Invesco Private Government Fund, 5.29%(d)(e)(f)	1,840,643	1,840,643
Invesco Private Prime Fund, 5.46%(d)(e)(f)	4,728,344	4,729,763

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,570,874)		6,570,406

TOTAL INVESTMENTS IN SECURITIES-101.47% (Cost $487,673,061)		436,839,593
OTHER ASSETS LESS LIABILITIES-(1.47)%		(6,332,752)

NET ASSETS-100.00%		$430,506,841

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P 500® Equal Weight Consumer Staples ETF (RSPS)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$194,993	$17,182,937	$(17,242,895)	$-	$-	$135,035	$11,217

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	10,342,558	136,387,379	(144,889,294)	-	-	1,840,643	316,212	*

Invesco Private Prime Fund	26,595,150	306,751,969	(328,628,609)	(468)	11,721	4,729,763	853,172	*

Total	$37,132,701	$460,322,285	$(490,760,798)	$(468)	$11,721	$6,705,441	$1,180,601

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P 500® Equal Weight Energy ETF (RSPG)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.89%
Energy Equipment & Services-12.46%
Baker Hughes Co., Class A	805,181	$26,265,004
Halliburton Co.(b)	680,449	25,496,424
Schlumberger N.V.	488,902	23,213,067

		74,974,495

Oil, Gas & Consumable Fuels-87.43%
APA Corp.	799,699	25,142,537
Chevron Corp.	164,387	26,510,691
ConocoPhillips	218,038	27,389,934
Coterra Energy, Inc.	934,686	25,573,009
Devon Energy Corp.	533,748	27,317,223
Diamondback Energy, Inc.	134,413	27,034,487
EOG Resources, Inc.	207,515	27,418,957
EQT Corp.(b)	656,656	26,325,339
Exxon Mobil Corp.	227,323	26,885,491
Hess Corp.	170,066	26,783,694
Kinder Morgan, Inc.	1,381,899	25,261,114
Marathon Oil Corp.	995,866	26,739,002
Marathon Petroleum Corp.	137,224	24,936,345
Occidental Petroleum Corp.	405,216	26,800,986
ONEOK, Inc.	319,327	25,265,152
Phillips 66	164,931	23,619,769
Pioneer Natural Resources Co.	101,168	27,246,566
Targa Resources Corp.	237,295	27,065,868
Valero Energy Corp.	164,760	26,340,181
Williams Cos., Inc. (The)(b)	683,459	26,217,487

		525,873,832

Total Common Stocks & Other Equity Interests (Cost $524,722,773)		600,848,327

	Shares	Value
Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(c)(d) (Cost $228,551)	228,551	$228,551

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $524,951,324)		601,076,878

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.77%
Invesco Private Government Fund, 5.29%(c)(d)(e)	2,988,164	2,988,164
Invesco Private Prime Fund, 5.46%(c)(d)(e)	7,683,509	7,685,814

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $10,674,707)		10,673,978

TOTAL INVESTMENTS IN SECURITIES-101.70% (Cost $535,626,031)		611,750,856
OTHER ASSETS LESS LIABILITIES-(1.70)%		(10,231,269)

NET ASSETS-100.00%		$601,519,587

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$269,112	$14,094,868	$(14,135,429)	$-	$-	$228,551	$9,971

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	2,524,900	141,518,488	(141,055,224)	-	-	2,988,164	268,962	*

Invesco Private Prime Fund	6,644,893	294,016,318	(292,977,716)	(729)	3,048	7,685,814	689,767	*

Total	$9,438,905	$449,629,674	$(448,168,369)	$(729)	$3,048	$10,902,529	$968,700

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P 500® Equal Weight Energy ETF (RSPG)–(continued)

April 30, 2024

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco S&P 500® Equal Weight Financials ETF (RSPF)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Banks-20.12%
Bank of America Corp.	104,365	$3,862,549
Citigroup, Inc.	64,604	3,962,163
Citizens Financial Group, Inc.	108,487	3,700,491
Comerica, Inc.	70,672	3,545,614
Fifth Third Bancorp	102,373	3,732,520
Huntington Bancshares, Inc.	275,813	3,715,201
JPMorgan Chase & Co.	19,740	3,784,948
KeyCorp	249,559	3,616,110
M&T Bank Corp.	26,082	3,765,980
PNC Financial Services Group, Inc. (The)	24,764	3,795,331
Regions Financial Corp.	189,097	3,643,899
Truist Financial Corp.	99,462	3,734,798
U.S. Bancorp	86,065	3,496,821
Wells Fargo & Co.	65,103	3,861,910

		52,218,335

Capital Markets-30.43%
Ameriprise Financial, Inc.	9,036	3,720,934
Bank of New York Mellon Corp. (The)	67,125	3,791,891
BlackRock, Inc.	4,457	3,363,430
Blackstone, Inc., Class A	29,550	3,445,826
Cboe Global Markets, Inc.	19,947	3,613,399
Charles Schwab Corp. (The)	55,429	4,098,975
CME Group, Inc., Class A	17,445	3,657,170
FactSet Research Systems, Inc.	7,971	3,323,030
Franklin Resources, Inc.	132,750	3,032,010
Goldman Sachs Group, Inc. (The)	9,600	4,096,416
Intercontinental Exchange, Inc.	26,848	3,456,949
Invesco Ltd.(b)	234,465	3,322,369
MarketAxess Holdings, Inc.	17,271	3,455,754
Moody’s Corp.	9,624	3,564,056
Morgan Stanley	42,686	3,877,596
MSCI, Inc.	6,737	3,138,027
Nasdaq, Inc.	61,913	3,705,493
Northern Trust Corp.	45,414	3,741,659
Raymond James Financial, Inc.	30,910	3,771,020
S&P Global, Inc.	8,677	3,608,157
State Street Corp.	51,297	3,718,520
T. Rowe Price Group, Inc.	31,563	3,458,358

		78,961,039

Consumer Finance-6.00%
American Express Co.	16,667	3,900,578
Capital One Financial Corp.	27,132	3,891,543
Discover Financial Services	30,640	3,883,007
Synchrony Financial	88,350	3,885,633

		15,560,761

Financial Services-12.82%
Berkshire Hathaway, Inc., Class B(c)	9,231	3,662,215
Corpay, Inc.(c)	12,657	3,824,186
Fidelity National Information Services, Inc.	53,450	3,630,324
Fiserv, Inc.(c)	24,566	3,750,491
Global Payments, Inc.	28,661	3,518,711
Jack Henry & Associates, Inc.	21,315	3,467,737
Mastercard, Inc., Class A	7,937	3,581,174

	Shares	Value
Financial Services-(continued)
PayPal Holdings, Inc.(c)	62,962	$4,276,379
Visa, Inc., Class A(d)	13,268	3,563,918

		33,275,135

Insurance-30.57%
Aflac, Inc.	45,249	3,785,079
Allstate Corp. (The)	23,677	4,026,511
American International Group, Inc.	49,932	3,760,379
Aon PLC, Class A	11,730	3,307,977
Arch Capital Group Ltd.(c)	42,408	3,966,844
Arthur J. Gallagher & Co.	14,762	3,464,494
Assurant, Inc.	20,814	3,629,962
Brown & Brown, Inc.	43,613	3,556,204
Chubb Ltd.	14,932	3,712,693
Cincinnati Financial Corp.	31,677	3,664,712
Everest Group Ltd.	10,105	3,702,573
Globe Life, Inc.	30,125	2,294,621
Hartford Financial Services Group, Inc. (The)	38,359	3,716,604
Loews Corp.	49,645	3,730,822
Marsh & McLennan Cos., Inc.	18,110	3,611,677
MetLife, Inc.	52,388	3,723,739
Principal Financial Group, Inc.	46,460	3,676,845
Progressive Corp. (The)	18,725	3,899,481
Prudential Financial, Inc.	33,442	3,694,672
Travelers Cos., Inc. (The)	17,008	3,608,417
W.R. Berkley Corp.	44,021	3,388,296
Willis Towers Watson PLC	13,574	3,408,974

		79,331,576

Total Common Stocks & Other Equity Interests (Cost $246,595,009)		259,346,846

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(b)(e) (Cost $203,950)	203,950	203,950

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $246,798,959)		259,550,796

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.19%
Invesco Private Government Fund, 5.29%(b)(e)(f)	866,161	866,161
Invesco Private Prime Fund, 5.46%(b)(e)(f)	2,226,717	2,227,385

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,093,977)		3,093,546

TOTAL INVESTMENTS IN SECURITIES-101.21% (Cost $249,892,936)		262,644,342
OTHER ASSETS LESS LIABILITIES-(1.21)%		(3,137,146)

NET ASSETS-100.00%		$259,507,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco S&P 500® Equal Weight Financials ETF (RSPF)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2024	Dividend Income

Invesco Ltd.	$4,495,323	$1,103,021	$(1,496,168)	$(582,683)	$(197,124)	$3,322,369	$186,259

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	149,370	5,368,295	(5,313,715)	-	-	203,950	4,606

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	3,782,109	65,596,775	(68,512,723)	-	-	866,161	134,206	*

Invesco Private Prime Fund	9,725,423	128,250,266	(135,748,863)	(431)	990	2,227,385	365,304	*

Total	$18,152,225	$200,318,357	$(211,071,469)	$(583,114)	$(196,134)	$6,619,865	$690,375

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	Non-income producing security.
(d)	All or a portion of this security was out on loan at April 30, 2024.
(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco S&P 500® Equal Weight Health Care ETF (RSPH)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Biotechnology-12.54%
AbbVie, Inc.	88,337	$14,367,130
Amgen, Inc.	57,721	15,812,091
Biogen, Inc.(b)	70,783	15,205,604
Gilead Sciences, Inc.	210,334	13,713,777
Incyte Corp.(b)	263,266	13,702,995
Moderna, Inc.(b)(c)	153,359	16,917,031
Regeneron Pharmaceuticals, Inc.(b)	16,312	14,528,446
Vertex Pharmaceuticals, Inc.(b)	38,202	15,006,127

		119,253,201

Health Care Equipment & Supplies-31.06%
Abbott Laboratories	130,624	13,842,225
Align Technology, Inc.(b)	50,559	14,276,850
Baxter International, Inc.	360,992	14,573,247
Becton, Dickinson and Co.	65,853	15,449,114
Boston Scientific Corp.(b)	233,532	16,783,945
Cooper Cos., Inc. (The)	155,649	13,862,100
DexCom, Inc.(b)	116,814	14,880,935
Edwards Lifesciences Corp.(b)	171,476	14,518,873
GE HealthCare Technologies, Inc.	168,316	12,832,412
Hologic, Inc.(b)	205,075	15,538,533
IDEXX Laboratories, Inc.(b)	28,140	13,866,266
Insulet Corp.(b)	87,970	15,125,562
Intuitive Surgical, Inc.(b)	40,313	14,940,804
Medtronic PLC	185,608	14,893,186
ResMed, Inc.	83,856	17,944,345
Solventum Corp.(b)	209,473	13,617,840
STERIS PLC	67,615	13,831,324
Stryker Corp.	44,147	14,855,466
Teleflex, Inc.	70,414	14,698,923
Zimmer Biomet Holdings, Inc.	124,670	14,995,308

		295,327,258

Health Care Providers & Services-25.78%
Cardinal Health, Inc.	137,192	14,136,264
Cencora, Inc.	66,533	15,904,714
Centene Corp.(b)	202,217	14,773,974
Cigna Group (The)	46,241	16,509,887
CVS Health Corp.	210,475	14,251,262
DaVita, Inc.(b)	116,884	16,248,045
Elevance Health, Inc.	31,410	16,602,698
HCA Healthcare, Inc.	48,567	15,047,028
Henry Schein, Inc.(b)	211,355	14,642,674
Humana, Inc.	46,550	14,062,289
Laboratory Corp. of America Holdings	72,640	14,627,517
McKesson Corp.	29,969	16,099,646
Molina Healthcare, Inc.(b)	40,233	13,763,709
Quest Diagnostics, Inc.	124,176	17,158,640
UnitedHealth Group, Inc.	33,165	16,041,911
Universal Health Services, Inc., Class B	89,939	15,328,304

		245,198,562

Life Sciences Tools & Services-18.05%
Agilent Technologies, Inc.	106,866	14,644,917

	Shares	Value
Life Sciences Tools & Services-(continued)
Bio-Rad Laboratories, Inc., Class A(b)(c)	45,974	$12,401,486
Bio-Techne Corp.	204,967	12,955,964
Charles River Laboratories International, Inc.(b)	59,173	13,550,617
Danaher Corp.	62,296	15,363,439
Illumina, Inc.(b)	116,683	14,357,843
IQVIA Holdings, Inc.(b)	61,444	14,240,876
Mettler-Toledo International, Inc.(b)	12,020	14,780,994
Revvity, Inc.	144,528	14,809,784
Thermo Fisher Scientific, Inc.	26,447	15,040,938
Waters Corp.(b)(c)	44,388	13,717,668
West Pharmaceutical Services, Inc.	44,013	15,733,767

		171,598,293

Pharmaceuticals-12.53%
Bristol-Myers Squibb Co.	293,745	12,907,155
Catalent, Inc.(b)	279,621	15,616,833
Eli Lilly and Co.	20,745	16,203,920
Johnson & Johnson	99,051	14,321,784
Merck & Co., Inc.	127,941	16,532,536
Pfizer, Inc.	580,470	14,871,641
Viatris, Inc.	1,288,805	14,911,474
Zoetis, Inc.	86,744	13,813,115

		119,178,458

Total Common Stocks & Other Equity Interests (Cost $835,686,273)		950,555,772

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $122,875)	122,875	122,875

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $835,809,148)		950,678,647

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.01%
Invesco Private Government Fund, 5.29%(d)(e)(f)	8,012,925	8,012,925
Invesco Private Prime Fund, 5.46%(d)(e)(f)	20,603,663	20,609,844

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $28,624,722)		28,622,769

TOTAL INVESTMENTS IN SECURITIES-102.98% (Cost $864,433,870)		979,301,416
OTHER ASSETS LESS LIABILITIES-(2.98)%		(28,351,040)

NET ASSETS-100.00%		$950,950,376

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco S&P 500® Equal Weight Health Care ETF (RSPH)–(continued)

April 30, 2024

Notes	to Schedule of Investments:
(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$924	$9,209,013	$(9,087,062)	$-	$-	$122,875	$10,622

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	12,963,050	185,187,042	(190,137,167)	-	-	8,012,925	350,812	*

Invesco Private Prime Fund	26,010,926	382,965,980	(388,372,452)	(1,953)	7,343	20,609,844	925,991	*

Total	$38,974,900	$577,362,035	$(587,596,681)	$(1,953)	$7,343	$28,745,644	$1,287,425

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco S&P 500® Equal Weight Industrials ETF (RSPN)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Aerospace & Defense-15.73%
Axon Enterprise, Inc.(b)	28,352	$8,892,888
Boeing Co. (The)(b)	44,649	7,493,888
General Dynamics Corp.	32,540	9,341,909
General Electric Co.	66,179	10,709,086
Howmet Aerospace, Inc.	130,861	8,734,972
Huntington Ingalls Industries, Inc.	30,226	8,370,486
L3Harris Technologies, Inc.	41,302	8,840,693
Lockheed Martin Corp.	20,494	9,528,275
Northrop Grumman Corp.	19,302	9,362,049
RTX Corp.	97,538	9,902,058
Textron, Inc.	96,210	8,138,404
TransDigm Group, Inc.	7,609	9,496,260

		108,810,968

Air Freight & Logistics-5.02%
C.H. Robinson Worldwide, Inc.	122,373	8,688,483
Expeditors International of Washington, Inc.	73,102	8,136,984
FedEx Corp.	35,806	9,373,295
United Parcel Service, Inc., Class B	57,582	8,492,193

		34,690,955

Building Products-8.88%
A.O. Smith Corp.	103,296	8,557,041
Allegion PLC	67,761	8,237,027
Builders FirstSource, Inc.(b)	44,353	8,108,615
Carrier Global Corp.	152,725	9,391,060
Johnson Controls International PLC	143,622	9,345,484
Masco Corp.	115,310	7,892,969
Trane Technologies PLC	31,137	9,881,016

		61,413,212

Commercial Services & Supplies-7.84%
Cintas Corp.	14,165	9,325,386
Copart, Inc.(b)	161,290	8,759,660
Republic Services, Inc.	48,139	9,228,246
Rollins, Inc.	195,065	8,692,097
Veralto Corp.	99,335	9,305,703
Waste Management, Inc.	42,668	8,875,797

		54,186,889

Construction & Engineering-1.37%
Quanta Services, Inc.	36,619	9,468,209

Electrical Equipment-9.06%
AMETEK, Inc.	48,853	8,532,665
Eaton Corp. PLC	29,811	9,487,649
Emerson Electric Co.	80,480	8,674,134
GE Vernova, Inc.(b)	59,637	9,166,803
Generac Holdings, Inc.(b)	75,708	10,293,260
Hubbell, Inc.	22,554	8,356,708
Rockwell Automation, Inc.	30,098	8,155,354

		62,666,573

Ground Transportation-6.67%
CSX Corp.	232,131	7,711,392
J.B. Hunt Transport Services, Inc.	44,189	7,183,806
Norfolk Southern Corp.	34,172	7,870,495
Old Dominion Freight Line, Inc.	41,388	7,520,613

	Shares	Value
Ground Transportation-(continued)
Uber Technologies, Inc.(b)	112,636	$7,464,388
Union Pacific Corp.	35,316	8,375,542

		46,126,236

Industrial Conglomerates-2.79%
3M Co.	111,767	10,786,633
Honeywell International, Inc.	44,156	8,510,186

		19,296,819

Machinery-21.54%
Caterpillar, Inc.	26,129	8,741,979
Cummins, Inc.	33,013	9,325,842
Deere & Co.	23,709	9,279,940
Dover Corp.	51,828	9,292,760
Fortive Corp.	104,243	7,846,371
IDEX Corp.	37,172	8,194,939
Illinois Tool Works, Inc.	33,931	8,282,896
Ingersoll Rand, Inc.	98,109	9,155,532
Nordson Corp.	33,481	8,644,459
Otis Worldwide Corp.	90,808	8,281,690
PACCAR, Inc.	77,324	8,204,850
Parker-Hannifin Corp	16,502	8,992,105
Pentair PLC	109,151	8,632,753
Snap-on, Inc.	30,033	8,047,643
Stanley Black & Decker, Inc.	96,911	8,857,665
Wabtec Corp.	62,202	10,019,498
Xylem, Inc.	69,760	9,117,632

		148,918,554

Passenger Airlines-5.19%
American Airlines Group, Inc.(b)(c)	603,887	8,158,513
Delta Air Lines, Inc.	209,863	10,507,840
Southwest Airlines Co.	258,773	6,712,572
United Airlines Holdings, Inc.(b)	204,738	10,535,818

		35,914,743

Professional Services-12.23%
Automatic Data Processing, Inc.	36,569	8,845,675
Broadridge Financial Solutions, Inc.(c)	43,562	8,425,326
Dayforce, Inc.(b)(c)	132,463	8,129,254
Equifax, Inc.	32,845	7,232,141
Jacobs Solutions, Inc.	60,343	8,661,031
Leidos Holdings, Inc.	68,837	9,652,324
Paychex, Inc.	73,363	8,716,258
Paycom Software, Inc.	48,911	9,194,290
Robert Half, Inc.	108,993	7,535,776
Verisk Analytics, Inc.	37,489	8,171,103

		84,563,178

Trading Companies & Distributors-3.64%
Fastenal Co.	117,208	7,963,111
United Rentals, Inc.	13,123	8,766,033
W.W. Grainger, Inc.	9,136	8,417,455

		25,146,599

Total Common Stocks & Other Equity Interests (Cost $611,643,815)		691,202,935

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco S&P 500® Equal Weight Industrials ETF (RSPN)–(continued)

April 30, 2024

	Shares	Value
Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $308,666)	308,666	$308,666

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $611,952,481)		691,511,601

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.02%
Invesco Private Government Fund, 5.29%(d)(e)(f)	3,915,608	3,915,608

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 5.46%(d)(e)(f)	10,064,674	$10,067,693

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,984,258)		13,983,301
TOTAL INVESTMENTS IN SECURITIES-102.02% (Cost $625,936,739)		705,494,902
OTHER ASSETS LESS LIABILITIES-(2.02)%		(13,991,820)

NET ASSETS-100.00%		$691,503,082

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$8,123,924	$(7,815,258)	$-	$-	$308,666	$10,187

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	5,724,792	173,952,145	(175,761,329)	-	-	3,915,608	312,747	*

Invesco Private Prime Fund	14,720,894	357,795,330	(362,450,736)	(957)	3,162	10,067,693	856,033	*

Total	$20,445,686	$539,871,399	$(546,027,323)	$(957)	$3,162	$14,291,967	$1,178,967

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco S&P 500® Equal Weight Materials ETF (RSPM)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Chemicals-56.19%
Air Products and Chemicals, Inc.	41,860	$9,893,192
Albemarle Corp.(b)	85,469	10,282,775
Celanese Corp.	65,041	9,990,948
CF Industries Holdings, Inc.	119,915	9,469,688
Corteva, Inc.	184,958	10,011,777
Dow, Inc.	178,659	10,165,696
DuPont de Nemours, Inc.	141,652	10,269,770
Eastman Chemical Co.	112,597	10,633,661
Ecolab, Inc.	45,258	10,235,097
FMC Corp.	161,320	9,519,493
International Flavors & Fragrances, Inc.	128,423	10,871,007
Linde PLC	21,869	9,643,354
LyondellBasell Industries N.V., Class A	102,225	10,219,433
Mosaic Co. (The)	320,154	10,049,634
PPG Industries, Inc.	71,870	9,271,230
Sherwin-Williams Co. (The)	29,684	8,893,623

		159,420,378

Construction Materials-6.95%
Martin Marietta Materials, Inc.	16,949	9,950,249
Vulcan Materials Co.	37,920	9,769,330

		19,719,579

Containers & Packaging-21.30%
Amcor PLC	1,080,516	9,659,813
Avery Dennison Corp.	46,880	10,186,086
Ball Corp.	154,953	10,780,080
International Paper Co.	279,075	9,750,881
Packaging Corp. of America	54,349	9,401,290
WestRock Co.	221,981	10,646,209

		60,424,359

Metals & Mining-15.50%
Freeport-McMoRan, Inc.	253,791	12,674,323

	Shares	Value
Metals & Mining-(continued)
Newmont Corp.(b)	298,247	$12,120,758
Nucor Corp.	54,424	9,172,077
Steel Dynamics, Inc.	76,925	10,009,481

		43,976,639

Total Common Stocks & Other Equity Interests (Cost $303,080,199)		283,540,955

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(c)(d) (Cost $84,381)	84,381	84,381

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $303,164,580)		283,625,336

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.92%
Invesco Private Government Fund, 5.29%(c)(d)(e)	4,702,520	4,702,520
Invesco Private Prime Fund, 5.46%(c)(d)(e)	12,091,552	12,095,179

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $16,799,735)		16,797,699

TOTAL INVESTMENTS IN SECURITIES-105.89% (Cost $319,964,315)		300,423,035

OTHER ASSETS LESS LIABILITIES-(5.89)%		(16,706,916)

NET ASSETS-100.00%		$283,716,119

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$6,143,683	$(6,059,302)	$-	$-	$84,381	$6,332

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P 500® Equal Weight Materials ETF (RSPM)–(continued)

April 30, 2024

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$3,243,583	$85,259,260	$(83,800,323)	$-	$-	$4,702,520	$256,689	*

Invesco Private Prime Fund	8,340,653	194,398,756	(190,649,258)	(1,352)	6,380	12,095,179	683,731	*

Total	$11,584,236	$285,801,699	$(280,508,883)	$(1,352)	$6,380	$16,882,080	$946,752

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco S&P 500® Equal Weight Real Estate ETF (RSPR)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Health Care REITs-10.55%
Healthpeak Properties, Inc.	210,505	$3,917,498
Ventas, Inc.	84,070	3,722,620
Welltower, Inc.	40,593	3,867,701

		11,507,819

Hotel & Resort REITs-3.10%
Host Hotels & Resorts, Inc.	178,848	3,374,862

Industrial REITs-2.59%
Prologis, Inc.	27,646	2,821,274

Office REITs-6.43%
Alexandria Real Estate Equities, Inc.	29,363	3,402,291
Boston Properties, Inc.	58,405	3,614,685

		7,016,976

Real Estate Management & Development-6.79%
CBRE Group, Inc., Class A(b)	39,570	3,438,237
CoStar Group, Inc.(b)	43,369	3,969,565

		7,407,802

Residential REITs-23.81%
AvalonBay Communities, Inc.	19,975	3,786,661
Camden Property Trust	36,912	3,679,388
Equity Residential	58,890	3,792,516
Essex Property Trust, Inc.	15,216	3,746,940
Invitation Homes, Inc.	106,330	3,636,486
Mid-America Apartment Communities, Inc.	27,679	3,598,270
UDR, Inc.	98,014	3,732,373

		25,972,634

Retail REITs-16.69%
Federal Realty Investment Trust	36,550	3,807,413
Kimco Realty Corp.	191,604	3,569,582
Realty Income Corp.	70,579	3,778,800
Regency Centers Corp.	60,357	3,574,342
Simon Property Group, Inc.	24,739	3,476,572

		18,206,709

	Shares	Value
Specialized REITs-30.04%
American Tower Corp.	18,014	$3,090,482
Crown Castle, Inc.	33,071	3,101,398
Digital Realty Trust, Inc.	24,983	3,467,141
Equinix, Inc.	4,102	2,916,973
Extra Space Storage, Inc.	24,795	3,329,473
Iron Mountain, Inc.(c)	45,892	3,557,548
Public Storage	12,741	3,305,652
SBA Communications Corp., Class A	16,696	3,107,459
VICI Properties, Inc.	128,240	3,661,252
Weyerhaeuser Co.	107,186	3,233,802

		32,771,180

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $129,448,688)		109,079,256

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.25%
Invesco Private Government Fund, 5.29%(d)(e)(f)	75,888	75,888
Invesco Private Prime Fund, 5.46%(d)(e)(f)	195,009	195,068

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $270,993)		270,956

TOTAL INVESTMENTS IN SECURITIES-100.25% (Cost $129,719,681)		109,350,212
OTHER ASSETS LESS LIABILITIES-(0.25)%		(268,690)

NET ASSETS-100.00%		$109,081,522

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$3,191,328	$(3,191,328)	$-	$-	$-	$1,859

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco S&P 500® Equal Weight Real Estate ETF (RSPR)–(continued)

April 30, 2024

Schedule of Investments(a)

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan: Invesco Private Government Fund	$2,274,652	$39,813,215	$(42,011,979)	$-	$-	$75,888	$61,758	*

Invesco Private Prime Fund	5,849,106	95,676,067	(101,330,599)	(37)	531	195,068	166,671	*

Total	$8,123,758	$138,680,610	$(146,533,906)	$(37)	$531	$270,956	$230,288

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco S&P 500® Equal Weight Technology ETF (RSPT)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communications Equipment-7.64%
Arista Networks, Inc.(b)	224,439	$57,582,070
Cisco Systems, Inc.	1,236,921	58,110,549
F5, Inc.(b)	317,366	52,463,773
Juniper Networks, Inc.	1,638,934	57,067,682
Motorola Solutions, Inc.	182,534	61,906,406

		287,130,480

Electronic Equipment, Instruments & Components-14.32%
Amphenol Corp., Class A	554,246	66,936,289
CDW Corp.	246,945	59,726,118
Corning, Inc.	1,871,839	62,481,986
Jabil, Inc.(c)	404,905	47,519,651
Keysight Technologies, Inc.(b)	396,746	58,694,603
TE Connectivity Ltd.	435,665	61,637,884
Teledyne Technologies, Inc.(b)	143,753	54,838,894
Trimble, Inc.(b)(c)	970,497	58,297,755
Zebra Technologies Corp., Class A(b)(c)	216,658	68,151,941

		538,285,121

IT Services-9.69%
Accenture PLC, Class A	161,888	48,713,718
Akamai Technologies, Inc.(b)	551,632	55,676,218
Cognizant Technology Solutions Corp.,
Class A	797,552	52,383,215
EPAM Systems, Inc.(b)	197,846	46,545,250
Gartner, Inc.(b)	132,096	54,501,488
International Business Machines Corp.	312,589	51,952,292
VeriSign, Inc.(b)	320,518	54,321,391

		364,093,572

Semiconductors & Semiconductor Equipment-31.60%
Advanced Micro Devices, Inc.(b)	294,973	46,717,824
Analog Devices, Inc.	312,511	62,692,832
Applied Materials, Inc.	297,700	59,138,105
Broadcom, Inc.	46,866	60,938,454
Enphase Energy, Inc.(b)(c)	469,942	51,110,892
First Solar, Inc.(b)(c)	379,412	66,890,335
Intel Corp.	1,391,632	42,403,027
KLA Corp.	87,554	60,350,097
Lam Research Corp.	64,034	57,272,650
Microchip Technology, Inc.	689,211	63,393,628
Micron Technology, Inc.	626,794	70,802,650
Monolithic Power Systems, Inc.	83,899	56,156,118
NVIDIA Corp.	70,055	60,528,921
NXP Semiconductors N.V. (China)	242,928	62,235,724
ON Semiconductor Corp.(b)	775,548	54,412,448
Qorvo, Inc.(b)	527,550	61,638,942
QUALCOMM, Inc.	359,079	59,553,252
Skyworks Solutions, Inc.	575,900	61,385,181
Teradyne, Inc.	576,969	67,113,034
Texas Instruments, Inc.	355,343	62,689,612

		1,187,423,726

Software-25.91%
Adobe, Inc.(b)	110,983	51,366,262
ANSYS, Inc.(b)	182,698	59,354,926

	Shares	Value
Software-(continued)
Autodesk, Inc.(b)	243,066	$51,736,598
Cadence Design Systems, Inc.(b)	198,707	54,769,610
Fair Isaac Corp.(b)	47,068	53,343,576
Fortinet, Inc.(b)	858,279	54,226,067
Gen Digital, Inc.(c)	2,774,355	55,875,510
Intuit, Inc.	93,932	58,765,738
Microsoft Corp.	150,702	58,672,810
Oracle Corp.	544,682	61,957,578
Palo Alto Networks, Inc.(b)(c)	218,498	63,558,883
PTC, Inc.(b)	330,179	58,586,962
Roper Technologies, Inc.	112,154	57,362,285
Salesforce, Inc.	200,779	53,997,504
ServiceNow, Inc.(b)	80,801	56,021,757
Synopsys, Inc.(b)	107,145	56,850,066
Tyler Technologies, Inc.(b)(c)	145,624	67,212,757

		973,658,889

Technology Hardware, Storage & Peripherals-10.84%
Apple, Inc.	358,626	61,084,767
Hewlett Packard Enterprise Co.	3,403,101	57,852,717
HP, Inc.	1,991,907	55,952,668
NetApp, Inc.	592,924	60,602,762
Seagate Technology Holdings PLC	660,486	56,742,352
Super Micro Computer, Inc.(b)(c)	53,730	46,143,324
Western Digital Corp.(b)(c)	972,151	68,857,455

		407,236,045

Total Common Stocks & Other Equity Interests (Cost $3,147,985,951)		3,757,827,833

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $1,025,816)	1,025,816	1,025,816

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.03% (Cost $3,149,011,767)		3,758,853,649

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.84%
Invesco Private Government Fund, 5.29%(d)(e)(f)	20,104,207	20,104,207
Invesco Private Prime Fund, 5.46%(d)(e)(f)	49,278,370	49,293,154

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $69,398,829)		69,397,361

TOTAL INVESTMENTS IN SECURITIES-101.87% (Cost $3,218,410,596)		3,828,251,010
OTHER ASSETS LESS LIABILITIES-(1.87)%		(70,441,441)

NET ASSETS-100.00%		$3,757,809,569

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco S&P 500® Equal Weight Technology ETF (RSPT)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$1,549,245	$25,730,251	$ (26,253,680)	$-	$-	$1,025,816	$41,543

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	29,707,142	610,951,907	(620,554,842)	-	-	20,104,207	1,561,182	*

Invesco Private Prime Fund	76,389,794	1,271,939,232	(1,299,067,508)	1,766	29,870	49,293,154	4,104,114	*

Total	$107,646,181	$1,908,621,390	$(1,945,876,030)	$1,766	$29,870	$70,423,177	$5,706,839

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco S&P 500® Equal Weight Utilities ETF (RSPU)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.83%
Electric Utilities-56.95%
Alliant Energy Corp.	163,106	$8,122,679
American Electric Power Co., Inc.	95,990	8,258,020
Constellation Energy Corp.	47,182	8,773,021
Duke Energy Corp.	84,765	8,329,009
Edison International	116,179	8,255,680
Entergy Corp.	77,868	8,306,180
Evergy, Inc.	156,083	8,186,553
Eversource Energy	133,952	8,120,170
Exelon Corp.	217,741	8,182,707
FirstEnergy Corp.	211,283	8,100,590
NextEra Energy, Inc.	139,212	9,323,028
NRG Energy, Inc.	132,517	9,630,010
PG&E Corp.	485,976	8,315,049
Pinnacle West Capital Corp.(b)	112,242	8,266,623
PPL Corp.	296,089	8,130,604
Southern Co. (The)	116,617	8,571,349
Xcel Energy, Inc.	157,742	8,475,478

		143,346,750

Gas Utilities-3.26%
Atmos Energy Corp.	69,484	8,192,164

Independent Power and Renewable Electricity Producers-3.52%
AES Corp. (The)	495,242	8,864,832

Multi-Utilities-32.80%
Ameren Corp.	110,225	8,142,321
CenterPoint Energy, Inc.	284,069	8,277,771
CMS Energy Corp.	133,548	8,094,344
Consolidated Edison, Inc.	89,300	8,429,920
Dominion Energy, Inc.	167,661	8,547,358
DTE Energy Co.	71,333	7,869,456
NiSource, Inc.	297,954	8,300,998
Public Service Enterprise Group, Inc.	125,235	8,651,234
Sempra	113,238	8,111,238
WEC Energy Group, Inc.	98,527	8,142,271

		82,566,911

	Shares	Value
Water Utilities-3.30%
American Water Works Co., Inc.	67,950	$8,311,644

Total Common Stocks & Other Equity Interests (Cost $272,341,364)		251,282,301

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(c)(d) (Cost $121,358)	121,358	121,358

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $272,462,722)		251,403,659

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.17%
Invesco Private Government Fund, 5.29%(c)(d)(e)	121,244	121,244
Invesco Private Prime Fund, 5.46%(c)(d)(e)	311,155	311,248

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $432,509)		432,492

TOTAL INVESTMENTS IN SECURITIES-100.05% (Cost $272,895,231)		251,836,151
OTHER ASSETS LESS LIABILITIES-(0.05)%		(117,737)

NET ASSETS-100.00%		$251,718,414

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$9,212,814	$(9,091,456)	$-	$-	$121,358	$6,029

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P 500® Equal Weight Utilities ETF (RSPU)–(continued)

April 30, 2024

Schedule of Investments(a)

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$5,960,965	$84,780,929	$(90,620,650)	$-	$-	$121,244	$103,222	*

Invesco Private Prime Fund	15,328,610	199,724,914	(214,746,214)	(17)	3,955	311,248	281,120	*

Total	$21,289,575	$293,718,657	$(314,458,320)	$(17)	$3,955	$553,850	$390,371

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco S&P MidCap 400® GARP ETF (GRPM)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Consumer Discretionary-25.16%
AutoNation, Inc.(b)	46,523	$7,497,181
Brunswick Corp.(c)	79,373	6,400,639
Crocs, Inc.(b)(c)	81,176	10,095,859
Dick’s Sporting Goods, Inc.(c)	32,826	6,596,056
Grand Canyon Education, Inc.(b)	29,028	3,774,221
KB Home	78,281	5,069,477
Lithia Motors, Inc., Class A	20,341	5,174,344
Murphy USA, Inc.(c)	20,522	8,492,414
Penske Automotive Group, Inc.(c)	25,060	3,831,925
Taylor Morrison Home Corp., Class A(b)	102,487	5,740,297
Texas Roadhouse, Inc.	31,891	5,127,435
Toll Brothers, Inc.	55,125	6,565,939
TopBuild Corp.(b)	18,105	7,326,550
Valvoline, Inc.(b)(c)	201,954	8,587,084
Williams-Sonoma, Inc.(c)	25,667	7,360,782

		97,640,203

Consumer Staples-4.37%
BJ’s Wholesale Club Holdings, Inc.(b)	63,141	4,715,370
Coca-Cola Consolidated, Inc.	8,680	7,169,680
Darling Ingredients, Inc.(b)	119,750	5,073,807

		16,958,857

Energy-23.39%
Antero Resources Corp.(b)(c)	334,420	11,373,624
Chord Energy Corp.(c)	72,142	12,767,691
Civitas Resources, Inc.	125,110	9,002,916
HF Sinclair Corp.	97,144	5,270,062
Matador Resources Co.(c)	183,285	11,418,656
Ovintiv, Inc.	199,301	10,228,127
PBF Energy, Inc., Class A	161,605	8,608,698
Range Resources Corp.(c)	198,279	7,120,199
Southwestern Energy Co.(b)	911,382	6,826,251
Weatherford International PLC(b)(c)	65,887	8,144,951

		90,761,175

Financials-6.28%
Affiliated Managers Group, Inc.	52,098	8,132,498
East West Bancorp, Inc.	53,716	4,001,305
Kinsale Capital Group, Inc.	20,095	7,299,509
RLI Corp.	35,007	4,948,239
		24,381,551
Health Care-7.14%
Medpace Holdings, Inc.(b)	18,821	7,309,135
Shockwave Medical, Inc.(b)(c)	47,942	15,829,969
United Therapeutics Corp.(b)	19,455	4,558,890

		27,697,994

Industrials-13.15%
Advanced Drainage Systems, Inc.	33,845	5,313,665
AGCO Corp.	43,245	4,938,146
Carlisle Cos., Inc.	14,471	5,618,366
Landstar System, Inc.	29,270	5,104,981
Owens Corning	32,023	5,386,589

	Shares	Value
Industrials-(continued)
Saia, Inc.(b)	11,017	$4,371,876
Simpson Manufacturing Co., Inc.(c)	30,131	5,239,480
Trex Co., Inc.(b)	49,529	4,385,793
UFP Industries, Inc.	56,129	6,325,738
Watsco, Inc.(c)	9,701	4,343,332

		51,027,966

Information Technology-7.93%
Amkor Technology, Inc.	203,424	6,580,766
Arrow Electronics, Inc.(b)	54,171	6,916,012
Avnet, Inc.	174,885	8,546,630
Lattice Semiconductor Corp.(b)	78,988	5,418,577
Qualys, Inc.(b)	20,175	3,306,884

		30,768,869

Materials-11.39%
Cabot Corp.	58,189	5,308,583
Commercial Metals Co.	101,807	5,471,108
Eagle Materials, Inc.	32,711	8,200,975
Graphic Packaging Holding Co.	165,560	4,279,726
Olin Corp.	167,578	8,760,978
Reliance, Inc.	17,986	5,120,974
Westlake Corp.	47,912	7,060,312

		44,202,656

Utilities-1.19%
National Fuel Gas Co.	87,175	4,628,993

Total Common Stocks & Other Equity Interests (Cost $351,617,916)		388,068,264

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $81,314)	81,314	81,314

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $351,699,230)		388,149,578

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-11.59%
Invesco Private Government Fund, 5.29%(d)(e)(f)	12,602,345	12,602,345
Invesco Private Prime Fund, 5.46%(d)(e)(f)	32,381,872	32,391,587

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $44,995,975)		44,993,932

TOTAL INVESTMENTS IN SECURITIES-111.61% (Cost $396,695,205)		433,143,510
OTHER ASSETS LESS LIABILITIES-(11.61)%		(45,069,638)

NET ASSETS-100.00%		$388,073,872

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco S&P MidCap 400® GARP ETF (GRPM)–(continued)

April 30, 2024

Schedule of Investments(a)

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$175,345	$6,012,567	$ (6,106,598)	$-	$-	$81,314	$4,454

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	13,122,643	161,576,766	(162,097,064)	-	-	12,602,345	601,516	*

Invesco Private Prime Fund	33,616,496	337,548,365	(338,776,166)	760	2,132	32,391,587	1,603,585	*

Total	$46,914,484	$505,137,698	$(506,979,828)	$760	$2,132	$45,075,246	$2,209,555

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Statements of Assets and Liabilities

April 30, 2024

	Invesco S&P 500® Equal Weight ETF (RSP)	Invesco S&P 500® Equal Weight Communication Services ETF (RSPC)	Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RSPD)	Invesco S&P 500® Equal Weight Consumer Staples ETF (RSPS)
Assets:
Unaffiliated investments in securities, at value(a)	$53,937,933,884	$63,753,187	$406,790,200	$430,134,152
Affiliated investments in securities, at value	2,235,520,341	10,281,711	23,712,210	6,705,441
Cash	446,360	-	-	-
Receivable for:
Dividends and interest	39,610,207	104,912	235,905	579,768
Securities lending	185,054	1,039	2,909	371
Investments sold	156,086,145	-	-	-
Fund shares sold	211,200,171	-	-	-

Total assets	56,580,982,162	74,140,849	430,741,224	437,419,732

Liabilities:
Due to custodian	-	67,349	-	-
Payable for:
Investments purchased	210,825,781	-	-	128,560
Investments purchased - affiliated broker	-	-	70,683
Collateral upon return of securities loaned	2,122,968,425	10,281,711	23,650,540	6,570,874
Fund shares repurchased	156,356,608	-	-	-
Accrued unitary management fees	8,904,879	22,883	137,358	142,774

Total liabilities	2,499,055,693	10,371,943	23,787,898	6,912,891

Net Assets	$54,081,926,469	$63,768,906	$406,953,326	$430,506,841

Net assets consist of:
Shares of beneficial interest	$56,823,862,385	$79,482,575	$532,664,328	$573,798,845
Distributable earnings (loss)	(2,741,935,916)	(15,713,669)	(125,711,002)	(143,292,004)

Net Assets	$54,081,926,469	$63,768,906	$406,953,326	$430,506,841

Shares outstanding (unlimited amount authorized, $0.01 par value)	335,512,663	2,290,001	8,590,000	13,440,000
Net asset value	$161.19	$27.85	$47.38	$32.03

Market price	$161.23	$27.84	$47.38	$32.03

Unaffiliated investments in securities, at cost	$51,711,459,123	$66,487,070	$405,030,179	$480,967,152

Affiliated investments in securities, at cost	$2,271,186,727	$10,281,711	$23,713,738	$6,705,909

(a)Includes securities on loan with an aggregate value of:	$2,039,499,893	$9,704,987	$22,662,765	$6,321,463

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco S&P 500® Equal Weight Energy ETF (RSPG)	Invesco S&P 500® Equal Weight Financials ETF (RSPF)	Invesco S&P 500® Equal Weight Health Care ETF (RSPH)	Invesco S&P 500® Equal Weight Industrials ETF (RSPN)	Invesco S&P 500® Equal Weight Materials ETF (RSPM)	Invesco S&P 500® Equal Weight Real Estate ETF (RSPR)	Invesco S&P 500® Equal Weight Technology ETF (RSPT)

$600,848,327	$256,024,477	$950,555,772	$691,202,935	$283,540,955	$109,079,256	$3,757,827,833
10,902,529	6,619,865	28,745,644	14,291,967	16,882,080	270,956	70,423,177
-	-	-	-	-	-	-

1,090,757	218,508	590,273	218,853	185,803	43,059	209,781
2,268	261	1,685	1,883	1,384	20	5,395
-	-	-	-	-	-	-
-	-	-	-	-	-	-

612,843,881	262,863,111	979,893,374	705,715,638	300,610,222	109,393,291	3,828,466,186

-	-	-	739	-	4,026	2,224

-	175,123	-	-	-	-	-
446,019	-	-	-	-	-	-
10,674,707	3,093,977	28,624,722	13,984,258	16,799,735	270,993	69,398,829
					-	-
203,568	86,815	318,276	227,559	94,368	36,750	1,255,564

11,324,294	3,355,915	28,942,998	14,212,556	16,894,103	311,769	70,656,617

$601,519,587	$259,507,196	$950,950,376	$691,503,082	$283,716,119	$109,081,522	$3,757,809,569

$698,727,276	$336,145,731	$956,521,620	$667,607,661	$354,839,721	$138,559,319	$3,525,482,726
(97,207,689)	(76,638,535)	(5,571,244)	23,895,421	(71,123,602)	(29,477,797)	232,326,843

$601,519,587	$259,507,196	$950,950,376	$691,503,082	$283,716,119	$109,081,522	$3,757,809,569

7,370,005	4,290,000	31,970,000	15,160,000	8,210,000	3,510,000	113,310,000
$81.62	$60.49	$29.75	$45.61	$34.56	$31.08	$33.16

$81.60	$60.50	$29.76	$45.63	$34.56	$31.08	$33.16

$524,722,773	$241,091,202	$835,686,273	$611,643,815	$303,080,199	$129,448,688	$3,147,985,951

$10,903,258	$8,801,734	$28,747,597	$14,292,924	$16,884,116	$270,993	$70,424,645

$10,083,808	$2,997,150	$27,488,470	$13,263,025	$15,772,136	$263,490	$67,406,391

69

Statements of Assets and Liabilities–(continued)

April 30, 2024

	Invesco S&P 500® Equal Weight Utilities ETF (RSPU)	Invesco S&P MidCap 400® GARP ETF (GRPM)
Assets:
Unaffiliated investments in securities, at value(a)	$251,282,301	$388,068,264
Affiliated investments in securities, at value	553,850	45,075,246
Receivable for:
Dividends and interest	395,503	32,787
Securities lending	856	3,860
Fund shares sold	-	3,483,004

Total assets	252,232,510	436,663,161

Liabilities:
Due to custodian	639	429
Payable for:
Investments purchased	-	3,482,814
Collateral upon return of securities loaned	432,509	44,995,975
Accrued unitary management fees	80,948	110,071

Total liabilities	514,096	48,589,289

Net Assets	$251,718,414	$388,073,872

Net assets consist of:
Shares of beneficial interest	$310,422,206	$379,986,910
Distributable earnings (loss)	(58,703,792)	8,086,962

Net Assets	$251,718,414	$388,073,872

Shares outstanding (unlimited amount authorized, $0.01 par value)	4,400,000	3,430,000
Net asset value	$57.21	$113.14

Market price	$57.20	$113.19

Unaffiliated investments in securities, at cost	$272,341,364	$351,617,916

Affiliated investments in securities, at cost	$553,867	$45,077,289

(a) Includes securities on loan with an aggregate value of:	$417,522	$43,131,754

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Statements of Operations

For the year ended April 30, 2024

	Invesco S&P 500® Equal Weight ETF (RSP)	Invesco S&P 500® Equal Weight Communication Services ETF (RSPC)	Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RSPD)	Invesco S&P 500® Equal Weight Consumer Staples ETF (RSPS)
Investment income:
Unaffiliated dividend income	$857,526,901	$949,542	$6,401,009	$18,246,175
Affiliated dividend income	4,641,203	2,919	8,571	11,217
Securities lending income, net	3,113,866	11,790	75,836	29,436
Foreign withholding tax	(255,283)	-	-	-

Total investment income	865,026,687	964,251	6,485,416	18,286,828

Expenses:
Unitary management fees	87,604,998	270,149	1,824,852	2,521,292

Less: Waivers	(11,392)	(44)	(174)	(250)

Net expenses	87,593,606	270,105	1,824,678	2,521,042

Net investment income	777,433,081	694,146	4,660,738	15,765,786

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,163,390,828)	(7,196,607)	(47,098,944)	(9,728,035)
Affiliated investment securities	469,740	(209)	11,094	11,721
Unaffiliated in-kind redemptions	3,090,962,978	11,475,218	14,203,927	48,611,983
Affiliated in-kind redemptions	1,156,486	-	-	-

Net realized gain (loss)	1,929,198,376	4,278,402	(32,883,923)	38,895,669

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	2,404,782,046	(812,206)	58,753,422	(131,829,313)
Affiliated investment securities	(19,876,741)	163	3,026	(468)

Change in net unrealized appreciation (depreciation)	2,384,905,305	(812,043)	58,756,448	(131,829,781)

Net realized and unrealized gain (loss)	4,314,103,681	3,466,359	25,872,525	(92,934,112)

Net increase (decrease) in net assets resulting from operations	$5,091,536,762	$4,160,505	$30,533,263	$(77,168,326)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco S&P 500®	Invesco S&P 500®	Invesco S&P 500®	Invesco S&P 500®	Invesco S&P 500®	Invesco S&P 500®	Invesco S&P 500®
Equal Weight	Equal Weight	Equal Weight	Equal Weight	Equal Weight	Equal Weight	Equal Weight
Energy	Financials	Health Care	Industrials	Materials	Real Estate	Technology
ETF (RSPG)	ETF (RSPF)	ETF (RSPH)	ETF (RSPN)	ETF (RSPM)	ETF (RSPR)	ETF (RSPT)

$17,175,630	$6,689,560	$10,571,209	$8,484,326	$7,272,924	$3,222,069	$31,859,254
9,971	190,865	10,622	10,187	6,332	1,859	41,543
28,426	16,475	48,579	53,680	23,826	5,804	131,211
-	-	-	-	-	-	(147,085)

17,214,027	6,896,900	10,630,410	8,548,193	7,303,082	3,229,732	31,884,923

2,220,096	1,066,727	3,881,310	2,261,990	1,173,592	389,490	13,131,824

(217)	(96)	(211)	(202)	(133)	(42)	(818)

2,219,879	1,066,631	3,881,099	2,261,788	1,173,459	389,448	13,131,006

14,994,148	5,830,269	6,749,311	6,286,405	6,129,623	2,840,284	18,753,917

2,873,086	(15,554,089)	(17,499,392)	(6,113,287)	(9,592,952)	(2,630,729)	(68,539,799)
3,048	(196,134)	7,343	3,162	6,380	531	29,870
43,548,427	8,105,623	52,934,984	41,012,584	4,378,940	(1,575,076)	259,506,775
-	-	-	-	-	-	-

46,424,561	(7,644,600)	35,442,935	34,902,459	(5,207,632)	(4,205,274)	190,996,846

31,210,191	51,233,362	(47,320,165)	75,486,943	24,718,162	4,788,574	549,439,300
(729)	(583,114)	(1,953)	(957)	(1,352)	(37)	1,766

31,209,462	50,650,248	(47,322,118)	75,485,986	24,716,810	4,788,537	549,441,066

77,634,023	43,005,648	(11,879,183)	110,388,445	19,509,178	583,263	740,437,912

$92,628,171	$48,835,917	$(5,129,872)	$116,674,850	$25,638,801	$3,423,547	$759,191,829

72

Statements of Operations–(continued)

For the year ended April 30, 2024

	Invesco S&P 500® Equal Weight Utilities ETF (RSPU)	Invesco S&P MidCap 400® GARP ETF (GRPM)
Investment income:
Unaffiliated dividend income	$9,714,443	$3,197,286
Affiliated dividend income	6,029	4,454
Securities lending income, net.	11,299	61,697

Total investment income	9,731,771	3,263,437

Expenses:
Unitary management fees	1,189,854	921,962

Less: Waivers.	(134)	(89)

Net expenses	1,189,720	921,873

Net investment income.	8,542,051	2,341,564

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,927,884)	6,534,892
Affiliated investment securities	3,955	2,132
In-kind redemptions	3,189,081	32,021,636

Net realized gain	1,265,152	38,558,660

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(14,485,766)	29,939,270
Affiliated investment securities	(17)	760

Change in net unrealized appreciation (depreciation)	(14,485,783)	29,940,030

Net realized and unrealized gain (loss)	(13,220,631)	68,498,690

Net increase (decrease) in net assets resulting from operations	$(4,678,580)	$70,840,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Statements of Changes in Net Assets

For the years ended April 30, 2024 and 2023

	Invesco S&P 500® Equal Weight		Invesco S&P 500® Equal Weight
	ETF (RSP)		Communication Services ETF (RSPC)
	2024	2023	2024	2023
Operations:
Net investment income	$777,433,081	$548,015,528	$694,146	$582,963
Net realized gain (loss)	1,929,198,376	292,844,284	4,278,402	(6,592,270)
Change in net unrealized appreciation (depreciation)	2,384,905,305	(834,642,251)	(812,043)	7,065,664

Net increase (decrease) in net assets resulting from operations	5,091,536,762	6,217,561	4,160,505	1,056,357

Distributions to Shareholders from:
Distributable earnings	(744,638,740)	(585,873,061)	(658,392)	(571,708)

Shareholder Transactions:
Proceeds from shares sold	34,202,609,762	11,372,499,401	38,263,038	93,942,544
Value of shares repurchased	(18,219,890,902)	(9,355,432,438)	(100,379,978)	(10,193,991)

Net increase (decrease) in net assets resulting from share transactions.	15,982,718,860	2,017,066,963	(62,116,940)	83,748,553

Net increase (decrease) in net assets	20,329,616,882	1,437,411,463	(58,614,827)	84,233,202

Net assets:
Beginning of period	33,752,309,587	32,314,898,124	122,383,733	38,150,531

End of period	$54,081,926,469	$33,752,309,587	$63,768,906	$122,383,733

Changes in Shares Outstanding:
Shares sold	224,970,000	79,520,000	1,350,000	3,580,000
Shares repurchased	(122,060,000)	(66,030,000)	(3,540,000)	(370,000)
Shares outstanding, beginning of period	232,602,663	219,112,663	4,480,001	1,270,001

Shares outstanding, end of period	335,512,663	232,602,663	2,290,001	4,480,001

(a)	Changes in shares outstanding have been restated to reflect a three-for-one stock split effective after the close of business on July 14, 2023. See Note 11.
(b)	Changes in shares outstanding have been restated to reflect a five-for-one stock split effective after the close of business on July 14, 2023. See Note 11.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco S&P 500® Equal Weight				Invesco S&P 500® Equal Weight				Invesco S&P 500® Equal Weight
Consumer Discretionary ETF (RSPD)				Consumer Staples ETF (RSPS)				Energy ETF (RSPG)
2024		2023		2024		2023		2024	2023

$4,660,738		$5,316,212		$15,765,786		$14,722,913		$14,994,148	$19,727,176
(32,883,923)		(24,456,809)		38,895,669		18,568,527		46,424,561	78,783,817
58,756,448		25,970,421		(131,829,781)		4,693,140		31,209,462	(65,294,000)

30,533,263		6,829,824		(77,168,326)		37,984,580		92,628,171	33,216,993

(5,100,846)		(4,975,114)		(16,238,493)		(16,231,924)		(14,294,580)	(20,903,859)

162,798,282		600,354,617		78,902,823		659,074,268		200,208,152	280,820,649
(273,029,887)		(476,620,320)		(655,464,835)		(164,978,667)		(207,356,031)	(306,984,789)

(110,231,605)		123,734,297		(576,562,012)		494,095,601		(7,147,879)	(26,164,140)

(84,799,188)		125,589,007		(669,968,831)		515,848,257		71,185,712	(13,851,006)

491,752,514		366,163,507		1,100,475,672		584,627,415		530,333,875	544,184,881

$406,953,326		$491,752,514		$430,506,841		$1,100,475,672		$601,519,587	$530,333,875

3,740,000	(a)	14,880,000	(a)	2,280,000	(b)	19,450,000	(b)	2,640,000	3,950,000
(6,520,000	)(a)	(12,090,000	)(a)	(20,090,000	)(b)	(4,950,000	)(b)	(2,880,000)	(4,610,000)
11,370,000	(a)	8,580,000	(a)	31,250,000	(b)	16,750,000	(b)	7,610,005	8,270,005

8,590,000	(a)	11,370,000	(a)	13,440,000	(b)	31,250,000	(b)	7,370,005	7,610,005

75

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2024 and 2023

	Invesco S&P 500® Equal Weight		Invesco S&P 500® Equal Weight
	Financials ETF (RSPF)		Health Care ETF (RSPH)
	2024	2023	2024		2023

Operations:
Net investment income	$5,830,269	$8,525,806	$6,749,311		$6,052,626
Net realized gain (loss)	(7,644,600)	(23,969,797)	35,442,935		(1,547,395)
Change in net unrealized appreciation (depreciation)	50,650,248	(25,103,855)	(47,322,118)		63,424,325

Net increase (decrease) in net assets resulting from operations	48,835,917	(40,547,846)	(5,129,872)		67,929,556

Distributions to Shareholders from:
Distributable earnings	(6,109,368)	(8,617,035)	(6,490,288)		(5,972,746)

Shareholder Transactions:
Proceeds from shares sold	18,822,339	56,081,564	95,911,368		100,536,751
Value of shares repurchased	(110,692,959)	(181,916,060)	(157,523,718)		(39,620,177)

Net increase (decrease) in net assets resulting from share transactions	(91,870,620)	(125,834,496)	(61,612,350)		60,916,574

Net increase (decrease) in net assets.	(49,144,071)	(174,999,377)	(73,232,510)		122,873,384

Net assets:
Beginning of period	308,651,267	483,650,644	1,024,182,886		901,309,502

End of period	$259,507,196	$308,651,267	$950,950,376		$1,024,182,886

Changes in Shares Outstanding:
Shares sold	330,000	990,000	3,280,000	(a)	3,600,000	(a)
Shares repurchased	(2,080,000)	(3,350,000)	(5,510,000	)(a)	(1,400,000	)(a)
Shares outstanding, beginning of period	6,040,000	8,400,000	34,200,000	(a)	32,000,000	(a)

Shares outstanding, end of period	4,290,000	6,040,000	31,970,000	(a)	34,200,000	(a)

(a)	Changes in shares outstanding have been restated to reflect a ten-for-one stock split effective after the close of business on July 14, 2023. See Note 11.
(b)	Changes in shares outstanding have been restated to reflect a five-for-one stock split effective after the close of business on July 14, 2023. See Note 11.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco S&P 500® Equal Weight				Invesco S&P 500® Equal Weight				Invesco S&P 500® Equal Weight
Industrials ETF (RSPN)				Materials ETF (RSPM)				Real Estate ETF (RSPR)
2024		2023		2024		2023		2024	2023

$6,286,405		$3,852,612		$6,129,623		$8,700,569		$2,840,284	$3,399,131
34,902,459		(10,191,877)		(5,207,632)		8,360,288		(4,205,274)	(8,621,579)
75,485,986		15,221,810		24,716,810		(72,034,779)		4,788,537	(24,464,475)

116,674,850		8,882,545		25,638,801		(54,973,922)		3,423,547	(29,686,923)

(6,341,364)		(4,002,515)		(6,191,494)		(8,701,685)		(3,467,036)	(2,736,795)

371,645,674		93,121,101		11,701,316		139,688,209		49,610,158	37,762,335
(161,360,070)		(137,802,256)		(86,462,332)		(310,635,807)		(43,303,217)	(74,730,664)

210,285,604		(44,681,155)		(74,761,016)		(170,947,598)		6,306,941	(36,968,329)

320,619,090		(39,801,125)		(55,313,709)		(234,623,205)		6,263,452	(69,392,047)

370,883,992		410,685,117		339,029,828		573,653,033		102,818,070	172,210,117

$691,503,082		$370,883,992		$283,716,119		$339,029,828		$109,081,522	$102,818,070

8,900,000	(b)	2,500,000	(b)	340,000	(b)	3,950,000	(b)	1,610,000	1,140,000
(3,690,000	)(b)	(4,150,000	)(b)	(2,680,000	)(b)	(9,400,000	)(b)	(1,400,000)	(2,280,000)
9,950,000	(b)	11,600,000	(b)	10,550,000	(b)	16,000,000	(b)	3,300,000	4,440,000

15,160,000	(b)	9,950,000	(b)	8,210,000	(b)	10,550,000	(b)	3,510,000	3,300,000

77

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2024 and 2023

	Invesco S&P 500® Equal Weight				Invesco S&P 500® Equal Weight
	Technology ETF (RSPT)				Utilities ETF (RSPU)
	2024		2023		2024		2023
Operations:
Net investment income	$18,753,917		$15,321,631		$8,542,051		$9,644,749
Net realized gain (loss)	190,996,846		(10,048,317)		1,265,152		12,199,815
Change in net unrealized appreciation (depreciation)	549,441,066		13,706,920		(14,485,783)		(30,658,342)

Net increase (decrease) in net assets resulting from operations	759,191,829		18,980,234		(4,678,580)		(8,813,778)

Distributions to Shareholders from:
Distributable earnings	(19,157,231)		(15,024,617)		(8,958,979)		(9,404,642)

Shareholder Transactions:
Proceeds from shares sold	1,215,945,884		1,010,928,884		43,610,322		203,450,089
Value of shares repurchased	(680,976,590)		(707,392,682)		(153,796,161)		(143,023,336)

Net increase (decrease) in net assets resulting from share transactions	534,969,294		303,536,202		(110,185,839)		60,426,753

Net increase (decrease) in net assets	1,275,003,892		307,491,819		(123,823,398)		42,208,333

Net assets:
Beginning of period	2,482,805,677		2,175,313,858		375,541,812		333,333,479

End of period	$3,757,809,569		$2,482,805,677		$251,718,414		$375,541,812

Changes in Shares Outstanding:
Shares sold	41,410,000	(a)	39,700,000	(a)	780,000	(b)	3,380,000	(b)
Shares repurchased	(22,800,000	)(a)	(29,000,000	)(a)	(2,880,000	)(b)	(2,580,000	)(b)
Shares outstanding, beginning of period	94,700,000	(a)	84,000,000	(a)	6,500,000	(b)	5,700,000	(b)

Shares outstanding, end of period	113,310,000	(a)	94,700,000	(a)	4,400,000	(b)	6,500,000	(b)

(a)	Changes in shares outstanding have been restated to reflect a ten-for-one stock split effective after the close of business on July 14, 2023. See Note 11.
(b)	Changes in shares outstanding have been restated to reflect a two-for-one stock split effective after the close of business on July 14, 2023. See Note 11.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco S&P MidCap 400®
GARP ETF (GRPM)
2024	2023

$2,341,564	$1,920,657
38,558,660	(4,047,354)
29,940,030	3,859,562

70,840,254	1,732,865

(2,384,684)	(1,850,957)

322,594,529	76,350,632
(190,219,253)	(12,184,387)

132,375,276	64,166,245

200,830,846	64,048,153

187,243,026	123,194,873

$388,073,872	$187,243,026

3,350,000	880,000
(2,090,000)	(150,000)
2,170,000	1,440,000

3,430,000	2,170,000

81

Financial Highlights

Invesco S&P 500® Equal Weight ETF (RSP)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$145.11	$147.48	$148.18	$96.17	$108.20

Net investment income(a)	2.70	2.42	2.30	1.93	2.15
Net realized and unrealized gain (loss) on investments	15.95	(2.19)	(0.91)	52.09	(11.97)

Total from investment operations	18.65	0.23	1.39	54.02	(9.82)

Distributions to shareholders from:
Net investment income	(2.57)	(2.60)	(2.09)	(2.01)	(2.21)

Net asset value at end of year	$161.19	$145.11	$147.48	$148.18	$96.17

Market price at end of year(b)	$161.23	$145.10	$147.45	$148.23	$96.31

Net Asset Value Total Return(c)	12.95%	0.30%	0.88%	56.72%	(8.98)%
Market Price Total Return(c)	12.99%	0.29%	0.86%	56.53%	(8.89)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$54,081,926	$33,752,310	$32,314,898	$26,605,504	$10,943,870
Ratio to average net assets of:
Expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	1.77%	1.70%	1.48%	1.60%	2.01%
Portfolio turnover rate(d)	21%	21%	18%	24%	19%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Communication Services ETF (RSPC)

	Years Ended April 30,
	2024	2023		2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$27.32	$30.04		$38.39	$22.73	$25.39

Net investment income(a)	0.29	0.34		0.41	0.41	0.41	(b)
Net realized and unrealized gain (loss) on investments	0.55	(2.73	)(c)	(8.37)	15.60	(2.64)

Total from investment operations	0.84	(2.39)		(7.96)	16.01	(2.23)

Distributions to shareholders from:
Net investment income	(0.31)	(0.33)		(0.39)	(0.35)	(0.40)
Net realized gains	-			-	-	(0.03)

Total distributions	(0.31)	(0.33)		(0.39)	(0.35)	(0.43)

Net asset value at end of year	$27.85	$27.32		$30.04	$38.39	$22.73

Market price at end of year(d)	$27.84	$27.33		$30.04	$38.43	$22.74

Net Asset Value Total Return(e)	3.07%	(7.91)%		(20.90)%	70.90%	(8.89)%
Market Price Total Return(e)	3.00%	(7.88)%		(20.98)%	71.00%	(8.92)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$63,769	$122,384		$38,151	$43,000	$18,180
Ratio to average net assets of:
Expenses	0.40%	0.40%		0.40%	0.40%	0.42	%(f)
Net investment income	1.03%	1.25%		1.13%	1.36%	1.65	%(b)(f)
Portfolio turnover rate(g)	36%	37%		29%	20%	30%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period.Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.29 and 1.17%, respectively.

(c)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RSPD)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$43.25	$42.68	$49.62	$27.24	$35.95

Net investment income(b)	0.46	0.51	0.31	0.19	0.61
Net realized and unrealized gain (loss) on investments	4.18	0.50	(6.93)	22.39	(8.68)

Total from investment operations	4.64	1.01	(6.62)	22.58	(8.07)

Distributions to shareholders from:
Net investment income	(0.51)	(0.44)	(0.32)	(0.20)	(0.64)

Net asset value at end of year	$47.38	$43.25	$42.68	$49.62	$27.24

Market price at end of year(c)	$47.38	$43.24	$42.64	$49.60	$27.21

Net Asset Value Total Return(d)	10.76%	2.52%	(13.40)%	83.19%	(22.56)%
Market Price Total Return(d)	10.77%	2.59%	(13.44)%	83.29%	(22.64)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$406,953	$491,753	$366,164	$973,455	$49,028
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.41	%(e)
Net investment income	1.02%	1.26%	0.62%	0.45%	1.80	%(e)
Portfolio turnover rate(f)	30%	26%	21%	33%	28%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Consumer Staples ETF (RSPS)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$35.22	$34.90	$32.24	$26.73	$26.99

Net investment income(b)	0.81	0.73	0.80	0.56	0.64
Net realized and unrealized gain (loss) on investments	(3.12)	0.43	2.53	5.60	(0.27)

Total from investment operations.	(2.31)	1.16	3.33	6.16	0.37

Distributions to shareholders from:
Net investment income	(0.88)	(0.84)	(0.67)	(0.65)	(0.63)

Net asset value at end of year	$32.03	$35.22	$34.90	$32.24	$26.73

Market price at end of year(c)	$32.03	$35.21	$34.90	$32.22	$26.72

Net Asset Value Total Return(d)	(6.50)%	3.48%	10.51%	23.34%	1.44%
Market Price Total Return(d)	(6.49)%	3.48%	10.58%	23.31%	1.37%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$430,507	$1,100,476	$584,627	$477,173	$481,080
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.50%	2.17%	2.46%	1.91%	2.32%
Portfolio turnover rate(e)	19%	23%	13%	14%	22%

(a)	Per share amounts have been adjusted to reflect a five-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Energy ETF (RSPG)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$69.69	$65.80	$40.75	$28.05	$51.81

Net investment income(a)	2.01	2.50	1.54	0.86	1.09
Net realized and unrealized gain (loss) on investments	11.86	4.04	24.84	12.80	(23.84)

Total from investment operations	13.87	6.54	26.38	13.66	(22.75)

Distributions to shareholders from:
Net investment income	(1.94)	(2.65)	(1.33)	(0.96)	(1.01)

Net asset value at end of year	$81.62	$69.69	$65.80	$40.75	$28.05

Market price at end of year(b)	$81.60	$69.70	$65.79	$40.80	$28.06

Net Asset Value Total Return(c)	20.19%	10.18%	65.91%	50.01%	(44.18)%
Market Price Total Return(c)	20.14%	10.21%	65.68%	50.15%	(44.17)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$601,520	$530,334	$544,185	$156,466	$82,739
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.70%	3.57%	2.92%	2.75%	2.60%
Portfolio turnover rate(d)(e)	13%	20%	50%	37%	34%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2022, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco S&P 500® Equal Weight Financials ETF (RSPF)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$51.10	$57.58	$59.67	$35.43	$43.78

Net investment income(a)	1.19	1.14	1.05	1.05	0.92
Net realized and unrealized gain (loss) on investments	9.46	(6.47)	(2.13)	24.25	(8.38)

Total from investment operations	10.65	(5.33)	(1.08)	25.30	(7.46)

Distributions to shareholders from:
Net investment income	(1.26)	(1.15)	(1.01)	(1.06)	(0.89)

Net asset value at end of year	$60.49	$51.10	$57.58	$59.67	$35.43

Market price at end of year(b)	$60.50	$51.09	$57.53	$59.73	$35.53

Net Asset Value Total Return(c)	21.08%	(9.31)%	(1.90)%	72.61%	(17.09)%
Market Price Total Return(c)	21.13%	(9.25)%	(2.08)%	72.30%	(16.88)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$259,507	$308,651	$483,651	$375,901	$161,203
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.19%	2.04%	1.68%	2.33%	2.15%
Portfolio turnover rate(d)	16%	25%	17%	19%	23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Health Care ETF (RSPH)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$29.95	$28.17	$28.05	$21.41	$19.37

Net investment income(b)	0.20	0.18	0.18	0.13	0.13
Net realized and unrealized gain (loss) on investments	(0.21)	1.78	0.12 (c)	6.64	2.04

Total from investment operations	(0.01)	1.96	0.30	6.77	2.17

Distributions to shareholders from:
Net investment income	(0.19)	(0.18)	(0.18)	(0.13)	(0.13)

Net asset value at end of year	$29.75	$29.95	$28.17	$28.05	$21.41

Market price at end of year(d)	$29.76	$29.95	$28.16	$28.07	$21.44

Net Asset Value Total Return(e)	0.02%	7.00%	1.00%	31.76%	11.27%
Market Price Total Return(e)	0.05%	7.04%	0.91%	31.66%	11.42%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$950,950	$1,024,183	$901,310	$813,540	$706,437
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	0.70%	0.64%	0.59%	0.51%	0.64%
Portfolio turnover rate(f)	21%	26%	22%	20%	23%

(a)	Per share amounts have been adjusted to reflect a ten-for-one stock split effective after the close of business July 14, 2023.
(b)	Based on average shares outstanding.
(c)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Industrials ETF (RSPN)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$37.27	$35.40	$37.05	$21.89	$25.21

Net investment income(b)	0.46	0.40	0.30	0.26	0.37
Net realized and unrealized gain (loss) on investments	8.34	1.88	(1.67)	15.17	(3.32)

Total from investment operations	8.80	2.28	(1.37)	15.43	(2.95)

Distributions to shareholders from:
Net investment income	(0.46)	(0.41)	(0.28)	(0.27)	(0.37)

Net asset value at end of year	$45.61	$37.27	$35.40	$37.05	$21.89

Market price at end of year(c)	$45.63	$37.28	$35.39	$37.03	$21.90

Net Asset Value Total Return(d)	23.72%	6.55%	(3.70)%	70.89%	(11.70)%
Market Price Total Return(d)	23.75%	6.61%	(3.71)%	70.73%	(11.64)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$691,503	$370,884	$410,685	$557,591	$142,273
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.11%	1.13%	0.79%	0.89%	1.46%
Portfolio turnover rate(e)	22%	22%	17%	19%	23%

(a)	Per share amounts have been adjusted to reflect a five-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Materials ETF (RSPM)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$32.14	$35.85	$33.07	$18.87	$21.62

Net investment income(b)	0.68	0.72	0.52	0.50	0.42
Net realized and unrealized gain (loss) on investments	2.43	(3.71)	2.80	14.15	(2.72)

Total from investment operations	3.11	(2.99)	3.32	14.65	(2.30)

Distributions to shareholders from:
Net investment income	(0.69)	(0.72)	(0.54)	(0.45)	(0.45)

Net asset value at end of year	$34.56	$32.14	$35.85	$33.07	$18.87

Market price at end of year(c)	$34.56	$32.12	$35.85	$33.08	$18.90

Net Asset Value Total Return(d)	9.81%	(8.32)%	10.18%	78.45%	(10.70)%
Market Price Total Return(d)	9.85%	(8.34)%	10.11%	78.24%	(10.58)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$283,716	$339,030	$573,653	$613,416	$108,480
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.09%	2.18%	1.50%	1.83%	1.99%
Portfolio turnover rate(e)	18%	22%	15%	18%	25%

(a)	Per share amounts have been adjusted to reflect a five-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Real Estate ETF (RSPR)

	Years Ended April 30,
	2024	2023	2022	2021		2020
Per Share Operating Performance:
Net asset value at beginning of year	$31.16	$38.79	$35.09	$25.65		$29.71

Net investment income(a)	0.90	0.94	0.57	0.67	(b)	0.72
Net realized and unrealized gain (loss) on investments	0.16	(7.82)	4.04	9.93		(3.62)

Total from investment operations	1.06	(6.88)	4.61	10.60		(2.90)

Distributions to shareholders from:
Net investment income	(1.14)	(0.75)	(0.91)	(1.16)		(1.03)
Net realized gains	-	-	-	-		(0.13)

Total distributions	(1.14)	(0.75)	(0.91)	(1.16)		(1.16)

Net asset value at end of year	$31.08	$31.16	$38.79	$35.09		$25.65

Market price at end of year(c)	$31.08	$31.16	$38.88	$35.12		$25.65

Net Asset Value Total Return(d)	3.43%	(17.78)%	13.20%	42.37%		(9.59)%
Market Price Total Return(d)	3.43%	(17.98)%	13.37%	42.50%		(9.71)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$109,082	$102,818	$172,210	$45,263		$23,084
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%		0.41	%(e)
Net investment income	2.92%	2.85%	1.48%	2.36	%(b)	2.37	%(e)
Portfolio turnover rate(f)	15%	26%	19%	21%		15%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.49 and 1.73%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Technology ETF (RSPT)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$26.22	$25.90	$27.73	$18.32	$18.07

Net investment income(b)	0.17	0.18	0.16	0.19	0.32	(c)
Net realized and unrealized gain (loss) on investments	6.95	0.32	(1.83)	9.51	0.15

Total from investment operations	7.12	0.50	(1.67)	9.70	0.47

Distributions to shareholders from:
Net investment income	(0.18)	(0.18)	(0.16)	(0.29)	(0.22)

Net asset value at end of year	$33.16	$26.22	$25.90	$27.73	$18.32

Market price at end of year(d)	$33.16	$26.21	$25.90	$27.72	$18.34

Net Asset Value Total Return(e)	27.23%	1.99%	(6.10)%	53.40%	2.73%
Market Price Total Return(e)	27.27%	1.90%	(6.08)%	53.12%	2.91%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$3,757,810	$2,482,806	$2,175,314	$2,590,019	$1,529,343
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	0.57%	0.70%	0.53%	0.81%	1.73	%(c)
Portfolio turnover rate(f)	20%	35%	24%	25%	23%

(a)	Per share amounts have been adjusted to reflect a ten-for-one stock split effective after the close of business July 14, 2023.
(b)	Based on average shares outstanding.
(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.19 and 1.06%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Utilities ETF (RSPU)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$57.78	$58.48	$54.03	$46.16	$48.63

Net investment income(b)	1.56	1.40	1.41	1.35	1.39
Net realized and unrealized gain (loss) on investments	(0.50)	(0.76)	4.37	8.02	(2.50)

Total from investment operations	1.06	0.64	5.78	9.37	(1.11)

Distributions to shareholders from:
Net investment income	(1.63)	(1.34)	(1.33)	(1.50)	(1.36)

Net asset value at end of year	$57.21	$57.78	$58.48	$54.03	$46.16

Market price at end of year(c)	$57.20	$57.79	$58.48	$53.92	$46.26

Net Asset Value Total Return(d)	1.99%	1.11%	10.90%	20.80%	(2.28)%
Market Price Total Return(d)	1.96%	1.14%	11.15%	20.28%	(2.04)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$251,718	$375,542	$333,333	$208,557	$300,013
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.87%	2.42%	2.56%	2.77%	2.72%
Portfolio turnover rate(e)	10%	11%	15%	10%	11%

(a)	Per share amounts have been adjusted to reflect a two-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Financial Highlights–(continued)

Invesco S&P MidCap 400® GARP ETF (GRPM)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$86.29	$85.55	$92.63	$53.10	$66.18

Net investment income(a)	0.89	1.13	0.93	0.75	0.89
Net realized and unrealized gain (loss) on investments	26.88	0.71	(7.10)	39.56	(12.99)

Total from investment operations	27.77	1.84	(6.17)	40.31	(12.10)

Distributions to shareholders from:
Net investment income	(0.92)	(1.10)	(0.91)	(0.78)	(0.98)

Net asset value at end of year.	$113.14	$86.29	$85.55	$92.63	$53.10

Market price at end of year(b)	$113.19	$86.28	$85.47	$92.64	$52.87

Net Asset Value Total Return(c)	32.36%	2.23%	(6.72)%	76.41%	(18.24)%
Market Price Total Return(c)	32.43%	2.31%	(6.81)%	77.20%	(18.60)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$388,074	$187,243	$123,195	$113,933	$53,095
Ratio to average net assets of:
Expenses	0.36%	0.40%	0.40%	0.40%	0.41	%(d)
Net investment income	0.92%	1.33%	1.01%	1.06%	1.42	%(d)
Portfolio turnover rate(e)	114%	33%	28%	33%	32%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the period ended April 30, 2024, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2024

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco S&P 500® Equal Weight ETF (RSP)	“S&P 500® Equal Weight ETF”

Invesco S&P 500® Equal Weight Communication Services ETF (RSPC)	“S&P 500® Equal Weight Communication Services ETF”

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RSPD)	“S&P 500® Equal Weight Consumer Discretionary ETF”

Invesco S&P 500® Equal Weight Consumer Staples ETF (RSPS)	“S&P 500® Equal Weight Consumer Staples ETF”

Invesco S&P 500® Equal Weight Energy ETF (RSPG)	“S&P 500® Equal Weight Energy ETF”

Invesco S&P 500® Equal Weight Financials ETF (RSPF)	“S&P 500® Equal Weight Financials ETF”

Invesco S&P 500® Equal Weight Health Care ETF (RSPH)	“S&P 500® Equal Weight Health Care ETF”

Invesco S&P 500® Equal Weight Industrials ETF (RSPN)	“S&P 500® Equal Weight Industrials ETF”

Invesco S&P 500® Equal Weight Materials ETF (RSPM)	“S&P 500® Equal Weight Materials ETF”

Invesco S&P 500® Equal Weight Real Estate ETF (RSPR)	“S&P 500® Equal Weight Real Estate ETF”

Invesco S&P 500® Equal Weight Technology ETF (RSPT)	“S&P 500® Equal Weight Technology ETF”

Invesco S&P 500® Equal Weight Utilities ETF (RSPU)	“S&P 500® Equal Weight Utilities ETF”

Invesco S&P MidCap 400® GARP ETF (GRPM)*	“S&P MidCap 400® GARP ETF”

*	Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco S&P MidCap 400® Equal Weight ETF to Invesco S&P MidCap 400® GARP ETF.

 Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

 The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

 The investment objective of each of the Funds is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

S&P 500® Equal Weight ETF	S&P 500® Equal Weight Index

S&P 500® Equal Weight Communication Services ETF	S&P 500® Equal Weight Communication Services Plus Index

S&P 500® Equal Weight Consumer Discretionary ETF	S&P 500® Equal Weight Consumer Discretionary Index

S&P 500® Equal Weight Consumer Staples ETF	S&P 500® Equal Weight Consumer Staples Index

S&P 500® Equal Weight Energy ETF	S&P 500® Equal Weight Energy Plus Index

S&P 500® Equal Weight Financials ETF	S&P 500® Equal Weight Financials Index

S&P 500® Equal Weight Health Care ETF	S&P 500® Equal Weight Health Care Index

S&P 500® Equal Weight Industrials ETF	S&P 500® Equal Weight Industrials Index

S&P 500® Equal Weight Materials ETF	S&P 500® Equal Weight Materials Index

S&P 500® Equal Weight Real Estate ETF	S&P 500® Equal Weight Real Estate Index

S&P 500® Equal Weight Technology ETF	S&P 500® Equal Weight Information Technology Index

S&P 500® Equal Weight Utilities ETF	S&P 500® Equal Weight Utilities Plus Index

S&P MidCap 400® GARP ETF	S&P MidCap 400® GARP Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

89

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

90

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute

91

substantially all of the Fund’s taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends

92

received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended April 30, 2024, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

S&P 500® Equal Weight ETF	$157,827

S&P 500® Equal Weight Communication Services ETF	1,041

S&P 500® Equal Weight Consumer Discretionary ETF	6,070

S&P 500® Equal Weight Consumer Staples ETF	1,635

S&P 500® Equal Weight Energy ETF	1,632

S&P 500® Equal Weight Financials ETF	1,508

S&P 500® Equal Weight Health Care ETF	1,123

S&P 500® Equal Weight Industrials ETF	3,958

S&P 500® Equal Weight Materials ETF	2,109

S&P 500® Equal Weight Real Estate ETF	617

S&P 500® Equal Weight Technology ETF	4,416

S&P 500® Equal Weight Utilities ETF	611

S&P MidCap 400® GARP ETF	5,277

J. Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Growth Investing Risk. For certain Funds, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Growth securities typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

Index Risk. Unlike many investment companies that are “actively managed”, each Fund is a “passive” investor and therefore does not utilize an investing strategy that seeks returns in excess of its respective Underlying Index. Therefore, a Fund would

93

not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. If a specific security is removed from an Underlying Index, its respective Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. An Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies and securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies tend to have less experienced management as well as limited product and market diversification and financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling methodology may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because S&P 500® Equal Weight Communication Services ETF is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

94

Value Investing Risk. For certain Funds, value securities are subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall stock market. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

S&P 500® Equal Weight ETF	0.20%

S&P 500® Equal Weight Communication Services ETF	0.40%

S&P 500® Equal Weight Consumer Discretionary ETF	0.40%

S&P 500® Equal Weight Consumer Staples ETF	0.40%

S&P 500® Equal Weight Energy ETF	0.40%

S&P 500® Equal Weight Financials ETF	0.40%

S&P 500® Equal Weight Health Care ETF	0.40%

S&P 500® Equal Weight Industrials ETF	0.40%

S&P 500® Equal Weight Materials ETF	0.40%

S&P 500® Equal Weight Real Estate ETF	0.40%

S&P 500® Equal Weight Technology ETF	0.40%

S&P 500® Equal Weight Utilities ETF	0.40%

S&P MidCap 400® GARP ETF*	0.35%

*	Effective August 28, 2023, the Fund’s unitary management fee was reduced from 0.40% to 0.35%.

 Through at least August 31, 2026, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

 For the fiscal year ended April 30, 2024, the Adviser waived fees for each Fund in the following amounts:

S&P 500® Equal Weight ETF	$11,392

S&P 500® Equal Weight Communication Services ETF	44

S&P 500® Equal Weight Consumer Discretionary ETF	174

S&P 500® Equal Weight Consumer Staples ETF	250

S&P 500® Equal Weight Energy ETF	217

S&P 500® Equal Weight Financials ETF	96

S&P 500® Equal Weight Health Care ETF	211

S&P 500® Equal Weight Industrials ETF	202

S&P 500® Equal Weight Materials ETF	133

S&P 500® Equal Weight Real Estate ETF	42

S&P 500® Equal Weight Technology ETF	818

S&P 500® Equal Weight Utilities ETF	134

S&P MidCap 400® GARP ETF	89

 The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

95

 The Adviser has entered into licensing agreements on behalf of each Fund with S&P Dow Jones Indices LLC (the “Licensor”).

 Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

 The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

 For the fiscal year ended April 30, 2024, the Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

S&P 500® Equal Weight ETF	$1,207,139

S&P 500® Equal Weight Communication Services ETF	5,714

S&P 500® Equal Weight Consumer Discretionary ETF	18,324

S&P 500® Equal Weight Consumer Staples ETF	22,414

S&P 500® Equal Weight Energy ETF	17,512

S&P 500® Equal Weight Financials ETF	7,575

S&P 500® Equal Weight Health Care ETF	16,466

S&P 500® Equal Weight Industrials ETF	11,381

S&P 500® Equal Weight Materials ETF	6,504

S&P 500® Equal Weight Real Estate ETF	2,604

S&P 500® Equal Weight Technology ETF	57,822

S&P 500® Equal Weight Utilities ETF	7,342

S&P MidCap 400® GARP ETF	15,543

 Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

 For the fiscal year ended April 30, 2024, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities` Sales	Net Realized Gains (Losses)*

S&P 500® Equal Weight ETF	$114,528,826	$21,479,796	$(12,042,782)

S&P 500® Equal Weight Consumer Discretionary ETF	-	1,437,476	317,352

S&P 500® Equal Weight Health Care ETF	3,179,021	1,407,998	223,703

S&P 500® Equal Weight Industrials ETF	8,556,111	1,564,323	(439,117)

S&P MidCap 400® GARP ETF	-	271,903	116,612

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

96

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

 The following is a summary of the tiered valuation input levels, as of April 30, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

S&P 500®Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$54,036,674,596	$-	$-	$54,036,674,596

Money Market Funds	13,969,194	2,122,810,435	-	2,136,779,629

Total Investments	$54,050,643,790	$2,122,810,435	$-	$56,173,454,225

S&P 500®Equal Weight Communication Services ETF

Investments in Securities

Common Stocks & Other Equity Interests	$63,753,187	$-	$-	$63,753,187

Money Market Funds	-	10,281,711	-	10,281,711

Total Investments	$63,753,187	$10,281,711	$-	$74,034,898

S&P 500®Equal Weight Consumer Discretionary ETF

Investments in Securities

Common Stocks & Other Equity Interests	$406,790,200	$-	$-	$406,790,200

Money Market Funds	63,198	23,649,012	-	23,712,210

Total Investments	$406,853,398	$23,649,012	$-	$430,502,410

S&P 500®Equal Weight Consumer Staples ETF

Investments in Securities

Common Stocks & Other Equity Interests	$430,134,152	$-	$-	$430,134,152

Money Market Funds	135,035	6,570,406	-	6,705,441

Total Investments	$430,269,187	$6,570,406	$-	$436,839,593

S&P 500®Equal Weight Energy ETF

Investments in Securities

Common Stocks & Other Equity Interests	$600,848,327	$-	$-	$600,848,327

Money Market Funds	228,551	10,673,978	-	10,902,529

Total Investments	$601,076,878	$10,673,978	$-	$611,750,856

S&P 500®Equal Weight Financials ETF

Investments in Securities

Common Stocks & Other Equity Interests	$259,346,846	$-	$-	$259,346,846

Money Market Funds	203,950	3,093,546	-	3,297,496

Total Investments	$259,550,796	$3,093,546	$-	$262,644,342

S&P 500®Equal Weight Health Care ETF

Investments in Securities

Common Stocks & Other Equity Interests	$950,555,772	$-	$-	$950,555,772

Money Market Funds	122,875	28,622,769	-	28,745,644

Total Investments	$950,678,647	$28,622,769	$-	$979,301,416

S&P 500®Equal Weight Industrials ETF

Investments in Securities

Common Stocks & Other Equity Interests	$691,202,935	$-	$-	$691,202,935

Money Market Funds	308,666	13,983,301	-	14,291,967

Total Investments	$691,511,601	$13,983,301	$-	$705,494,902

97

	Level 1	Level 2	Level 3	Total

S&P 500® Equal Weight Materials ETF

Investments in Securities

Common Stocks & Other Equity Interests	$283,540,955	$-	$-	$283,540,955

Money Market Funds	84,381	16,797,699	-	16,882,080

Total Investments	$283,625,336	$16,797,699	$-	$300,423,035

S&P 500® Equal Weight Real Estate ETF

Investments in Securities

Common Stocks & Other Equity Interests	$109,079,256	$-	$-	$109,079,256

Money Market Funds	-	270,956	-	270,956

Total Investments	$109,079,256	$270,956	$-	$109,350,212

S&P 500® Equal Weight Technology ETF

Investments in Securities

Common Stocks & Other Equity Interests	$3,757,827,833	$-	$-	$3,757,827,833

Money Market Funds	1,025,816	69,397,361	-	70,423,177

Total Investments	$3,758,853,649	$69,397,361	$-	$3,828,251,010

S&P 500® Equal Weight Utilities ETF

Investments in Securities

Common Stocks & Other Equity Interests	$251,282,301	$-	$-	$251,282,301

Money Market Funds	121,358	432,492	-	553,850

Total Investments	$251,403,659	$432,492	$-	$251,836,151

S&P MidCap 400® GARP ETF

Investments in Securities

Common Stocks & Other Equity Interests	$388,068,264	$-	$-	$388,068,264

Money Market Funds	81,314	44,993,932	-	45,075,246

Total Investments	$388,149,578	$44,993,932	$-	$433,143,510

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2024 and 2023:

	2024	2023
	Ordinary Income*	Ordinary Income*

S&P 500® Equal Weight ETF	$744,638,739	$585,873,061

S&P 500® Equal Weight Communication Services ETF	658,392	571,708

S&P 500® Equal Weight Consumer Discretionary ETF	5,100,846	4,975,114

S&P 500® Equal Weight Consumer Staples ETF	16,238,493	16,231,924

S&P 500® Equal Weight Energy ETF	14,294,580	20,903,859

S&P 500® Equal Weight Financials ETF	6,109,368	8,617,035

S&P 500® Equal Weight Health Care ETF	6,490,288	5,972,746

S&P 500® Equal Weight Industrials ETF	6,341,364	4,002,515

S&P 500® Equal Weight Materials ETF	6,191,494	8,701,685

S&P 500® Equal Weight Real Estate ETF	3,467,036	2,736,795

S&P 500® Equal Weight Technology ETF	19,157,231	15,024,617

S&P 500® Equal Weight Utilities ETF	8,958,979	9,404,642

S&P MidCap 400® GARP ETF	2,384,684	1,850,957

*	Includes short-term capital gain distributions, if any.

98

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

S&P 500® Equal Weight ETF	$33,316,386	$2,152,676,390	$(4,927,928,692)	$56,823,862,385	$54,081,926,469

S&P 500® Equal Weight Communication Services ETF	104,500	(6,382,992)	(9,435,177)	79,482,575	63,768,906

S&P 500® Equal Weight Consumer Discretionary ETF	90,511	487,226	(126,288,739)	532,664,328	406,953,326

S&P 500® Equal Weight Consumer Staples ETF	911,980	(52,196,230)	(92,007,754)	573,798,845	430,506,841

S&P 500® Equal Weight Energy ETF	699,569	73,893,565	(171,800,823)	698,727,276	601,519,587

S&P 500® Equal Weight Financials ETF	181,060	12,388,223	(89,207,818)	336,145,731	259,507,196

S&P 500® Equal Weight Health Care ETF	426,930	106,856,237	(112,854,411)	956,521,620	950,950,376

S&P 500® Equal Weight Industrials ETF	28,584	77,129,684	(53,262,847)	667,607,661	691,503,082

S&P 500® Equal Weight Materials ETF	11,042	(20,319,508)	(50,815,136)	354,839,721	283,716,119

S&P 500® Equal Weight Real Estate ETF	35,584	(22,660,283)	(6,853,098)	138,559,319	109,081,522

S&P 500® Equal Weight Technology ETF	25,585	601,224,764	(368,923,506)	3,525,482,726	3,757,809,569

S&P 500® Equal Weight Utilities ETF	77,837	(21,895,212)	(36,886,417)	310,422,206	251,718,414

S&P MidCap 400® GARP ETF	51,359	36,136,506	(28,100,903)	379,986,910	388,073,872

 Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

 The Funds have capital loss carryforwards as of April 30, 2024, as follows:

	No expiration
	Short-Term	Long-Term	Total*

S&P 500® Equal Weight ETF	$979,864,068	$3,948,064,624	$4,927,928,692

S&P 500® Equal Weight Communication Services ETF	3,997,361	5,437,816	9,435,177

S&P 500® Equal Weight Consumer Discretionary ETF	27,037,183	99,251,556	126,288,739

S&P 500® Equal Weight Consumer Staples ETF	18,024,182	73,983,572	92,007,754

S&P 500® Equal Weight Energy ETF	31,545,601	140,255,222	171,800,823

S&P 500® Equal Weight Financials ETF	20,695,491	68,512,327	89,207,818

S&P 500® Equal Weight Health Care ETF	8,385,359	104,469,052	112,854,411

S&P 500® Equal Weight Industrials ETF	12,013,063	41,249,784	53,262,847

S&P 500® Equal Weight Materials ETF	16,895,539	33,919,597	50,815,136

S&P 500® Equal Weight Real Estate ETF	3,789,418	3,063,680	6,853,098

S&P 500® Equal Weight Technology ETF	129,438,838	239,484,668	368,923,506

S&P 500® Equal Weight Utilities ETF	16,185,474	20,700,943	36,886,417

S&P MidCap 400® GARP ETF	-	28,100,903	28,100,903

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2024, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

S&P 500® Equal Weight ETF	$9,275,384,038	$9,183,915,353

S&P 500® Equal Weight Communication Services ETF	24,609,446	24,575,788

S&P 500® Equal Weight Consumer Discretionary ETF	137,724,191	138,171,313

S&P 500® Equal Weight Consumer Staples ETF	119,343,691	119,488,289

S&P 500® Equal Weight Energy ETF	76,238,323	73,866,764

S&P 500® Equal Weight Financials ETF	43,745,874	44,259,216

S&P 500® Equal Weight Health Care ETF	201,395,395	201,674,556

99

	Purchases	Sales

S&P 500® Equal Weight Industrials ETF	$122,556,666	$122,706,858

S&P 500® Equal Weight Materials ETF	54,259,177	54,532,241

S&P 500® Equal Weight Real Estate ETF	14,732,657	14,716,104

S&P 500® Equal Weight Technology ETF	645,244,077	647,435,104

S&P 500® Equal Weight Utilities ETF	29,394,647	28,619,219

S&P MidCap 400® GARP ETF	293,797,944	293,112,427

For the fiscal year ended April 30, 2024, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

S&P 500® Equal Weight ETF	$34,059,123,506	$18,139,540,869

S&P 500® Equal Weight Communication Services ETF	38,184,071	100,246,686

S&P 500® Equal Weight Consumer Discretionary ETF	161,935,998	271,906,671

S&P 500® Equal Weight Consumer Staples ETF	78,818,255	654,865,568

S&P 500® Equal Weight Energy ETF	200,066,574	207,151,315

S&P 500® Equal Weight Financials ETF	18,800,286	110,493,329

S&P 500® Equal Weight Health Care ETF	95,840,695	156,977,679

S&P 500® Equal Weight Industrials ETF	371,452,529	161,328,101

S&P 500® Equal Weight Materials ETF	11,691,728	86,377,792

S&P 500® Equal Weight Real Estate ETF	49,615,596	43,263,687

S&P 500® Equal Weight Technology ETF	1,215,217,623	679,241,907

S&P 500® Equal Weight Utilities ETF	43,550,738	153,961,435

S&P MidCap 400® GARP ETF	322,224,067	190,323,931

 Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

 As of April 30, 2024, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

S&P 500® Equal Weight ETF	$5,199,237,712	$(3,046,561,322)	$2,152,676,390	$54,020,777,835

S&P 500® Equal Weight Communication Services ETF	4,245,041	(10,628,033)	(6,382,992)	80,417,890

S&P 500® Equal Weight Consumer Discretionary ETF	41,838,231	(41,351,005)	487,226	430,015,184

S&P 500® Equal Weight Consumer Staples ETF	14,252,134	(66,448,364)	(52,196,230)	489,035,823

S&P 500® Equal Weight Energy ETF	82,965,746	(9,072,181)	73,893,565	537,857,291

S&P 500® Equal Weight Financials ETF	34,178,421	(21,790,198)	12,388,223	250,256,119

S&P 500® Equal Weight Health Care ETF	193,851,684	(86,995,447)	106,856,237	872,445,179

S&P 500® Equal Weight Industrials ETF	98,841,501	(21,711,817)	77,129,684	628,365,218

S&P 500® Equal Weight Materials ETF	22,264,591	(42,584,099)	(20,319,508)	320,742,543

S&P 500® Equal Weight Real Estate ETF	2,193,799	(24,854,082)	(22,660,283)	132,010,495

S&P 500® Equal Weight Technology ETF	686,136,616	(84,911,852)	601,224,764	3,227,026,246

S&P 500® Equal Weight Utilities ETF	12,532,983	(34,428,195)	(21,895,212)	273,731,363

S&P MidCap 400® GARP ETF	41,518,267	(5,381,761)	36,136,506	397,007,004

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2024, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

S&P 500® Equal Weight ETF	$-	$(3,079,303,093)	$3,079,303,093

S&P 500® Equal Weight Communication Services ETF	-	(8,427,634)	8,427,634

S&P 500® Equal Weight Consumer Discretionary ETF	-	(13,709,067)	13,709,067

100

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

S&P 500® Equal Weight Consumer Staples ETF	$-	$ (43,624,919)	$ 43,624,919

S&P 500® Equal Weight Energy ETF	-	(41,726,361)	41,726,361

S&P 500® Equal Weight Financials ETF	-	(7,413,205)	7,413,205

S&P 500® Equal Weight Health Care ETF	-	(51,524,160)	51,524,160

S&P 500® Equal Weight Industrials ETF	-	(40,443,346)	40,443,346

S&P 500® Equal Weight Materials ETF	-	(3,035,279)	3,035,279

S&P 500® Equal Weight Real Estate ETF	8,879	2,724,480	(2,733,359)

S&P 500® Equal Weight Technology ETF	-	(256,493,976)	256,493,976

S&P 500® Equal Weight Utilities ETF	-	(2,566,854)	2,566,854

S&P MidCap 400® GARP ETF	-	(31,919,902)	31,919,902

NOTE 9–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. Interested Trustees do not receive any Trustees’ fees.

 The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

 To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

 Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

 Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Stock Split

On June 22, 2023, the Board of Trustees approved the stock splits set forth in the table below. The effect of the stock splits was to increase the number of shares outstanding of those Funds, whereby every outstanding share of the respective Funds was exchanged for two, three, five or ten shares, as described below, effective after the close of business on July 14, 2023. The transactions did not change the net assets of the Funds or the net asset value of any shareholder’s investment in the Funds.

Fund	Stock Split Ratio

S&P 500® Equal Weight Consumer Discretionary ETF	3 to 1
S&P 500® Equal Weight Consumer Staples ETF	5 to 1
S&P 500® Equal Weight Health Care ETF	10 to 1
S&P 500® Equal Weight Industrials ETF	5 to 1
S&P 500® Equal Weight Materials ETF	5 to 1
S&P 500® Equal Weight Technology ETF	10 to 1
S&P 500® Equal Weight Utilities ETF	2 to 1

101

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Communication Services ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF and Invesco S&P MidCap 400® GARP ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Communication Services ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF and Invesco S&P MidCap 400® GARP ETF (thirteen of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations for the year ended April 30, 2024, the statements of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2024, and each of the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 27, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

102

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2023 through April 30, 2024.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco S&P 500® Equal Weight ETF (RSP)

Actual	$1,000.00	$1,196.00	0.20%	$1.09

Hypothetical (5% return before expenses)	1,000.00	1,023.87	0.20	1.01

Invesco S&P 500® Equal Weight Communication Services ETF (RSPC)

Actual	1,000.00	1,080.00	0.40	2.07

Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RSPD)

Actual	1,000.00	1,218.10	0.40	2.21

Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01

Invesco S&P 500® Equal Weight Consumer Staples ETF (RSPS)

Actual	1,000.00	1,119.30	0.40	2.11

Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01

Invesco S&P 500® Equal Weight Energy ETF (RSPG)

Actual	1,000.00	1,101.00	0.40	2.09

Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01

103

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco S&P 500® Equal Weight Financials ETF (RSPF)

Actual	$1,000.00	$1,236.80	0.40%	$2.22

Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01

Invesco S&P 500® Equal Weight Health Care ETF (RSPH)

Actual	1,000.00	1,169.50	0.40	2.16

Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01

Invesco S&P 500® Equal Weight Industrials ETF (RSPN)

Actual	1,000.00	1,245.20	0.40	2.23

Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01

Invesco S&P 500® Equal Weight Materials ETF (RSPM)

Actual	1,000.00	1,182.30	0.40	2.17

Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01

Invesco S&P 500® Equal Weight Real Estate ETF (RSPR)

Actual	1,000.00	1,147.60	0.40	2.14

Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01

Invesco S&P 500® Equal Weight Technology ETF (RSPT)

Actual	1,000.00	1,247.50	0.40	2.24

Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01

Invesco S&P 500® Equal Weight Utilities ETF (RSPU)

Actual	1,000.00	1,138.60	0.40	2.13

Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01

Invesco S&P MidCap 400® GARP ETF (GRPM)

Actual	1,000.00	1,363.30	0.35	2.06

Hypothetical (5% return before expenses)	1,000.00	1,023.12	0.35	1.76

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2024. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

104

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2024:

			Corporate
	Qualified	Qualified	Dividends	U.S.	Business
	Business	Dividend	Received	Treasury	Interest
	Income*	Income*	Deduction*	Obligations*	Income*

Invesco S&P 500® Equal Weight ETF	5%	95%	92%	0%	0%

Invesco S&P 500® Equal Weight Communication Services ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Consumer Staples ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Energy ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Financials ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Health Care ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Industrials ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Materials ETF	0%	100%	97%	0%	0%

Invesco S&P 500® Equal Weight Real Estate ETF	95%	3%	0%	0%	0%

Invesco S&P 500® Equal Weight Technology ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Utilities ETF	0%	100%	100%	0%	0%

Invesco S&P MidCap 400® GARP ETF	0%	100%	100%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

105

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2024

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider) (1988-2001).	214	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

106

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, First Eagle Alternative Credit LLC (2020-2023), Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

107

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Chikaming Open Lands (2014-2023); Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

108

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.
Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

109

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); Council on Children’s and Women’s Health (2012-Present); formerly, Governing Council Member (2016-2023) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

110

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013

Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.

				214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).
Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

111

Trustees and Officers–(continued)

The President, Principal Executive Officer and the other executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below.

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Brian Hartigan–1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2023	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023-Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023-Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020-Present); Manager and President, Invesco Investment Advisers LLC (2020-Present) and and Manager, Invesco Indexing LLC (2023 – Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020-2023); Global Head of ETF Investments (2017-2020); Head of Investments-PowerShares (2015-2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010-2015).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer (2020-Present), Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

112

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal—ETFs and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC, Manager, Invesco Investment Advisers LLC (2024-Present); formerly, Assistant Secretary, Invesco Investment Advisers LLC (2020-2024); Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- 2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

113

Trustees and Officers–(continued)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

114

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2024, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Bloomberg Analyst Rating Improvers ETF

Invesco Bloomberg MVP Multi-factor ETF

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Next Gen Connectivity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Communication Services ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® GARP ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2023, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

115

Approval of Investment Advisory Contracts–(continued)

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●	0.29% of the Fund’s average daily net assets for each of Invesco S&P 500 BuyWrite ETF and Invesco Bloomberg MVP Multi-factor ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® GARP ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

●

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund.

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median	Peer Median

Invesco Bloomberg Analyst Rating Improvers ETF			X

Invesco Bloomberg MVP Multi-factor ETF			X

Invesco Dow Jones Industrial Average Dividend ETF	X	X	X

Invesco NASDAQ Internet ETF			X

Invesco Next Gen Connectivity ETF	X	N/A	X

Invesco S&P 500 BuyWrite ETF	X	N/A	X

Invesco S&P 500® Equal Weight Communication Services ETF	X		X

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X

Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X

Invesco S&P 500® Equal Weight Energy ETF	X		X

Invesco S&P 500® Equal Weight ETF	X		X

Invesco S&P 500® Equal Weight Financials ETF	X		X

Invesco S&P 500® Equal Weight Health Care ETF	X		X

Invesco S&P 500® Equal Weight Industrials ETF	X		X

Invesco S&P 500® Equal Weight Materials ETF	X		X

Invesco S&P 500® Equal Weight Real Estate ETF			X

Invesco S&P 500® Equal Weight Technology ETF	X		X

Invesco S&P 500® Equal Weight Utilities ETF	X	X	X

Invesco S&P 500® Pure Growth ETF	X	X	X

Invesco S&P 500® Pure Value ETF			X

Invesco S&P 500® Top 50 ETF			X

Invesco S&P MidCap 400® GARP ETF			X

Invesco S&P MidCap 400® Pure Growth ETF			X

Invesco S&P MidCap 400® Pure Value ETF		X	X

Invesco S&P SmallCap 600® Pure Growth ETF			X

Invesco S&P SmallCap 600® Pure Value ETF		X	X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

116

Approval of Investment Advisory Contracts–(continued)

The Board noted that, effective March 25, 2023, Invesco Raymond James SB-1 Equity ETF converted to Invesco Bloomberg Analyst Rating Improvers ETF and the Fund’s management fee was reduced by 35 basis points. In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Bloomberg Analyst Rating Improvers ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco S&P 500® Equal Weight ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

117

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2024 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST1-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders April 30, 2024
RPG	Invesco S&P 500® Pure Growth ETF
RPV	Invesco S&P 500® Pure Value ETF
XLG	Invesco S&P 500® Top 50 ETF
RFG	Invesco S&P MidCap 400® Pure Growth ETF
RFV	Invesco S&P MidCap 400® Pure Value ETF
RZG	Invesco S&P SmallCap 600® Pure Growth ETF
RZV	Invesco S&P SmallCap 600® Pure Value ETF

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

2

The Market Environment

Domestic Equity

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March 2023 banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies exceeding earnings and revenue estimates. Facing persistently strong employment data, the US Federal Reserve (the Fed) raised the federal funds rate by 0.25% at its May 2023 meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, in July 2023, the Consumer Price Index (CPI) rose by 0.2% and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%.1 The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak of 9.1%.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,”1 which prompted a strong equity rally into 2023 year-end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

US equity markets rallied in the first quarter of 2024. In February, the S&P 500 Index closed above the 5,000 milestone for the first time.3 The US economy defied recession predictions, achieving a growth rate of 2.5% in 2023 and the labor market remained robust, with continued payroll gains and unemployment still historically low – below 4%.2 Inflation, however, remained persistent. January and February increases in the CPI were higher than expected, leading the Fed to defer its proposed interest rate cuts to the second half of 2024.1

Still, investors were mostly pleased by corporate earnings growth, except for three of the so-called “Magnificent Seven” stocks. Apple, Alphabet and Tesla’s stock prices suffered due to disappointing earnings, sales and revenue, or weak forward guidance. Although the stock market had a strong start in 2024, the stock market retreated in April. As consumer spending and a strong labor market were driving economic activity, inflation and interest rate concerns persisted and investors feared another delay in expected rate cuts by the Fed, or worse, rate hikes.

Despite continued higher rates and increased market volatility, US stocks for the fiscal year had strong positive returns of 22.66%, as measured by the S&P 500 Index.4

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Bloomberg LP
[4]	Source: Morningstar Direct

3

RPG	Management’s Discussion of Fund Performance
Invesco S&P 500® Pure Growth ETF (RPG)

As an index fund, the Invesco S&P 500® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores”— one for growth and one for value—based on the characteristics of the issuer. The “growth score” is measured using three factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value to-price ratio, earnings to price ratio, and sales to price ratio. The securities in the Parent Index are then ranked based on their relative growth and value scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both growth and value characteristics and includes only those securities that exhibit “pure growth” characteristics. The Index uses a “style- attractiveness weighting” scheme, such that securities demonstrating the strongest growth characteristics generally receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 14.17%. On a net asset value (“NAV”) basis, the Fund returned 14.15%. During the same time period, the Index returned 14.55%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During this same time period, the S&P 500® Growth Index returned 26.70%.

For the fiscal year ended April 30, 2024, the information technology sector contributed most significantly to the Fund’s return, followed by the energy sector. The consumer staples sector was the only sector to detract from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included NVIDIA Corp., an information technology company (portfolio average weight of 1.26%) and KLA Corp., an information technology company (portfolio average weight of 1.98%). Positions that detracted most significantly from the Fund’s return during this period included SolarEdge Technologies, Inc., an information technology company (no longer held at fiscal year-end) and Tesla, Inc., a consumer discretionary company (portfolio average weight of 0.54%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Information Technology	37.60
Consumer Discretionary	27.39
Industrials	13.41
Communication Services	7.05
Energy	7.01
Financials	3.13
Sector Types Each Less Than 3%	4.39
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
NVIDIA Corp.	3.98
Royal Caribbean Cruises Ltd.	2.81
Arista Networks, Inc.	2.53
Monolithic Power Systems, Inc.	2.49
Uber Technologies, Inc.	2.43
Super Micro Computer, Inc.	2.39
Builders FirstSource, Inc.	2.37
KLA Corp.	2.36
Booking Holdings, Inc.	2.34
Targa Resources Corp.	2.23
Total	25.93

*	Excluding money market fund holdings.

4

Invesco S&P 500® Pure Growth ETF (RPG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Pure Growth Index	14.55%	1.01%	3.07%	8.79%	52.40%	10.24%	165.11%	10.34%	497.13%
S&P 500® Growth Index	26.70	6.36	20.30	13.97	92.25	14.07	273.14	11.33	602.87
Fund
NAV Return	14.15	0.67	2.03	8.42	49.80	9.85	155.95	9.95	460.02
Market Price Return	14.17	0.66	2.00	8.41	49.77	9.86	156.12	9.95	460.00

Guggenheim S&P 500® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

5

RPV	Management’s Discussion of Fund Performance
Invesco S&P 500® Pure Value ETF (RPV)

As an index fund, the Invesco S&P 500® Pure Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores”— one for value and one for growth—based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings to price ratio, and sales to price ratio. The “growth score” is measured using three other factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are then ranked based on their relative value and growth scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both value and growth characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both value and growth characteristics and includes only those securities that exhibit “pure value” characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest value characteristics generally receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 12.69%. On a net asset value (“NAV”) basis, the Fund returned 12.63%. During the same time period, the Index returned 12.97%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P 500® Value Index returned 18.16%.

For the fiscal year ended April 30, 2024, the financials sector contributed most significantly to the Fund’s return followed by the consumer discretionary and health care sectors, respectively. The communication services sector detracted most significantly from the Fund’s return during this period, followed by the consumer staples and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included PulteGroup, Inc., a consumer discretionary company (no longer held at fiscal year-end) and WestRock Co., a materials company (portfolio average weight of 2.04%). Positions that detracted most significantly from the Fund’s return during this period included Paramount Global Class B, a communication services company (portfolio average weight of 2.52%) and Walgreens Boots Alliance, Inc., a consumer staples company (portfolio average weight of 1.82%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Financials	30.55
Health Care	14.49
Consumer Discretionary	13.15
Consumer Staples	12.56
Materials	6.90
Industrials	6.20
Communication Services	5.67
Energy	5.45
Sector Types Each Less Than 3%	4.90
Money Market Funds Plus Other Assets Less Liabilities	0.13

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
General Motors Co.	4.15
Berkshire Hathaway, Inc., Class B	3.45
Ford Motor Co.	2.72
United Airlines Holdings, Inc.	2.48
Tyson Foods, Inc., Class A	2.31
Viatris, Inc.	2.31
Valero Energy Corp.	2.19
Citigroup, Inc.	2.14
Mohawk Industries, Inc.	2.09
Paramount Global, Class B	2.03
Total	25.87

*	Excluding money market fund holdings.

6

Invesco S&P 500® Pure Value ETF (RPV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Pure Value Index	12.97%	5.55%	17.60%	7.60%	44.21%	7.49%	105.93%	8.54%	343.32%
S&P 500® Value Index	18.16	9.20	30.22	11.36	71.27	10.00	159.44	8.11	312.56
Fund
NAV Return	12.63	5.24	16.55	7.33	42.40	7.18	99.96	8.14	314.24
Market Price Return	12.69	5.23	16.54	7.32	42.39	7.17	99.93	8.14	314.48

Guggenheim S&P 500® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

7

XLG	Management’s Discussion of Fund Performance
Invesco S&P 500® Top 50 ETF (XLG)

As an index fund, the Invesco S&P 500® Top 50 ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Top 50 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of the 50 largest companies in the S&P 500® Index based on float-adjusted market capitalization. The Index’s components are weighted by float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 28.73%. On a net asset value (“NAV”) basis, the Fund returned 28.69%. During the same time period, the Index returned 28.95%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 100® Index (the “Benchmark Index”) returned 26.56%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of major blue-chip companies.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an index that employs a different stock universe selection process.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the industrials sector during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the information technology sector and the Fund’s underweight allocation to the industrials sector.

For the fiscal year ended April 30, 2024, the information technology sector contributed most significantly to the Fund’s return, followed by the communication services and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return during this period, followed by the utilities sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included NVIDIA Corp., an information technology company, (portfolio average weight of 5.95%) and Microsoft Corp., an information technology company

(portfolio average weight of 12.24%). Positions that detracted most significantly from the Fund’s return during this period included Pfizer, Inc., a health care company (portfolio average weight of 0.84%) and Bristol-Myers Squibb Co., a health care company (portfolio average weight of 0.54%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Information Technology	40.64
Communication Services	14.37
Health Care	11.71
Consumer Discretionary	11.37
Financials	10.50
Consumer Staples	6.70
Energy	3.10
Sector Types Each Less Than 3%	1.53
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Microsoft Corp.	11.96
Apple, Inc.	10.22
NVIDIA Corp.	8.82
Amazon.com, Inc.	6.61
Alphabet, Inc., Class A	3.97
Meta Platforms, Inc., Class A	3.91
Alphabet, Inc., Class C	3.36
Berkshire Hathaway, Inc., Class B	2.98
Eli Lilly and Co.	2.57
Broadcom, Inc.	2.36
Total	56.76

*	Excluding money market fund holdings.

8

Invesco S&P 500® Top 50 ETF (XLG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 500® Top 50 Index	28.95%	10.38%	34.50%	15.52%	105.73%	14.02%	271.37%	10.42%	556.50%
S&P 100® Index	26.56	9.52	31.36	14.71	98.60	13.23	246.38	10.25	537.76
Fund
NAV Return	28.69	10.18	33.76	15.30	103.74	13.80	264.24	10.20	532.69
Market Price Return	28.73	10.18	33.76	15.30	103.78	13.80	264.32	10.20	532.85

Guggenheim S&P 500® Top 50 ETF (the “Predecessor Fund”) Inception: May 4, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® Top 50 Index performance is comprised of the performance of the Russell Top 50® Mega Cap Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

9

RFG	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400® Pure Growth ETF (RFG)

As an index fund, the Invesco S&P MidCap 400® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P MidCap 400® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores”—one for growth and one for value—based on the characteristics of the issuer. The “growth score” is measured using three factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are then ranked based on their relative growth and value scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both growth and value characteristics and includes only those securities that exhibit “pure growth” characteristics. The Index uses a “style- attractiveness weighting” scheme, such that securities demonstrating the strongest growth characteristics generally receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 31.23%. On a net asset value (“NAV”) basis, the Fund returned 31.21%. During the same time period, the Index returned 31.65%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period. During this same time period, the S&P MidCap 400® Growth Index returned 22.17%.

For the fiscal year ended April 30, 2024, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. The communication services sector was the only sector to detract from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Super Micro Computer, Inc., an information technology company (no longer held at fiscal year-end) and Builders FirstSource, Inc., a industrials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included Shockwave Medical, Inc., a health care company (no longer held at fiscal year-end) and TKO Group Holding, Inc. Class A, a communication services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Consumer Discretionary	24.13
Industrials	21.50
Energy	17.24
Information Technology	11.24
Health Care	7.39
Consumer Staples	6.77
Materials	4.70
Sector Types Each Less Than 3%	6.95
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Vistra Corp.	2.58
Duolingo, Inc.	2.56
Southwestern Energy Co.	2.52
CNX Resources Corp.	2.46
Celsius Holdings, Inc.	2.39
Weatherford International PLC	2.31
TopBuild Corp.	2.09
Comfort Systems USA, Inc.	2.09
Permian Resources Corp.	2.07
e.l.f. Beauty, Inc.	2.03
Total	23.10

*	Excluding money market fund holdings.

10

Invesco S&P MidCap 400® Pure Growth ETF (RFG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P MidCap 400® Pure Growth Index	31.65%	2.30%	7.06%	10.24%	62.84%	8.16%	119.14%	9.50%	419.68%
S&P MidCap 400® Growth Index	22.17	2.85	8.80	9.94	60.60	10.04	160.27	9.52	421.45
Fund
NAV Return	31.21	1.98	6.05	9.98	60.88	7.86	113.05	9.17	391.86
Market Price Return	31.23	1.98	6.05	9.96	60.72	7.87	113.29	9.17	391.83

Guggenheim S&P MidCap 400® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

11

RFV	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400® Pure Value ETF (RFV)

As an index fund, the Invesco S&P MidCap 400® Pure Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P MidCap 400® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores”—one for value and one for growth—based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are then ranked based on their relative value and growth scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both value and growth characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both value and growth characteristics and includes only those securities that exhibit “pure value” characteristics. The Index uses a “style- attractiveness weighting” scheme, such that securities demonstrating the strongest value characteristics generally receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 19.57%. On a net asset value (“NAV”) basis, the Fund returned 19.45%. During the same time period, the Index returned 19.87%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P MidCap 400® Value Index returned 11.30%.

For the fiscal year ended April 30, 2024, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and materials sectors, respectively. The communication services sector was the only sector to detract from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included XPO, Inc., an industrials company (no longer held at fiscal year-end) and United

States Steel Corp., a materials company (portfolio average weight of 3.14%). Positions that detracted most significantly from the Fund’s return during this period included Hertz Global Holdings, Inc., an industrials company (portfolio average weight of 1.06%) and Foot Locker, Inc., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Consumer Discretionary	26.33
Financials	16.16
Industrials	12.50
Information Technology	9.86
Energy	7.67
Materials	7.54
Consumer Staples	6.31
Real Estate	4.80
Health Care	4.62
Sector Types Each Less Than 3%	4.14
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
PBF Energy, Inc., Class A	3.34
Macy’s, Inc.	2.68
TD SYNNEX Corp.	2.65
Avnet, Inc.	2.60
Arrow Electronics, Inc.	2.30
United States Steel Corp.	2.16
HF Sinclair Corp.	2.14
Goodyear Tire & Rubber Co. (The)	1.99
Lithia Motors, Inc., Class A	1.98
AutoNation, Inc.	1.88
Total	23.72

*	Excluding money market fund holdings.

12

Invesco S&P MidCap 400® Pure Value ETF (RFV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P MidCap 400® Pure Value Index	19.87%	7.89%	25.58%	12.09%	76.97%	10.11%	161.90%	9.38%	409.32%
S&P MidCap 400® Value Index	11.30	3.41	10.58	8.49	50.27	8.53	126.77	8.31	326.64
Fund
NAV Return	19.45	7.52	24.31	11.77	74.40	9.77	153.99	8.99	377.34
Market Price Return	19.57	7.51	24.26	11.75	74.26	9.79	154.51	8.99	377.52

Guggenheim S&P MidCap 400® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

13

RZG	Management’s Discussion of Fund Performance
Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

As an index fund, the Invesco S&P SmallCap 600® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”), compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P SmallCap 600® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores”—one for growth and one for value—based on the characteristics of the issuer. The “growth score” is measured using three factors: three- year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are then ranked based on their relative growth and value scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both growth and value characteristics and includes only those securities that exhibit “pure growth” characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest growth characteristics generally receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 22.17%. On a net asset value (“NAV”) basis, the Fund returned 22.08%. During the same time period, the Index returned 22.51%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period. During this same time period, the S&P SmallCap 600® Growth Index returned 18.13%.

For the fiscal year ended April 30, 2024, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology sector. The health care sector was the only sector to detract from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Dorian LPG Ltd., an energy company (portfolio average weight of 1.50%) and Boise Cascade Co., an energy company (portfolio average weight of 1.29%). Positions that detracted most significantly from the

Fund’s return during this period included Vir Biotechnology, Inc., a health care company (no longer held at fiscal year-end) and Comstock Resources, Inc., an energy company (no longer held year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Consumer Discretionary	20.08
Industrials	16.91
Financials	16.00
Energy	11.42
Health Care	10.03
Information Technology	7.73
Materials	6.14
Communication Services	5.20
Real Estate	3.61
Sector Types Each Less Than 3%	2.86
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Encore Wire Corp.	1.57
Two Harbors Investment Corp.	1.54
Alpha Metallurgical Resources, Inc.	1.47
Warrior Met Coal, Inc.	1.44
PROG Holdings, Inc.	1.42
Northern Oil and Gas, Inc.	1.40
Installed Building Products, Inc.	1.33
SiriusPoint Ltd.	1.30
UFP Technologies, Inc.	1.25
Green Brick Partners, Inc.	1.23
Total	13.95

*	Excluding money market fund holdings.

14

Invesco S&P SmallCap 600® Pure Growth ETF (RZG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Pure Growth Index	22.51%	(2.96)%	(8.61)%	5.11%	28.29%	7.29%	102.03%	8.11%	312.37%
S&P SmallCap 600® Growth Index	18.13	(0.43)	(1.29)	7.40	42.91	9.30	143.41	8.98	376.65
Fund
NAV Return	22.08	(3.26)	(9.46)	4.75	26.10	6.95	95.77	7.81	291.74
Market Price Return	22.17	(3.22)	(9.34)	4.76	26.19	7.00	96.68	7.81	292.02

Guggenheim S&P SmallCap 600® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

15

RZV	Management’s Discussion of Fund Performance
Invesco S&P SmallCap 600® Pure Value ETF (RZV)

As an index fund, the Invesco S&P SmallCap 600® Pure Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”), compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P SmallCap 600® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores”—one for value and one for growth—based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three- year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are then ranked based on their relative value and growth scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both value and growth characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both value and growth characteristics and includes only those securities that exhibit “pure value” characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest value characteristics generally receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 13.75%. On a net asset value (“NAV”) basis, the Fund returned 13.62%. During the same time period, the Index returned 13.98%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P SmallCap 600® Value Index returned 6.96%.

For the fiscal year ended April 30, 2024, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and materials sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return during this period, followed by the communication services and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Abercrombie & Fitch Co. Class A, a consumer discretionary company (no longer held at fiscal year-end) and G-III Apparel Group, LTD., a consumer discretionary company (portfolio average weight of 1.65%). Positions that detracted most significantly from the Fund’s return during this period included United Natural Foods, Inc., a consumer staples company (portfolio average weight of 0.74%) and AMC Networks, Inc., Class A, a communication services company (portfolio average weight of 0.96%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Financials	19.38
Consumer Discretionary	19.35
Industrials	17.26
Information Technology	9.01
Materials	7.55
Consumer Staples	7.17
Real Estate	6.72
Health Care	5.87
Energy	4.29
Communication Services	3.38
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Phinia, Inc.	1.88
JetBlue Airways Corp.	1.77
Fresh Del Monte Produce, Inc.	1.75
World Kinect Corp.	1.71
Kelly Services, Inc., Class A	1.70
EchoStar Corp., Class A	1.58
Green Dot Corp., Class A	1.49
EZCORP, Inc., Class A	1.45
Clearwater Paper Corp.	1.44
Bread Financial Holdings, Inc.	1.42
Total	16.19

*	Excluding money market fund holdings.

16

Invesco S&P SmallCap 600® Pure Value ETF (RZV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Pure Value Index	13.98%	5.45%	17.24%	9.61%	58.24%	6.38%	85.56%	6.84%	232.69%
S&P SmallCap 600® Value Index	6.96	(0.36)	(1.08)	6.40	36.39	7.48	105.75	7.47	269.89
Fund
NAV Return	13.62	5.07	16.01	9.28	55.82	6.06	80.10	6.57	217.85
Market Price Return	13.75	5.07	16.00	9.27	55.75	6.08	80.41	6.58	218.08

Guggenheim S&P SmallCap 600® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

17

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 14, 2024, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2023 through December 31, 2023 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the end of an aggressive rate hike cycle, signs that inflation was abating and market liquidity was reverting to normal, and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

18

Invesco S&P 500® Pure Growth ETF (RPG)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Communication Services-7.05%
Alphabet, Inc., Class A(b)	98,202	$15,985,322
Alphabet, Inc., Class C(b)	82,658	13,608,813
Live Nation Entertainment, Inc.(b)(c)	325,819	28,968,567
Meta Platforms, Inc., Class A	73,149	31,466,505
Netflix, Inc.(b)	30,635	16,868,857

		106,898,064

Consumer Discretionary-27.39%
Amazon.com, Inc.(b)	124,026	21,704,550
Booking Holdings, Inc.	10,299	35,552,457
Chipotle Mexican Grill, Inc.(b)	9,342	29,516,983
D.R. Horton, Inc.	200,257	28,534,620
Deckers Outdoor Corp.(b)	34,048	27,867,267
Expedia Group, Inc.(b)	165,518	22,283,688
Hilton Worldwide Holdings, Inc.	144,084	28,424,892
lululemon athletica, inc.(b)	50,734	18,294,680
Marriott International, Inc., Class A	132,438	31,272,585
Norwegian Cruise Line Holdings Ltd.(b)(c)	1,092,350	20,667,262
NVR, Inc.(b)	2,919	21,714,003
PulteGroup, Inc.	301,677	33,612,851
Ross Stores, Inc.	118,656	15,371,885
Royal Caribbean Cruises Ltd.(b)(c)	304,694	42,544,423
Tesla, Inc.(b)	109,586	20,084,922
Wynn Resorts Ltd.	196,344	17,994,928

		415,441,996

Energy-7.01%
APA Corp.	712,270	22,393,769
Diamondback Energy, Inc.	147,987	29,764,625
Hess Corp.	129,409	20,380,623
Targa Resources Corp.	296,285	33,794,267

		106,333,284

Financials-3.13%
Arch Capital Group Ltd.(b)	305,458	28,572,541
Corpay, Inc.(b)	62,742	18,956,868

		47,529,409

Health Care-2.30%
Eli Lilly and Co.	24,241	18,934,645
West Pharmaceutical Services, Inc.	44,574	15,934,314

		34,868,959

Industrials-13.41%
Axon Enterprise, Inc.(b)(c)	78,138	24,508,765
Builders FirstSource, Inc.(b)	196,675	35,956,124
Copart, Inc.(b)	480,151	26,077,001
Fortive Corp.	272,483	20,509,795
Old Dominion Freight Line, Inc.	84,698	15,390,474
TransDigm Group, Inc.	12,613	15,741,402
Uber Technologies, Inc.(b)	555,793	36,832,402
United Rentals, Inc.	42,419	28,335,468

		203,351,431

Information Technology-37.60%
Adobe, Inc.(b)	32,031	14,824,908

	Shares	Value
Information Technology-(continued)
Advanced Micro Devices, Inc.(b)	213,164	$33,760,914
Apple, Inc.	61,307	10,442,421
Applied Materials, Inc.	143,074	28,421,650
Arista Networks, Inc.(b)	149,475	38,349,306
Broadcom, Inc.	17,604	22,889,953
Cadence Design Systems, Inc.(b)	72,075	19,866,032
Fair Isaac Corp.(b)	12,235	13,866,293
Fortinet, Inc.(b)	302,730	19,126,481
Gartner, Inc.(b)	28,440	11,734,060
Intuit, Inc.	38,241	23,924,334
KLA Corp.	51,898	35,772,772
Lam Research Corp.	26,164	23,401,343
Microsoft Corp.	46,919	18,266,974
Monolithic Power Systems, Inc.	56,359	37,722,770
NVIDIA Corp.	69,814	60,320,692
Oracle Corp.	151,769	17,263,724
Palo Alto Networks, Inc.(b)(c)	92,760	26,982,956
Salesforce, Inc.	65,791	17,693,832
ServiceNow, Inc.(b)	38,121	26,430,433
Super Micro Computer, Inc.(b)(c)	42,177	36,221,608
Synopsys, Inc.(b)	31,436	16,679,627
Tyler Technologies, Inc.(b)	35,159	16,227,637

		570,190,720

Materials-2.09%
Celanese Corp.(c)	206,308	31,690,972

Total Common Stocks & Other Equity Interests (Cost $1,317,986,084)		1,516,304,835

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $146,705)	146,705	146,705

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $1,318,132,789)		1,516,451,540

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.97%
Invesco Private Government Fund, 5.29%(d)(e)(f)	29,575,383	29,575,383
Invesco Private Prime Fund, 5.46%(d)(e)(f)	76,045,697	76,068,511

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $105,650,314)		105,643,894

TOTAL INVESTMENTS IN SECURITIES-106.96% (Cost $1,423,783,103)		1,622,095,434
OTHER ASSETS LESS LIABILITIES-(6.96)%		(105,534,632)

NET ASSETS-100.00%		$1,516,560,802

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco S&P 500® Pure Growth ETF (RPG)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$1,123,323	$30,950,577	$(31,927,195)	$-	$-	$146,705	$20,186

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	15,236,858	503,733,885	(489,395,360)	-	-	29,575,383	1,240,148	*

Invesco Private Prime Fund	39,180,492	1,003,692,816	(966,834,682)	(6,420)	36,305	76,068,511	3,332,254	*

Total	$55,540,673	$1,538,377,278	$(1,488,157,237)	$(6,420)	$36,305	$105,790,599	$4,592,588

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco S&P 500® Pure Value ETF (RPV)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.87%
Communication Services-5.67%
AT&T, Inc.	880,801	$14,876,729
Fox Corp., Class A(b)	286,936	8,897,885
Fox Corp., Class B	153,470	4,401,520
News Corp., Class A(b)	317,342	7,552,740
News Corp., Class B(b)	95,198	2,336,159
Paramount Global, Class B(b)	3,605,803	41,070,096
Verizon Communications, Inc.	296,668	11,715,419
Warner Bros. Discovery, Inc.(c)	3,271,861	24,080,897

		114,931,445

Consumer Discretionary-13.15%
Best Buy Co., Inc.	286,195	21,075,400
BorgWarner, Inc.	780,028	25,561,518
CarMax, Inc.(b)(c)	429,817	29,214,662
Ford Motor Co.	4,535,348	55,104,478
General Motors Co.	1,887,482	84,049,573
LKQ Corp.	211,425	9,118,760
Mohawk Industries, Inc.(c)	367,814	42,416,310

		266,540,701

Consumer Staples-12.56%
Archer-Daniels-Midland Co.	356,939	20,938,042
Bunge Global S.A	379,388	38,606,523
Conagra Brands, Inc.	387,852	11,938,084
Kraft Heinz Co. (The)	557,179	21,512,681
Kroger Co. (The)	713,322	39,503,772
Molson Coors Beverage Co., Class B	291,210	16,674,685
Sysco Corp.	140,706	10,457,270
Target Corp.	75,952	12,226,753
Tyson Foods, Inc., Class A	773,241	46,897,067
Walgreens Boots Alliance, Inc.	2,024,867	35,900,892

		254,655,769

Energy-5.45%
Chevron Corp.	62,314	10,049,379
EQT Corp.(b)	307,777	12,338,780
Kinder Morgan, Inc.	525,436	9,604,970
Phillips 66	237,700	34,041,017
Valero Energy Corp.	278,293	44,490,702

		110,524,848

Financials-30.55%
Allstate Corp. (The)	64,938	11,043,356
American International Group, Inc.	269,700	20,311,107
Assurant, Inc.	68,370	11,923,728
Bank of America Corp.	528,781	19,570,185
Bank of New York Mellon Corp. (The)	298,529	16,863,903
Berkshire Hathaway, Inc., Class B(c)	176,263	69,928,820
Capital One Financial Corp.	182,463	26,170,668
Cincinnati Financial Corp.	90,840	10,509,280
Citigroup, Inc.	708,273	43,438,383
Citizens Financial Group, Inc.	1,012,728	34,544,152
Comerica, Inc.	242,880	12,185,290
Everest Group Ltd.	29,916	10,961,522
Fifth Third Bancorp	321,187	11,710,478
Franklin Resources, Inc.	617,758	14,109,593
Goldman Sachs Group, Inc. (The)	32,308	13,786,147

	Shares	Value
Financials-(continued)
Hartford Financial Services Group, Inc. (The)	140,124	$13,576,614
Huntington Bancshares, Inc.	1,256,309	16,922,482
Invesco Ltd.(d)	2,286,293	32,396,772
KeyCorp	1,081,665	15,673,326
Loews Corp.	275,488	20,702,923
M&T Bank Corp.	136,193	19,664,907
MetLife, Inc.	183,861	13,068,840
PNC Financial Services Group, Inc. (The)	73,135	11,208,670
Principal Financial Group, Inc.	126,829	10,037,247
Prudential Financial, Inc.	184,729	20,408,860
Regions Financial Corp.	798,394	15,385,052
State Street Corp.	209,948	15,219,131
Synchrony Financial	509,984	22,429,096
Travelers Cos., Inc. (The)	47,584	10,095,421
Truist Financial Corp.	657,866	24,702,868
U.S. Bancorp	244,543	9,935,782
Wells Fargo & Co.	349,747	20,746,992

		619,231,595

Health Care-14.49%
Bio-Rad Laboratories, Inc., Class A(b)(c)	32,193	8,684,062
Cardinal Health, Inc.	227,708	23,463,032
Cencora, Inc.	123,931	29,625,705
Centene Corp.(c)	491,903	35,938,433
Cigna Group (The)	86,799	30,990,715
CVS Health Corp.	585,846	39,667,633
Elevance Health, Inc.	22,277	11,775,177
Henry Schein, Inc.(c)	143,028	9,908,980
Humana, Inc.	20,631	6,232,419
McKesson Corp.	54,784	29,430,513
Universal Health Services, Inc., Class B	123,842	21,106,392
Viatris, Inc.	4,044,941	46,799,967

		293,623,028

Industrials-6.20%
American Airlines Group, Inc.(b)(c)	1,946,832	26,301,700
C.H. Robinson Worldwide, Inc.(b)	109,476	7,772,796
FedEx Corp.	39,113	10,239,001
Southwest Airlines Co.(b)	729,382	18,920,169
Stanley Black & Decker, Inc.	133,194	12,173,932
United Airlines Holdings, Inc.(c)	978,394	50,348,155

		125,755,753

Information Technology-1.67%
Hewlett Packard Enterprise Co.	1,483,716	25,223,172
HP, Inc.	305,320	8,576,439

		33,799,611

Materials-6.90%
Albemarle Corp.(b)	81,953	9,859,765
Corteva, Inc.	195,384	10,576,136
Dow, Inc.	224,037	12,747,705
Eastman Chemical Co.	111,811	10,559,431
International Flavors & Fragrances, Inc.	158,952	13,455,287
International Paper Co.(b)	576,699	20,149,863
LyondellBasell Industries N.V., Class A	109,013	10,898,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco S&P 500® Pure Value ETF (RPV)–(continued)

April 30, 2024

	Shares	Value
Materials-(continued)
Mosaic Co. (The)	653,388	$20,509,849
WestRock Co.	648,512	31,102,636

		139,858,702

Real Estate-0.50%
Alexandria Real Estate Equities, Inc.	86,904	10,069,566

Utilities-2.73%
Evergy, Inc.	204,452	10,723,507
Eversource Energy	167,613	10,160,700
NRG Energy, Inc.	337,762	24,545,165
Pinnacle West Capital Corp.(b)	134,712	9,921,539

		55,350,911

Total Common Stocks & Other Equity Interests (Cost $2,147,869,835)		2,024,341,929

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $1,100,284)	1,100,284	1,100,284

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $2,148,970,119)		2,025,442,213

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-4.55%
Invesco Private Government Fund, 5.29%(d)(e)(f)	25,838,779	$25,838,779
Invesco Private Prime Fund, 5.46%(d)(e)(f)	66,440,028	66,459,960

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $92,307,462)		92,298,739

TOTAL INVESTMENTS IN SECURITIES-104.48% (Cost $2,241,277,581)		2,117,740,952
OTHER ASSETS LESS LIABILITIES-(4.48)%		(90,846,628)

NET ASSETS-100.00%		$2,026,894,324

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2024	Dividend Income

Invesco Ltd.	$39,169,938	$20,526,098	$(19,413,979)	$(2,796,148)	$(5,089,137)	$32,396,772	$1,424,852

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	1,188,078	55,132,766	(55,220,560)	-	-	1,100,284	47,515

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	80,004,554	496,816,781	(550,982,556)	-	-	25,838,779	2,025,402	*

Invesco Private Prime Fund	205,725,996	1,013,729,043	(1,153,015,380)	16,622	3,679	66,459,960	5,466,843	*

Total	$326,088,566	$1,586,204,688	$(1,778,632,475)	$(2,779,526)	$(5,085,458)	$125,795,795	$8,964,612

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco S&P 500® Top 50 ETF (XLG)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Communication Services-14.37%
Alphabet, Inc., Class A(b)	964,022	$156,923,501
Alphabet, Inc., Class C(b)	807,121	132,884,401
Comcast Corp., Class A	648,147	24,700,882
Meta Platforms, Inc., Class A	359,907	154,821,194
Netflix, Inc.(b)	70,754	38,959,983
Verizon Communications, Inc.	687,703	27,157,392
Walt Disney Co. (The)	300,096	33,340,666

		568,788,019

Consumer Discretionary-11.37%
Amazon.com, Inc.(b)	1,495,283	261,674,525
Home Depot, Inc. (The)	162,854	54,429,064
McDonald’s Corp.	118,630	32,390,735
NIKE,Inc.,Class B	199,057	18,364,999
Tesla, Inc.(b)	453,211	83,064,512

		449,923,835

Consumer Staples-6.70%
Coca-Cola Co. (The)	636,477	39,315,184
Costco Wholesale Corp.	72,522	52,426,154
Kenvue, Inc.	281,949	5,306,280
PepsiCo, Inc.	224,826	39,549,142
Philip Morris International, Inc.	253,951	24,110,108
Procter & Gamble Co. (The)	384,875	62,811,600
Walmart, Inc.	700,275	41,561,321

		265,079,789

Energy-3.10%
Chevron Corp.	283,714	45,754,557
Exxon Mobil Corp.	649,649	76,833,987

		122,588,544

Financials-10.50%
Bank of America Corp.	1,126,223	41,681,513
Berkshire Hathaway, Inc., Class B(b)	297,702	118,107,314
JPMorgan Chase & Co.	472,878	90,669,628
Mastercard, Inc., Class A	134,985	60,905,232
Visa, Inc., Class A(c)	258,792	69,514,119
Wells Fargo & Co.	588,662	34,919,430

		415,797,236

Health Care-11.71%
Abbott Laboratories	283,974	30,092,725
AbbVie, Inc.	288,870	46,981,817
Bristol-Myers Squibb Co.	332,834	14,624,726
Danaher Corp.	107,576	26,530,393
Eli Lilly and Co.	130,389	101,846,848
Johnson & Johnson	393,736	56,930,288
Merck & Co., Inc.	414,479	53,558,976
Pfizer, Inc.	923,705	23,665,322
Thermo Fisher Scientific, Inc.	63,134	35,905,569
UnitedHealth Group, Inc.	151,374	73,219,604

		463,356,268

	Shares	Value
Industrials-0.08%
Veralto Corp.	35,921	$3,365,079

Information Technology-40.64%
Accenture PLC, Class A	102,637	30,884,500
Adobe, Inc.(b)	74,001	34,249,883
Advanced Micro Devices, Inc.(b)	264,302	41,860,151
Apple, Inc.	2,374,438	404,438,024
Broadcom, Inc.	71,929	93,527,121
Cisco Systems, Inc.	664,696	31,227,418
Intel Corp.	691,645	21,074,423
Microsoft Corp.	1,215,553	473,251,249
NVIDIA Corp.	403,989	349,054,576
Oracle Corp.	260,852	29,671,915
QUALCOMM, Inc.	182,601	30,284,376
Salesforce, Inc.	158,314	42,576,967
Texas Instruments, Inc.	148,708	26,235,065

		1,608,335,668

Materials-0.88%
Linde PLC(c)	79,301	34,968,569

Utilities-0.57%
NextEra Energy, Inc.	335,565	22,472,788

Total Common Stocks & Other Equity Interests (Cost $3,179,755,682)		3,954,675,795

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $1,656,502)	1,656,502	1,656,502

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $3,181,412,184)		3,956,332,297

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.49%
Invesco Private Government Fund, 5.29%(d)(e)(f)	16,448,791	16,448,791
Invesco Private Prime Fund, 5.46%(d)(e)(f)	42,294,567	42,307,255

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $58,764,288)		58,756,046

TOTAL INVESTMENTS IN SECURITIES-101.45% (Cost $3,240,176,472)		4,015,088,343
OTHER ASSETS LESS LIABILITIES-(1.45)%		(57,417,406)

NET ASSETS-100.00%		$3,957,670,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco S&P 500® Top 50 ETF (XLG)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$40,620,540	$(38,964,038)	$-	$-	$1,656,502	$42,238

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	10,832,299	258,599,016	(252,982,524)	-	-	16,448,791	978,689	*

Invesco Private Prime Fund	27,854,484	597,609,709	(583,169,075)	(8,079)	20,216	42,307,255	2,592,121	*

Total	$38,686,783	$896,829,265	$(875,115,637)	$(8,079)	$20,216	$60,412,548	$3,613,048

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco S&P MidCap 400® Pure Growth ETF (RFG)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Consumer Discretionary-24.13%
Boyd Gaming Corp.	29,885	$1,599,146
Churchill Downs, Inc.	32,217	4,155,993
Crocs, Inc.(b)	28,907	3,595,164
Duolingo, Inc.(b)	38,428	8,675,121
Five Below, Inc.(b)	14,491	2,120,613
Floor & Decor Holdings, Inc., Class A(b)(c)	33,383	3,683,146
Grand Canyon Education, Inc.(b)	22,643	2,944,043
Hyatt Hotels Corp., Class A(c)	39,081	5,814,862
Light & Wonder, Inc.(b)	26,746	2,387,348
Murphy USA, Inc.(c)	12,870	5,325,863
Planet Fitness, Inc., Class A(b)(c)	36,276	2,170,756
Skechers U.S.A., Inc., Class A(b)	55,672	3,677,136
Tempur Sealy International, Inc.	67,300	3,369,038
Texas Roadhouse, Inc.	24,553	3,947,631
Toll Brothers, Inc.	52,305	6,230,049
TopBuild Corp.(b)	17,539	7,097,507
Valvoline, Inc.(b)(c)	101,867	4,331,385
Williams-Sonoma, Inc.(c)	13,649	3,914,260
Wingstop, Inc.	17,577	6,763,454

		81,802,515

Consumer Staples-6.77%
Casey’s General Stores, Inc.	10,281	3,285,602
Celsius Holdings, Inc.(b)	113,608	8,096,842
Coca-Cola Consolidated, Inc.	3,226	2,664,676
Coty, Inc., Class A(b)	176,873	2,023,427
e.l.f. Beauty, Inc.(b)	42,300	6,875,019

		22,945,566

Energy-17.24%
Chord Energy Corp.(c)	27,261	4,824,652
Civitas Resources, Inc.	56,080	4,035,517
CNX Resources Corp.(b)(c)	354,678	8,342,026
Matador Resources Co.	53,643	3,341,959
Ovintiv, Inc.	96,059	4,929,748
Permian Resources Corp.	419,135	7,020,511
Range Resources Corp.(c)	138,838	4,985,673
Southwestern Energy Co.(b)	1,139,849	8,537,469
Valaris Ltd.(b)(c)	70,397	4,580,029
Weatherford International PLC(b)	63,340	7,830,091

		58,427,675

Financials-2.88%
FirstCash Holdings, Inc.	20,614	2,328,970
Kinsale Capital Group, Inc.(c)	12,758	4,634,343
Primerica, Inc.	13,196	2,795,705

		9,759,018

Health Care-7.39%
Acadia Healthcare Co., Inc.(b)	34,254	2,532,741
Arrowhead Pharmaceuticals, Inc.(b)(c)	103,428	2,339,541
Exelixis, Inc.(b)	133,713	3,136,907
Halozyme Therapeutics, Inc.(b)	44,389	1,691,221
Lantheus Holdings, Inc.(b)(c)	63,213	4,206,193
Medpace Holdings, Inc.(b)	16,879	6,554,960
Penumbra, Inc.(b)(c)	10,289	2,021,480
Progyny, Inc.(b)(c)	79,855	2,560,151

		25,043,194

	Shares	Value
Industrials-21.50%
Advanced Drainage Systems, Inc.	17,560	$2,756,920
Applied Industrial Technologies, Inc.	15,321	2,807,573
Avis Budget Group, Inc.(c)	16,471	1,572,157
Brink’s Co. (The)	24,440	2,137,522
Chart Industries, Inc.(b)(c)	22,884	3,296,669
Clean Harbors, Inc.(b)	23,379	4,429,151
Comfort Systems USA, Inc.	22,893	7,083,323
Crane Co.	18,747	2,624,767
EMCOR Group, Inc.	15,427	5,510,062
ESAB Corp.	32,466	3,437,500
FTI Consulting, Inc.(b)	8,370	1,789,757
Lennox International, Inc.	7,104	3,292,136
Lincoln Electric Holdings, Inc.	13,569	2,978,803
nVent Electric PLC	57,540	4,146,908
Owens Corning	31,490	5,296,933
RBC Bearings, Inc.(b)(c)	9,673	2,365,532
Saia, Inc.(b)	8,232	3,266,705
Simpson Manufacturing Co., Inc.	25,571	4,446,541
Trex Co., Inc.(b)	37,259	3,299,284
UFP Industries, Inc.	30,928	3,485,586
Watsco, Inc.(c)	6,337	2,837,202

		72,861,031

Information Technology-11.24%
AppFolio, Inc., Class A(b)(c)	26,900	6,100,382
Dropbox, Inc., Class A(b)(c)	81,154	1,879,527
Dynatrace, Inc.(b)	91,572	4,149,127
GoDaddy, Inc., Class A(b)	18,289	2,238,208
Manhattan Associates, Inc.(b)	14,306	2,947,894
Onto Innovation, Inc.(b)(c)	25,630	4,754,109
Pure Storage, Inc., Class A(b)	60,816	3,065,126
Qualys, Inc.(b)	19,176	3,143,138
Rambus, Inc.(b)(c)	80,302	4,402,156
Universal Display Corp.(c)	17,686	2,794,034
Vontier Corp.	64,565	2,623,276

		38,096,977

Materials-4.70%
Eagle Materials, Inc.	19,047	4,775,273
NewMarket Corp.	6,324	3,332,242
Reliance, Inc.	14,942	4,254,286
Westlake Corp.(c)	24,238	3,571,712

		15,933,513

Real Estate-1.49%
Park Hotels & Resorts, Inc.	312,839	5,046,093

Utilities-2.58%
Vistra Corp.	115,400	8,751,936

Total Common Stocks & Other Equity Interests (Cost $296,285,438)		338,667,518

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco S&P MidCap 400® Pure Growth ETF (RFG)–(continued)

April 30, 2024

	Shares	Value
Money Market Funds-0.09%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $318,883)	318,883	$318,883

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $296,604,321)		338,986,401

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-13.74%
Invesco Private Government Fund, 5.29%(d)(e)(f)	13,034,642	13,034,642

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 5.46%(d)(e)(f)	33,509,793	$33,519,846

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $46,556,252)		46,554,488

TOTAL INVESTMENTS IN SECURITIES-113.75% (Cost $343,160,573)		385,540,889
OTHER ASSETS LESS LIABILITIES-(13.75)%		(46,616,952)

NET ASSETS-100.00%		$338,923,937

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$210,840	$2,941,453	$(2,833,410)	$-	$-	$318,883	$3,988

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	12,371,070	173,985,872	(173,322,300)	-	-	13,034,642	660,326	*

Invesco Private Prime Fund	31,811,322	367,327,922	(365,629,834)	(1,333)	11,769	33,519,846	1,751,727	*

Total	$44,393,232	$544,255,247	$(541,785,544)	$(1,333)	$11,769	$46,873,371	$2,416,041

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco S&P MidCap 400® Pure Value ETF (RFV)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-1.57%
Frontier Communications Parent, Inc.(b)(c)	115,128	$2,664,062
TEGNA, Inc.(c)	149,386	2,037,625

		4,701,687

Consumer Discretionary-26.33%
Adient PLC(b)(c)	176,752	5,279,582
Aramark	124,699	3,929,265
AutoNation, Inc.(b)	34,950	5,632,192
Gap, Inc. (The)	98,509	2,021,405
Goodyear Tire & Rubber Co. (The)(b)	498,136	5,957,707
Graham Holdings Co., Class B	6,586	4,619,223
Harley-Davidson, Inc.	77,912	2,679,394
Lear Corp.	30,313	3,815,497
Leggett & Platt, Inc.	58,356	1,054,493
Lithia Motors, Inc., Class A	23,304	5,928,071
Macy’s, Inc.	434,452	8,006,950
Marriott Vacations Worldwide Corp.	27,947	2,685,986
Nordstrom, Inc.(c)	280,557	5,333,389
PENN Entertainment, Inc.(b)(c)	132,072	2,184,471
Penske Automotive Group, Inc.(c)	23,145	3,539,102
PVH Corp.	32,302	3,514,458
Taylor Morrison Home Corp., Class A(b)	80,598	4,514,294
Thor Industries, Inc.(c)	30,225	3,004,969
Under Armour, Inc., Class A(b)(c)	143,998	969,107
Under Armour, Inc., Class C(b)(c)	148,946	971,128
Whirlpool Corp.(c)	32,874	3,118,428

		78,759,111

Consumer Staples-6.31%
BJ’s Wholesale Club Holdings, Inc.(b)	23,686	1,768,870
Performance Food Group Co.(b)	70,735	4,801,492
Pilgrim’s Pride Corp.(b)	126,732	4,564,887
Post Holdings, Inc.(b)	24,659	2,617,553
US Foods Holding Corp.(b)	102,231	5,137,108

		18,889,910

Energy-7.67%
Antero Resources Corp.(b)	75,833	2,579,080
Chesapeake Energy Corp.(c)	26,597	2,390,538
HF Sinclair Corp.	118,124	6,408,227
NOV, Inc.	84,822	1,568,359
PBF Energy, Inc., Class A	187,636	9,995,370

		22,941,574

Financials-16.16%
Ally Financial, Inc.	111,635	4,281,202
Associated Banc-Corp(c)	172,007	3,624,188
CNO Financial Group, Inc.	61,304	1,614,134
F.N.B. Corp.(c)	218,587	2,915,951
First American Financial Corp.	25,976	1,391,534
First Horizon Corp.	165,589	2,470,588
Janus Henderson Group PLC(c)	65,334	2,039,727
Jefferies Financial Group, Inc.	75,381	3,245,906
Kemper Corp.	61,418	3,581,284
New York Community Bancorp, Inc.	374,787	993,186
Old National Bancorp	132,223	2,186,968
Old Republic International Corp.	54,285	1,620,950
Prosperity Bancshares, Inc.	32,600	2,020,222

	Shares	Value
Financials-(continued)
Reinsurance Group of America, Inc.	17,971	$3,360,397
Texas Capital Bancshares, Inc.(b)(c)	33,338	1,913,601
Unum Group	91,161	4,621,863
Valley National Bancorp(c)	313,978	2,200,986
Webster Financial Corp.	36,693	1,608,254
Zions Bancorporation N.A.	64,625	2,635,408

		48,326,349

Health Care-4.62%
Enovis Corp.(b)	44,444	2,454,642
Envista Holdings Corp.(b)	86,428	1,700,903
Perrigo Co. PLC	101,182	3,304,604
QuidelOrtho Corp.(b)	32,063	1,300,155
Tenet Healthcare Corp.(b)	44,945	5,046,874

		13,807,178

Industrials-12.50%
AGCO Corp.	15,944	1,820,645
Concentrix Corp.	18,474	1,009,974
Fluor Corp.(b)(c)	72,997	2,943,969
Hertz Global Holdings, Inc.(b)(c)	807,191	3,672,719
Knight-Swift Transportation Holdings, Inc.	27,695	1,280,340
ManpowerGroup, Inc.	73,178	5,521,280
MasTec, Inc.(b)(c)	61,490	5,453,548
MDU Resources Group, Inc.	163,752	4,044,674
Oshkosh Corp.	16,851	1,891,862
Ryder System, Inc.	34,107	4,155,938
Werner Enterprises, Inc.(c)	40,734	1,393,103
WESCO International, Inc.	27,435	4,190,696

		37,378,748

Information Technology-9.86%
Arrow Electronics, Inc.(b)	53,902	6,881,668
Avnet, Inc.	159,246	7,782,352
Coherent Corp.(b)	36,911	2,016,448
Kyndryl Holdings, Inc.(b)	163,746	3,219,247
TD SYNNEX Corp.	67,294	7,929,925
Vishay Intertechnology, Inc.(c)	71,731	1,659,855

		29,489,495

Materials-7.54%
Alcoa Corp.	140,799	4,947,677
Berry Global Group, Inc.(c)	23,733	1,344,237
Cleveland-Cliffs, Inc.(b)	261,530	4,419,857
Commercial Metals Co.	63,000	3,385,620
Greif, Inc., Class A	32,717	2,004,898
United States Steel Corp.(c)	176,807	6,453,455

		22,555,744

Real Estate-4.80%
Cousins Properties, Inc.	129,554	2,971,969
Healthcare Realty Trust, Inc.(c)	116,245	1,654,166
Independence Realty Trust, Inc.(c)	118,242	1,864,676
Jones Lang LaSalle, Inc.(b)	28,154	5,087,428
Kilroy Realty Corp.	82,103	2,775,082

		14,353,321

Utilities-2.57%
Black Hills Corp.	30,656	1,683,014
Southwest Gas Holdings, Inc.(c)	27,315	2,038,245

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P MidCap 400® Pure Value ETF (RFV)–(continued)

April 30, 2024

	Shares	Value
Utilities-(continued)
Spire, Inc.	23,225	$1,435,073
UGI Corp.	99,284	2,537,699

		7,694,031

Total Common Stocks & Other Equity Interests (Cost $302,596,518)		298,897,148

Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $194,319)	194,319	194,319

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $302,790,837)		299,091,467

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-12.62%
Invesco Private Government Fund, 5.29%(d)(e)(f)	10,569,449	$10,569,449
Invesco Private Prime Fund, 5.46%(d)(e)(f)	27,178,256	27,186,409

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $37,759,494)		37,755,858

TOTAL INVESTMENTS IN SECURITIES-112.62% (Cost $340,550,331)		336,847,325
OTHER ASSETS LESS LIABILITIES-(12.62)%		(37,738,824)

NET ASSETS-100.00%.		$299,108,501

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$110,321	$14,830,351	$(14,746,353)	$-	$-	$194,319	$9,298

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	14,295,372	177,113,034	(180,838,957)	-	-	10,569,449	725,386	*

Invesco Private Prime Fund	36,759,529	358,091,871	(367,674,464)	(1,269)	10,742	27,186,409	1,935,418	*

Total	$51,165,222	$550,035,256	$(563,259,774)	$(1,269)	$10,742	$37,950,177	$2,670,102

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Communication Services-5.20%
CarGurus, Inc.(b)(c)	40,112	$900,915
Cars.com, Inc.(b)(c)	44,228	739,050
Cinemark Holdings, Inc.(b)(c)	68,376	1,171,965
Cogent Communications Holdings, Inc.(c)	7,016	450,287
Madison Square Garden Sports Corp., Class A(b)	2,035	378,347
TripAdvisor, Inc.(b)	33,911	892,876
Yelp, Inc.(b)	15,086	607,061

		5,140,501

Consumer Discretionary-20.08%
Abercrombie & Fitch Co., Class A(b)	9,958	1,210,096
Adtalem Global Education, Inc.(b)	12,038	597,326
American Eagle Outfitters, Inc.	23,125	561,013
Boot Barn Holdings, Inc.(b)(c)	10,621	1,130,818
Cavco Industries, Inc.(b)(c)	3,010	1,096,272
Dave & Buster’s Entertainment, Inc.(b)	16,823	898,348
Frontdoor, Inc.(b)	13,737	421,589
Green Brick Partners, Inc.(b)	22,535	1,219,820
Group 1 Automotive, Inc.(c)	4,073	1,197,543
Guess?, Inc.	29,805	798,178
Installed Building Products, Inc.(c)	5,581	1,315,609
Jack in the Box, Inc.(c)	3,742	213,556
Kontoor Brands, Inc.(c)	5,683	352,687
M/I Homes, Inc.(b)	6,665	774,606
Meritage Homes Corp.	5,101	845,440
Monarch Casino & Resort, Inc.(c)	7,418	502,718
Oxford Industries, Inc.(c)	5,608	604,430
Patrick Industries, Inc.	9,701	1,013,657
Shake Shack, Inc., Class A(b)	10,431	1,104,121
Signet Jewelers Ltd.(c)	7,607	745,714
Six Flags Entertainment Corp.(b)(c)	35,355	833,671
Steven Madden Ltd.	10,869	439,216
Stride, Inc.(b)(c)	11,554	771,229
Urban Outfitters, Inc.(b)	20,010	779,590
XPEL, Inc.(b)(c)(d)	8,166	429,123

		19,856,370

Consumer Staples-2.13%
Cal-Maine Foods, Inc.	14,032	776,390
Inter Parfums, Inc.	8,620	1,003,196
WD-40 Co.(c)	1,461	330,376

		2,109,962

Energy-11.42%
Archrock, Inc.	21,450	411,626
California Resources Corp.(c)	14,811	782,910
CONSOL Energy, Inc.	11,664	965,313
Dorian LPG Ltd.(c)	27,679	1,143,696
Helix Energy Solutions Group, Inc.(b)	76,606	822,748
Liberty Energy, Inc., Class A	53,264	1,171,808
Magnolia Oil & Gas Corp., Class A(c)	25,790	646,555
Northern Oil and Gas, Inc.(c)	33,929	1,383,964
Oceaneering International, Inc.(b)	28,940	663,015
Par Pacific Holdings, Inc.(b)	32,577	1,003,372
REX American Resources Corp.(b)	19,477	1,077,662

	Shares	Value
Energy-(continued)
RPC, Inc.(c)	83,707	$560,000
SM Energy Co.	13,753	666,883

		11,299,552

Financials-16.00%
Ambac Financial Group, Inc.(b)	77,516	1,120,106
Bancorp, Inc. (The)(b)	20,708	619,998
Customers Bancorp, Inc.(b)(c)	17,458	797,307
Donnelley Financial Solutions, Inc.(b)	5,513	346,106
Ellington Financial, Inc.	54,434	622,725
First Bancorp	47,071	811,975
Goosehead Insurance, Inc., Class A(b)(c)	12,617	718,033
HCI Group, Inc.	9,183	1,048,515
New York Mortgage Trust, Inc.(c)	67,290	460,937
OFG Bancorp	18,286	660,307
Palomar Holdings, Inc.(b)	9,462	744,376
Pathward Financial, Inc.	13,695	689,817
Preferred Bank(c)	7,739	585,765
PROG Holdings, Inc.	42,292	1,405,786
Redwood Trust, Inc.(c)	142,212	786,432
SiriusPoint Ltd. (Bermuda)(b)	109,135	1,285,610
Triumph Financial, Inc.(b)(c)	6,000	422,160
Two Harbors Investment Corp.(c)	120,339	1,519,882
WisdomTree, Inc.(c)	67,751	602,984
World Acceptance Corp.(b)(c)	4,183	575,455

		15,824,276

Health Care-10.03%
Amphastar Pharmaceuticals, Inc.(b)(c)	14,639	603,859
ANI Pharmaceuticals, Inc.(b)	11,474	757,284
Astrana Health, Inc.(b)(c)	10,410	386,731
Catalyst Pharmaceuticals, Inc.(b)	39,336	592,007
Collegium Pharmaceutical, Inc.(b)(c)	21,574	796,728
CONMED Corp.	2,720	184,906
CorVel Corp.(b)(c)	2,514	600,469
Dynavax Technologies Corp.(b)(c)	55,700	633,309
Ensign Group, Inc. (The)	3,190	377,568
Glaukos Corp.(b)(c)	5,186	497,856
Integer Holdings Corp.(b)(c)	3,837	428,324
NeoGenomics, Inc.(b)(c)	19,768	275,171
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(c)(e)	2,881	0
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(c)(e)	2,881	0
OraSure Technologies, Inc.(b)(c)	163,529	865,068
Privia Health Group, Inc.(b)(c)	13,589	250,038
RadNet, Inc.(b)	11,726	568,711
UFP Technologies, Inc.(b)(c)	6,009	1,237,493
Vericel Corp.(b)	18,879	865,980

		9,921,502

Industrials-16.91%
AAON, Inc.(c)	12,903	1,214,043
AeroVironment, Inc.(b)(c)	3,994	638,201
Alamo Group, Inc.	1,981	385,067
ArcBest Corp.	8,155	904,471
Armstrong World Industries, Inc.	3,316	380,942
AZZ, Inc.	11,255	806,196
Boise Cascade Co.	5,062	669,551

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)–(continued)

April 30, 2024

	Shares	Value
Industrials-(continued)
Encore Wire Corp.	5,574	$1,557,153
Federal Signal Corp.	8,015	651,619
Franklin Electric Co., Inc	4,567	439,665
Gibraltar Industries, Inc.(b)	9,592	685,444
GMS, Inc.(b)	11,098	1,026,787
Liquidity Services, Inc.(b)	27,426	473,373
Matson, Inc.	8,523	918,609
Moog, Inc., Class A	3,154	501,707
Mueller Industries, Inc.	12,691	708,411
MYR Group, Inc.(b)	4,287	712,714
Powell Industries, Inc.(c)	5,530	790,790
SPX Technologies, Inc.(b)	3,716	452,646
Standex International Corp.	2,611	451,390
Tennant Co.	4,168	485,489
Verra Mobility Corp., Class A(b)	43,539	1,026,649
Viad Corp.(b)	24,602	848,277

		16,729,194

Information Technology-7.73%
Agilysys, Inc.(b)	5,123	425,465
Arlo Technologies, Inc.(b)	40,818	505,327
Axcelis Technologies, Inc.(b)	9,478	981,162
Badger Meter, Inc.	3,567	652,476
DoubleVerify Holdings, Inc.(b)	23,089	676,508
Fabrinet (Thailand)(b)	3,854	667,012
InterDigital, Inc.(c)	7,913	781,250
LiveRamp Holdings, Inc.(b)	19,736	633,723
OSI Systems, Inc.(b)	2,795	367,375
PDF Solutions, Inc.(b)	9,930	298,694
Progress Software Corp.	5,473	272,665
SPS Commerce, Inc.(b)	3,486	606,111
Veeco Instruments, Inc.(b)(c)	22,035	778,717

		7,646,485

Materials-6.14%
Alpha Metallurgical Resources, Inc.(c)	4,432	1,449,796
ATI, Inc.(b)(c)	12,751	761,235

	Shares	Value
Materials-(continued)
Carpenter Technology Corp.	8,312	$712,338
Hawkins, Inc.(c)	13,852	1,049,566
Materion Corp.(c)	5,880	675,847
Warrior Met Coal, Inc.	20,865	1,426,123

		6,074,905

Real Estate-3.61%
Apple Hospitality REIT, Inc.	25,534	376,882
DiamondRock Hospitality Co.(c)	79,284	705,628
eXp World Holdings, Inc.(c)	53,368	531,545
St. Joe Co. (The)	20,882	1,194,450
Sunstone Hotel Investors, Inc.(c)	74,998	764,980

		3,573,485

Utilities-0.73%
Otter Tail Corp.(c)	8,402	717,195

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $87,885,648)		98,893,427

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-29.29%
Invesco Private Government Fund, 5.29%(f)(g)(h)	8,098,838	8,098,838
Invesco Private Prime Fund, 5.46%(f)(g)(h)	20,860,795	20,867,053

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $28,969,009)		28,965,891

TOTAL INVESTMENTS IN SECURITIES-129.27% (Cost $116,854,657)		127,859,318
OTHER ASSETS LESS LIABILITIES-(29.27)%		(28,947,396)

NET ASSETS-100.00%.		$98,911,922

Investment Abbreviations:

REIT -Real Estate Investment Trust

Rts. -Rights

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2024 represented less than 1% of the Fund’s Net Assets.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(f)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$4,845,139	$(4,845,139)	$-	$-	$-	$3,352

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	7,134,462	56,134,440	(55,170,064)	-	-	8,098,838	348,980	*

Invesco Private Prime Fund	20,506,800	122,618,438	(122,259,901)	(1,350)	3,066	20,867,053	931,168	*

Total	$27,641,262	$183,598,017	$(182,275,104)	$(1,350)	$3,066	$28,965,891	$1,283,500

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P SmallCap 600® Pure Value ETF (RZV)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Communication Services-3.38%
AMC Networks, Inc., Class A(b)(c)	186,912	$1,985,005
ATN International, Inc.(c)	34,467	657,630
Consolidated Communications Holdings, Inc.(b)	142,709	616,503
EchoStar Corp., Class A(b)(c)	220,283	3,522,325
Lumen Technologies, Inc.(b)(c)	611,972	728,247

		7,509,710

Consumer Discretionary-19.35%
Advance Auto Parts, Inc.(c)	41,673	3,041,295
American Axle & Manufacturing Holdings, Inc.(b)(c)	259,888	1,907,578
Caleres, Inc.(c)	49,308	1,816,014
Dana, Inc.	150,141	1,866,253
Designer Brands, Inc., Class A(c)	243,892	2,265,757
Foot Locker, Inc.(c)	116,888	2,437,115
G-III Apparel Group Ltd.(b)	49,808	1,402,095
Hanesbrands, Inc.(b)(c)	178,366	813,349
Haverty Furniture Cos., Inc., (Acquired 12/15/2023 - 04/22/2024; Cost $701,448)(c)(d)	19,993	615,784
Hibbett, Inc.(c)	17,662	1,523,171
Kohl’s Corp.(c)	123,791	2,963,556
MarineMax, Inc.(b)(c)	94,387	2,328,527
Newell Brands, Inc.(c)	172,910	1,372,905
ODP Corp. (The)(b)	43,136	2,196,054
Phinia, Inc.	106,959	4,171,401
Sally Beauty Holdings, Inc.(b)(c)	175,089	1,899,716
Shoe Carnival, Inc.(c)	39,773	1,330,009
Sonic Automotive, Inc., Class A(c)	30,928	1,788,875
Standard Motor Products, Inc.(c)	24,390	782,919
Topgolf Callaway Brands Corp.(b)(c)	184,527	2,956,123
V.F. Corp.(c)	53,815	670,535
Victoria’s Secret & Co.(b)	47,377	834,783
Vista Outdoor, Inc.(b)(c)	27,851	977,292
Wolverine World Wide, Inc.	96,908	1,040,792

		43,001,898

Consumer Staples-7.17%
B&G Foods, Inc.(c)	208,162	2,310,598
Chefs’ Warehouse, Inc. (The)(b)(c)	51,217	1,694,258
Fresh Del Monte Produce, Inc.	151,891	3,883,853
Hain Celestial Group, Inc. (The)(b)(c)	77,052	473,099
Nu Skin Enterprises, Inc., Class A	76,351	897,888
PriceSmart, Inc.	9,609	774,389
SpartanNash Co.(c)	108,025	2,062,197
TreeHouse Foods, Inc.(b)(c)	15,514	582,551
United Natural Foods, Inc.(b)(c)	229,628	2,050,578
Universal Corp.	23,357	1,201,251

		15,930,662

Energy-4.29%
Bristow Group, Inc.(b)	40,572	1,067,449
Nabors Industries Ltd.(b)(c)	15,431	1,111,495
ProPetro Holding Corp.(b)	122,782	1,070,659
Talos Energy, Inc.(b)(c)	57,619	759,418

	Shares	Value
Energy-(continued)
U.S. Silica Holdings, Inc.(b)	112,127	$1,730,120
World Kinect Corp.	161,620	3,798,070

		9,537,211

Financials-19.38%
Banc of California, Inc.(c)	70,221	961,325
BankUnited, Inc.	22,599	604,071
Bread Financial Holdings, Inc.(c)	85,315	3,148,977
Brookline Bancorp, Inc.	73,072	606,498
Dime Community Bancshares, Inc.	36,429	663,008
Eagle Bancorp, Inc.	49,019	906,361
Encore Capital Group, Inc.(b)(c)	19,576	804,378
EZCORP, Inc., Class A(b)(c)	294,188	3,230,184
Genworth Financial, Inc., Class A(b)	484,836	2,875,077
Green Dot Corp., Class A(b)(c)	379,384	3,319,610
Hanmi Financial Corp.	42,514	650,464
Heritage Financial Corp.	36,135	641,035
Hope Bancorp, Inc.	122,119	1,223,632
Independent Bank Group, Inc.	18,337	682,870
Jackson Financial, Inc., Class A(c)	40,831	2,789,574
Lincoln National Corp.	36,470	994,537
Mercury General Corp.	20,424	1,067,358
Navient Corp.	62,417	937,503
NCR Atleos Corp.(b)	123,610	2,463,547
Northfield Bancorp, Inc.	90,062	751,117
Pacific Premier Bancorp, Inc.	26,729	574,674
PRA Group, Inc.(b)(c)	70,458	1,676,196
ProAssurance Corp.	127,513	1,703,574
Provident Financial Services, Inc.	50,136	735,996
Ready Capital Corp.(c)	83,430	710,824
Renasant Corp.	27,290	793,047
Simmons First National Corp., Class A	64,684	1,105,450
Stewart Information Services Corp.	24,201	1,500,704
StoneX Group, Inc.(b)	33,243	2,413,442
United Fire Group, Inc., (Acquired 12/15/2021 - 04/22/2024; Cost $1,715,414)(d)	79,440	1,754,830
Veritex Holdings, Inc.	40,024	779,668

		43,069,531

Health Care-5.87%
AdaptHealth Corp.(b)(c)	230,381	2,269,253
Avanos Medical, Inc.(b)	34,055	615,714
Cross Country Healthcare, Inc.(b)	78,280	1,377,728
Enhabit, Inc.(b)(c)	128,727	1,298,856
Fulgent Genetics, Inc.(b)(c)	28,484	579,649
Owens & Minor, Inc.(b)(c)	75,901	1,877,791
Patterson Cos., Inc.	33,154	844,432
Pediatrix Medical Group, Inc.(b)(c)	246,731	2,188,504
Phibro Animal Health Corp., Class A	71,166	1,188,472
Select Medical Holdings Corp.	28,061	796,091

		13,036,490

Industrials-17.26%
ABM Industries, Inc.	35,267	1,541,168
Alaska Air Group, Inc.(b)(c)	34,556	1,486,599
Allegiant Travel Co.(c)	22,042	1,202,612
Astec Industries, Inc.	28,581	1,194,686
Deluxe Corp.(c)	73,772	1,456,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P SmallCap 600® Pure Value ETF (RZV)–(continued)

April 30, 2024

	Shares	Value
Industrials-(continued)
DNOW, Inc.(b)	107,832	$1,521,510
DXP Enterprises, Inc.(b)	54,460	2,655,470
Enviri Corp.(b)	368,976	2,870,633
GEO Group, Inc. (The)(b)(c)	150,669	2,238,941
Greenbrier Cos., Inc. (The)	59,025	2,915,245
Healthcare Services Group, Inc.(b)	82,146	872,391
Heidrick & Struggles International, Inc.	34,167	1,007,243
Hub Group, Inc., Class A	18,829	757,302
Interface, Inc.	74,595	1,140,558
JetBlue Airways Corp.(b)(c)	691,740	3,929,083
Kelly Services, Inc., Class A	164,783	3,780,122
MasterBrand, Inc.(b)	44,741	745,832
MillerKnoll, Inc.	33,762	858,568
Resideo Technologies, Inc.(b)	104,742	2,045,611
Resources Connection, Inc.	57,828	638,999
Sunrun, Inc.(b)(c)	127,962	1,316,729
Titan International, Inc.(b)	62,670	690,623
TTEC Holdings, Inc.	70,282	511,653
Wabash National Corp.(c)	42,427	980,488

		38,359,063

Information Technology-9.01%
ADTRAN Holdings, Inc.(c)	395,801	1,733,608
Alpha & Omega Semiconductor Ltd.(b)(c)	52,861	1,156,070
Benchmark Electronics, Inc.	95,825	2,894,873
DXC Technology Co.(b)	49,976	974,032
Methode Electronics, Inc.	40,150	489,429
NCR Voyix Corp.(b)	145,288	1,779,778
NetScout Systems, Inc.(b)	42,475	818,069
Sanmina Corp.(b)	36,070	2,188,367
ScanSource, Inc.(b)(c)	74,741	3,110,720
TTM Technologies, Inc.(b)	59,540	888,932
Viasat, Inc.(b)(c)	63,569	1,011,383
Xerox Holdings Corp.(c)	224,781	2,987,340

		20,032,601

Materials-7.55%
AdvanSix, Inc.	55,832	1,410,316
Century Aluminum Co.(b)(c)	108,733	1,886,518
Clearwater Paper Corp.(b)	71,071	3,201,038
Kaiser Aluminum Corp.	26,999	2,443,139
Mativ Holdings, Inc., Class A(c)	108,897	1,988,459

	Shares	Value
Materials-(continued)
Mercer International, Inc. (Germany)(c)	229,112	$2,320,905
O-I Glass, Inc.(b)(c)	123,860	1,852,946
SunCoke Energy, Inc.	161,979	1,670,003

		16,773,324

Real Estate-6.72%
Anywhere Real Estate, Inc.(b)	394,167	1,915,652
Brandywine Realty Trust	281,535	1,278,169
Chatham Lodging Trust	112,193	1,028,810
Cushman & Wakefield PLC(b)(c)	234,924	2,267,017
Hudson Pacific Properties, Inc.(c)	219,145	1,271,041
JBG SMITH Properties, (Acquired 03/17/2023 - 04/22/2024; Cost $1,141,724)(c)(d)	73,477	1,102,890
Medical Properties Trust, Inc.(c)	414,637	1,907,330
Pebblebrook Hotel Trust(c)	107,692	1,564,765
Safehold, Inc.(c)	45,094	822,514
Service Properties Trust	129,873	796,121
SL Green Realty Corp.	19,903	991,766

		14,946,075

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $234,205,601)		222,196,565

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-28.10%
Invesco Private Government Fund, 5.29%(e)(f)(g)	17,483,639	17,483,639
Invesco Private Prime Fund, 5.46%(e)(f)(g)	44,955,714	44,969,201

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $62,458,347)		62,452,840

TOTAL INVESTMENTS IN SECURITIES-128.08% (Cost $296,663,948)		284,649,405
OTHER ASSETS LESS LIABILITIES-(28.08)%		(62,406,742)

NET ASSETS-100.00%.		$222,242,663

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)	Restricted security. The aggregate value of these securities at April 30, 2024 was $3,473,504, which represented 1.56% of the Fund’s Net Assets.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$10,655	$7,059,572	$(7,070,227)	$-	$-	$-	$3,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco S&P SmallCap 600® Pure Value ETF (RZV)–(continued)

April 30, 2024

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2024	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$19,104,887	$119,405,516	$(121,026,764)	$-	$-	$17,483,639	$888,606	*

Invesco Private Prime Fund	49,126,853	247,800,620	(251,968,236)	498	9,466	44,969,201	2,377,816	*

Total	$68,242,395	$374,265,708	$(380,065,227)	$498	$9,466	$62,452,840	$3,270,012

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

(This Page Intentionally Left Blank)

35

Statements of Assets and Liabilities

April 30, 2024

	Invesco S&P 500® Pure Growth ETF (RPG)	Invesco S&P 500® Pure Value ETF (RPV)	Invesco S&P 500® Top 50 ETF (XLG)
Assets:
Unaffiliated investments in securities, at value(a)	$1,516,304,835	$1,991,945,157	$3,954,675,795
Affiliated investments in securities, at value	105,790,599	125,795,795	60,412,548
Cash	1,173	2,804	-
Receivable for:
Dividends	554,952	2,045,839	1,975,894
Securities lending	7,544	8,095	4,831
Investments sold	347,589	-	-
Fund shares sold	-	-	8,519,178

Total assets	1,623,006,692	2,119,797,690	4,025,588,246

Liabilities:
Due to custodian	-	-	8
Payable for:
Investments purchased	-	-	8,488,959
Collateral upon return of securities loaned	105,650,314	92,307,462	58,764,288
Fund shares repurchased	344,272	-	-
Accrued unitary management fees	451,304	595,904	664,054

Total liabilities	106,445,890	92,903,366	67,917,309

Net Assets	$1,516,560,802	$2,026,894,324	$3,957,670,937

Net assets consist of:
Shares of beneficial interest	$2,099,746,536	$2,822,181,781	$3,307,206,898
Distributable earnings (loss)	(583,185,734)	(795,287,457)	650,464,039

Net Assets	$1,516,560,802	$2,026,894,324	$3,957,670,937

Shares outstanding (unlimited amount authorized, $0.01 par value)	44,051,495	24,272,836	97,557,850
Net asset value	$34.43	$83.50	$40.57

Market price	$34.43	$83.53	$40.57

Unaffiliated investments in securities, at cost	$1,317,986,084	$2,099,680,008	$3,179,755,682

Affiliated investments in securities, at cost	$105,797,019	$141,597,573	$60,420,790

(a) Includes securities on loan with an aggregate value of:	$100,931,415	$87,763,662	$56,928,455

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P MidCap 400® Pure Growth ETF (RFG)	Invesco S&P MidCap 400® Pure Value ETF (RFV)	Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	Invesco S&P SmallCap 600® Pure Value ETF (RZV)

$338,667,518	$298,897,148	$98,893,427	$222,196,565
46,873,371	37,950,177	28,965,891	62,452,840
-	-	-	-

33,224	104,724	110,833	205,546
3,462	4,150	2,651	16,217
-	-	-	-
-	-	-	-

385,577,575	336,956,199	127,972,802	284,871,168

-	-	63,040	103,441

-	-	-	-
46,556,252	37,759,494	28,969,009	62,458,347
-	-	-	-
97,386	88,204	28,831	66,717

46,653,638	37,847,698	29,060,880	62,628,505

$338,923,937	$299,108,501	$98,911,922	$222,242,663

$528,101,983	$384,362,778	$224,244,108	$419,224,853
(189,178,046)	(85,254,277)	(125,332,186)	(196,982,190)

$338,923,937	$299,108,501	$98,911,922	$222,242,663

7,140,105	2,710,499	2,140,012	2,240,040
$47.47	$110.35	$46.22	$99.21

$47.46	$110.40	$46.25	$99.27

$296,285,438	$302,596,518	$87,885,648	$234,205,601

$46,875,135	$37,953,813	$28,969,009	$62,458,347

$44,337,964	$36,113,231	$27,666,459	$59,082,264

37

Statements of Operations

For the year ended April 30, 2024

	Invesco S&P 500® Pure Growth ETF (RPG)	Invesco S&P 500® Pure Value ETF (RPV)	Invesco S&P 500® Top 50 ETF (XLG)
Investment income:
Unaffiliated dividend income	$22,984,843	$47,210,720	$35,046,375
Affiliated dividend income	20,186	1,472,367	42,238
Securities lending income, net	108,165	185,515	169,796
Foreign withholding tax	-	-	-

Total investment income	23,113,194	48,868,602	35,258,409

Expenses:
Unitary management fees	6,242,348	6,517,599	5,864,088

Less: Waivers	(444)	(1,013)	(861)

Net expenses	6,241,904	6,516,586	5,863,227

Net investment income	16,871,290	42,352,016	29,395,182

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	3,857,605	(101,324,160)	(14,439,487)
Affiliated investment securities	36,305	3,679	20,216
Unaffiliated in-kind redemptions	106,778,420	11,304,070	210,202,498
Affiliated in-kind redemptions	-	(5,089,137)	-
Short Sales	-	-	-

Net realized gain (loss)	110,672,330	(95,105,548)	195,783,227

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	114,533,354	216,301,226	483,471,329
Affiliated investment securities	(6,420)	(2,779,526)	(8,079)

Change in net unrealized appreciation	114,526,934	213,521,700	483,463,250

Net realized and unrealized gain	225,199,264	118,416,152	679,246,477

Net increase in net assets resulting from operations	$242,070,554	$160,768,168	$708,641,659

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P MidCap 400® Pure Growth ETF (RFG)	Invesco S&P MidCap 400® Pure Value ETF (RFV)	Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	Invesco S&P SmallCap 600® Pure Value ETF (RZV)

$3,103,415	$4,458,786	$1,441,806	$3,542,530
3,988	9,298	3,352	3,590
65,311	93,101	35,387	112,486
-	-	(5,474)	-

3,172,714	4,561,185	1,475,071	3,658,606

928,674	963,995	329,588	841,979

(79)	(159)	(69)	(73)

928,595	963,836	329,519	841,906

2,244,119	3,597,349	1,145,552	2,816,700

27,914,228	(8,411,593)	2,286,726	(11,748,166)
11,769	10,742	3,066	9,466
3,778,100	28,928,976	1,037,998	29,665,019
-	-	-	-
-	-	-	21

31,704,097	20,528,125	3,327,790	17,926,340

34,567,140	17,687,167	14,305,295	8,762,817
(1,333)	(1,269)	(1,350)	498

34,565,807	17,685,898	14,303,945	8,763,315

66,269,904	38,214,023	17,631,735	26,689,655

$68,514,023	$41,811,372	$18,777,287	$29,506,355

39

Statements of Changes in Net Assets

For the years ended April 30, 2024 and 2023

	Invesco S&P 500®				Invesco S&P 500®
	Pure Growth ETF (RPG)				Pure Value ETF (RPV)
	2024		2023		2024	2023
Operations:
Net investment income	$16,871,290		$26,904,774		$42,352,016	$84,026,986
Net realized gain (loss)	110,672,330		(342,165,371)		(95,105,548)	51,692,915
Change in net unrealized appreciation (depreciation)	114,526,934		246,770,356		213,521,700	(370,038,298)

Net increase (decrease) in net assets resulting from operations	242,070,554		(68,490,241)		160,768,168	(234,318,397)

Distributions to Shareholders from:
Distributable earnings	(18,998,910)		(26,468,365)		(47,768,532)	(90,174,466)

Shareholder Transactions:
Proceeds from shares sold	141,988,497		378,316,431		569,834,367	2,089,690,422
Value of shares repurchased	(802,545,036)		(611,648,460)		(1,375,093,997)	(2,819,284,239)

Net increase (decrease) in net assets resulting from share transactions	(660,556,539)		(233,332,029)		(805,259,630)	(729,593,817)

Net increase (decrease) in net assets	(437,484,895)		(328,290,635)		(692,259,994)	(1,054,086,680)

Net assets:
Beginning of year	1,954,045,697		2,282,336,332		2,719,154,318	3,773,240,998

End of year	$1,516,560,802		$1,954,045,697		$2,026,894,324	$2,719,154,318

Changes in Shares Outstanding:
Shares sold	4,260,000	(a)	12,100,000	(a)	6,900,000	26,000,000
Shares repurchased	(24,310,000	)(a)	(19,900,000	)(a)	(18,400,000)	(36,460,000)
Shares outstanding, beginning of year	64,101,495	(a)	71,901,495	(a)	35,772,836	46,232,836

Shares outstanding, end of year	44,051,495	(a)	64,101,495	(a)	24,272,836	35,772,836

(a)	Changes in shares outstanding have been restated to reflect a five-for-one stock split effective after the close of business on July 14, 2023. See Note 11.
(b)	Changes in shares outstanding have been restated to reflect a ten-for-one stock split effective after the close of business on July 14, 2023. See Note 11.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P 500®				Invesco S&P Midcap 400®
Top 50 ETF (XLG)				Pure Growth ETF (RFG)
2024		2023		2024		2023

$29,395,182		$24,237,984		$2,244,119		$2,197,247
195,783,227		131,936,801		31,704,097		(36,739,602)
483,463,250		(128,622,666)		34,565,807		27,632,525

708,641,659		27,552,119		68,514,023		(6,909,830)

(28,946,952)		(24,431,724)		(2,300,627)		(2,522,850)

1,576,782,039		482,329,812		57,723,449		74,739,971
(492,191,421)		(431,406,481)		(29,522,383)		(104,531,803)

1,084,590,618		50,923,331		28,201,066		(29,791,832)

1,764,285,325		54,043,726		94,414,462		(39,224,512)

2,193,385,612		2,139,341,886		244,509,475		283,733,987

$3,957,670,937		$2,193,385,612		$338,923,937		$244,509,475

42,680,000	(b)	15,700,000	(b)	1,190,000	(a)	2,000,000	(a)
(14,030,000	)(b)	(14,900,000	)(b)	(750,000	)(a)	(2,900,000	)(a)
68,907,850	(b)	68,107,850	(b)	6,700,105	(a)	7,600,105	(a)

97,557,850	(b)	68,907,850	(b)	7,140,105	(a)	6,700,105	(a)

41

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2024 and 2023

	Invesco S&P MidCap 400®		Invesco S&P SmallCap 600®
	Pure Value ETF (RFV)		Pure Growth ETF (RZG)
	2024	2023	2024		2023
Operations:
Net investment income	$3,597,349	$3,366,534	$1,145,552		$1,746,652
Net realized gain (loss)	20,528,125	665,063	3,327,790		(28,375,858)
Change in net unrealized appreciation (depreciation)	17,685,898	(11,159,212)	14,303,945		20,039,278

Net increase (decrease) in net assets resulting from operations	41,811,372	(7,127,615)	18,777,287		(6,589,928)

Distributions to Shareholders from:
Distributable earnings	(3,672,032)	(3,557,631)	(1,339,610)		(1,764,418)

Shareholder Transactions:
Proceeds from shares sold	200,317,735	302,276,858	466,959		27,645,743
Value of shares repurchased	(189,453,936)	(181,654,210)	(6,544,962)		(40,900,625)

Net increase (decrease) in net assets resulting from share transactions	10,863,799	120,622,648	(6,078,003)		(13,254,882)

Net increase (decrease) in net assets	49,003,139	109,937,402	11,359,674		(21,609,228)

Net assets:
Beginning of year	250,105,362	140,167,960	87,552,248		109,161,476

End of year	$299,108,501	$250,105,362	$98,911,922		$87,552,248

Changes in Shares Outstanding:
Shares sold	1,830,000	3,090,000	10,000	(a)	660,000	(a)
Shares repurchased	(1,790,000)	(1,980,000)	(150,000	)(a)	(1,020,000	)(a)
Shares outstanding, beginning of year	2,670,499	1,560,499	2,280,012	(a)	2,640,012	(a)

Shares outstanding, end of year	2,710,499	2,670,499	2,140,012	(a)	2,280,012	(a)

(a)	Changes in shares outstanding have been restated to reflect a three-for-one stock split effective after the close of business on July 14, 2023. See Note 11.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P SmallCap 600®
Pure Value ETF (RZV)
2024	2023

$2,816,700	$4,330,931
17,926,340	(12,554,579)
8,763,315	(11,466,715)

29,506,355	(19,690,363)

(3,018,693)	(4,215,256)

73,553,737	213,867,166
(148,406,608)	(205,071,420)

(74,852,871)	8,795,746

(48,365,209)	(15,109,873)

270,607,872	285,717,745

$222,242,663	$270,607,872

720,000	2,290,000
(1,540,000)	(2,350,000)
3,060,040	3,120,040

2,240,040	3,060,040

43

Financial Highlights

Invesco S&P 500® Pure Growth ETF (RPG)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)		2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$30.48	$31.74	$34.53		$23.35	$23.83

Net investment income(b)	0.30	0.37	0.02		0.07	0.20
Net realized and unrealized gain (loss) on investments	3.98	(1.26)	(2.81)		11.20	(0.45)

Total from investment operations	4.28	(0.89)	(2.79)		11.27	(0.25)

Distributions to shareholders from:
Net investment income	(0.33)	(0.37)	(0.00	)(c)	(0.09)	(0.23)

Net asset value at end of year	$34.43	$30.48	$31.74		$34.53	$23.35

Market price at end of year(d)	$34.43	$30.48	$31.75		$34.54	$23.35

Net Asset Value Total Return(e)	14.15%	(2.74)%	(8.08)%		48.37%	(1.02)%
Market Price Total Return(e)	14.17%	(2.77)%	(8.10)%		48.40%	(1.03)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,516,561	$1,954,046	$2,282,336		$2,650,386	$2,195,101
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%		0.35%	0.35%
Net investment income	0.95%	1.20%	0.06%		0.23%	0.84%
Portfolio turnover rate(f)	86%	78%	45%		56%	73%

(a)	Per share amounts have been adjusted to reflect a five-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Pure Value ETF (RPV)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$76.01	$81.61	$76.85	$45.75	$66.34

Net investment income(a)	1.78	1.91	1.64	1.31	1.65
Net realized and unrealized gain (loss) on investments	7.70	(5.47)	4.51	31.03	(20.59)

Total from investment operations	9.48	(3.56)	6.15	32.34	(18.94)

Distributions to shareholders from:
Net investment income	(1.99)	(2.04)	(1.39)	(1.24)	(1.65)

Net asset value at end of year	$83.50	$76.01	$81.61	$76.85	$45.75

Market price at end of year(b)	$83.53	$76.00	$81.60	$76.88	$45.86

Net Asset Value Total Return(c)	12.63%	(4.31)%	8.13%	71.67%	(28.82)%
Market Price Total Return(c)	12.69%	(4.31)%	8.06%	71.32%	(28.67)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,026,894	$2,719,154	$3,773,241	$2,238,854	$496,546
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.27%	2.42%	2.04%	2.16%	2.64%
Portfolio turnover rate(d)	39%	45%	32%	46%	46%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Financial Highlights–(continued)

Invesco S&P 500® Top 50 ETF (XLG)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$31.83	$31.41	$31.36	$22.23	$21.23

Net investment income(b)	0.37	0.37	0.35	0.37	0.37
Net realized and unrealized gain on investments	8.73	0.42	0.05	9.11	1.00

Total from investment operations	9.10	0.79	0.40	9.48	1.37

Distributions to shareholders from:
Net investment income	(0.36)	(0.37)	(0.35)	(0.35)	(0.37)

Net asset value at end of year	$40.57	$31.83	$31.41	$31.36	$22.23

Market price at end of year(c)	$40.57	$31.82	$31.38	$31.36	$22.25

Net Asset Value Total Return(d)	28.69%	2.69%	1.21%	42.97%	6.61%
Market Price Total Return(d)	28.73%	2.71%	1.12%	42.85%	6.73%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$3,957,671	$2,193,386	$2,139,342	$1,812,843	$1,122,748
Ratio to average net assets of:
Expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	1.00%	1.24%	1.02%	1.36%	1.71%
Portfolio turnover rate(e)	4%	5%	5%	5%	8%

(a)	Per share amounts have been adjusted to reflect a ten-for-one stock split effective after the close of business July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P MidCap 400® Pure Growth ETF (RFG)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$36.49	$37.33	$45.65	$26.40	$30.37

Net investment income(b)	0.35	0.31	0.06	0.00 (c)	0.19
Net realized and unrealized gain (loss) on investments	10.99	(0.80)	(8.34)	19.32	(3.98)

Total from investment operations	11.34	(0.49)	(8.28)	19.32	(3.79)

Distributions to shareholders from:
Net investment income	(0.36)	(0.35)	(0.04)	(0.07)	(0.18)

Net asset value at end of year	$47.47	$36.49	$37.33	$45.65	$26.40

Market price at end of year(d)	$47.46	$36.48	$37.30	$45.65	$26.44

Net Asset Value Total Return(e)	31.21%	(1.27)%	(18.15)%	73.26%	(12.46)%
Market Price Total Return(e)	31.23%	(1.18)%	(18.21)%	72.95%	(12.39)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$338,924	$244,509	$283,734	$403,991	$270,607
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	0.85%	0.84%	0.14%	0.01%	0.66%
Portfolio turnover rate(f)	89%	81%	83%	73%	94%

(a)	Per share amounts have been adjusted to reflect a five-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Financial Highlights–(continued)

Invesco S&P MidCap 400® Pure Value ETF (RFV)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$93.65	$89.82	$93.56	$46.79	$69.61

Net investment income(a)	1.38	1.69	1.75	0.72	1.41
Net realized and unrealized gain (loss) on investments	16.77	3.98 (b)	(3.84)	47.07	(22.86)

Total from investment operations	18.15	5.67	(2.09)	47.79	(21.45)

Distributions to shareholders from:
Net investment income	(1.45)	(1.84)	(1.65)	(1.02)	(1.37)

Net asset value at end of year	$110.35	$93.65	$89.82	$93.56	$46.79

Market price at end of year(c)	$110.40	$93.60	$89.63	$93.64	$46.86

Net Asset Value Total Return(d)	19.45%	6.50%	(2.28)%	103.18%	(30.96)%
Market Price Total Return(d)	19.57%	6.67%	(2.56)%	103.05%	(30.94)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$299,109	$250,105	$140,168	$163,779	$56,172
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.31%	1.82%	1.85%	1.07%	2.25%
Portfolio turnover rate(e)	68%	57%	47%	65%	61%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Financial Highlights–(continued)

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

	Years Ended April 30,
	2024(a)	2023(a)		2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$38.40	$41.35		$52.95	$29.27	$38.53

Net investment income(b)	0.52	0.69	(c)	0.22	0.16	0.25
Net realized and unrealized gain (loss) on investments	7.91	(2.91)		(11.65)	23.68	(9.22)

Total from investment operations	8.43	(2.22)		(11.43)	23.84	(8.97)

Distributions to shareholders from:
Net investment income	(0.61)	(0.73)		(0.17)	(0.16)	(0.29)

Net asset value at end of year	$46.22	$38.40		$41.35	$52.95	$29.27

Market price at end of year(d)	$46.25	$38.39		$41.29	$52.91	$29.32

Net Asset Value Total Return(e)	22.08%	(5.36)%		(21.63)%	81.63%	(23.30)%
Market Price Total Return(e)	22.17%	(5.26)%		(21.68)%	81.22%	(23.16)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$98,912	$87,552		$109,161	$138,188	$96,608
Ratio to average net assets of:
Expenses	0.35%	0.35%		0.35%	0.35%	0.35%
Net investment income	1.22%	1.72	%(c)	0.43%	0.38%	0.69%
Portfolio turnover rate(f)	81%	72%		80%	79%	85%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.58 and 1.43%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap 600® Pure Value ETF (RZV)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$88.43	$91.58	$88.82	$43.07	$67.47

Net investment income(a)	1.12	1.35	0.90	0.57	0.68
Net realized and unrealized gain (loss) on investments	10.88	(3.19)	2.75	45.63	(24.39)

Total from investment operations	12.00	(1.84)	3.65	46.20	(23.71)

Distributions to shareholders from:
Net investment income	(1.22)	(1.31)	(0.89)	(0.45)	(0.69)

Net asset value at end of year	$99.21	$88.43	$91.58	$88.82	$43.07

Market price at end of year(b)	$99.27	$88.38	$91.61	$88.87	$43.14

Net Asset Value Total Return(c)	13.62%	(1.92)%	4.10%	107.66%	(35.31)%
Market Price Total Return(c)	13.75%	(2.02)%	4.08%	107.44%	(35.27)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$222,243	$270,608	$285,718	$337,507	$81,842
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.17%	1.50%	0.95%	0.86%	1.14%
Portfolio turnover rate(d)	72%	62%	54%	74%	70%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2024

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco S&P 500® Pure Growth ETF (RPG)	“S&P 500® Pure Growth ETF”

Invesco S&P 500® Pure Value ETF (RPV)	“S&P 500® Pure Value ETF”

Invesco S&P 500® Top 50 ETF (XLG)	“S&P 500® Top 50 ETF”

Invesco S&P MidCap 400® Pure Growth ETF (RFG)	“S&P MidCap 400® Pure Growth ETF”

Invesco S&P MidCap 400® Pure Value ETF (RFV)	“S&P MidCap 400® Pure Value ETF”

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	“S&P SmallCap 600® Pure Growth ETF”

Invesco S&P SmallCap 600® Pure Value ETF (RZV)	“S&P SmallCap 600® Pure Value ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each of the Funds is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an Underlying Index):

Fund	Underlying Index

S&P 500® Pure Growth ETF	S&P 500® Pure Growth Index

S&P 500® Pure Value ETF	S&P 500® Pure Value Index

S&P 500® Top 50 ETF	S&P 500® Top 50 Index

S&P MidCap 400® Pure Growth ETF	S&P MidCap 400® Pure Growth Index

S&P MidCap 400® Pure Value ETF	S&P MidCap 400® Pure Value Index

S&P SmallCap 600® Pure Growth ETF	S&P SmallCap 600® Pure Growth Index

S&P SmallCap 600® Pure Value ETF	S&P SmallCap 600® Pure Value Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

48

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market

49

quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses

50

(except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended April 30, 2024, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

S&P 500® Pure Growth ETF	$5,507

S&P 500® Pure Value ETF	9,269

S&P 500® Top 50 ETF	11,512

51

Amount

S&P MidCap 400® Pure Growth ETF	5,499

S&P MidCap 400® Pure Value ETF	6,959

S&P SmallCap 600® Pure Growth ETF	2,821

S&P SmallCap 600® Pure Value ETF	9,098

J.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Growth Investing Risk. For certain Funds, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Growth securities typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

Index Risk. Unlike many investment companies that are “actively managed”, each Fund is a “passive” investor and therefore does not utilize an investing strategy that seeks returns in excess of its respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. If a specific security is removed from an Underlying Index, its respective Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. An Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

52

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because S&P 500® Top 50 ETF is non-diversified, and to the extent certain Funds become non-diversified, and can invest a greater portion of their assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Small- and Mid-Capitalization Company Risk. For certain Funds, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Value Investing Risk. For certain Funds, value securities are subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall stock market. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

S&P 500® Pure Growth ETF	0.35%

S&P 500® Pure Value ETF	0.35%

S&P 500® Top 50 ETF	0.20%

S&P MidCap 400® Pure Growth ETF	0.35%

S&P MidCap 400® Pure Value ETF	0.35%

S&P SmallCap 600® Pure Growth ETF	0.35%

S&P SmallCap 600® Pure Value ETF	0.35%

Through at least August 31, 2026, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended April 30, 2024, the Adviser waived fees for each Fund in the following amounts:

S&P 500® Pure Growth ETF	$444

S&P 500® Pure Value ETF	1,013

S&P 500® Top 50 ETF	861

S&P MidCap 400® Pure Growth ETF	79

53

S&P MidCap 400® Pure Value ETF	$159

S&P SmallCap 600® Pure Growth ETF	69

S&P SmallCap 600® Pure Value ETF	73

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with S&P Dow Jones Indices LLC (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2024, the Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

S&P 500® Pure Growth ETF	$163,713

S&P 500® Pure Value ETF	155,815

S&P 500® Top 50 ETF	15,765

S&P MidCap 400® Pure Growth ETF	46,935

S&P MidCap 400® Pure Value ETF	62,658

S&P SmallCap 600® Pure Growth ETF	24,984

S&P SmallCap 600® Pure Value ETF	69,409

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

For the fiscal year ended April 30, 2024, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

S&P 500® Pure Growth ETF	$30,868,422	$-	$-

S&P 500® Pure Value ETF	-	2,855,144	(2,277,868)

S&P MidCap 400® Pure Growth ETF	5,770,754	2,665,138	1,516,402

S&P MidCap 400® Pure Value ETF	-	5,409,902	(1,978,248)

S&P SmallCap 600® Pure Growth ETF	-	228,575	48,576

S&P SmallCap 600® Pure Value ETF	9,384,218	-	-

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

54

Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

S&P 500® Pure Growth ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,516,304,835	$-	$-	$1,516,304,835

Money Market Funds	146,705	105,643,894	-	105,790,599

Total Investments	$1,516,451,540	$105,643,894	$-	$1,622,095,434

S&P 500® Pure Value ETF

Investments in Securities

Common Stocks & Other Equity Interests	$2,024,341,929	$-	$-	$2,024,341,929

Money Market Funds	1,100,284	92,298,739	-	93,399,023

Total Investments	$2,025,442,213	$92,298,739	$-	$2,117,740,952

S&P 500® Top 50 ETF

Investments in Securities

Common Stocks & Other Equity Interests	$3,954,675,795	$-	$-	$3,954,675,795

Money Market Funds	1,656,502	58,756,046	-	60,412,548

Total Investments	$3,956,332,297	$58,756,046	$-	$4,015,088,343

S&P MidCap 400® Pure Growth ETF

Investments in Securities

Common Stocks & Other Equity Interests	$338,667,518	$-	$-	$338,667,518

Money Market Funds	318,883	46,554,488	-	46,873,371

Total Investments	$338,986,401	$46,554,488	$-	$385,540,889

S&P MidCap 400® Pure Value ETF

Investments in Securities

Common Stocks & Other Equity Interests	$298,897,148	$-	$-	$298,897,148

Money Market Funds	194,319	37,755,858	-	37,950,177

Total Investments	$299,091,467	$37,755,858	$-	$336,847,325

S&P SmallCap 600® Pure Growth ETF

Investments in Securities

Common Stocks & Other Equity Interests	$98,893,427	$-	$0	$98,893,427

Money Market Funds	-	28,965,891	-	28,965,891

Total Investments	$98,893,427	$28,965,891	$0	$127,859,318

S&P SmallCap 600® Pure Value ETF

Investments in Securities

Common Stocks & Other Equity Interests	$222,196,565	$-	$-	$222,196,565

Money Market Funds	-	62,452,840	-	62,452,840

Total Investments	$222,196,565	$62,452,840	$-	$284,649,405

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2024 and 2023:

	2024	2023
	Ordinary Income*	Ordinary Income*

S&P 500® Pure Growth ETF	$18,998,910	$26,468,365

S&P 500® Pure Value ETF	47,768,532	90,174,466

S&P 500® Top 50 ETF	28,946,952	24,431,724

55

	2024	2023
	Ordinary Income*	Ordinary Income*

S&P MidCap 400® Pure Growth ETF	$2,300,627	$2,522,850

S&P MidCap 400® Pure Value ETF	3,672,032	3,557,631

S&P SmallCap 600® Pure Growth ETF	1,339,610	1,764,418

S&P SmallCap 600® Pure Value ETF	3,018,693	4,215,256

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

S&P 500® Pure Growth ETF	$-	$198,228,064	$(781,413,798)	$2,099,746,536	$1,516,560,802

S&P 500® Pure Value ETF	-	(126,667,786)	(668,619,671)	2,822,181,781	2,026,894,324

S&P 500® Top 50 ETF	2,246,747	772,724,641	(124,507,349)	3,307,206,898	3,957,670,937

S&P MidCap 400® Pure Growth ETF	-	41,537,274	(230,715,320)	528,101,983	338,923,937

S&P MidCap 400® Pure Value ETF	-	(4,579,537)	(80,674,740)	384,362,778	299,108,501

S&P SmallCap 600® Pure Growth ETF	-	10,944,963	(136,277,149)	224,244,108	98,911,922

S&P SmallCap 600® Pure Value ETF	6,219	(12,932,980)	(184,055,429)	419,224,853	222,242,663

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of April 30, 2024, as follows:

	No expiration
	Short-Term	Long-Term	Total*

S&P 500® Pure Growth ETF	$441,047,113	$340,366,685	$781,413,798

S&P 500® Pure Value ETF	310,793,356	357,826,315	668,619,671

S&P 500® Top 50 ETF	44,214,072	80,293,277	124,507,349

S&P MidCap 400® Pure Growth ETF	166,703,943	64,011,377	230,715,320

S&P MidCap 400® Pure Value ETF	42,012,279	38,662,461	80,674,740

S&P SmallCap 600® Pure Growth ETF	99,607,367	36,669,782	136,277,149

S&P SmallCap 600® Pure Value ETF	87,217,598	96,837,831	184,055,429

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2024, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

S&P 500® Pure Growth ETF	$1,538,729,445	$1,540,273,275

S&P 500® Pure Value ETF	736,892,566	737,978,335

S&P 500® Top 50 ETF	109,189,386	106,224,104

S&P MidCap 400® Pure Growth ETF	238,272,415	237,906,633

S&P MidCap 400® Pure Value ETF	187,966,432	190,317,528

S&P SmallCap 600® Pure Growth ETF	76,731,661	76,778,364

S&P SmallCap 600® Pure Value ETF	173,844,769	175,521,713

56

For the fiscal year ended April 30, 2024, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

S&P 500® Pure Growth ETF	$141,267,145	$799,758,576

S&P 500® Pure Value ETF	567,558,956	1,373,595,264

S&P 500® Top 50 ETF	1,571,172,942	491,458,154

S&P MidCap 400® Pure Growth ETF	57,721,327	29,512,688

S&P MidCap 400® Pure Value ETF	200,075,949	186,660,276

S&P SmallCap 600® Pure Growth ETF	466,376	6,535,756

S&P SmallCap 600® Pure Value ETF	73,514,925	145,991,407

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. As of April 30, 2024, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

S&P 500® Pure Growth ETF	$245,282,035	$(47,053,971)	$198,228,064	$1,423,867,370

S&P 500® Pure Value ETF	124,701,157	(251,368,943)	(126,667,786)	2,244,408,738

S&P 500® Top 50 ETF	858,092,795	(85,368,154)	772,724,641	3,242,363,702

S&P MidCap 400® Pure Growth ETF	52,140,717	(10,603,443)	41,537,274	344,003,615

S&P MidCap 400® Pure Value ETF	21,692,080	(26,271,617)	(4,579,537)	341,426,862

S&P SmallCap 600® Pure Growth ETF	14,766,618	(3,821,655)	10,944,963	116,914,355

S&P SmallCap 600® Pure Value ETF	18,120,771	(31,053,751)	(12,932,980)	297,582,385

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and taxable overdistributions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2024, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

S&P 500® Pure Growth ETF	$83,904	$(106,242,223)	$106,158,319

S&P 500® Pure Value ETF	1,001,573	(4,188,689)	3,187,116

S&P 500® Top 50 ETF	-	(209,975,779)	209,975,779

S&P MidCap 400® Pure Growth ETF	56,508	(3,676,919)	3,620,411

S&P MidCap 400® Pure Value ETF	24,399	(28,499,013)	28,474,614

S&P SmallCap 600® Pure Growth ETF	69,371	(818,968)	749,597

S&P SmallCap 600® Pure Value ETF	-	(27,236,564)	27,236,564

NOTE 9–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. Interested Trustees do not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV

57

per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Stock Split

On June 22, 2023, the Board of Trustees approved the stock splits set forth in the table below. The effect of the stock splits was to increase the number of shares outstanding of those Funds, whereby every outstanding share of the respective Funds was exchanged for three, five or ten shares, as described below, effective after the close of business on July 14, 2023. The transactions did not change the net assets of the Funds or the net asset value of any shareholder’s investment in the Funds.

Fund	Stock Split Ratio

S&P 500® Pure Growth ETF	5 to 1

S&P 500® Top 50 ETF	10 to 1

S&P MidCap 400® Pure Growth ETF	5 to 1

S&P SmallCap 600® Pure Growth ETF	3 to 1

58

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF (seven of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations for the year ended April 30, 2024, the statements of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2024, and each of the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 27, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

59

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2023 through April 30, 2024.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco S&P 500® Pure Growth ETF (RPG)

Actual	$1,000.00	$1,180.30	0.35%	$1.90

Hypothetical (5% return before expenses)	1,000.00	1,023.12	0.35	1.76

Invesco S&P 500® Pure Value ETF (RPV)

Actual	1,000.00	1,218.40	0.35	1.93

Hypothetical (5% return before expenses)	1,000.00	1,023.12	0.35	1.76

Invesco S&P 500® Top 50 ETF (XLG)

Actual	1,000.00	1,216.30	0.20	1.10

Hypothetical (5% return before expenses)	1,000.00	1,023.87	0.20	1.01

Invesco S&P MidCap 400® Pure Growth ETF (RFG)

Actual	1,000.00	1,274.60	0.35	1.98

Hypothetical (5% return before expenses)	1,000.00	1,023.12	0.35	1.76

Invesco S&P MidCap 400® Pure Value ETF (RFV)

Actual	1,000.00	1,191.90	0.35	1.91

Hypothetical (5% return before expenses)	1,000.00	1,023.12	0.35	1.76

60

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

Actual	$1,000.00	$1,213.70	0.35%	$1.93

Hypothetical (5% return before expenses)	1,000.00	1,023.12	0.35	1.76

Invesco S&P SmallCap 600® Pure Value ETF (RZV)

Actual	1,000.00	1,175.50	0.35	1.89

Hypothetical (5% return before expenses)	1,000.00	1,023.12	0.35	1.76

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2024. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

61

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2024:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco S&P 500® Pure Growth ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Pure Value ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Top 50 ETF	0%	100%	100%	0%	0%

Invesco S&P MidCap 400® Pure Growth ETF	0%	100%	100%	0%	0%

Invesco S&P MidCap 400® Pure Value ETF	0%	100%	100%	0%	0%

Invesco S&P SmallCap 600® Pure Growth ETF	12%	84%	81%	0%	0%

Invesco S&P SmallCap 600® Pure Value ETF	0%	100%	100%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

62

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2024

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider) (1988-2001).	214	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, First Eagle Alternative Credit LLC (2020-2023), Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Chikaming Open Lands (2014-2023); Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

65

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

66

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	214

Board Director,

Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); Council on Children’s and Women’s Health (2012-Present); formerly, Governing Council Member (2016-2023) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

67

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

68

Trustees and Officers–(continued)

The President, Principal Executive Officer and the other executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below.

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Brian Hartigan–1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2023	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023-Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023-Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020-Present); Manager and President, Invesco Investment Advisers LLC (2020-Present) and and Manager, Invesco Indexing LLC (2023 – Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020-2023); Global Head of ETF Investments (2017-2020); Head of Investments-PowerShares (2015-2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010-2015).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer (2020-Present), Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

69

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal - ETFs and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC, Manager, Invesco Investment Advisers LLC (2024-Present); formerly, Assistant Secretary, Invesco Investment Advisers LLC (2020-2024); Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- 2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

70

Trustees and Officers–(continued)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

71

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2024, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Bloomberg Analyst Rating Improvers ETF	Invesco S&P 500® Equal Weight Industrials ETF
Invesco Bloomberg MVP Multi-factor ETF	Invesco S&P 500® Equal Weight Materials ETF
Invesco Dow Jones Industrial Average Dividend ETF	Invesco S&P 500® Equal Weight Real Estate ETF
Invesco NASDAQ Internet ETF	Invesco S&P 500® Equal Weight Technology ETF
Invesco Next Gen Connectivity ETF	Invesco S&P 500® Equal Weight Utilities ETF
Invesco S&P 500 BuyWrite ETF	Invesco S&P 500® Pure Growth ETF
Invesco S&P 500® Equal Weight Communication Services ETF	Invesco S&P 500® Pure Value ETF
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Invesco S&P 500® Top 50 ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	Invesco S&P MidCap 400® GARP ETF
Invesco S&P 500® Equal Weight Energy ETF	Invesco S&P MidCap 400® Pure Growth ETF
Invesco S&P 500® Equal Weight ETF	Invesco S&P MidCap 400® Pure Value ETF
Invesco S&P 500® Equal Weight Financials ETF	Invesco S&P SmallCap 600® Pure Growth ETF
Invesco S&P 500® Equal Weight Health Care ETF	Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2023, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

72

Approval of Investment Advisory Contracts–(continued)

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●	0.29% of the Fund’s average daily net assets for each of Invesco S&P 500 BuyWrite ETF and Invesco Bloomberg MVP Multi-factor ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® GARP ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

●

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Bloomberg Analyst Rating Improvers ETF			X

Invesco Bloomberg MVP Multi-factor ETF			X

Invesco Dow Jones Industrial Average Dividend ETF	X	X	X

Invesco NASDAQ Internet ETF			X

Invesco Next Gen Connectivity ETF	X	N/A	X

Invesco S&P 500 BuyWrite ETF	X	N/A	X

Invesco S&P 500® Equal Weight Communication Services ETF	X		X

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X

Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X

Invesco S&P 500® Equal Weight Energy ETF	X		X

Invesco S&P 500® Equal Weight ETF	X		X

Invesco S&P 500® Equal Weight Financials ETF	X		X

Invesco S&P 500® Equal Weight Health Care ETF	X		X

Invesco S&P 500® Equal Weight Industrials ETF	X		X

Invesco S&P 500® Equal Weight Materials ETF	X		X

Invesco S&P 500® Equal Weight Real Estate ETF			X

Invesco S&P 500® Equal Weight Technology ETF	X		X

Invesco S&P 500® Equal Weight Utilities ETF	X	X	X

Invesco S&P 500® Pure Growth ETF	X	X	X

Invesco S&P 500® Pure Value ETF			X

Invesco S&P 500® Top 50 ETF			X

Invesco S&P MidCap 400® GARP ETF			X

Invesco S&P MidCap 400® Pure Growth ETF			X

Invesco S&P MidCap 400® Pure Value ETF		X	X

Invesco S&P SmallCap 600® Pure Growth ETF			X

Invesco S&P SmallCap 600® Pure Value ETF		X	X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

73

Approval of Investment Advisory Contracts–(continued)

The Board noted that, effective March 25, 2023, Invesco Raymond James SB-1 Equity ETF converted to Invesco Bloomberg Analyst Rating Improvers ETF and the Fund’s management fee was reduced by 35 basis points. In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Bloomberg Analyst Rating Improvers ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco S&P 500® Equal Weight ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

74

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2024 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST1-AR-3	invesco.com/ETFs

Invesco Annual Report to Shareholders April 30, 2024
PYZ Invesco Dorsey Wright Basic Materials Momentum ETF

PEZ Invesco Dorsey Wright Consumer Cyclicals Momentum ETF

PSL Invesco Dorsey Wright Consumer Staples Momentum ETF

PXI Invesco Dorsey Wright Energy Momentum ETF

PFI Invesco Dorsey Wright Financial Momentum ETF

PTH Invesco Dorsey Wright Healthcare Momentum ETF

PRN Invesco Dorsey Wright Industrials Momentum ETF

PTF Invesco Dorsey Wright Technology Momentum ETF

PUI Invesco Dorsey Wright Utilities Momentum ETF

PNQI Invesco NASDAQ Internet ETF

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

2

The Market Environment

Domestic Equity

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March 2023 banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies exceeding earnings and revenue estimates. Facing persistently strong employment data, the US Federal Reserve (the Fed) raised the federal funds rate by 0.25% at its May 2023 meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, in July 2023, the Consumer Price Index (CPI) rose by 0.2% and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%.1 The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak of 9.1%.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,”1 which prompted a strong equity rally into 2023 year-end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

US equity markets rallied in the first quarter of 2024. In February, the S&P 500 Index closed above the 5,000 milestone for the first time.3 The US economy defied recession predictions, achieving a growth rate of 2.5% in 2023 and the labor market remained robust, with continued payroll gains and unemployment still historically low – below 4%.2 Inflation, however, remained persistent. January and February increases in the CPI were higher than expected, leading the Fed to defer its proposed interest rate cuts to the second half of 2024.1

Still, investors were mostly pleased by corporate earnings growth, except for three of the so-called “Magnificent Seven” stocks. Apple, Alphabet and Tesla’s stock prices suffered due to disappointing earnings, sales and revenue, or weak forward guidance. Although the stock market had a strong start in 2024, the stock market retreated in April. As consumer spending and a strong labor market were driving economic activity, inflation and interest rate concerns persisted and investors feared another delay in expected rate cuts by the Fed, or worse, rate hikes.

Despite continued higher rates and increased market volatility, US stocks for the fiscal year had strong positive returns of 22.66%, as measured by the S&P 500 Index.4

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg LP

4 Source: Morningstar Direct

Global Equity

The global equity rally that occurred in the first half of 2023 came to an end in the third quarter of 2023, as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the third quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed global equities underperformed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

In a reversal from the third quarter, global equities rebounded strongly in the fourth quarter of 2023. Previous concerns about interest rates staying “higher for longer” abated, and investors focused on possible interest rate cuts during 2024. In this environment, most major asset classes and sectors performed well, with US stocks outperforming international stocks and growth stocks outperforming value stocks. The energy sector was an exception, ending the fourth quarter in negative territory, hampered by falling oil prices. Developed global equities outperformed emerging market equities. Within emerging markets, Chinese equities extended their decline from the prior quarter, but positive performance in other emerging regions, particularly Latin America, offset those results.

Global equity returns were mostly positive for the first quarter of 2024, with developed market equities outperforming emerging market equities. Japanese equities were among the best-performing within developed markets, benefiting from corporate governance regulatory reforms. Further, after almost two decades, the Bank of Japan raised its benchmark

3

The Market Environment–(continued)

interest rate, ending negative interest rates. US equities also performed well during the first quarter of 2024, led by mega-cap growth stocks. Within emerging market equities, Latin America stocks were weak, particularly in Brazil. Chinese equities also ended the quarter in negative territory, despite a February rebound that followed several positive government actions.

Both developed and emerging market equities finished the fiscal year ended April 30, 2024, in positive territory, with developed market equities outperforming emerging market equities.

4

PYZ	Management’s Discussion of Fund Performance
Invesco Dorsey Wright Basic Materials Momentum ETF (PYZ)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco DWA Basic Materials Momentum ETF to Invesco Dorsey Wright Basic Materials Momentum ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Basic Materials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the basic materials sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark IndexTM, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the basic materials sector for inclusion in the Index. Companies in the basic materials sector, as determined by the Index Provider, are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 8.22%. On a net asset value (“NAV”) basis, the Fund returned 8.16%. During the same time period, the Index returned 8.69%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Materials Index (the “Benchmark Index”) returned 12.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the materials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large- capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the steel and commodity chemicals sub-industries and most underweight in the industrial gases and specialty chemicals sub-industries during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection within the specialty chemicals and commodity chemicals sub-industries, followed by its relative underweight allocation to the construction materials sub-industry.

For the fiscal year ended April 30, 2024, the steel sub-industry contributed most significantly to the Fund’s return, followed by the specialty chemicals sub-industry. The fertilizers & agricultural chemicals and the metal glass & plastic containers sub-industries were the largest detractors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Carpenter Technology Corp., a steel company (portfolio average weight of 2.56%), and ATI, Inc., a steel company (portfolio average weight of 2.64%). Positions that detracted most significantly from the Fund’s return during this period included PureCycle Technologies, Inc., a commodity chemicals company (portfolio average weight of 1.17%), and FMC Corp., a fertilizers & agricultural chemicals company (portfolio average weight of 0.84%).

5

Invesco Dorsey Wright Basic Materials Momentum ETF (PYZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Steel	22.10
Specialty Chemicals	19.25
Commodity Chemicals	15.72
Fertilizers & Agricultural Chemicals	7.39
Industrial Gases	7.05
Paper & Plastic Packaging Products & Materials	6.02
Sub-Industry Types Each Less than 3%	22.45
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Avery Dennison Corp.	4.33
Steel Dynamics, Inc.	4.33
Reliance, Inc.	3.93
LyondellBasell Industries N.V., Class A	3.78
Linde PLC	3.71
Nucor Corp.	3.62
Air Products and Chemicals, Inc.	3.34
ATI, Inc.	3.30
Westlake Corp.	2.40
RPM International, Inc.	2.35
Total	35.09

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Basic Materials Technical Leaders Index	8.69%	2.26%	6.94%	9.60%	58.17%	7.10%	98.53%	9.40%	383.73%
S&P 500® Materials Index	12.33	4.37	13.69	11.44	71.89	8.63	128.72	8.31	306.18
Fund
NAV Return	8.16	1.72	5.24	8.95	53.49	6.43	86.42	8.59	324.92
Market Price Return	8.22	1.71	5.23	8.95	53.54	6.43	86.51	8.60	325.16

6

Invesco Dorsey Wright Basic Materials Momentum ETF (PYZ) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.73% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Basic Materials Technical Leaders Index performance is comprised of the performance of the Dynamic Basic Materials Sector Intellidex® Index, the Fund’s previous underlying index, from Fund inception prior to the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

7

PEZ	Management’s Discussion of Fund Performance
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF (PEZ)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco DWA Consumer Cyclicals Momentum ETF to Invesco Dorsey Wright Consumer Cyclicals Momentum ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Consumer Cyclicals Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark IndexTM, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the consumer discretionary sector, as determined by the Index Provider, for inclusion in the Index. Companies in the consumer discretionary sector are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and home construction and furnishing.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 31.27%. On a net asset value (“NAV”) basis, the Fund returned 31.38%. During the same time period, the Index returned 32.01%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Consumer Discretionary Index (the “Benchmark Index”) returned 24.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the consumer discretionary sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track the Index, which employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large- capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the homebuilding sub-industry and most underweight in the broadline retail sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s relative overweight allocation to the homebuilding sub-industry and security selection in the automotive retail sub-industry.

For the fiscal year ended April 30, 2024, the homebuilding sub-industry contributed most significantly to the Fund’s return followed by the automotive retail sub-industry. The apparel accessories & luxury goods sub-industry detracted most significantly from the Fund’s return, followed by the leisure facilities sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Abercrombie & Fitch Co., Class A, an apparel retail company (portfolio average weight of 2.95%), and Carvana Co., an automotive retail company (portfolio average weight of 2.46%). Positions that detracted most significantly from the Fund’s return during this period included Tapestry, Inc., an apparel accessories & luxury goods company (no longer held at fiscal year-end), and Carnival Corp., a hotel resorts & cruise lines company (no longer held at fiscal year-end).

8

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF (PEZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Homebuilding	20.81
Restaurants	15.48
Apparel Retail	7.45
Automotive Parts & Equipment	7.42
Other Specialty Retail	7.01
Apparel, Accessories & Luxury Goods	5.79
Hotels, Resorts & Cruise Lines	5.49
Health Care Distributors	5.45
Casinos & Gaming	4.76
Footwear	3.69
Home Furnishings	3.64
Sub-Industry Types Each Less than 3%	13.04
Money Market Funds Plus Other Assets Less Liabilities	(0.03)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Modine Manufacturing Co.	5.87
Abercrombie & Fitch Co., Class A	5.28
Chipotle Mexican Grill, Inc.	5.12
Dick’s Sporting Goods, Inc.	4.82
Wingstop, Inc.	4.02
Toll Brothers, Inc.	3.81
Deckers Outdoor Corp.	3.69
Tempur Sealy International, Inc.	3.64
Royal Caribbean Cruises Ltd.	3.20
Duolingo, Inc.	2.94
Total	42.39

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Consumer Cyclicals Technical Leaders Index	32.01%	1.33%	4.03%	10.69%	66.16%	9.59%	149.90%	8.70%	332.33%
S&P 500® Consumer Discretionary Index	24.33	0.49	1.48	9.33	56.22	12.21	216.50	10.99	523.84
Fund
NAV Return	31.38	0.78	2.35	10.13	62.04	9.01	136.97	8.09	291.87
Market Price Return	31.27	0.79	2.39	10.13	61.97	9.02	137.23	8.09	291.92

9

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF (PEZ) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.01% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Consumer Cyclicals Technical Leaders Index performance is comprised of the performance of the Dynamic Consumer Discretionary Sector Intellidex® Index, the Fund’s previous underlying index, from Fund inception prior to the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

10

PSL	Management’s Discussion of Fund Performance
Invesco Dorsey Wright Consumer Staples Momentum ETF (PSL)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco DWA Consumer Staples Momentum ETF to Invesco Dorsey Wright Consumer Staples Momentum ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Consumer Staples Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer staples sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark IndexTM, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the consumer staples sector, as determined by the Index Provider, for inclusion in the Index. Companies in the consumer staples sector are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverages, and non-discretionary retail goods and services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 7.18%. On a net asset value (“NAV”) basis, the Fund returned 7.17%. During the same time period, the Index returned 7.81%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Consumer Staples Index (the “Benchmark Index”) returned 2.55%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the consumer staples sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large- capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the personal care products sub-industry and most underweight in the consumer staples merchandise retail sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the personal care products and the food retail sub-industries.

For the fiscal year ended April 30, 2024, the personal care products sub-industry contributed most significantly to the Fund’s return, followed by the food retail sub-industry. The packaged foods & meats sub-industry detracted most significantly from the Fund’s return, followed by the tobacco sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included e.l.f. Beauty, Inc., a personal care products company (portfolio average weight of 5.06%), and Sprouts Farmers Market, Inc., a food retail company (portfolio average weight of 3.29%). Positions that detracted most significantly from the Fund’s return during this period included Hershey Co., a packaged foods & meats company (no longer held at fiscal year-end), and General Mills, Inc., a packaged foods & meats company (no longer held at fiscal year-end).

11

Invesco Dorsey Wright Consumer Staples Momentum ETF (PSL) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Education Services	16.17
Packaged Foods & Meats	14.93
Soft Drinks & Non-alcoholic Beverages	12.43
Personal Care Products	11.34
Food Retail	11.10
Household Products	10.25
Food Distributors	7.62
Specialized Consumer Services	7.02
Consumer Staples Merchandise Retail	4.17
Sub-Industry Types Each Less than 3%	4.93
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Church & Dwight Co., Inc.	4.51
Costco Wholesale Corp.	4.17
Sprouts Farmers Market, Inc.	4.06
Service Corp. International	3.99
e.l.f. Beauty, Inc.	3.88
Procter & Gamble Co. (The)	3.68
Casey’s General Stores, Inc.	3.55
Kroger Co. (The)	3.49
Celsius Holdings, Inc.	3.37
PepsiCo, Inc.	3.25
Total	37.95

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Consumer Staples Technical Leaders Index	7.81%	1.95%	5.96%	7.16%	41.33%	10.00%	159.34%	9.93%	426.53%
S&P 500® Consumer Staples Index	2.55	6.90	22.15	9.22	55.42	8.86	133.70	9.67	405.13
Fund
NAV Return	7.17	1.44	4.37	6.60	37.62	9.37	144.87	9.24	371.99
Market Price Return	7.18	1.42	4.33	6.60	37.68	9.37	144.98	9.24	371.95

12

Invesco Dorsey Wright Consumer Staples Momentum ETF (PSL) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.73% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Consumer Staples Technical Leaders Index performance is comprised of the performance of the Dynamic Consumer Staples Sector Intellidex® Index, the Fund’s previous underlying index, from Fund inception prior to the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

13

PXI	Management’s Discussion of Fund Performance
Invesco Dorsey Wright Energy Momentum ETF (PXI)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco DWA Energy Momentum ETF to Invesco Dorsey Wright Energy Momentum ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Energy Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the energy sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark IndexTM, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the energy sector, as determined by the Index Provider, for inclusion in the Index.

Companies in the energy sector are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 25.26%. On a net asset value (“NAV”) basis, the Fund returned 25.17%. During the same time period, the Index returned 25.86%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Energy Index (the “Benchmark Index”) returned 13.04%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 20 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the energy sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large- capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas equipment & services sub-industry and most underweight in the integrated oil & gas sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to security selection in the oil & gas exploration & production sub-industry and an underweight allocation to the integrated oil & gas sub-industry.

For the fiscal year ended April 30, 2024, the oil & gas equipment & services sub-industry contributed most significantly to the Fund’s return. The coal & consumable fuels sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Alpha Metallurgical Resources, Inc., a steel company (portfolio average weight of 4.64%), and Weatherford International PLC, an oil & gas equipment & services company (portfolio average weight of 4.87%). Positions that detracted most significantly from the Fund’s return during this period included Centrus Energy Corp., Class A, a coal & consumable fuels company (no longer held at fiscal year-end), and Aemetis, Inc., an oil & gas refining & marketing company (no longer held at fiscal year-end).

14

Invesco Dorsey Wright Energy Momentum ETF (PXI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Oil & Gas Exploration & Production	41.51
Oil & Gas Equipment & Services	18.03
Oil & Gas Refining & Marketing	14.13
Oil & Gas Storage & Transportation	8.05
Integrated Oil & Gas	6.95
Steel	6.29
Oil & Gas Drilling	5.04
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Weatherford International PLC	4.68
Alpha Metallurgical Resources, Inc.	4.14
Cheniere Energy, Inc.	4.08
Diamondback Energy, Inc.	4.06
Targa Resources Corp.	3.97
Chord Energy Corp.	3.74
Murphy Oil Corp.	3.17
PBF Energy, Inc., Class A	3.16
Permian Resources Corp.	3.11
Texas Pacific Land Corp.	2.98
Total	37.09

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Energy Technical Leaders Index	25.86%	28.09%	110.15%	11.30%	70.82%	(0.18)%	(1.80)%	5.44%	153.48%
S&P 500® Energy Index	13.04	29.41	116.73	12.67	81.58	4.13	49.94	6.30	192.31
Fund
NAV Return	25.17	27.44	106.97	10.74	66.54	(0.73)	(7.04)	4.83	129.04
Market Price Return	25.26	27.41	106.83	10.75	66.59	(0.72)	(6.93)	4.84	129.28

15

Invesco Dorsey Wright Energy Momentum ETF (PXI) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.70% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Energy Technical Leaders Index performance is comprised of the performance of the Dynamic Energy Sector Intellidex® Index, the Fund’s previous underlying index, from Fund inception prior to the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

16

PFI	Management’s Discussion of Fund Performance
Invesco Dorsey Wright Financial Momentum ETF (PFI)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco DWA Financial Momentum ETF to Invesco Dorsey Wright Financial Momentum ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Financials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the financials sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark IndexTM, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the financials sector, as determined by the Index Provider, for inclusion in the Index.

Companies in the financials sector are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 17.24%. On a net asset value (“NAV”) basis, the Fund returned 17.05%. During the same time period, the Index returned 17.61%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned 24.02%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 70 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the financials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large- capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the insurance brokers sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection within the property & casualty insurance sub-industry and a relative underweight allocation to the diversified banks sub-industry.

For the fiscal year ended April 30, 2024, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the asset management & custody banks sub-industry. The property & casualty insurance sub-industry detracted most significantly from the Fund’s return, followed by the consumer finance sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included FTAI Aviation Ltd., a trading companies & distributors company (portfolio average weight of 1.76%), and Ares Management Corp., Class A, an asset management & custody banks company (portfolio average weight of 3.77%). Positions that detracted most significantly from the Fund’s return during this period included Kinsale Capital Group, Inc., a property & casualty insurance company (portfolio average weight of 1.67%), and Upstart Holdings, Inc., a consumer finance company (no longer held at fiscal year-end).

17

Invesco Dorsey Wright Financial Momentum ETF (PFI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Property & Casualty Insurance	13.39
Asset Management & Custody Banks	10.45
Consumer Finance	9.59
Insurance Brokers	9.16
Transaction & Payment Processing Services	9.15
Investment Banking & Brokerage	8.05
Diversified Banks	7.11
Diversified Financial Services	5.72
Commercial & Residential Mortgage Finance	5.68
Financial Exchanges & Data	4.27
Retail REITs	3.18
Sub-Industry Types Each Less than 3%	14.21
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Mastercard, Inc., Class A	5.67
Ares Management Corp., Class A	4.79
JPMorgan Chase & Co.	4.25
Kinsale Capital Group, Inc.	4.12
Apollo Global Management, Inc.	4.01
Visa, Inc., Class A	3.48
KKR & Co., Inc., Class A	3.05
Arthur J. Gallagher & Co.	2.97
Mr. Cooper Group, Inc.	2.96
First Citizens BancShares, Inc., Class A	2.86
Total	38.16

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Financials Technical Leaders Index	17.61%	(0.71)%	(2.12)%	8.11%	47.66%	7.63%	108.57%	5.81%	169.53%
S&P 500® Financials Index	24.02	5.70	18.11	9.89	60.25	10.76	177.84	4.14	103.80
Fund
NAV Return	17.05	(1.28)	(3.79)	7.48	43.42	6.97	96.07	5.08	138.60
Market Price Return	17.24	(1.29)	(3.82)	7.51	43.64	6.98	96.41	5.09	138.85

18

Invesco Dorsey Wright Financial Momentum ETF (PFI) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.79% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Financials Technical Leaders Index performance is comprised of the performance of the Dynamic Financial Sector Intellidex® Index, the Fund’s previous underlying index, from Fund inception prior to the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

19

PTH	Management’s Discussion of Fund Performance
Invesco Dorsey Wright Healthcare Momentum ETF (PTH)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco DWA Healthcare Momentum ETF to Invesco Dorsey Wright Healthcare Momentum ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Healthcare Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the healthcare sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark IndexTM, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the healthcare sector, as determined by the Index Provider, for inclusion in the Index.

Companies in the healthcare sector are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 1.32%. On a net asset value (“NAV”) basis, the Fund returned 1.28%. During the same time period, the Index returned 1.73%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Health Care Index (the “Benchmark Index”) returned 6.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 65 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the healthcare sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large- capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the health care equipment sub-industry, followed by a relative overweight allocation to the health care technology sub-industry.

For the fiscal year ended April 30, 2024, the biotechnology sub-industry contributed most significantly to the Fund’s return, followed by the pharmaceuticals sub-industry. The health care equipment sub-industry detracted most significantly from the Fund’s return, followed by the health care technology sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included CymaBay Therapeutics, Inc., a biotechnology company (no longer held at fiscal year-end), and Viking Therapeutics, Inc., a biotechnology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Akero Therapeutics, Inc., a biotechnology company (no longer held at fiscal year-end), and Apellis Pharmaceuticals, Inc., a biotechnology company (no longer held at fiscal year-end).

20

Invesco Dorsey Wright Healthcare Momentum ETF (PTH) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Biotechnology	54.82
Pharmaceuticals	13.16
Health Care Equipment	7.72
Health Care Services	6.21
Health Care Facilities	6.13
Life Sciences Tools & Services	4.41
Sub-Industry Types Each Less than 3%	7.46
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Eli Lilly and Co.	5.25
IDEXX Laboratories, Inc.	4.56
Medpace Holdings, Inc.	4.41
Alpine Immune Sciences, Inc.	4.33
Tenet Healthcare Corp.	3.49
ImmunityBio, Inc.	3.13
Natera, Inc.	2.82
Cencora, Inc.	2.80
Vera Therapeutics, Inc.	2.64
Regeneron Pharmaceuticals, Inc.	2.61
Total	36.04

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—Dorsey Wright® Healthcare Technical Leaders Index	1.73%	(7.60)%	(21.11)%	9.87%	60.09%	10.99%	183.69%	10.24%	453.56%
S&P 500® Health Care Index	6.90	6.73	21.57	11.48	72.22	11.14	187.66	10.61	487.00
Fund
NAV Return	1.28	(8.07)	(22.30)	9.33	56.19	10.36	167.98	9.54	394.66
Market Price Return	1.32	(8.02)	(22.19)	9.36	56.39	10.36	167.98	9.54	394.66

21

Invesco Dorsey Wright Healthcare Momentum ETF (PTH) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.71% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Healthcare Technical Leaders Index performance is comprised of the performance of the Dynamic Healthcare Sector Intellidex® Index, the Fund’s previous underlying index, from Fund inception prior to the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

22

PRN	Management’s Discussion of Fund Performance
Invesco Dorsey Wright Industrials Momentum ETF (PRN)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco DWA Industrials Momentum ETF to Invesco Dorsey Wright Industrials Momentum ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Industrials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the industrials sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark IndexTM, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the industrials sector, as determined by the Index Provider, for inclusion in the Index.

Companies in the industrials sector are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing products and services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 40.11%. On a net asset value (“NAV”) basis, the Fund returned 40.00%. During the same time period, the Index returned 40.85%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the daily compounding of fees during a period of high returns.

During this same time period, the S&P 500® Industrials Index (the “Benchmark Index”) returned 23.63%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 80 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the industrials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large- capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the trading companies & distributors sub-industry and most underweight in machinery sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to a relative overweight allocation to the construction & engineering sub-industry and security selection in the building products sub-industry.

For the fiscal year ended April 30, 2024, the building products sub-industry contributed most significantly to the Fund’s return, followed by the electrical equipment sub-industry. The professional services sub-industry detracted most significantly from the Fund’s return, followed by the containers & packaging sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Builders FirstSource, Inc., a building products company (portfolio average weight of 4.17%), and Vertiv Holdings Co., Class A, an electrical components & equipment company (portfolio average weight of 1.64%). Positions that detracted most significantly from the Fund’s return during this period included NAPCO Security Technologies, Inc., an electronic equipment & instruments company (no longer held at fiscal year-end), and Bel Fuse, Inc., Class B, an electronic components company (no longer held at fiscal year-end).

23

Invesco Dorsey Wright Industrials Momentum ETF (PRN) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Construction & Engineering	17.31
Electrical Components & Equipment	16.89
Trading Companies & Distributors	15.81
Building Products	14.55
Aerospace & Defense	11.32
Diversified Support Services	7.61
Cargo Ground Transportation	6.21
Sub-Industry Types Each Less than 3%	10.33
Money Market Funds Plus Other Assets Less Liabilities	(0.03)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Cintas Corp.	4.07
HEICO Corp.	4.05
Vertiv Holdings Co., Class A	4.05
Comfort Systems USA, Inc.	3.67
Copart, Inc.	3.54
Trane Technologies PLC	3.49
Quanta Services, Inc.	3.44
AMETEK, Inc.	3.44
Hubbell, Inc.	3.42
Builders FirstSource, Inc.	3.16
Total	36.33

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—Dorsey Wright® Industrials Technical Leaders Index	40.85%	9.89%	32.68%	16.82%	117.53%	12.15%	214.87%	11.28%	552.51%
S&P 500® Industrials Index	23.63	7.83	25.39	11.25	70.41	10.56	173.01	9.25	372.11
Fund
NAV Return	40.00	9.25	30.38	16.15	111.36	11.46	196.05	10.47	473.87
Market Price Return	40.11	9.31	30.61	16.17	111.56	11.48	196.56	10.48	474.62

24

Invesco Dorsey Wright Industrials Momentum ETF (PRN) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.65% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Industrials Technical Leaders Index performance is comprised of the performance of the Dynamic Industrials Sector Intellidex® Index, the Fund’s previous underlying index, from Fund inception prior to the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

25

PTF	Management’s Discussion of Fund Performance
Invesco Dorsey Wright Technology Momentum ETF (PTF)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco DWA Technology Momentum ETF to Invesco Dorsey Wright Technology Momentum ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Technology Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the technology sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark IndexTM, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the technology sector, as determined by the Index Provider, for inclusion in the Index.

Companies in the technology sector are principally engaged in the business of providing technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and wireless communication technologies.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 34.13%. On a net asset value (“NAV”) basis, the Fund returned 34.07%. During the same time period, the Index returned 34.60%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Information Technology Index (the “Benchmark Index”) returned 37.46%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 65 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the technology sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large- capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and most underweight in the systems software sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection in the semiconductors and systems software sub-industries.

For the fiscal year ended April 30, 2024, the application software sub-industry contributed most significantly to the Fund’s return, followed by the semiconductors sub-industry. The advertising sub-industry detracted most significantly from the Fund’s return, followed by the electronic equipment & instruments sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Super Micro Computer, Inc., a technology hardware, storage & peripherals company (no longer held at fiscal year-end) and NVIDIA Corp., a semiconductors company (portfolio average weight of 4.18%). Positions that detracted most significantly from the Fund’s return during this period included Presto Automation, Inc., an electronic equipment & instruments company (no longer held at fiscal year-end), and Cardlytics, Inc., an advertising company (portfolio average weight of 0.53%).

26

Invesco Dorsey Wright Technology Momentum ETF (PTF) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Application Software	38.56
Semiconductors	18.41
Semiconductor Materials & Equipment	11.68
Systems Software	7.54
Technology Hardware, Storage & Peripherals	7.02
Internet Services & Infrastructure	5.53
Advertising	4.68
Communications Equipment	3.75
IT Consulting & Other Services	2.84
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
NVIDIA Corp.	4.83
Dell Technologies, Inc., Class C	4.49
KLA Corp.	4.39
AppLovin Corp., Class A	4.26
Broadcom, Inc.	4.23
Cadence Design Systems, Inc.	4.22
Nutanix, Inc., Class A	3.84
Arista Networks, Inc.	3.75
Fair Isaac Corp.	3.69
Synopsys, Inc.	3.32
Total	41.02

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Technology Technical Leaders Index	34.60%	4.75%	14.94%	18.27%	131.42%	18.22%	433.01%	11.92%	621.93%
S&P 500® Information Technology Index	37.46	14.82	51.38	22.46	175.45	21.25	586.95	15.67	1187.24
Fund
NAV Return	34.07	4.20	13.13	17.62	125.12	17.55	403.60	11.21	545.94
Market Price Return	34.13	4.21	13.17	17.59	124.83	17.54	403.44	11.21	545.96

27

Invesco Dorsey Wright Technology Momentum ETF (PTF) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.71% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Technology Technical Leaders Index performance is comprised of the performance of the Dynamic Technology Sector Intellidex® Index, the Fund’s previous underlying index, from Fund inception prior to the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

28

PUI	Management’s Discussion of Fund Performance
Invesco Dorsey Wright Utilities Momentum ETF (PUI)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco DWA Utilities Momentum ETF to Invesco Dorsey Wright Utilities Momentum ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Utilities Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the utilities sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the Nasdaq US Benchmark IndexTM, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the utilities sector, as determined by the Index Provider, for inclusion in the Index.

Companies in the utilities sector are principally engaged in providing energy, water, natural gas or telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line telephone services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication”

methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 3.64%. On a net asset value (“NAV”) basis, the Fund returned 3.64%. During the same time period, the Index returned 4.23%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Utilities Index (the “Benchmark Index”) returned 0.20%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the utilities sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large- capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the gas utilities sub-industry and most underweight in the electric utilities sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the independent power producers & energy traders and electric utilities sub-industries.

For the fiscal year ended April 30, 2024, the independent power producers & energy traders sub-industry contributed most significantly to the Fund’s return, followed by the electric utilities sub-industry. The gas utilities sub-industry detracted most significantly from the Fund’s return, followed by the renewable electricity sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Vistra Corp., an independent power products & energy traders company (portfolio average weight of 3.37%), and Constellation Energy Corp., an electric utilities company (portfolio average weight of 4.12%). Positions that detracted most significantly from the Fund’s return during this period included AES Corp., an independent power products & energy traders company (no longer held at fiscal year-end), and NextEra Energy, Inc., an electric utilities company (no longer held at fiscal year-end).

29

Invesco Dorsey Wright Utilities Momentum ETF (PUI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Electric Utilities	46.05
Multi-Utilities	26.94
Gas Utilities	8.26
Integrated Telecommunication Services	7.05
Independent Power Producers & Energy Traders	4.38
Oil & Gas Storage & Transportation	3.94
Water Utilities	3.22
Money Market Funds Plus Other Assets Less Liabilities	0.16

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Vistra Corp.	4.38
Constellation Energy Corp.	4.09
ONEOK, Inc.	3.94
NRG Energy, Inc.	3.91
Southern Co. (The)	3.85
DTE Energy Co.	3.70
Atmos Energy Corp.	3.64
PG&E Corp.	3.51
NiSource, Inc.	3.50
Sempra	3.45
Total	37.97

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—Dorsey Wright® Utilities Technical Leaders Index	4.23%	2.45%	7.52%	4.05%	21.97%	7.48%	105.75%	7.95%	311.92%
S&P 500® Utilities Index	0.20	3.26	10.11	6.02	33.96	8.08	117.49	8.18	328.65
Fund
NAV Return	3.64	1.85	5.67	3.45	18.47	6.85	93.93	7.23	263.84
Market Price Return	3.64	1.90	5.81	3.45	18.47	6.86	94.14	7.23	264.33

30

Invesco Dorsey Wright Utilities Momentum ETF (PUI) (continued)

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.78% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Utilities Technical Leaders Index performance is comprised of the performance of the Dynamic Utilities Intellidex® Index, the Fund’s previous underlying index, from Fund inception prior to the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

31

PNQI	Management’s Discussion of Fund Performance
Invesco NASDAQ Internet ETF (PNQI)

As an index fund, the Invesco NASDAQ Internet ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ CTA Internet IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) compiles the Index, which is designed to track the performance of companies engaged in Internet-related businesses that are listed on the New York Stock Exchange, NYSE American, Cboe BZX Exchange or The Nasdaq Stock Market. Companies in the Index include companies whose primary business includes Internet-related services including, but not limited to, Internet software, Internet search engines, web hosting, website design or Internet retail commerce as determined by the Consumer Technology Association (“CTA”). The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 35.60%. On a net asset value (“NAV”) basis, the Fund returned 35.61%. During the same time period, the Index returned 36.43%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the daily compounding of fees during a period of high returns.

During this same time period, the NASDAQ-100® Index (the “Benchmark Index”) returned 32.77%. The Benchmark Index is an unmanaged, modified market-capitalization weighted index based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that consists of companies engaged in Internet-related businesses, whereas the Benchmark Index consists of approximately 100 of the largest non-financial companies listed on the NASDAQ Stock Market, which may include companies that are not engaged in internet related businesses.

Relative to the Benchmark Index, the Fund was most overweight in the broadline retail sub-industry and most underweight in the semiconductors sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s relative underweight allocation to the technology hardware storage sub-industry, followed by the Fund’s relative overweight allocation to the interactive media & services sub-industry.

For the fiscal year ended April 30, 2024, the interactive media & services sub-industry contributed most significantly to the Fund’s return, followed by the broadline retail sub-industry. The transaction & payment processing services sub-industry detracted most significantly from the Fund’s return, followed by the interactive home entertainment sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Meta Platforms, Inc., Class A, an interactive media & services company (portfolio average weight of 8.88%), and Amazon.com, Inc., a broadline retail company (portfolio average weight of 8.17%). Positions that detracted most significantly from the Fund’s return during this period included PayPal Holdings, Inc., a transaction & payment processing services company (portfolio average weight of 2.94%), and Sea Ltd., ADR, an interactive home entertainment company (portfolio average weight of 0.83%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Interactive Media & Services	19.42
Broadline Retail	16.63
Movies & Entertainment	10.14
Application Software	9.56
Systems Software	8.00
Hotels, Resorts & Cruise Lines	7.95
Technology Hardware, Storage & Peripherals	7.76
Internet Services & Infrastructure	5.68
Passenger Ground Transportation	3.65
Sub-Industry Types Each Less than 3%	11.21
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Alphabet, Inc., Class C	9.70
Amazon.com, Inc.	8.16
Apple, Inc.	7.76
Microsoft Corp.	7.75
Meta Platforms, Inc., Class A	7.23
Walt Disney Co. (The)	4.10
Booking Holdings, Inc.	4.10
Netflix, Inc.	3.77
Salesforce, Inc.	3.59
Uber Technologies, Inc.	3.43
Total	59.59

*	Excluding money market fund holdings.

32

Invesco NASDAQ Internet ETF (PNQI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Nasdaq CTA Internet IndexSM	36.43%	(7.40)%	(20.60)%	6.60%	37.67%	12.58%	227.11%	14.57%	767.73%
Nasdaq-100® Index	32.77	8.84	28.94	18.53	133.97	18.35	439.19	16.05	963.43
Fund
NAV Return	35.61	(7.93)	(21.95)	5.99	33.77	11.95	209.30	13.95	695.95
Market Price Return	35.60	(7.96)	(22.03)	6.00	33.80	11.97	209.87	13.84	683.52

Fund Inception: June 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

33

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 14, 2024, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2023 through December 31, 2023 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the end of an aggressive rate hike cycle, signs that inflation was abating and market liquidity was reverting to normal, and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

34

Invesco Dorsey Wright Basic Materials Momentum ETF (PYZ)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Aluminum-2.71%
Century Aluminum Co.(b)(c)	58,831	$1,020,718
Kaiser Aluminum Corp.	7,862	711,432

		1,732,150

Automotive Retail-1.95%
Valvoline, Inc.(b)	29,329	1,247,069

Coal & Consumable Fuels-1.73%
Uranium Energy Corp.(b)(c)	163,905	1,106,359

Commodity Chemicals-15.72%
Cabot Corp.(c)	13,888	1,267,002
Dow, Inc.	22,971	1,307,050
Hawkins, Inc.(c)	11,920	903,179
LyondellBasell Industries N.V., Class A	24,162	2,415,475
Mativ Holdings, Inc., Class A(c)	45,505	830,921
Olin Corp.	22,753	1,189,527
PureCycle Technologies, Inc.(b)(c)	128,049	597,989
Westlake Corp.	10,425	1,536,228

		10,047,371

Construction Materials-1.97%
Summit Materials, Inc., Class A(b)	32,336	1,257,870

Copper-2.31%
Freeport-McMoRan, Inc.	29,512	1,473,829

Diversified Chemicals-2.63%
Chemours Co. (The)	30,949	827,886
Huntsman Corp.	35,814	854,522

		1,682,408

Diversified Metals & Mining-1.13%
Materion Corp.(c)	6,265	720,099

Fertilizers & Agricultural Chemicals-7.39%
CF Industries Holdings, Inc.	13,691	1,081,179
Corteva, Inc.	25,331	1,371,167
FMC Corp.	18,903	1,115,466
Scotts Miracle-Gro Co. (The)(c)	16,906	1,158,737

		4,726,549

Forest Products-2.30%
Louisiana-Pacific Corp.	20,044	1,467,020

Household Appliances-2.08%
Worthington Enterprises, Inc.(c)	23,313	1,332,571

Industrial Gases-7.05%
Air Products and Chemicals, Inc.	9,023	2,132,496
Linde PLC	5,383	2,373,687

		4,506,183

Metal, Glass & Plastic Containers-1.29%
O-I Glass, Inc.(b)(c)	55,260	826,690

Paper & Plastic Packaging Products & Materials-6.02%
Avery Dennison Corp.	12,742	2,768,582
International Paper Co.	30,841	1,077,584

		3,846,166

Paper Products-2.35%
Sylvamo Corp.	24,056	1,503,500

	Shares	Value

Specialty Chemicals-19.25%
Avient Corp.	17,836	$756,603
Balchem Corp.	3,961	560,006
Celanese Corp.	8,640	1,327,190
Ecolab, Inc.	5,743	1,298,779
Element Solutions, Inc.	40,275	931,561
H.B. Fuller Co.	10,987	820,839
Innospec, Inc.	6,310	757,200
International Flavors & Fragrances, Inc.	14,478	1,225,563
Minerals Technologies, Inc.	8,683	632,904
NewMarket Corp.	1,636	862,041
Quaker Chemical Corp.	5,573	1,039,532
RPM International, Inc.	14,072	1,504,438
Stepan Co.	7,099	589,146

		12,305,802

Steel-22.10%
ATI, Inc.(b)(c)	35,379	2,112,126
Carpenter Technology Corp.	17,372	1,488,780
Cleveland-Cliffs, Inc.(b)	62,590	1,057,771
Commercial Metals Co.	19,818	1,065,019
Nucor Corp.	13,743	2,316,108
Reliance, Inc.	8,816	2,510,093
Steel Dynamics, Inc.	21,271	2,767,783
SunCoke Energy, Inc.(c)	78,056	804,757

		14,122,437

Total Common Stocks & Other Equity Interests (Cost $56,553,244)		63,904,073

Money Market Funds-0.18%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $115,756)	115,756	115,756

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.16% (Cost $56,669,000)		64,019,829

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-11.14%
Invesco Private Government Fund, 5.29%(d)(e)(f)	2,643,560	2,643,560
Invesco Private Prime Fund, 5.46%(d)(e)(f)	4,473,350	4,474,692

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,118,689)		7,118,252

TOTAL INVESTMENTS IN SECURITIES-111.30% (Cost $63,787,689)		71,138,081
OTHER ASSETS LESS LIABILITIES-(11.30)%		(7,225,109)

NET ASSETS-100.00%		$63,912,972

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco Dorsey Wright Basic Materials Momentum ETF (PYZ)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$180,435	$2,942,232	$(3,006,911)	$-	$-	$115,756	$10,105
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	5,834,163	61,627,264	(64,817,867)	-	-	2,643,560	197,775	*
Invesco Private Prime Fund	15,002,132	126,831,160	(137,363,010)	(108)	4,518	4,474,692	527,613	*

Total	$21,016,730	$191,400,656	$(205,187,788)	$(108)	$4,518	$7,234,008	$735,493

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrowers return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF (PEZ)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.03%
Apparel Retail-7.45%
Abercrombie & Fitch Co., Class A(b)(c)	25,437	$3,091,104
Gap, Inc. (The)	62,090	1,274,087

		4,365,191

Apparel, Accessories & Luxury Goods-5.79%
Kontoor Brands, Inc.(c)	16,756	1,039,877
PVH Corp.	10,331	1,124,013
Ralph Lauren Corp.	7,517	1,230,082

		3,393,972

Automotive Parts & Equipment-7.42%
Garrett Motion, Inc. (Switzerland)(b)(c)	94,791	906,202
Modine Manufacturing Co.(b)(c)	37,143	3,440,556

		4,346,758

Automotive Retail-2.69%
Carvana Co.(b)(c)	18,981	1,573,904

Casinos & Gaming-4.76%
DraftKings, Inc., Class A(b)	37,256	1,548,359
Red Rock Resorts, Inc., Class A(c)	23,425	1,244,336

		2,792,695

Education Services-2.94%
Duolingo, Inc.(b)	7,626	1,721,569

Footwear-3.69%
Deckers Outdoor Corp.(b)	2,646	2,165,672

Health Care Distributors-5.45%
Cardinal Health, Inc.	14,481	1,492,122
McKesson Corp.	3,172	1,704,030

		3,196,152

Home Furnishings-3.64%
Tempur Sealy International, Inc.	42,578	2,131,455

Homebuilding-20.81%
Beazer Homes USA, Inc.(b)	18,442	516,929
Dream Finders Homes, Inc., Class A(b)(c)	17,641	626,256
Green Brick Partners, Inc.(b)	10,860	587,852
Installed Building Products, Inc.(c)	4,150	978,280
M/I Homes, Inc.(b)	10,016	1,164,060
NVR, Inc.(b)	192	1,428,259
PulteGroup, Inc.	13,777	1,535,033
Skyline Champion Corp.(b)(c)	12,699	952,298
Taylor Morrison Home Corp., Class A(b)	14,730	825,027
Toll Brothers, Inc.	18,765	2,235,099
TopBuild Corp.(b)	3,326	1,345,932

		12,195,025

Homefurnishing Retail-0.83%
Arhaus, Inc.(c)	38,358	485,612

Hotels, Resorts & Cruise Lines-5.49%
Hyatt Hotels Corp., Class A(c)	9,028	1,343,276
Royal Caribbean Cruises Ltd.(b)(c)	13,434	1,875,790

		3,219,066

	Shares	Value

Movies & Entertainment-2.48%
Netflix, Inc.(b)	2,643	$1,455,342

Other Specialty Retail-7.01%
Dick’s Sporting Goods, Inc.	14,054	2,824,011
Signet Jewelers Ltd.(c)	13,129	1,287,036

		4,111,047

Passenger Airlines-2.03%
SkyWest, Inc.(b)	16,255	1,187,103

Restaurants-15.48%
Chipotle Mexican Grill, Inc.(b)	950	3,001,620
DoorDash, Inc., Class A(b)	10,356	1,338,617
Sweetgreen, Inc., Class A(b)(c)	41,060	922,618
Texas Roadhouse, Inc.	9,066	1,457,631
Wingstop, Inc.	6,119	2,354,530

		9,075,016

Trading Companies & Distributors-2.07%
Beacon Roofing Supply, Inc.(b)	12,326	1,214,481

Total Common Stocks & Other Equity Interests (Cost $50,644,422)		58,630,060

Money Market Funds-0.18%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $105,604)	105,604	105,604

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.21% (Cost $50,750,026)		58,735,664

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-23.06%
Invesco Private Government Fund, 5.29%(d)(e)(f)	3,783,981	3,783,981
Invesco Private Prime Fund, 5.46%(d)(e)(f)	9,728,791	9,731,710

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,516,148)		13,515,691

TOTAL INVESTMENTS IN SECURITIES-123.27% (Cost $64,266,174)		72,251,355
OTHER ASSETS LESS LIABILITIES-(23.27)%		(13,639,312)

NET ASSETS-100.00%		$58,612,043

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF (PEZ)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$144,833	$758,891	$(798,120)	$-	$-	$105,604	$6,616
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,999,085	41,071,970	(39,287,074)	-	-	3,783,981	98,469	*
Invesco Private Prime Fund	5,121,565	86,939,810	(82,330,643)	(413)	1,391	9,731,710	260,875	*

Total	$7,265,483	$128,770,671	$(122,415,837)	$(413)	$1,391	$13,621,295	$365,960

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Dorsey Wright Consumer Staples Momentum ETF (PSL)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Agricultural Products & Services-2.23%
Ingredion, Inc.	16,033	$1,837,222

Brewers-2.70%
Molson Coors Beverage Co., Class B	38,940	2,229,704

Consumer Staples Merchandise Retail-4.17%
Costco Wholesale Corp.	4,767	3,446,064

Education Services-16.17%
Bright Horizons Family Solutions, Inc.(b)(c)	17,639	1,829,341
Grand Canyon Education, Inc.(b)	14,693	1,910,384
Laureate Education, Inc., Class A(c)	131,497	1,906,706
Perdoceo Education Corp.(c)	94,560	1,730,448
Strategic Education, Inc.(c)	16,887	1,939,303
Stride, Inc.(b)(c)	32,823	2,190,935
Universal Technical Institute, Inc.(b)	120,994	1,841,529

		13,348,646

Food Distributors-7.62%
Andersons, Inc. (The)	36,368	1,998,058
Performance Food Group Co.(b)	26,315	1,786,262
US Foods Holding Corp.(b)	49,801	2,502,500

		6,286,820

Food Retail-11.10%
Casey’s General Stores, Inc.	9,171	2,930,868
Kroger Co. (The)	51,960	2,877,545
Sprouts Farmers Market, Inc.(b)(c)	50,799	3,354,258

		9,162,671

Household Products-10.25%
Church & Dwight Co., Inc.	34,505	3,722,745
Procter & Gamble Co. (The)	18,602	3,035,846
WD-40 Co.(c)	7,528	1,702,307

		8,460,898

Packaged Foods & Meats-14.93%
Cal-Maine Foods, Inc.	33,344	1,844,924
Freshpet, Inc.(b)(c)	21,218	2,250,593
Kraft Heinz Co. (The)	65,748	2,538,530
Mondelez International, Inc., Class A	31,559	2,270,354
Post Holdings, Inc.(b)	17,864	1,896,264
Utz Brands, Inc.(c)	84,622	1,525,735

		12,326,400

Personal Care Products-11.34%
BellRing Brands, Inc.(b)(c)	47,065	2,596,576

	Shares	Value

Personal Care Products-(continued)
Coty,Inc.,Class A(b)	170,424	$1,949,651
e.l.f. Beauty, Inc.(b)(c)	19,683	3,199,078
Inter Parfums, Inc.(c)	13,855	1,612,445

		9,357,750

Soft Drinks & Non-alcoholic Beverages-12.43%
Celsius Holdings, Inc.(b)	38,998	2,779,388
Coca-Cola Consolidated, Inc.	3,049	2,518,474
Monster Beverage Corp.(b)	42,580	2,275,901
PepsiCo, Inc.	15,274	2,686,849

		10,260,612

Specialized Consumer Services-7.02%
H&R Block, Inc.(c)	52,929	2,499,836
Service Corp. International	45,925	3,293,282

		5,793,118

Total Common Stocks & Other Equity Interests (Cost $70,435,028)		82,509,905

Money Market Funds-0.16%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $131,677)	131,677	131,677

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.12% (Cost $70,566,705)		82,641,582

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-16.98%
Invesco Private Government Fund, 5.29%(d)(e)(f)	3,924,052	3,924,052
Invesco Private Prime Fund, 5.46%(d)(e)(f)	10,087,907	10,090,933

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,015,652)		14,014,985

TOTAL INVESTMENTS IN SECURITIES-117.10% (Cost $84,582,357)		96,656,567
OTHER ASSETS LESS LIABILITIES-(17.10)%		(14,117,617)

NET ASSETS-100.00%		$82,538,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco Dorsey Wright Consumer Staples Momentum ETF (PSL)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$146,579	$3,004,897	$(3,019,799)	$-	$-	$131,677	$9,520
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,940,344	79,359,028	(79,375,320)	-	-	3,924,052	195,662	*
Invesco Private Prime Fund	10,132,313	142,870,996	(142,914,846)	(652)	3,122	10,090,933	522,136	*

Total	$14,219,236	$225,234,921	$(225,309,965)	$(652)	$3,122	$14,146,662	$727,318

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Dorsey Wright Energy Momentum ETF (PXI)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Integrated Oil & Gas-6.95%
Chevron Corp.	9,395	$ 1,515,132
Exxon Mobil Corp.	15,065	1,781,737
Occidental Petroleum Corp.	23,391	1,547,081

		4,843,950

Oil & Gas Drilling-5.04%
Diamond Offshore Drilling, Inc.(b)	82,646	1,011,587
Transocean Ltd.(b)(c)	239,871	1,252,127
Valaris Ltd.(b)(c)	19,222	1,250,583

		3,514,297

Oil & Gas Equipment & Services-18.03%
Archrock, Inc.	86,567	1,661,221
ChampionX Corp.	38,422	1,289,827
Helix Energy Solutions Group, Inc.(b)	169,626	1,821,783
Liberty Energy, Inc., Class A(c)	63,718	1,401,796
Oceaneering International, Inc.(b)(c)	49,204	1,127,264
Tidewater, Inc.(b)(c)	21,878	2,009,494
Weatherford International PLC(b)	26,387	3,261,961

		12,573,346

Oil & Gas Exploration & Production-41.51%
California Resources Corp.(c)	23,603	1,247,655
Chord Energy Corp.	14,723	2,605,677
Civitas Resources, Inc.	22,589	1,625,504
ConocoPhillips	14,041	1,763,830
Devon Energy Corp.	33,795	1,729,628
Diamondback Energy, Inc.	14,077	2,831,307
EOG Resources, Inc.	13,137	1,735,792
Gulfport Energy Corp.(b)	10,098	1,602,654
Magnolia Oil & Gas Corp., Class A(c)	60,677	1,521,172
Marathon Oil Corp.	60,173	1,615,645
Murphy Oil Corp.	49,605	2,214,367
Northern Oil and Gas, Inc.	36,010	1,468,848
Permian Resources Corp.	129,594	2,170,699
SM Energy Co.	24,417	1,183,980
Texas Pacific Land Corp.(c)	3,602	2,075,833
Viper Energy, Inc.	40,536	1,546,854

		28,939,445

Oil & Gas Refining & Marketing-14.13%
HF Sinclair Corp.	23,463	1,272,868
Marathon Petroleum Corp.	11,317	2,056,525
Par Pacific Holdings, Inc.(b)	42,988	1,324,030

	Shares	Value

Oil & Gas Refining & Marketing-(continued)
PBF Energy, Inc., Class A	41,392	$2,204,952
Phillips 66	8,806	1,261,107
Valero Energy Corp.	10,858	1,735,869

		9,855,351

Oil & Gas Storage & Transportation-8.05%
Cheniere Energy, Inc.	18,038	2,846,757
Targa Resources Corp.	24,251	2,766,069

		5,612,826

Steel-6.29%
Alpha Metallurgical Resources, Inc.(c)	8,831	2,888,797
Warrior Met Coal, Inc.	21,889	1,496,113

		4,384,910

Total Common Stocks & Other Equity Interests (Cost $64,614,258)		69,724,125

Money Market Funds-0.22%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $150,295)	150,295	150,295

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.22% (Cost $64,764,553)		69,874,420

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-18.51%
Invesco Private Government Fund, 5.29%(d)(e)(f)	3,616,301	3,616,301
Invesco Private Prime Fund, 5.46%(d)(e)(f)	9,288,602	9,291,389

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,908,478)		12,907,690

TOTAL INVESTMENTS IN SECURITIES-118.73% (Cost $77,673,031)		82,782,110
OTHER ASSETS LESS LIABILITIES-(18.73)%		(13,060,367)

NET ASSETS-100.00%		$69,721,743

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

4

Invesco Dorsey Wright Energy Momentum ETF (PXI)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$221,047	$3,413,838	$(3,484,590)	$-	$-	$150,295	$8,852
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	5,805,002	100,481,956	(102,670,657)	-	-	3,616,301	261,603	*
Invesco Private Prime Fund	14,927,149	196,994,259	(202,634,334)	(788)	5,103	9,291,389	695,182	*

Total	$20,953,198	$300,890,053	$(308,789,581)	$(788)	$5,103	$13,057,985	$965,637

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Dorsey Wright Financial Momentum ETF (PFI)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Asset Management & Custody Banks-10.45%
Ares Management Corp., Class A(b)	19,339	$2,573,827
KKR & Co., Inc., Class A	17,623	1,640,173
Victory Capital Holdings, Inc., Class A(b)	16,654	847,022
WisdomTree, Inc.	62,833	559,214

		5,620,236

Commercial & Residential Mortgage Finance-5.68%
Federal Agricultural Mortgage Corp., Class C	3,952	735,586
MGIC Investment Corp.	35,842	726,876
Mr. Cooper Group, Inc.(b)(c)	20,608	1,590,937

		3,053,399

Consumer Finance-9.59%
American Express Co.	6,117	1,431,561
Enova International, Inc.(c)	10,366	627,454
FirstCash Holdings, Inc.	5,920	668,842
LendingTree, Inc.(c)	16,675	804,902
MoneyLion, Inc.(b)(c)	11,894	788,691
OneMain Holdings, Inc.	16,024	835,011

		5,156,461

Diversified Banks-7.11%
First Citizens BancShares, Inc., Class A	911	1,536,638
JPMorgan Chase & Co.	11,913	2,284,199

		3,820,837

Diversified Financial Services-5.72%
Apollo Global Management, Inc.(b)	19,906	2,157,413
Jackson Financial, Inc., Class A(b)	13,432	917,674

		3,075,087

Financial Exchanges & Data-4.27%
Coinbase Global, Inc., Class A(c)	7,305	1,489,709
Donnelley Financial Solutions, Inc.(c)	12,803	803,772

		2,293,481

Hotel & Resort REITs-1.74%
Ryman Hospitality Properties, Inc.	8,888	937,506

Insurance Brokers-9.16%
Arthur J. Gallagher & Co.	6,805	1,597,066
Brown & Brown, Inc.	16,501	1,345,492
Marsh & McLennan Cos., Inc.	6,831	1,362,306
Ryan Specialty Holdings, Inc., Class A(b)	12,539	618,674

		4,923,538

Investment Banking & Brokerage-8.05%
BGC Group, Inc., Class A(b)	96,107	752,518
Evercore, Inc., Class A	4,349	789,343
Houlihan Lokey, Inc.(b)	7,238	922,773
Piper Sandler Cos.	4,486	878,314
Robinhood Markets, Inc., Class A(b)(c)	59,626	983,233

		4,326,181

Life & Health Insurance-1.72%
Primerica, Inc.	4,357	923,074

Mortgage REITs-1.41%
Rithm Capital Corp.(b)	67,961	755,726

Multi-line Insurance-1.94%
American International Group, Inc.	13,863	1,044,023

	Shares	Value
Office REITs-1.32%
SL Green Realty Corp.	14,259	$710,526

Property & Casualty Insurance-13.39%
Assured Guaranty Ltd.	9,829	753,884
Chubb Ltd.	3,825	951,048
Erie Indemnity Co., Class A	1,899	726,671
HCI Group, Inc.	5,968	681,426
Kinsale Capital Group, Inc.	6,093	2,213,282
Old Republic International Corp.	24,318	726,136
Progressive Corp. (The)	5,502	1,145,792

		7,198,239

Regional Banks-2.62%
OFG Bancorp	18,240	658,646
ServisFirst Bancshares, Inc.(b)	12,760	752,330

		1,410,976

Reinsurance-1.32%
Reinsurance Group of America, Inc.	3,791	708,879

Retail REITs-3.18%
Simon Property Group, Inc.	7,166	1,007,038
Tanger, Inc.	24,749	701,634

		1,708,672

Trading Companies & Distributors-2.14%
FTAI Aviation Ltd.(b)	16,363	1,148,846

Transaction & Payment Processing Services-9.15%
Mastercard, Inc., Class A	6,755	3,047,856
Visa, Inc., Class A(b)	6,972	1,872,749

		4,920,605

Total Common Stocks & Other Equity Interests (Cost $49,137,700)		53,736,292

Money Market Funds-0.22%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $118,992)	118,992	118,992

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.18% (Cost $49,256,692)		53,855,284

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-16.31%
Invesco Private Government Fund, 5.29%(d)(e)(f)	1,722,539	1,722,539
Invesco Private Prime Fund, 5.46%(d)(e)(f)	7,040,374	7,042,486

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,765,500)		8,765,025

TOTAL INVESTMENTS IN SECURITIES-116.49% (Cost $58,022,192)		62,620,309
OTHER ASSETS LESS LIABILITIES-(16.49)%		(8,863,083)

NET ASSETS-100.00%		$53,757,226

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco Dorsey Wright Financial Momentum ETF (PFI)–(continued)

April 30, 2024

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$135,073	$1,159,610	$(1,175,691)	$-	$-	$118,992	$6,479
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,083,298	35,462,707	(34,823,466)	-	-	1,722,539	88,092	*
Invesco Private Prime Fund	2,785,624	65,300,986	(61,044,445)	(377)	698	7,042,486	237,615	*

Total	$4,003,995	$101,923,303	$(97,043,602)	$(377)	$698	$8,884,017	$332,186

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Dorsey Wright Healthcare Momentum ETF (PTH)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Biotechnology-54.82%
AbbVie, Inc.	20,827	$3,387,303
ADMA Biologics, Inc.(b)	232,338	1,514,844
Alpine Immune Sciences, Inc.(b)	91,726	5,924,582
Annexon, Inc.(b)	202,858	923,004
Apogee Therapeutics, Inc.(b)	42,422	2,133,827
Arcutis Biotherapeutics, Inc.(b)(c)	357,268	2,972,470
Astria Therapeutics, Inc.(b)(c)	75,174	690,097
Avidity Biosciences, Inc.(b)(c)	137,038	3,306,727
Biohaven Ltd.(b)(c)	66,964	2,598,203
Blueprint Medicines Corp.(b)(c)	18,840	1,720,846
Cargo Therapeutics, Inc.(b)(c)	40,731	777,962
Crinetics Pharmaceuticals, Inc.(b)(c)	44,598	1,954,284
Dyne Therapeutics, Inc.(b)	91,821	2,323,990
Fate Therapeutics, Inc.(b)(c)	373,753	1,476,324
Ideaya Biosciences, Inc.(b)(c)	76,463	3,108,221
ImmunityBio, Inc.(b)(c)	536,552	4,287,051
Immunome, Inc.(b)(c)	65,477	920,607
Keros Therapeutics, Inc.(b)(c)	25,174	1,419,562
Krystal Biotech, Inc.(b)(c)	16,229	2,484,984
Kura Oncology, Inc.(b)(c)	90,165	1,769,037
Madrigal Pharmaceuticals, Inc.(b)(c)	13,555	2,765,491
Mersana Therapeutics, Inc.(b)(c)	283,817	899,700
Merus N.V. (Netherlands)(b)	49,149	2,207,282
Natera, Inc.(b)	41,498	3,854,334
Nuvalent, Inc., Class A(b)(c)	27,447	1,890,549
ORIC Pharmaceuticals, Inc.(b)	102,665	906,532
Praxis Precision Medicines, Inc.(b)(c)	25,144	1,379,651
Regeneron Pharmaceuticals, Inc.(b)	4,013	3,574,219
SpringWorks Therapeutics, Inc.(b)(c)	35,877	1,675,097
Spyre Therapeutics, Inc.(b)(c)	61,513	2,031,774
Tourmaline Bio, Inc.(c)	38,169	604,215
Vaxcyte, Inc.(b)(c)	33,800	2,046,590
Vera Therapeutics, Inc.(b)(c)	91,445	3,612,992
Vericel Corp.(b)(c)	41,627	1,909,431

		75,051,782

Health Care Distributors-2.80%
Cencora, Inc.	16,026	3,831,015

Health Care Equipment-7.72%
Glaukos Corp.(b)(c)	20,486	1,966,656
IDEXX Laboratories, Inc.(b)	12,664	6,240,313
LeMaitre Vascular, Inc.(c)	16,794	1,088,251
Silk Road Medical, Inc.(b)(c)	65,862	1,280,357

		10,575,577

Health Care Facilities-6.13%
Brookdale Senior Living, Inc.(b)(c)	187,149	1,270,742
Ensign Group, Inc. (The)(c)	19,740	2,336,426
Tenet Healthcare Corp.(b)	42,606	4,784,228

		8,391,396

Health Care Services-6.21%
CorVel Corp.(b)(c)	5,221	1,247,036
DaVita, Inc.(b)	25,578	3,555,597

	Shares	Value

Health Care Services-(continued)
Hims & Hers Health, Inc.(b)(c)	118,026	$1,478,866
RadNet, Inc.(b)(c)	45,656	2,214,316

		8,495,815

Health Care Supplies-0.93%
UFP Technologies, Inc.(b)(c)	6,183	1,273,327

Health Care Technology-1.21%

LifeMD, Inc.(b)(c)	138,354	1,650,563

Life Sciences Tools & Services-4.41%
Medpace Holdings, Inc.(b)(c)	15,547	6,037,678

Managed Health Care-2.52%
Molina Healthcare, Inc.(b)(c)	10,086	3,450,421

Pharmaceuticals-13.16%
ANI Pharmaceuticals, Inc.(b)(c)	17,325	1,143,450
Aquestive Therapeutics, Inc.(b)(c)	239,135	803,494
Collegium Pharmaceutical, Inc.(b)(c)	30,086	1,111,076
Eli Lilly and Co.	9,203	7,188,463
Evolus, Inc.(b)	82,869	975,368
Fulcrum Therapeutics, Inc.(b)(c)	136,518	973,373
Intra-Cellular Therapies, Inc.(b)(c)	25,989	1,866,270
Liquidia Corp.(b)(c)	188,652	2,424,178
Ocular Therapeutix, Inc.(b)(c)	323,567	1,533,708

		18,019,380

Total Common Stocks & Other Equity Interests (Cost $130,911,567)		136,776,954

Money Market Funds-0.16%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $212,644)	212,644	212,644

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $131,124,211)		136,989,598

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-29.51%
Invesco Private Government Fund, 5.29%(d)(e)(f)	11,325,294	11,325,294
Invesco Private Prime Fund, 5.46%(d)(e)(f)	29,070,999	29,079,720

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $40,407,341)		40,405,014

TOTAL INVESTMENTS IN SECURITIES-129.58% (Cost $171,531,552)		177,394,612
OTHER ASSETS LESS LIABILITIES-(29.58)%		(40,491,512)

NET ASSETS-100.00%		$136,903,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco Dorsey Wright Healthcare Momentum ETF (PTH)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$272,087	$1,974,729	$(2,034,172)	$-	$-	$212,644	$13,049
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	11,949,604	130,865,083	(131,489,393)	-	-	11,325,294	579,911	*
Invesco Private Prime Fund	30,727,554	272,974,649	(274,631,279)	(2,327)	11,123	29,079,720	1,531,055	*

Total	$42,949,245	$405,814,461	$(408,154,844)	$(2,327)	$11,123	$40,617,658	$2,124,015

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Dorsey Wright Industrials Momentum ETF (PRN)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.03%
Aerospace & Defense-11.32%
Axon Enterprise, Inc.(b)	15,695	$4,922,894
HEICO Corp.(c)	42,974	8,912,808
Howmet Aerospace, Inc.	76,956	5,136,813
TransDigm Group, Inc.	4,747	5,924,398

		24,896,913

Building Products-14.55%
Builders FirstSource, Inc.(b)	38,032	6,953,010
Carlisle Cos., Inc.	14,504	5,631,178
CSW Industrials, Inc.	17,229	4,093,955
Griffon Corp.	58,643	3,842,289
Trane Technologies PLC	24,210	7,682,802
UFP Industries, Inc.	33,670	3,794,609

		31,997,843

Cargo Ground Transportation-6.21%
ArcBest Corp.(c)	32,967	3,656,370
Saia, Inc.(b)	13,068	5,185,774
XPO, Inc.(b)	44,738	4,807,546

		13,649,690

Commercial Printing-1.38%
Cimpress PLC (Ireland)(b)(c)	35,501	3,027,170

Construction & Engineering-17.31%
API Group Corp.(b)	103,814	4,004,106
Comfort Systems USA, Inc.	26,062	8,063,843
Dycom Industries, Inc.(b)(c)	32,023	4,483,861
IES Holdings, Inc.(b)	31,287	4,227,500
MYR Group, Inc.(b)(c)	26,565	4,416,431
Quanta Services, Inc.	29,259	7,565,207
Sterling Infrastructure, Inc.(b)(c)	51,992	5,282,387

		38,043,335

Diversified Support Services-7.61%
Cintas Corp.	13,594	8,949,474
Copart, Inc.(b)	143,100	7,771,761

		16,721,235

Electrical Components & Equipment-16.89%
American Superconductor Corp.(b)(c)	240,245	2,967,026
AMETEK, Inc.	43,294	7,561,730
Eaton Corp. PLC	17,017	5,415,830
Encore Wire Corp.(c)	17,009	4,751,634
Hubbell, Inc.	20,307	7,524,150
Vertiv Holdings Co., Class A	95,731	8,902,983

		37,123,353

Industrial Machinery & Supplies & Components-2.29%
Graco, Inc.	62,705	5,028,941

	Shares	Value

Paper & Plastic Packaging Products & Materials-2.47%
Packaging Corp. of America	31,384	$5,428,804

Research & Consulting Services-1.76%
CBIZ, Inc.(b)	54,367	3,869,843

Trading Companies & Distributors-15.81%
Applied Industrial Technologies, Inc.	18,857	3,455,545
Boise Cascade Co.(c)	32,626	4,315,441
GMS, Inc.(b)(c)	43,273	4,003,618
H&E Equipment Services, Inc.(c)	51,452	2,484,617
Herc Holdings, Inc.(c)	30,932	4,424,204
Rush Enterprises, Inc., Class A(c)	76,138	3,343,981
United Rentals, Inc.	9,354	6,248,378
W.W. Grainger, Inc.	7,039	6,485,383

		34,761,167

Transaction & Payment Processing Services-2.43%
Fiserv, Inc.(b)	35,006	5,344,366

Total Common Stocks & Other Equity Interests (Cost $182,788,416)		219,892,660

Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $151,020)	151,020	151,020

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $182,939,436)		220,043,680

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.45%
Invesco Private Government Fund, 5.29%(d)(e)(f)	2,599,120	2,599,120
Invesco Private Prime Fund, 5.46%(d)(e)(f)	7,186,374	7,188,530

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,788,059)		9,787,650

TOTAL INVESTMENTS IN SECURITIES-104.55% (Cost $192,727,495)		229,831,330
OTHER ASSETS LESS LIABILITIES-(4.55)%		(10,009,486)

NET ASSETS-100.00%		$219,821,844

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Dorsey Wright Industrials Momentum ETF (PRN)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$166,062	$2,475,451	$(2,490,493)	$-	$-	$151,020	$9,463
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,700,195	73,024,272	(74,125,347)	-	-	2,599,120	170,855	*
Invesco Private Prime Fund	9,618,556	143,313,552	(145,744,709)	(266)	1,397	7,188,530	456,306	*

Total	$13,484,813	$218,813,275	$(222,360,549)	$(266)	$1,397	$9,938,670	$636,624

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Dorsey Wright Technology Momentum ETF (PTF)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Advertising-4.68%
Cardlytics, Inc.(b)(c)	382,264	$4,682,734
PubMatic, Inc., Class A(b)	199,310	4,472,516
Trade Desk, Inc. (The), Class A(b)	101,417	8,402,399

		17,557,649

Application Software-38.56%
Alkami Technology, Inc.(b)(c)	190,096	4,575,611
Altair Engineering, Inc., Class A(b)(c)	68,257	5,491,276
AppFolio, Inc., Class A(b)	29,199	6,621,749
AppLovin Corp., Class A(b)	226,533	15,986,434
Cadence Design Systems, Inc.(b)	57,536	15,858,648
Fair Isaac Corp.(b)	12,228	13,858,359
HubSpot, Inc.(b)	14,579	8,818,400
InterDigital, Inc.(c)	58,431	5,768,892
Manhattan Associates, Inc.(b)	37,040	7,632,462
Nutanix, Inc., Class A(b)	237,157	14,395,430
Palantir Technologies, Inc., Class A(b)	527,303	11,584,847
Samsara, Inc., Class A(b)(c)	236,029	8,244,493
Soundhound AI, Inc., Class A(b)(c)	2,061,312	8,739,963
Synopsys, Inc.(b)	23,496	12,466,742
Vertex, Inc., Class A(b)(c)	161,006	4,690,105

		144,733,411

Communications Equipment-3.75%
Arista Networks, Inc.(b)	54,893	14,083,348

Internet Services & Infrastructure-5.53%
Cloudflare, Inc., Class A(b)	104,406	9,125,084
Couchbase, Inc.(b)(c)	167,642	4,046,878
Okta, Inc.(b)	81,416	7,570,060

		20,742,022

IT Consulting & Other Services-2.84%
Gartner, Inc.(b)	25,809	10,648,535

Semiconductor Materials & Equipment-11.68%
Entegris, Inc.	63,612	8,455,307
KLA Corp.	23,882	16,461,624
Lam Research Corp.	10,775	9,637,268
Onto Innovation, Inc.(b)	49,994	9,273,387

		43,827,586

Semiconductors-18.41%
Advanced Micro Devices, Inc.(b)	57,950	9,178,121
Broadcom, Inc.	12,224	15,894,501
Credo Technology Group Holding Ltd.(b)	347,663	6,212,738

	Shares	Value
Semiconductors-(continued)
Impinj, Inc.(b)(c)	70,551	$11,244,418
Monolithic Power Systems, Inc.	12,604	8,436,235
NVIDIA Corp.	20,977	18,124,548

		69,090,561

Systems Software-7.54%
CrowdStrike Holdings, Inc., Class A(b)	36,060	10,548,992
Microsoft Corp.	30,720	11,960,218
Varonis Systems, Inc.(b)(c)	132,877	5,813,369

		28,322,579

Technology Hardware, Storage & Peripherals-7.02%
Dell Technologies, Inc., Class C	135,090	16,837,617
Pure Storage, Inc., Class A(b)	188,507	9,500,753

		26,338,370

Total Common Stocks & Other Equity Interests (Cost $352,855,681)		375,344,061

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $231,847)	231,847	231,847

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $353,087,528)		375,575,908

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.67%
Invesco Private Government Fund, 5.29%(d)(e)(f)	9,387,310	9,387,310
Invesco Private Prime Fund, 5.46%(d)(e)(f)	23,143,914	23,150,857

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $32,539,862)		32,538,167

TOTAL INVESTMENTS IN SECURITIES-108.74% (Cost $385,627,390)		408,114,075
OTHER ASSETS LESS LIABILITIES-(8.74)%		(32,799,575)

NET ASSETS-100.00%		$375,314,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Dorsey Wright Technology Momentum ETF (PTF)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$292,096	$5,952,129	$(6,012,378)	$-	$-	$231,847	$20,977
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	14,253,080	233,575,086	(238,440,856)	-	-	9,387,310	816,786	*
Invesco Private Prime Fund	37,945,789	525,815,571	(540,614,120)	(299)	3,916	23,150,857	2,217,656	*

Total	$52,490,965	$765,342,786	$(785,067,354)	$(299)	$3,916	$32,770,014	$3,055,419

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Dorsey Wright Utilities Momentum ETF (PUI)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.84%
Electric Utilities-46.05%
Alliant Energy Corp.	25,992	$1,294,402
American Electric Power Co., Inc.	10,924	939,792
Constellation Energy Corp.	8,504	1,581,234
Duke Energy Corp.	13,586	1,334,960
Edison International	12,928	918,664
Eversource Energy	16,101	976,043
Exelon Corp.	30,659	1,152,165
FirstEnergy Corp.	24,005	920,352
IDACORP, Inc.	10,808	1,024,382
NRG Energy, Inc.	20,832	1,513,861
Otter Tail Corp.(b)	10,649	908,999
PG&E Corp.	79,414	1,358,773
Pinnacle West Capital Corp.(b)	16,709	1,230,618
Southern Co. (The)	20,240	1,487,640
Xcel Energy, Inc.	21,850	1,174,000

		17,815,885

Gas Utilities-8.26%
Atmos Energy Corp.	11,929	1,406,429
National Fuel Gas Co.	15,467	821,298
New Jersey Resources Corp.	22,126	966,685

		3,194,412

Independent Power Producers & Energy Traders-4.38%
Vistra Corp.	22,339	1,694,190

Integrated Telecommunication Services-7.05%
AT&T, Inc.	52,176	881,252
Frontier Communications Parent, Inc.(b)(c)	41,881	969,126
Verizon Communications, Inc.	22,230	877,863

		2,728,241

Multi-Utilities-26.94%
Ameren Corp.	12,567	928,324
CenterPoint Energy, Inc.	35,015	1,020,337
CMS Energy Corp.	19,011	1,152,257
Consolidated Edison, Inc.	10,023	946,171
DTE Energy Co.	12,990	1,433,057
NiSource, Inc.	48,587	1,353,634

	Shares	Value

Multi-Utilities-(continued)
Public Service Enterprise Group, Inc.	14,388	$993,923
Sempra	18,642	1,335,326
WEC Energy Group, Inc.	15,267	1,261,665

		10,424,694

Oil & Gas Storage & Transportation-3.94%
ONEOK, Inc.	19,289	1,526,146

Water Utilities-3.22%
American Water Works Co., Inc.	10,192	1,246,686

Total Common Stocks & Other Equity Interests (Cost $38,122,126)		38,630,254

Money Market Funds-0.23%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $86,926)	86,926	86,926

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $38,209,052)		38,717,180

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.81%
Invesco Private Government Fund, 5.29%(d)(e)(f)	629,664	629,664
Invesco Private Prime Fund, 5.46%(d)(e)(f)	1,619,059	1,619,545

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,249,365)		2,249,209

TOTAL INVESTMENTS IN SECURITIES-105.88% (Cost $40,458,417)		40,966,389
OTHER ASSETS LESS LIABILITIES-(5.88)%		(2,273,987)

NET ASSETS-100.00%		$38,692,402

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$116,870	$1,813,723	$(1,843,667)	$-	$-	$86,926	$4,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Dorsey Wright Utilities Momentum ETF (PUI)–(continued)

April 30, 2024

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$2,664,890	$26,283,564	$(28,318,790)	$-	$-	$629,664	$43,878	*
Invesco Private Prime Fund	6,852,888	50,693,713	(55,927,978)	(114)	1,036	1,619,545	118,175	*

Total	$9,634,648	$78,791,000	$(86,090,435)	$(114)	$1,036	$2,336,135	$167,046

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco NASDAQ Internet ETF (PNQI)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Advertising-0.07%
Criteo S.A., ADR (France)(b)(c)	14,902	$522,166

Apparel Retail-0.01%
Stitch Fix, Inc., Class A(b)	24,258	51,427

Application Software-9.56%
Adobe, Inc.(b)	53,346	24,690,129
Alarm.com Holdings, Inc.(b)(c)	13,101	871,217
Box, Inc., Class A(b)(c)	37,668	980,121
Consensus Cloud Solutions, Inc.(b)	5,030	58,549
DocuSign, Inc.(b)(c)	53,510	3,028,666
Dropbox, Inc., Class A(b)(c)	69,099	1,600,333
Envestnet, Inc.(b)(c)	14,362	891,449
Open Text Corp. (Canada)(c)	71,362	2,519,792
PROS Holdings, Inc.(b)(c)	12,276	402,039
Salesforce, Inc.	96,646	25,991,975
SPS Commerce, Inc.(b)(c)	9,704	1,687,235
Unity Software, Inc.(b)(c)	101,266	2,457,726
Zoom Video Communications, Inc., Class A(b)(c)	66,900	4,087,590

		69,266,821

Broadline Retail-16.63%
Alibaba Group Holding Ltd., ADR (China)(c)	224,915	16,834,888
Amazon.com, Inc.(b)	337,796	59,114,300
Coupang, Inc. (South Korea)(b)	421,919	9,493,178
eBay, Inc.	134,958	6,955,735
Etsy, Inc.(b)(c)	31,099	2,135,568
Global-e Online Ltd. (Israel)(b)	43,085	1,444,640
JD.com, Inc., ADR (China)(c)	125,534	3,626,677
MercadoLibre, Inc. (Brazil)(b)	13,241	19,314,647
Vipshop Holdings Ltd., ADR (China)	107,436	1,615,837

		120,535,470

Casinos & Gaming-0.71%

DraftKings, Inc., Class A(b)	123,216	5,120,857

Commercial Printing-0.08%
Cimpress PLC (Ireland)(b)(c)	6,979	595,099

Education Services-0.02%

Chegg, Inc.(b)(c)	27,017	139,678

Financial Exchanges & Data-1.43%
Coinbase Global, Inc., Class A(b)	51,011	10,402,673

Health Care Technology-0.10%
GoodRx Holdings, Inc., Class A(b)(c)	24,466	173,709
Teladoc Health, Inc.(b)(c)	43,827	558,794

		732,503

Homefurnishing Retail-0.20%
Beyond, Inc.(b)(c)	11,966	240,876
Wayfair, Inc., Class A(b)(c)	24,840	1,245,726

		1,486,602

Hotels, Resorts & Cruise Lines-7.95%
Airbnb, Inc., Class A(b)	114,393	18,139,298
Booking Holdings, Inc.	8,606	29,708,170
Expedia Group, Inc.(b)	33,980	4,574,727

	Shares	Value

Hotels, Resorts & Cruise Lines-(continued)
MakeMyTrip Ltd. (India)(b)(c)	18,195	$1,204,691
Trip.com Group Ltd., ADR (China)(b)	83,145	4,012,578

		57,639,464

Human Resource & Employment Services-0.32%
Paylocity Holding Corp.(b)	14,773	2,292,179

Interactive Home Entertainment-2.09%
Bilibili, Inc., ADR (China)(b)(c)	30,893	390,488
NetEase, Inc., ADR (China)(c)	31,413	2,936,173
Roblox Corp., Class A(b)	151,568	5,389,758
Sea Ltd., ADR (Singapore)(b)(c)	101,685	6,425,475

		15,141,894

Interactive Media & Services-19.42%
Alphabet, Inc., Class C(b)	427,264	70,344,745
Autohome, Inc., ADR (China)	17,732	455,712
Baidu, Inc., ADR (China)(b)(c)	35,539	3,674,733
Bumble, Inc., Class A(b)(c)	33,952	342,915
Cars.com, Inc.(b)(c)	17,243	288,131
Meta Platforms, Inc., Class A	121,821	52,403,740
Pinterest, Inc., Class A(b)	155,014	5,185,218
Shutterstock, Inc.(c)	9,323	398,185
Snap, Inc., Class A(b)(c)	363,427	5,469,576
TripAdvisor, Inc.(b)(c)	32,830	864,414
Yelp, Inc.(b)(c)	17,927	721,382
Ziff Davis, Inc.(b)(c)	12,098	606,231

		140,754,982

Internet Services & Infrastructure-5.68%
Akamai Technologies, Inc.(b)	39,754	4,012,371
Fastly, Inc., Class A(b)(c)	35,195	445,217
GoDaddy, Inc., Class A(b)(c)	37,009	4,529,162
Okta, Inc.(b)	41,460	3,854,951
Shopify, Inc., Class A (Canada)(b)	315,444	22,144,169
VeriSign, Inc.(b)	26,211	4,442,240
Wix.com Ltd. (Israel)(b)	14,990	1,781,861

		41,209,971

Movies & Entertainment-10.14%
Eventbrite, Inc., Class A(b)	22,615	119,407
Netflix, Inc.(b)	49,554	27,286,415
Roku, Inc., Class A(b)(c)	33,113	1,909,296
Spotify Technology S.A. (Sweden)(b)	51,455	14,430,040
Walt Disney Co. (The)	267,743	29,746,247

		73,491,405

Other Specialty Retail-0.09%
1-800-Flowers.com, Inc., Class A(b)(c)	9,825	89,113
Chewy, Inc., Class A(b)(c)	35,463	531,590

		620,703

Passenger Ground Transportation-3.65%
Lyft, Inc., Class A(b)(c)	102,648	1,605,415
Uber Technologies, Inc.(b)	375,407	24,878,222

		26,483,637

Real Estate Services-1.64%
CoStar Group, Inc.(b)	106,639	9,760,668

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco NASDAQ Internet ETF (PNQI)–(continued)

April 30, 2024

	Shares	Value

Real Estate Services-(continued)
Redfin Corp.(b)(c)	31,299	$175,587
Zillow Group, Inc., Class C(b)(c)	45,110	1,920,333

		11,856,588

Restaurants-1.75%
DoorDash, Inc., Class A(b)	98,313	12,707,938

Systems Software-8.00%
GitLab, Inc., Class A(b)	34,026	1,785,344
Microsoft Corp.	144,346	56,198,228

		57,983,572

Technology Hardware, Storage & Peripherals-7.76%
Apple, Inc.	330,374	56,272,604

Transaction & Payment Processing Services-2.70%
Dlocal Ltd. (Uruguay)(b)	40,813	579,953
PayPal Holdings, Inc.(b)	279,779	19,002,589

		19,582,542

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $643,820,206)		724,890,775

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-5.05%
Invesco Private Government Fund, 5.29%(d)(e)(f)	10,499,267	$10,499,267
Invesco Private Prime Fund, 5.46%(d)(e)(f)	26,128,990	26,136,829

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $36,638,314)		36,636,096

TOTAL INVESTMENTS IN SECURITIES-105.05% (Cost $680,458,520)		761,526,871

OTHER ASSETS LESS LIABILITIES-(5.05)%		(36,639,936)

NET ASSETS-100.00%		$724,886,935

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,004,431	$(2,004,431)	$-	$-	$-	$4,295
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	8,626,317	348,135,988	(346,263,038)	-	-	10,499,267	737,171	*
Invesco Private Prime Fund	22,188,871	658,503,782	(654,573,562)	(2,218)	19,956	26,136,829	1,968,942	*

Total	$30,815,188	$1,008,644,201	$(1,002,841,031)	$(2,218)	$19,956	$36,636,096	$2,710,408

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Statements of Assets and Liabilities

April 30, 2024

	Invesco Dorsey Wright Basic Materials Momentum ETF (PYZ)	Invesco Dorsey Wright Consumer Cyclicals Momentum ETF (PEZ)	Invesco Dorsey Wright Consumer Staples Momentum ETF (PSL)	Invesco Dorsey Wright Energy Momentum ETF (PXI)
Assets:
Unaffiliated investments in securities, at value(a)	$63,904,073	$58,630,060	$82,509,905	$69,724,125
Affiliated investments in securities, at value	7,234,008	13,621,295	14,146,662	13,057,985
Receivable for:
Dividends	45,560	13,290	68,692	23,004
Securities lending	8,031	565	746	1,114
Investments sold	-	-	-	-
Investments sold - affiliated broker	-	-	-	-

Total assets	71,191,672	72,265,210	96,726,005	82,806,228

Liabilities:
Due to custodian	-	-	-	-
Payable for:
Collateral upon return of securities loaned	7,118,689	13,516,148	14,015,652	12,908,478
Accrued unitary management fees	-	-	-	-
Accrued advisory fees	15,090	12,578	21,317	17,989
Accrued trustees’ and officer’s fees	67,984	63,571	69,193	75,535
Accrued expenses	76,937	60,870	80,893	82,483

Total liabilities	7,278,700	13,653,167	14,187,055	13,084,485

Net Assets	$63,912,972	$58,612,043	$82,538,950	$69,721,743

Net assets consist of:
Shares of beneficial interest	$160,007,077	$132,689,416	$190,358,983	$268,741,798
Distributable earnings (loss)	(96,094,105)	(74,077,373)	(107,820,033)	(199,020,055)

Net Assets	$63,912,972	$58,612,043	$82,538,950	$69,721,743

Shares outstanding (unlimited amount authorized, $0.01 par value)	730,000	650,000	880,000	1,460,000
Net asset value	$87.55	$90.17	$93.79	$47.75

Market price	$87.56	$90.15	$93.81	$47.77

Unaffiliated investments in securities, at cost	$56,553,244	$50,644,422	$70,435,028	$64,614,258

Affiliated investments in securities, at cost	$7,234,445	$13,621,752	$14,147,329	$13,058,773

(a)Includes securities on loan with an aggregate value of:	$7,041,195	$12,815,076	$13,523,296	$11,945,902

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Dorsey Wright Financial Momentum ETF (PFI)	Invesco Dorsey Wright Healthcare Momentum ETF (PTH)	Invesco Dorsey Wright Industrials Momentum ETF (PRN)	Invesco Dorsey Wright Technology Momentum ETF (PTF)	Invesco Dorsey Wright Utilities Momentum ETF (PUI)	Invesco NASDAQ Internet ETF (PNQI)

$53,736,292	$136,776,954	$219,892,660	$375,344,061	$38,630,254	$724,890,775
8,884,017	40,617,658	9,938,670	32,770,014	2,336,135	36,636,096

24,387	40,354	20,160	67,609	97,175	241
845	105,291	1,364	94,530	332	4,057
-	-	-	-	-	236,663
-	-	-	-	-	529,586

62,645,541	177,540,257	229,852,854	408,276,214	41,063,896	762,297,418

-	-	-	-	-	402,797

8,765,500	40,407,341	9,788,059	32,539,862	2,249,365	36,638,314
-	-	-	-	-	369,372
14,678	36,710	84,093	120,887	5,522	-
60,719	77,493	69,648	69,743	64,255	-
47,418	115,613	89,210	231,222	52,352	-

8,888,315	40,637,157	10,031,010	32,961,714	2,371,494	37,410,483

$53,757,226	$136,903,100	$219,821,844	$375,314,500	$38,692,402	$724,886,935

$95,798,552	$460,017,600	$302,371,212	$585,705,587	$71,350,314	$835,832,196
(42,041,326)	(323,114,500)	(82,549,368)	(210,391,087)	(32,657,912)	(110,945,261)

$53,757,226	$136,903,100	$219,821,844	$375,314,500	$38,692,402	$724,886,935

1,150,000	3,380,000	1,670,000	6,970,000	1,140,000	19,020,000
$46.75	$40.50	$131.63	$53.85	$33.94	$38.11

$46.78	$40.50	$131.74	$53.85	$33.94	$38.11

$49,137,700	$130,911,567	$182,788,416	$352,855,681	$38,122,126	$643,820,206

$8,884,492	$40,619,985	$9,939,079	$32,771,709	$2,336,291	$36,638,314

$8,367,880	$38,406,566	$9,176,656	$30,407,068	$2,171,793	$35,031,513

56

Statements of Operations

For the year ended April 30, 2024

	Invesco Dorsey Wright Basic Materials Momentum ETF (PYZ)	Invesco Dorsey Wright Consumer Cyclicals Momentum ETF (PEZ)	Invesco Dorsey Wright Consumer Staples Momentum ETF (PSL)	Invesco Dorsey Wright Energy Momentum ETF (PXI)
Investment income:
Unaffiliated dividend income	$1,890,700	$296,468	$1,508,627	$1,782,873
Affiliated dividend income	10,105	6,616	9,520	8,852
Securities lending income, net	42,505	26,762	17,459	80,795
Foreign withholding tax	(753)	-	-	-

Total investment income	1,942,557	329,846	1,535,606	1,872,520

Expenses:
Unitary management fees	-	-	-	-
Advisory fees	552,900	169,666	472,097	458,013
Sub-licensing fees	186,775	75,516	159,005	160,140
Accounting & administration fees	18,247	5,803	5,712	16,743
Professional fees	24,285	23,278	26,591	23,996
Printing fees	20,294	11,225	23,399	27,746
Custodian & transfer agent fees	6,371	3,316	10,174	9,775
Trustees’ and officer’s fees	19,992	19,804	19,851	21,091
Listing fee and expenses	(23,334)	(24,436)	(23,578)	(23,842)
Other expenses	(5,436)	(6,876)	(4,039)	(5,536)

Total expenses	800,094	277,296	689,212	688,126

Less: Waivers	(136,818)	(73,824)	(122,887)	(138,691)

Net expenses	663,276	203,472	566,325	549,435

Net investment income (loss)	1,279,281	126,374	969,281	1,323,085

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(4,882,134)	3,732,321	(1,056,192)	(185,091)
Affiliated investment securities	4,518	1,391	3,122	5,103
In-kind redemptions	9,265,963	1,304,004	5,930,420	9,206,992
Foreign currencies	5	-	-	-

Net realized gain (loss)	4,388,352	5,037,716	4,877,350	9,027,004

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(4,778,833)	6,164,930	(1,297,844)	3,460,596
Affiliated investment securities	(108)	(413)	(652)	(788)

Change in net unrealized appreciation (depreciation)	(4,778,941)	6,164,517	(1,298,496)	3,459,808

Net realized and unrealized gain (loss)	(390,589)	11,202,233	3,578,854	12,486,812

Net increase (decrease) in net assets resulting from operations	$888,692	$11,328,607	$4,548,135	$13,809,897

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Dorsey Wright Financial Momentum ETF (PFI)	Invesco Dorsey Wright Healthcare Momentum ETF (PTH)	Invesco Dorsey Wright Industrials Momentum ETF (PRN)	Invesco Dorsey Wright Technology Momentum ETF (PTF)	Invesco Dorsey Wright Utilities Momentum ETF (PUI)	Invesco NASDAQ Internet ETF (PNQI)

$573,115	$168,601	$1,509,704	$811,562	$1,146,431	$1,438,044
6,479	13,049	9,463	20,977	4,993	4,295
45,309	433,254	15,728	722,891	4,409	79,944
(3,323)	-	-	-	-	(10,948)

621,580	614,904	1,534,895	1,555,430	1,155,833	1,511,335

-	-	-	-	-	3,816,451
167,494	740,922	812,890	1,645,254	184,971	-
37,250	242,753	121,738	510,846	72,338	-
8,271	20,040	14,650	32,898	14,024	-
23,700	18,229	24,631	23,941	27,554	-
16,162	12,176	14,644	25,269	18,897	-
154	14,897	4,253	5,107	4,832	-
17,548	22,492	20,509	22,037	17,940	-
(24,775)	(23,445)	(23,368)	(23,936)	(23,059)	-
(6,529)	(709)	(5,509)	(1,294)	(5,015)	-

239,275	1,047,355	984,438	2,240,122	312,482	3,816,451

(38,408)	(158,506)	(9,156)	(265,169)	(90,616)	(80)

200,867	888,849	975,282	1,974,953	221,866	3,816,371

420,713	(273,945)	559,613	(419,523)	933,967	(2,305,036)

869,152	11,817,123	(1,615,375)	(30,477,707)	(2,018,881)	(19,725,336)
698	11,123	1,397	3,916	1,036	19,956
693,966	3,311,866	28,488,025	108,657,258	137,415	61,058,830
-	-	-	-	-	-

1,563,816	15,140,112	26,874,047	78,183,467	(1,880,430)	41,353,450

3,331,716	(17,502,098)	24,823,962	5,465,771	2,145,450	148,854,973
(377)	(2,327)	(266)	(299)	(114)	(2,218)

3,331,339	(17,504,425)	24,823,696	5,465,472	2,145,336	148,852,755

4,895,155	(2,364,313)	51,697,743	83,648,939	264,906	190,206,205

$5,315,868	$(2,638,258)	$52,257,356	$83,229,416	$1,198,873	$187,901,169

58

Statements of Changes in Net Assets

For the years ended April 30, 2024 and 2023

	Invesco Dorsey Wright Basic Materials Momentum ETF (PYZ)		Invesco Dorsey Wright Consumer Cyclicals Momentum ETF (PEZ)
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$1,279,281	$1,729,683	$126,374	$209,933
Net realized gain (loss)	4,388,352	(30,343,479)	5,037,716	(7,561,822)
Change in net unrealized appreciation (depreciation)	(4,778,941)	2,154,740	6,164,517	6,060,368

Net increase (decrease) in net assets resulting from operations	888,692	(26,459,056)	11,328,607	(1,291,521)

Distributions to Shareholders from:
Distributable earnings	(1,272,105)	(1,743,728)	(166,069)	(181,785)

Shareholder Transactions:
Proceeds from shares sold	-	58,858,993	32,978,539	-
Value of shares repurchased	(92,240,073)	(61,407,537)	(8,294,058)	(14,479,301)

Net increase (decrease) in net assets resulting from share transactions	(92,240,073)	(2,548,544)	24,684,481	(14,479,301)

Net increase (decrease) in net assets	(92,623,486)	(30,751,328)	35,847,019	(15,952,607)

Net assets:
Beginning of year	156,536,458	187,287,786	22,765,024	38,717,631

End of year	$63,912,972	$156,536,458	$58,612,043	$22,765,024

Changes in Shares Outstanding:
Shares sold	-	690,000	430,000	-
Shares repurchased	(1,180,000)	(820,000)	(110,000)	(220,000)
Shares outstanding, beginning of year	1,910,000	2,040,000	330,000	550,000

Shares outstanding, end of year	730,000	1,910,000	650,000	330,000

(a)	Changes in shares outstanding have been restated to reflect a three-for-one stock split effective after the close of business on July 14, 2023. See Note 10.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco Dorsey Wright Consumer Staples Momentum ETF (PSL)		Invesco Dorsey Wright Energy Momentum ETF (PXI)		Invesco Dorsey Wright Financial Momentum ETF (PFI)		Invesco Dorsey Wright Healthcare Momentum ETF (PTH)
2024	2023	2024	2023	2024	2023	2024		2023

$969,281	$2,471,194	$1,323,085	$7,039,894	$420,713	$770,188	$(273,945)		$(54,865)
4,877,350	(7,529,218)	9,027,004	25,657,446	1,563,816	(13,031,256)	15,140,112		(54,552,614)
(1,298,496)	14,035,971	3,459,808	(37,155,265)	3,331,339	6,634,296	(17,504,425)		49,429,729

4,548,135	8,977,947	13,809,897	(4,457,925)	5,315,868	(5,626,772)	(2,638,258)		(5,177,750)

(1,240,892)	(2,475,873)	(1,476,198)	(7,195,508)	(574,350)	(816,131)	-		-

1,768,846	98,186,163	44,693,219	76,919,560	26,570,956	23,143,715	14,846,691		4,965,922
(44,034,598)	(82,730,990)	(82,630,533)	(210,643,376)	(6,427,663)	(71,998,070)	(56,449,189)		(92,228,741)

(42,265,752)	15,455,173	(37,937,314)	(133,723,816)	20,143,293	(48,854,355)	(41,602,498)		(87,262,819)

(38,958,509)	21,957,247	(25,603,615)	(145,377,249)	24,884,811	(55,297,258)	(44,240,756)		(92,440,569)

121,497,459	99,540,212	95,325,358	240,702,607	28,872,415	84,169,673	181,143,856		273,584,425

$82,538,950	$121,497,459	$69,721,743	$95,325,358	$53,757,226	$28,872,415	$136,903,100		$181,143,856

20,000	1,170,000	980,000	1,760,000	590,000	580,000	360,000	(a)	120,000	(a)
(510,000)	(980,000)	(1,980,000)	(5,030,000)	(150,000)	(1,720,000)	(1,510,000	)(a)	(2,340,000	)(a)
1,370,000	1,180,000	2,460,000	5,730,000	710,000	1,850,000	4,530,000	(a)	6,750,000	(a)

880,000	1,370,000	1,460,000	2,460,000	1,150,000	710,000	3,380,000	(a)	4,530,000	(a)

60

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2024 and 2023

	Invesco Dorsey Wright Industrials Momentum ETF (PRN)		Invesco Dorsey Wright Technology Momentum ETF (PTF)

	2024	2023	2024		2023
Operations:
Net investment income (loss)	$559,613	$1,113,796	$(419,523)		$(331,545)
Net realized gain (loss)	26,874,047	(18,599,168)	78,183,467		(41,601,206)
Change in net unrealized appreciation (depreciation)	24,823,696	24,217,473	5,465,472		47,164,471

Net increase (decrease) in net assets resulting from operations	52,257,356	6,732,101	83,229,416		5,231,720

Distributions to Shareholders from:
Distributable earnings	(686,510)	(1,148,969)	(221,495)		-

Shareholder Transactions:
Proceeds from shares sold	148,235,572	24,825,901	421,158,134		113,251,506
Value of shares repurchased	(108,428,015)	(75,874,027)	(359,148,422)		(93,625,586)

Net increase (decrease) in net assets resulting from share transactions	39,807,557	(51,048,126)	62,009,712		19,625,920

Net increase (decrease) in net assets	91,378,403	(45,464,994)	145,017,633		24,857,640

Net assets:
Beginning of year	128,443,441	173,908,435	230,296,867		205,439,227

End of year	$219,821,844	$128,443,441	$375,314,500		$230,296,867

Changes in Shares Outstanding:
Shares sold	1,200,000	290,000	8,150,000	(a)	2,760,000	(a)
Shares repurchased	(890,000)	(850,000)	(6,910,000	)(a)	(2,250,000	)(a)
Shares outstanding, beginning of year	1,360,000	1,920,000	5,730,000	(a)	5,220,000	(a)

Shares outstanding, end of year	1,670,000	1,360,000	6,970,000	(a)	5,730,000	(a)

(a)	Changes in shares outstanding have been restated to reflect a three-for-one stock split effective after the close of business on July 14, 2023. See Note 10.
(b)	Changes in shares outstanding have been restated to reflect a five-for-one stock split effective after the close of business on July 14, 2023. See Note 10.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco Dorsey Wright Utilities		Invesco NASDAQ
Momentum ETF (PUI)		Internet ETF (PNQI)
2024	2023	2024		2023

$933,967	$1,283,665	$(2,305,036)		$(1,780,807)
(1,880,430)	(445,429)	41,353,450		(22,366,491)
2,145,336	(5,695,722)	148,852,755		24,295,360

1,198,873	(4,857,486)	187,901,169		148,062

(926,651)	(1,259,429)	-		-

4,036,574	45,958,102	173,209,510		106,828,408
(8,925,892)	(52,293,542)	(164,508,320)		(135,609,435)

(4,889,318)	(6,335,440)	8,701,190		(28,781,027)

(4,617,096)	(12,452,355)	196,602,359		(28,632,965)

43,309,498	55,761,853	528,284,576		556,917,541

$38,692,402	$43,309,498	$724,886,935		$528,284,576

130,000	1,250,000	4,840,000	(b)	4,350,000	(b)
(280,000)	(1,540,000)	(4,620,000	)(b)	(5,450,000	)(b)
1,290,000	1,580,000	18,800,000	(b)	19,900,000	(b)

1,140,000	1,290,000	19,020,000	(b)	18,800,000	(b)

62

Financial Highlights

Invesco Dorsey Wright Basic Materials Momentum ETF (PYZ)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$81.96	$91.81	$85.67	$47.51	$60.49

Net investment income(a)	0.95	1.00	0.35	0.47	0.79
Net realized and unrealized gain (loss) on investments	5.69 (b)	(9.87)	6.16	38.31	(12.77)

Total from investment operations	6.64	(8.87)	6.51	38.78	(11.98)

Distributions to shareholders from:
Net investment income	(1.05)	(0.98)	(0.37)	(0.62)	(1.00)

Net asset value at end of year	$87.55	$81.96	$91.81	$85.67	$47.51

Market price at end of year(c)	$87.56	$81.92	$91.90	$85.68	$47.63

Net Asset Value Total Return(d)	8.16%	(9.61)%	7.61%	82.25%	(19.95)%
Market Price Total Return(d)	8.22%	(9.74)%	7.70%	81.80%	(19.74)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$63,913	$156,536	$187,288	$114,802	$35,634
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.61	%(e)
Expenses, prior to Waivers	0.72%	0.73%	0.70%	0.82%	0.79	%(e)
Net investment income	1.16%	1.21%	0.38%	0.70%	1.40	%(e)
Portfolio turnover rate(f)	68%	86%	125%	132%	90%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Financial Highlights–(continued)

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF (PEZ)

	Years Ended April 30,
	2024	2023	2022	2021		2020
Per Share Operating Performance:
Net asset value at beginning of year	$68.98	$70.40	$89.43	$41.64		$56.86

Net investment income (loss)(a)	0.29	0.53	0.22	(0.00	)(b)	0.06
Net realized and unrealized gain (loss) on investments	21.28	(1.46)	(19.05)	47.98		(15.17)

Total from investment operations	21.57	(0.93)	(18.83)	47.98		(15.11)

Distributions to shareholders from:
Net investment income	(0.38)	(0.49)	(0.20)	(0.19)		(0.11)

Net asset value at end of year	$90.17	$68.98	$70.40	$89.43		$41.64

Market price at end of year(c)	$90.15	$69.03	$70.54	$89.37		$41.67

Net Asset Value Total Return(d)	31.40%	(1.27)%	(21.10)%	115.43%		(26.51)%
Market Price Total Return(d)	31.27%	(1.40)%	(20.90)%	115.13%		(26.47)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$58,612	$22,765	$38,718	$126,992		$16,657
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%		0.61	%(e)
Expenses, prior to Waivers	0.82%	1.01%	0.73%	0.80%		0.82	%(e)
Net investment income (loss)	0.37%	0.80%	0.25%	(0.00	)%(f)	0.12	%(e)
Portfolio turnover rate(g)	186%	192%	227%	163%		176%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $(0.005).
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Amount represents less than 0.005%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Financial Highlights–(continued)

Invesco Dorsey Wright Consumer Staples Momentum ETF (PSL)

	Years Ended April 30,
	2024	2023		2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$88.68	$84.36		$94.26	$60.84	$72.67

Net investment income(a)	0.90	1.68	(b)	1.21	0.73	0.46
Net realized and unrealized gain (loss) on investments	5.38	4.34		(9.89)	33.35	(11.78)

Total from investment operations	6.28	6.02		(8.68)	34.08	(11.32)

Distributions to shareholders from:
Net investment income	(1.17)	(1.70)		(1.22)	(0.66)	(0.51)

Net asset value at end of year	$93.79	$88.68		$84.36	$94.26	$60.84

Market price at end of year(c)	$93.81	$88.68		$84.28	$94.31	$60.81

Net Asset Value Total Return(d)	7.16%	7.34%		(9.27)%	56.25%	(15.61)%
Market Price Total Return(d)	7.18%	7.44%		(9.41)%	56.42%	(15.63)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$82,539	$121,497		$99,540	$111,221	$109,513
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%		0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.73%	0.73%		0.73%	0.75%	0.71%
Net investment income	1.03%	2.04	%(b)	1.34%	0.93%	0.65%
Portfolio turnover rate(e)	102%	135%		94%	97%	119%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period.Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.24 and 1.51%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Financial Highlights–(continued)

Invesco Dorsey Wright Energy Momentum ETF (PXI)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$38.75	$42.01	$24.49	$15.20	$31.95

Net investment income(a)	0.63	1.47	0.32	0.17	0.74	(b)
Net realized and unrealized gain (loss) on investments	9.03	(3.24)	17.47	9.33	(16.70)

Total from investment operations	9.66	(1.77)	17.79	9.50	(15.96)

Distributions to shareholders from:
Net investment income	(0.66)	(1.49)	(0.27)	(0.21)	(0.79)

Net asset value at end of year	$47.75	$38.75	$42.01	$24.49	$15.20

Market price at end of year(c)	$47.77	$38.73	$42.02	$24.51	$15.24

Net Asset Value Total Return(d)	25.14%	(4.42)%	72.99%	63.39%	(50.75)%
Market Price Total Return(d)	25.26%	(4.50)%	72.89%	63.10%	(50.62)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$69,722	$95,325	$240,703	$139,581	$17,479
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.62	%(e)
Expenses, prior to Waivers	0.75%	0.70%	0.70%	0.85%	0.86	%(e)
Net investment income	1.44%	3.37%	1.00%	0.86%	2.98	%(b)(e)
Portfolio turnover rate(f)	171%	147%	115%	196%	92%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period.Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.58 and 2.35%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights–(continued)

Invesco Dorsey Wright Financial Momentum ETF (PFI)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$40.67	$45.50	$51.11	$31.88	$35.52

Net investment income(a)	0.56	0.60	0.75	0.47	0.52
Net realized and unrealized gain (loss) on investments	6.32	(4.74)	(5.61)	19.34	(3.54)

Total from investment operations	6.88	(4.14)	(4.86)	19.81	(3.02)

Distributions to shareholders from:
Net investment income	(0.80)	(0.69)	(0.75)	(0.58)	(0.62)

Net asset value at end of year	$46.75	$40.67	$45.50	$51.11	$31.88

Market price at end of year(b)	$46.78	$40.63	$45.43	$51.16	$31.86

Net Asset Value Total Return(c)	17.05%	(9.05)%	(9.63)%	62.64%	(8.33)%
Market Price Total Return(c)	17.24%	(9.00)%	(9.85)%	62.90%	(8.31)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$53,757	$28,872	$84,170	$55,708	$28,695
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.61	%(d)
Expenses, prior to Waivers	0.71%	0.79%	0.70%	0.82%	0.71	%(d)
Net investment income	1.26%	1.44%	1.44%	1.16%	1.40	%(d)
Portfolio turnover rate(e)	138%	144%	153%	167%	158%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dorsey Wright Healthcare Momentum ETF (PTH)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$39.99	$40.53	$52.12	$32.77	$25.93

Net investment income (loss)(b)	(0.07)	(0.01)	(0.24)	(0.16)	(0.10)
Net realized and unrealized gain (loss) on investments	0.58 (c)	(0.53)	(11.35)	19.51	6.94

Total from investment operations	0.51	(0.54)	(11.59)	19.35	6.84

Net asset value at end of year	$40.50	$39.99	$40.53	$52.12	$32.77

Market price at end of year(d)	$40.50	$39.97	$40.50	$52.05	$32.83

Net Asset Value Total Return(e)	1.28%	(1.34)%	(22.24)%	59.04%	26.39%
Market Price Total Return(e)	1.32%	(1.31)%	(22.18)%	58.54%	26.78%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$136,903	$181,144	$273,584	$558,234	$265,463
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.71%	0.71%	0.68%	0.67%	0.73%
Net investment income (loss)	(0.18)%	(0.02)%	(0.47)%	(0.32)%	(0.34)%
Portfolio turnover rate(f)	265%	219%	204%	217%	175%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights–(continued)

Invesco Dorsey Wright Industrials Momentum ETF (PRN)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$94.44	$90.58	$102.57	$61.51	$63.65

Net investment income(a)	0.39	0.83	0.14	0.05	0.30
Net realized and unrealized gain (loss) on investments	37.29	3.91	(11.97)	41.11	(2.16)

Total from investment operations	37.68	4.74	(11.83)	41.16	(1.86)

Distributions to shareholders from:
Net investment income	(0.49)	(0.88)	(0.16)	(0.10)	(0.28)

Net asset value at end of year.	$131.63	$94.44	$90.58	$102.57	$61.51

Market price at end of year(b)	$131.74	$94.45	$90.42	$102.49	$61.72

Net Asset Value Total Return(c)	40.00%	5.32%	(11.56)%	66.98%	(2.95)%
Market Price Total Return(c)	40.11%	5.52%	(11.64)%	66.28%	(2.61)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$219,822	$128,443	$173,908	$314,886	$58,431
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.61	%(d)
Expenses, prior to Waivers	0.61%	0.65%	0.63%	0.64%	0.62	%(d)
Net investment income	0.34%	0.92%	0.13%	0.06%	0.46	%(d)
Portfolio turnover rate(e)	78%	142%	152%	169%	111%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dorsey Wright Technology Momentum ETF (PTF)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$40.19	$39.36	$47.63	$25.54	$23.94

Net investment income (loss)(b)	(0.06)	(0.06)	(0.15)	(0.15)	(0.04)
Net realized and unrealized gain (loss) on investments	13.76	0.89	(8.12)	22.24	1.64

Total from investment operations	13.70	0.83	(8.27)	22.09	1.60

Distributions to shareholders from:
Net investment income	(0.04)	-	-	-	-

Net asset value at end of year	$53.85	$40.19	$39.36	$47.63	$25.54

Market price at end of year(c)	$53.85	$40.18	$39.37	$47.62	$25.56

Net Asset Value Total Return(d)	34.09%	2.13%	(17.37)%	86.48%	6.70%
Market Price Total Return(d)	34.14%	2.05%	(17.33)%	86.28%	6.65%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$375,315	$230,297	$205,439	$297,237	$157,096
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.68%	0.71%	0.69%	0.69%	0.69%
Net investment income (loss)	(0.13)%	(0.16)%	(0.31)%	(0.37)%	(0.17)%
Portfolio turnover rate(e)	181%	158%	207%	172%	159%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights–(continued)

Invesco Dorsey Wright Utilities Momentum ETF (PUI)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$33.57	$35.29	$34.30	$30.19	$32.18

Net investment income(a)	0.81	0.72	0.73	0.64	0.65
Net realized and unrealized gain (loss) on investments	0.36	(1.77)	0.98	4.27	(1.87)

Total from investment operations	1.17	(1.05)	1.71	4.91	(1.22)

Distributions to shareholders from:
Net investment income	(0.80)	(0.67)	(0.72)	(0.80)	(0.77)

Net asset value at end of year	$33.94	$33.57	$35.29	$34.30	$30.19

Market price at end of year(b)	$33.94	$33.57	$35.27	$34.24	$30.29

Net Asset Value Total Return(c)	3.64%	(3.00)%	5.08%	16.63%	(3.84)%
Market Price Total Return(c)	3.64%	(2.95)%	5.20%	16.05%	(3.53)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$38,692	$43,309	$55,762	$49,728	$81,526
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.84%	0.78%	0.81%	0.81%	0.69%
Net investment income	2.52%	2.09%	2.12%	2.06%	1.93%
Portfolio turnover rate(d)	49%	60%	61%	64%	69%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco NASDAQ Internet ETF (PNQI)

	Years Ended April 30,
	2024(a)	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$28.10	$27.99	$48.83	$29.36	$28.49

Net investment income (loss)(b)	(0.12)	(0.09)	(0.24)	(0.23)	(0.09)
Net realized and unrealized gain (loss) on investments	10.13	0.20	(20.60)	19.70	0.96

Total from investment operations	10.01	0.11	(20.84)	19.47	0.87

Net asset value at end of year.	$38.11	$28.10	$27.99	$48.83	$29.36

Market price at end of year(c)	$38.11	$28.10	$27.95	$48.87	$29.35

Net Asset Value Total Return(d)	35.61%	0.40%	(42.68)%	66.30%	3.07%
Market Price Total Return(d)	35.60%	0.54%	(42.81)%	66.50%	3.05%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$724,887	$528,285	$556,918	$1,069,442	$557,897
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60%	0.60	%(e)
Net investment income (loss)	(0.36)%	(0.36)%	(0.55)%	(0.54)%	(0.32)%
Portfolio turnover rate(f)	29%	21%	29%	27%	41%

(a)	Per share amounts have been adjusted to reflect a five-for-one stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2024

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Former Fund Name	Short Name

Invesco Dorsey Wright Basic Materials Momentum ETF (PYZ)*	Invesco DWA Basic Materials Momentum ETF	“Dorsey Wright Basic Materials Momentum ETF”

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF (PEZ)*	Invesco DWA Consumer Cyclicals Momentum ETF	“Dorsey Wright Consumer Cyclicals Momentum ETF”

Invesco Dorsey Wright Consumer Staples Momentum ETF (PSL)*	Invesco DWA Consumer Staples Momentum ETF	“Dorsey Wright Consumer Staples Momentum ETF”

Invesco Dorsey Wright Energy Momentum ETF (PXI)*	Invesco DWA Energy Momentum ETF	“Dorsey Wright Energy Momentum ETF”

Invesco Dorsey Wright Financial Momentum ETF (PFI)*	Invesco DWA Financial Momentum ETF	“Dorsey Wright Financial Momentum ETF”

Invesco Dorsey Wright Healthcare Momentum ETF (PTH)*	Invesco DWA Healthcare Momentum ETF	“Dorsey Wright Healthcare Momentum ETF”

Invesco Dorsey Wright Industrials Momentum ETF (PRN)*	Invesco DWA Industrials Momentum ETF	“Dorsey Wright Industrials Momentum ETF”

Invesco Dorsey Wright Technology Momentum ETF (PTF)*	Invesco DWA Technology Momentum ETF	“Dorsey Wright Technology Momentum ETF”

Invesco Dorsey Wright Utilities Momentum ETF (PUI)*	Invesco DWA Utilities Momentum ETF	“Dorsey Wright Utilities Momentum ETF”

Invesco NASDAQ Internet ETF (PNQI)		“NASDAQ Internet ETF”

*	Effective after the close of markets on August 25, 2023, the Fund’s name changed.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market LLC.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Dorsey Wright Basic Materials Momentum ETF	Dorsey Wright® Basic Materials Technical Leaders Index

Dorsey Wright Consumer Cyclicals Momentum ETF	Dorsey Wright® Consumer Cyclicals Technical Leaders Index

Dorsey Wright Consumer Staples Momentum ETF	Dorsey Wright® Consumer Staples Technical Leaders Index

Dorsey Wright Energy Momentum ETF	Dorsey Wright® Energy Technical Leaders Index

Dorsey Wright Financial Momentum ETF	Dorsey Wright® Financials Technical Leaders Index

Dorsey Wright Healthcare Momentum ETF	Dorsey Wright® Healthcare Technical Leaders Index

Dorsey Wright Industrials Momentum ETF	Dorsey Wright® Industrials Technical Leaders Index

Dorsey Wright Technology Momentum ETF	Dorsey Wright® Technology Technical Leaders Index

Dorsey Wright Utilities Momentum ETF	Dorsey Wright® Utilities Technical Leaders Index

NASDAQ Internet ETF	NASDAQ CTA Internet IndexSM

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

70

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

71

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s

72

taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund (except for NASDAQ Internet ETF) is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

NASDAQ Internet ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are directly identifiable to a specific Fund, including expenses that are excluded from a Fund’s unitary management fee (if applicable), are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund, including expenses that are excluded from a Fund’s unitary management fee (if applicable), are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by

73

the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended April 30, 2024, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

Dorsey Wright Basic Material Momentum ETF	$3,629

Dorsey Wright Consumer Cyclicals Momentum ETF	2,412

Dorsey Wright Consumer Staples Momentum ETF	1,601

Dorsey Wright Energy Momentum ETF	6,815

Dorsey Wright Financial Momentum ETF	4,112

Dorsey Wright Healthcare Momentum ETF	32,485

Dorsey Wright Industrials Momentum ETF	1,448

Dorsey Wright Technology Momentum ETF	49,485

Dorsey Wright Utilities Momentum ETF	390

NASDAQ Internet ETF	6,302

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

The performance of a Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause a Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that a Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of a Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statements of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the

74

investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies that are “actively managed”, each Fund is a “passive” investor and therefore does not utilize an investing strategy that seeks returns in excess of its respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. If a specific security is removed from an Underlying Index, its respective Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value.

An Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

75

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because NASDAQ Internet ETF is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except for NASDAQ Internet ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, NASDAQ Internet ETF accrues daily and pays monthly to the Adviser, as compensation for its services, an annual unitary management fee of 0.60% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser pays for substantially all expenses of NASDAQ Internet ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except NASDAQ Internet ETF), pursuant to which the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser)) of each Fund (except NASDAQ Internet ETF) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2026. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2026. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees.

Further, through at least August 31, 2026, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This waiver is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2024, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dorsey Wright Basic Materials Momentum ETF	$136,818

Dorsey Wright Consumer Cyclicals Momentum ETF	73,824

Dorsey Wright Consumer Staples Momentum ETF	122,887

Dorsey Wright Energy Momentum ETF	138,691

Dorsey Wright Financial Momentum ETF	38,408

76

Dorsey Wright Healthcare Momentum ETF	$158,506

Dorsey Wright Industrials Momentum ETF	9,156

Dorsey Wright Technology Momentum ETF	265,169

Dorsey Wright Utilities Momentum ETF	90,616

NASDAQ Internet ETF	80

The fees waived and/or expenses borne by the Adviser, pursuant to the Expense Cap, are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2024 are as follows:

	Total Potential Recapture	Potential Recapture Amounts Expiring
	Amounts	4/30/25	4/30/26	4/30/27

Dorsey Wright Basic Materials Momentum ETF	$496,203	$167,780	$191,801	$136,622

Dorsey Wright Consumer Cyclicals Momentum ETF	314,404	132,414	108,291	73,699

Dorsey Wright Consumer Staples Momentum ETF	421,822	138,574	160,546	122,702

Dorsey Wright Energy Momentum ETF	513,155	156,302	218,338	138,515

Dorsey Wright Financial Momentum ETF	230,973	89,336	103,352	38,285

Dorsey Wright Healthcare Momentum ETF	777,741	362,462	257,024	158,255

Dorsey Wright Industrials Momentum ETF	172,401	82,905	59,111	30,385

Dorsey Wright Technology Momentum ETF	756,562	259,127	232,413	265,022

Dorsey Wright Utilities Momentum ETF	300,177	99,123	110,535	90,519

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

Dorsey Wright Basic Materials Momentum ETF	Dorsey Wright & Associates, LLC

Dorsey Wright Consumer Cyclicals Momentum ETF	Dorsey Wright & Associates, LLC

Dorsey Wright Consumer Staples Momentum ETF	Dorsey Wright & Associates, LLC

Dorsey Wright Energy Momentum ETF	Dorsey Wright & Associates, LLC

Dorsey Wright Financial Momentum ETF	Dorsey Wright & Associates, LLC

Dorsey Wright Healthcare Momentum ETF	Dorsey Wright & Associates, LLC

Dorsey Wright Industrials Momentum ETF	Dorsey Wright & Associates, LLC

Dorsey Wright Technology Momentum ETF	Dorsey Wright & Associates, LLC

Dorsey Wright Utilities Momentum ETF	Dorsey Wright & Associates, LLC

NASDAQ Internet ETF	Nasdaq, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for NASDAQ Internet ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2024, the Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Dorsey Wright Basic Materials Momentum ETF	$26,390

Dorsey Wright Consumer Cyclicals Momentum ETF	10,013

Dorsey Wright Consumer Staples Momentum ETF	17,679

Dorsey Wright Energy Momentum ETF	46,926

77

Dorsey Wright Financial Momentum ETF	$16,216

Dorsey Wright Healthcare Momentum ETF	95,382

Dorsey Wright Industrials Momentum ETF	11,883

Dorsey Wright Technology Momentum ETF	97,613

Dorsey Wright Utilities Momentum ETF	5,741

NASDAQ Internet ETF	11,499

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Dorsey Wright Basic Materials Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$63,904,073	$-	$-	$63,904,073

Money Market Funds	115,756	7,118,252	-	7,234,008

Total Investments	$64,019,829	$7,118,252	$-	$71,138,081

Dorsey Wright Consumer Cyclicals Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$58,630,060	$-	$-	$58,630,060

Money Market Funds	105,604	13,515,691	-	13,621,295

Total Investments	$58,735,664	$13,515,691	$-	$72,251,355

Dorsey Wright Consumer Staples Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$82,509,905	$-	$-	$82,509,905

Money Market Funds	131,677	14,014,985	-	14,146,662

Total Investments	$82,641,582	$14,014,985	$-	$96,656,567

Dorsey Wright Energy Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$69,724,125	$-	$-	$69,724,125

Money Market Funds	150,295	12,907,690	-	13,057,985

Total Investments	$69,874,420	$12,907,690	$-	$82,782,110

78

	Level 1	Level 2	Level 3	Total

Dorsey Wright Financial Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$53,736,292	$-	$-	$53,736,292

Money Market Funds	118,992	8,765,025	-	8,884,017

Total Investments	$53,855,284	$8,765,025	$-	$62,620,309

Dorsey Wright Healthcare Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$136,776,954	$-	$-	$136,776,954

Money Market Funds	212,644	40,405,014	-	40,617,658

Total Investments	$136,989,598	$40,405,014	$-	$177,394,612

Dorsey Wright Industrials Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$219,892,660	$-	$-	$219,892,660

Money Market Funds	151,020	9,787,650	-	9,938,670

Total Investments	$220,043,680	$9,787,650	$-	$229,831,330

Dorsey Wright Technology Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$375,344,061	$-	$-	$375,344,061

Money Market Funds	231,847	32,538,167	-	32,770,014

Total Investments	$375,575,908	$32,538,167	$-	$408,114,075

Dorsey Wright Utilities Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$38,630,254	$-	$-	$38,630,254

Money Market Funds	86,926	2,249,209	-	2,336,135

Total Investments	$38,717,180	$2,249,209	$-	$40,966,389

NASDAQ Internet ETF

Investments in Securities

Common Stocks & Other Equity Interests	$724,890,775	$-	$-	$724,890,775

Money Market Funds	-	36,636,096	-	36,636,096

Total Investments	$724,890,775	$36,636,096	$-	$761,526,871

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2024 and 2023:

	2024	2023
	Ordinary Income*	Ordinary Income*

Dorsey Wright Basic Materials Momentum ETF	$1,272,105	$1,743,728

Dorsey Wright Consumer Cyclicals Momentum ETF	166,069	181,785

Dorsey Wright Consumer Staples Momentum ETF	1,240,892	2,475,873

Dorsey Wright Energy Momentum ETF	1,476,198	7,195,508

Dorsey Wright Financial Momentum ETF	574,350	816,131

Dorsey Wright Healthcare Momentum ETF	-	-

Dorsey Wright Industrials Momentum ETF	686,510	1,148,969

Dorsey Wright Technology Momentum ETF	221,495	-

Dorsey Wright Utilities Momentum ETF	926,651	1,259,429

NASDAQ Internet ETF	-	-

*	Includes short-term capital gain distributions, if any.

79

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation- Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets

Dorsey Wright Basic Materials Momentum ETF	$22,510	$(66,514)	$7,182,292	$(103,232,393)	$-	$160,007,077	$63,912,972

Dorsey Wright Consumer Cyclicals Momentum ETF	-	(62,341)	7,951,426	(81,966,458)	-	132,689,416	58,612,043

Dorsey Wright Consumer Staples Momentum ETF	30,759	(67,854)	11,980,085	(119,763,023)	-	190,358,983	82,538,950

Dorsey Wright Energy Momentum ETF	-	(74,006)	5,089,788	(204,035,837)	-	268,741,798	69,721,743

Dorsey Wright Financial Momentum ETF	413,124	(59,490)	4,098,105	(46,493,065)	-	95,798,552	53,757,226

Dorsey Wright Healthcare Momentum ETF	-	(76,101)	5,848,385	(328,886,784)	-	460,017,600	136,903,100

Dorsey Wright Industrials Momentum ETF	-	(68,216)	37,025,715	(119,506,867)	-	302,371,212	219,821,844

Dorsey Wright Technology Momentum ETF	-	(68,141)	22,315,961	(232,282,073)	(356,834)	585,705,587	375,314,500

Dorsey Wright Utilities Momentum ETF	62,519	(62,982)	323,444	(32,980,893)	-	71,350,314	38,692,402

NASDAQ Internet ETF	-	-	59,251,678	(169,274,747)	(922,192)	835,832,196	724,886,935

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of April 30, 2024, as follows:

	No expiration
	Short-Term	Long-Term	Total*

Dorsey Wright Basic Materials Momentum ETF	$88,714,811	$14,517,582	$103,232,393

Dorsey Wright Consumer Cyclicals Momentum ETF	81,966,458	-	81,966,458

Dorsey Wright Consumer Staples Momentum ETF	114,449,467	5,313,556	119,763,023

Dorsey Wright Energy Momentum ETF	173,252,445	30,783,392	204,035,837

Dorsey Wright Financial Momentum ETF	46,380,746	112,319	46,493,065

Dorsey Wright Healthcare Momentum ETF	328,886,784	-	328,886,784

Dorsey Wright Industrials Momentum ETF	118,449,164	1,057,703	119,506,867

Dorsey Wright Technology Momentum ETF	232,282,073	-	232,282,073

Dorsey Wright Utilities Momentum ETF	27,419,080	5,561,813	32,980,893

NASDAQ Internet ETF	77,089,957	92,184,790	169,274,747

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended April 30, 2024, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Dorsey Wright Basic Materials Momentum ETF	$75,769,566	$75,765,979

Dorsey Wright Consumer Cyclicals Momentum ETF	63,013,745	63,076,513

Dorsey Wright Consumer Staples Momentum ETF	97,823,793	98,104,455

Dorsey Wright Energy Momentum ETF	156,415,968	156,404,470

Dorsey Wright Financial Momentum ETF	46,570,756	46,698,034

Dorsey Wright Healthcare Momentum ETF	392,974,510	393,400,445

Dorsey Wright Industrials Momentum ETF	132,362,213	133,266,939

Dorsey Wright Technology Momentum ETF	668,169,538	631,581,007

Dorsey Wright Utilities Momentum ETF	18,354,064	18,262,605

NASDAQ Internet ETF	181,586,787	183,760,114

80

 For the fiscal year ended April 30, 2024, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales

Dorsey Wright Basic Materials Momentum ETF	$-	$92,184,043

Dorsey Wright Consumer Cyclicals Momentum ETF	33,006,760	8,260,605

Dorsey Wright Consumer Staples Momentum ETF	1,768,188	44,019,211

Dorsey Wright Energy Momentum ETF	44,601,753	82,568,061

Dorsey Wright Financial Momentum ETF	26,609,619	6,422,302

Dorsey Wright Healthcare Momentum ETF	14,842,039	56,426,086

Dorsey Wright Industrials Momentum ETF	148,228,071	107,532,703

Dorsey Wright Technology Momentum ETF	377,118,774	352,258,028

Dorsey Wright Utilities Momentum ETF	4,032,777	8,922,982

NASDAQ Internet ETF	172,712,095	164,331,407

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of April 30, 2024, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost

Dorsey Wright Basic Materials Momentum ETF	$9,137,916	$(1,955,624)	$7,182,292	$63,955,789

Dorsey Wright Consumer Cyclicals Momentum ETF	9,566,187	(1,614,761)	7,951,426	64,299,929

Dorsey Wright Consumer Staples Momentum ETF	13,539,325	(1,559,240)	11,980,085	84,676,482

Dorsey Wright Energy Momentum ETF	7,131,264	(2,041,476)	5,089,788	77,692,322

Dorsey Wright Financial Momentum ETF	6,220,335	(2,122,230)	4,098,105	58,522,204

Dorsey Wright Healthcare Momentum ETF	18,844,390	(12,996,005)	5,848,385	171,546,227

Dorsey Wright Industrials Momentum ETF	39,951,709	(2,925,994)	37,025,715	192,805,615

Dorsey Wright Technology Momentum ETF	39,315,238	(16,999,277)	22,315,961	385,798,114

Dorsey Wright Utilities Momentum ETF	3,642,116	(3,318,672)	323,444	40,642,945

NASDAQ Internet ETF	162,684,874	(103,433,196)	59,251,678	702,275,193

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2024, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Dorsey Wright Basic Materials Momentum ETF	$5	$(8,898,923)	$8,898,918

Dorsey Wright Consumer Cyclicals Momentum ETF	10,852	(1,282,639)	1,271,787

Dorsey Wright Consumer Staples Momentum ETF	-	(5,849,138)	5,849,138

Dorsey Wright Energy Momentum ETF	15,618	(8,993,423)	8,977,805

Dorsey Wright Financial Momentum ETF	66,937	(729,255)	662,318

Dorsey Wright Healthcare Momentum ETF	352,116	(3,171,567)	2,819,451

Dorsey Wright Industrials Momentum ETF	111,092	(28,414,675)	28,303,583

Dorsey Wright Technology Momentum ETF	464,344	(108,407,558)	107,943,214

Dorsey Wright Utilities Momentum ETF	-	(70,923)	70,923

NASDAQ Internet ETF	2,040,777	(45,167,942)	43,127,165
NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for NASDAQ Internet ETF. Interested Trustees do not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee

81

are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 10–Stock Split

On June 22, 2023, the Board of Trustees approved the stock splits set forth in the table below. The effect of the stock splits was to increase the number of shares outstanding of those Funds, whereby every outstanding share of the respective Funds was exchanged for three or five shares, as described below, effective after the close of business on July 14, 2023. The transactions did not change the net assets of the Funds or the net asset value of any shareholder’s investment in the Funds.

Fund	Stock Split Ratio
Dorsey Wright Healthcare Momentum ETF	3 to 1

Dorsey Wright Technology Momentum ETF	3 to 1
NASDAQ Internet ETF	5 to 1

82

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dorsey Wright Basic Materials Momentum ETF, Invesco Dorsey Wright Consumer Cyclicals Momentum ETF, Invesco Dorsey Wright Consumer Staples Momentum ETF, Invesco Dorsey Wright Energy Momentum ETF, Invesco Dorsey Wright Financial Momentum ETF, Invesco Dorsey Wright Healthcare Momentum ETF, Invesco Dorsey Wright Industrials Momentum ETF, Invesco Dorsey Wright Technology Momentum ETF, Invesco Dorsey Wright Utilities Momentum ETF and Invesco NASDAQ Internet ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dorsey Wright Basic Materials Momentum ETF, Invesco Dorsey Wright Consumer Cyclicals Momentum ETF, Invesco Dorsey Wright Consumer Staples Momentum ETF, Invesco Dorsey Wright Energy Momentum ETF, Invesco Dorsey Wright Financial Momentum ETF, Invesco Dorsey Wright Healthcare Momentum ETF, Invesco Dorsey Wright Industrials Momentum ETF, Invesco Dorsey Wright Technology Momentum ETF, Invesco Dorsey Wright Utilities Momentum ETF and Invesco NASDAQ Internet ETF (ten of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations for the year ended April 30, 2024, the statements of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2024, and each of the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 27, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

83

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Invesco NASDAQ Internet ETF), you incur advisory fees and other Fund expenses. As a shareholder of the Invesco NASDAQ Internet ETF, you incur a unitary management fee. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2023 through April 30, 2024.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2023	April 30, 2024	Six-Month Period	Six-Month Period(1)

Invesco Dorsey Wright Basic Materials Momentum ETF (PYZ)

Actual	$1,000.00	$1,194.70	0.60%	$3.27

Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF (PEZ)

Actual	1,000.00	1,493.10	0.60	3.72

Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

Invesco Dorsey Wright Consumer Staples Momentum ETF (PSL)

Actual	1,000.00	1,192.60	0.60	3.27

Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

Invesco Dorsey Wright Energy Momentum ETF (PXI)

Actual	1,000.00	1,108.70	0.60	3.15

Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

Invesco Dorsey Wright Financial Momentum ETF (PFI)

Actual	1,000.00	1,191.60	0.60	3.27

Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

84

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2023	April 30, 2024	Six-Month Period	Six-Month Period(1)

Invesco Dorsey Wright Healthcare Momentum ETF (PTH)

Actual	$1,000.00	$1,338.40	0.60%	$3.49

Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

Invesco Dorsey Wright Industrials Momentum ETF (PRN)

Actual	1,000.00	1,371.50	0.60	3.54

Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

Invesco Dorsey Wright Technology Momentum ETF (PTF)

Actual	1,000.00	1,310.20	0.60	3.45

Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

Invesco Dorsey Wright Utilities Momentum ETF (PUI)

Actual	1,000.00	1,145.60	0.60	3.20

Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

Invesco NASDAQ Internet ETF (PNQI)

Actual	1,000.00	1,273.30	0.60	3.39

Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2024. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

85

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2024:

			Corporate
	Qualified	Qualified	Dividends	U.S.	Business	Qualified
	Business	Dividend	Received	Treasury	Interest	Interest
	Income*	Income*	Deduction*	Obligations*	Income*	Income*

Invesco Dorsey Wright Basic Materials Momentum ETF	0%	100%	100%	0%	0%	1%

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	0%	100%	100%	0%	0%	2%

Invesco Dorsey Wright Consumer Staples Momentum ETF	0%	100%	100%	0%	0%	1%

Invesco Dorsey Wright Energy Momentum ETF	0%	100%	100%	0%	0%	0%

Invesco Dorsey Wright Financial Momentum ETF	12%	37%	39%	0%	1%	1%

Invesco Dorsey Wright Healthcare Momentum ETF	0%	0%	0%	0%	0%	0%

Invesco Dorsey Wright Industrials Momentum ETF	0%	100%	100%	0%	0%	1%

Invesco Dorsey Wright Technology Momentum ETF	0%	0%	0%	0%	0%	0%

Invesco Dorsey Wright Utilities Momentum ETF	0%	100%	100%	0%	0%	0%

Invesco NASDAQ Internet ETF	0%	0%	0%	0%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

86

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2024

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider) (1988-2001).	214	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

87

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, First Eagle Alternative Credit LLC (2020-2023), Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

88

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Chikaming Open Lands (2014-2023); Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

89

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

90

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); Council on Children’s and Women’s Health (2012-Present); formerly, Governing Council Member (2016-2023) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

91

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

92

Trustees and Officers–(continued)

The President, Principal Executive Officer and the other executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below.

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Brian Hartigan–1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2023	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023-Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023-Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020-Present); Manager and President, Invesco Investment Advisers LLC (2020-Present) and and Manager, Invesco Indexing LLC (2023 – Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020-2023); Global Head of ETF Investments (2017-2020); Head of Investments-PowerShares (2015-2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010-2015).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer (2020-Present), Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

93

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal - ETFs and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC, Manager, Invesco Investment Advisers LLC (2024-Present); formerly, Assistant Secretary, Invesco Investment Advisers LLC (2020-2024); Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- 2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

94

Trustees and Officers–(continued)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

95

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2024, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Bloomberg Analyst Rating Improvers ETF	Invesco S&P 500® Equal Weight Industrials ETF
Invesco Bloomberg MVP Multi-factor ETF	Invesco S&P 500® Equal Weight Materials ETF
Invesco Dow Jones Industrial Average Dividend ETF	Invesco S&P 500® Equal Weight Real Estate ETF
Invesco NASDAQ Internet ETF	Invesco S&P 500® Equal Weight Technology ETF
Invesco Next Gen Connectivity ETF	Invesco S&P 500® Equal Weight Utilities ETF
Invesco S&P 500 BuyWrite ETF	Invesco S&P 500® Pure Growth ETF
Invesco S&P 500® Equal Weight Communication Services ETF	Invesco S&P 500® Pure Value ETF
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Invesco S&P 500® Top 50 ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	Invesco S&P MidCap 400® GARP ETF
Invesco S&P 500® Equal Weight Energy ETF	Invesco S&P MidCap 400® Pure Growth ETF
Invesco S&P 500® Equal Weight ETF	Invesco S&P MidCap 400® Pure Value ETF
Invesco S&P 500® Equal Weight Financials ETF	Invesco S&P SmallCap 600® Pure Growth ETF
Invesco S&P 500® Equal Weight Health Care ETF	Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2023, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

96

Approval of Investment Advisory Contracts–(continued)

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●	0.29% of the Fund’s average daily net assets for each of Invesco S&P 500 BuyWrite ETF and Invesco Bloomberg MVP Multi-factor ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® GARP ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

●

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median

Invesco Bloomberg Analyst Rating Improvers ETF			X

Invesco Bloomberg MVP Multi-factor ETF			X

Invesco Dow Jones Industrial Average Dividend ETF	X	X	X

Invesco NASDAQ Internet ETF			X

Invesco Next Gen Connectivity ETF	X	N/A	X

Invesco S&P 500 BuyWrite ETF	X	N/A	X

Invesco S&P 500® Equal Weight Communication Services ETF	X		X

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X

Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X

Invesco S&P 500® Equal Weight Energy ETF	X		X

Invesco S&P 500® Equal Weight ETF	X		X

Invesco S&P 500® Equal Weight Financials ETF	X		X

Invesco S&P 500® Equal Weight Health Care ETF	X		X

Invesco S&P 500® Equal Weight Industrials ETF	X		X

Invesco S&P 500® Equal Weight Materials ETF	X		X

Invesco S&P 500® Equal Weight Real Estate ETF			X

Invesco S&P 500® Equal Weight Technology ETF	X		X

Invesco S&P 500® Equal Weight Utilities ETF	X	X	X

Invesco S&P 500® Pure Growth ETF	X	X	X

Invesco S&P 500® Pure Value ETF			X

Invesco S&P 500® Top 50 ETF			X

Invesco S&P MidCap 400® GARP ETF			X

Invesco S&P MidCap 400® Pure Growth ETF			X

Invesco S&P MidCap 400® Pure Value ETF		X	X

Invesco S&P SmallCap 600® Pure Growth ETF			X

Invesco S&P SmallCap 600® Pure Value ETF		X	X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

97

Approval of Investment Advisory Contracts–(continued)

The Board noted that, effective March 25, 2023, Invesco Raymond James SB-1 Equity ETF converted to Invesco Bloomberg Analyst Rating Improvers ETF and the Fund’s management fee was reduced by 35 basis points. In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Bloomberg Analyst Rating Improvers ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco S&P 500® Equal Weight ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

98

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2024, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF	Invesco International Dividend AchieversTM ETF
Invesco AI and Next Gen Software ETF	Invesco Large Cap Growth ETF
Invesco Biotechnology & Genome ETF	Invesco Large Cap Value ETF
Invesco Building & Construction ETF	Invesco Leisure and Entertainment ETF
Invesco BuyBack AchieversTM ETF	Invesco MSCI Sustainable Future ETF
Invesco Dividend AchieversTM ETF	Invesco Next Gen Media and Gaming ETF
Invesco Dorsey Wright Basic Materials Momentum ETF	Invesco Oil & Gas Services ETF
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	Invesco Pharmaceuticals ETF
Invesco Dorsey Wright Consumer Staples Momentum ETF	Invesco S&P 100 Equal Weight ETF
Invesco Dorsey Wright Energy Momentum ETF	Invesco S&P 500 GARP ETF
Invesco Dorsey Wright Financial Momentum ETF	Invesco S&P 500® Quality ETF
Invesco Dorsey Wright Healthcare Momentum ETF	Invesco S&P 500 Value with Momentum ETF
Invesco Dorsey Wright Industrials Momentum ETF	Invesco S&P MidCap Momentum ETF
Invesco Dorsey Wright Momentum ETF	Invesco S&P MidCap Quality ETF
Invesco Dorsey Wright Technology Momentum ETF	Invesco S&P MidCap Value with Momentum ETF
Invesco Dorsey Wright Utilities Momentum ETF	Invesco S&P SmallCap Momentum ETF
Invesco Energy Exploration & Production ETF	Invesco S&P SmallCap Value with Momentum ETF
Invesco Financial Preferred ETF	Invesco S&P Spin-Off ETF
Invesco Food & Beverage ETF	Invesco Semiconductors ETF
Invesco FTSE RAFI US 1000 ETF	Invesco Water Resources ETF
Invesco FTSE RAFI US 1500 Small-Mid ETF	Invesco WilderHill Clean Energy ETF
Invesco Global Listed Private Equity ETF	Invesco Zacks Mid-Cap ETF
Invesco Golden Dragon China ETF	Invesco Zacks Multi-Asset Income ETF
Invesco High Yield Equity Dividend AchieversTM ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2023, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration

99

Approval of Investment Advisory Contracts–(continued)

statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function. Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2026, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dorsey Wright Basic Materials Momentum ETF, Invesco Dorsey Wright Consumer Cyclicals Momentum ETF, Invesco Dorsey Wright Consumer Staples Momentum ETF, Invesco Dorsey Wright Energy Momentum ETF, Invesco Dorsey Wright Financial Momentum ETF, Invesco Dorsey Wright Healthcare Momentum ETF, Invesco Dorsey Wright Industrials Momentum ETF, Invesco Dorsey Wright Technology Momentum ETF and Invesco Dorsey Wright Utilities Momentum ETF; and

●

0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco AI and Next Gen Software ETF, Invesco Biotechnology & Genome ETF, Invesco Building & Construction ETF, Invesco BuyBack AchieversTM ETF, Invesco Dorsey Wright Momentum ETF, Invesco Energy Exploration & Production ETF, Invesco Financial Preferred ETF, Invesco Food & Beverage ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco Large Cap Growth ETF, Invesco Large Cap Value ETF, Invesco Leisure and Entertainment ETF, Invesco MSCI

100

Approval of Investment Advisory Contracts–(continued)

Sustainable Future ETF, Invesco Next Gen Media and Gaming ETF, Invesco Oil & Gas Services ETF, Invesco Pharmaceuticals ETF, Invesco Semiconductors ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco AI and Next Gen Software ETF	X	N/A	X

Invesco Biotechnology & Genome ETF			X

Invesco Building & Construction ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF			X

Invesco Dorsey Wright Basic Materials Momentum ETF			X

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF			X

Invesco Dorsey Wright Consumer Staples Momentum ETF	X		X

Invesco Dorsey Wright Energy Momentum ETF			X

Invesco Dorsey Wright Financial Momentum ETF			X

Invesco Dorsey Wright Healthcare Momentum ETF			X

Invesco Dorsey Wright Industrials Momentum ETF			X

Invesco Dorsey Wright Momentum ETF			X

Invesco Dorsey Wright Technology Momentum ETF			X

Invesco Dorsey Wright Utilities Momentum ETF			X

Invesco Energy Exploration & Production ETF			X

Invesco Financial Preferred ETF			X

Invesco Food & Beverage ETF	X		X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF	X	N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF			X

Invesco International Dividend AchieversTM ETF	X		X

Invesco Large Cap Growth ETF			X

Invesco Large Cap Value ETF			X

Invesco Leisure and Entertainment ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco Next Gen Media and Gaming ETF			X

Invesco Oil & Gas Services ETF			X

Invesco Pharmaceuticals ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

101

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF			X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Semiconductors ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the licensing fees paid by the Funds and noted those Funds for which license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco AI and Next Gen Software ETF	X	N/A	X

Invesco Biotechnology & Genome ETF			X

Invesco Building & Construction ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF		X	X

Invesco Dorsey Wright Basic Materials Momentum ETF			X

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF			X

Invesco Dorsey Wright Consumer Staples Momentum ETF			X

Invesco Dorsey Wright Energy Momentum ETF			X

Invesco Dorsey Wright Financial Momentum ETF			X

Invesco Dorsey Wright Healthcare Momentum ETF			X

Invesco Dorsey Wright Industrials Momentum ETF			X

Invesco Dorsey Wright Momentum ETF		X	X

Invesco Dorsey Wright Technology Momentum ETF			X

Invesco Dorsey Wright Utilities Momentum ETF			X

Invesco Energy Exploration & Production ETF			X

Invesco Financial Preferred ETF			X

Invesco Food & Beverage ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF		N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF		X	X

102

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco International Dividend AchieversTM ETF			X

Invesco Large Cap Growth ETF			X

Invesco Large Cap Value ETF		X	X

Invesco Leisure and Entertainment ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco Next Gen Media and Gaming ETF			X

Invesco Oil & Gas Services ETF			X

Invesco Pharmaceuticals ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF			X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Semiconductors ETF			X

Invesco Water Resources ETF		X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Energy Exploration & Production ETF’s, Invesco Global Listed Private Equity ETF’s, Invesco Large Cap Value ETF’s and Invesco Oil & Gas Services ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco FTSE RAFI US 1000 ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose.

103

Approval of Investment Advisory Contracts–(continued)

Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

104

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2024 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-3	invesco.com/ETFs

Invesco Annual Report to Shareholders April 30, 2024
PPA	Invesco Aerospace & Defense ETF
UPGD	Invesco Bloomberg Analyst Rating Improvers ETF (formerly, Invesco Raymond James SB-1 Equity ETF)
PDP	Invesco Dorsey Wright Momentum ETF
PSP	Invesco Global Listed Private Equity ETF
PGJ	Invesco Golden Dragon China ETF

ERTH	Invesco MSCI Sustainable Future ETF

PBP	Invesco S&P 500 BuyWrite ETF

SPHQ	Invesco S&P 500® Quality ETF

CSD	Invesco S&P Spin-Off ETF

PHO	Invesco Water Resources ETF

PBW	Invesco WilderHill Clean Energy ETF

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

2

The Market Environment

Domestic Equity

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March 2023 banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies exceeding earnings and revenue estimates. Facing persistently strong employment data, the US Federal Reserve (the Fed) raised the federal funds rate by 0.25% at its May 2023 meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, in July 2023, the Consumer Price Index (CPI) rose by 0.2% and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%.1 The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak of 9.1%.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,“1 which prompted a strong equity rally into 2023 year-end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

US equity markets rallied in the first quarter of 2024. In February, the S&P 500 Index closed above the 5,000 milestone for the first time.3 The US economy defied recession predictions, achieving a growth rate of 2.5% in 2023 and the labor market remained robust, with continued payroll gains and unemployment still historically low – below 4%.2 Inflation, however, remained persistent. January and February increases in the CPI were higher than expected, leading the Fed to defer its proposed interest rate cuts to the second half of 2024.1

Still, investors were mostly pleased by corporate earnings growth, except for three of the so-called “Magnificent Seven” stocks. Apple, Alphabet and Tesla’s stock prices suffered due to disappointing earnings, sales and revenue, or weak forward guidance. Although the stock market had a strong start in 2024, the stock market retreated in April. As consumer spending and a strong labor market were driving economic activity, inflation and interest rate concerns persisted and investors feared another delay in expected rate cuts by the Fed, or worse, rate hikes.

Despite continued higher rates and increased market volatility, US stocks for the fiscal year had strong positive returns of 22.66%, as measured by the S&P 500 Index.4

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg LP

4 Source: Morningstar Direct

Global Equity

The global equity rally that occurred in the first half of 2023 came to an end in the third quarter of 2023, as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the third quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed global equities underperformed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

In a reversal from the third quarter, global equities rebounded strongly in the fourth quarter of 2023. Previous concerns about interest rates staying “higher for longer” abated, and investors focused on possible interest rate cuts during 2024. In this environment, most major asset classes and sectors performed well, with US stocks outperforming international stocks and growth stocks outperforming value stocks. The energy sector was an exception, ending the fourth quarter in negative territory, hampered by falling oil prices. Developed global equities outperformed emerging market equities. Within emerging markets, Chinese equities extended their decline from the prior quarter, but positive performance in other emerging regions, particularly Latin America, offset those results.

Global equity returns were mostly positive for the first quarter of 2024, with developed market equities outperforming emerging market equities. Japanese equities were among the best-performing within developed markets, benefiting from corporate governance regulatory reforms. Further, after almost two decades, the Bank of Japan raised its benchmark

3

The Market Environment–(continued)

interest rate, ending negative interest rates. US equities also performed well during the first quarter of 2024, led by mega-cap growth stocks. Within emerging market equities, Latin America stocks were weak, particularly in Brazil. Chinese equities also ended the quarter in negative territory, despite a February rebound that followed several positive government actions.

Both developed and emerging market equities finished the fiscal year ended April 30, 2024, in positive territory, with developed market equities outperforming emerging market equities.

4

PPA	Management’s Discussion of Fund Performance
Invesco Aerospace & Defense ETF (PPA)

As an index fund, the Invesco Aerospace & Defense ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the SPADE® Defense Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, SPADE Indexes LLC (the “Index Provider”) compiles, maintains, and calculates the Index, which is composed of common stocks of companies that are systematically important to the defense sector and are involved with the development, manufacture, operation and support of U.S. defense, military, national/homeland security, and government space operations.

These may include, for example, companies that provide the following products or services: military aircraft, naval vessels, armored vehicles, helicopters, drones and remotely piloted vehicles, missiles and missile defense, command and control, secure communications, battlespace awareness, intelligence and reconnaissance, and space systems, as well as national/homeland security activities including border security, biometric screening systems, and military cybersecurity efforts. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 26.90%. On a net asset value (“NAV”) basis, the Fund returned 26.87%. During the same time period, the Index returned 27.61%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the daily compounding of fees during a time period of high returns.

During this same time period, the S&P Composite 1500® Aerospace & Defense Index (the “Benchmark Index”) returned 15.36%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 20 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors due primarily to its exposure to the aerospace and defense industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that limits its constituents to companies that are involved in U.S. defense, military, homeland security and space operations, whereas the Benchmark Index includes companies that are involved in the commercial aerospace industry as well.

Relative to the Benchmark Index, the Fund was most overweight in the research & consulting services sub-industry and most underweight in the aerospace & defense sub-industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to security selection in the aerospace &

defense sub-industry, followed by a relative overweight allocation to the industrial conglomerates sub-industry.

For the fiscal year ended April 30, 2024, the aerospace & defense sub-industry contributed most significantly to the Fund’s return, followed by the research & consulting services sub-industry. The communications equipment sub-industry detracted most significantly during this period, followed by the alternative carriers sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included General Electric Co., an aerospace & defense company (portfolio average weight of 5.71%) and TransDigm Group, Inc., an aerospace & defense company (portfolio average weight of 3.93%). Positions that detracted most significantly from the Fund’s return during this period included Boeing Co., an aerospace & defense company (portfolio average weight of 6.17%) and Mercury Systems, Inc., an aerospace & defense company (portfolio average weight of 0.51%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Aerospace & Defense	71.18
Professional Services	10.05
Industrial Conglomerates	4.32
Machinery	4.14
Electronic Equipment, Instruments & Components	4.13
Electrical Equipment	3.78
Industry Types Each Less Than 3%	2.41
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
RTX Corp.	6.89
Lockheed Martin Corp.	6.80
General Electric Co.	5.99
Boeing Co. (The)	5.76
Northrop Grumman Corp.	5.64
General Dynamics Corp.	4.94
L3Harris Technologies, Inc.	4.55
Honeywell International, Inc.	4.32
TransDigm Group, Inc.	4.05
Eaton Corp. PLC	3.78
Total	52.72

*	Excluding money market fund holdings.

5

Invesco Aerospace & Defense ETF (PPA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
SPADE® Defense Index	27.61%	11.81%	39.77%	11.85%	75.05%	13.90%	267.42%	12.68%	812.11%
S&P Composite 1500® Aerospace & Defense Index	15.36	9.97	32.98	6.47	36.84	11.34	192.79	12.14	734.20
Fund
NAV Return	26.87	11.28	37.78	11.29	70.69	13.27	247.59	12.01	716.25
Market Price Return	26.90	11.30	37.88	11.29	70.71	13.27	247.76	12.01	716.96

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

6

UPGD	Management’s Discussion of Fund Performance
Invesco Bloomberg Analyst Rating Improvers ETF (UPGD)

Effective after the close of markets on March 25, 2024, the Invesco Raymond James SB-1 Equity ETF changed its name to Invesco Bloomberg Analyst Rating Improvers ETF (the “Fund”) and the underlying index changed from Raymond James SB-1 Equity Index (the “Previous Index”) to Bloomberg ANR Improvers Index (the “Index”). At that time, the Fund also changed its ticker symbol from RYJ to UPGD and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index, and through March 25, 2024, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, and through March 25, 2024, the Previous Index. Bloomberg Index Services Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of large- and mid-cap U.S. equity securities with the most improved consensus ratings based on data from Bloomberg Analyst Recommendations (“ANR”), an affiliate of the Index Provider. The Index Provider aims to select the 50 companies with the most improved consensus ratings over the previous 12 months. To be eligible for inclusion in the Index, a security must be included in the Bloomberg U.S. Large Mid Universe, which is a float market- cap-weighted equity benchmark that covers 85% of the market cap of the U.S. equity market. Eligible security types include all listed equities, real estate investment trusts (“REITs”), and certain business development companies (“BDCs”). The Index excludes securities that do not have sufficient trading volume or analyst ratings. A security must have greater than 10 analysts covering it to be eligible for inclusion in the Index. The Index Provider collects recommendations by equity research analysts for various financial institutions to build a proprietary “ANR” score for each company. Using a scale of 1 to 5 (where 1 indicates a strong sell rating and 5 indicates a strong buy rating), the Index Provider determines a consensus rating for each security that represents the average rating of all analysts who updated their recommendation for that security within the last 12 months. To be eligible for inclusion in the Index, a security must have a consensus rating of less than 4 and greater than 1. Securities that do not have gross margin or net profit margin data for the previous 5 years or that do not have a consensus rating from either 6 or 12 months prior are also excluded. Securities that satisfy this eligibility criteria are then assigned an “ANR Improvers Score” by the Index Provider. The ANR Improvers Score is equal to the combined improvement in Consensus Rating over the previous 6 months and the previous 12 months. The 50 companies with the highest ANR Improvers Scores are included in the Index. Upon completion of the screening process, the Index components are equally weighted. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 17.97%. On a net asset value (“NAV”) basis, the Fund returned 18.01%. During the same time period, the Blended-Invesco Bloomberg Analyst Rating Improvers ETF Benchmark (a composite of the returns of the Previous Index through March 25, 2024, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended Index”) returned 18.59%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Blended Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned 16.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 401 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. mid-cap equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the information technology sector during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection and allocation within the communication services sector as well as the security selection within the industrials sectors.

For the fiscal year ended April 30, 2024, the health care sector contributed most significantly to the Fund’s return, followed by the information technology sector. The materials sector was the largest detractor, followed by the communications services sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Nkarta, Inc., a health care company (no longer held at fiscal year-end) and NVIDIA Corp., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Envia, Inc., an energy company (no longer held at fiscal year-end) and FTC Solar, Inc., an industrials company (no longer held at fiscal year-end).

7

Invesco Bloomberg Analyst Rating Improvers ETF (UPGD) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Consumer Staples	23.81
Industrials	22.03
Utilities	13.19
Information Technology	9.15
Communication Services	8.27
Materials	7.95
Health Care	5.87
Consumer Discretionary	5.47
Energy	4.16
Other Assets Less Liabilities	0.10

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2024
Security
Snap, Inc., Class A	2.74
NRG Energy, Inc.	2.74
Watsco, Inc.	2.31
Trane Technologies PLC	2.25
Avangrid, Inc.	2.24
Kimberly-Clark Corp.	2.22
McCormick & Co., Inc.	2.20
Genuine Parts Co.	2.13
Southern Co. (The)	2.12
ONEOK, Inc.	2.11
Total	23.06

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Invesco Bloomberg Analyst Rating Improvers ETF Benchmark	18.59%	3.46%	10.76%	8.71%	51.82%	8.38%	123.58%	8.91%	363.03%
Bloomberg ANR Improvers Index	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
S&P MidCap 400® Index	16.82	3.25	10.06	9.47	57.19	9.48	147.32	9.30	393.58
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	10.15	467.36
Fund
NAV Return	18.01	2.78	8.59	7.93	46.44	7.63	108.58	8.08	303.37
Market Price Return	17.97	2.76	8.52	7.92	46.38	7.63	108.61	7.87	289.32

8

Invesco Bloomberg Analyst Rating Improvers ETF (UPGD) (continued)

Guggenheim Raymond James SB-1 Equity ETF (the “Predecessor Fund”) Inception: May 19, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Invesco Bloomberg Analyst Rating Improvers ETF Benchmark is comprised of the performance of the Previous Index from Fund inception through the conversion date, March 25, 2024, followed by the performance of the Index for the period March 26, 2024 through April 30, 2024.

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

9

PDP	Management’s Discussion of Fund Performance
Invesco Dorsey Wright Momentum ETF (PDP)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco DWA Momentum ETF to Invesco Dorsey Wright Momentum ETF (the “Fund”).

As an index fund, the Invesco Dorsey Wright Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of approximately 100 securities from an eligible universe of approximately 1,000 securities of the largest constituents by float-adjusted market capitalization within the NASDAQ US Benchmark IndexTM, a market capitalization-weighted index designed to track the performance of the U.S. equity market.

The Index Provider selects securities for the Index pursuant to a proprietary selection methodology that is designed to identify companies that demonstrate powerful relative strength or “momentum” characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period, or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long term upward price movements of the security as compared to a representative benchmark index.

After giving each eligible security a momentum score, the Index Provider selects approximately 100 securities with the highest momentum scores from the universe of eligible securities for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 23.57%. On a net asset value (“NAV”) basis, the Fund returned 23.56%. During the same time period, the Index returned 24.29%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period. During this same time period, the Russell 3000® Growth Index returned 30.75%.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Vertiv Holdings Co. Class A, a industrials company (portfolio average weight of 0.86%) and TransDigm Group, Inc., an industrials company (portfolio average weight of 2.25%). Positions that detracted most significantly from the Fund’s return during this period included Kinsale Capitale Group, Inc., a financials company (portfolio average weight of 1.60%) and Apellis Pharmaceuticals, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Information Technology	26.16
Industrials	26.08
Financials	14.89
Consumer Discretionary	11.28
Health Care	7.90
Consumer Staples	4.53
Energy	4.06
Sector Types Each Less Than 3%	5.10
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Mastercard, Inc., Class A	2.80
O’Reilly Automotive, Inc.	2.79
Copart, Inc.	2.66
Amphenol Corp., Class A	2.55
TransDigm Group, Inc.	2.54
Cadence Design Systems, Inc.	2.54
W.R. Berkley Corp.	2.37
Roper Technologies, Inc.	2.35
Targa Resources Corp.	2.10
W.W. Grainger, Inc.	1.92
Total	24.62

*	Excluding money market fund holdings.

10

Invesco Dorsey Wright Momentum ETF (PDP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized		Fund Inception
Index							10 Years Cumulative	Average Annualized	Cumulative
Blended—Dorsey Wright Technical Leaders™ Index	24.29%	2.88%	8.91%	10.51%	64.84%	10.67%	175.65%	8.91%	332.92%
Russell 3000® Growth Index	30.75	7.59	24.56	15.75	107.82	14.96	303.15	12.06	606.06
Fund
NAV Return	23.56	2.26	6.92	9.84	59.86	9.98	158.83	8.57	310.00
Market Price Return	23.57	2.26	6.93	9.83	59.78	9.98	158.95	8.55	309.02

Fund Inception: March 1, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Technical Leaders Index is comprised of price only returns (which reflects no dividends paid by the component companies of the Index) from Fund inception through the conversion date, December 31, 2013, and total returns (which reflects dividends paid by the component companies of the Index) following the conversion date through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

11

PSP	Management’s Discussion of Fund Performance
Invesco Global Listed Private Equity ETF (PSP)

As an index fund, the Invesco Global Listed Private Equity ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Red Rocks Global Listed Private Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Red Rocks Capital LLC (the “Index Provider”) compiles and maintains the Index, which is composed of securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles that are listed on a nationally recognized exchange, all of whose principal businesses are to invest in, lend capital to, or provide services to privately held companies.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 27.62%. On a net asset value (“NAV”) basis, the Fund returned 28.11%. During the same time period, the Index returned 29.33%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During the same time period, the MSCI All Country World Index (Net) (the “Benchmark Index”) returned 17.46%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,840 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the global equity markets.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the capital markets industry and most underweight in the software industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the capital markets, and aerospace and defense industries.

For the fiscal year ended April 30, 2024, the capital markets industry contributed most significantly to the Fund’s return, followed by the aerospace and defense industry. The IT services industry detracted most significantly from the Fund’s return, followed by the financial services and industrial conglomerates industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included KKR & Co., Inc., Class A, a capital markets company (portfolio average weight of 5.01%) and 3i Group PLC, a capital markets company (portfolio average weight of 5.29%). Positions that detracted most significantly from the Fund’s return during this period included Kinnevik AB, Class B, a financial services company (portfolio average weight of 2.89%) and Digital Garage, Inc., an IT services company (portfolio average weight of 0.92%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Capital Markets	56.25
Closed-End Funds	18.53
Financial Services	17.26
Industry Types Each Less Than 3%	6.50
Money Market Funds Plus Other Assets Less Liabilities	1.46

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
3i Group PLC	5.74
Eurazeo SE	4.88
Sofina S.A.	4.71
TPG, Inc.	4.60
KKR & Co., Inc., Class A	4.52
Carlyle Group, Inc. (The)	4.47
EQT AB	4.44
Blackstone, Inc., Class A	4.37
Partners Group Holding AG	4.36
Onex Corp.	4.06
Total	46.15

*	Excluding money market fund holdings.

12

Invesco Global Listed Private Equity ETF (PSP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Red Rocks Global Listed Private Equity Index	29.33%	(0.24)%	(0.72)%	8.25%	48.64%	7.81%	112.09%	3.93%	96.43%
MSCI ACWI (Net)	17.46	4.27	13.36	9.44	57.03	8.19	119.82	6.61	206.89
Fund
NAV Return	28.11	(1.05)	(3.12)	7.39	42.86	6.95	95.88	2.20	46.32
Market Price Return	27.62	(1.11)	(3.29)	7.28	42.11	6.87	94.35	2.17	45.76

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 1.06%, including acquired fund fees and expenses of 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Red Rocks Global Listed Private Equity Index is comprised of the Red Rocks Capital Listed Private Equity Index from Fund inception until September 30, 2009, followed by the performance of the Red Rocks Global Listed Private Equity Index from September 30, 2009 through April 30, 2024.

-	Net returns reflect invested dividends net of withholding taxes.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

13

PGJ	Management’s Discussion of Fund Performance
Invesco Golden Dragon China ETF (PGJ)

As an index fund, the Invesco Golden Dragon China ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ Golden Dragon China IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) compiles and maintains the Index, which is composed of U.S. exchange-listed companies that are headquartered or incorporated in the People’s Republic of China (excluding Hong Kong).

The Index is designed to provide access to the unique economic opportunities taking place in China while still providing investors with the transparency offered with U.S. exchange listed securities. Securities in the Index may include common stocks, ordinary shares, American depositary receipts (“ADRs”), shares of beneficial interest or limited partnership interests.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned (4.81)%. On a net asset value (“NAV”) basis, the Fund returned (4.81)%. During the same time period, the Index returned (5.12)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income received from the securities lending program in which the Fund participates, which were partially offset by the fees and expenses incurred by the Fund.

During this same time period, the FTSE China 50 Index (the “Benchmark Index”) returned (3.64)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of equity exposure to Chinese companies.

The performance of the Fund differed from the Benchmark Index primarily because the Fund seeks to track an Index that has substantially different individual company components and sector weightings. Additionally, the Fund invests in Chinese companies, as defined by the Index methodology, listed on U.S. exchanges, whereas the Benchmark Index is composed of Chinese stocks listed on the Hong Kong stock exchange. A comparison to the Benchmark Index is still relevant as the Fund and Benchmark Index both represent exposure to Chinese companies.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the information technology sector, as well as the underweight allocation in the energy sector.

For the fiscal year ended April 30, 2024, the communication services sector was the only positive contributor to the Fund. The information technology sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included PDD Holdings, Inc. ADR, a consumer discretionary company (no longer held at fiscal year-end) and Tencent Music Entertainment Group, ADR, a communication services company (portfolio average weight of 3.25%). Positions that detracted most significantly from the Fund’s return during this period included Yum China Holdings, Inc., a consumer discretionary company (portfolio average weight of 4.88%) and NIO, Inc., ADR, a consumer discretionary company (portfolio average weight of 4.88%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Consumer Discretionary	50.80
Communication Services	26.73
Industrials	8.13
Real Estate	4.52
Information Technology	4.10
Financials	3.59
Sector Types Each Less Than 3%	2.11
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Alibaba Group Holding Ltd., ADR	8.22
Trip.com Group Ltd., ADR	8.09
Baidu, Inc., ADR	7.33
Yum China Holdings, Inc.	6.92
NetEase, Inc., ADR	5.86
JD.com, Inc., ADR	5.19
Tencent Music Entertainment Group, ADR	4.87
KE Holdings, Inc., ADR	4.52
ZTO Express (Cayman), Inc., ADR	4.45
Kanzhun Ltd., ADR	3.54
Total	58.99

*	Excluding money market fund holdings.

14

Invesco Golden Dragon China ETF (PGJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Nasdaq Golden Dragon China Index	(5.12)%	(25.99)%	(59.46)%	(9.07)%	(37.83)%	0.17%	1.74%	4.30%	126.38%
FTSE China 50 Index	(3.64)	(14.64)	(37.80)	(7.00)	(30.44)	0.64	6.61	5.02	158.51
Fund
NAV Return	(4.81)	(25.98)	(59.45)	(9.25)	(38.44)	(0.10)	(1.03)	3.91	110.43
Market Price Return	(4.81)	(25.99)	(59.46)	(9.25)	(38.46)	(0.08)	(0.81)	3.90	109.95

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.74%, and the net annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

15

ERTH	Management’s Discussion of Fund Performance
Invesco MSCI Sustainable Future ETF (ERTH)

As an index fund, the Invesco MSCI Sustainable Future ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI Global Environment Select Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is a custom index comprised of companies that the index methodology has determined focus on offering products or services that contribute to a more environmentally sustainable economy by making a more efficient use of limited global natural resources. The Index is designed to maximize exposure to the following six themes that impact the environment (“Environmental Impact Themes”): alternative energy, energy efficiency, green building, sustainable water, pollution prevention and control, and sustainable agriculture. The Index is composed of securities that are also components of the MSCI ACWI Investable Market Index (the “Parent Index”), an equity index composed of more than 9,200 securities of large-, mid- and small-capitalization companies located in both developed and emerging market countries around the world. Securities eligible for inclusion in the Index include American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and real estate investment trusts (“REITs”). Companies that derive 75% or more of their revenue cumulatively from the six Environmental Impact Themes are eligible for inclusion in the Index. Such companies are evaluated for their level of involvement in, and strategic commitment to, the six Environmental Impact Themes, based on the Index Provider’s internal environmental, social and governance (“ESG”) rating and score data. Once included in the Index, securities will remain constituents as long as the revenue they derive cumulatively from the six Environmental Impact Themes does not fall below 60%. The Index weights its constituents by their free-float adjusted market capitalization. The Index Provider constrains the weight of any single security in the Index to 5%.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned (12.40)%. On a net asset value (“NAV”) basis, the Fund returned (11.86)%. During the same time period, the Index returned (11.04)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index during the period primarily due to fees and expenses that the Fund incurred, as well as the effects of sampling, which was partially offset by income received from the securities lending program in which the Fund participates.

During the same time period, the MSCI All Country World Index (Net) (the “Benchmark Index”) returned 17.46%. The Benchmark

Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,840 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the global equity markets.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology and focuses on providing exposure to Environmental Impact Themes, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electrical equipment industry and most underweight in the software industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection in the semiconductor & semiconductor equipment industry and electrical equipment industry.

For the fiscal year ended April 30, 2024, the specialized REITs industry contributed most significantly to the Fund’s return, followed by the building products industry and household durables industry. The electrical equipment industry was the largest detracting industry, followed by the semiconductor & semiconductor equipment and automobiles industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Digital Realty Trust, Inc., a specialized REITs company (portfolio average weight of 5.51%), and Advanced Drainage Systems, Inc., a building products company (portfolio average weight of 2.04%). Positions that detracted most significantly from the Fund’s return during this period included SolarEdge Technologies, Inc., a semiconductor & semiconductors equipment company (portfolio average weight of 1.72%) and LG Energy Solutions Ltd., an electrical equipment company (portfolio average weight of 1.72%).

16

Invesco MSCI Sustainable Future ETF (ERTH) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Electrical Equipment	16.16
Automobiles	13.58
Semiconductors & Semiconductor Equipment	11.02
Independent Power and Renewable Electricity Producers	7.50
Building Products	6.84
Retail REITs	6.12
Specialized REITs	5.38
Office REITs	5.15
Real Estate Management & Development	4.87
Paper & Forest Products	3.47
Food Products	3.02
Household Durables	3.02
Industry Types Each Less Than 3%	13.65
Money Market Funds Plus Other Assets Less Liabilities	0.22

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Digital Realty Trust, Inc.	5.38
Vestas Wind Systems A/S	5.32
Tesla, Inc.	4.71
First Solar, Inc.	4.39
Daiwa House Industry Co. Ltd.	4.17
Li Auto, Inc., A Shares	3.73
Enphase Energy, Inc.	3.64
Kingspan Group PLC	3.39
LG Energy Solution Ltd.	3.26
Advanced Drainage Systems, Inc.	2.71
Total	40.70

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-MSCI Global Environment Select Index	(11.04)%	(13.56)%	(35.41)%	1.93%	10.01%	5.27%	67.12%	5.03%	136.31%
MSCI ACWI (Net)	17.46	4.27	13.36	9.44	57.03	8.19	119.82	6.61	206.89
Fund
NAV Return	(11.86)	(13.83)	(36.02)	1.47	7.55	4.69	58.17	4.35	111.02
Market Price Return	(12.40)	(13.99)	(36.36)	1.24	6.34	4.61	56.89	4.31	109.49

17

Invesco MSCI Sustainable Future ETF (ERTH) (continued)

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%, and the net annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-MSCI Global Environment Select Index performance is comprised of the performance of The Cleantech IndexTM, the Fund’s previous underlying index, from Fund inception through March 24, 2021, followed by the performance of the Index for the period March 25, 2021 through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

18

PBP	Management’s Discussion of Fund Performance
Invesco S&P 500 BuyWrite ETF (PBP)

As an index fund, the Invesco S&P 500 BuyWrite ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the CBOE S&P 500 BuyWrite IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and will write (sell) call options thereon.

Strictly in accordance with its guidelines and mandated procedures, the Chicago Board Options Exchange, Incorporated (the “Index Provider”) compiles, calculates and maintains the Index, which is a total return benchmark index that is designed to track the performance of a hypothetical “buy-write” strategy on the S&P 500® Index.

The Index is based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index “covered” call option, generally on the third Friday of each month. A “buy-write,” also called a covered call, generally is considered an investment strategy in which an investor buys a stock or basket of stocks, and sells call options that correspond to the stock or basket of stocks. In return for a premium, the Fund gives the right to the purchaser of the option written by the Fund to receive a cash payment equal to the difference between the value of the S&P 500® Index and the exercise price, if the value on the expiration date is above the exercise price. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium the Fund receives. The Fund will write options that are traded on national securities exchanges. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 8.75%. On a net asset value (“NAV”) basis, the Fund returned 8.70%. During the same time period, the Index returned 9.12%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period. During this same time period, the S&P 500® Index returned 22.66%.

For the fiscal year ended April 30, 2024, the information technology sector contributed most significantly to the Fund’s return, followed by communication services and financials sectors, respectively. Covered call options written by the Fund detracted most significantly from the Fund’s return, followed by the consumer discretionary and real estate sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included NVIDIA Corp., an information technology company (portfolio average weight of 3.44%) and Microsoft Corp., an information technology company (portfolio average weight 7.05%). Positions that detracted most significantly from the Fund’s return during this period included the

SPX 06/16/2023 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end), and the SPX 11/17/2023 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Information Technology	29.68
Financials	13.37
Health Care	12.51
Consumer Discretionary	10.49
Communication Services	9.29
Industrials	8.98
Consumer Staples	6.27
Energy	4.16
Sector Types Each Less Than 3%	6.98
Money Market Funds Plus Other Assets Less Liabilities	(1.73)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Microsoft Corp.	6.97
Apple, Inc.	5.96
NVIDIA Corp.	5.14
Amazon.com, Inc.	3.85
Alphabet, Inc., Class A	2.31
Meta Platforms, Inc., Class A	2.28
Alphabet, Inc., Class C	1.96
Berkshire Hathaway, Inc., Class B	1.74
Eli Lilly and Co.	1.50
Broadcom, Inc.	1.38
Total	33.09

*	Excluding money market fund holdings.

19

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
CBOE S&P 500 BuyWrite IndexSM	9.12%	5.42%	17.15%	5.31%	29.55%	5.69%	73.90%	4.83%	116.44%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	10.03	377.77
Fund
NAV Return	8.70	4.99	15.73	4.79	26.37	5.06	63.85	4.12	93.46
Market Price Return	8.75	5.04	15.88	4.80	26.39	5.04	63.56	4.11	93.44

Fund Inception: December 20, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

20

SPHQ	Management’s Discussion of Fund Performance
Invesco S&P 500® Quality ETF (SPHQ)

As an index fund, the Invesco S&P 500® Quality ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index that have high “quality”—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. The Index Provider assesses a security’s quality based on the following three fundamental measures: return on equity, accruals ratio and financial leverage ratio. Return-on-equity is calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share. Accruals ratio is computed using the change of the company’s total assets over the last year divided by the company’s average net operating assets over the last two years. Financial leverage is calculated as the company’s latest total debt divided by the company’s book value. The Index Provider assesses the quality of companies in the financials or real estate sectors (according to the Global Industry Classification Standard (“GICS”)) based only on the return of equity and financial leverage ratio measures.

In selecting constituent securities for the Index, the Index Provider calculates the quality score of each security in the S&P 500® Index and then selects the 100 stocks with the highest quality score for inclusion in the Index. The Index Provider weights each component stock of the Index by the total of its quality score multiplied by its market capitalization in the eligible universe, subject to security and sector constraints and optimization procedures. Stock with higher scores receive relatively greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 22.95%. On a net asset value (“NAV”) basis, the Fund returned 22.97%. During the same time period, the Index returned 23.18%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period. During this same time period, the S&P 500® Index returned 22.66%.

For the fiscal year ended April 30, 2024, the information technology sector contributed most significantly to the Fund’s return, followed by the communication services and industrials sectors, respectively. No sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included NVIDIA Corp.,

an information technology company (portfolio average weight of 5.46%) and Broadcom, Inc., an information technology company (portfolio average weight of 4.88%). Positions that detracted most significantly from the Fund’s return during this period included Bristol-Myers Squibb Co., a health care company (portfolio average weight of 1.14%) and NIKE, Inc. Class B, a consumer discretionary company (portfolio average weight of 0.38%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Information Technology	34.37
Health Care	13.43
Industrials	10.73
Energy	10.13
Financials	9.85
Consumer Staples	8.02
Communication Services	6.74
Consumer Discretionary	3.59
Sector Types Each Less Than 3%	3.06
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
NVIDIA Corp.	8.39
Broadcom, Inc.	6.02
Alphabet, Inc., Class C	5.53
Mastercard, Inc., Class A	4.86
Microsoft Corp.	4.66
Visa, Inc., Class A	4.24
Exxon Mobil Corp.	4.00
Apple, Inc.	3.91
Procter & Gamble Co. (The)	3.09
Johnson & Johnson	2.89
Total	47.59

*	Excluding money market fund holdings.

21

Invesco S&P 500® Quality ETF (SPHQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 500® Quality Index	23.18%	10.33%	34.30%	13.91%	91.82%	12.99%	239.19%	9.07%	394.28%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	9.96	473.72
Fund
NAV Return	22.97	10.15	33.66	13.74	90.37	12.75	231.95	8.89	379.66
Market Price Return	22.95	10.13	33.59	13.73	90.27	12.75	232.05	8.87	377.38

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.19% and the net annual operating expense ratio was indicated as 0.15%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® Quality Index is comprised of the performance of the Value Line Timeliness Select Index, the Fund’s underlying index from Fund inception through the conversion date, June 29, 2010, followed by the performance of the S&P 500® High Quality Rankings Index, the Fund’s underlying index for the period June 29, 2010 through March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

22

CSD	Management’s Discussion of Fund Performance
Invesco S&P Spin-Off ETF (CSD)

As an index fund, the Invesco S&P Spin-Off ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P U.S. Spin-Off Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of U.S. companies that have been spun off from a parent company within the past four years. The Index is comprised of equity securities of U.S. companies added to the S&P U.S. BMI, a country sub-index of the S&P Global BMI, that have been spun off and have a float-adjusted market capitalization of at least $1 billion at the time they are added to the Index. The Index Provider defines a spin-off company as any company resulting from one of the following events: spin-off, carve-out or split-off. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 23.80%. On a net asset value (“NAV”) basis, the Fund returned 23.69%. During the same time period, the Index returned 24.34%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned 16.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight the financials sector during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the utilities sector along with its overweight exposure to the industrials sector.

For the fiscal year ended April 30, 2024, the industrials sector contributed most significantly to the Fund’s return, followed by the utilities sector. The health care sector was the largest detractor followed by the consumer discretionary sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Constellation Energy Corp., a utilities company (portfolio average weight of 7.70%) and Crane Co., an industrials company (portfolio average weight of 4.56%). Positions that detracted most significantly from the Fund’s return during this period included Organon & Co., a health care company (portfolio average weight of 3.91%) and Embecta Corp., a health care company (portfolio average weight of 1.38%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Industrials	43.61
Health Care	20.49
Information Technology	8.33
Utilities	7.44
Energy	4.45
Real Estate	4.40
Materials	3.60
Communication Services	3.23
Consumer Discretionary	3.10
Financials	1.28
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
GE Vernova, Inc.	8.49
Veralto Corp.	8.12
Constellation Energy Corp.	7.44
GE HealthCare Technologies, Inc.	6.82
Solventum Corp.	5.92
Crane Co.	4.93
Vontier Corp.	4.54
U-Haul Holding Co., Series N	4.46
DT Midstream, Inc.	4.45
ESAB Corp.	4.41
Total	59.58

*	Excluding money market fund holdings.

23

Invesco S&P Spin-Off ETF (CSD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P U.S. Spin-Off Index	24.34%	3.26%	10.10%	6.98%	40.12%	6.08%	80.52%	7.75%	266.01%
Russell Midcap® Index	16.35	2.41	7.41	9.06	54.25	9.40	145.60	8.67	324.01
Fund
NAV Return	23.69	2.63	8.10	6.33	35.91	5.52	71.18	7.09	228.75
Market Price Return	23.80	2.65	8.16	6.35	36.04	5.53	71.31	7.09	228.90

Guggenheim S&P Spin-Off ETF (the “Predecessor Fund”) Inception:

December 15, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.71% and the net annual operating expense ratio was indicated as 0.65%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P U.S. Spin-Off Index performance is comprised of the performance of the Beacon Spin-Off Index, the Fund’s previous underlying index, prior to the conversion date, May 20, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2024.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

24

PHO	Management’s Discussion of Fund Performance
Invesco Water Resources ETF (PHO)

As an index fund, the Invesco Water Resources ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ OMX US Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) compiles the Index, which seeks to track the performance of companies that are listed on the New York Stock Exchange (“NYSE”), NYSE American, Cboe Exchange (“Cboe”) or The Nasdaq Stock Market (“Nasdaq”), create products designed to conserve and purify water for homes, businesses and industries. The Index may include common stocks, ordinary shares, American depositary receipts (“ADRs”), shares of beneficial interest and tracking stocks. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 22.89%. On a net asset value (“NAV”) basis, the Fund returned 22.82%. During the same time period, the Index returned 23.55%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 22.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the semiconductors & semiconductor equipment industry during the fiscal year ended April 30, 2024. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the stock selection in and overweight allocation to the trading companies & distributors industry.

For the fiscal year ended April 30, 2024, the trading companies & distributors industry contributed most significantly to the Fund’s return, followed by the building products and machinery industries, respectively. The water utilities industry was the largest detractor followed by the construction and engineering industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Ferguson PLC, a trading companies & distributors company (portfolio average weight of 8.28%) and Advanced Drainage Systems, Inc., a building products company (portfolio average weight of 4.14%). Positions that detracted most significantly from the Fund’s return during this period included Valmont Industries, Inc., a construction & engineering company (portfolio average weight of 2.55%) and American Water Works Co., Inc., a water utilities company (portfolio average weight of 4.98%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Machinery	21.29
Water Utilities	13.97
Trading Companies & Distributors	12.61
Life Sciences Tools & Services	11.40
Building Products	9.02
Chemicals	8.01
Software	7.47
Commercial Services & Supplies	6.80
Construction & Engineering	6.32
Electronic Equipment, Instruments & Components	3.07
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Ecolab, Inc.	8.01
Ferguson PLC	7.90
Danaher Corp.	7.76
Roper Technologies, Inc.	7.47
American Water Works Co., Inc.	6.67
Core & Main, Inc., Class A	4.71
Veralto Corp.	4.32
Xylem, Inc.	4.09
Pentair PLC	4.05
A.O. Smith Corp.	3.88
Total	58.86

*	Excluding money market fund holdings.

25

Invesco Water Resources ETF (PHO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Nasdaq OMX US Water IndexSM	23.55%	8.47%	27.63%	14.45%	96.37%	10.77%	178.13%	9.72%	451.60%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	9.96	473.72
Fund
NAV Return	22.82	7.68	24.86	13.67	89.80	10.05	160.50	8.71	365.18
Market Price Return	22.89	7.69	24.88	13.66	89.66	10.05	160.65	8.65	360.21

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—NASDAQ OMX US Water IndexSM is comprised of the performance of the Palisades Water Index, from Fund inception through the conversion date, March 1, 2012, followed by the performance of the NASDAQ OMX US Water IndexSM from the conversion date through April 30, 2024.

-	Net returns reflect invested dividends net of witholding taxes.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

26

PBW	Management’s Discussion of Fund Performance
Invesco WilderHill Clean Energy ETF (PBW)

As an index fund, the Invesco WilderHill Clean Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the WilderHill Clean Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, WilderShares, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of stocks of publicly traded companies in the United States that are engaged in the business of the advancement of cleaner energy and conservation or are important to the development of clean energy. The Index may include securities of foreign issuers, including issuers located in emerging market countries. Stocks are included in the Index based on the Index Provider’s evaluation that such companies will substantially benefit from a societal transition toward the use of cleaner energy, zero-CO2 renewables and conservation.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned (41.06)%. On a net asset value (“NAV”) basis, the Fund returned (41.09)%. During the same time period, the Index returned (42.69)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income received from the securities lending program in which the Fund participates, partially offset by fees and expenses that the Fund incurred during the period.

During this same time period, the Russell 2000 Growth® Index (the “Benchmark Index”) returned 12.39%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,064 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electrical equipment industry and most underweight in the software industry during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection and overweight allocation to the electrical equipment industry, followed by the security selection in the semiconductors and semiconductor equipment industry.

For the fiscal year ended April 30, 2024, the electronic equipment instruments & components industry contributed most significantly to the Fund’s return, followed by the passenger airlines and health care equipment & supplies industries, respectively. The electrical equipment industry detracted most significantly from the Fund’s return, followed by the metals & mining and semiconductors & semiconductor equipment industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included American Superconductor Corp., an electrical equipment company (portfolio average weight of 1.27%) and Itron, Inc., an electronic equipment instruments & components industry company (portfolio average weight of 1.58%). Positions that detracted most significantly from the Fund’s return during this period included Fisker, Inc., an automobiles company (no longer held at fiscal year-end) and Maxeon Solar Technologies Ltd., a semiconductors & semiconductor equipment company (portfolio average weight of 1.16%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Electrical Equipment	32.03
Semiconductors & Semiconductor Equipment	13.06
Metals & Mining	11.87
Automobiles	8.70
Independent Power and Renewable Electricity Producers	7.01
Construction & Engineering	5.26
Electronic Equipment, Instruments & Components	4.81
Automobile Components	4.81
Industry Types Each Less Than 3%	12.29
Money Market Funds Plus Other Assets Less Liabilities	0.16

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
First Solar, Inc.	2.09
Fluence Energy, Inc.	1.94
Sigma Lithium Corp.	1.87
Bloom Energy Corp., Class A	1.85
MP Materials Corp.	1.85
Solid Power, Inc.	1.82
FREYR Battery, Inc.	1.74
Ormat Technologies, Inc.	1.74
JinkoSolar Holding Co. Ltd., ADR	1.73
Tesla, Inc.	1.71
Total	18.34

*	Excluding money market fund holdings.

27

Invesco WilderHill Clean Energy ETF (PBW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
WilderHill Clean Energy Index	(42.69)%	(38.34)%	(76.56)%	(5.98)%	(26.55)%	(4.22)%	(35.03)%	(6.43)%	(71.99)%
Russell 2000® Growth Index	12.39	(5.92)	(16.73)	5.04	27.87	7.60	107.98	8.02	338.68
Fund
NAV Return	(41.09)	(36.82)	(74.78)	(4.27)	(19.59)	(2.70)	(23.97)	(5.35)	(65.10)
Market Price Return	(41.06)	(36.78)	(74.73)	(4.27)	(19.62)	(2.70)	(23.97)	(5.34)	(65.08)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.66%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

28

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 14, 2024, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2023 through December 31, 2023 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the end of an aggressive rate hike cycle, signs that inflation was abating and market liquidity was reverting to normal, and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

29

Invesco Aerospace & Defense ETF (PPA)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Aerospace & Defense-71.18%
AAR Corp.(b)	218,753	$15,124,582
AeroVironment, Inc.(b)(c)	173,334	27,697,040
Axon Enterprise, Inc.(b)	335,913	105,362,472
Boeing Co. (The)(b)	1,069,921	179,575,541
BWX Technologies, Inc.	456,649	43,733,275
Cadre Holdings, Inc.	245,096	8,173,952
CAE, Inc. (Canada)(b)	1,961,193	37,831,413
Curtiss-Wright Corp.	160,113	40,575,836
Ducommun, Inc.(b)(c)	84,747	4,583,965
Elbit Systems Ltd. (Israel)	273,997	55,599,471
General Dynamics Corp.	536,249	153,951,725
General Electric Co.	1,155,187	186,932,360
HEICO Corp.(c)	280,122	58,097,303
Hexcel Corp.	467,980	30,048,996
Howmet Aerospace, Inc.	1,672,288	111,625,224
Huntington Ingalls Industries, Inc.	233,004	64,525,798
Kratos Defense & Security Solutions, Inc.(b)(c)	919,058	16,377,614
L3Harris Technologies, Inc.	663,205	141,959,030
Leonardo DRS, Inc.(b)(c)	1,456,326	31,340,136
Lockheed Martin Corp.	456,179	212,091,303
Mercury Systems, Inc.(b)(c)	365,817	10,316,039
Moog, Inc., Class A	126,113	20,060,795
Northrop Grumman Corp.	362,642	175,892,249
RTX Corp.	2,118,122	215,031,745
Spirit AeroSystems Holdings, Inc., Class A(b)(c)	715,065	22,882,080
Textron, Inc.	872,361	73,793,017
TransDigm Group, Inc.	101,171	126,264,443
Triumph Group, Inc.(b)	454,615	6,073,656
V2X, Inc.(b)	166,007	8,064,620
Woodward, Inc.	225,328	36,584,254

		2,220,169,934

Communications Equipment-0.29%
Viasat, Inc.(b)(c)	578,505	9,204,015

Diversified Telecommunication Services-0.19%
Iridium Communications, Inc.	195,732	6,026,588

Electrical Equipment-3.78%
Eaton Corp. PLC	370,098	117,787,390

Electronic Equipment, Instruments & Components-4.13%
Amphenol Corp., Class A	554,415	66,956,699
Keysight Technologies, Inc.(b)	126,017	18,642,955
OSI Systems, Inc.(b)(c)	59,317	7,796,626
Teledyne Technologies, Inc.(b)	81,783	31,198,579
TTM Technologies, Inc.(b)	282,592	4,219,099

		128,813,958

	Shares	Value
Industrial Conglomerates-4.32%
Honeywell International, Inc.	699,693	$134,851,832

Machinery-4.14%
Barnes Group, Inc.(c)	131,238	4,556,583
Oshkosh Corp.	120,217	13,496,763
Parker-Hannifin Corp.	204,102	111,217,221

		129,270,567

Metals & Mining-1.10%
ATI, Inc.(b)(c)	574,517	34,298,665

Professional Services-10.05%
Booz Allen Hamilton Holding Corp.	527,606	77,911,578
CACI International, Inc., Class A(b)	104,968	42,221,279
Jacobs Solutions, Inc.	189,170	27,151,570
KBR, Inc.	640,476	41,592,511
Leidos Holdings, Inc.	522,875	73,317,532
Parsons Corp.(b)(c)	254,256	19,961,639
Science Applications International Corp.(c)	242,707	31,236,391

		313,392,500

Software-0.83%
Palantir Technologies, Inc., Class A(b)	1,172,388	25,757,364

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $2,567,597,144)		3,119,572,813

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.34%
Invesco Private Government Fund, 5.29%(d)(e)(f)	37,845,661	37,845,661
Invesco Private Prime Fund, 5.46%(d)(e)(f)	97,308,413	97,337,606

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $135,201,226)		135,183,267

TOTAL INVESTMENTS IN SECURITIES-104.35% (Cost $2,702,798,370)		3,254,756,080
OTHER ASSETS LESS LIABILITIES-(4.35)%		(135,594,881)

NET ASSETS-100.00%		$3,119,161,199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Aerospace & Defense ETF (PPA)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$718,890	$27,004,316	$(27,723,206)	$-	$-	$-	$42,882
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	32,529,303	315,571,285	(310,254,927)	-	-	37,845,661	1,868,092	*
Invesco Private Prime Fund	83,646,779	716,904,436	(703,238,230)	(2,764)	27,385	97,337,606	4,977,250	*

Total	$116,894,972	$1,059,480,037	$(1,041,216,363)	$(2,764)	$27,385	$135,183,267	$6,888,224

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Bloomberg Analyst Rating Improvers ETF (UPGD)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-8.27%
AT&T, Inc.	127,394	$2,151,685
Roblox Corp., Class A(b)	53,048	1,886,387
Snap, Inc., Class A(b)	201,628	3,034,501
Verizon Communications, Inc.	52,694	2,080,886

		9,153,459

Consumer Discretionary-5.47%
Genuine Parts Co.	14,989	2,356,421
Ralph Lauren Corp.	11,742	1,921,461
Vail Resorts, Inc.	9,390	1,778,184

		6,056,066

Consumer Staples-23.81%
Brown-Forman Corp., Class B	36,901	1,765,713
Campbell Soup Co.	50,836	2,323,713
Clorox Co. (The)	14,157	2,093,396
General Mills, Inc.	33,004	2,325,462
Hershey Co. (The)	11,229	2,177,528
J.M. Smucker Co. (The)	17,142	1,968,759
Kellanova	38,364	2,219,741
Keurig Dr Pepper, Inc.	68,535	2,309,629
Kimberly-Clark Corp.	17,979	2,454,673
Kraft Heinz Co. (The)	59,509	2,297,642
McCormick & Co., Inc.	32,062	2,438,636
Molson Coors Beverage Co., Class B	34,661	1,984,689

		26,359,581

Energy-4.16%
Kinder Morgan, Inc.	124,306	2,272,314
ONEOK, Inc.	29,529	2,336,334

		4,608,648

Health Care-5.87%
Amgen, Inc.	7,626	2,089,066
Henry Schein, Inc.(b)	28,844	1,998,312
Solventum Corp.(b)	5,892	383,039
Zimmer Biomet Holdings, Inc.	16,871	2,029,244

		6,499,661

Industrials-22.03%
3M Co.	23,613	2,278,891

	Shares	Value
Industrials-(continued)
Automatic Data Processing, Inc.	8,515	$2,059,693
Hubbell, Inc.	6,106	2,262,395
Lennox International, Inc.	4,825	2,236,001
Masco Corp.	29,429	2,014,415
Old Dominion Freight Line, Inc.	10,186	1,850,898
PACCAR, Inc.	19,927	2,114,454
Rollins, Inc.	52,341	2,332,315
Trane Technologies PLC	7,832	2,485,407
Waste Management, Inc.	10,586	2,202,100
Watsco, Inc.	5,700	2,552,004

		24,388,573

Information Technology-9.15%
Cognizant Technology Solutions Corp., Class A	27,897	1,832,275
HP, Inc.	76,170	2,139,615
Oracle Corp.	20,018	2,277,047
Palantir Technologies, Inc., Class A(b)	95,233	2,092,269
UiPath, Inc., Class A(b)	94,374	1,790,275

		10,131,481

Materials-7.95%
Dow, Inc.	38,841	2,210,053
International Paper Co.	62,346	2,178,369
LyondellBasell Industries N.V., Class A	22,235	2,222,833
Packaging Corp. of America	12,624	2,183,700

		8,794,955

Utilities-13.19%
Alliant Energy Corp.	44,112	2,196,778
Avangrid, Inc.	67,767	2,475,529
Consolidated Edison, Inc.	24,437	2,306,853
Evergy, Inc.	42,787	2,244,178
NRG Energy, Inc.	41,727	3,032,301
Southern Co. (The)	31,973	2,350,015

		14,605,654

TOTAL INVESTMENTS IN SECURITIES-99.90% (Cost $112,878,721)		110,598,078
OTHER ASSETS LESS LIABILITIES-0.10%		107,231

NET ASSETS-100.00%		$110,705,309

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$52,868	$2,519,260	$(2,572,128)	$-	$-	$-	$2,757

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco Bloomberg Analyst Rating Improvers ETF (UPGD)–(continued)

April 30, 2024

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2024	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$10,968,987	$53,383,552	$(64,352,539)	$-	$-	$-	$353,833	*

Invesco Private Prime Fund	27,834,303	106,407,571	(134,251,405)	2,236	7,295	-	935,449	*

Total	$38,856,158	$162,310,383	$(201,176,072)	$2,236	$7,295	$-	$1,292,039

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco Dorsey Wright Momentum ETF (PDP)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communication Services-1.86%
Alphabet, Inc., Class A(b)	47,649	$7,756,305
Meta Platforms, Inc., Class A	19,083	8,208,934
Netflix, Inc.(b)	11,055	6,087,325

		22,052,564

Consumer Discretionary-11.28%
Chipotle Mexican Grill, Inc.(b)	5,312	16,783,795
Deckers Outdoor Corp.(b)	11,455	9,375,574
DraftKings, Inc., Class A(b)	168,786	7,014,746
Duolingo, Inc.(b)(c)	28,345	6,398,884
Gap, Inc. (The)(c)	263,265	5,402,198
Murphy USA, Inc.(c)	15,827	6,549,529
NVR, Inc.(b)	1,749	13,010,549
O’Reilly Automotive, Inc.(b)	32,762	33,196,424
Royal Caribbean Cruises Ltd.(b)(c)	53,780	7,509,301
Tempur Sealy International, Inc.(c)	174,670	8,743,980
TJX Cos., Inc. (The)	108,085	10,169,718
Wingstop, Inc.(c)	25,645	9,867,939

		134,022,637

Consumer Staples-4.53%
Celsius Holdings, Inc.(b)(c)	138,011	9,836,044
Costco Wholesale Corp.	22,180	16,033,922
e.l.f. Beauty, Inc.(b)	134,940	21,931,798
US Foods Holding Corp.(b)	120,571	6,058,693

		53,860,457

Energy-4.06%
Marathon Petroleum Corp.	62,286	11,318,612
Targa Resources Corp.	218,380	24,908,423
Weatherford International PLC(b)	96,792	11,965,427

		48,192,462

Financials-14.89%
Apollo Global Management, Inc.(c)	65,275	7,074,504
Ares Management Corp., Class A	74,313	9,890,317
Arthur J. Gallagher & Co.	27,178	6,378,405
Blackstone, Inc., Class A	52,121	6,077,830
Brown & Brown, Inc.	76,336	6,224,437
Coinbase Global, Inc., Class A(b)(c)	37,437	7,634,527
Fiserv, Inc.(b)	148,707	22,703,098
Kinsale Capital Group, Inc.	52,163	18,948,210
KKR & Co., Inc., Class A	74,025	6,889,507
Marsh & McLennan Cos., Inc.	31,154	6,213,042
Mastercard, Inc., Class A	73,605	33,210,576
Primerica, Inc.(c)	27,451	5,815,769
Visa, Inc., Class A	43,633	11,720,260
W.R. Berkley Corp.	365,470	28,130,226

		176,910,708

Health Care-7.90%
Chemed Corp.(c)	11,989	6,809,752
Eli Lilly and Co.	18,643	14,562,047
Ensign Group, Inc. (The)(c)	57,582	6,815,406
IDEXX Laboratories, Inc.(b)	31,373	15,459,360
Intuitive Surgical, Inc.(b)	20,910	7,749,664
McKesson Corp.	12,261	6,586,732
Medpace Holdings, Inc.(b)	52,724	20,475,365

	Shares	Value
Health Care-(continued)
Tenet Healthcare Corp.(b)	78,796	$8,848,003
Vaxcyte, Inc.(b)(c)	107,597	6,514,998

		93,821,327

Industrials-26.08%
AMETEK, Inc.	35,730	6,240,602
API Group Corp.(b)(c)	217,187	8,376,903
Applied Industrial Technologies, Inc.	34,877	6,391,210
Axon Enterprise, Inc.(b)	21,457	6,730,203
Booz Allen Hamilton Holding Corp.	69,896	10,321,542
Builders FirstSource, Inc.(b)	110,813	20,258,833
Carlisle Cos., Inc.	21,117	8,198,675
Cintas Corp.	25,068	16,503,267
Clean Harbors, Inc.(b)	35,165	6,662,009
Comfort Systems USA, Inc.	49,141	15,204,717
Copart, Inc.(b)	582,140	31,616,023
Graco, Inc.	70,923	5,688,025
Howmet Aerospace, Inc.	113,973	7,607,698
Hubbell, Inc.	16,810	6,228,441
Illinois Tool Works, Inc.	25,313	6,179,156
Masco Corp.(c)	86,391	5,913,464
Quanta Services, Inc.	47,265	12,220,838
Snap-on, Inc.	29,347	7,863,822
Trane Technologies PLC	58,700	18,627,858
TransDigm Group, Inc.	24,215	30,221,047
Uber Technologies, Inc.(b)	85,899	5,692,527
United Rentals, Inc.	15,749	10,520,175
Vertiv Holdings Co., Class A	232,348	21,608,364
W.W. Grainger, Inc.	24,715	22,771,165
WillScot Mobile Mini Holdings Corp.(b)(c)	148,708	5,496,248
XPO, Inc.(b)	62,116	6,674,985

		309,817,797

Information Technology-26.16%
Amphenol Corp., Class A	250,836	30,293,464
Applied Materials, Inc.	56,604	11,244,385
AppLovin Corp., Class A(b)(c)	195,408	13,789,942
Arista Networks, Inc.(b)	29,246	7,503,354
Broadcom, Inc.	6,380	8,295,723
Cadence Design Systems, Inc.(b)	109,522	30,187,549
CDW Corp.	38,941	9,418,270
Entegris, Inc.	148,676	19,762,014
EPAM Systems, Inc.(b)	27,059	6,365,900
Fair Isaac Corp.(b)	6,028	6,831,713
Gartner, Inc.(b)	13,916	5,741,602
Insight Enterprises, Inc.(b)(c)	35,605	6,500,405
Intuit, Inc.	30,197	18,891,847
KLA Corp.	20,609	14,205,578
Lattice Semiconductor Corp.(b)(c)	240,891	16,525,123
Manhattan Associates, Inc.(b)	29,077	5,991,607
Microsoft Corp.	23,863	9,290,582
Nutanix, Inc., Class A(b)	121,885	7,398,419
NVIDIA Corp.	14,518	12,543,842
Onto Innovation, Inc.(b)(c)	52,145	9,672,376
Palantir Technologies, Inc., Class A(b)	286,644	6,297,569
Roper Technologies, Inc.	54,666	27,959,472

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco Dorsey Wright Momentum ETF (PDP)–(continued)

April 30, 2024

	Shares	Value
Information Technology-(continued)
Samsara, Inc., Class A(b)(c)	191,211	$6,679,000
Synopsys, Inc.(b)	36,461	19,345,842

		310,735,578

Materials-1.02%
Eagle Materials, Inc.(c)	25,974	6,511,941
Reliance, Inc.	19,779	5,631,477

		12,143,418

Real Estate-0.68%
Ryman Hospitality Properties, Inc.	76,001	8,016,586

Utilities-1.54%
Constellation Energy Corp.	51,536	9,582,604
Vistra Corp.	115,085	8,728,046

		18,310,650

Total Common Stocks & Other Equity Interests (Cost $922,676,150)		1,187,884,184

Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $876,359)	876,359	876,359

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $923,552,509)		1,188,760,543

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-5.48%
Invesco Private Government Fund, 5.29%(d)(e)(f)	18,239,550	$18,239,550
Invesco Private Prime Fund, 5.46%(d)(e)(f)	46,886,528	46,900,594

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $65,143,803)		65,140,144

TOTAL INVESTMENTS IN SECURITIES-105.55% (Cost $988,696,312)		1,253,900,687
OTHER ASSETS LESS LIABILITIES-(5.55)%		(65,982,886)

NET ASSETS-100.00%		$1,187,917,801

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$7,339,694	$(6,463,335)	$-	$-	$876,359	$23,814

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	20,775,244	330,314,079	(332,849,773)	-	-	18,239,550	1,049,364	*

Invesco Private Prime Fund	53,422,056	657,074,501	(663,620,124)	(2,502)	26,663	46,900,594	2,825,912	*

Total	$74,197,300	$994,728,274	$(1,002,933,232)	$(2,502)	$26,663	$66,016,503	$3,899,090

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco Global Listed Private Equity ETF (PSP)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-80.01%
Biotechnology-0.53%
PureTech Health PLC(b)(c)	468,532	$1,267,214

Capital Markets-56.25%
3i Group PLC (United Kingdom)	377,516	13,595,058
Alaris Equity Partners Income (Canada)	99,756	1,133,451
Blackstone Secured Lending Fund(c)	80,781	2,559,950
Blackstone, Inc., Class A	88,817	10,356,950
Blue Owl Capital, Inc.(c)	366,333	6,920,030
Bridgepoint Group PLC (United Kingdom)(d)	1,607,149	4,636,555
Carlyle Group, Inc. (The)(c)	236,309	10,586,643
Chrysalis Investments Ltd. (Guernsey)(b)	1,568,674	1,606,730
Deutsche Beteiligungs AG (Germany)	43,770	1,294,050
EQT AB (Sweden)(c)	381,781	10,515,074
Georgia Capital PLC (Georgia)(b)	76,204	1,301,514
Gimv N.V. (Belgium)	62,728	2,941,105
Hamilton Lane, Inc., Class A(c)	41,748	4,664,087
IP Group PLC (United Kingdom)	2,900,202	1,741,300
JAFCO Group Co. Ltd. (Japan)	150,917	1,712,819
KKR & Co., Inc., Class A	114,997	10,702,771
Molten Ventures PLC (United Kingdom)(b)(c)	357,146	1,249,926
Mutares SE & Co. KGaA (Germany)	49,937	2,250,606
Onex Corp. (Canada)	135,475	9,631,214
P10, Inc., Class A(c)	71,883	510,369
Partners Group Holding AG (Switzerland)	7,961	10,325,039
Patria Investments Ltd., Class A (Cayman Islands)	120,642	1,616,603
Petershill Partners PLC (United Kingdom)(c)(d)	1,892,866	4,941,773
Ratos AB, Class B (Sweden)	707,136	2,486,853
StepStone Group, Inc., Class A(c)	86,157	3,107,683
TPG, Inc.(c)	253,045	10,906,240

		133,294,393

Diversified Consumer Services-1.27%
Graham Holdings Co., Class B	4,275	2,998,357

Financial Services-17.26%
Cannae Holdings, Inc.(b)	81,803	1,591,068
Compass Diversified Holdings(c)	103,732	2,278,992
Eurazeo SE (France)	127,445	11,555,750
HAL Trust (Netherlands)	53,042	7,032,683
Kinnevik AB, Class B (Sweden)(b)(c)	685,679	7,277,909
Sofina S.A. (Belgium)(c)	47,277	11,161,652

		40,898,054

Industrial Conglomerates-0.69%
Brookfield Business Corp., Class A (Canada)	79,927	1,637,111

Interactive Media & Services-1.05%
IAC, Inc.(b)	52,555	2,499,516

IT Services-0.60%
Digital Garage, Inc. (Japan)(c)	80,207	1,423,558

Wireless Telecommunication Services-2.36%
SoftBank Group Corp. (Japan)	110,990	5,582,473

Total Common Stocks & Other Equity Interests (Cost $181,128,136)		189,600,676

Investment Abbreviations:

BDC-Business Development Company

	Shares	Value

Closed-End Funds-18.54%
Apax Global Alpha Ltd. (Guernsey)(d)	1,233,943	$2,224,920
Ares Capital Corp.(c)	355,188	7,320,425
Bain Capital Specialty Finance, Inc., BDC(c)	38,140	634,268
Barings BDC, Inc.(Acquired 03/15/2024 - 04/24/2024; Cost $562,701)(e)	60,912	565,263
Blue Owl Capital Corp., BDC	159,147	2,530,437
Capital Southwest Corp., BDC(c)	25,064	647,153
FS KKR Capital Corp., BDC(c)	156,915	3,000,215
Goldman Sachs BDC, Inc., BDC	39,318	611,002
Golub Capital BDC, Inc.(c)	77,263	1,342,058
HBM Healthcare Investments AG (Switzerland), Class A(b)(c)	14,418	2,930,290
Hercules Capital, Inc.(c)	66,387	1,269,319
HgCapital Trust PLC (United Kingdom)(c)	1,368,591	8,191,405
Main Street Capital Corp.(c)	39,535	1,960,936
NB Private Equity Partners Ltd. (Guernsey)	115,418	2,355,689
New Mountain Finance Corp., BDC(c)	46,778	587,999
Oakley Capital Investments Ltd. (Bermuda)	404,891	2,377,759
Oaktree Specialty Lending Corp.(c)	30,442	583,269
Princess Private Equity Holding Ltd. (Guernsey)(c)	155,665	1,805,927
Sixth Street Specialty Lending, Inc.(c)	28,419	616,408
SLR Investment Corp., BDC(c)	39,841	611,958
Syncona Ltd. (United Kingdom)(b)	1,116,077	1,752,462

Total Closed-End Funds (Cost $43,500,105)		43,919,162

	Shares
Money Market Funds-0.91%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(f)(g) (Cost $2,162,867)	2,162,867	2,162,867

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.46% (Cost $226,791,108)		235,682,705

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-22.33%
Invesco Private Government Fund, 5.29%(f)(g)(h)	14,815,050	14,815,050
Invesco Private Prime Fund, 5.46%(f)(g)(h)	38,090,307	38,101,734

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $52,922,235)		52,916,784

TOTAL INVESTMENTS IN SECURITIES-121.79% (Cost $279,713,343)		288,599,489
OTHER ASSETS LESS LIABILITIES-(21.79)%		(51,629,470)

NET ASSETS-100.00%		$236,970,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco Global Listed Private Equity ETF (PSP)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2024 was $11,803,248, which represented 4.98% of the Fund’s Net Assets.

(e)	Restricted security. The value of this security at April 30, 2024 represented less than 1% of the Fund’s Net Assets.
(f)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$2,007,766	$28,900,609	$(28,745,508)	$-	$-	$2,162,867	$123,536

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	15,014,772	143,210,600	(143,410,322)	-	-	14,815,050	684,340	*

Invesco Private Prime Fund	38,609,514	282,202,764	(282,726,194)	(2,414)	18,064	38,101,734	1,830,727	*

Total	$55,632,052	$454,313,973	$(454,882,024)	$(2,414)	$18,064	$55,079,651	$2,638,603

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	15.24%

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity	Rate	Payment Frequency	Maturity Date	Notional Value(b)	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Equity Risk

Citibank, N.A.	Receive	Brookfield Business Partners LP	1-Day CORRA plus 55 basis points	Monthly	October-2024	CAD 3,512,700	$-	$(25,344)	$(25,344)

Abbreviations:

CAD   -Canadian Dollar

CORRA-Canadian Overnight Repo Rate Average

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(b)	Notional Value is denominated in U.S. Dollars unless otherwise noted.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco Golden Dragon China ETF (PGJ)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Communication Services-26.74%
Autohome,Inc.,ADR(b)	58,364	$1,499,955
Baidu, Inc., ADR(b)(c)	104,533	10,808,712
Bilibili, Inc., ADR(b)(c)	101,631	1,284,616
DouYu International Holdings Ltd., ADR(b)(c)	15,402	132,149
Hello Group, Inc., ADR(b)	149,982	874,395
HUYA, Inc., ADR(c)	81,721	366,927
iQIYI, Inc., ADR(b)(c)	453,207	2,198,054
Kanzhun Ltd., ADR	263,500	5,214,665
NetEase, Inc., ADR(b)	92,422	8,638,684
Sohu.com Ltd., ADR(c)	29,621	341,826
Tencent Music Entertainment Group, ADR(b)(c)	572,381	7,183,382
Weibo Corp., ADR(b)	81,333	701,091
Zhihu, Inc., ADR(c)	252,961	171,786

		39,416,242

Consumer Discretionary-50.82%
Alibaba Group Holding Ltd., ADR(b)	161,912	12,119,113
Atour Lifestyle Holdings Ltd., ADR	52,661	938,946
ECARX Holdings, Inc.(b)(c)	248,383	407,348
GSX Techedu, Inc., ADR(b)(c)	131,035	855,659
H World Group Ltd., ADR(b)	140,921	5,173,210
JD.com, Inc., ADR(b)	264,927	7,653,741
Kandi Technologies Group, Inc.(b)(c)	75,377	191,458
Li Auto, Inc., ADR(b)(c)	130,614	3,432,536
MINISO Group Holding Ltd., ADR(b)	65,258	1,466,347
New Oriental Education & Technology Group, Inc., ADR(b)(c)	64,078	4,940,414
NIO, Inc., ADR(b)(c)	1,042,227	4,919,311
SunCar Technology Group, Inc., Class A (Hong Kong)(b)(c)	31,061	245,693
TAL Education Group, ADR(b)(c)	346,936	4,177,109
Trip.com Group Ltd., ADR(b)(c)	247,194	11,929,582
Vipshop Holdings Ltd., ADR	311,315	4,682,178
XPeng, Inc., ADR(b)(c)	179,776	1,461,579
Youdao, Inc., ADR(b)(c)	32,283	112,990
Yum China Holdings, Inc.(b)	279,453	10,202,829

		74,910,043

Consumer Staples-1.23%
Dada Nexus Ltd., ADR(b)(c)	96,801	196,506
DingDong (Cayman) Ltd., ADR(b)(c)	121,150	165,976
RLX Technology, Inc., ADR(b)	607,905	1,179,336
Yatsen Holding Ltd., ADR(b)(c)	62,007	270,971

		1,812,789

Financials-3.59%
FinVolution Group, ADR	166,643	794,887
LexinFintech Holdings Ltd., ADR	123,339	207,209
Lufax Holding Ltd., ADR(b)	189,507	831,936
Noah Holdings Ltd., ADR	30,008	377,201
Qifu Technology, Inc., ADR	123,370	2,256,437
Qudian, Inc., ADR(c)	172,451	410,433
Up Fintech Holding Ltd., ADR(b)(c)	116,882	412,009

		5,290,112

Investment Abbreviations:

ADR-American Depositary Receipt

	Shares	Value
Health Care-0.89%
I-Mab, ADR(b)(c)	60,387	$106,885
Jin Medical International Ltd.(b)(c)	137,782	524,949
Zai Lab Ltd., ADR(b)(c)	42,657	673,981

		1,305,815

Industrials-8.13%
EHang Holdings Ltd., ADR(b)(c)	33,311	593,602
Full Truck Alliance Co. Ltd., ADR(b)	561,806	4,837,150
ZTO Express (Cayman), Inc., ADR(b)	312,282	6,554,799

		11,985,551

Information Technology-4.10%
Agora, Inc., ADR(b)(c)	67,037	166,922
Canaan, Inc., ADR(c)	191,922	167,932
Canadian Solar, Inc. (Canada)(b)(c)	55,810	904,680
Daqo New Energy Corp., ADR(b)(c)	63,982	1,228,454
GDS Holdings Ltd., ADR(b)(c)	76,090	620,894
Hollysys Automation Technologies Ltd.(b)(c)	53,605	1,248,460
JinkoSolar Holding Co. Ltd., ADR(b)	34,681	836,506
Kingsoft Cloud Holdings Ltd., ADR(b)(c)	70,166	215,410
MMTEC, Inc.(b)(c)	85,385	266,401
Tuya, Inc., ADR(c)	106,984	187,222
Vnet Group, Inc., ADR(b)(c)	122,807	207,544

		6,050,425

Real Estate-4.52%
KE Holdings, Inc., ADR	440,973	6,667,512

Total Common Stocks & Other Equity Interests (Cost $217,382,600)		147,438,489

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $119,141)	119,141	119,141

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $217,501,741)		147,557,630

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-33.99%
Invesco Private Government Fund, 5.29%(d)(e)(f)	13,882,289	13,882,289
Invesco Private Prime Fund, 5.46%(d)(e)(f)	36,205,011	36,215,873

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $50,101,465)		50,098,162

TOTAL INVESTMENTS IN SECURITIES-134.09% (Cost $267,603,206)		197,655,792
OTHER ASSETS LESS LIABILITIES-(34.09)%		(50,253,313)

NET ASSETS-100.00%		$147,402,479

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Golden Dragon China ETF (PGJ)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$93,062	$6,792,360	$(6,766,281)	$ -	$ -	$119,141	$16,429

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	14,196,763	154,854,250	(155,168,724)	-	-	13,882,289	609,894	*

Invesco Private Prime Fund	37,413,796	294,397,250	(295,609,495)	(2,538)	16,860	36,215,873	1,592,080	*

Total	$51,703,621	$456,043,860	$(457,544,500)	$(2,538)	$16,860	$50,217,303	$2,218,403

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco MSCI Sustainable Future ETF (ERTH)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-97.21%
Automobiles-13.58%
Li Auto, Inc., A Shares (China)(b)	506,329	$6,732,754
Lucid Group, Inc.(b)(c)	406,738	1,037,182
NIO, Inc., ADR (China)(b)(c)	606,046	2,860,537
Rivian Automotive, Inc., Class A(b)(c)	296,031	2,634,676
Tesla, Inc.(b)	46,487	8,520,137
XPeng, Inc. (China)(b)(c)	503,647	2,031,666
Zhejiang Leapmotor Technology Co. Ltd. (China)(b)(c)(d)	210,040	729,119

		24,546,071

Building Products-6.84%
Advanced Drainage Systems, Inc	31,246	4,905,622
Kingspan Group PLC (Ireland)	68,381	6,130,812
ROCKWOOL A/S, Class B (Denmark)	4,038	1,329,144

		12,365,578

Chemicals-1.08%
Umicore S.A. (Belgium)(c)	87,982	1,962,400

Commercial Services & Supplies-0.45%
China Everbright Environment Group Ltd. (China)	1,593,933	650,111
Dynagreen Environmental Protection Group Co. Ltd., H Shares (China)(d)	110,931	40,422
Sunny Friend Environmental Technology Co. Ltd. (Taiwan)	37,853	118,574

		809,107

Construction & Engineering-0.40%
China Conch Venture Holdings Ltd. (China)	654,477	480,323
OX2 AB (Sweden)(b)(c)	66,108	241,643

		721,966

Diversified REITs-1.22%
American Assets Trust, Inc.	24,811	529,715
Merlin Properties SOCIMI S.A. (Spain)	148,202	1,681,314

		2,211,029

Electrical Equipment-16.16%
Alfen N.V. (Netherlands)(b)(c)(d)	9,733	424,190
Array Technologies, Inc.(b)(c)	67,682	835,196
ChargePoint Holdings, Inc.(b)(c)	142,479	189,497
Contemporary Amperex Technology Co. Ltd., A Shares (China)	118,600	3,318,147
CS Wind Corp. (South Korea)	11,922	452,865
Energiekontor AG (Germany)	3,259	224,762
Ginlong Technologies Co. Ltd., A Shares (China)	11,100	82,083
Goldwind Science & Technology Co. Ltd., A Shares (China)	78,000	82,185
GoodWe Technologies Co. Ltd., A Shares (China)	4,560	58,657
Kempower OYJ (Finland)(b)(c)	7,589	156,043
LG Energy Solution Ltd. (South Korea)(b)	20,930	5,890,869
Ming Yang Smart Energy Group Ltd., A Shares (China)	58,500	79,249
Nextracker, Inc., Class A(b)	54,157	2,317,378
Nordex SE (Germany)(b)(c)	52,349	742,218
Plug Power, Inc.(b)(c)	241,451	557,752

	Shares	Value
Electrical Equipment-(continued)
PNE AG (Germany)(c)	15,027	$215,628
Shoals Technologies Group, Inc., Class A(b)	76,230	644,143
Signify N.V.	56,319	1,551,245
Stem, Inc.(b)(c)	63,527	116,890
Sungrow Power Supply Co. Ltd., A Shares (China)	40,700	580,867
SunPower Corp.(b)(c)	36,374	74,930
Sunrun, Inc.(b)	96,639	994,415
Vestas Wind Systems A/S (Denmark)(b)(c)	356,302	9,623,502

		29,212,711

Electronic Equipment, Instruments & Components-1.33%
Badger Meter, Inc.	13,125	2,400,825

Food Products-3.02%
Darling Ingredients, Inc.(b)	70,332	2,979,967
Grieg Seafood ASA (Norway)(c)	19,541	127,048
Minerva S.A. (Brazil)	130,500	154,089
SalMar ASA (Norway)	29,665	1,879,151
SLC Agricola S.A. (Brazil)	88,490	325,920

		5,466,175

Ground Transportation-1.70%
Beijing-Shanghai High Speed Railway Co. Ltd., A Shares (China)	1,219,500	857,178
BTS Group Holdings PCL, Wts., expiring 11/20/2026 (Thailand)(b)	1	0
MTR Corp. Ltd. (Hong Kong)	669,641	2,213,244

		3,070,422

Household Durables-3.02%
Beazer Homes USA, Inc.(b)(c)	12,204	342,078
KB Home	35,956	2,328,511
Meritage Homes Corp.	16,303	2,702,059
Neinor Homes S.A. (Spain)(d)	8,322	93,432

		5,466,080

Independent Power and Renewable Electricity Producers-7.50%
Akfen Yenilenebilir Enerji AS (Turkey)(b)	156,351	115,900
Altus Power, Inc.(b)(c)	33,239	121,987
Audax Renovables S.A. (Spain)(b)(c)	59,226	107,403
BCPG PCL, NVDR (Thailand)	634,070	115,488
Boralex, Inc., Class A (Canada)(c)	44,780	900,587
Canvest Environmental Protection Group Co. Ltd. (Hong Kong)(d)	245,347	126,733
CECEP Solar Energy Co. Ltd., A Shares (China)	154,300	109,948
China Datang Corp. Renewable Power Co. Ltd., H Shares (China)(c)	1,154,829	246,582
China Three Gorges Renewables (Group) Co. Ltd., A Shares (China)	892,200	577,838
Concord New Energy Group Ltd. (Hong Kong)	3,511,420	273,867
EDP Renovaveis S.A. (Spain)(c)	145,041	1,995,946
Encavis AG (Germany)(b)	57,374	1,036,767
Energix-Renewable Energies Ltd. (Israel)	134,514	504,907
Enlight Renewable Energy Ltd. (Israel)(b)	57,032	922,144
eRex Co. Ltd. (Japan)(b)(c)	15,610	82,928
Greenvolt-Energias Renovaveis S.A. (Portugal)(b)(c)	31,025	275,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco MSCI Sustainable Future ETF (ERTH)–(continued)

April 30, 2024

	Shares	Value
Independent Power and Renewable Electricity Producers-(continued)
Grenergy Renovables S.A. (Spain)(b)	7,240	$212,501
Montauk Renewables, Inc.(b)(c)	25,096	90,346
Neoen S.A. (France)(c)(d)	32,659	1,004,318
NextEra Energy Partners L.P.(c)	42,314	1,200,025
Ormat Technologies, Inc.(c)	25,734	1,642,601
RENOVA, Inc. (Japan)(b)(c)	21,567	203,931
Scatec ASA (South Africa)(b)(d)	58,050	427,480
Serena Energia S.A. (Brazil)(b)	152,191	241,363
Shinfox Energy Co. Ltd., Class C (Taiwan)	48,000	198,268
Solaria Energia y Medio Ambiente S.A. (Spain)(b)(c)	38,635	395,548
SPCG PCL, NVDR (Thailand)	225,475	68,750
Voltalia S.A. (France)(b)(c)	19,937	166,704
West Holdings Corp. (Japan)	11,030	186,304
Xinyi Energy Holdings Ltd. (China)(c)	130,533	18,359

		13,570,863

Industrial REITs-1.64%
Advance Logistics Investment Corp. (Japan)	311	240,713
CRE Logistics REIT, Inc. (Japan)(c)	312	299,777
Mitsubishi Estate Logistics REIT Investment Corp. (Japan)(c)	226	580,923
Nippon Prologis REIT, Inc. (Japan)	1,062	1,839,680

		2,961,093

IT Services-0.09%
Kingsoft Cloud Holdings Ltd., H shares (China)(b)(c)	729,800	155,829

Machinery-1.69%
Alstom S.A. (France)(c)	120,932	1,923,436
Dawonsys Co. Ltd. (South Korea)(b)	12,836	125,379
Energy Recovery, Inc.(b)	21,873	325,908
Lion Electric Co. (The) (Canada)(b)	47,537	43,251
Stadler Rail AG (Switzerland)(c)	21,189	630,714

		3,048,688

Metals & Mining-0.39%
Radius Recycling, Inc., Class A	8,988	156,571
Sims Ltd.(c)	69,740	546,145

		702,716

Office REITs-5.15%
Brandywine Realty Trust(c)	75,441	342,502
Centuria Office REIT (Australia)	234,569	180,496
Cousins Properties, Inc.	69,815	1,601,556
Covivio S.A. (France)	21,139	1,059,171
Douglas Emmett, Inc.(c)	76,697	1,051,516
Global One Real Estate Investment Corp. (Japan)	485	331,008
Inmobiliaria Colonial SOCIMI S.A. (Spain)	109,979	646,185
Japan Excellent, Inc. (Japan)	578	473,816
Keppel REIT (Singapore)	1,068,009	689,165
Mori Hills REIT Investment Corp. (Japan)	744	649,608
Paramount Group, Inc.	78,574	364,583
Vornado Realty Trust(c)	74,023	1,926,819

		9,316,425

Oil, Gas & Consumable Fuels-0.25%
REX American Resources Corp.(b)	5,765	318,977
Verbio SE (Germany)	6,854	143,788

		462,765

	Shares	Value
Paper & Forest Products-3.47%
Canfor Corp. (Canada)(b)	22,220	$234,678
Mercer International, Inc. (Germany)	14,214	143,988
Suzano S.A. (Brazil)	355,100	4,005,160
West Fraser Timber Co. Ltd. (Canada)	24,601	1,888,073

		6,271,899

Real Estate Management & Development-4.87%
Daiwa House Industry Co. Ltd. (Japan)	267,295	7,541,638
Platzer Fastigheter Holding AB, Class B (Sweden)(c)	22,629	185,759
SOHO China Ltd. (China)(b)	924,875	89,872
Swire Properties Ltd. (Hong Kong)	475,580	991,146

		8,808,415

Retail REITs-6.12%
AEON REIT Investment Corp. (Japan)	804	705,572
CapitaLand Integrated Commercial Trust (Singapore)	2,479,485	3,563,550
Eurocommercial Properties N.V. (Netherlands)(c)	19,762	452,193
First Capital REIT (Canada)	54,919	590,824
Frasers Centrepoint Trust (Singapore)	486,779	774,563
Fukuoka REIT Corp. (Japan)	311	335,378
Klepierre S.A. (France)	96,950	2,618,549
Lar Espana Real Estate SOCIMI S.A. (Spain)	20,820	152,048
Lendlease Global Commercial REIT (Singapore)	880,995	352,075
Mapletree Pan Asia Commercial Trust (Singapore)	1,114,580	1,029,786
Mercialys S.A. (France)(c)	44,684	485,428

		11,059,966

Semiconductors & Semiconductor Equipment-11.02%
Abalance Corp. (Japan)(c)	4,450	57,292
Alfa Solar Enerji Sanayi VE Ticaret A.S. (Turkey)	38,145	105,800
Duk San Neolux Co. Ltd. (South Korea)(b)	4,367	121,332
Enphase Energy, Inc.(b)	60,602	6,591,073
First Solar, Inc.(b)	45,025	7,937,907
Flat Glass Group Co. Ltd., A Shares (China)	27,900	102,600
Flat Glass Group Co. Ltd., H Shares (China)(c)	202,751	493,060
JA Solar Technology Co. Ltd., A Shares (China)	82,608	162,216
LONGi Green Energy Technology Co. Ltd., A Shares (China)	190,572	478,963
Risen Energy Co. Ltd., A Shares (China)	27,700	49,574
Shanghai Aiko Solar Energy Co. Ltd., A Shares (China)	45,280	74,722
SMA Solar Technology AG (Germany)(b)	6,702	354,149
SolarEdge Technologies, Inc.(b)(c)	24,926	1,461,910
TSEC Corp. (Taiwan)	217,059	185,649
United Renewable Energy Co. Ltd. (Taiwan)	611,075	227,075
Xinyi Solar Holdings Ltd. (China)	2,179,618	1,521,597

		19,924,919

Software-0.10%
Tuya, Inc., ADR (China)(b)	105,840	185,220

Specialized REITs-5.38%
Digital Realty Trust, Inc	70,073	9,724,731

Specialty Retail-0.02%
Fastned B.V., CVA (Netherlands)(b)(c)	1,756	43,185

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco MSCI Sustainable Future ETF (ERTH)–(continued)

April 30, 2024

	Shares	Value
Transportation Infrastructure-0.44%
Taiwan High Speed Rail Corp. (Taiwan)	864,000	$793,366

Water Utilities-0.28%
Beijing Enterprises Water Group Ltd. (China)(c)	1,980,208	501,306

Total Common Stocks & Other Equity Interests (Cost $248,506,257)		175,763,750

Exchange-Traded Funds-2.57%
iShares MSCI India ETF(c) (Cost $4,025,972)	88,759	4,646,533

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(e)(f) (Cost $66,389)	66,389	66,389

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.82% (Cost $252,598,618)		180,476,672

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-20.40%
Invesco Private Government Fund, 5.29%(e)(f)(g)	10,149,603	$10,149,603
Invesco Private Prime Fund, 5.46%(e)(f)(g)	26,738,506	26,746,528

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $36,900,662)		36,896,131

TOTAL INVESTMENTS IN SECURITIES-120.22% (Cost $289,499,280)		217,372,803
OTHER ASSETS LESS LIABILITIES-(20.22)%		(36,567,579)

NET ASSETS-100.00%		$180,805,224

Investment Abbreviations:

ADR	-American Depositary Receipt
CVA	-Dutch Certificates
ETF	-Exchange-Traded Fund
NVDR	-Non-Voting Depositary Receipt
REIT	-Real Estate Investment Trust
Wts.	-Warrants

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2024 was $2,845,694, which represented 1.57% of the Fund’s Net Assets.

(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$4,179,293	$(4,112,904)	$-	$-	$66,389	$2,609

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	17,921,494	118,870,243	(126,642,134)	-	-	10,149,603	829,441	*

Invesco Private Prime Fund	46,083,841	253,767,864	(273,119,245)	(2,299)	16,367	26,746,528	2,204,869	*

Total	$64,005,335	$376,817,400	$(403,874,283)	$(2,299)	$16,367	$36,962,520	$3,036,919

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco MSCI Sustainable Future ETF (ERTH)-(continued)

April 30, 2024

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

China	12.92%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P 500 BuyWrite ETF (PBP)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-101.73%
Communication Services-9.29%
Alphabet, Inc., Class A(b)	13,869	$2,257,596
Alphabet, Inc., Class C(b)	11,608	1,911,141
AT&T, Inc.	16,826	284,191
Charter Communications, Inc., Class A(b)	233	59,634
Comcast Corp., Class A	9,326	355,414
Electronic Arts, Inc.	571	72,414
Fox Corp., Class A	555	17,211
Fox Corp., Class B	304	8,719
Interpublic Group of Cos., Inc. (The)	901	27,426
Live Nation Entertainment, Inc.(b)	333	29,607
Match Group, Inc.(b)	632	19,478
Meta Platforms, Inc., Class A	5,176	2,226,560
Netflix, Inc.(b)	1,017	560,001
News Corp., Class A	885	21,063
News Corp., Class B.	267	6,552
Omnicom Group, Inc.	465	43,171
Paramount Global, Class B	1,126	12,825
Take-Two Interactive Software, Inc.(b)	372	53,125
T-Mobile US, Inc.	1,230	201,929
Verizon Communications, Inc.	9,893	390,675
Walt Disney Co. (The)	4,314	479,285
Warner Bros. Discovery, Inc.(b)	5,224	38,449

		9,076,466

Consumer Discretionary-10.49%
Airbnb, Inc., Class A(b)	1,028	163,010
Amazon.com, Inc.(b)	21,513	3,764,775
Aptiv PLC(b)	655	46,505
AutoZone, Inc.(b)	39	115,300
Bath & Body Works, Inc.	527	23,936
Best Buy Co., Inc.	451	33,212
Booking Holdings, Inc.	83	286,519
BorgWarner, Inc.	535	17,532
Caesars Entertainment, Inc.(b)	505	18,089
CarMax, Inc.(b)	371	25,217
Carnival Corp.(b)	2,373	35,168
Chipotle Mexican Grill, Inc.(b)	66	208,534
D.R. Horton, Inc.	703	100,170
Darden Restaurants, Inc.	280	42,955
Deckers Outdoor Corp.(b)	63	51,564
Domino’s Pizza, Inc.	83	43,929
eBay, Inc.	1,223	63,033
Etsy, Inc.(b)	278	19,090
Expedia Group, Inc.(b)	306	41,197
Ford Motor Co.	9,184	111,586
Garmin Ltd	360	52,009
General Motors Co.	2,719	121,077
Genuine Parts Co.	332	52,194
Hasbro, Inc.	305	18,697
Hilton Worldwide Holdings, Inc.	594	117,184
Home Depot, Inc. (The)	2,340	782,075
Las Vegas Sands Corp.	870	38,593
Lennar Corp., Class A	584	88,546
LKQ Corp.	629	27,129
Lowe’s Cos., Inc.	1,352	308,243
lululemon athletica, inc.(b)	270	97,362
Marriott International, Inc., Class A	583	137,664

	Shares	Value
Consumer Discretionary-(continued)
McDonald’s Corp.	1,706	$465,806
MGM Resorts International(b)	642	25,320
Mohawk Industries, Inc.(b)	120	13,838
NIKE, Inc., Class B	2,864	264,233
Norwegian Cruise Line Holdings Ltd.(b)	990	18,731
NVR, Inc.(b)	7	52,072
O’Reilly Automotive, Inc.(b)	142	143,883
Pool Corp.	91	32,990
PulteGroup, Inc.	501	55,821
Ralph Lauren Corp.	91	14,891
Ross Stores, Inc.	793	102,733
Royal Caribbean Cruises Ltd.(b)	554	77,355
Starbucks Corp.	2,664	235,737
Tapestry, Inc.	534	21,317
Tesla, Inc.(b)	6,519	1,194,802
TJX Cos., Inc. (The)	2,682	252,349
Tractor Supply Co.	255	69,635
Ulta Beauty, Inc.(b)	113	45,747
Wynn Resorts Ltd.	227	20,805
Yum! Brands, Inc.	660	93,225

		10,253,384

Consumer Staples-6.27%
Altria Group, Inc.	4,152	181,899
Archer-Daniels-Midland Co.	1,255	73,618
Brown-Forman Corp., Class B	424	20,288
Bunge Global S.A.	343	34,904
Campbell Soup Co.	457	20,890
Church & Dwight Co., Inc.	582	62,792
Clorox Co. (The)	290	42,882
Coca-Cola Co. (The)	9,158	565,690
Colgate-Palmolive Co.	1,939	178,233
Conagra Brands, Inc.	1,126	34,658
Constellation Brands, Inc., Class A	377	95,554
Costco Wholesale Corp.	1,046	756,153
Dollar General Corp.	517	71,961
Dollar Tree, Inc.(b)	485	57,351
Estee Lauder Cos., Inc. (The), Class A	548	80,397
General Mills, Inc.	1,336	94,135
Hershey Co. (The)	353	68,454
Hormel Foods Corp.	678	24,110
J.M. Smucker Co. (The)	251	28,827
Kellanova	621	35,931
Kenvue, Inc.	4,058	76,372
Keurig Dr Pepper, Inc.	2,454	82,700
Kimberly-Clark Corp.	794	108,405
Kraft Heinz Co. (The)	1,876	72,432
Kroger Co. (The)	1,555	86,116
Lamb Weston Holdings, Inc.	341	28,419
McCormick & Co., Inc.	594	45,180
Molson Coors Beverage Co., Class B	437	25,023
Mondelez International, Inc., Class A	3,171	228,122
Monster Beverage Corp.(b)	1,741	93,056
PepsiCo, Inc.	3,233	568,717
Philip Morris International, Inc.	3,654	346,911
Procter & Gamble Co. (The)	5,537	903,638
Sysco Corp.	1,171	87,029
Target Corp.	1,085	174,663

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2024

	Shares	Value
Consumer Staples-(continued)
Tyson Foods, Inc., Class A	676	$40,999
Walgreens Boots Alliance, Inc.	1,685	29,875
Walmart, Inc.	10,074	597,892

		6,124,276

Energy-4.16%
APA Corp.	896	28,170
Baker Hughes Co., Class A	2,353	76,755
Chevron Corp.	4,082	658,304
ConocoPhillips	2,772	348,219
Coterra Energy, Inc.	1,771	48,455
Devon Energy Corp.	1,508	77,179
Diamondback Energy, Inc.	423	85,078
EOG Resources, Inc.	1,371	181,150
EQT Corp.	969	38,847
Exxon Mobil Corp.	9,345	1,105,233
Halliburton Co.	2,097	78,575
Hess Corp.	646	101,739
Kinder Morgan, Inc.	4,550	83,174
Marathon Oil Corp.	1,375	36,919
Marathon Petroleum Corp.	867	157,551
Occidental Petroleum Corp.	1,547	102,319
ONEOK, Inc.	1,369	108,315
Phillips 66	1,011	144,785
Pioneer Natural Resources Co.	549	147,857
Schlumberger N.V.	3,360	159,533
Targa Resources Corp.	525	59,881
Valero Energy Corp.	801	128,056
Williams Cos., Inc. (The)	2,862	109,786

		4,065,880

Financials-13.37%
Aflac, Inc.	1,239	103,642
Allstate Corp. (The)	618	105,097
American Express Co.	1,345	314,770
American International Group, Inc.	1,654	124,563
Ameriprise Financial, Inc.	238	98,006
Aon PLC, Class A	470	132,545
Arch Capital Group Ltd.(b)	874	81,754
Arthur J. Gallagher & Co.	511	119,927
Assurant, Inc.	120	20,928
Bank of America Corp.	16,203	599,673
Bank of New York Mellon Corp. (The)	1,787	100,948
Berkshire Hathaway, Inc., Class B(b)	4,281	1,698,401
BlackRock, Inc.	331	249,786
Blackstone, Inc., Class A	1,693	197,421
Brown & Brown, Inc.	555	45,255
Capital One Financial Corp.	895	128,370
Cboe Global Markets, Inc.	249	45,106
Charles Schwab Corp. (The)	3,500	258,825
Chubb Ltd.	955	237,451
Cincinnati Financial Corp.	369	42,690
Citigroup, Inc.	4,478	274,636
Citizens Financial Group, Inc.	1,095	37,350
CME Group, Inc., Class A	849	177,984
Comerica, Inc.	304	15,252
Corpay, Inc.(b)	170	51,364
Discover Financial Services	590	74,771
Everest Group Ltd.	102	37,374
FactSet Research Systems, Inc.	90	37,520
Fidelity National Information Services, Inc.	1,396	94,816

	Shares	Value
Financials-(continued)
Fifth Third Bancorp	1,602	$58,409
Fiserv, Inc.(b)	1,413	215,723
Franklin Resources, Inc.	700	15,988
Global Payments, Inc.	613	75,258
Globe Life, Inc.	198	15,082
Goldman Sachs Group, Inc. (The)	769	328,140
Hartford Financial Services Group, Inc. (The)	703	68,114
Huntington Bancshares, Inc.	3,407	45,892
Intercontinental Exchange, Inc.	1,347	173,440
Invesco Ltd.(c)	1,049	14,864
Jack Henry & Associates, Inc.	170	27,657
JPMorgan Chase & Co.	6,801	1,304,024
KeyCorp	2,206	31,965
Loews Corp.	430	32,315
M&T Bank Corp.	389	56,168
MarketAxess Holdings, Inc.	89	17,808
Marsh & McLennan Cos., Inc.	1,158	230,940
Mastercard, Inc., Class A	1,942	876,230
MetLife, Inc.	1,443	102,568
Moody’s Corp.	369	136,652
Morgan Stanley	2,948	267,796
MSCI, Inc.	186	86,637
Nasdaq, Inc.	906	54,224
Northern Trust Corp.	481	39,630
PayPal Holdings, Inc.(b)	2,520	171,158
PNC Financial Services Group, Inc. (The)	939	143,911
Principal Financial Group, Inc.	517	40,915
Progressive Corp. (The)	1,375	286,344
Prudential Financial, Inc.	852	94,129
Raymond James Financial, Inc.	443	54,046
Regions Financial Corp.	2,172	41,854
S&P Global, Inc.	753	313,120
State Street Corp.	711	51,540
Synchrony Financial.	959	42,177
T. Rowe Price Group, Inc.	527	57,743
Travelers Cos., Inc. (The)	537	113,930
Truist Financial Corp.	3,137	117,794
U.S. Bancorp	3,664	148,868
Visa, Inc., Class A	3,723	1,000,035
W.R. Berkley Corp.	475	36,561
Wells Fargo & Co.	8,469	502,381
Willis Towers Watson PLC	243	61,027

		13,059,282

Health Care-12.51%
Abbott Laboratories	4,086	432,993
AbbVie, Inc.	4,157	676,094
Agilent Technologies, Inc.	691	94,695
Align Technology, Inc.(b)	168	47,440
Amgen, Inc.	1,259	344,890
Baxter International, Inc.	1,193	48,161
Becton, Dickinson and Co.	682	159,997
Biogen, Inc.(b)	342	73,468
Bio-Rad Laboratories, Inc., Class A(b)	52	14,027
Bio-Techne Corp.	366	23,135
Boston Scientific Corp.(b)	3,449	247,880
Bristol-Myers Squibb Co.	4,789	210,429
Cardinal Health, Inc.	570	58,733
Catalent, Inc.(b)	423	23,625
Cencora, Inc.	387	92,512

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2024

	Shares	Value
Health Care-(continued)
Centene Corp.(b)	1,258	$91,909
Charles River Laboratories International, Inc.(b)	119	27,251
Cigna Group (The)	690	246,358
Cooper Cos., Inc. (The)	467	41,591
CVS Health Corp.	2,960	200,422
Danaher Corp.	1,546	381,274
DaVita, Inc.(b)	125	17,376
DexCom, Inc.(b)	907	115,543
Edwards Lifesciences Corp.(b)	1,427	120,824
Elevance Health, Inc.	552	291,776
Eli Lilly and Co.	1,875	1,464,562
GE HealthCare Technologies, Inc.	1,016	77,460
Gilead Sciences, Inc.	2,933	191,232
HCA Healthcare, Inc.	465	144,066
Henry Schein, Inc.(b)	304	21,061
Hologic, Inc.(b)	552	41,825
Humana, Inc.	286	86,398
IDEXX Laboratories, Inc.(b)	195	96,088
Illumina, Inc.(b)	373	45,898
Incyte Corp.(b)	434	22,590
Insulet Corp.(b)	164	28,198
Intuitive Surgical, Inc.(b)	828	306,873
IQVIA Holdings, Inc.(b)	431	99,893
Johnson & Johnson	5,666	819,247
Laboratory Corp. of America Holdings	199	40,073
McKesson Corp.	307	164,923
Medtronic PLC	3,128	250,991
Merck & Co., Inc.	5,963	770,539
Mettler-Toledo International, Inc.(b)	54	66,404
Moderna, Inc.(b)	782	86,262
Molina Healthcare, Inc.(b)	139	47,552
Pfizer, Inc.	13,287	340,413
Quest Diagnostics, Inc.	260	35,927
Regeneron Pharmaceuticals, Inc.(b)	250	222,665
ResMed, Inc.	347	74,255
Revvity, Inc.	289	29,614
Solventum Corp.(b)	324	21,063
STERIS PLC	235	48,072
Stryker Corp.	796	267,854
Teleflex, Inc.	108	22,545
Thermo Fisher Scientific, Inc.	909	516,966
UnitedHealth Group, Inc.	2,174	1,051,564
Universal Health Services, Inc., Class B	146	24,883
Vertex Pharmaceuticals, Inc.(b)	607	238,436
Viatris, Inc.	2,825	32,685
Waters Corp.(b)	142	43,884
West Pharmaceutical Services, Inc.	174	62,202
Zimmer Biomet Holdings, Inc.	494	59,418
Zoetis, Inc.	1,080	171,979

		12,218,963

Industrials-8.98%
3M Co.	1,303	125,753
A.O. Smith Corp.	287	23,775
Allegion PLC	205	24,920
American Airlines Group, Inc.(b)	1,522	20,562
AMETEK, Inc.	543	94,840
Automatic Data Processing, Inc.	967	233,908
Axon Enterprise, Inc.(b)	166	52,068
Boeing Co. (The)(b)	1,349	226,416

	Shares	Value
Industrials-(continued)
Broadridge Financial Solutions, Inc.	276	$53,381
Builders FirstSource, Inc.(b)	289	52,835
C.H. Robinson Worldwide, Inc.	271	19,241
Carrier Global Corp.	1,966	120,889
Caterpillar, Inc.	1,196	400,146
Cintas Corp.	202	132,985
Copart, Inc.(b)	2,056	111,661
CSX Corp.	4,649	154,440
Cummins, Inc.	333	94,069
Dayforce, Inc.(b)	363	22,277
Deere & Co.	613	239,934
Delta Air Lines, Inc.	1,508	75,506
Dover Corp.	329	58,990
Eaton Corp. PLC	942	299,801
Emerson Electric Co.	1,345	144,964
Equifax, Inc.	288	63,415
Expeditors International of Washington, Inc.	343	38,179
Fastenal Co.	1,346	91,447
FedEx Corp.	541	141,623
Fortive Corp.	824	62,023
GE Vernova, Inc.(b)	639	98,221
Generac Holdings, Inc.(b)	147	19,986
General Dynamics Corp.	534	153,306
General Electric Co.	2,563	414,745
Honeywell International, Inc.	1,549	298,539
Howmet Aerospace, Inc.	919	61,343
Hubbell, Inc.	124	45,945
Huntington Ingalls Industries, Inc.	93	25,755
IDEX Corp.	176	38,801
Illinois Tool Works, Inc.	639	155,986
Ingersoll Rand, Inc.	954	89,027
J.B. Hunt Transport Services, Inc.	192	31,213
Jacobs Solutions, Inc.	294	42,198
Johnson Controls International PLC	1,603	104,307
L3Harris Technologies, Inc.	446	95,466
Leidos Holdings, Inc.	324	45,431
Lockheed Martin Corp.	507	235,720
Masco Corp.	518	35,457
Nordson Corp.	125	32,274
Norfolk Southern Corp.	531	122,300
Northrop Grumman Corp.	332	161,030
Old Dominion Freight Line, Inc.	423	76,863
Otis Worldwide Corp.	956	87,187
PACCAR, Inc.	1,232	130,728
Parker-Hannifin Corp.	301	164,018
Paychex, Inc.	751	89,226
Paycom Software, Inc.	112	21,054
Pentair PLC	387	30,608
Quanta Services, Inc.	343	88,686
Republic Services, Inc.	479	91,824
Robert Half, Inc.	244	16,870
Rockwell Automation, Inc.	269	72,888
Rollins, Inc.	659	29,365
RTX Corp.	3,122	316,945
Snap-on, Inc.	122	32,691
Southwest Airlines Co.	1,406	36,472
Stanley Black & Decker, Inc.	361	32,995
Textron, Inc.	460	38,911
Trane Technologies PLC	536	170,094
TransDigm Group, Inc.	128	159,748

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2024

	Shares	Value
Industrials-(continued)
Uber Technologies, Inc.(b)	4,841	$320,813
Union Pacific Corp.	1,434	340,087
United Airlines Holdings, Inc.(b)	773	39,779
United Parcel Service, Inc., Class B	1,701	250,864
United Rentals, Inc.	159	106,210
Veralto Corp.	517	48,433
Verisk Analytics, Inc.	342	74,542
W.W. Grainger, Inc.	103	94,899
Wabtec Corp.	423	68,137
Waste Management, Inc.	864	179,729
Xylem, Inc.	566	73,976

		8,771,740

Information Technology-29.68%
Accenture PLC, Class A	1,477	444,444
Adobe, Inc.(b)	1,064	492,451
Advanced Micro Devices, Inc.(b)	3,804	602,478
Akamai Technologies, Inc.(b)	355	35,830
Amphenol Corp., Class A.	1,413	170,648
Analog Devices, Inc.	1,167	234,112
ANSYS, Inc.(b)	203	65,951
Apple, Inc.	34,162	5,818,813
Applied Materials, Inc.	1,958	388,957
Arista Networks, Inc.(b)	595	152,653
Autodesk, Inc.(b)	505	107,489
Broadcom, Inc.	1,037	1,348,380
Cadence Design Systems, Inc.(b)	639	176,128
CDW Corp.	316	76,428
Cisco Systems, Inc.	9,560	449,129
Cognizant Technology Solutions Corp., Class A	1,171	76,911
Corning, Inc.	1,805	60,251
Enphase Energy, Inc.(b)	320	34,803
EPAM Systems, Inc.(b)	138	32,466
F5, Inc.(b)	140	23,143
Fair Isaac Corp.(b)	61	69,133
First Solar, Inc.(b)	252	44,428
Fortinet, Inc.(b)	1,501	94,833
Gartner, Inc.(b)	184	75,917
Gen Digital, Inc.	1,320	26,585
Hewlett Packard Enterprise Co.	3,058	51,986
HP, Inc.	2,052	57,641
Intel Corp.	9,952	303,237
International Business Machines Corp.	2,152	357,662
Intuit, Inc.	657	411,032
Jabil, Inc.	299	35,091
Juniper Networks, Inc.	760	26,463
Keysight Technologies, Inc.(b)	413	61,099
KLA Corp.	320	220,573
Lam Research Corp.	306	273,689
Microchip Technology, Inc.	1,271	116,907
Micron Technology, Inc.	2,597	293,357
Microsoft Corp.	17,485	6,807,435
Monolithic Power Systems, Inc.	112	74,965
Motorola Solutions, Inc.	388	131,590
NetApp, Inc.	483	49,367
NVIDIA Corp.	5,811	5,020,820
NXP Semiconductors N.V. (China)	607	155,507
ON Semiconductor Corp.(b)	1,004	70,441
Oracle Corp.	3,752	426,790
Palo Alto Networks, Inc.(b)	740	215,259

	Shares	Value
Information Technology-(continued)
PTC, Inc.(b)	280	$49,683
Qorvo, Inc.(b)	229	26,756
QUALCOMM, Inc.	2,629	436,020
Roper Technologies, Inc.	252	128,888
Salesforce, Inc.	2,280	613,183
Seagate Technology Holdings PLC	458	39,347
ServiceNow, Inc.(b)	480	332,798
Skyworks Solutions, Inc.	376	40,078
Super Micro Computer, Inc.(b)	117	100,480
Synopsys, Inc.(b)	359	190,482
TE Connectivity Ltd.	726	102,714
Teledyne Technologies, Inc.(b)	110	41,963
Teradyne, Inc.	360	41,875
Texas Instruments, Inc.	2,140	377,539
Trimble, Inc.(b)	588	35,321
Tyler Technologies, Inc.(b)	99	45,693
VeriSign, Inc.(b)	206	34,913
Western Digital Corp.(b)	765	54,185
Zebra Technologies Corp., Class A(b)	119	37,433

		28,992,623

Materials-2.40%
Air Products and Chemicals, Inc.	523	123,606
Albemarle Corp.	273	32,845
Amcor PLC	3,401	30,405
Avery Dennison Corp.	189	41,066
Ball Corp.	740	51,482
Celanese Corp.	236	36,252
CF Industries Holdings, Inc.	450	35,537
Corteva, Inc.	1,654	89,531
Dow, Inc.	1,655	94,170
DuPont de Nemours, Inc.	1,011	73,298
Eastman Chemical Co.	273	25,782
Ecolab, Inc.	599	135,464
FMC Corp.	288	16,995
Freeport-McMoRan, Inc.	3,375	168,547
International Flavors & Fragrances, Inc.	602	50,959
International Paper Co.	814	28,441
Linde PLC	1,142	503,576
LyondellBasell Industries N.V., Class A	603	60,282
Martin Marietta Materials, Inc.	147	86,299
Mosaic Co. (The)	765	24,013
Newmont Corp.	2,710	110,134
Nucor Corp.	581	97,916
Packaging Corp. of America	208	35,980
PPG Industries, Inc.	554	71,466
Sherwin-Williams Co. (The)	553	165,684
Steel Dynamics, Inc.	358	46,583
Vulcan Materials Co.	316	81,411
WestRock Co.	601	28,824

		2,346,548

Real Estate-2.21%
Alexandria Real Estate Equities, Inc.	370	42,872
American Tower Corp.	1,095	187,858
AvalonBay Communities, Inc.	333	63,127
Boston Properties, Inc.	338	20,919
Camden Property Trust	250	24,920
CBRE Group, Inc., Class A(b)	701	60,910
CoStar Group, Inc.(b)	962	88,052
Crown Castle, Inc.	1,019	95,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2024

	Shares	Value
Real Estate-(continued)
Digital Realty Trust, Inc.	713	$98,950
Equinix, Inc.	219	155,733
Equity Residential	812	52,293
Essex Property Trust, Inc.	152	37,430
Extra Space Storage, Inc.	499	67,006
Federal Realty Investment Trust	172	17,917
Healthpeak Properties, Inc.	1,667	31,023
Host Hotels & Resorts, Inc.	1,662	31,362
Invitation Homes, Inc.	1,352	46,238
Iron Mountain, Inc.	689	53,411
Kimco Realty Corp.	1,569	29,230
Mid-America Apartment Communities, Inc.	274	35,620
Prologis, Inc.	2,172	221,652
Public Storage	371	96,256
Realty Income Corp.	1,957	104,778
Regency Centers Corp.	385	22,800
SBA Communications Corp., Class A	255	47,461
Simon Property Group, Inc.	768	107,927
UDR, Inc.	706	26,884
Ventas, Inc.	949	42,022
VICI Properties, Inc.	2,432	69,434
Welltower, Inc.	1,304	124,245
Weyerhaeuser Co.	1,716	51,772

		2,155,664

Utilities-2.37%
AES Corp. (The)	1,563	27,978
Alliant Energy Corp.	602	29,980
Ameren Corp.	619	45,725
American Electric Power Co., Inc.	1,238	106,505
American Water Works Co., Inc.	458	56,022
Atmos Energy Corp.	355	41,854
CenterPoint Energy, Inc.	1,487	43,331
CMS Energy Corp.	694	42,063
Consolidated Edison, Inc.	812	76,653
Constellation Energy Corp.	749	139,269

	Shares	Value
Utilities-(continued)
Dominion Energy, Inc.	1,969	$100,380
DTE Energy Co.	483	53,285
Duke Energy Corp.	1,812	178,047
Edison International	902	64,096
Entergy Corp.	500	53,335
Evergy, Inc.	541	28,375
Eversource Energy	821	49,769
Exelon Corp.	2,341	87,975
FirstEnergy Corp.	1,217	46,660
NextEra Energy, Inc.	4,828	323,331
NiSource, Inc.	973	27,108
NRG Energy, Inc.	531	38,588
PG&E Corp.	5,019	85,875
Pinnacle West Capital Corp.	265	19,517
PPL Corp.	1,733	47,588
Public Service Enterprise Group, Inc.	1,172	80,962
Sempra	1,482	106,156
Southern Co. (The)	2,568	188,748
WEC Energy Group, Inc.	740	61,154
Xcel Energy, Inc.	1,301	69,903

		2,320,232

Total Common Stocks & Other Equity Interests (Cost $79,827,082)		99,385,058

Money Market Funds-0.01%
Invesco Government & Agency Portfolio,
Institutional Class, 5.23%(c)(d) (Cost $12,284)	12,284	12,284

TOTAL INVESTMENTS IN SECURITIES-101.74% (Cost $79,839,366)		99,397,342

OTHER ASSETS LESS LIABILITIES-(1.74)%		(1,696,930)

NET ASSETS-100.00%		$97,700,412

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2024	Dividend Income

Invesco Ltd.	$21,293	$4,213	$(7,344)	$1,389	$(4,687)	$14,864	$943

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	28,864	6,189,009	(6,205,589)	-	-	12,284	3,075

Total	$50,157	$6,193,222	$(6,212,933)	$1,389	$(4,687)	$27,148	$4,018

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2024

Open Exchange-Traded Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value

Equity Risk
S&P 500 Index	Call	05/17/2024	197	$5,005	$(98,598,500)	$(1,731,630)

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P 500® Quality ETF (SPHQ)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Communication Services-6.74%
Alphabet, Inc., Class C(b)	2,895,880	$476,777,683
Comcast Corp., Class A	2,737,044	104,308,747

		581,086,430

Consumer Discretionary-3.59%
Airbnb, Inc., Class A(b)	405,153	64,245,111
eBay, Inc.	530,885	27,361,813
Expedia Group, Inc.(b)	93,251	12,554,382
LKQ Corp.	179,052	7,722,513
NIKE,Inc.,Class B	877,595	80,966,915
NVR, Inc.(b)	2,474	18,403,715
Ralph Lauren Corp.	29,339	4,801,034
Tapestry, Inc.	149,018	5,948,798
TJX Cos., Inc. (The)	780,326	73,420,873
Ulta Beauty, Inc.(b)	34,740	14,064,142

		309,489,296

Consumer Staples-8.02%
Coca-Cola Co. (The)	2,733,404	168,842,365
Costco Wholesale Corp.	293,210	211,961,509
Hershey Co. (The)	108,940	21,125,645
Kenvue, Inc.	1,205,750	22,692,215
Procter & Gamble Co. (The)	1,630,147	266,039,990

		690,661,724

Energy-10.13%
APA Corp.	329,778	10,368,220
Chevron Corp.	1,165,392	187,942,768
ConocoPhillips	917,370	115,240,019
Coterra Energy, Inc.	498,891	13,649,658
EOG Resources, Inc.	386,071	51,011,561
EQT Corp.(c)	260,441	10,441,080
Exxon Mobil Corp.	2,913,193	344,543,336
Marathon Petroleum Corp.	311,739	56,649,211
Pioneer Natural Resources Co.	160,703	43,280,532
Valero Energy Corp.	251,463	40,201,390

		873,327,775

Financials-9.85%
Ameriprise Financial, Inc.	90,081	37,094,455
Jack Henry & Associates, Inc.	46,580	7,578,100
MarketAxess Holdings, Inc.	23,641	4,730,328
Mastercard, Inc., Class A	927,516	418,495,219
T. Rowe Price Group, Inc.(c)	144,580	15,841,630
Visa, Inc., Class A(c)	1,359,706	365,230,629

		848,970,361

Health Care-13.43%
Abbott Laboratories	1,088,816	115,381,832
Baxter International, Inc.	398,958	16,105,934
Bristol-Myers Squibb Co.	1,484,859	65,244,704
Cencora, Inc.	115,649	27,645,893
Centene Corp.(b)	340,611	24,885,040
Cigna Group (The)	198,318	70,807,459
CVS Health Corp.	775,264	52,493,125
Danaher Corp.	414,763	102,288,851
Edwards Lifesciences Corp.(b)	405,515	34,334,955
Elevance Health, Inc.	149,298	78,915,937
Gilead Sciences, Inc.	815,394	53,163,689

	Shares	Value
Health Care-(continued)
Hologic, Inc.(b)	189,295	$14,342,882
Humana, Inc.	99,453	30,043,757
Incyte Corp.(b)	133,605	6,954,140
Intuitive Surgical, Inc.(b)	288,619	106,967,974
Johnson & Johnson	1,720,743	248,802,230
Vertex Pharmaceuticals, Inc.(b)	180,908	71,062,472
Viatris, Inc.	780,639	9,031,993
Waters Corp.(b)(c)	35,915	11,099,172
Zimmer Biomet Holdings, Inc.	149,234	17,949,866

		1,157,521,905

Industrials-10.73%
Automatic Data Processing, Inc.	471,296	114,001,789
C.H. Robinson Worldwide, Inc.(c)	86,468	6,139,228
Caterpillar, Inc.	330,856	110,694,492
Cintas Corp.	58,424	38,462,856
Emerson Electric Co.	494,628	53,311,006
Expeditors International of Washington, Inc.	141,287	15,726,656
Fastenal Co.	349,920	23,773,565
Fortive Corp.	229,812	17,297,949
General Electric Co.	855,973	138,513,551
Honeywell International, Inc.	445,004	85,765,621
Hubbell, Inc.(c)	35,873	13,291,664
Illinois Tool Works, Inc.	259,124	63,254,760
Lockheed Martin Corp.	157,262	73,115,822
Old Dominion Freight Line, Inc.	123,583	22,456,267
Paychex, Inc.	295,648	35,125,939
Robert Half, Inc.	71,131	4,917,997
Rockwell Automation, Inc.	98,536	26,699,314
Rollins, Inc.	174,988	7,797,465
Veralto Corp.	190,670	17,861,966
Verisk Analytics, Inc.	122,822	26,770,283
W.W. Grainger, Inc.	31,941	29,428,840

		924,407,030

Information Technology-34.37%
Adobe, Inc.(b)	397,530	183,988,810
Analog Devices, Inc.	338,625	67,931,561
Apple, Inc.	1,979,034	337,088,861
Autodesk, Inc.(b)	203,382	43,289,859
Broadcom, Inc.	398,919	518,702,408
Cisco Systems, Inc.	3,009,117	141,368,317
Cognizant Technology Solutions Corp., Class A	347,684	22,835,885
F5, Inc.(b)	41,298	6,826,972
First Solar, Inc.(b)(c)	80,331	14,162,355
Fortinet, Inc.(b)	579,720	36,626,710
Gartner, Inc.(b)	77,333	31,906,823
KLA Corp.	138,767	95,650,705
Lam Research Corp.	112,516	100,635,436
Microchip Technology, Inc.	429,780	39,531,164
Microsoft Corp.	1,032,059	401,811,531
NetApp, Inc.	167,315	17,101,266
NVIDIA Corp.	836,543	722,789,883
ON Semiconductor Corp.(b)	275,720	19,344,515

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P 500® Quality ETF (SPHQ)–(continued)

April 30, 2024

	Shares	Value
Information Technology-(continued)
QUALCOMM, Inc.	898,496	$149,015,562
Teradyne, Inc.(c)	99,019	11,517,890

		2,962,126,513

Materials-2.53%
CF Industries Holdings, Inc.	127,957	10,104,764
DuPont de Nemours, Inc.	400,833	29,060,393
Eastman Chemical Co.	74,044	6,992,715
International Flavors & Fragrances, Inc.	185,167	15,674,387
Linde PLC	354,625	156,375,440

		218,207,699

Utilities-0.53%
Constellation Energy Corp.	245,615	45,669,653

Total Common Stocks & Other Equity Interests (Cost $7,243,560,349)		8,611,468,386

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $3,644,731)	3,644,731	3,644,731

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $7,247,205,080)		8,615,113,117

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.84%
Invesco Private Government Fund, 5.29%(d)(e)(f)	68,394,960	$68,394,960
Invesco Private Prime Fund, 5.46%(d)(e)(f)	175,818,817	175,871,563

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $244,299,772)		244,266,523

TOTAL INVESTMENTS IN SECURITIES-102.80% (Cost $7,491,504,852)		8,859,379,640
OTHER ASSETS LESS LIABILITIES-(2.80)%		(241,053,256)

NET ASSETS-100.00%		$8,618,326,384

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$116,877,802	$(113,233,071)	$-	$-	$3,644,731	$91,446

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	61,322,989	629,666,080	(622,594,109)	-	-	68,394,960	4,349,253	*

Invesco Private Prime Fund	157,687,686	1,145,376,416	(1,127,262,765)	(20,036)	90,262	175,871,563	11,528,041	*

Total	$219,010,675	$1,891,920,298	$(1,863,089,945)	$(20,036)	$90,262	$247,911,254	$15,968,740

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco S&P Spin-Off ETF (CSD)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-3.23%
Liberty Media Corp.-Liberty Live, Series C(b)	25,659	$957,594
Sphere Entertainment Co.(b)(c)	13,828	537,356
Vimeo, Inc.(b)(c)	87,537	314,258

		1,809,208

Consumer Discretionary-3.10%
Phinia, Inc.(c)	25,568	997,152
Victoria’s Secret & Co.(b)	41,846	737,326

		1,734,478

Energy-4.45%
DT Midstream, Inc.	40,058	2,491,608

Financials-1.28%
NCR Atleos Corp.(b)	36,140	720,270

Health Care-20.49%
Embecta Corp.	28,624	289,961
Enhabit, Inc.(b)(c)	29,685	299,522
Fortrea Holdings, Inc.(b)(c)	43,746	1,600,666
GE HealthCare Technologies, Inc.	50,129	3,821,835
Organon & Co.(c)	115,542	2,150,236
Solventum Corp.(b)	51,007	3,315,965

		11,478,185

Industrials-43.61%
Concentrix Corp.	24,420	1,335,042
Crane Co.	19,732	2,762,677
ESAB Corp.	23,313	2,468,381
GE Vernova, Inc.(b)	30,935	4,755,019
GXO Logistics, Inc.(b)(c)	49,573	2,461,795
MasterBrand, Inc.(b)	68,466	1,141,328
RXO, Inc.(b)(c)	62,096	1,174,235
U-Haul Holding Co., Series N	40,748	2,498,667
Veralto Corp.	48,530	4,546,291
Vestis Corp.	69,641	1,282,787

		24,426,222

Information Technology-8.33%
Consensus Cloud Solutions, Inc.(b)	10,034	116,796
Kyndryl Holdings, Inc.(b)	102,101	2,007,306
Vontier Corp.	62,648	2,545,388

		4,669,490

	Shares	Value
Materials-3.60%
Knife River Corp.(b)	25,822	$2,019,022

Real Estate-4.40%
Apartment Income REIT Corp.	61,729	2,369,159
Orion Office REIT, Inc.	30,064	93,800

		2,462,959

Utilities-7.44%
Constellation Energy Corp.	22,402	4,165,428

Total Common Stocks & Other Equity Interests (Cost $44,352,808)		55,976,870

Money Market Funds-0.13%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $70,755)	70,755	70,755

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.06% (Cost $44,423,563)		56,047,625

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.43%
Invesco Private Government Fund, 5.29%(d)(e)(f)	1,165,401	1,165,401
Invesco Private Prime Fund, 5.46%(d)(e)(f)	2,996,750	2,997,649

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,163,245)		4,163,050

TOTAL INVESTMENTS IN SECURITIES-107.49% (Cost $48,586,808)		60,210,675

OTHER ASSETS LESS LIABILITIES-(7.49)%		(4,197,253)

NET ASSETS-100.00%		$56,013,422

Investment Abbreviations:

REIT-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco S&P Spin-Off ETF (CSD)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$66,088	$1,076,401	$(1,071,734)	$-	$-	$70,755	$3,246

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	2,353,900	44,634,735	(45,823,234)	-	-	1,165,401	131,732	*

Invesco Private Prime Fund	6,052,885	92,644,587	(95,704,010)	(135)	4,322	2,997,649	349,551	*

Total	$8,472,873	$138,355,723	$(142,598,978)	$(135)	$4,322	$4,233,805	$484,529

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Water Resources ETF (PHO)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Building Products-9.02%
A.O. Smith Corp.	965,150	$79,953,026
Advanced Drainage Systems, Inc.	446,754	70,140,378
Zurn Elkay Water Solutions Corp.(b)	1,143,498	35,768,617

		185,862,021

Chemicals-8.01%
Ecolab, Inc.	729,333	164,938,658

Commercial Services & Supplies-6.80%
Tetra Tech, Inc.	262,571	51,127,825
Veralto Corp.	948,811	88,884,615

		140,012,440

Construction & Engineering-6.32%
AECOM	839,514	77,537,513
Northwest Pipe Co.(b)(c)	46,895	1,484,227
Stantec, Inc. (Canada)	123,215	9,807,914
Valmont Industries, Inc.(b)	201,695	41,307,136

		130,136,790

Electronic Equipment, Instruments & Components-3.07%
Badger Meter, Inc.(b)	181,440	33,189,005
Itron, Inc.(b)(c)	326,071	30,037,660

		63,226,665

Life Sciences Tools & Services-11.40%
Danaher Corp.	647,833	159,768,575
Waters Corp.(b)(c)	243,002	75,097,338

		234,865,913

Machinery-21.29%
Energy Recovery, Inc.(b)(c)	522,209	7,780,914
Franklin Electric Co., Inc.	179,086	17,240,609
Gorman-Rupp Co. (The)	59,794	1,983,367
IDEX Corp.	347,570	76,625,282
Lindsay Corp.(b)	102,189	11,869,252
Mueller Industries, Inc.(b)	668,707	37,327,225
Mueller Water Products, Inc., Class A	990,267	15,685,829
Pentair PLC	1,053,953	83,357,143
Toro Co. (The)(b)	873,937	76,548,142
Watts Water Technologies, Inc., Class A(b)	130,776	25,953,805
Xylem, Inc.	645,162	84,322,674

		438,694,242

Software-7.47%
Roper Technologies, Inc.	301,059	153,979,636

Trading Companies & Distributors-12.61%
Core & Main, Inc., Class A(b)(c)	1,717,921	97,010,999
Ferguson PLC	775,544	162,786,685

		259,797,684

	Shares	Value
Water Utilities-13.97%
American States Water Co.(b)	238,642	$16,905,399
American Water Works Co., Inc.	1,123,553	137,433,003
Artesian Resources Corp., Class A(b)	41,616	1,455,728
California Water Service Group	344,937	16,943,305
Cia de Saneamento Basico do Estado de Sao Paulo SABESP, ADR (Brazil)(b)	920,014	14,379,819
Consolidated Water Co. Ltd.(b)	153,879	3,916,221
Essential Utilities, Inc.	1,991,092	72,834,145
Global Water Resources, Inc.(b)	30,054	367,861
Middlesex Water Co.(b)	201,413	10,215,667
SJW Group	204,288	11,123,482
York Water Co. (The)(b)	60,867	2,161,387

		287,736,017

Total Common Stocks & Other Equity Interests (Cost $1,603,361,178)		2,059,250,066

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $1,231,808)	1,231,808	1,231,808

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $1,604,592,986)		2,060,481,874

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.49%
Invesco Private Government Fund, 5.29%(d)(e)(f)	14,367,978	14,367,978
Invesco Private Prime Fund, 5.46%(d)(e)(f)	36,946,287	36,957,371

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $51,328,368)		51,325,349

TOTAL INVESTMENTS IN SECURITIES-102.51% (Cost $1,655,921,354)		2,111,807,223
OTHER ASSETS LESS LIABILITIES-(2.51)%		(51,754,426)

NET ASSETS-100.00%		$2,060,052,797

Investment Abbreviations:

ADR-American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Water Resources ETF (PHO)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024. (c) Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$946,318	$26,056,033	$(25,770,543)	$-	$-	$1,231,808	$75,985

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	30,093,703	376,985,552	(392,711,277)	-	-	14,367,978	1,132,655	*

Invesco Private Prime Fund	77,383,809	718,887,488	(759,346,436)	(1,917)	34,427	36,957,371	3,025,493	*

Total	$108,423,830	$1,121,929,073	$(1,177,828,256)	$(1,917)	$34,427	$52,557,157	$4,234,133

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco WilderHill Clean Energy ETF (PBW)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.84%
Aerospace & Defense-1.22%
Archer Aviation, Inc., Class A(b)(c)	952,990	$3,697,601

Automobile Components-4.81%
Gentherm, Inc.(b)	89,410	4,521,464
QuantumScape Corp.(b)(c)	830,276	4,500,096
Solid Power, Inc.(b)	3,244,659	5,483,474

		14,505,034

Automobiles-8.70%
Gogoro, Inc. (Taiwan)(b)(c)	2,796,215	4,445,982
NIO, Inc., ADR (China)(b)	967,048	4,564,467
Polestar Automotive Holding UK PLC, ADR (Hong Kong)(b)(c)	2,883,108	4,007,520
Rivian Automotive, Inc., Class A(b)	434,128	3,863,739
Tesla, Inc.(b)	28,069	5,144,486
XPeng, Inc., ADR (China)(b)	518,577	4,216,031

		26,242,225

Chemicals-1.58%
Albemarle Corp.	39,601	4,764,396

Commercial Services & Supplies-1.22%
LanzaTech Global, Inc.(b)(c)	1,700,636	3,681,877

Construction & Engineering-5.26%
Ameresco, Inc., Class A(b)	230,794	4,830,518
Emeren Group Ltd., ADR (China)(b)(c)	843,011	1,542,710
MYR Group, Inc.(b)	28,240	4,694,900
Quanta Services, Inc.	18,558	4,798,357

		15,866,485

Electrical Equipment-32.03%
American Superconductor Corp.(b)	346,179	4,275,311
Amprius Technologies, Inc.(b)(c)	1,694,796	3,169,269
Array Technologies, Inc.(b)	405,557	5,004,573
Ballard Power Systems, Inc. (Canada)(b)(c)	1,692,034	4,450,049
Blink Charging Co.(b)(c)	1,719,197	4,349,568
Bloom Energy Corp., Class A(b)(c)	502,848	5,596,698
ChargePoint Holdings, Inc.(b)(c)	2,536,441	3,373,467
Energy Vault Holdings, Inc.(b)(c)	2,620,832	3,328,457
Enovix Corp.(b)(c)	586,461	3,671,246
Eos Energy Enterprises, Inc.(b)(c)	4,144,415	3,204,462
Fluence Energy, Inc.(b)	328,994	5,869,253
FREYR Battery, Inc. (Norway)(b)(c)	3,181,825	5,250,011
FuelCell Energy, Inc.(b)(c)	4,193,262	3,890,508
Nextracker, Inc., Class A(b)	93,834	4,015,157
Plug Power, Inc.(b)(c)	1,369,959	3,164,605
Preformed Line Products Co.	36,361	4,400,772
SES AI Corp.(b)(c)	3,063,252	4,839,938
Shoals Technologies Group, Inc., Class A(b)	379,211	3,204,333
Sociedad Quimica y Minera de Chile S.A., ADR (Chile)(c)	97,626	4,460,532
Stem, Inc.(b)(c)	2,190,327	4,030,202
SunPower Corp.(b)(c)	1,418,536	2,922,184
Sunrun, Inc.(b)	368,260	3,789,395
TPI Composites, Inc.(b)(c)	564,937	1,796,500
Wallbox N.V. (Spain)(b)(c)	3,245,983	4,576,836

		96,633,326

	Shares	Value
Electronic Equipment, Instruments & Components-4.81%
Advanced Energy Industries, Inc.	50,320	$4,822,669
Bel Fuse, Inc., Class B	83,256	4,888,792
Itron, Inc.(b)	52,247	4,812,994

		14,524,455

Independent Power and Renewable Electricity Producers-7.01%
Altus Power, Inc.(b)	1,146,866	4,208,998
Brookfield Renewable Corp., Class A	176,193	4,094,725
Ormat Technologies, Inc.	82,046	5,236,996
ReNew Energy Global PLC, Class A (India)(b)	686,235	3,870,366
Sunnova Energy International, Inc.(b)(c)	888,084	3,738,834

		21,149,919

Machinery-2.73%
ESCO Technologies, Inc.	47,684	4,837,542
Lion Electric Co. (The) (Canada)(b)(c)	3,764,776	3,388,298

		8,225,840

Metals & Mining-11.87%
Atlas Lithium Corp. (Poland)(b)(c)	109,743	1,613,222
Lifezone Metals Ltd. (Isle of Man)(b)(c)	631,159	4,645,330
Lithium Americas (Argentina) Corp. (Canada)(b)(c)	967,048	4,902,933
Lithium Americas Corp. (Canada)(b)(c)	823,377	3,631,093
MP Materials Corp.(b)	348,961	5,583,376
Piedmont Lithium, Inc.(b)(c)	399,366	4,892,234
Sigma Lithium Corp. (Brazil)(b)(c)	391,741	5,629,318
Standard Lithium Ltd. (Canada)(b)(c)	4,075,895	4,931,833

		35,829,339

Oil, Gas & Consumable Fuels-1.54%
OPAL Fuels, Inc., Class A(b)(c)	994,284	4,653,249

Passenger Airlines-1.56%
Joby Aviation, Inc.(b)(c)	930,921	4,701,151

Semiconductors & Semiconductor Equipment-13.06%
Canadian Solar, Inc. (Canada)(b)(c)	280,620	4,548,850
Enphase Energy, Inc.(b)	42,374	4,608,596
First Solar, Inc.(b)	35,778	6,307,661
JinkoSolar Holding Co. Ltd., ADR (China)	216,957	5,233,003
Maxeon Solar Technologies Ltd.(b)(c)	493,680	962,676
Navitas Semiconductor Corp.(b)	987,611	4,276,356
SolarEdge Technologies, Inc.(b)	73,646	4,319,338
Universal Display Corp.	28,753	4,542,399
Wolfspeed, Inc.(b)(c)	170,391	4,605,669

		39,404,548

Specialty Retail-2.44%
EVgo, Inc.(b)(c)	1,886,921	3,415,327
NaaS Technology, Inc., ADR (China)(b)(c)	3,933,674	3,933,674

		7,349,001

Total Common Stocks & Other Equity Interests (Cost $670,646,090)		301,228,446

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco WilderHill Clean Energy ETF (PBW)–(continued)

April 30, 2024

	Shares	Value
Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $131,482)	131,482	$131,482

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $670,777,572)		301,359,928

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-29.81%
Invesco Private Government Fund, 5.29%(d)(e)(f)	25,307,573	25,307,573

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 5.46%(d)(e)(f)	64,605,504	$64,624,886

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $89,946,154)		89,932,459

TOTAL INVESTMENTS IN SECURITIES-129.69% (Cost $760,723,726)		391,292,387
OTHER ASSETS LESS LIABILITIES-(29.69)%		(89,569,177)

NET ASSETS-100.00%		$301,723,210

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$19,925,526	$(19,794,044)	$-	$-	$131,482	$14,851

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	47,450,266	234,805,457	(256,948,150)	-	-	25,307,573	1,910,088	*

Invesco Private Prime Fund	122,663,705	411,929,921	(469,999,091)	7,511	22,840	64,624,886	5,153,680	*

Investments in Other Affiliates:

American Superconductor Corp.**	3,272,230	6,563,753	(12,230,837)	5,601,998	1,068,167	4,275,311	-

Total	$173,386,201	$673,224,657	$(758,972,122)	$5,609,509	$1,091,007	$94,339,252	$7,078,619

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	As of April 30, 2024, this security was not considered as an affiliate of the Fund.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Statements of Assets and Liabilities

April 30, 2024

	Invesco Aerospace & Defense ETF (PPA)	Invesco Bloomberg Analyst Rating Improvers ETF (UPGD)	Invesco Dorsey Wright Momentum ETF (PDP)	Invesco Global Listed Private Equity ETF (PSP)
Assets:
Unaffiliated investments in securities, at value(a)	$3,119,572,813	$110,598,078	$1,187,884,184	$233,519,838
Affiliated investments in securities, at value	135,183,267	-	66,016,503	55,079,651
Cash	-	-	-	-
Foreign currencies, at value	-	-	-	450,891
Deposits with brokers:
Cash collateral-OTC derivatives	-	-	-	10,000
Cash segregated as collateral	-	-	-	25,164
Receivable for:
Dividends	841,125	212,186	381,354	338,651
Securities lending	10,541	-	4,004	16,151
Investments sold	5,893,060	-	4,651,923	877,319
Fund shares sold	11,186,601	-	-	23,689
Foreign tax reclaims	-	754	-	241,054
Other assets	23,938	-	678,418	22,755

Total assets	3,272,711,345	110,811,018	1,259,616,386	290,605,163

Liabilities:
Other investments:
Unrealized depreciation on swap agreements – OTC	-	-	-	25,344
Open written options, at value	-	-	-	-
Due to custodian	5,142,079	68,687	-	-
Payable for:
Investments purchased	11,198,183	-	-	25,145
Collateral upon return of securities loaned	135,201,226	-	65,143,803	52,922,235
Collateral upon receipt of securities in-kind	-	-	-	25,164
Fund shares repurchased	-	-	4,668,223	286,470
Expenses recaptured	-	-	-	-
Accrued unitary management fees	-	37,022	-	-
Accrued advisory fees	1,232,684	-	504,076	101,053
Accrued trustees’ and officer’s fees	105,717	-	218,071	110,390
Accrued expenses	670,257	-	1,164,412	139,343

Total liabilities	153,550,146	105,709	71,698,585	53,635,144

Net Assets	$3,119,161,199	$110,705,309	$1,187,917,801	$236,970,019

Net assets consist of:
Shares of beneficial interest	$2,647,324,157	$178,444,580	$1,794,781,126	$353,880,024
Distributable earnings (loss)	471,837,042	(67,739,271)	(606,863,325)	(116,910,005)

Net Assets	$3,119,161,199	$110,705,309	$1,187,917,801	$236,970,019

Shares outstanding (unlimited amount authorized, $0.01 par value)	30,840,000	1,722,822	12,820,000	3,739,963
Net asset value	$101.14	$64.26	$92.66	$63.36

Market price	$101.16	$64.23	$92.63	$63.19

Unaffiliated investments in securities, at cost	$2,567,597,144	$112,878,721	$922,676,150	$224,628,241

Affiliated investments in securities, at cost	$135,201,226	$-	$66,020,162	$55,085,102

Foreign currencies, at cost	$-	$-	$-	$453,638

Premium received on written options	$-	$-	$-	$-

(a) Includes securities on loan with an aggregate value of:	$135,650,325	$-	$62,297,279	$50,430,316

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Golden Dragon China ETF (PGJ)	Invesco MSCI Sustainable Future ETF (ERTH)	Invesco S&P 500 BuyWrite ETF (PBP)	Invesco S&P 500® Quality ETF (SPHQ)	Invesco S&P Spin-Off ETF (CSD)	Invesco Water Resources ETF (PHO)	Invesco WilderHill Clean Energy ETF (PBW)

$147,438,489	$180,410,283	$99,370,194	$8,611,468,386	$55,976,870	$2,059,250,066	$301,228,446
50,217,303	36,962,520	27,148	247,911,254	4,233,805	52,557,157	90,063,941
-	225	-	-	-	-	-
-	47,752	-	-	-	-	-

-	-	-	-	-	-	-
-	-	-	-	-	-	-

184,094	378,424	57,099	5,181,610	9,173	1,662,641	6,888
112,865	35,713	-	19,480	433	3,532	933,258
10,017	21	-	-	-	-	1,782,107
-	13,580	-	17,670,006	-	-	-
-	97,094	-	-	-	1,278	-
18,741	23,048	-	5,600	6,903	32,758	53,989

197,981,509	217,968,660	99,454,441	8,882,256,336	60,227,184	2,113,507,432	394,068,629

-	-	-	-	-	-	-
-	-	1,731,630	-	-	-	-
-	-	267	8,659	-	-	-
-	163	-	17,628,666	-	-	-

50,101,465	36,900,662	-	244,299,772	4,163,245	51,328,368	89,946,154
-	-	-	-	-	-	-
10,017	-	-	-	-	-	1,783,343
86,774	-	-	-	-	-	-
-	-	22,132	-	-	-	-
61,227	74,735	-	596,806	12,558	846,158	160,180
116,289	77,677	-	152,420	9,597	287,228	151,794
203,258	110,199	-	1,243,629	28,362	992,881	303,948

50,579,030	37,163,436	1,754,029	263,929,952	4,213,762	53,454,635	92,345,419

$147,402,479	$180,805,224	$97,700,412	$8,618,326,384	$56,013,422	$2,060,052,797	$301,723,210

$553,340,549	$315,548,050	$100,711,854	$7,957,937,786	$203,849,492	$1,958,114,244	$2,105,920,076
(405,938,070)	(134,742,826)	(3,011,442)	660,388,598	(147,836,070)	101,938,553	(1,804,196,866)

$147,402,479	$180,805,224	$97,700,412	$8,618,326,384	$56,013,422	$2,060,052,797	$301,723,210

5,920,000	4,450,000	4,450,000	147,810,000	820,000	32,080,000	14,828,273
$24.90	$40.63	$21.96	$58.31	$68.31	$64.22	$20.35

$24.92	$40.36	$21.96	$58.30	$68.35	$64.23	$20.34

$217,382,600	$252,532,229	$79,797,440	$7,243,560,349	$44,352,808	$1,603,361,178	$670,646,090

$50,220,606	$36,967,051	$41,926	$247,944,503	$4,234,000	$52,560,176	$90,077,636

$-	$47,457	$-	$-	$-	$-	$-

$-	$-	$1,730,614	$-	$-	$-	$-

$47,611,217	$34,873,415	$-	$236,375,446	$3,966,438	$49,818,550	$82,114,212

59

Statements of Operations

For the year ended April 30, 2024

	Invesco Aerospace & Defense ETF (PPA)	Invesco Bloomberg Analyst Rating Improvers ETF (UPGD)	Invesco Dorsey Wright Momentum ETF (PDP)	Invesco Global Listed Private Equity ETF (PSP)
Investment income:
Unaffiliated dividend income	$29,121,973	$2,062,871	$8,914,945	$6,313,818
Affiliated dividend income	42,882	2,757	23,814	123,536
Securities lending income, net	200,789	281,360	101,022	233,633
Foreign withholding tax	(74,780)	(3,568)	-	(30,145)

Total investment income	29,290,864	2,343,420	9,039,781	6,640,842

Expenses:
Unitary management fees	-	848,358	-	-
Advisory fees	11,575,880	-	5,566,427	1,023,611
Sub-licensing fees	1,248,138	-	1,124,070	305,132
Accounting & administration fees	148,850	-	79,687	18,470
Professional fees	29,168	-	19,811	22,866
Custodian & transfer agent fees	72,649	-	49,546	(4,088)
Trustees’ and officer’s fees	42,657	-	51,930	27,191
Recapture (Note 3)	-	-	-	-
Other expenses	66,180	-	(42,695)	10,425

Total expenses	13,183,522	848,358	6,848,776	1,403,607

Less: Waivers	(826)	(52)	(449)	(2,371)

Net expenses	13,182,696	848,306	6,848,327	1,401,236

Net investment income	16,108,168	1,495,114	2,191,454	5,239,606

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	3,833,572	10,515,847	9,475,194	(9,378,137)
Affiliated investment securities	27,385	7,295	26,663	18,064
Unaffiliated in-kind redemptions	151,868,124	21,665,911	59,752,592	5,182,553
Affiliated in-kind redemptions	-	-	-	-
Short Sales	-	-	-	-
Foreign currencies	-	-	-	(12,412)
Swap agreements	-	-	-	138,911
Written options	-	-	-	-

Net realized gain (loss)	155,729,081	32,189,053	69,254,449	(4,051,021)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	429,453,336	(13,845,207)	161,972,919	43,189,841
Affiliated investment securities	(2,764)	2,236	(2,502)	(2,414)
Foreign currencies	-	-	-	(17,249)
Swap agreements	-	-	-	28,664
Written options	-	-	-	-

Change in net unrealized appreciation (depreciation)	429,450,572	(13,842,971)	161,970,417	43,198,842

Net realized and unrealized gain (loss)	585,179,653	18,346,082	231,224,866	39,147,821

Net increase (decrease) in net assets resulting from operations	$601,287,821	$19,841,196	$233,416,320	$44,387,427

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Golden Dragon China ETF (PGJ)	Invesco MSCI Sustainable Future ETF (ERTH)	Invesco S&P 500 BuyWrite ETF (PBP)	Invesco S&P 500® Quality ETF (SPHQ)	Invesco S&P Spin-Off ETF (CSD)	Invesco Water Resources ETF (PHO)	Invesco WilderHill Clean Energy ETF (PBW)

$2,250,707	$3,652,838	$1,483,054	$107,413,491	$596,067	$22,086,438	$1,699,660
16,429	2,609	4,018	91,446	3,246	75,985	14,851
1,735,812	443,585	-	394,907	11,931	105,646	15,035,838
-	(340,475)	(389)	(60,760)	-	(8,947)	(62,961)

4,002,948	3,758,557	1,486,683	107,839,084	611,244	22,259,122	16,687,388

-	-	403,673	-	-	-	-
824,749	1,185,427	-	9,792,721	266,021	9,420,969	2,517,909
185,093	180,254	-	4,135,802	19,687	1,479,835	561,584
15,284	29,890	-	426,900	2,118	143,421	43,869
30,703	31,856	-	45,437	30,379	28,792	21,898
92,694	64,587	-	65,258	3,849	11,633	35,418
29,148	22,859	-	89,844	8,457	74,825	42,243
-	33,384	-	-	28,982	-	-
(1,704)	21,339	-	414,571	(20,582)	40,076	55,828

1,175,967	1,569,596	403,673	14,970,533	338,911	11,199,551	3,278,749

(1,495)	(57)	(63)	(5,179,901)	(62)	(1,458)	(309)

1,174,472	1,569,539	403,610	9,790,632	338,849	11,198,093	3,278,440

2,828,476	2,189,018	1,083,073	98,048,452	272,395	11,061,029	13,408,948

(36,442,949)	(33,390,564)	(1,260,646)	8,390,055	151,532	(2,756,162)	(439,680,693)
16,860	16,367	(4,653)	90,262	4,322	34,427	1,091,007
1,796,443	1,928,729	8,097,883	386,817,914	6,387,577	161,802,503	18,649,327
-	-	(34)	-	-	-	-
-	-	62,173	-	-	-	-
-	(68,715)	-	-	-	-	-
-	-	-	-	-	-	-
-	-	(12,186,923)	-	-	-	-

(34,629,646)	(31,514,183)	(5,292,200)	395,298,231	6,543,431	159,080,768	(419,940,359)

21,467,874	2,601,410	11,512,213	874,891,075	4,441,519	215,261,229	181,282,415
(2,538)	(2,299)	1,389	(20,036)	(135)	(1,917)	7,511
-	(9,684)	-	-	-	-	-
-	-	-	-	-	-	-
-	-	313,228	-	-	-	-

21,465,336	2,589,427	11,826,830	874,871,039	4,441,384	215,259,312	181,289,926

(13,164,310)	(28,924,756)	6,534,630	1,270,169,270	10,984,815	374,340,080	(238,650,433)

$(10,335,834)	$(26,735,738)	$7,617,703	$1,368,217,722	$11,257,210	$385,401,109	$(225,241,485)

61

Statements of Changes in Net Assets

For the years ended April 30, 2024 and 2023

	Invesco Aerospace & Defense ETF (PPA)		Invesco Bloomberg Analyst Rating Improvers ETF (UPGD)
	2024	2023	2024	2023
Operations:
Net investment income	$16,108,168	$12,546,012	$1,495,114	$1,254,945
Net realized gain (loss)	155,729,081	57,471,475	32,189,053	(7,079,992)
Change in net unrealized appreciation (depreciation)	429,450,572	101,847,056	(13,842,971)	4,193,553

Net increase (decrease) in net assets resulting from operations	601,287,821	171,864,543	19,841,196	(1,631,494)

Distributions to Shareholders from:
Distributable earnings	(16,570,318)	(13,151,371)	(1,727,464)	(849,008)

Shareholder Transactions:
Proceeds from shares sold	1,044,684,980	736,605,724	35,561,227	16,530,016
Value of shares repurchased	(389,737,176)	(472,233,238)	(61,878,320)	(16,495,059)

Net increase (decrease) in net assets resulting from share transactions	654,947,804	264,372,486	(26,317,093)	34,957

Net increase (decrease) in net assets	1,239,665,307	423,085,658	(8,203,361)	(2,445,545)

Net assets:
Beginning of year	1,879,495,892	1,456,410,234	118,908,670	121,354,215

End of year	$3,119,161,199	$1,879,495,892	$110,705,309	$118,908,670

Changes in Shares Outstanding:
Shares sold	11,680,000	9,790,000	540,000	280,000
Shares repurchased	(4,250,000)	(6,420,000)	(970,000)	(280,000)
Shares outstanding, beginning of year	23,410,000	20,040,000	2,152,822	2,152,822

Shares outstanding, end of year	30,840,000	23,410,000	1,722,822	2,152,822

(a)	Changes in shares outstanding have been restated to reflect a one-for-five reverse stock split effective after the close of business on July 14, 2023. See Note 12.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco Dorsey Wright Momentum ETF (PDP)		Invesco Global Listed Private Equity ETF (PSP)				Invesco Golden Dragon China ETF (PGJ)		Invesco MSCI Sustainable Future ETF (ERTH)
2024	2023	2024		2023		2024	2023	2024	2023

$2,191,454	$7,621,849	$5,239,606		$5,260,243		$2,828,476	$1,664,883	$2,189,018	$3,416,755
69,254,449	(183,447,114)	(4,051,021)		(11,153,398)		(34,629,646)	(49,589,193)	(31,514,183)	(15,153,887)
161,970,417	184,039,882	43,198,842		(6,614,233)		21,465,336	37,087,626	2,589,427	(36,979,680)

233,416,320	8,214,617	44,387,427		(12,507,388)		(10,335,834)	(10,836,684)	(26,735,738)	(48,716,812)

(3,447,778)	(6,541,547)	(11,291,655)		(2,967,539)		(3,918,490)	(2,158,845)	(2,570,872)	(3,982,357)

265,213,270	60,796,731	115,324,485		125,235,216		33,818,214	77,206,276	9,198,702	24,355,050

(322,074,156)	(274,187,348)	(84,597,744)		(131,737,487)		(72,701,971)	(102,675,701)	(78,366,640)	(79,113,153)

(56,860,886)	(213,390,617)	30,726,741		(6,502,271)		(38,883,757)	(25,469,425)	(69,167,938)	(54,758,103)

173,107,656	(211,717,547)	63,822,513		(21,977,198)		(53,138,081)	(38,464,954)	(98,474,548)	(107,457,272)

1,014,810,145	1,226,527,692	173,147,506		195,124,704		200,540,560	239,005,514	279,279,772	386,737,044

$1,187,917,801	$1,014,810,145	$236,970,019		$173,147,506		$147,402,479	$200,540,560	$180,805,224	$279,279,772

2,930,000	810,000	2,040,000	(a)	2,500,000	(a)	1,280,000	2,700,000	200,000	450,000
(3,600,000)	(3,770,000)	(1,620,037	)(a)	(2,650,000	)(a)	(2,840,000)	(3,900,000)	(1,750,000)	(1,500,000)
13,490,000	16,450,000	3,320,000	(a)	3,470,000	(a)	7,480,000	8,680,000	6,000,000	7,050,000

12,820,000	13,490,000	3,739,963	(a)	3,320,000	(a)	5,920,000	7,480,000	4,450,000	6,000,000

63

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2024 and 2023

	Invesco S&P 500 BuyWrite ETF (PBP)		Invesco S&P 500® Quality ETF (SPHQ)
	2024	2023	2024	2023
Operations:
Net investment income	$1,083,073	$1,394,396	$98,048,452	$68,879,340
Net realized gain (loss)	(5,292,200)	19,389,484	395,298,231	(389,124,786)
Change in net unrealized appreciation (depreciation)	11,826,830	(24,633,218)	874,871,039	550,618,396

Net increase (decrease) in net assets resulting from operations	7,617,703	(3,849,338)	1,368,217,722	230,372,950

Distributions to Shareholders from:
Distributable earnings	(1,120,086)	(1,438,993)	(95,208,287)	(70,243,548)
Return of capital	(4,625,989)	-	-	-

Total distributions to shareholders	(5,746,075)	(1,438,993)	(95,208,287)	(70,243,548)

Shareholder Transactions:
Proceeds from shares sold	20,747,528	30,632,738	4,366,337,306	2,576,253,855
Value of shares repurchased	(18,338,204)	(69,971,794)	(1,838,511,150)	(1,576,680,180)

Net increase (decrease) in net assets resulting from share transactions	2,409,324	(39,339,056)	2,527,826,156	999,573,675

Net increase (decrease) in net assets	4,280,952	(44,627,387)	3,800,835,591	1,159,703,077

Net assets:
Beginning of year	93,419,460	138,046,847	4,817,490,793	3,657,787,716

End of year	$97,700,412	$93,419,460	$8,618,326,384	$4,817,490,793

Changes in Shares Outstanding:
Shares sold	950,000	1,500,000	84,130,000	57,550,000
Shares repurchased	(850,000)	(3,400,000)	(36,460,000)	(36,290,000)
Shares outstanding, beginning of year	4,350,000	6,250,000	100,140,000	78,880,000

Shares outstanding, end of year	4,450,000	4,350,000	147,810,000	100,140,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P Spin-Off ETF (CSD)		Invesco Water Resources ETF (PHO)		Invesco WilderHill Clean Energy ETF (PBW)
2024	2023	2024	2023	2024	2023

$272,395	$518,357	$11,061,029	$9,739,861	$13,408,948	$35,832,855
6,543,431	(1,788,363)	159,080,768	26,697,294	(419,940,359)	(631,976,345)
4,441,384	274,692	215,259,312	91,444,500	181,289,926	297,902,555

11,257,210	(995,314)	385,401,109	127,881,655	(225,241,485)	(298,240,935)

(285,236)	(459,000)	(11,212,867)	(9,687,113)	(13,076,618)	(38,198,585)
-	-	-	-	-	-

(285,236)	(459,000)	(11,212,867)	(9,687,113)	(13,076,618)	(38,198,585)

8,769,967	5,551,868	419,529,569	233,810,160	310,339,087	1,115,865,815
(16,472,175)	(16,190,099)	(475,855,488)	(267,890,874)	(421,131,551)	(1,198,860,073)

(7,702,208)	(10,638,231)	(56,325,919)	(34,080,714)	(110,792,464)	(82,994,258)

3,269,766	(12,092,545)	317,862,323	84,113,828	(349,110,567)	(419,433,778)

52,743,656	64,836,201	1,742,190,474	1,658,076,646	650,833,777	1,070,267,555

$56,013,422	$52,743,656	$2,060,052,797	$1,742,190,474	$301,723,210	$650,833,777

130,000	100,000	7,170,000	4,400,000	10,250,000	22,890,000
(260,000)	(290,000)	(8,210,000)	(5,270,000)	(13,790,000)	(25,510,000)
950,000	1,140,000	33,120,000	33,990,000	18,368,273	20,988,273

820,000	950,000	32,080,000	33,120,000	14,828,273	18,368,273

65

Financial Highlights

Invesco Aerospace & Defense ETF (PPA)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$80.29	$72.68	$75.01	$53.88	$61.93
Net investment income(a)	0.61	0.61	0.44	0.44	0.80
Net realized and unrealized gain (loss) on investments	20.86	7.66	(2.38)	21.13	(7.98)
Total from investment operations	21.47	8.27	(1.94)	21.57	(7.18)
Distributions to shareholders from:
Net investment income	(0.62)	(0.66)	(0.39)	(0.44)	(0.87)
Net asset value at end of year	$101.14	$80.29	$72.68	$75.01	$53.88
Market price at end of year(b)	$101.16	$80.29	$72.65	$74.97	$53.98
Net Asset Value Total Return(c)	26.87%	11.51%	(2.59)%	40.21%	(11.64)%
Market Price Total Return(c)	26.90%	11.55%	(2.58)%	39.87%	(11.48)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$3,119,161	$1,879,496	$1,456,410	$743,395	$708,521
Ratio to average net assets of:
Expenses	0.57%	0.58%	0.58%	0.61%	0.59%
Net investment income	0.70%	0.80%	0.59%	0.71%	1.22%
Portfolio turnover rate(d)	18%	19%	26%	22%	18%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights–(continued)

Invesco Bloomberg Analyst Rating Improvers ETF (UPGD)

	Years Ended April 30,
	2024	2023		2022	2021		2020
Per Share Operating Performance:
Net asset value at beginning of year	$55.23	$56.37		$60.80	$34.18		$45.30
Net investment income(a)	0.74	0.58		0.38	0.23		0.33
Net realized and unrealized gain (loss) on investments	9.15	(1.33)		(4.48)	26.53		(11.35)
Total from investment operations	9.89	(0.75)		(4.10)	26.76		(11.02)
Distributions to shareholders from:
Net investment income	(0.86)	(0.39)		(0.33)	(0.14)		(0.10)
Net asset value at end of year	$64.26	$55.23		$56.37	$60.80		$34.18
Market price at end of year(b)	$64.23	$55.22		$56.30	$60.81		$34.22
Net Asset Value Total Return(c)	18.01%	(1.30)%		(6.78)%	78.39%		(24.40)%
Market Price Total Return(c)	17.97%	(1.19)%		(6.90)%	78.21%		(24.31)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$110,705	$118,909		$121,354	$141,230		$101,604
Ratio to average net assets of:
Expenses	0.72%	0.75	%(d)	0.75%	0.75	%(d)	0.75%
Net investment income	1.26%	1.05%		0.62%	0.49%		0.78%
Portfolio turnover rate(e)	196%	104%		92%	110%		114%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2024, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights–(continued)

Invesco Dorsey Wright Momentum ETF (PDP)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$75.23	$74.56	$87.48	$60.60	$58.78
Net investment income (loss)(a)	0.16	0.51	(0.12)	(0.15)	0.19
Net realized and unrealized gain (loss) on investments	17.53	0.61	(12.80)	27.05	1.86
Total from investment operations.	17.69	1.12	(12.92)	26.90	2.05
Distributions to shareholders from:
Net investment income	(0.26)	(0.45)	-	(0.02)	(0.23)
Net asset value at end of year	$92.66	$75.23	$74.56	$87.48	$60.60
Market price at end of year(b)	$92.63	$75.20	$74.53	$87.44	$60.68
Net Asset Value Total Return(c)	23.56%	1.52%	(14.77)%	44.41%	3.53%
Market Price Total Return(c)	23.57%	1.52%	(14.77)%	44.15%	3.65%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,187,918	$1,014,810	$1,226,528	$1,789,037	$1,290,768
Ratio to average net assets of:
Expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Net investment income (loss)	0.20%	0.69%	(0.14)%	(0.18)%	0.32%
Portfolio turnover rate(d)	97%	140%	173%	124%	82%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights–(continued)

Invesco Global Listed Private Equity ETF (PSP)

	Years Ended April 30,
	2024	2023(a)	2022(a)	2021(a)	2020(a)
Per Share Operating Performance:
Net asset value at beginning of year	$52.15	$56.25	$78.10	$46.55	$60.50
Net investment income(b)	1.45	1.40	2.05	1.50	2.60	(c)
Net realized and unrealized gain (loss) on investments	12.76	(4.65)	(15.85)	32.65	(11.80)
Total from investment operations	14.21	(3.25)	(13.80)	34.15	(9.20)
Distributions to shareholders from:
Net investment income	(3.00)	(0.85)	(8.05)	(2.60)	(4.75)
Net asset value at end of year	$63.36	$52.15	$56.25	$78.10	$46.55
Market price at end of year(d)	$63.19	$52.20	$56.35	$78.00	$46.60
Net Asset Value Total Return(e)	28.08%	(5.65)%	(19.85)%	75.17%	(15.82)%
Market Price Total Return(e)	27.62%	(5.73)%	(19.61)%	74.76%	(15.92)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$236,970	$173,148	$195,125	$234,353	$141,534
Ratio to average net assets of:
Expenses, after Waivers(f)	0.68%	0.67%	0.65%	0.68%	0.63%
Expenses, prior to Waivers(f)	0.69%	0.67%	0.65%	0.69%	0.65%
Net investment income	2.56%	2.81%	2.73%	2.42%	4.47	%(c)
Portfolio turnover rate(g)	40%	38%	62%	47%	50%

(a)	Per share amounts have been adjusted to reflect a one-for-five reverse stock split effective after the close of business on July 14, 2023.
(b)	Based on average shares outstanding.
(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.33 and 2.82%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Financial Highlights–(continued)

Invesco Golden Dragon China ETF (PGJ)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$26.81	$27.54	$63.49	$40.36	$42.08
Net investment income (loss)(a)	0.45	0.19	0.14	(0.12)	0.16
Net realized and unrealized gain (loss) on investments	(1.73)	(0.67)	(36.09)	23.36	(1.72)
Total from investment operations	(1.28)	(0.48)	(35.95)	23.24	(1.56)
Distributions to shareholders from:
Net investment income	(0.63)	(0.25)	-	(0.11)	(0.16)
Net asset value at end of year	$24.90	$26.81	$27.54	$63.49	$40.36
Market price at end of year(b)	$24.92	$26.82	$27.57	$63.52	$40.32
Net Asset Value Total Return(c)	(4.85)%	(1.80)%	(56.62)%	57.61%	(3.67)%
Market Price Total Return(c)	(4.81)%	(1.88)%	(56.60)%	57.84%	(3.83)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$147,402	$200,541	$239,006	$274,295	$161,450
Ratio to average net assets of:
Expenses, after Waivers	0.71%	0.70%	0.70%	0.69%	0.70	%(d)
Expenses, prior to Waivers	0.71%	0.74%	0.71%	0.69%	0.71	%(d)
Net investment income (loss)	1.71%	0.69%	0.35%	(0.20)%	0.40	%(d)
Portfolio turnover rate(e)	38%	24%	42%	40%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Financial Highlights–(continued)

Invesco MSCI Sustainable Future ETF (ERTH)

	Years Ended April 30,
	2024	2023		2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$46.55	$54.86		$74.89	$42.68	$45.03
Net investment income(a)	0.42	0.53		0.54	0.10	0.23
Net realized and unrealized gain (loss) on investments	(5.88)	(8.25)		(10.40)	32.29	(2.25)
Total from investment operations	(5.46)	(7.72)		(9.86)	32.39	(2.02)
Distributions to shareholders from:
Net investment income	(0.46)	(0.59)		(0.52)	(0.18)	(0.33)
Net realized gains	-	-		(9.65)	-	-
Total distributions	(0.46)	(0.59)		(10.17)	(0.18)	(0.33)
Net asset value at end of year	$40.63	$46.55		$54.86	$74.89	$42.68
Market price at end of year(b)	$40.36	$46.53		$54.67	$74.75	$42.74
Net Asset Value Total Return(c)	(11.86)%	(14.22)%		(15.38)%	75.99%	(4.49)%
Market Price Total Return(c)	(12.40)%	(13.95)%		(15.57)%	75.42%	(4.73)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$180,805	$279,280		$386,737	$486,807	$224,059
Ratio to average net assets of:
Expenses, after Waivers	0.66%	0.61	%(d)	0.55%	0.61%	0.65%
Expenses, prior to Waivers	0.66%	0.62	%(d)	0.55%	0.61%	0.65%
Net investment income	0.92%	1.02%		0.83%	0.16%	0.51%
Portfolio turnover rate(e)	29%	37%		30%	140%	75%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Financial Highlights–(continued)

Invesco S&P 500 BuyWrite ETF (PBP)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$21.48	$22.09	$21.79	$17.45	$21.39
Net investment income(a)	0.25	0.26	0.21	0.23	0.33
Net realized and unrealized gain (loss) on investments	1.56	(0.60)	1.57	4.35	(3.05)
Total from investment operations	1.81	(0.34)	1.78	4.58	(2.72)
Distributions to shareholders from:
Net investment income	(0.26)	(0.27)	(0.24)	(0.24)	(0.36)
Net realized gains	-	-	(1.24)	-	(0.86)
Return of capital	(1.07)	-	-	-	-
Total distributions	(1.33)	(0.27)	(1.48)	(0.24)	(1.22)
Net asset value at end of year	$21.96	$21.48	$22.09	$21.79	$17.45
Market price at end of year(b)	$21.96	$21.47	$22.02	$21.76	$17.40
Net Asset Value Total Return(c)	8.70%	(1.47)%	8.06%	26.40%	(13.62)%
Market Price Total Return(c)	8.75%	(1.21)%	7.86%	26.59%	(13.85)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$97,700	$93,419	$138,047	$167,818	$192,813
Ratio to average net assets of:
Expenses	0.43%	0.49%	0.49%	0.49%	0.49%
Net investment income	1.15%	1.26%	0.92%	1.19%	1.56%
Portfolio turnover rate(d)	12%	38%	33%	19%	19%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Financial Highlights–(continued)

Invesco S&P 500® Quality ETF (SPHQ)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$48.11	$46.37	$45.73	$33.61	$33.29
Net investment income(a)	0.80	0.82	0.70	0.63	0.61
Net realized and unrealized gain on investments	10.18	1.76	0.60	12.11	0.35
Total from investment operations	10.98	2.58	1.30	12.74	0.96
Distributions to shareholders from:
Net investment income	(0.78)	(0.84)	(0.66)	(0.62)	(0.64)
Net asset value at end of year	$58.31	$48.11	$46.37	$45.73	$33.61
Market price at end of year(b)	$58.30	$48.11	$46.36	$45.75	$33.62
Net Asset Value Total Return(c)	22.97%	5.78%	2.76%	38.23%	3.03%
Market Price Total Return(c)	22.95%	5.80%	2.70%	38.26%	3.03%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$8,618,326	$4,817,491	$3,657,788	$2,670,218	$1,756,210
Ratio to average net assets of:
Expenses, after Waivers	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, prior to Waivers	0.23%	0.19%	0.19%	0.19%	0.21%
Net investment income	1.50%	1.82%	1.40%	1.59%	1.79%
Portfolio turnover rate(d)	47%	65%	48%	57%	56%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P Spin-Off ETF (CSD)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$55.52	$56.87	$64.57	$34.38	$52.43
Net investment income(a)	0.31	0.50	0.38	0.33	0.58
Net realized and unrealized gain (loss) on investments	12.81	(1.40)	(7.63)	30.41	(18.08)
Total from investment operations	13.12	(0.90)	(7.25)	30.74	(17.50)
Distributions to shareholders from:
Net investment income	(0.33)	(0.45)	(0.45)	(0.55)	(0.55)
Net asset value at end of year	$68.31	$55.52	$56.87	$64.57	$34.38
Market price at end of year(b)	$68.35	$55.50	$56.92	$64.57	$34.41
Net Asset Value Total Return(c)	23.69%	(1.53)%	(11.24)%	89.69%	(33.72)%
Market Price Total Return(c)	23.80%	(1.65)%	(11.16)%	89.53%	(33.64)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$56,013	$52,744	$64,836	$75,548	$58,447
Ratio to average net assets of:
Expenses, after Waivers	0.64%	0.65%	0.65%	0.65%	0.62%
Expenses, prior to Waivers	0.64%	0.71%	0.65%	0.68%	0.62%
Net investment income	0.51%	0.93%	0.60%	0.68%	1.27%
Portfolio turnover rate(d)	84%	106%	68%	57%	55%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Financial Highlights–(continued)

Invesco Water Resources ETF (PHO)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$52.60	$48.78	$52.18	$34.44	$34.67
Net investment income(a)	0.34	0.29	0.14	0.17	0.15
Net realized and unrealized gain (loss) on investments	11.62	3.82	(3.41)	17.74	(0.18)
Total from investment operations	11.96	4.11	(3.27)	17.91	(0.03)
Distributions to shareholders from:
Net investment income	(0.34)	(0.29)	(0.13)	(0.17)	(0.20)
Net asset value at end of year	$64.22	$52.60	$48.78	$52.18	$34.44
Market price at end of year(b)	$64.23	$52.58	$48.78	$52.17	$34.49
Net Asset Value Total Return(c)	22.82%	8.46%	(6.29)%	52.15%	(0.07)%
Market Price Total Return(c)	22.89%	8.42%	(6.27)%	51.90%	(0.01)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,060,053	$1,742,190	$1,658,077	$1,604,412	$991,846
Ratio to average net assets of:
Expenses	0.59%	0.60%	0.59%	0.60%	0.60%
Net investment income	0.59%	0.58%	0.25%	0.39%	0.42%
Portfolio turnover rate(d)	39%	32%	29%	22%	26%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco WilderHill Clean Energy ETF (PBW)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$35.43	$50.99	$87.86	$31.91	$28.30
Net investment income(a)	0.81	1.77	0.93	0.61	0.49
Net realized and unrealized gain (loss) on investments	(15.10)	(15.53)	(36.46)	55.82	3.73
Total from investment operations	(14.29)	(13.76)	(35.53)	56.43	4.22
Distributions to shareholders from:
Net investment income	(0.79)	(1.80)	(1.34)	(0.48)	(0.61)
Net asset value at end of year	$20.35	$35.43	$50.99	$87.86	$31.91
Market price at end of year(b)	$20.34	$35.41	$50.92	$87.72	$31.93
Net Asset Value Total Return(c)	(41.06)%	(27.59)%	(40.88)%	176.87%	15.13%
Market Price Total Return(c)	(41.06)%	(27.52)%	(40.86)%	176.26%	15.16%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$301,723	$650,834	$1,070,268	$2,196,396	$247,876
Ratio to average net assets of:
Expenses	0.65%	0.66%	0.62%	0.61%	0.70%
Net investment income	2.64%	3.78%	1.23%	0.71%	1.57%
Portfolio turnover rate(d)	53%	55%	60%	81%	40%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2024

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Aerospace & Defense ETF (PPA)	“Aerospace & Defense ETF”

Invesco Bloomberg Analyst Rating Improvers ETF (UPGD)(a)	“Bloomberg Analyst Rating Improvers ETF”

Invesco Dorsey Wright Momentum ETF (PDP)(b)	“Dorsey Wright Momentum ETF”

Invesco Global Listed Private Equity ETF (PSP)	“Global Listed Private Equity ETF”

Invesco Golden Dragon China ETF (PGJ)	“Golden Dragon China ETF”

Invesco MSCI Sustainable Future ETF (ERTH)	“MSCI Sustainable Future ETF”

Invesco S&P 500 BuyWrite ETF (PBP)	“S&P 500 BuyWrite ETF”

Invesco S&P 500® Quality ETF (SPHQ)	“S&P 500® Quality ETF”

Invesco S&P Spin-Off ETF (CSD)	“S&P Spin-Off ETF”

Invesco Water Resources ETF (PHO)	“Water Resources ETF”

Invesco WilderHill Clean Energy ETF (PBW)	“WilderHill Clean Energy ETF”

(a)	Effective after the close of markets on March 22, 2024, the Fund’s name changed from Invesco Raymond James SB-1 Equity ETF to Invesco Bloomberg Analyst Rating Improvers ETF.
(b)	Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco DWA Momentum ETF to Invesco Dorsey Wright Momentum ETF.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange

Aerospace & Defense ETF	NYSE Arca, Inc.

Bloomberg Analyst Rating Improvers ETF	NYSE Arca, Inc.

Dorsey Wright Momentum ETF	The Nasdaq Stock Market LLC

Global Listed Private Equity ETF	NYSE Arca, Inc.

Golden Dragon China ETF	The Nasdaq Stock Market LLC

MSCI Sustainable Future ETF	NYSE Arca, Inc.

S&P 500 BuyWrite ETF	Cboe BZX Exchange, Inc.

S&P 500® Quality ETF	NYSE Arca, Inc.

S&P Spin-Off ETF	NYSE Arca, Inc.

Water Resources ETF	The Nasdaq Stock Market LLC

WilderHill Clean Energy ETF	NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

75

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Aerospace & Defense ETF	SPADE® Defense Index

Bloomberg Analyst Rating Improvers ETF	Bloomberg ANR Improvers Index

Dorsey Wright Momentum ETF	Dorsey Wright® Technical Leaders Index

Global Listed Private Equity ETF	Red Rocks Global Listed Private Equity Index

Golden Dragon China ETF	NASDAQ Golden Dragon China Index

MSCI Sustainable Future ETF	MSCI Global Environment Select Index

S&P 500 BuyWrite ETF	CBOE S&P 500 BuyWrite IndexSM

S&P 500® Quality ETF	S&P 500® Quality Index

S&P Spin-Off ETF	S&P U.S. Spin-Off Index

Water Resources ETF	NASDAQ OMX US Water IndexSM

WilderHill Clean Energy ETF	WilderHill Clean Energy Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the

76

indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the

77

determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except Bloomberg Analyst Rating Improvers ETF, S&P 500 BuyWrite ETF and S&P Spin-Off ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Bloomberg Analyst Rating Improvers ETF and S&P Spin-Off ETF declare and pay dividends from net investment income, if any, to shareholders annually and records such dividends on the ex-dividend date. S&P 500 BuyWrite ETF declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, partnerships and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - Certain Funds are subject to foreign withholding tax imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. Certain Funds may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. Certain Funds will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign tax reclaims on the Statements of Assets and Liabilities. There is no guarantee that a Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statements of Operations, and any related interest is included in Unaffiliated interest income. Certain Funds may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are excluded from the unitary management fee and are reflected on the Statements of Operations as Professional fees, if any. In the event tax refunds received by a Fund during the fiscal year exceed the foreign withholding taxes paid by a Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended April 30, 2024, the Funds did not enter into any closing agreements.

G.

Expenses - Each Fund (except for Bloomberg Analyst Rating Improvers ETF and S&P 500 BuyWrite ETF) is responsible for all of its own expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal,

78

audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Bloomberg Analyst Rating Improvers ETF and S&P 500 BuyWrite ETF have agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are directly identifiable to a specific Fund, including expenses that are excluded from a Fund’s unitary management fee (if applicable), are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund, including expenses that are excluded from a Fund’s unitary management fee (if applicable), are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending

79

agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended April 30, 2024, each Fund (except for S&P 500 BuyWrite ETF) had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each applicable Fund as listed below:

Amount

Aerospace & Defense ETF	$11,618

Bloomberg Analyst Rating Improvers ETF	13,559

Dorsey Wright Momentum ETF	6,976

Global Listed Private Equity ETF	12,812

Golden Dragon China ETF	32,838

MSCI Sustainable Future ETF	18,962

S&P 500® Quality ETF	36,929

S&P Spin-Off ETF	1,167

Water Resources ETF	7,135

WilderHill Clean Energy ETF	1,097,722

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

The performance of a Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause a Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that a Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of a Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statements of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

L.

Call Options Written - Certain Funds may write call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the

80

premium originally received. Realized and unrealized gains and losses on call options written are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

M.

Swap Agreements - Certain Funds may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that require each Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of each Fund’s NAV over specific periods of time. If each Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the futures commission merchant (“FCM”)) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. Cash held as collateral is recorded as deposits with brokers on the Statements of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty.

N.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares.

81

This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

China Investment Risk. Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; lack of publicly available information and difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts and the risk of war, either internal or with other countries; public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs, sanctions, capital controls, embargoes, trade wars or other trade barriers (or the threat thereof), including as a result of trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by a Fund. Further, health events may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, any difficulties of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.

Clean Energy Industry Risk. For certain Funds, the risks of investing in the clean energy industry include the risks of focusing investments in the water, energy and environmental sectors, and adverse developments in these sectors may significantly affect the value of the Shares. Securities of companies in the clean energy industry are subject to swift price and supply fluctuations caused by events relating to international politics, the success of project development and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for clean energy products and services in general, may adversely affect a Fund’s performance. Obsolescence of existing technology, short product cycles, falling prices and profits, the supply of, and demand for, oil and gas, the price of oil and gas, competition from new market entrants and general economic conditions can significantly affect the clean energy industry. The clean energy industry is an emerging growth industry, and therefore shares of such companies may be more volatile and, historically, have been more volatile than shares of companies operating in other, more established industries. In addition, certain methods used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and

82

unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. From time to time, certain companies in which the Funds invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.

Index Risk. Unlike many investment companies that are “actively managed”, each Fund is a “passive” investor and therefore does not utilize an investing strategy that seeks returns in excess of its respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. If a specific security is removed from an Underlying Index, its respective Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. An Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or

83

viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Investments in Business Development Companies (“BDCs”) Risk. Certain Funds invest in BDCs. There are certain risks inherent in investing in BDCs, whose principal business is to invest in, and lend capital or provide services to, privately held companies. BDCs generally invest in less mature private companies, which involve greater risk than well-established publicly traded companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. In addition, investments made by BDCs generally are subject to legal and other restrictions on resale and otherwise are less liquid than publicly traded securities. With respect to a BDC’s investment in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Investment advisers to BDCs may be entitled to compensation based on the BDC’s performance, which may result in riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. In addition, to the extent that a Fund invests a portion of its assets in BDCs, a shareholder in the Fund not only will bear his or her proportionate share of the expenses of the Fund, but also will bear indirectly the expenses of the BDCs.

Listed Private Equity Companies Risk. There are certain risks inherent in investing in listed private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to or provide services to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. A Fund is also subject to the underlying risks which affect the listed private equity companies in which the financial institutions or vehicles held by the Fund invest. Listed private equity companies are subject to various risks depending on their underlying investments, which include additional liquidity risk, industry risk, foreign security risk, currency risk, valuation risk and credit risk. Listed private equity companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings, which may be adversely impacted by the poor performance of a small number of investments. By investing in companies in the capital markets whose business is to lend money, there is a risk that the issuer may default on its payments or declare bankruptcy.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because Aerospace & Defense ETF, Golden Dragon China ETF, S&P Spin-Off ETF and Water Resources ETF are non-diversified, and to the extent certain Funds become non-diversified, and can invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary,

84

sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Thematic Investing Risk. Certain Funds rely on the index provider for its Underlying Index to identify securities that provide exposure to specific environmental themes, as set forth in the Underlying Index methodology. The Fund’s performance may suffer if such securities are not correctly identified. Performance may also suffer if the securities included in an Underlying Index do not benefit from the development of the applicable environmental theme. Further, to the extent that the index provider evaluates environmental, social and governance (“ESG”) factors as part of an Underlying Index’s methodology, there is a risk that information used by the index provider to evaluate these ESG factors may not be readily available, complete or accurate. This could negatively impact the index provider’s ability to apply its ESG standards when compiling the Underlying Index, and which may negatively impact the Fund’s performance. Performance may also be impacted by the inclusion of non-theme relevant exposures in the Underlying Index. There is no guarantee that the Underlying Index will reflect complete exposure to any particular environmental theme.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except for Bloomberg Analyst Rating Improvers ETF, S&P 500 BuyWrite ETF and S&P 500® Quality ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets. S&P 500® Quality ETF accrues daily and pays monthly to the Adviser an annual fee of 0.15% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, Bloomberg Analyst Rating Improvers ETF and S&P 500 BuyWrite ETF accrue daily and pay monthly to the Adviser an annual unitary management fee of 0.40% and 0.29%, respectively, of the Fund’s average daily net assets. Prior to March 25, 2024, Bloomberg Analyst Rating Improvers ETF accrued daily and paid monthly to the Adviser an annual unitary management fee of 0.75% of the Fund’s average daily net assets. Prior to January 5, 2024, S&P 500 BuyWrite ETF accrued daily and paid monthly to the Adviser an annual unitary management fee of 0.49% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser pays for substantially all expenses of Bloomberg Analyst Rating Improvers ETF and S&P 500 BuyWrite ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except Bloomberg Analyst Rating Improvers ETF and S&P 500 BuyWrite ETF), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser)) of each Fund (except for Bloomberg Analyst Rating Improvers ETF, S&P 500 BuyWrite ETF and S&P 500® Quality ETF) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2026. The Expense Cap (including sub-licensing fees) for S&P 500® Quality ETF is 0.15% of the Fund’s average daily net assets per year through at least August 31, 2026. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2026. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Aerospace & Defense ETF, Dorsey Wright Momentum ETF, Global Listed Private Equity ETF, Water Resources ETF and WilderHill Clean Energy ETF.

Further, through at least August 31, 2026, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This waiver is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2024, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Aerospace & Defense ETF	$826

Bloomberg Analyst Rating Improvers ETF	52

Dorsey Wright Momentum ETF	449

Global Listed Private Equity ETF	2,371

Golden Dragon China ETF	1,495

85

MSCI Sustainable Future ETF	$57

S&P 500 BuyWrite ETF	63

S&P 500® Quality ETF	5,179,901

S&P Spin-Off ETF	62

Water Resources ETF	1,458

WilderHill Clean Energy ETF	309

The fees waived and/or expenses borne by the Adviser, pursuant to the Expense Cap, are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2024 are as follows:

	Total Potential Recapture Amounts

		Potential Recapture Amounts Expiring
		4/30/25	4/30/26	4/30/27
Golden Dragon China ETF	$99,853	$-	$98,679	$1,174
S&P 500® Quality ETF	8,001,901	1,190,350	1,633,585	5,177,966
S&P Spin-Off ETF	13,655	-	409	13,246

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

Aerospace & Defense ETF	SPADE Indexes

Bloomberg Analyst Rating Improvers ETF	Bloomberg Index Services Limited

Dorsey Wright Momentum ETF	Dorsey Wright & Associates, LLC

Global Listed Private Equity ETF	Red Rocks Capital, LLC

Golden Dragon China ETF	Nasdaq, Inc.

MSCI Sustainable Future ETF	MSCI, Inc.

S&P 500 BuyWrite ETF	S&P Dow Jones Indices LLC

S&P 500® Quality ETF	S&P Dow Jones Indices LLC

S&P Spin-Off ETF	S&P Dow Jones Indices LLC

Water Resources ETF	Nasdaq, Inc.

WilderHill Clean Energy ETF	WilderHill

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for Bloomberg Analyst Rating Improvers ETF and S&P 500 BuyWrite ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2024, the Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Aerospace & Defense ETF	$20,746

Bloomberg Analyst Rating Improvers ETF	106,535

Dorsey Wright Momentum ETF	90,929

Global Listed Private Equity ETF	12,858

Golden Dragon China ETF	47,547

MSCI Sustainable Future ETF	17,063

S&P 500 BuyWrite ETF	61

S&P 500® Quality ETF	286,591

86

S&P Spin-Off ETF	$15,580

Water Resources ETF	15,978

WilderHill Clean Energy ETF	165,360

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

For the fiscal year ended April 30, 2024, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

Aerospace & Defense ETF	$ -	$38,523,380	$19,314,124

S&P 500 BuyWrite ETF	41,084	789	(871)

S&P 500® Quality ETF	-	29,265,040	10,187,698

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2024, for each Fund (except for Bloomberg Analyst Rating Improvers ETF and S&P 500 BuyWrite ETF). As of April 30, 2024, all of the securities in Bloomberg Analyst Rating Improvers ETF and S&P 500 BuyWrite ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The value of options held in S&P 500 BuyWrite ETF was based on Level 1 inputs. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Aerospace & Defense ETF

Investments in Securities

Common Stocks & Other Equity Interests	$3,119,572,813	$-	$-	$3,119,572,813

Money Market Funds	-	135,183,267	-	135,183,267

Total Investments	$3,119,572,813	$135,183,267	$-	$3,254,756,080

Dorsey Wright Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,187,884,184	$-	$-	$1,187,884,184

Money Market Funds	876,359	65,140,144	-	66,016,503

Total Investments	$1,188,760,543	$65,140,144	$-	$1,253,900,687

87

	Level 1	Level 2	Level 3	Total

Global Listed Private Equity ETF

Investments in Securities

Common Stocks & Other Equity Interests	$189,600,676	$-	$-	$189,600,676

Closed-End Funds	43,919,162	-	-	43,919,162

Money Market Funds	2,162,867	52,916,784	-	55,079,651

Total Investments in Securities	235,682,705	52,916,784	-	288,599,489

Other Investments - Liabilities*

Swap Agreements	-	(25,344)	-	(25,344)

Total Investments	$235,682,705	$52,891,440	$-	$288,574,145

Golden Dragon China ETF

Investments in Securities

Common Stocks & Other Equity Interests	$147,438,489	$-	$-	$147,438,489

Money Market Funds	119,141	50,098,162	-	50,217,303

Total Investments	$147,557,630	$50,098,162	$-	$197,655,792

MSCI Sustainable Future ETF

Investments in Securities

Common Stocks & Other Equity Interests	$175,763,750	$-	$-	$175,763,750

Exchange-Traded Funds	4,646,533	-	-	4,646,533

Money Market Funds	66,389	36,896,131	-	36,962,520

Total Investments	$180,476,672	$36,896,131	$-	$217,372,803

S&P 500® Quality ETF

Investments in Securities

Common Stocks & Other Equity Interests	$8,611,468,386	$-	$-	$8,611,468,386

Money Market Funds	3,644,731	244,266,523	-	247,911,254

Total Investments	$8,615,113,117	$244,266,523	$-	$8,859,379,640

S&P Spin-Off ETF

Investments in Securities

Common Stocks & Other Equity Interests	$55,976,870	$-	$-	$55,976,870

Money Market Funds	70,755	4,163,050	-	4,233,805

Total Investments	$56,047,625	$4,163,050	$-	$60,210,675

Water Resources ETF

Investments in Securities

Common Stocks & Other Equity Interests	$2,059,250,066	$-	$-	$2,059,250,066

Money Market Funds	1,231,808	51,325,349	-	52,557,157

Total Investments	$2,060,481,874	$51,325,349	$-	$2,111,807,223

WilderHill Clean Energy ETF

Investments in Securities

Common Stocks & Other Equity Interests	$301,228,446	$-	$-	$301,228,446

Money Market Funds	131,482	89,932,459	-	90,063,941

Total Investments	$301,359,928	$89,932,459	$-	$391,292,387

*	Unrealized appreciation (depreciation).

NOTE 6–Derivative Investments

The Funds may enter into an ISDA Master Agreement under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

 For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.

88

Value of Derivative Investments at Period-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2024:

	Value
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
Derivative Liabilities	Equity Risk	Equity Risk

Unrealized depreciation on swap agreements–OTC	$(25,344)	$-

Options written, at value - Exchange-Traded	-	(1,731,630)

Total Derivative Liabilities	(25,344)	(1,731,630)

Derivatives not subject to master netting agreements	-	1,731,630

Total Derivative Liabilities subject to master netting agreements	$(25,344)	$-

Offsetting Assets and Liabilities

The table below reflects the Funds’ exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2024:

Global Listed Private Equity ETF

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Citibank, N.A.	$–	$(25,344)	$(25,344)	$-	$-	$(25,344)

Effect of Derivative Investments for the Fiscal Year Ended April 30, 2024

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF

	Equity Risk

Realized Gain (Loss):

Options written	$-	$(12,186,923)

Swap agreements	138,911	-

Change in Net Unrealized Appreciation:

Options written	-	313,228

Swap agreements	28,664	-

Total	$167,575	$(11,873,695)

The table below summarizes the average notional value of derivatives held during the period.

	Average Notional Value
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF

Options written	$ -	$95,192,769

Swap agreements	2,672,467	-

89

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2024 and 2023:

	2024		2023
	Ordinary Income*	Return of Capital	Ordinary Income*

Aerospace & Defense ETF	$16,570,318	$-	$13,151,371

Bloomberg Analyst Rating Improvers ETF	1,727,464	-	849,008

Dorsey Wright Momentum ETF	3,447,778	-	6,541,547

Global Listed Private Equity ETF	11,291,655	-	2,967,539

Golden Dragon China ETF	3,918,490	-	2,158,845

MSCI Sustainable Future ETF	2,570,872	-	3,982,357

S&P 500 BuyWrite ETF	1,120,086	4,625,989	1,438,993

S&P 500® Quality ETF	95,208,287	-	70,243,548

S&P Spin-Off ETF	285,236	-	459,000

Water Resources ETF	11,212,867	-	9,687,113

WilderHill Clean Energy ETF	13,076,618	-	38,198,585

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Other Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

Aerospace & Defense ETF	$-	$(102,942)	$503,751,144	$-	$-	$(31,811,160)	$2,647,324,157	$3,119,161,199

Bloomberg Analyst Rating Improvers ETF	7,361	-	(2,297,085)	-	-	(65,449,547)	178,444,580	110,705,309

Dorsey Wright Momentum ETF	-	(215,122)	264,969,304	-	-	(871,617,507)	1,794,781,126	1,187,917,801

Global Listed Private Equity ETF	11,021,443	(108,879)	(10,998,826)	(25,344)	(22,304)	(116,776,095)	353,880,024	236,970,019

Golden Dragon China ETF	5,212,820	(114,676)	(88,236,160)	-	-	(322,800,054)	553,340,549	147,402,479

MSCI Sustainable Future ETF	-	(614,172)	(79,448,884)	-	(7,388)	(54,672,382)	315,548,050	180,805,224

S&P 500 BuyWrite ETF	-	-	1,016	(1,016)	-	(3,011,442)	100,711,854	97,700,412

S&P 500® Quality ETF	6,273,124	(143,747)	1,287,872,425	-	-	(633,613,204)	7,957,937,786	8,618,326,384

S&P Spin-Off ETF	88,363	(8,264)	7,610,980	-	-	(155,527,149)	203,849,492	56,013,422

Water Resources ETF	384,408	(283,312)	436,493,100	-	-	(334,655,643)	1,958,114,244	2,060,052,797

WilderHill Clean Energy ETF	-	(149,420)	(471,413,659)	-	-	(1,332,633,787)	2,105,920,076	301,723,210

 Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

 The Funds have capital loss carryforwards as of April 30, 2024, as follows:

	No expiration
	Short-Term	Long-Term	Total*

Aerospace & Defense ETF	$15,527,011	$16,284,149	$31,811,160

Bloomberg Analyst Rating Improvers ETF	33,710,322	31,739,225	65,449,547

90

	No expiration
	Short-Term	Long-Term	Total*

Dorsey Wright Momentum ETF	$871,617,507	$-	$871,617,507

Global Listed Private Equity ETF	36,920,418	79,855,677	116,776,095

Golden Dragon China ETF	56,785,975	266,014,079	322,800,054

MSCI Sustainable Future ETF	12,071,579	42,600,803	54,672,382

S&P 500 BuyWrite ETF	1,189,219	1,822,223	3,011,442

S&P 500® Quality ETF	461,472,818	172,140,386	633,613,204

S&P Spin-Off ETF	59,945,280	95,581,869	155,527,149

Water Resources ETF	190,140,453	144,515,190	334,655,643

WilderHill Clean Energy ETF	519,179,432	813,454,355	1,332,633,787

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

For the fiscal year ended April 30, 2024, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Aerospace & Defense ETF	$420,292,012	$421,496,138

Bloomberg Analyst Rating Improvers ETF	232,474,769	232,281,897

Dorsey Wright Momentum ETF	1,085,283,703	1,088,944,648

Global Listed Private Equity ETF	80,135,947	83,892,755

Golden Dragon China ETF	63,029,934	63,875,035

MSCI Sustainable Future ETF	67,733,271	77,837,248

S&P 500 BuyWrite ETF	12,010,198	28,654,793

S&P 500® Quality ETF	3,562,806,976	3,095,710,666

S&P Spin-Off ETF	44,996,112	44,739,660

Water Resources ETF	734,642,912	737,990,560

WilderHill Clean Energy ETF	266,553,220	266,057,406

 For the fiscal year ended April 30, 2024, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

Aerospace & Defense ETF	$1,044,641,117	$388,579,475

Bloomberg Analyst Rating Improvers ETF	35,432,754	61,725,191

Dorsey Wright Momentum ETF	265,653,748	319,597,107

Global Listed Private Equity ETF	112,196,069	82,799,567

Golden Dragon China ETF	33,789,309	72,662,698

MSCI Sustainable Future ETF	7,411,958	66,343,543

S&P 500 BuyWrite ETF	21,006,297	18,655,885

S&P 500® Quality ETF	3,865,734,554	1,804,018,764

S&P Spin-Off ETF	8,769,919	16,627,630

Water Resources ETF	419,504,438	472,823,837

WilderHill Clean Energy ETF	309,814,690	420,472,707

 Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

 As of April 30, 2024, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

Aerospace & Defense ETF	$ 611,806,004	$(108,054,860)	$503,751,144	$2,751,004,936

Bloomberg Analyst Rating Improvers ETF	2,829,611	(5,126,696)	(2,297,085)	112,895,163

Dorsey Wright Momentum ETF	295,364,472	(30,395,168)	264,969,304	988,931,383

91

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

Global Listed Private Equity ETF	$29,298,034	$(40,322,204)	$(11,024,170)	$299,598,315

Golden Dragon China ETF	10,284,083	(98,520,243)	(88,236,160)	285,891,952

MSCI Sustainable Future ETF	15,019,298	(94,468,182)	(79,448,884)	296,821,687

S&P 500 BuyWrite ETF	23,616,054	(23,616,054)	-	97,665,712

S&P 500® Quality ETF	1,534,767,694	(246,895,269)	1,287,872,425	7,571,507,215

S&P Spin-Off ETF	13,303,082	(5,692,102)	7,610,980	52,599,695

Water Resources ETF	467,968,467	(31,475,367)	436,493,100	1,675,314,123

WilderHill Clean Energy ETF	11,536,264	(482,949,923)	(471,413,659)	862,706,046

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, passive foreign investment companies and return of capital, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2024, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Aerospace & Defense ETF	$436,924	$(143,116,995)	$142,680,071

Bloomberg Analyst Rating Improvers ETF	(13,695)	(18,628,601)	18,642,296

Dorsey Wright Momentum ETF	496,072	(59,522,846)	59,026,774

Global Listed Private Equity ETF	2,416,248	(3,528,382)	1,112,134

Golden Dragon China ETF	1,931,327	6,091,172	(8,022,499)

MSCI Sustainable Future ETF	222,752	5,248,597	(5,471,349)

S&P 500 BuyWrite ETF	-	-	-

S&P 500® Quality ETF	-	(364,260,709)	364,260,709

S&P Spin-Off ETF	-	(5,711,841)	5,711,841

Water Resources ETF	-	(161,522,633)	161,522,633

WilderHill Clean Energy ETF	6,380,047	158,634,188	(165,014,235)
NOTE 10–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Bloomberg Analyst Rating Improvers ETF and S&P 500 BuyWrite ETF. Interested Trustees do not receive any Trustees’ fees.

 The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 11–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

 To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in

92

immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

 Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

 Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 12–Stock Split

On June 22, 2023, the Board of Trustees approved a one-for-five reverse stock split for Global Listed Private Equity ETF. The effect of the reverse stock split was to decrease the number of shares outstanding of that Fund, whereby every five outstanding shares of the Fund were exchanged for one share effective after the close of business on July 14, 2023. The transaction did not change the net assets of the Fund or the net asset value of any shareholder’s investment in the Fund.

93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Aerospace & Defense ETF, Invesco Bloomberg Analyst Rating Improvers ETF, Invesco Dorsey Wright Momentum ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500® Quality ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF and Invesco WilderHill Clean Energy ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Aerospace & Defense ETF, Invesco Bloomberg Analyst Rating Improvers ETF, Invesco Dorsey Wright Momentum ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500® Quality ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF and Invesco WilderHill Clean Energy ETF (eleven of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations for the year ended April 30, 2024, the statements of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2024 and each of the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 27, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

94

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Invesco Bloomberg Analyst Rating Improvers ETF and Invesco S&P 500 BuyWrite ETF), you incur advisory fees and other Fund expenses. As a shareholder of Invesco Bloomberg Analyst Rating Improvers ETF or Invesco S&P 500 BuyWrite ETF, you incur a unitary management fee. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2023 through April 30, 2024.

In addition to the fees and expenses which the Invesco Global Listed Private Equity ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Aerospace & Defense ETF (PPA)

Actual	$1,000.00	$1,247.60	0.57%	$3.19

Hypothetical (5% return before expenses)	1,000.00	1,022.03	0.57	2.87

95

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Bloomberg Analyst Rating Improvers ETF (UPGD)

Actual	$1,000.00	$1,238.60	0.68%	$3.78

Hypothetical (5% return before expenses)	1,000.00	1,021.48	0.68	3.42

Invesco Dorsey Wright Momentum ETF (PDP)

Actual	1,000.00	1,260.70	0.61	3.43

Hypothetical (5% return before expenses)	1,000.00	1,021.83	0.61	3.07

Invesco Global Listed Private Equity ETF (PSP)

Actual	1,000.00	1,346.90	0.70	4.08

Hypothetical (5% return before expenses)	1,000.00	1,021.38	0.70	3.52

Invesco Golden Dragon China ETF (PGJ)

Actual	1,000.00	999.80	0.73	3.63

Hypothetical (5% return before expenses)	1,000.00	1,021.23	0.73	3.67

Invesco MSCI Sustainable Future ETF (ERTH)

Actual	1,000.00	1,037.60	0.74	3.75

Hypothetical (5% return before expenses)	1,000.00	1,021.18	0.74	3.72

Invesco S&P 500 BuyWrite ETF (PBP)

Actual	1,000.00	1,095.90	0.36	1.88

Hypothetical (5% return before expenses)	1,000.00	1,023.07	0.36	1.81

Invesco S&P 500® Quality ETF (SPHQ)

Actual	1,000.00	1,206.80	0.15	0.82

Hypothetical (5% return before expenses)	1,000.00	1,024.12	0.15	0.75

Invesco S&P Spin-Off ETF (CSD)

Actual	1,000.00	1,285.50	0.62	3.52

Hypothetical (5% return before expenses)	1,000.00	1,021.78	0.62	3.12

Invesco Water Resources ETF (PHO)

Actual	1,000.00	1,267.60	0.59	3.33

Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.59	2.97

Invesco WilderHill Clean Energy ETF (PBW)

Actual	1,000.00	826.30	0.64	2.91

Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.64	3.22

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2024. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

96

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2024:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*

Invesco Aerospace & Defense ETF	0%	100%	100%	0%	0%	0%

Invesco Bloomberg Analyst Rating Improvers ETF	9%	91%	89%	0%	0%	0%

Invesco Dorsey Wright Momentum ETF	0%	100%	100%	0%	0%	0%

Invesco Global Listed Private Equity ETF	0%	21%	10%	0%	1%	1%

Invesco Golden Dragon China ETF	0%	30%	1%	0%	0%	0%

Invesco MSCI Sustainable Future ETF	10%	68%	5%	0%	0%	0%

Invesco S&P 500 BuyWrite ETF	0%	0%	0%	0%	0%	0%

Invesco S&P 500® Quality ETF	0%	100%	100%	0%	0%	0%

Invesco S&P Spin-Off ETF	0%	100%	100%	0%	0%	0%

Invesco Water Resources ETF	0%	100%	100%	0%	0%	0%

Invesco WilderHill Clean Energy ETF	0%	9%	2%	0%	0%	0%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

97

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2024

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider) (1988-2001).	214	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

98

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, First Eagle Alternative Credit LLC (2020-2023), Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

99

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Member (2002-Present), Rockefeller Trust Committee; formerly, Trustee, Chikaming Open Lands (2014-2023); Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

100

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

101

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); Council on Children’s and Women’s Health (2012-Present); formerly, Governing Council Member (2016-2023) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

102

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

103

Trustees and Officers–(continued)

The President, Principal Executive Officer and the other executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below.

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Brian Hartigan–1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2023	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023-Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023-Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020-Present); Manager and President, Invesco Investment Advisers LLC (2020-Present) and and Manager, Invesco Indexing LLC (2023 – Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020-2023); Global Head of ETF Investments (2017-2020); Head of Investments-PowerShares (2015-2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010-2015).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer (2020-Present), Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

104

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal - ETFs and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC, Manager, Invesco Investment Advisers LLC (2024-Present); formerly, Assistant Secretary, Invesco Investment Advisers LLC (2020-2024); Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

105

Trustees and Officers–(continued)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

106

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2024, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Bloomberg Analyst Rating Improvers ETF

Invesco Bloomberg MVP Multi-factor ETF

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Next Gen Connectivity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Communication  Services ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® GARP ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2023, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

107

Approval of Investment Advisory Contracts–(continued)

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●	0.29% of the Fund’s average daily net assets for each of Invesco S&P 500 BuyWrite ETF and Invesco Bloomberg MVP Multi-factor ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® GARP ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

●

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median

Invesco Bloomberg Analyst Rating Improvers ETF			X

Invesco Bloomberg MVP Multi-factor ETF			X

Invesco Dow Jones Industrial Average Dividend ETF	X	X	X

Invesco NASDAQ Internet ETF			X

Invesco Next Gen Connectivity ETF	X	N/A	X

Invesco S&P 500 BuyWrite ETF	X	N/A	X

Invesco S&P 500® Equal Weight Communication Services ETF	X		X

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X

Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X

Invesco S&P 500® Equal Weight Energy ETF	X		X

Invesco S&P 500® Equal Weight ETF	X		X

Invesco S&P 500® Equal Weight Financials ETF	X		X

Invesco S&P 500® Equal Weight Health Care ETF	X		X

Invesco S&P 500® Equal Weight Industrials ETF	X		X

Invesco S&P 500® Equal Weight Materials ETF	X		X

Invesco S&P 500® Equal Weight Real Estate ETF			X

Invesco S&P 500® Equal Weight Technology ETF	X		X

Invesco S&P 500® Equal Weight Utilities ETF	X	X	X

Invesco S&P 500® Pure Growth ETF	X	X	X

Invesco S&P 500® Pure Value ETF			X

Invesco S&P 500® Top 50 ETF			X

Invesco S&P MidCap 400® GARP ETF			X

Invesco S&P MidCap 400® Pure Growth ETF			X

Invesco S&P MidCap 400® Pure Value ETF		X	X

Invesco S&P SmallCap 600® Pure Growth ETF			X

Invesco S&P SmallCap 600® Pure Value ETF		X	X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

108

Approval of Investment Advisory Contracts–(continued)

The Board noted that, effective March 25, 2023, Invesco Raymond James SB-1 Equity ETF converted to Invesco Bloomberg Analyst Rating Improvers ETF and the Fund’s management fee was reduced by 35 basis points. In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Bloomberg Analyst Rating Improvers ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco S&P 500® Equal Weight ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

109

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2024, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco AI and Next Gen Software ETF

Invesco Biotechnology & Genome ETF

Invesco Building & Construction ETF

Invesco BuyBack AchieversTM ETF

Invesco Dividend AchieversTM ETF

Invesco Dorsey Wright Basic Materials Momentum ETF

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF

Invesco Dorsey Wright Consumer Staples Momentum ETF

Invesco Dorsey Wright Energy Momentum ETF

Invesco Dorsey Wright Financial Momentum ETF

Invesco Dorsey Wright Healthcare Momentum ETF

Invesco Dorsey Wright Industrials Momentum ETF

Invesco Dorsey Wright Momentum ETF

Invesco Dorsey Wright Technology Momentum ETF

Invesco Dorsey Wright Utilities Momentum ETF

Invesco Energy Exploration & Production ETF

Invesco Financial Preferred ETF

Invesco Food & Beverage ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco Large Cap Growth ETF

Invesco Large Cap Value ETF

Invesco Leisure and Entertainment ETF

Invesco MSCI Sustainable Future ETF

Invesco Next Gen Media and Gaming ETF

Invesco Oil & Gas Services ETF

Invesco Pharmaceuticals ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Semiconductors ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2023, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration

110

Approval of Investment Advisory Contracts–(continued)

statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function. Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2026, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dorsey Wright Basic Materials Momentum ETF, Invesco Dorsey Wright Consumer Cyclicals Momentum ETF, Invesco Dorsey Wright Consumer Staples Momentum ETF, Invesco Dorsey Wright Energy Momentum ETF, Invesco Dorsey Wright Financial Momentum ETF, Invesco Dorsey Wright Healthcare Momentum ETF, Invesco Dorsey Wright Industrials Momentum ETF, Invesco Dorsey Wright Technology Momentum ETF and Invesco Dorsey Wright Utilities Momentum ETF; and

●

0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco AI and Next Gen Software ETF, Invesco Biotechnology & Genome ETF, Invesco Building & Construction ETF, Invesco BuyBack AchieversTM ETF, Invesco Dorsey Wright Momentum ETF, Invesco Energy Exploration & Production ETF, Invesco Financial Preferred ETF, Invesco Food & Beverage ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco Large Cap Growth ETF, Invesco Large Cap Value ETF, Invesco Leisure and Entertainment ETF, Invesco MSCI

111

Approval of Investment Advisory Contracts–(continued)

Sustainable Future ETF, Invesco Next Gen Media and Gaming ETF, Invesco Oil & Gas Services ETF, Invesco Pharmaceuticals ETF, Invesco Semiconductors ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco AI and Next Gen Software ETF	X	N/A	X

Invesco Biotechnology & Genome ETF			X

Invesco Building & Construction ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF			X

Invesco Dorsey Wright Basic Materials Momentum ETF			X

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF			X

Invesco Dorsey Wright Consumer Staples Momentum ETF	X		X

Invesco Dorsey Wright Energy Momentum ETF			X

Invesco Dorsey Wright Financial Momentum ETF			X

Invesco Dorsey Wright Healthcare Momentum ETF			X

Invesco Dorsey Wright Industrials Momentum ETF			X

Invesco Dorsey Wright Momentum ETF			X

Invesco Dorsey Wright Technology Momentum ETF			X

Invesco Dorsey Wright Utilities Momentum ETF			X

Invesco Energy Exploration & Production ETF			X

Invesco Financial Preferred ETF			X

Invesco Food & Beverage ETF	X		X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF	X	N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF			X

Invesco International Dividend AchieversTM ETF	X		X

Invesco Large Cap Growth ETF			X

Invesco Large Cap Value ETF			X

Invesco Leisure and Entertainment ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco Next Gen Media and Gaming ETF			X

Invesco Oil & Gas Services ETF			X

Invesco Pharmaceuticals ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

112

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF			X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Semiconductors ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the licensing fees paid by the Funds and noted those Funds for which license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco AI and Next Gen Software ETF	X	N/A	X

Invesco Biotechnology & Genome ETF			X

Invesco Building & Construction ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF		X	X

Invesco Dorsey Wright Basic Materials Momentum ETF			X

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF			X

Invesco Dorsey Wright Consumer Staples Momentum ETF			X

Invesco Dorsey Wright Energy Momentum ETF			X

Invesco Dorsey Wright Financial Momentum ETF			X

Invesco Dorsey Wright Healthcare Momentum ETF			X

Invesco Dorsey Wright Industrials Momentum ETF			X

Invesco Dorsey Wright Momentum ETF		X	X

Invesco Dorsey Wright Technology Momentum ETF			X

Invesco Dorsey Wright Utilities Momentum ETF			X

Invesco Energy Exploration & Production ETF			X

Invesco Financial Preferred ETF			X

Invesco Food & Beverage ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF		N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF		X	X

113

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco International Dividend AchieversTM ETF			X

Invesco Large Cap Growth ETF			X

Invesco Large Cap Value ETF		X	X

Invesco Leisure and Entertainment ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco Next Gen Media and Gaming ETF			X

Invesco Oil & Gas Services ETF			X

Invesco Pharmaceuticals ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF			X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Semiconductors ETF			X

Invesco Water Resources ETF		X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Energy Exploration & Production ETF’s, Invesco Global Listed Private Equity ETF’s, Invesco Large Cap Value ETF’s and Invesco Oil & Gas Services ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco FTSE RAFI US 1000 ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose.

114

Approval of Investment Advisory Contracts–(continued)

Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

115

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2024 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-4	invesco.com/ETFs

Invesco Annual Report to Shareholders April 30, 2024

PWB	Invesco Large Cap Growth ETF

PWV	Invesco Large Cap Value ETF

EQWL	Invesco S&P 100 Equal Weight ETF

SPGP	Invesco S&P 500 GARP ETF

SPVM	Invesco S&P 500 Value with Momentum ETF

XMMO	Invesco S&P MidCap Momentum ETF

XMHQ	Invesco S&P MidCap Quality ETF

XMVM	Invesco S&P MidCap Value with Momentum ETF

XSMO	Invesco S&P SmallCap Momentum ETF

XSVM	Invesco S&P SmallCap Value with Momentum ETF

CZA	Invesco Zacks Mid-Cap ETF

CVY	Invesco Zacks Multi-Asset Income ETF

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications electronically instead of by mail, you may make that request by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. If you do not make this request or enroll in e-delivery, you will receive future shareholder reports and other communications by mail.

2

The Market Environment

Domestic Equity

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March 2023 banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies exceeding earnings and revenue estimates. Facing persistently strong employment data, the US Federal Reserve (the Fed) raised the federal funds rate by 0.25% at its May 2023 meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, in July 2023, the Consumer Price Index (CPI) rose by 0.2% and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%.1 The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak of 9.1%.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,“1 which prompted a strong equity rally into 2023 year-end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

US equity markets rallied in the first quarter of 2024. In February, the S&P 500 Index closed above the 5,000 milestone for the first time.3 The US economy defied recession predictions, achieving a growth rate of 2.5% in 2023 and the labor market remained robust, with continued payroll gains and unemployment still historically low – below 4%.2 Inflation, however, remained persistent. January and February increases in the CPI were higher than expected, leading the Fed to defer its proposed interest rate cuts to the second half of 2024.1

Still, investors were mostly pleased by corporate earnings growth, except for three of the so-called “Magnificent Seven” stocks. Apple, Alphabet and Tesla’s stock prices suffered due to disappointing earnings, sales and revenue, or weak forward guidance. Although the stock market had a strong start in 2024, the stock market retreated in April. As consumer spending and a strong labor market were driving economic activity, inflation and interest rate concerns persisted and investors feared another delay in expected rate cuts by the Fed, or worse, rate hikes.

Despite continued higher rates and increased market volatility, US stocks for the fiscal year had strong positive returns of 22.66%, as measured by the S&P 500 Index.4

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Bloomberg LP
[4]	Source: Morningstar Direct

3

PWB	Management’s Discussion of Fund Performance
Invesco Large Cap Growth ETF (PWB)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Dynamic Large Cap Growth ETF to Invesco Large Cap Growth ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Large Cap Growth IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is comprised of large-capitalization U.S. growth stocks that the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest (by market capitalization) and most liquid U.S. stocks traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market for investment potential using a proprietary Index Provider Intellidex model. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 30.17%. On a net asset value (“NAV”) basis, the Fund returned 30.13%. During the same time period, the Index returned 30.85%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Russell 1000® Growth Index returned 31.80%.

For the fiscal year ended April 30, 2024, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and communication services sectors, respectively. The energy sector detracted most significantly from the Fund’s return. No other sectors detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Eli Lilly and Co., a health care company (portfolio average weight of 3.45%), and NVIDIA Corp., an information technology company (portfolio average weight of 2.37%). Positions that detracted most significantly from the Fund’s return during this period included NIKE, Inc. Class B, a consumer discretionary company (no longer held at fiscal year-end), and Exxon Mobil Corp., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Information Technology	38.46
Industrials	16.28
Consumer Discretionary	14.30
Communication Services	11.76
Financials	9.71
Health Care	4.80
Consumer Staples	3.33
Materials	1.38
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
NVIDIA Corp.	4.16
Alphabet, Inc., Class A	3.86
Broadcom, Inc.	3.54
Oracle Corp.	3.51
Amazon.com, Inc.	3.50
Eli Lilly and Co.	3.46
Mastercard, Inc., Class A	3.34
Costco Wholesale Corp.	3.33
Visa, Inc., Class A	3.26
Microsoft Corp.	3.23
Total	35.19

*	Excluding money market fund holdings.

4

Invesco Large Cap Growth ETF (PWB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Large Cap Growth IntellidexSM Index	30.85%	6.92%	22.22%	12.73%	82.05%	13.99%	270.26%	10.80%	613.70%
Russell 1000® Growth Index	31.80	8.48	27.67	16.46	114.25	15.48	321.72	11.94	767.44
Fund
NAV Return	30.13	6.33	20.22	12.09	76.97	13.33	249.35	10.11	533.46
Market Price Return	30.17	6.33	20.22	12.08	76.90	13.32	249.33	10.10	532.19

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

5

PWV	Management’s Discussion of Fund Performance
Invesco Large Cap Value ETF (PWV)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Dynamic Large Cap Value ETF to Invesco Large Cap Value ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Large Cap Value IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is comprised of large-capitalization U.S. value stocks that the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest (by market capitalization) and most liquid U.S. stocks traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market for investment potential using a proprietary Index Provider Intellidex model. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 21.21%. On a net asset value (“NAV”) basis, the Fund returned 21.14%. During the same time period, the Index returned 21.80%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Russell 1000® Value Index returned 13.42%.

For the fiscal year ended April 30, 2024, the financials sector contributed most significantly to the Fund’s return followed by the information technology and energy sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return. No other sectors detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Wells Fargo & Co., a financials company (portfolio average weight of 3.38%), and Dell Technologies, Inc. Class C, an information technology company (portfolio average weight of 1.12%). Positions that detracted most significantly from the Fund’s return during this period included United Parcel Service, Inc. Class B, an industrials company (no longer held at fiscal year-end), and Archer-Daniels-Midland Co., a consumer staples company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Financials	23.88
Energy	21.29
Health Care	17.02
Information Technology	11.17
Industrials	7.34
Communication Services	6.05
Consumer Discretionary	5.65
Utilities	4.84
Sector Types Each Less Than 3%	2.73
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Exxon Mobil Corp.	3.68
ConocoPhillips	3.66
Wells Fargo & Co.	3.66
Bank of America Corp.	3.48
JPMorgan Chase & Co.	3.41
Morgan Stanley	3.40
Chevron Corp.	3.35
Verizon Communications, Inc.	3.12
Cisco Systems, Inc.	3.11
Union Pacific Corp.	3.07
Total	33.94

*	Excluding money market fund holdings.

6

Invesco Large Cap Value ETF (PWV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Large Cap Value IntellidexSM Index	21.80%	10.11%	33.51%	11.38%	71.41%	9.37%	144.84%	10.00%	521.43%
Russell 1000® Value Index	13.42	5.17	16.31	8.60	51.03	8.43	124.70	7.62	308.26
Fund
NAV Return	21.14	9.48	31.23	10.74	66.54	8.75	131.27	9.32	451.46
Market Price Return	21.21	9.49	31.27	10.74	66.58	8.76	131.52	9.32	450.93

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

7

EQWL	Management’s Discussion of Fund Performance
Invesco S&P 100 Equal Weight ETF (EQWL)

As an index fund, the Invesco S&P 100 Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 100® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is an equal- weighted version of the S&P 100® Index. Unlike the S&P 100® Index, which employs a market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 18.28%. On a net asset value (“NAV”) basis, the Fund returned 18.19%. During the same time period, the Index returned 18.50%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 100® Index (the “Benchmark Index”) returned 26.56%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weight methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection within the communication services and consumer discretionary sectors and to the Fund’s underweight to the information technology sector.

For the fiscal year ended April 30, 2024, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and industrials sectors, respectively. The utilities sector detracted most significantly from the Fund’s return. No other sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included NVIDIA Corp., an information technology company (portfolio average weight of 1.16%), and Broadcom, Inc., an information technology company (portfolio average weight of 1.09%). Positions that detracted most significantly from the Fund’s return during this period included Walgreens Boots Alliance, Inc., a consumer staples company (no longer held at fiscal year-end), and Bristol-Myers Squibb Co., a health care company (portfolio average weight of 0.93%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Financials	18.63
Information Technology	13.81
Industrials	13.60
Health Care	13.31
Consumer Staples	11.42
Consumer Discretionary	9.93
Communication Services	8.85
Energy	3.32
Utilities	3.30
Sector Types Each Less Than 3%	3.76
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
3M Co.	1.23
General Electric Co.	1.23
NextEra Energy, Inc.	1.17
PayPal Holdings, Inc.	1.17
General Motors Co.	1.14
RTX Corp.	1.13
ConocoPhillips	1.13
Kraft Heinz Co. (The)	1.12
Goldman Sachs Group, Inc. (The)	1.11
Charles Schwab Corp. (The)	1.11
Total	11.54

*	Excluding money market fund holdings.

8

Invesco S&P 100 Equal Weight ETF (EQWL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 100® Equal Weight Index	18.50%	7.82%	25.34%	12.57%	80.74%	11.95%	209.23%	10.14%	437.52%
S&P 100® Index	26.56	9.52	31.36	14.71	98.60	13.23	246.38	10.08	432.51
Fund
NAV Return	18.19	7.54	24.37	12.29	78.55	11.66	201.23	9.69	400.92
Market Price Return	18.28	7.54	24.37	12.31	78.68	11.66	201.26	9.69	400.94

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.36% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 100® Equal Weight Index is comprised of the performance of the Dynamic Large Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through June 15, 2011, followed by the performance of the RAFI® Fundamental Large Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell Top 200® Equal Weight Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

9

SPGP	Management’s Discussion of Fund Performance
Invesco S&P 500 GARP ETF (SPGP)

As an index fund, the Invesco S&P 500 GARP ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® GARP Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 75 growth stocks in the S&P 500® Index that exhibit quality characteristics and have attractive valuation.

In selecting constituent securities for the Index, the Index Provider first identifies stocks that exhibit growth characteristics by calculating the growth score for each stock in the S&P 500® Index. A stock’s growth score is the average of its: (i) three-year earnings per share (“EPS”) growth, calculated as a company’s three-year EPS compound annual growth rate and (ii) three-year sales per share (“SPS”) growth, calculated as a company’s three-year SPS compound annual growth rate. After adjusting for outliers, the stocks are ranked by growth score and the top 150 stocks remain eligible for inclusion in the Index.

The Index Provider then calculates a quality/value (“QV”) composite score for each of the remaining 150 stocks. A stock’s QV composite score is the average of its: (i) financial leverage ratio, calculated as a company’s latest total debt divided by its book value; (ii) return on equity, calculated as a company’s trailing 12-month EPS divided by its latest book value per share; and (iii) earnings-to-price ratio, calculated as a company’s trailing 12-month EPS divided by its price. In accordance with the Index methodology, the stocks are ranked by QV composite score and the top 75 stocks are included in the Index.

The Underlying Index components are weighted by growth score and no security will have a weight below 0.05% or above 5%. Additionally, each sector will be subject to a maximum weight of 40%. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 18.35%. On a net asset value (“NAV”) basis, the Fund returned 18.34%. During the same time period, the Index returned 18.79%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P 500® Index returned 22.66%.

For the fiscal year ended April 30, 2024, the information technology sector contributed most significantly to the Fund’s return, followed by the energy and consumer discretionary sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the consumer staples and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included KLA Corp., an information technology company (portfolio average weight of 1.73%), and Lam Research Corp., an information technology company (portfolio average weight of 1.60%). Positions that detracted most significantly from the Fund’s return during this period included Albemarle Corp., a materials company (portfolio average weight of 1.12%), and Moderna, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Energy	27.25
Information Technology	22.28
Materials	12.57
Consumer Discretionary	10.56
Health Care	8.04
Industrials	7.90
Financials	6.24
Sector Types Each Less Than 3%	5.13
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Diamondback Energy, Inc.	2.64
Steel Dynamics, Inc.	2.17
Marathon Petroleum Corp.	2.16
CF Industries Holdings, Inc.	2.04
KLA Corp.	1.91
Devon Energy Corp.	1.91
Coterra Energy, Inc.	1.87
NXP Semiconductors N.V.	1.85
Nucor Corp.	1.82
Valero Energy Corp.	1.75
Total	20.12

*	Excluding money market fund holdings.

10

Invesco S&P 500 GARP ETF (SPGP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 500® GARP Index	18.79%	7.20%	23.18%	14.49%	96.72%	14.71%	294.56%	15.35%	528.71%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	13.48	409.24
Fund
NAV Return	18.34	6.83	21.94	14.10	93.36	14.30	280.54	14.93	499.70
Market Price Return	18.35	6.79	21.79	14.11	93.45	14.30	280.67	14.94	500.30

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.34%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® GARP Index performance is comprised of the performance of the RAFI® Fundamental Large Growth Index from Fund inception through May 22, 2015, followed by the performance of the Russell Top 200® Pure Growth Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

11

SPVM	Management’s Discussion of Fund Performance
Invesco S&P 500 Value with Momentum ETF (SPVM)

As an index fund, Invesco S&P 500 Value with Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® High Momentum Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 100 stocks in the S&P 500® Index (the “Parent Index”) that have the highest “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its company’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price.

After ranking the constituent securities by value score, the Index Provider selects the 200 highest-ranking securities and calculates a momentum score for each security. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe. After ranking the remaining constituent universe by momentum score, the 100 highest-ranking securities are included in the Index and weighted by value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 14.54%. On a net asset value (“NAV”) basis, the Fund returned 14.43%. During the same time period, the Index returned 14.90%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Parent Index returned 22.66%.

For the fiscal year ended April 30, 2024, the financials sector contributed most significantly to the Fund’s return, followed by the energy and industrials sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return, followed by the communications services sector. No other sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Phillips 66, an energy company (portfolio average weight of 2.20%), and Marathon Petroleum Corp., an energy company (portfolio average weight of 2.32%). Positions that detracted most significantly from the Fund’s return during this period included Advance Auto Parts, Inc., a consumer discretionary company (no longer held at fiscal year-end), and Albemarle Corp., a materials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Financials	20.29
Energy	18.79
Utilities	11.11
Consumer Discretionary	10.88
Health Care	9.86
Materials	8.44
Industrials	6.58
Communication Services	5.73
Consumer Staples	5.00
Information Technology	3.24
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Valero Energy Corp.	2.48
Marathon Petroleum Corp.	2.00
Citigroup, Inc.	1.92
Cigna Group (The)	1.83
Phillips 66	1.82
Bunge Global S.A.	1.76
Capital One Financial Corp.	1.72
Kroger Co. (The)	1.62
BorgWarner, Inc.	1.46
EQT Corp.	1.41
Total	18.02

*	Excluding money market fund holdings.

12

Invesco S&P 500 Value with Momentum ETF (SPVM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 500® High Momentum Value Index	14.90%	5.97%	18.98%	8.87%	52.92%	9.15%	140.05%	11.03%	284.73%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	13.48	409.24
Fund
NAV Return	14.43	5.56	17.64	8.45	50.01	8.74	131.06	10.61	266.31
Market Price Return	14.54	5.57	17.67	8.47	50.14	8.74	131.25	10.63	267.07

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.52% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® High Momentum Value Index performance is comprised of the performance of the RAFI® Fundamental Large Value Index from Fund inception through May 22, 2015, followed by the performance of the Russell Top 200® Pure Value Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

13

XMMO	Management’s Discussion of Fund Performance
Invesco S&P MidCap Momentum ETF (XMMO)

As an index fund, Invesco S&P MidCap Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P MidCap 400® Index (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Parent Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. Approximately 80 of the securities with the highest momentum score are included in the Index. The Index uses a modified market capitalization-weighted strategy and weights securities by multiplying each security’s market capitalization and momentum score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 45.63%. On a net asset value (“NAV”) basis, the Fund returned 45.62%. During the same time period, the Index returned 46.18%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Parent Index returned 16.82%.

For the fiscal year ended April 30, 2024, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and consumer discretionary sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the health care and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Super Micro Computer, Inc., an information technology company (no longer held at fiscal year-end) and Deckers Outdoor Corp., a consumer discretionary company (no longer held at fiscal year-end).

Positions that detracted most significantly from the Fund’s return during this period included Iridium Communications, Inc., a communication services company (no longer held at fiscal year-end), and Penumbra, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Industrials	38.61
Information Technology	15.14
Consumer Discretionary	14.57
Consumer Staples	8.38
Financials	6.81
Utilities	5.49
Materials	4.07
Health Care	3.74
Sector Types Each Less Than 3%	3.14
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Vistra Corp.	5.49
EMCOR Group, Inc.	2.75
Manhattan Associates, Inc.	2.74
Lennox International, Inc.	2.73
Owens Corning	2.52
XPO, Inc.	2.37
TopBuild Corp.	2.36
Toll Brothers, Inc.	2.21
Williams-Sonoma, Inc.	2.20
Wingstop, Inc.	2.07
Total	27.44

*	Excluding money market fund holdings.

14

Invesco S&P MidCap Momentum ETF (XMMO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P MidCap 400® Momentum Index	46.18%	9.73%	32.11%	14.38%	95.78%	14.93%	302.03%	12.04%	783.37%
S&P MidCap 400® Index	16.82	3.25	10.06	9.47	57.19	9.48	147.32	9.50	468.76
Fund
NAV Return	45.60	9.34	30.73	13.97	92.28	14.52	287.84	11.50	705.55
Market Price Return	45.63	9.34	30.73	13.96	92.24	14.53	288.26	11.50	704.57

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.34%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® Momentum Index is comprised of the performance of the Dynamic Mid Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through June 15, 2011, followed by the performance of the RAFI® Fundamental Mid Growth Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell Midcap Pure Growth Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

15

XMHQ	Management’s Discussion of Fund Performance
Invesco S&P MidCap Quality ETF (XMHQ)

As an index fund, Invesco S&P MidCap Quality ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) first calculates the quality score of each security in the S&P MidCap 400® Index (the “Parent Index”). Each component stock’s quality score is based on a composite of the following three fundamental measures: (1) return-on-equity (calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share); (2) accruals ratio (computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years); and (3) financial leverage ratio (calculated as the company’s latest total debt divided by the company’s book value). Based on this criteria, the Index Provider selects the 80 stocks from the Parent Index with the highest quality score for inclusion in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 40.00%. On a net asset value (“NAV”) basis, the Fund returned 39.91%. During the same time period, the Index returned 40.30%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Parent Index returned 16.82%.

For the fiscal year ended April 30, 2024, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. The communication services sector detracted most significantly from the Fund’s return. No other sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Super Micro Computer, Inc., an information technology company (no longer held at fiscal year-end), and Williams-Sonoma, Inc., a consumer discretionary company (portfolio average weight of 2.54%). Positions that detracted most significantly from the Fund’s return during this period included Lattice Semiconductor Corp., an information technology company (portfolio average weight of 2.18%), and Cognex Corp., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Industrials	32.77
Consumer Discretionary	15.81
Financials	14.30
Energy	10.42
Information Technology	8.81
Materials	7.58
Health Care	5.07
Consumer Staples	4.10
Real Estate	1.09
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Williams-Sonoma, Inc.	3.83
Manhattan Associates, Inc.	3.44
Carlisle Cos., Inc.	2.99
EMCOR Group, Inc.	2.88
Reliance, Inc.	2.66
Celsius Holdings, Inc.	2.50
Medpace Holdings, Inc.	2.38
Watsco, Inc.	2.27
Owens Corning	2.26
Southwestern Energy Co.	2.13
Total	27.34

*	Excluding money market fund holdings.

16

Invesco S&P MidCap Quality ETF (XMHQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P MidCap 400® Quality Index	40.30%	11.18%	37.44%	16.92%	118.50%	12.73%	231.30%	10.10%	433.87%
S&P MidCap 400® Index	16.82	3.25	10.06	9.47	57.19	9.48	147.32	9.19	362.37
Fund
NAV Return	39.91	10.91	36.44	16.63	115.82	12.45	223.29	9.66	398.56
Market Price Return	40.00	10.89	36.37	16.65	116.01	12.47	223.96	9.67	399.02

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.33% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® Quality Index is comprised of the performance of the Dynamic Mid Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through June 15, 2011, followed by the performance of the RAFI® Fundamental Mid Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell Midcap Equal Weight Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

17

XMVM	Management’s Discussion of Fund Performance
Invesco S&P MidCap Value with Momentum ETF (XMVM)

As an index fund, Invesco S&P MidCap Value with Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® High Momentum Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 80 stocks in the S&P MidCap 400® Index (the “Parent Index”) that have the highest “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its company’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price.

The Index Provider selects the 160 securities with the highest- ranking value scores and calculates a momentum score for each security. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe. The Index Provider then ranks the 160 remaining securities by momentum score and selects the 80 highest-ranking securities for inclusion in the Index. The component securities are weighted by value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 21.79%. On a net asset value (“NAV”) basis, the Fund returned 21.48%. During the same time period, the Index returned 21.98%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Parent Index returned 16.82%.

For the fiscal year ended April 30, 2024, the energy sector contributed most significantly to the Fund’s return, followed by the industrials and financials sectors, respectively. The communication services sector detracted most significantly from the Fund’s return. No other sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Builders FirstSource, Inc., an industrials company (no longer held at fiscal year-end), and PBF Energy, Inc. Class A, an energy company (portfolio average weight of 3.36%). Positions that detracted most significantly from the Fund’s return during this period included New York Community Bancorp, Inc., a financials company (portfolio average weight of 1.02%), and Foot Locker, Inc., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Consumer Discretionary	22.59
Financials	17.03
Energy	16.68
Industrials	14.19
Information Technology	10.89
Materials	8.47
Consumer Staples	5.18
Utilities	3.33
Health Care	1.64
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
PBF Energy, Inc., Class A	3.41
Avnet, Inc.	2.58
Arrow Electronics, Inc.	2.32
HF Sinclair Corp.	2.32
TD SYNNEX Corp.	2.25
AutoNation, Inc.	2.25
Taylor Morrison Home Corp., Class A	2.03
CNX Resources Corp.	2.00
Southwestern Energy Co.	1.93
Lithia Motors, Inc., Class A	1.92
Total	23.01

*	Excluding money market fund holdings.

18

Invesco S&P MidCap Value with Momentum ETF (XMVM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P MidCap 400® High Momentum Value Index	21.98%	5.20%	16.42%	11.75%	74.25%	9.54%	148.70%	9.02%	422.82%
S&P MidCap 400® Index	16.82	3.25	10.06	9.47	57.19	9.48	147.32	9.50	468.76
Fund
NAV Return	21.48	4.81	15.14	11.37	71.34	9.16	140.23	8.48	375.21
Market Price Return	21.79	4.78	15.03	11.41	71.66	9.18	140.61	8.48	375.25

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.40% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® High Momentum Value Index is comprised of the performance of the Dynamic Mid Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Value Index for the period June 15, 2011 through May 22, 2015, followed by the performance of the Russell MidCap® Pure Value Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

19

XSMO	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Momentum ETF (XSMO)

As an index fund, Invesco S&P SmallCap Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P SmallCap 600® Index (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Parent Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. Approximately 120 of the securities with the highest momentum score are included in the Index. The Index uses a modified market capitalization-weighted strategy and weights securities by multiplying each security’s market capitalization and momentum score, subject to security and sector constraints. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 29.79%. On a net asset value (“NAV”) basis, the Fund returned 29.51%. During the same time period, the Index returned 30.06%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Parent Index returned 12.55%.

For the fiscal year ended April 30, 2024, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and energy sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the communication services sector. No other sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included e.l.f. Beauty, Inc., a consumer staples company (portfolio no longer held at fiscal year-end) and Rambus, Inc., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Extreme Networks, Inc., an information technology company (no longer held at fiscal year-end), and O-I Glass, Inc., a materials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Industrials	32.60
Consumer Discretionary	16.70
Information Technology	14.19
Financials	11.73
Health Care	9.11
Materials	5.74
Energy	3.74
Sector Types Each Less Than 3%	6.19
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Abercrombie & Fitch Co., Class A	2.99
Boise Cascade Co.	2.56
Insight Enterprises, Inc.	2.36
Installed Building Products, Inc.	2.29
Mueller Industries, Inc.	2.14
Meritage Homes Corp.	2.02
Alpha Metallurgical Resources, Inc.	1.89
Fabrinet	1.85
Verra Mobility Corp., Class A	1.81
SPS Commerce, Inc.	1.75
Total	21.66

*	Excluding money market fund holdings.

20

Invesco S&P SmallCap Momentum ETF (XSMO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P SmallCap 600® Momentum Index	30.06%	5.34%	16.88%	10.55%	65.15%	10.29%	166.34%	8.26%	357.71%
S&P SmallCap 600® Index	12.55	(0.34)	(1.01)	7.08	40.76	8.48	125.68	8.67	391.42
Fund
NAV Return	29.51	4.91	15.45	10.11	61.84	10.02	159.79	7.80	321.40
Market Price Return	29.79	4.98	15.69	10.12	61.91	10.03	160.18	7.79	321.00

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2026. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.42% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P SmallCap 600® Momentum Index is comprised of the performance of the Dynamic Small Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through June 15, 2011, followed by the performance of the RAFI® Fundamental Small Growth Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell 2000® Pure Growth Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

21

XSVM	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Value with Momentum ETF (XSVM)

As an index fund, Invesco S&P SmallCap Value with Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® High Momentum Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 120 stocks in the S&P SmallCap 600® Index (the “Parent Index”) that have the highest “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its issuer’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price.

The Index Provider selects the 240 securities with the highest- ranking value scores and calculates a momentum score for each security. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe. The Index Provider then ranks the 240 securities by momentum score and selects the 120 highest-ranking securities for inclusion in the Index. The component securities are weighted by value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 24.11%. On a net asset value (“NAV”) basis, the Fund returned 23.95%. During the same time period, the Index returned 24.42%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Parent Index returned 12.55%.

For the fiscal year ended April 30, 2024, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and energy sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the health care and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Hibbett, Inc., a consumer discretionary company (portfolio average weight of 1.00%), and Green Brick Partners, Inc., a consumer discretionary company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Telephone and Data Systems, Inc., a communication services company (portfolio average weight of 0.49%), and O-I Glass, Inc., a materials company (portfolio average weight of 0.91%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Consumer Discretionary	22.44
Industrials	21.49
Financials	21.38
Energy	10.73
Materials	7.93
Information Technology	6.25
Consumer Staples	5.76
Sector Types Each Less Than 3%	3.94
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Jackson Financial, Inc., Class A	1.69
Vital Energy, Inc.	1.65
Kelly Services, Inc., Class A	1.59
Fresh Del Monte Produce, Inc.	1.57
DXP Enterprises, Inc.	1.49
Clearwater Paper Corp.	1.48
ScanSource, Inc.	1.42
StoneX Group, Inc.	1.39
EZCORP, Inc., Class A	1.36
Kohl’s Corp.	1.31
Total	14.95

*	Excluding money market fund holdings.

22

Invesco S&P SmallCap Value with Momentum ETF (XSVM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P SmallCap 600® High Momentum Value Index	24.42%	5.04%	15.91%	14.44%	96.30%	10.50%	171.46%	9.12%	432.19%
S&P SmallCap 600® Index	12.55	(0.34)	(1.01)	7.08	40.76	8.48	125.68	8.67	391.42
Fund
NAV Return	23.95	4.62	14.51	14.00	92.52	10.15	162.97	8.61	386.92
Market Price Return	24.11	4.61	14.49	14.03	92.80	10.16	163.18	8.61	386.89

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.36%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P SmallCap 600® High Momentum Value Index is comprised of the performance of the Dynamic Small Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Small Value Index for the period June 15, 2011 through May 22, 2015, followed by the performance of the Russell 2000® Pure Value Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2024.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

23

CZA	Management’s Discussion of Fund Performance
Invesco Zacks Mid-Cap ETF (CZA)

As an index fund, the Invesco Zacks Mid-Cap ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Zacks Mid-Cap Core Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, Zacks Investment Research, Inc. (the “Index Provider”) compiles and maintains the Index, which is composed of 100 securities that the Index Provider selects from a universe of mid-capitalization securities including common stocks, master limited partnerships (“MLPs”), ADRs, real estate investment trusts (“REITS”) and business development companies (“BDCs”). The depositary receipts included in the Index may be sponsored or unsponsored. The Index Provider seeks to identify companies with potentially superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including their high long-term earnings growth rate, price earnings ratio and short interest.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 13.31%. On a net asset value (“NAV”) basis, the Fund returned 13.31%. During the same time period, the Index returned 14.13%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned 16.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 808 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. mid-cap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the consumer discretionary sector during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection in, and an overweight to, the utilities sector and stock selection in the information technology sector.

For the fiscal year ended April 30, 2024, the industrials sector was the primary sector that contributed to the Fund’s return, followed by financials and information technology sectors, respectively. The greatest detractor from the Fund’s performance was the utilties sector, followed by the health care sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Westinghouse Air Brake Technologies Corp., an industrials company (no longer held at fiscal year-end), and Garmin Ltd., a consumer discretionary company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included FMC Corp., a materials company (no longer held at fiscal year-end), and W, Inc. ADR Class A, a financials company (no longer held at fiscal year-end).

24

Invesco Zacks Mid-Cap ETF (CZA) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Industrials	30.74
Financials	21.13
Information Technology	12.18
Real Estate	7.21
Materials	7.11
Utilities	6.75
Health Care	4.74
Consumer Staples	4.57
Consumer Discretionary	4.16
Communication Services	1.40
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Corning, Inc.	2.28
Hartford Financial Services Group, Inc. (The)	2.27
Wabtec Corp.	2.23
Willis Towers Watson PLC	2.04
Dover Corp.	2.00
Equity Residential	2.00
Zimmer Biomet Holdings, Inc.	1.93
DTE Energy Co.	1.82
Entergy Corp.	1.80
Veralto Corp.	1.78
Total	20.15

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Zacks Mid-Cap Core Index	14.13%	4.94%	15.56%	8.70%	51.78%	9.81%	154.85%	10.18%	423.66%
Russell Midcap® Index	16.35	2.41	7.41	9.06	54.25	9.40	145.60	8.59	308.49
Fund
NAV Return	13.31	4.21	13.16	7.93	46.47	9.07	138.16	9.35	360.33
Market Price Return	13.31	4.21	13.17	7.91	46.31	9.07	138.35	9.35	360.32

25

Invesco Zacks Mid-Cap ETF (CZA) (continued)

Guggenheim Mid-Cap Core ETF (Predecessor Fund) Inception: April 2, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.72%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

26

CVY	Management’s Discussion of Fund Performance
Invesco Zacks Multi-Asset Income ETF (CVY)

As an index fund, the Invesco Zacks Multi-Asset Income ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Zacks Multi-Asset Income Index (the “Index”). The Fund will invest at least 90% of its total assets in the securities that comprise the Index, as well as American Depositary Receipts (“ADRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, Zacks Investment Research, Inc. (the “Index Provider”) compiles and maintains the Index, which is composed of securities that the Index Provider selects from a universe of domestic and international companies listed on major U.S. exchanges. The Index Provider seeks to identify companies with potentially high income and superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including dividend yield and risk adjusted return. The securities comprising the Index include stocks of large, medium and small- sized companies and may include U.S. listed common stocks paying dividends, ADRs, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end funds and traditional preferred stocks.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2024, on a market price basis, the Fund returned 20.91%. On a net asset value (“NAV”) basis, the Fund returned 20.83%. During the same time period, the Index returned 21.40%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 22.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the information technology sector during the fiscal year ended April 30, 2024. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the information technology sector, along with its security selection in the communication services sector.

For the fiscal year ended April 30, 2024, the financials sector contributed most significantly to the Fund’s return, followed by the energy sector. The consumer staples sector detracted most significantly from the Fund’s return, followed by the health care sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2024, included Jackson Financial, Inc. Class A, a financials company (portfolio average weight of 0.57%), and Dick’s Sporting Goods, Inc., a consumer discretionary company (portfolio average weight of 0.97%). Positions that detracted most significantly from the Fund’s return during this period included Foot Locker, Inc., a consumer discretionary company (no longer held at fiscal year-end), and Nutrien Ltd., a materials company (portfolio average weight of 0.96%).

27

Invesco Zacks Multi-Asset Income ETF (CVY) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2024
Financials	29.96
Energy	27.45
Real Estate	9.64
Closed-End Funds	9.08
Materials	6.55
Consumer Discretionary	3.66
Sector Types Each Less Than 3%	13.53
Money Market Funds Plus Other Assets Less Liabilities	0.13

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2024
Security
Alliance Resource Partners L.P.	1.72
Black Stone Minerals L.P.	1.28
EOG Resources, Inc.	1.15
Dick’s Sporting Goods, Inc.	1.11
Suncor Energy, Inc.	1.11
Ovintiv, Inc.	1.09
Synchrony Financial	1.08
PBF Energy, Inc., Class A	1.08
Valero Energy Corp.	1.08
Bank of America Corp.	1.07
Total	11.77

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2024

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Zacks Multi-Asset Income Index	21.40%	5.77%	18.31%	6.82%	39.09%	4.74%	58.88%	5.78%	168.91%
S&P 500® Index	22.66	8.06	26.20	13.19	85.82	12.41	222.06	10.07	441.87
Fund
NAV Return	20.83	5.43	17.18	6.41	36.42	4.22	51.22	5.06	138.34
Market Price Return	20.91	5.46	17.27	6.43	36.53	4.23	51.34	5.06	138.66

28

Invesco Zacks Multi-Asset Income ETF (CVY) (continued)

Guggenheim Multi-Asset Income ETF (Predecessor Fund) Inception: September 21, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 1.06%, including acquired fund fees and expenses of 0.33%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

29

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 14, 2024, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2023 through December 31, 2023 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the end of an aggressive rate hike cycle, signs that inflation was abating and market liquidity was reverting to normal, and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

30

Invesco Large Cap Growth ETF (PWB)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Communication Services-11.76%
Alphabet, Inc., Class A(b)	190,294	$30,976,057
Meta Platforms, Inc., Class A	56,924	24,486,997
Netflix, Inc.(b)	46,692	25,710,483
Spotify Technology S.A. (Sweden)(b)	47,285	13,260,606

		94,434,143

Consumer Discretionary-14.30%
Amazon.com, Inc.(b)	160,726	28,127,050
Booking Holdings, Inc.	3,110	10,735,813
DoorDash, Inc., Class A(b)(c)	99,662	12,882,310
Hilton Worldwide Holdings, Inc.	58,393	11,519,771
lululemon athletica, inc.(b)(c)	25,886	9,334,492
Marriott International, Inc., Class A	47,374	11,186,423
MercadoLibre, Inc. (Brazil)(b)	6,614	9,647,842
Ross Stores, Inc.	79,675	10,321,896
TJX Cos., Inc. (The)	118,210	11,122,379

		114,877,976

Consumer Staples-3.33%
Costco Wholesale Corp.	37,006	26,751,637

Financials-9.71%
Allstate Corp. (The)	72,058	12,254,183
Mastercard, Inc., Class A	59,444	26,821,133
Progressive Corp. (The)	60,739	12,648,897
Visa, Inc., Class A(c)	97,598	26,215,799

		77,940,012

Health Care-4.80%
Eli Lilly and Co.	35,537	27,757,951
Vertex Pharmaceuticals, Inc.(b)	27,360	10,747,281

		38,505,232

Industrials-16.28%
AMETEK, Inc.	65,836	11,498,916
Cintas Corp.	18,724	12,326,758
Copart, Inc.(b)	237,199	12,882,278
Eaton Corp. PLC	41,686	13,266,986
Parker-Hannifin Corp.	22,153	12,071,391
Republic Services, Inc.	63,935	12,256,339
Trane Technologies PLC	41,674	13,224,827
Uber Technologies, Inc.(b)	150,247	9,956,869
Verisk Analytics, Inc.	46,311	10,093,946
W.W. Grainger, Inc.	12,306	11,338,133
Waste Management, Inc.	57,035	11,864,421

		130,780,864

Information Technology-38.46%
Adobe, Inc.(b)	49,556	22,936,003
Amphenol Corp., Class A	110,018	13,286,874

	Shares	Value
Information Technology-(continued)
Apple, Inc.	147,907	$25,192,999
Arista Networks, Inc.(b)(c)	44,332	11,373,818
Broadcom, Inc.	21,895	28,469,412
Cadence Design Systems, Inc.(b)	39,404	10,860,924
Lam Research Corp.	12,781	11,431,454
Microsoft Corp.	66,670	25,956,631
Motorola Solutions, Inc.	35,627	12,082,897
NVIDIA Corp.	38,665	33,407,333
Oracle Corp.	247,617	28,166,434
Palantir Technologies, Inc., Class A(b)(c)	491,834	10,805,593
Palo Alto Networks, Inc.(b)(c)	31,437	9,144,709
Roper Technologies, Inc.	21,152	10,818,402
Salesforce, Inc.	93,769	25,218,235
ServiceNow, Inc.(b)	15,287	10,598,936
Synopsys, Inc.(b)	21,003	11,143,982
Zscaler, Inc.(b)(c)	46,213	7,992,076

		308,886,712

Materials-1.38%
Sherwin-Williams Co. (The)	36,975	11,078,080

Total Common Stocks & Other Equity Interests (Cost $650,430,161)		803,254,656

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $471,270)	471,270	471,270

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.08% (Cost $650,901,431)		803,725,926

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.39%
Invesco Private Government Fund, 5.29%(d)(e)(f)	7,632,833	7,632,833
Invesco Private Prime Fund, 5.46%(d)(e)(f)	19,622,153	19,628,040

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $27,261,813)		27,260,873

TOTAL INVESTMENTS IN SECURITIES-103.47% (Cost $678,163,244)		830,986,799
OTHER ASSETS LESS LIABILITIES-(3.47)%		(27,873,590)

NET ASSETS-100.00%		$803,113,209

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Large Cap Growth ETF (PWB)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$158,266	$5,277,382	$(4,964,378)	$-	$-	$471,270	$9,190
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	6,733,945	210,164,196	(209,265,308)	-	-	7,632,833	339,048	*
Invesco Private Prime Fund	17,315,858	433,206,368	(430,901,238)	(910)	7,962	19,628,040	910,048	*

Total	$24,208,069	$648,647,946	$(645,130,924)	$(910)	$7,962	$27,732,143	$1,258,286

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco Large Cap Value ETF (PWV)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Communication Services-6.05%
Comcast Corp., Class A	670,312	$25,545,591
Verizon Communications, Inc.	689,380	27,223,616

		52,769,207

Consumer Discretionary-5.65%
D.R. Horton, Inc.	83,184	11,852,888
Ford Motor Co.	974,090	11,835,193
General Motors Co.	305,886	13,621,104
Lennar Corp., Class A	79,026	11,981,922

		49,291,107

Consumer Staples-1.48%
Target Corp.(b)	79,935	12,867,936

Energy-21.29%
Chevron Corp.	181,208	29,223,414
ConocoPhillips	254,669	31,991,520
Energy Transfer L.P.	815,062	12,820,925
EOG Resources, Inc.	105,494	13,938,922
Exxon Mobil Corp.	271,578	32,119,530
Kinder Morgan, Inc.	699,435	12,785,672
Marathon Petroleum Corp.	72,916	13,250,296
Phillips 66	84,562	12,110,124
Valero Energy Corp.	88,711	14,182,228
Williams Cos., Inc. (The)	349,818	13,419,018

		185,841,649

Financials-23.88%
Aflac, Inc.	151,465	12,670,047
American International Group, Inc.	175,152	13,190,697
Bank of America Corp.	821,658	30,409,563
Bank of New York Mellon Corp. (The)	217,468	12,284,767
Capital One Financial Corp.	86,855	12,457,613
Chubb Ltd.	47,648	11,847,199
CME Group, Inc., Class A	56,552	11,855,561
JPMorgan Chase & Co.	155,255	29,768,594
Morgan Stanley	326,973	29,702,227
Prudential Financial, Inc.	111,194	12,284,713
Wells Fargo & Co.	538,955	31,970,811

		208,441,792

Health Care-17.02%
Abbott Laboratories	239,405	25,369,748
AbbVie, Inc.	158,875	25,839,430
Centene Corp.(b)(c)	150,477	10,993,849
Cigna Group (The)	34,967	12,484,618
Elevance Health, Inc.	23,462	12,401,544
HCA Healthcare, Inc.	38,668	11,980,120
Johnson & Johnson	176,910	25,579,417
McKesson Corp.	23,560	12,656,667
Regeneron Pharmaceuticals, Inc.(c)	12,609	11,230,332

		148,535,725

	Shares	Value
Industrials-7.34%
FedEx Corp.	49,816	$13,040,833
PACCAR, Inc.	111,094	11,788,184
Union Pacific Corp.	112,977	26,793,625
United Rentals, Inc.	18,548	12,389,879

		64,012,521

Information Technology-11.17%
Cisco Systems, Inc.	578,022	27,155,473
Cognizant Technology Solutions Corp., Class A	155,510	10,213,897
Dell Technologies, Inc., Class C	145,223	18,100,595
International Business Machines Corp.	152,126	25,283,341
Micron Technology, Inc.	148,328	16,755,131

		97,508,437

Materials-1.25%
Nucor Corp.	64,845	10,928,328

Utilities-4.84%
Constellation Energy Corp.	90,869	16,896,182
PG&E Corp.	717,547	12,277,229
Southern Co. (The)(b)	178,008	13,083,588

		42,256,999

Total Common Stocks & Other Equity Interests (Cost $759,642,378)		872,453,701

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $342,537)	342,537	342,537

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $759,984,915)		872,796,238

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.17%
Invesco Private Government Fund, 5.29%(d)(e)(f)	2,875,620	2,875,620
Invesco Private Prime Fund, 5.46%(d)(e)(f)	7,389,607	7,391,824

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $10,268,177)		10,267,444

TOTAL INVESTMENTS IN SECURITIES-101.18% (Cost $770,253,092)		883,063,682
OTHER ASSETS LESS LIABILITIES-(1.18)%		(10,326,992)

NET ASSETS-100.00%		$872,736,690

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco Large Cap Value ETF (PWV)–(continued)

April 30, 2024

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$24,993,790	$(24,651,253)	$-	$-	$342,537	$16,257
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	189,143,940	(186,268,320)	-	-	2,875,620	202,842	*
Invesco Private Prime Fund	-	431,941,999	(424,553,315)	(733)	3,873	7,391,824	543,640	*

Total	$-	$646,079,729	$(635,472,888)	$(733)	$3,873	$10,609,981	$762,739

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P 100 Equal Weight ETF (EQWL)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-8.85%
Alphabet, Inc., Class A(b)	24,805	$4,037,758
Alphabet, Inc., Class C(b)	20,768	3,419,244
AT&T, Inc.	362,095	6,115,785
Charter Communications, Inc., Class A(b)	21,909	5,607,389
Comcast Corp., Class A	146,275	5,574,540
Meta Platforms, Inc., Class A	12,254	5,271,303
Netflix, Inc.(b)	10,279	5,660,029
T-Mobile US, Inc.	37,926	6,226,311
Verizon Communications, Inc.	156,949	6,197,916
Walt Disney Co. (The)	56,204	6,244,264

		54,354,539

Consumer Discretionary-9.93%
Amazon.com, Inc.(b)	35,307	6,178,725
Booking Holdings, Inc.	1,785	6,161,873
Ford Motor Co.	509,082	6,185,346
General Motors Co.	156,963	6,989,562
Home Depot, Inc. (The)	16,585	5,543,039
Lowe’s Cos., Inc.	25,593	5,834,948
McDonald’s Corp.	21,189	5,785,445
NIKE,Inc.,Class B	62,414	5,758,316
Starbucks Corp.	68,390	6,051,831
Tesla, Inc.(b)	35,368	6,482,247

		60,971,332

Consumer Staples-11.42%
Altria Group, Inc.	148,429	6,502,674
Coca-Cola Co. (The)	104,184	6,435,446
Colgate-Palmolive Co.	70,281	6,460,230
Costco Wholesale Corp.	8,573	6,197,422
Kraft Heinz Co. (The)	177,980	6,871,808
Mondelez International, Inc., Class A	86,614	6,231,011
PepsiCo, Inc.	38,122	6,706,041
Philip Morris International, Inc.	67,105	6,370,949
Procter & Gamble Co. (The)	38,665	6,310,128
Target Corp.	36,532	5,880,921
Walmart, Inc.	103,586	6,147,829

		70,114,459

Energy-3.32%
Chevron Corp.	41,364	6,670,773
ConocoPhillips	55,000	6,909,100
Exxon Mobil Corp.	57,338	6,781,365

		20,361,238

Financials-18.63%
American Express Co.	27,758	6,496,205
American International Group, Inc.	83,684	6,302,242
Bank of America Corp.	174,182	6,446,476
Bank of New York Mellon Corp. (The)	111,796	6,315,356
Berkshire Hathaway, Inc., Class B(b)	15,355	6,091,789
BlackRock, Inc.	7,411	5,592,637
Capital One Financial Corp.	45,121	6,471,705
Charles Schwab Corp. (The)	92,315	6,826,694
Citigroup, Inc.	107,826	6,612,969
Goldman Sachs Group, Inc. (The)	16,007	6,830,347
JPMorgan Chase & Co.	33,083	6,343,334
Mastercard, Inc., Class A	13,198	5,954,938

	Shares	Value
Financials-(continued)
MetLife, Inc.	87,281	$6,203,933
Morgan Stanley	71,247	6,472,078
PayPal Holdings, Inc.(b)	105,288	7,151,161
U.S. Bancorp	143,060	5,812,528
Visa, Inc., Class A(c)	22,120	5,941,653
Wells Fargo & Co.	108,973	6,464,278

		114,330,323

Health Care-13.31%
Abbott Laboratories	51,159	5,421,319
AbbVie, Inc.	34,821	5,663,287
Amgen, Inc.	22,616	6,195,427
Bristol-Myers Squibb Co.	115,047	5,055,165
CVS Health Corp.	82,597	5,592,643
Danaher Corp.	24,439	6,027,146
Eli Lilly and Co.	8,139	6,357,373
Gilead Sciences, Inc.	82,368	5,370,394
Johnson & Johnson	38,803	5,610,526
Medtronic PLC	72,843	5,844,922
Merck & Co., Inc.	50,207	6,487,748
Pfizer, Inc.	227,832	5,837,056
Thermo Fisher Scientific, Inc.	10,390	5,909,001
UnitedHealth Group, Inc.	13,031	6,303,095

		81,675,102

Industrials-13.60%
3M Co.	78,345	7,561,076
Boeing Co. (The)(b)	31,237	5,242,818
Caterpillar, Inc.	18,253	6,106,906
Deere & Co.	16,553	6,479,010
Emerson Electric Co.	56,450	6,084,181
FedEx Corp.	25,086	6,567,013
General Dynamics Corp.	22,861	6,563,165
General Electric Co.	46,505	7,525,439
Honeywell International, Inc.	30,830	5,941,866
Lockheed Martin Corp.	14,317	6,656,403
RTX Corp.	68,407	6,944,679
Union Pacific Corp.	24,670	5,850,737
United Parcel Service, Inc., Class B	40,201	5,928,843

		83,452,136

Information Technology-13.81%
Accenture PLC, Class A	16,379	4,928,605
Adobe, Inc.(b)	11,226	5,195,730
Advanced Micro Devices, Inc.(b)	29,843	4,726,534
Apple, Inc.	36,250	6,174,462
Broadcom, Inc.	4,746	6,171,081
Cisco Systems, Inc.	125,808	5,910,460
Intel Corp.	140,644	4,285,423
International Business Machines Corp.	31,596	5,251,255
Intuit, Inc.	9,512	5,950,897
Microsoft Corp.	15,244	5,934,947
NVIDIA Corp.	7,091	6,126,766
Oracle Corp.	55,258	6,285,597
QUALCOMM, Inc.	36,309	6,021,848
Salesforce, Inc.	20,273	5,452,221
Texas Instruments, Inc.	35,924	6,337,712

		84,753,538

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco S&P 100 Equal Weight ETF (EQWL)–(continued)

April 30, 2024

	Shares	Value
Materials-1.98%
Dow, Inc.(c)	109,999	$6,258,943
Linde PLC	13,411	5,913,715

		12,172,658

Real Estate-1.78%
American Tower Corp.	30,002	5,147,143
Simon Property Group, Inc.	40,996	5,761,168

		10,908,311

Utilities-3.30%
Duke Energy Corp.	65,503	6,436,325
NextEra Energy, Inc.	107,510	7,199,944
Southern Co. (The)(c)	89,862	6,604,857

		20,241,126

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $571,022,817)		613,334,762

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.65%
Invesco Private Government Fund, 5.29%(d)(e)(f)	4,551,231	$4,551,231
Invesco Private Prime Fund, 5.46%(d)(e)(f)	11,701,450	11,704,960

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $16,256,416)		16,256,191

TOTAL INVESTMENTS IN SECURITIES-102.58% (Cost $587,279,233)		629,590,953
OTHER ASSETS LESS LIABILITIES-(2.58)%		(15,856,693)

NET ASSETS-100.00%		$613,734,260

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$17,471	$10,292,897	$(10,310,368)	$-	$-	$-	$7,230
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,144,515	76,175,815	(75,769,099)	-	-	4,551,231	123,719	*
Invesco Private Prime Fund	10,657,324	149,775,236	(148,731,228)	(225)	3,853	11,704,960	331,489	*

Total	$14,819,310	$236,243,948	$(234,810,695)	$(225)	$3,853	$16,256,191	$462,438

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P 500 GARP ETF (SPGP)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Communication Services-1.52%
Alphabet, Inc., Class C(b)	440,061	$72,451,643

Consumer Discretionary-10.56%
D.R. Horton, Inc.	449,248	64,013,347
Lennar Corp., Class A	398,537	60,426,180
NVR, Inc.(b)	7,662	56,996,469
Pool Corp.(c)	182,152	66,035,564
PulteGroup, Inc.	678,530	75,601,813
Tapestry, Inc.	1,651,890	65,943,449
Tractor Supply Co.(c)	276,765	75,578,986
Ulta Beauty, Inc.(b)(c)	93,277	37,762,261

		502,358,069

Consumer Staples-2.68%
Archer-Daniels-Midland Co.	706,561	41,446,868
Bunge Global S.A.	487,423	49,600,165
Lamb Weston Holdings, Inc.	434,716	36,229,231

		127,276,264

Energy-27.25%
APA Corp.	1,974,723	62,085,291
Chevron Corp.	511,648	82,513,473
ConocoPhillips	630,007	79,141,479
Coterra Energy, Inc.(c)	3,243,247	88,735,238
Devon Energy Corp.	1,773,736	90,779,809
Diamondback Energy, Inc.	623,433	125,391,079
EOG Resources, Inc.	472,319	62,407,510
EQT Corp.(c)	2,011,610	80,645,445
Exxon Mobil Corp.(c)	547,104	64,705,990
Marathon Oil Corp.	3,073,921	82,534,779
Marathon Petroleum Corp.	565,140	102,697,241
Occidental Petroleum Corp.(c)	1,201,017	79,435,264
ONEOK, Inc.	896,390	70,922,377
Phillips 66	401,158	57,449,837
Pioneer Natural Resources Co.(c)	308,826	83,173,018
Valero Energy Corp.(c)	521,680	83,400,982

		1,296,018,812

Financials-6.24%
American International Group, Inc.	605,764	45,620,087
Capital One Financial Corp.	375,598	53,872,021
Discover Financial Services	439,997	55,760,820
Raymond James Financial, Inc.	397,053	48,440,466
Visa, Inc., Class A(c)	176,727	47,470,640
W.R. Berkley Corp.(c)	591,088	45,496,043

		296,660,077

Health Care-8.04%
Elevance Health, Inc.	93,648	49,500,460
Humana, Inc.(c)	81,846	24,724,858
IDEXX Laboratories, Inc.(b)(c)	75,658	37,281,236
Molina Healthcare, Inc.(b)(c)	169,201	57,883,662
Pfizer, Inc.	2,627,927	67,327,490
Regeneron Pharmaceuticals, Inc.(b)	72,225	64,327,919
Vertex Pharmaceuticals, Inc.(b)	206,509	81,118,800

		382,164,425

Industrials-7.90%
Copart, Inc.(b)	1,087,590	59,067,013

	Shares	Value
Industrials-(continued)
Deere & Co.(c)	179,572	$70,286,277
Expeditors International of Washington, Inc.	621,415	69,169,704
J.B. Hunt Transport Services, Inc.	269,641	43,835,537
Old Dominion Freight Line, Inc.	275,444	50,050,929
United Parcel Service, Inc., Class B	251,930	37,154,636
W.W. Grainger, Inc.	50,283	46,328,242

		375,892,338

Information Technology-22.28%
Adobe, Inc.(b)	80,721	37,360,100
Apple, Inc.	233,846	39,830,989
Applied Materials, Inc.	359,246	71,364,218
Arista Networks, Inc.(b)	257,309	66,015,197
Autodesk, Inc.(b)	242,977	51,717,654
Broadcom, Inc.	53,412	69,450,021
Enphase Energy, Inc.(b)(c)	721,467	78,466,751
Gartner, Inc.(b)	109,310	45,100,213
KLA Corp.	132,027	91,004,891
Lam Research Corp.	85,631	76,589,223
Microchip Technology, Inc.	536,831	49,377,715
Microsoft Corp.	116,552	45,377,190
NXP Semiconductors N.V. (China)	344,407	88,233,629
ON Semiconductor Corp.(b)	786,233	55,162,107
QUALCOMM, Inc.	330,617	54,832,830
Skyworks Solutions, Inc.	400,854	42,727,028
Teradyne, Inc.	450,361	52,385,992
Texas Instruments, Inc.	252,509	44,547,638

		1,059,543,386

Materials-12.57%
Albemarle Corp.(c)	566,342	68,136,606
Celanese Corp.(c)	404,564	62,145,076
CF Industries Holdings, Inc.(c)	1,225,337	96,764,863
DuPont de Nemours, Inc.	782,222	56,711,095
LyondellBasell Industries N.V., Class A	462,801	46,266,216
Mosaic Co. (The)	2,490,529	78,177,705
Nucor Corp.(c)	513,934	86,613,297
Steel Dynamics, Inc.	792,648	103,139,358

		597,954,216

Real Estate-0.93%
Public Storage(c)	170,825	44,320,546

Total Common Stocks & Other Equity Interests (Cost $4,292,879,148)		4,754,639,776

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $816,383)	816,383	816,383

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $4,293,695,531)		4,755,456,159

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P 500 GARP ETF (SPGP)–(continued)

April 30, 2024

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-6.21%
Invesco Private Government Fund, 5.29%(d)(e)(f)	90,700,379	$90,700,379
Invesco Private Prime Fund, 5.46%(d)(e)(f)	204,510,577	204,571,930

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $295,292,745)		295,272,309

TOTAL INVESTMENTS IN SECURITIES-106.20% (Cost $4,588,988,276)		5,050,728,468
OTHER ASSETS LESS LIABILITIES-(6.20)%		(294,869,361)

NET ASSETS-100.00%		$4,755,859,107

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$62,819,781	$(62,003,398)	$-	$-	$816,383	$48,753
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	72,100,398	952,807,302	(934,207,321)	-	-	90,700,379	3,547,732	*
Invesco Private Prime Fund	125,583,975	1,954,177,423	(1,875,228,874)	(14,034)	53,440	204,571,930	9,571,478	*

Total	$197,684,373	$2,969,804,506	$(2,871,439,593)	$(14,034)	$53,440	$296,088,692	$13,167,963

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P 500 Value with Momentum ETF (SPVM)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Communication Services-5.73%
Charter Communications, Inc., Class A(b)(c)	794	$203,216
Comcast Corp., Class A	8,673	330,528
Fox Corp., Class A(c)	14,700	455,847
Interpublic Group of Cos., Inc. (The)(c)	9,981	303,822
News Corp., Class A(c)	12,403	295,191
Omnicom Group, Inc.(c)	3,747	347,872
Verizon Communications, Inc.(c)	12,929	510,566

		2,447,042

Consumer Discretionary-10.88%
Best Buy Co., Inc.	7,044	518,720
BorgWarner, Inc.(c)	18,990	622,302
D.R. Horton, Inc.	3,179	452,976
eBay, Inc.	8,340	429,844
Lennar Corp., Class A	3,613	547,803
MGM Resorts International(b)(c)	8,459	333,623
NVR, Inc.(b)	39	290,115
PulteGroup, Inc.	5,361	597,323
Ralph Lauren Corp.	2,060	337,098
Tapestry, Inc.	12,895	514,768

		4,644,572

Consumer Staples-5.00%
Bunge Global S.A.	7,372	750,175
Kroger Co. (The)	12,513	692,970
Molson Coors Beverage Co., Class B(c)	6,451	369,384
Walmart, Inc.	5,412	321,202

		2,133,731

Energy-18.79%
APA Corp.	10,491	329,837
Baker Hughes Co., Class A	9,011	293,939
ConocoPhillips(c)	2,546	319,829
Coterra Energy, Inc.(c)	16,503	451,522
Diamondback Energy, Inc.(c)	2,709	544,861
EOG Resources, Inc.	2,807	370,889
EQT Corp.	15,039	602,914
Exxon Mobil Corp.(c)	4,074	481,832
Halliburton Co.(c)	8,303	311,113
Kinder Morgan, Inc.	20,696	378,323
Marathon Oil Corp.	18,778	504,189
Marathon Petroleum Corp.	4,703	854,629
ONEOK, Inc.	4,556	360,471
Phillips 66(c)	5,434	778,203
Pioneer Natural Resources Co.(c)	1,420	382,434
Valero Energy Corp.(c)	6,625	1,059,139

		8,024,124

Financials-20.29%
Aflac, Inc.	3,939	329,497
American International Group, Inc.	7,744	583,201
Arch Capital Group Ltd.(b)	4,193	392,213
Assurant, Inc.	2,234	389,610
Bank of New York Mellon Corp. (The)	9,978	563,657
Berkshire Hathaway, Inc., Class B(b)	1,150	456,240
Capital One Financial Corp.	5,131	735,939
Chubb Ltd.	1,513	376,192
Cincinnati Financial Corp.	4,273	494,343

	Shares	Value
Financials-(continued)
Citigroup, Inc.	13,381	$820,657
Everest Group Ltd.	1,296	474,867
Franklin Resources, Inc.	17,623	402,509
Globe Life, Inc.(c)	2,207	168,107
Hartford Financial Services Group, Inc. (The)	5,548	537,546
JPMorgan Chase & Co.	2,571	492,964
Loews Corp.	7,647	574,672
State Street Corp.	6,820	494,382
Travelers Cos., Inc. (The)	1,792	380,191

		8,666,787

Health Care-9.86%
Cardinal Health, Inc.	3,383	348,584
Cencora, Inc.	2,247	537,145
Cigna Group (The)	2,193	782,989
DaVita, Inc.(b)	2,831	393,537
Humana, Inc.(c)	737	222,640
Laboratory Corp. of America Holdings	1,197	241,040
McKesson Corp.	1,016	545,805
Molina Healthcare, Inc.(b)	825	282,233
Quest Diagnostics, Inc.	1,943	268,484
Universal Health Services, Inc., Class B	3,459	589,518

		4,211,975

Industrials-6.58%
Emerson Electric Co.(c)	4,705	507,105
FedEx Corp.	1,426	373,298
General Electric Co.	2,104	340,469
Jacobs Solutions, Inc.	2,328	334,138
PACCAR, Inc.	3,387	359,395
Snap-on, Inc.(c)	870	233,125
Stanley Black & Decker, Inc.(c)	3,257	297,690
Textron, Inc.	4,309	364,498

		2,809,718

Information Technology-3.24%
Cognizant Technology Solutions Corp., Class A	3,693	242,556
Hewlett Packard Enterprise Co.	31,618	537,506
HP, Inc.	11,822	332,080
Skyworks Solutions, Inc.	2,528	269,460

		1,381,602

Materials-8.44%
Celanese Corp.(c)	3,118	478,956
Dow, Inc.(c)	6,851	389,822
DuPont de Nemours, Inc.	7,275	527,438
Eastman Chemical Co.	4,242	400,614
International Paper Co.	10,731	374,941
LyondellBasell Industries N.V., Class A	4,343	434,170
Nucor Corp.(c)	2,709	456,548
Steel Dynamics, Inc.	4,153	540,388

		3,602,877

Utilities-11.11%
Ameren Corp.	3,606	266,375
Atmos Energy Corp.	2,504	295,222
CenterPoint Energy, Inc.(c)	9,651	281,230
Consolidated Edison, Inc.	4,031	380,526
Duke Energy Corp.	2,588	254,297
Edison International(c)	4,447	316,004

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P 500 Value with Momentum ETF (SPVM)–(continued)

April 30, 2024

	Shares	Value
Utilities-(continued)
Exelon Corp.	8,572	$322,136
NiSource, Inc.	11,994	334,153
NRG Energy, Inc.	5,205	378,247
PG&E Corp.	19,604	335,424
Pinnacle West Capital Corp.	4,753	350,059
PPL Corp.(c)	12,033	330,426
Public Service Enterprise Group, Inc.	5,269	363,983
Sempra	4,154	297,551
Xcel Energy, Inc.	4,466	239,958

		4,745,591

Total Common Stocks & Other Equity Interests (Cost $39,705,964)		42,668,019

Money Market Funds-0.19%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $80,646)	80,646	80,646

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.11% (Cost $39,786,610)		42,748,665

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-17.84%
Invesco Private Government Fund, 5.29%(d)(e)(f)	2,035,749	$2,035,749
Invesco Private Prime Fund, 5.46%(d)(e)(f)	5,583,218	5,584,893

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,621,167)		7,620,642

TOTAL INVESTMENTS IN SECURITIES-117.95% (Cost $47,407,777)		50,369,307
OTHER ASSETS LESS LIABILITIES-(17.95)%		(7,665,766)

NET ASSETS-100.00%		$42,703,541

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$22,944	$1,669,851	$(1,612,149)	$-	$-	$80,646	$3,249
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	11,605,166	(9,569,417)	-	-	2,035,749	20,632	*
Invesco Private Prime Fund	-	22,774,647	(17,188,044)	(525)	(1,185)	5,584,893	54,662	*

Total	$22,944	$36,049,664	$(28,369,610)	$(525)	$(1,185)	$7,701,288	$78,543

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P MidCap Momentum ETF (XMMO)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-0.94%
New York Times Co. (The), Class A	465,878	$20,046,730

Consumer Discretionary-14.57%
H&R Block, Inc.(b)	293,205	13,848,072
KB Home	228,024	14,766,834
Murphy USA, Inc.(b)	49,672	20,555,267
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	127,812	9,348,170
Skechers U.S.A., Inc., Class A(b)(c)	291,327	19,242,148
Taylor Morrison Home Corp., Class A(c)	294,911	16,517,965
Texas Roadhouse, Inc.	175,264	28,178,946
Toll Brothers, Inc.(b)	395,489	47,106,695
TopBuild Corp.(c)	124,221	50,268,512
Williams-Sonoma, Inc.(b)	163,864	46,992,918
Wingstop, Inc.	114,691	44,131,950

		310,957,477

Consumer Staples-8.38%
BellRing Brands, Inc.(c)	603,343	33,286,433
Casey’s General Stores, Inc.	66,937	21,391,727
Celsius Holdings, Inc.(b)(c)	303,835	21,654,320
Coca-Cola Consolidated, Inc.	18,109	14,958,034
e.l.f. Beauty, Inc.(c)	255,644	41,549,819
Sprouts Farmers Market, Inc.(b)(c)	343,625	22,689,559
US Foods Holding Corp.(c)	463,790	23,305,448

		178,835,340

Energy-2.20%
Antero Midstream Corp.	735,478	10,179,015
Equitrans Midstream Corp.	966,741	13,080,006
Weatherford International PLC(c)	192,597	23,808,841

		47,067,862

Financials-6.81%
Erie Indemnity Co., Class A(b)	72,365	27,691,191
Essent Group Ltd.	268,720	14,234,098
Evercore, Inc., Class A(b)	86,470	15,694,305
FirstCash Holdings, Inc.	84,673	9,566,356
Houlihan Lokey, Inc.(b)	113,628	14,486,434
Kinsale Capital Group, Inc.	51,604	18,745,153
MGIC Investment Corp.	982,671	19,928,568
Primerica, Inc.(b)	118,589	25,124,265

		145,470,370

Health Care-3.74%
Chemed Corp.	30,719	17,448,392
Neurocrine Biosciences, Inc.(c)	227,630	31,308,230
Tenet Healthcare Corp.(c)	276,334	31,029,545

		79,786,167

Industrials-38.61%
Acuity Brands, Inc.(b)	61,675	15,313,902
BWX Technologies, Inc.	282,590	27,063,644
Carlisle Cos., Inc.	102,355	39,739,329
Clean Harbors, Inc.(c)	117,590	22,277,425
Comfort Systems USA, Inc.	135,699	41,986,628
Core & Main, Inc., Class A(b)(c)	768,229	43,381,892
Crane Co.	174,749	24,466,607
Curtiss-Wright Corp.	119,561	30,299,149
EMCOR Group, Inc.	164,668	58,814,470

	Shares	Value
Industrials-(continued)
ESAB Corp.(b)	174,386	$18,463,990
Graco, Inc.	377,092	30,242,778
ITT, Inc.	215,845	27,917,392
Lennox International, Inc.(b)	125,895	58,342,261
Lincoln Electric Holdings, Inc.(b)	157,173	34,504,189
MSA Safety, Inc.	75,403	13,602,701
MSC Industrial Direct Co., Inc., Class A(b)	110,137	10,048,900
nVent Electric PLC	521,098	37,555,533
Owens Corning	320,100	53,844,021
Ryder System, Inc.	92,453	11,265,398
Saia, Inc.(c)	78,690	31,226,553
Science Applications International Corp.(b)	118,676	15,273,601
Simpson Manufacturing Co., Inc.	161,072	28,008,810
Trex Co., Inc.(b)(c)	298,503	26,432,441
Watsco, Inc.(b)	84,540	37,850,249
Watts Water Technologies, Inc., Class A(b)	55,658	11,045,887
Woodward, Inc.(b)	151,176	24,544,935
XPO, Inc.(c)	471,681	50,686,840

		824,199,525

Information Technology-15.14%
Blackbaud, Inc.(b)(c)	99,741	7,771,819
Commvault Systems, Inc.(c)	155,750	15,959,703
Crane NXT Co.(b)	137,879	8,384,422
Dropbox, Inc., Class A(b)(c)	688,013	15,934,381
Dynatrace, Inc.(b)(c)	640,520	29,021,961
GoDaddy, Inc., Class A(b)(c)	338,187	41,387,325
Kyndryl Holdings, Inc.(c)	524,536	10,312,378
Manhattan Associates, Inc.(c)	283,478	58,413,477
Onto Innovation, Inc.(b)(c)	201,923	37,454,697
Pure Storage, Inc., Class A(c)	603,658	30,424,363
Qualys, Inc.(b)(c)	137,319	22,507,957
Rambus, Inc.(c)	291,229	15,965,174
Teradata Corp.(c)	204,131	7,573,260
Vontier Corp.(b)	546,887	22,220,019

		323,330,936

Materials-4.07%
Eagle Materials, Inc.	125,680	31,509,233
NewMarket Corp.(b)	31,729	16,718,644
Reliance, Inc.	135,633	38,617,428

		86,845,305

Utilities-5.49%
Vistra Corp.(b)	1,546,887	117,315,910

Total Common Stocks & Other Equity Interests (Cost $2,002,631,404)		2,133,855,622

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $1,397,451)	1,397,451	1,397,451

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $2,004,028,855)		2,135,253,073

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P MidCap Momentum ETF (XMMO)–(continued)

April 30, 2024

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-5.44%
Invesco Private Government Fund, 5.29%(d)(e)(f)	32,506,254	$32,506,254
Invesco Private Prime Fund, 5.46%(d)(e)(f)	83,579,669	83,604,743

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $116,119,329)		116,110,997

TOTAL INVESTMENTS IN SECURITIES-105.45% (Cost $2,120,148,184)		2,251,364,070
OTHER ASSETS LESS LIABILITIES-(5.45)%		(116,426,090)

NET ASSETS-100.00%		$2,134,937,980

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$333,211	$63,109,288	$(62,045,048)	$-	$-	$1,397,451	$40,552
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	27,988,178	592,000,910	(587,482,834)	-	-	32,506,254	1,672,684	*
Invesco Private Prime Fund	71,341,758	1,110,727,312	(1,098,484,513)	(4,653)	24,839	83,604,743	4,483,665	*

Total	$99,663,147	$1,765,837,510	$(1,748,012,395)	$(4,653)	$24,839	$117,508,448	$6,196,901

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P MidCap Quality ETF (XMHQ)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Consumer Discretionary-15.81%
Boyd Gaming Corp.(b)	530,281	$28,375,336
Gentex Corp.(b)	1,497,349	51,359,071
Grand Canyon Education, Inc.(c)	230,995	30,033,970
Murphy USA, Inc.(b)	190,993	79,036,723
Polaris, Inc.(b)	400,455	34,102,748
Taylor Morrison Home Corp., Class A(b)(c)	731,937	40,995,791
Texas Roadhouse, Inc.	474,119	76,228,853
Toll Brothers, Inc.	721,755	85,968,238
TopBuild Corp.(c)	212,700	86,073,309
Williams-Sonoma, Inc.(b)	618,028	177,238,070
Wyndham Hotels & Resorts, Inc.(b)	582,436	42,814,870

		732,226,979

Consumer Staples-4.10%
Boston Beer Co., Inc. (The), Class A(b)(c)	63,981	17,812,950
Celsius Holdings, Inc.(b)(c)	1,622,723	115,651,468
Coca-Cola Consolidated, Inc.(b)	35,065	28,963,690
Lancaster Colony Corp.(b)	143,239	27,331,434

		189,759,542

Energy-10.42%
ChampionX Corp.(b)	1,539,072	51,666,647
CNX Resources Corp.(b)(c)	2,059,151	48,431,231
Matador Resources Co.(b)	779,002	48,531,825
PBF Energy, Inc., Class A(b)	1,266,815	67,483,235
Range Resources Corp.(b)	2,572,137	92,365,440
Southwestern Energy Co.(b)(c)	13,200,904	98,874,771
Weatherford International PLC(b)(c)	607,230	75,065,772

		482,418,921

Financials-14.30%
Affiliated Managers Group, Inc.(b)	295,817	46,177,034
American Financial Group, Inc.(b)	481,596	61,523,889
Erie Indemnity Co., Class A(b)	213,723	81,783,243
Essent Group Ltd.(b)	698,159	36,981,482
Evercore, Inc., Class A(b)	233,279	42,340,139
Federated Hermes, Inc., Class B	677,997	22,272,201
International Bancshares Corp.(b)	347,043	19,312,943
Kinsale Capital Group, Inc.	217,438	78,984,353
MGIC Investment Corp.	1,844,742	37,411,368
RenaissanceRe Holdings Ltd. (Bermuda)(b)	425,157	93,215,672
RLI Corp.	327,973	46,358,984
SEI Investments Co.(b)	795,560	52,467,182
Western Union Co. (The)(b)	3,251,682	43,702,606

		662,531,096

Health Care-5.07%
Chemed Corp.	113,102	64,241,936
Encompass Health Corp.	721,585	60,165,757
Medpace Holdings, Inc.(c)	284,093	110,327,517

		234,735,210

Industrials-32.77%
Acuity Brands, Inc.	217,291	53,953,355
Advanced Drainage Systems, Inc.(b)	625,873	98,262,061
AGCO Corp.(b)	452,369	51,656,016
Carlisle Cos., Inc.	357,253	138,703,477
Crane Co.(b)	358,118	50,140,101

	Shares	Value
Industrials-(continued)
Donaldson Co., Inc.(b)	850,483	$61,404,873
EMCOR Group, Inc.	372,824	133,161,548
ExlService Holdings, Inc.(b)(c)	1,142,256	33,125,424
Exponent, Inc.(b)	382,723	35,176,071
Fortune Brands Innovations, Inc.	889,626	65,031,661
Genpact Ltd.(b)	1,206,776	37,096,294
Graco, Inc.	1,097,349	88,007,390
Insperity, Inc.	256,209	26,371,592
Landstar System, Inc.	330,391	57,623,494
MSC Industrial Direct Co., Inc., Class A(b)	414,793	37,845,713
Owens Corning	621,608	104,560,682
Paylocity Holding Corp.(b)(c)	305,103	47,339,781
Science Applications International Corp.(b)	357,543	46,015,784
Terex Corp.(b)	535,818	30,032,599
Tetra Tech, Inc.(b)	371,044	72,249,688
Trex Co., Inc.(c)	726,798	64,357,963
UFP Industries, Inc.	387,780	43,702,806
Watsco, Inc.(b)	235,303	105,349,859
Watts Water Technologies, Inc., Class A	185,625	36,839,138

		1,518,007,370

Information Technology-8.81%
Belden, Inc.(b)	296,376	24,086,478
Crane NXT Co.(b)	380,417	23,133,158
IPG Photonics Corp.(b)(c)	204,110	17,141,158
Lattice Semiconductor Corp.(b)(c)	1,230,308	84,399,129
Manhattan Associates, Inc.(c)	774,823	159,660,027
Power Integrations, Inc.(b)	428,711	28,603,598
Qualys, Inc.(b)(c)	434,707	71,252,824

		408,276,372

Materials-7.58%
Ashland, Inc.(b)	341,219	32,528,407
Cabot Corp.	368,057	33,577,841
Eagle Materials, Inc.(b)	279,063	69,963,885
Greif, Inc., Class A(b)	167,851	10,285,909
NewMarket Corp.(b)	68,951	36,331,661
Olin Corp.	864,626	45,202,648
Reliance, Inc.	431,971	122,990,783

		350,881,134

Real Estate-1.09%
Apartment Income REIT Corp.	1,321,086	50,703,281

Total Common Stocks & Other Equity Interests (Cost $4,206,743,179)		4,629,539,905

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $2,553,691)	2,553,691	2,553,691

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $4,209,296,870)		4,632,093,596

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P MidCap Quality ETF (XMHQ)–(continued)

April 30, 2024

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-9.31%
Invesco Private Government Fund, 5.29%(d)(e)(f)	120,682,067	$120,682,067
Invesco Private Prime Fund, 5.46%(d)(e)(f)	310,316,135	310,409,230

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $431,143,054)		431,091,297

TOTAL INVESTMENTS IN SECURITIES-109.31% (Cost $4,640,439,924)		5,063,184,893
OTHER ASSETS LESS LIABILITIES-(9.31)%		(431,357,965)

NET ASSETS-100.00%		$4,631,826,928

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$547,107	$38,587,052	$(36,580,468)	$-	$-	$2,553,691	$47,092
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	29,590,609	836,037,151	(744,945,693)	-	-	120,682,067	3,269,665	*
Invesco Private Prime Fund	76,090,138	1,754,816,328	(1,520,465,465)	(46,991)	15,220	310,409,230	8,792,446	*

Total	$106,227,854	$2,629,440,531	$(2,301,991,626)	$(46,991)	$15,220	$433,644,988	$12,109,203

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P MidCap Value with Momentum ETF (XMVM)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Consumer Discretionary-22.59%
Adient PLC(b)	104,656	$3,126,075
Aramark	90,688	2,857,579
AutoNation, Inc.(b)(c)	30,041	4,841,107
Brunswick Corp.(c)	21,259	1,714,326
Carter’s, Inc.(c)	22,267	1,523,285
Goodyear Tire & Rubber Co. (The)(b)	226,748	2,711,906
Helen of Troy Ltd.(b)(c)	14,221	1,318,429
KB Home	57,425	3,718,843
Lear Corp.	20,619	2,595,314
Lithia Motors, Inc., Class A	16,217	4,125,280
Murphy USA, Inc.(c)	5,071	2,098,481
Penske Automotive Group, Inc.(c)	19,599	2,996,883
PVH Corp.	19,842	2,158,810
Taylor Morrison Home Corp., Class A(b)(c)	78,027	4,370,292
Thor Industries, Inc.(c)	24,905	2,476,055
Toll Brothers, Inc.	31,420	3,742,436
Valvoline, Inc.(b)	53,226	2,263,170

		48,638,271

Consumer Staples-5.18%
Ingredion, Inc.	18,519	2,122,092
Performance Food Group Co.(b)	46,185	3,135,038
Pilgrim’s Pride Corp.(b)(c)	80,089	2,884,806
US Foods Holding Corp.(b)	59,703	3,000,075

		11,142,011

Energy-16.68%
Chord Energy Corp.(c)	15,811	2,798,231
Civitas Resources, Inc.	38,533	2,772,835
CNX Resources Corp.(b)(c)	183,238	4,309,758
HF Sinclair Corp.	91,940	4,987,745
Matador Resources Co.	33,531	2,088,981
Murphy Oil Corp.	53,491	2,387,838
PBF Energy, Inc., Class A	137,829	7,342,151
Permian Resources Corp.	150,920	2,527,910
Range Resources Corp.(c)	70,739	2,540,237
Southwestern Energy Co.(b)	556,542	4,168,500

		35,924,186

Financials-17.03%
Affiliated Managers Group, Inc.	21,172	3,304,949
CNO Financial Group, Inc.	58,736	1,546,519
Essent Group Ltd.	48,272	2,556,968
First American Financial Corp.	28,180	1,509,603
Janus Henderson Group PLC	81,946	2,558,354
Jefferies Financial Group, Inc.	63,494	2,734,052
MGIC Investment Corp.	143,918	2,918,657
New York Community Bancorp, Inc.	386,568	1,024,405
Old Republic International Corp.	77,286	2,307,760
Reinsurance Group of America, Inc.	16,398	3,066,262
RenaissanceRe Holdings Ltd. (Bermuda)	11,477	2,516,332
Stifel Financial Corp.	28,611	2,286,591
Texas Capital Bancshares, Inc.(b)(c)	47,963	2,753,076
Unum Group	78,691	3,989,634
Voya Financial, Inc.	23,307	1,588,605

		36,661,767

	Shares	Value
Health Care-1.64%
Tenet Healthcare Corp.(b)	31,426	$3,528,826

Industrials-14.19%
AGCO Corp.	22,472	2,566,078
EnerSys	17,659	1,597,257
Fluor Corp.(b)	51,301	2,068,969
Kirby Corp.(b)	20,957	2,287,037
Knight-Swift Transportation Holdings, Inc.	31,679	1,464,520
MDU Resources Group, Inc.	136,724	3,377,083
Oshkosh Corp.	21,204	2,380,573
Owens Corning	11,857	1,994,466
Ryder System, Inc.	26,772	3,262,168
Science Applications International Corp.	11,952	1,538,222
Terex Corp.	48,683	2,728,682
Timken Co. (The)	22,612	2,017,443
UFP Industries, Inc.	15,068	1,698,164
Werner Enterprises, Inc.(c)	46,221	1,580,758

		30,561,420

Information Technology-10.89%
Amkor Technology, Inc.	57,944	1,874,488
Arrow Electronics, Inc.(b)	39,075	4,988,705
Avnet, Inc.	113,533	5,548,358
Belden, Inc.(c)	24,765	2,012,652
Kyndryl Holdings, Inc.(b)	89,492	1,759,413
TD SYNNEX Corp.	41,172	4,851,708
Vishay Intertechnology, Inc.(c)	104,142	2,409,846

		23,445,170

Materials-8.47%
Berry Global Group, Inc.	30,605	1,733,467
Cleveland-Cliffs, Inc.(b)	159,862	2,701,668
Commercial Metals Co.	69,082	3,712,467
Greif, Inc., Class A	36,248	2,221,277
Reliance, Inc.	6,505	1,852,103
United States Steel Corp.(c)	108,886	3,974,339
Westlake Corp.	13,852	2,041,231

		18,236,552

Utilities-3.33%
ALLETE, Inc.	33,059	1,957,754
NorthWestern Energy Group, Inc.	35,786	1,805,046
Vistra Corp.	44,937	3,408,022

		7,170,822

Total Common Stocks & Other Equity Interests (Cost $197,479,807)		215,309,025

Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $155,310)	155,310	155,310

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $197,635,117)		215,464,335

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P MidCap Value with Momentum ETF (XMVM)–(continued)

April 30, 2024

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-11.67%
Invesco Private Government Fund, 5.29%(d)(e)(f)	7,034,436	$7,034,436
Invesco Private Prime Fund, 5.46%(d)(e)(f)	18,088,618	18,094,045

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $25,130,562)		25,128,481

TOTAL INVESTMENTS IN SECURITIES-111.74% (Cost $222,765,679)		240,592,816
OTHER ASSETS LESS LIABILITIES-(11.74)%		(25,275,995)

NET ASSETS-100.00%		$215,316,821

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$234,059	$6,987,957	$(7,066,706)	$-	$-	$155,310	$8,265
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	10,391,714	114,126,951	(117,484,229)	-	-	7,034,436	330,320	*
Invesco Private Prime Fund	25,480,378	238,828,459	(246,214,796)	(1,719)	1,723	18,094,045	872,469	*

Total	$36,106,151	$359,943,367	$(370,765,731)	$(1,719)	$1,723	$25,283,791	$1,211,054

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P SmallCap Momentum ETF (XSMO)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communication Services-1.27%
CarGurus, Inc.(b)	80,103	$1,799,113
Yelp, Inc.(b)	83,715	3,368,692

		5,167,805

Consumer Discretionary-16.70%
Abercrombie & Fitch Co., Class A(b)	100,137	12,168,648
Adtalem Global Education, Inc.(b)	35,730	1,772,923
Century Communities, Inc.	33,649	2,669,039
G-III Apparel Group Ltd.(b)(c)	53,274	1,499,663
Green Brick Partners, Inc.(b)	33,851	1,832,355
Group 1 Automotive, Inc.(c)	11,220	3,298,904
Installed Building Products, Inc.(c)	39,414	9,291,062
M/I Homes, Inc.(b)	55,319	6,429,174
Meritage Homes Corp.	49,540	8,210,760
Patrick Industries, Inc.(c)	25,861	2,702,216
Shake Shack, Inc., Class A(b)	34,824	3,686,120
Stride, Inc.(b)(c)	47,610	3,177,967
Tri Pointe Homes, Inc.(b)	136,748	5,039,164
Upbound Group, Inc.	41,121	1,275,162
Urban Outfitters, Inc.(b)	57,337	2,233,850
Worthington Enterprises, Inc.	45,619	2,607,582

		67,894,589

Consumer Staples-2.15%
Andersons, Inc. (The)	37,715	2,072,062
Inter Parfums, Inc.(c)	14,065	1,636,885
John B. Sanfilippo & Son, Inc.	9,999	996,900
WD-40 Co.(c)	17,883	4,043,883

		8,749,730

Energy-3.74%
Archrock, Inc.	236,630	4,540,930
CONSOL Energy, Inc.	35,916	2,972,408
Dorian LPG Ltd.(c)	67,739	2,798,975
Liberty Energy, Inc., Class A(c)	140,508	3,091,176
Par Pacific Holdings, Inc.(b)	58,472	1,800,938

		15,204,427

Financials-11.73%
Artisan Partners Asset Management, Inc., Class A(c)	62,647	2,564,142
Assured Guaranty Ltd.	65,791	5,046,170
Bancorp, Inc. (The)(b)	43,165	1,292,360
Customers Bancorp, Inc.(b)(c)	30,516	1,393,666
Donnelley Financial Solutions, Inc.(b)	26,278	1,649,733
First Bancorp	161,578	2,787,220
Goosehead Insurance, Inc., Class A(b)(c)	43,258	2,461,813
HCI Group, Inc.	10,053	1,147,852
Mr. Cooper Group, Inc.(b)	91,797	7,086,728
NMI Holdings, Inc., Class A(b)	107,768	3,325,720
OFG Bancorp	50,138	1,810,483
Piper Sandler Cos.	14,577	2,854,031
PJT Partners, Inc., Class A(c)	20,253	1,913,706
PROG Holdings, Inc.	42,267	1,404,955
Radian Group, Inc.(c)	209,685	6,263,291
SiriusPoint Ltd. (Bermuda)(b)(c)	131,289	1,546,584
Stewart Information Services Corp.(c)	29,883	1,853,045

	Shares	Value
Financials-(continued)
WisdomTree, Inc.(c)	97,406	$866,913
World Acceptance Corp.(b)(c)	3,080	423,716

		47,692,128

Health Care-9.11%
Amphastar Pharmaceuticals, Inc.(b)(c)	52,589	2,169,296
ANI Pharmaceuticals, Inc.(b)	12,940	854,040
CorVel Corp.(b)(c)	10,522	2,513,180
Ensign Group, Inc. (The)	58,888	6,969,984
Glaukos Corp.(b)(c)	71,378	6,852,288
Innoviva, Inc.(b)(c)	61,766	933,284
Integer Holdings Corp.(b)(c)	49,009	5,470,874
National HealthCare Corp.(c)	24,740	2,248,124
RadNet, Inc.(b)	99,552	4,828,272
UFP Technologies, Inc.(b)(c)	8,101	1,668,320
Vericel Corp.(b)	55,551	2,548,124

		37,055,786

Industrials-32.60%
AAON, Inc.(c)	74,522	7,011,775
AAR Corp.(b)	27,641	1,911,099
AeroVironment, Inc.(b)(c)	26,883	4,295,635
Alamo Group, Inc.	11,867	2,306,707
American Woodmark Corp.(b)(c)	21,271	1,958,634
ArcBest Corp.	24,049	2,667,275
Arcosa, Inc.	51,703	3,930,462
Armstrong World Industries, Inc.	50,277	5,775,822
AZZ, Inc.	38,235	2,738,773
Boise Cascade Co.	78,642	10,401,977
CoreCivic, Inc.(b)(c)	112,960	1,683,104
Encore Wire Corp.	16,697	4,664,474
Enerpac Tool Group Corp.	42,560	1,516,413
Enpro, Inc.(c)	18,539	2,783,260
Federal Signal Corp.	87,063	7,078,222
Gibraltar Industries, Inc.(b)	42,297	3,022,544
GMS, Inc.(b)	50,130	4,638,028
Greenbrier Cos., Inc. (The)	32,499	1,605,126
Griffon Corp.	52,495	3,439,472
HNI Corp.	49,364	2,070,820
Insteel Industries, Inc.	17,470	560,787
MasterBrand, Inc.(b)	159,878	2,665,166
Matson, Inc.	57,760	6,225,373
Moog, Inc., Class A	40,017	6,365,504
Mueller Industries, Inc.	156,131	8,715,232
MYR Group, Inc.(b)	20,769	3,452,846
Powell Industries, Inc.(c)	18,308	2,618,044
Rush Enterprises, Inc., Class A	62,325	2,737,314
SkyWest, Inc.(b)	81,335	5,939,895
SPX Technologies, Inc.(b)(c)	46,599	5,676,224
Standex International Corp.	12,299	2,126,251
Tennant Co.	22,201	2,585,972
Verra Mobility Corp., Class A(b)	311,528	7,345,830

		132,514,060

Information Technology-14.19%
Arlo Technologies, Inc.(b)	141,917	1,756,932
Badger Meter, Inc.	28,562	5,224,561
DoubleVerify Holdings, Inc.(b)	165,874	4,860,108
ePlus, Inc.(b)(c)	35,916	2,761,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P SmallCap Momentum ETF (XSMO)–(continued)

April 30, 2024

	Shares	Value
Information Technology-(continued)
Fabrinet (Thailand)(b)(c)	43,409	$7,512,796
FormFactor, Inc.(b)	76,989	3,432,940
Insight Enterprises, Inc.(b)(c)	52,587	9,600,809
InterDigital, Inc.(c)	41,925	4,139,255
LiveRamp Holdings, Inc.(b)	69,633	2,235,916
N-able, Inc.(b)	63,009	772,490
OSI Systems, Inc.(b)	17,971	2,362,108
PC Connection, Inc.	12,488	773,881
Photronics, Inc.(b)	77,998	2,137,925
SPS Commerce, Inc.(b)	40,930	7,116,499
Veeco Instruments, Inc.(b)(c)	84,382	2,982,060

		57,669,502

Materials-5.74%
Alpha Metallurgical Resources, Inc.(c)	23,483	7,681,759
Carpenter Technology Corp.	42,905	3,676,958
Hawkins, Inc.(c)	31,290	2,370,843
Koppers Holdings, Inc.(c)	26,421	1,354,869
Materion Corp.(c)	17,972	2,065,702
Olympic Steel, Inc.	11,638	739,828
Warrior Met Coal, Inc.	79,391	5,426,375

		23,316,334

Real Estate-1.66%
St. Joe Co. (The)(c)	28,104	1,607,549
Tanger, Inc.	160,444	4,548,587
Whitestone REIT	52,441	603,072

		6,759,208

Utilities-1.11%
Otter Tail Corp.(c)	52,941	4,519,044

Total Common Stocks & Other Equity Interests (Cost $378,135,203)		406,542,613

	Shares	Value
Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $109,664)	109,664	$109,664

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.03% (Cost $378,244,867)		406,652,277

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-18.15%
Invesco Private Government Fund, 5.29%(d)(e)(f)	19,941,462	19,941,462
Invesco Private Prime Fund, 5.46%(d)(e)(f)	53,840,937	53,857,089

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $73,804,726)		73,798,551

TOTAL INVESTMENTS IN SECURITIES-118.18% (Cost $452,049,593)		480,450,828
OTHER ASSETS LESS LIABILITIES-(18.18)%		(73,925,536)

NET ASSETS-100.00%		$406,525,292

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$243,605	$10,067,594	$(10,201,535)	$-	$-	$109,664	$8,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P SmallCap Momentum ETF (XSMO)–(continued)

April 30, 2024

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$9,771,272	$119,284,248	$(109,114,058)	$-	$-	$19,941,462	$569,685	*
Invesco Private Prime Fund	31,554,662	267,750,476	(245,451,226)	(4,388)	7,565	53,857,089	1,519,347	*

Total	$41,569,539	$397,102,318	$(364,766,819)	$(4,388)	$7,565	$73,908,215	$2,097,885

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P SmallCap Value with Momentum ETF (XSVM)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Communication Services-2.04%
Marcus Corp. (The)(b)	371,389	$4,842,913
Scholastic Corp.	120,672	4,298,337
Telephone and Data Systems, Inc.	413,019	6,463,747

		15,604,997

Consumer Discretionary-22.44%
Academy Sports & Outdoors, Inc.(b)	87,718	5,113,959
American Axle & Manufacturing Holdings, Inc.(c)	1,045,557	7,674,388
Asbury Automotive Group, Inc.(b)(c)	38,589	8,112,951
Bloomin’ Brands, Inc.(b)	185,795	4,791,653
Caleres, Inc.(b)	213,818	7,874,917
Century Communities, Inc.	79,607	6,314,427
Ethan Allen Interiors, Inc.	171,571	4,845,165
G-III Apparel Group Ltd.(c)	147,578	4,154,321
Group 1 Automotive, Inc.(b)	31,934	9,389,235
Guess?, Inc.(b)	231,991	6,212,719
Haverty Furniture Cos., Inc., (Acquired 12/16/2022 - 04/19/2024; Cost $5,171,753)(b)(d)	167,826	5,169,041
Hibbett, Inc.(b)	87,351	7,533,150
Kohl’s Corp.(b)	419,101	10,033,278
La-Z-Boy, Inc.(b)	129,439	4,250,777
M/I Homes, Inc.(c)	54,966	6,388,149
Meritage Homes Corp.	38,771	6,425,906
Movado Group, Inc.(b)	199,878	5,090,893
ODP Corp. (The)(c)	177,913	9,057,551
Patrick Industries, Inc.(b)	58,921	6,156,655
Perdoceo Education Corp.(b)	246,836	4,517,099
Shoe Carnival, Inc.(b)	232,399	7,771,423
Signet Jewelers Ltd.(b)	51,211	5,020,214
Sonic Automotive, Inc., Class A(b)	136,963	7,921,940
Standard Motor Products, Inc.(b)	135,021	4,334,174
Tri Pointe Homes, Inc.(c)	206,186	7,597,954
Urban Outfitters, Inc.(c)	123,145	4,797,729
Winnebago Industries, Inc.(b)	77,083	4,746,771

		171,296,439

Consumer Staples-5.76%
Andersons, Inc. (The)	163,353	8,974,614
Cal-Maine Foods, Inc.	119,879	6,632,905
Central Garden & Pet Co., Class A(c)	157,757	5,589,330
Fresh Del Monte Produce, Inc.	468,529	11,980,287
PriceSmart, Inc.	67,713	5,456,991
Universal Corp.	104,422	5,370,423

		44,004,550

Energy-10.73%
California Resources Corp.(b)	87,709	4,636,298
CONSOL Energy, Inc.(b)	42,454	3,513,493
CVR Energy, Inc.(b)	225,435	6,848,715
Helix Energy Solutions Group, Inc.(c)	507,381	5,449,272
Liberty Energy, Inc., Class A(b)	299,334	6,585,348
Northern Oil and Gas, Inc.	124,882	5,093,937
Par Pacific Holdings, Inc.(c)	250,874	7,726,919
ProPetro Holding Corp.(c)	738,953	6,443,670
SM Energy Co.	147,922	7,172,738
Talos Energy, Inc.(b)(c)	444,130	5,853,633

	Shares	Value
Energy-(continued)
U.S. Silica Holdings, Inc.(c)	646,525	$9,975,881
Vital Energy, Inc.(b)(c)	237,511	12,592,833

		81,892,737

Financials-21.38%
Ambac Financial Group, Inc.(c)	568,421	8,213,683
Apollo Commercial Real Estate Finance, Inc.(b)	417,094	4,016,615
Arbor Realty Trust, Inc.(b)	399,247	5,122,339
Assured Guaranty Ltd.	84,183	6,456,836
Axos Financial, Inc.(b)(c)	112,827	5,710,175
Customers Bancorp, Inc.(c)	106,780	4,876,643
Ellington Financial, Inc.	371,672	4,251,928
Employers Holdings, Inc.	132,947	5,662,213
Enova International, Inc.(c)	129,264	7,824,350
EZCORP, Inc., Class A(b)(c)	948,087	10,409,995
First Commonwealth Financial Corp.	320,302	4,224,783
Franklin BSP Realty Trust, Inc.(b)	388,696	4,854,813
Genworth Financial, Inc., Class A(c)	1,648,169	9,773,642
Hilltop Holdings, Inc.	148,396	4,342,067
Jackson Financial, Inc., Class A(b)	189,419	12,941,106
Mr. Cooper Group, Inc.(b)(c)	80,631	6,224,713
Navient Corp.(b)	390,770	5,869,365
NMI Holdings, Inc., Class A(c)	159,007	4,906,956
PennyMac Mortgage Investment Trust(b)	351,309	4,865,630
PROG Holdings, Inc.	180,803	6,009,892
Radian Group, Inc.	210,652	6,292,175
Ready Capital Corp.(b)	690,929	5,886,715
SiriusPoint Ltd. (Bermuda)(c)	624,952	7,361,935
Stewart Information Services Corp.(b)	104,728	6,494,183
StoneX Group, Inc.(c)	145,932	10,594,663

		163,187,415

Health Care-1.38%
OraSure Technologies, Inc.(b)(c)	612,830	3,241,870
Owens & Minor, Inc.(b)(c)	295,751	7,316,880

		10,558,750

Industrials-21.49%
ABM Industries, Inc.	149,641	6,539,312
Allegiant Travel Co.(b)	98,785	5,389,710
American Woodmark Corp.(c)	62,573	5,761,722
Apogee Enterprises, Inc.	87,319	5,394,568
Astec Industries, Inc.	162,743	6,802,657
Boise Cascade Co.	43,321	5,730,069
CoreCivic, Inc.(c)	325,222	4,845,808
Deluxe Corp.	316,836	6,257,511
DNOW, Inc.(c)	610,177	8,609,598
DXP Enterprises, Inc.(c)	232,977	11,359,959
Encore Wire Corp.	23,298	6,508,529
Enviri Corp.(c)	972,390	7,565,194
GEO Group, Inc. (The)(b)(c)	630,405	9,367,818
GMS, Inc.(c)	70,072	6,483,062
Greenbrier Cos., Inc. (The)	195,201	9,640,977
Hillenbrand, Inc.(b)	144,538	6,897,353
Hub Group, Inc., Class A	129,838	5,222,084
Kelly Services, Inc., Class A	528,278	12,118,697
MasterBrand, Inc.(c)	349,349	5,823,648
Matson, Inc.	44,828	4,831,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P SmallCap Value with Momentum ETF (XSVM)–(continued)

April 30, 2024

	Shares	Value
Industrials-(continued)
MillerKnoll, Inc.	173,368	$4,408,748
SkyWest, Inc.(c)	95,638	6,984,443
Titan International, Inc.(b)(c)	445,202	4,906,126
Wabash National Corp.(b)	285,267	6,592,520

		164,041,675

Information Technology-6.25%
Benchmark Electronics, Inc.	323,760	9,780,790
PC Connection, Inc.	68,536	4,247,176
Photronics, Inc.(c)	202,472	5,549,757
Sanmina Corp.(b)(c)	141,469	8,582,924
ScanSource, Inc.(c)	259,832	10,814,208
Xerox Holdings Corp.(b)	658,685	8,753,924

		47,728,779

Materials-7.93%
Alpha Metallurgical Resources, Inc.(b)	14,769	4,831,235
Clearwater Paper Corp.(c)	250,994	11,304,770
Koppers Holdings, Inc.(b)	116,055	5,951,300
Metallus, Inc.(b)(c)	221,876	4,561,771
O-I Glass, Inc.(c)	522,342	7,814,236
Olympic Steel, Inc.	128,573	8,173,386
SunCoke Energy, Inc.	654,926	6,752,287
Sylvamo Corp.	95,700	5,981,250
Warrior Met Coal, Inc.	75,269	5,144,636

		60,514,871

	Shares	Value
Real Estate-0.52%
Service Properties Trust	642,663	$3,939,524

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.92% (Cost $685,950,623)		762,769,737

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-25.72%
Invesco Private Government Fund, 5.29%(e)(f)(g)	52,720,268	52,720,268
Invesco Private Prime Fund, 5.46%(e)(f)(g)	143,553,129	143,596,195

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $196,339,978)		196,316,463

TOTAL INVESTMENTS IN SECURITIES-125.64% (Cost $882,290,601)		959,086,200
OTHER ASSETS LESS LIABILITIES-(25.64)%		(195,721,521)

NET ASSETS-100.00%		$763,364,679

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2024.
(c)	Non-income producing security.
(d)	Restricted security. The value of this security at April 30, 2024 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$29,495	$25,918,199	$(25,947,694)	$-	$-	$-	$19,145

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	30,638,853	280,979,116	(258,897,701)	-	-	52,720,268	2,005,921	*

Invesco Private Prime Fund	86,712,240	579,828,810	(522,948,708)	(17,605)	21,458	143,596,195	5,394,960	*

Total	$117,380,588	$886,726,125	$(807,794,103)	$(17,605)	$21,458	$196,316,463	$7,420,026

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Zacks Mid-Cap ETF (CZA)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Communication Services-1.40%
Warner Music Group Corp., Class A	81,951	$2,704,383

Consumer Discretionary-4.16%
Aptiv PLC(b)	41,080	2,916,680
Autoliv, Inc. (Sweden)	12,499	1,497,255
Gentex Corp.	35,519	1,218,302
Red Rock Resorts, Inc., Class A(c)	15,599	828,619
Skechers U.S.A., Inc., Class A(b)	24,007	1,585,662

		8,046,518

Consumer Staples-4.57%
Conagra Brands, Inc.	71,149	2,189,966
Flowers Foods, Inc.	31,712	790,897
Ingredion, Inc.	9,887	1,132,951
McCormick & Co., Inc.	40,329	3,067,424
Performance Food Group Co.(b)	24,351	1,652,946

		8,834,184

Financials-21.13%
Affiliated Managers Group, Inc.	4,983	777,846
Assurant, Inc.	8,003	1,395,723
AXIS Capital Holdings Ltd.	12,905	791,464
Cincinnati Financial Corp.	23,994	2,775,866
CNA Financial Corp.(c)	41,695	1,832,078
Corpay, Inc.(b)	10,701	3,233,200
Credicorp Ltd. (Peru)(c)	12,421	2,057,042
Enact Holdings, Inc.	23,488	698,298
Essent Group Ltd.	15,740	833,748
Everest Group Ltd.	6,707	2,457,512
Hartford Financial Services Group, Inc. (The)	45,172	4,376,715
Invesco Ltd.(d)	66,825	946,910
Janus Henderson Group PLC(c)	24,583	767,481
RenaissanceRe Holdings Ltd. (Bermuda)	8,317	1,823,502
SEI Investments Co.	19,692	1,298,688
State Street Corp.	44,638	3,235,809
Unum Group	28,975	1,469,033
W.R. Berkley Corp.	39,023	3,003,600
WEX, Inc.(b)	6,378	1,347,416
Willis Towers Watson PLC	15,705	3,944,154
XP, Inc., Class A (Brazil)(c)	86,771	1,776,202

		40,842,287

Health Care-4.74%
Bausch + Lomb Corp.(b)	52,024	756,429
Baxter International, Inc.	77,999	3,148,819
Qiagen N.V.(b)	36,205	1,532,558
Zimmer Biomet Holdings, Inc.	30,957	3,723,508

		9,161,314

Industrials-30.74%
A.O. Smith Corp.	22,462	1,860,752
AECOM	20,049	1,851,726
Allison Transmission Holdings, Inc.	12,802	941,587
Booz Allen Hamilton Holding Corp.	19,831	2,928,444
CACI International, Inc., Class A(b)	3,428	1,378,844
Carlisle Cos., Inc.	7,066	2,743,374
Copa Holdings S.A., Class A (Panama)	6,193	591,432
Crane Co.	8,475	1,186,585
Dover Corp.	21,601	3,873,059

	Shares	Value
Industrials-(continued)
ESAB Corp.	8,604	$910,992
Fortune Brands Innovations, Inc.	19,095	1,395,845
Franklin Electric Co., Inc.	6,929	667,055
Genpact Ltd.	28,677	881,531
Graco, Inc.	25,974	2,083,115
Hubbell, Inc.	7,911	2,931,184
Huntington Ingalls Industries, Inc.	6,071	1,681,242
IDEX Corp.	11,572	2,551,163
ITT, Inc.	12,015	1,554,020
J.B. Hunt Transport Services, Inc.	16,095	2,616,564
Jacobs Solutions, Inc.	19,240	2,761,517
Kirby Corp.(b)	8,624	941,137
Leidos Holdings, Inc.	20,797	2,916,155
Lennox International, Inc.	5,300	2,456,126
MDU Resources Group, Inc.	30,406	751,028
nVent Electric PLC	24,064	1,734,293
Regal Rexnord Corp.	9,914	1,599,822
TFI International, Inc. (Canada)	12,352	1,609,342
Veralto Corp.	36,797	3,447,143
Wabtec Corp.	26,727	4,305,185
Woodward, Inc.	9,097	1,476,989
Zurn Elkay Water Solutions Corp.	25,876	809,401

		59,436,652

Information Technology-12.18%
Amdocs Ltd.	18,662	1,567,421
Check Point Software Technologies Ltd. (Israel)(b)	18,663	2,788,625
Cirrus Logic, Inc.(b)	8,166	723,263
Corning, Inc.	131,817	4,400,051
Flex Ltd.(b)(c)	61,065	1,749,512
Gen Digital, Inc.	96,035	1,934,145
Littelfuse, Inc.	3,831	883,582
Logitech International S.A., Class R (Switzerland)	25,359	1,987,892
TD SYNNEX Corp.	13,502	1,591,076
Teledyne Technologies, Inc.(b)	7,189	2,742,460
Trimble, Inc.(b)	37,282	2,239,530
Vontier Corp.	23,057	936,806

		23,544,363

Materials-7.11%
Amcor PLC	227,513	2,033,966
AptarGroup, Inc.	10,045	1,450,297
Avery Dennison Corp.	12,327	2,678,411
Eastman Chemical Co.	16,832	1,589,614
Element Solutions, Inc.	36,348	840,729
H.B. Fuller Co.	8,346	623,530
Mosaic Co. (The)	50,906	1,597,939
RPM International, Inc.	19,504	2,085,173
Sonoco Products Co.	15,193	851,568

		13,751,227

Real Estate-7.21%
Equity Residential	59,976	3,862,454
Gaming and Leisure Properties, Inc.	41,983	1,793,934
Regency Centers Corp.	28,464	1,685,638
Rexford Industrial Realty, Inc.	33,729	1,443,938
Ryman Hospitality Properties, Inc.	9,264	977,167

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Zacks Mid-Cap ETF (CZA)–(continued)

April 30, 2024

	Shares	Value
Real Estate-(continued)
Sun Communities, Inc.	19,983	$2,224,508
UDR, Inc.	51,184	1,949,087

		13,936,726

Utilities-6.75%
DTE Energy Co.	31,936	3,523,180
Entergy Corp.	32,532	3,470,188
Eversource Energy	55,255	3,349,558
NiSource, Inc.	67,381	1,877,235
UGI Corp.	32,461	829,703

		13,049,864

Total Common Stocks & Other Equity Interests (Cost $182,563,162)		193,307,518

Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(d)(e) (Cost $132,979)	132,979	132,979

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.06% (Cost $182,696,141)		193,440,497

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.92%
Invesco Private Prime Fund, 5.46%(d)(e)(f) (Cost $3,715,392)	3,714,126	$3,715,240

TOTAL INVESTMENTS IN SECURITIES-101.98% (Cost $186,411,533)		197,155,737
OTHER ASSETS LESS LIABILITIES-(1.98)%		(3,837,103)

NET ASSETS-100.00%		$193,318,634

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2024.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2024	Dividend Income

Invesco Ltd.	$-	$1,127,902	$(26,393)	$(153,472)	$(1,127)	$946,910	$-

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	205,195	5,453,705	(5,525,921)	-	-	132,979	10,258

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	2,237,909	72,397,959	(74,635,868)	-	-	-	173,101	*

Invesco Private Prime Fund	5,754,623	155,240,732	(157,281,839)	(90)	1,814	3,715,240	454,208	*

Total	$8,197,727	$234,220,298	$(237,470,021)	$(153,562)	$687	$4,795,129	$637,567

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Zacks Multi-Asset Income ETF (CVY)

April 30, 2024

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-81.06%
Communication Services-2.02%
Mobile TeleSystems PJSC, ADR (Russia)(b)(c)	152,493	$0
Nexstar Media Group, Inc., Class A(d)	4,596	735,636
TEGNA, Inc.	53,232	726,084
Telefonica S.A., ADR (Spain)(d)	185,828	823,218

		2,284,938

Consumer Discretionary-3.66%
Dick’s Sporting Goods, Inc.	6,249	1,255,674
La-Z-Boy, Inc.(d)	10,088	331,290
Oxford Industries, Inc.(d)	3,580	385,852
Penske Automotive Group, Inc.	2,443	373,559
Polaris, Inc.	8,086	688,604
Sonic Automotive, Inc., Class A(d)	7,131	412,457
Worthington Enterprises, Inc.	11,906	680,547

		4,127,983

Consumer Staples-2.64%
Ambev S.A., ADR (Brazil)	426,695	989,932
Archer-Daniels-Midland Co.	6,822	400,179
Bunge Global S.A.	11,847	1,205,551
Coca-Cola FEMSA S.A.B. de C.V., ADR (Mexico)	3,829	379,645

		2,975,307

Energy-27.45%
Alliance Resource Partners L.P.	86,437	1,938,782
Ardmore Shipping Corp. (Ireland)	22,515	377,126
Black Stone Minerals L.P.	90,812	1,448,451
California Resources Corp.(d)	13,625	720,218
Coterra Energy, Inc.	42,554	1,164,277
Delek US Holdings, Inc.	12,808	350,043
Energy Transfer L.P.	65,148	1,024,778
Eni S.p.A., ADR (Italy)(d)	18,975	607,769
Enterprise Products Partners L.P.	30,468	855,541
EOG Resources, Inc.	9,851	1,301,613
Genesis Energy L.P.	51,324	607,163
Global Partners L.P.	14,458	677,936
Helmerich & Payne, Inc.(d)	19,364	761,586
HF Sinclair Corp.	18,965	1,028,851
Imperial Oil Ltd. (Canada)	5,806	400,324
Magnolia Oil & Gas Corp., Class A(d)	33,527	840,522
Marathon Petroleum Corp.	6,397	1,162,463
MPLX L.P.	24,444	1,021,759
Murphy Oil Corp.	18,547	827,938
Northern Oil and Gas, Inc.	21,248	866,706
Ovintiv, Inc.	24,022	1,232,809
Patterson-UTI Energy, Inc.	63,241	684,268
PBF Energy, Inc., Class A	22,826	1,215,941
Petroleo Brasileiro S.A., ADR (Brazil)	59,276	1,005,914
Phillips 66	7,449	1,066,771
Plains All American Pipeline L.P.	53,744	926,009
RPC, Inc.(d)	49,777	333,008
Scorpio Tankers, Inc. (Monaco)	16,247	1,143,139
Shell PLC, ADR(d)	8,675	621,651
Suncor Energy, Inc. (Canada)	32,688	1,248,355
Sunoco L.P.	9,777	550,445
TotalEnergies SE, ADR (France)(d)	7,470	541,351
Valero Energy Corp.	7,604	1,215,651

	Shares	Value
Energy-(continued)
Vermilion Energy, Inc. (Canada)	34,459	$397,312
Western Midstream Partners L.P.	24,503	835,552

		31,002,022

Financials-21.40%
American International Group, Inc.	15,477	1,165,573
AXIS Capital Holdings Ltd.	11,927	731,483
Banco Bilbao Vizcaya Argentaria S.A., ADR (Spain)(d)	34,423	368,670
Bancolombia S.A., ADR (Colombia)	33,345	1,091,048
Bank of America Corp.	32,832	1,215,112
BOK Financial Corp.	4,441	394,050
Bread Financial Holdings, Inc.(d)	9,878	364,597
Cathay General Bancorp	9,423	324,528
CNO Financial Group, Inc.	13,855	364,802
Corebridge Financial, Inc.(d)	44,931	1,193,367
East West Bancorp, Inc.	15,505	1,154,967
Equitable Holdings, Inc.	32,021	1,181,895
First Bancorp	21,762	375,395
Hancock Whitney Corp.(d)	8,617	391,126
Hartford Financial Services Group, Inc. (The)	11,574	1,121,405
HSBC Holdings PLC, ADR (United Kingdom)(d)	16,182	705,212
Jackson Financial, Inc., Class A(d)	14,001	956,548
MGIC Investment Corp.	38,246	775,629
Navient Corp.(d)	22,495	337,875
Old National Bancorp	45,050	745,127
Popular, Inc.	8,902	756,581
Radian Group, Inc.	26,443	789,852
Reinsurance Group of America, Inc.	4,240	792,838
SLM Corp.	37,736	799,626
Synchrony Financial	27,676	1,217,190
Synovus Financial Corp.	19,589	701,090
Unum Group	14,820	751,374
Voya Financial, Inc.	10,967	747,511
WaFd, Inc.(d)	13,355	361,787
Wells Fargo & Co.	20,383	1,209,120
Western Alliance Bancorporation	19,120	1,086,590

		24,171,968

Health Care-2.12%
CVS Health Corp.	14,451	978,477
Organon & Co.(d)	41,669	775,460
Royalty Pharma PLC, Class A	23,287	645,050

		2,398,987

Industrials-2.72%
Air Lease Corp., Class A	9,262	465,323
Copa Holdings S.A., Class A (Panama)(d)	7,350	701,925
Danaos Corp. (Greece)	4,985	381,402
Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR (Mexico)	4,142	753,140
Korn Ferry	6,204	376,707
Ryder System, Inc.	3,231	393,698

		3,072,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Zacks Multi-Asset Income ETF (CVY)–(continued)

April 30, 2024

	Shares	Value
Information Technology-0.99%
Avnet, Inc.	7,858	$384,021
United Microelectronics Corp., ADR (Taiwan)(d)	95,519	735,496

		1,119,517

Materials-6.55%
CF Industries Holdings, Inc.	13,730	1,084,258
CVR Partners L.P.	13,829	1,114,617
Kinross Gold Corp. (Canada)(d)	149,744	965,849
Mosaic Co. (The)	34,882	1,094,946
Nutrien Ltd. (Canada)	20,625	1,088,381
Sylvamo Corp.	6,261	391,313
Ternium S.A., ADR (Mexico)	18,740	788,954
Vale S.A., ADR (Brazil)(d)	71,516	870,350

		7,398,668

Real Estate-9.64%
EPR Properties	11,598	470,763
Innovative Industrial Properties, Inc.(d)	5,415	559,911
Iron Mountain, Inc.(d)	14,661	1,136,521
Lamar Advertising Co., Class A	7,902	915,447
Macerich Co. (The)(d)	39,389	541,993
National Storage Affiliates Trust(d)	16,478	577,389
Park Hotels & Resorts, Inc.	66,004	1,064,644
RLJ Lodging Trust	29,751	327,261
Ryman Hospitality Properties, Inc.	7,882	831,393
Sabra Health Care REIT, Inc.(d)	40,179	559,292
Simon Property Group, Inc.	7,389	1,038,376
SL Green Realty Corp.	23,560	1,173,995
STAG Industrial, Inc.	24,761	851,531
Tanger, Inc.	17,076	484,105
Urban Edge Properties	21,276	355,947

		10,888,568

Utilities-1.87%
Cia Energetica de Minas Gerais, ADR (Brazil)	445,910	1,070,184
Otter Tail Corp.(d)	4,208	359,195
Suburban Propane Partners L.P.	34,910	681,792

		2,111,171

Total Common Stocks & Other Equity Interests (Cost $81,610,859)		91,551,324

Closed-End Funds-9.50%
abrdn Income Credit Strategies Fund(d)	73,146	478,375
Allspring Income Opportunities Fund	34,684	223,712
Ares Dynamic Credit Allocation Fund, Inc.(d)	20,272	282,794
Blackstone Strategic Credit Fund(d)	36,402	428,816
DoubleLine Income Solutions Fund	81,966	1,004,083
DoubleLine Yield Opportunities Fund(d)	45,565	688,943
Eaton Vance Limited Duration Income Fund(d)	79,440	745,942
Flaherty & Crumrine Preferred & Income Securities Fund, Inc.	29,415	412,692
Highland Opportunities and Income Fund(d)	66,992	428,749
Invesco Senior Income Trust(e)	126,092	540,935
Nuveen Preferred & Income Opportunities Fund(d)	168,495	1,186,205
Nuveen Taxable Municipal Income Fund	9,899	144,723
PGIM High Yield Bond Fund, Inc.	22,058	276,607
PIMCO Access Income Fund(d)	47,250	732,848

	Shares	Value
PIMCO Dynamic Income Opportunities Fund	93,308	$1,214,870
Saba Capital Income & Opportunities Fund	44,639	319,169
Western Asset Diversified Income Fund(d)	46,118	648,880
Western Asset Emerging Markets Debt Fund, Inc.	39,313	354,603
Western Asset High Income Opportunity Fund, Inc.	62,634	232,372
Western Asset Inflation-Linked Opportunities & Income Fund	45,007	378,509

Total Closed-End Funds (Cost $10,944,992)		10,723,827

Preferred Stocks-9.31%
Communication Services-0.75%
AT&T, Inc., Series C, Pfd., 4.75%(d)	43,089	846,268

Financials-8.56%
Bank of America Corp., Series QQ, Pfd., 4.25%	38,818	710,369
JPMorgan Chase & Co., Series JJ, Pfd., 4.55%	46,199	938,764
JPMorgan Chase & Co., Series LL, Pfd., 4.63%	55,825	1,159,485
JPMorgan Chase & Co., Series MM, Pfd., 4.20%	60,871	1,157,767
KeyCorp, Pfd., 6.20%(f)	30,041	672,918
Morgan Stanley, Series K, Pfd., 5.85%	33,981	814,185
Morgan Stanley, Series O, Pfd., 4.25%	50,331	934,647
Morgan Stanley, Series P, Pfd., 6.50%(d)	27,408	693,148
Wells Fargo & Co., Series Z, Pfd., 4.75%	56,206	1,144,916
Wells Fargo & Co., Series AA, Pfd., 4.70%	41,113	828,838
Wells Fargo & Co., Series CC, Pfd., 4.38%(d)	32,076	611,048

		9,666,085

Total Preferred Stocks (Cost $10,487,047)		10,512,353

Money Market Funds-0.24%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(e)(g) (Cost $272,894)	272,894	272,894

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.11% (Cost $103,315,792)		113,060,398

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.80%
Invesco Private Government Fund, 5.29%(e)(g)(h)	4,023,785	4,023,785
Invesco Private Prime Fund, 5.46%(e)(g)(h)	10,432,472	10,435,602

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,460,544)		14,459,387

TOTAL INVESTMENTS IN SECURITIES-112.91% (Cost $117,776,336)		127,519,785
OTHER ASSETS LESS LIABILITIES-(12.91)%		(14,580,815)

NET ASSETS-100.00%		$112,938,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Zacks Multi-Asset Income ETF (CVY)–(continued)

April 30, 2024

Investment Abbreviations:

ADR -American Depositary Receipt

Pfd. -Preferred

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)	All or a portion of this security was out on loan at April 30, 2024.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2024	Dividend Income

Invesco Senior Income Trust	$-	$768,365	$(266,894)	$37,821	$1,643	$540,935	$51,520

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	419,085	7,542,973	(7,689,164)	-	-	272,894	9,858

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	4,129,257	56,956,652	(57,062,124)	-	-	4,023,785	192,439	*

Invesco Private Prime Fund	10,150,235	114,655,867	(114,372,201)	(255)	1,956	10,435,602	511,725	*

Total	$14,698,577	$179,923,857	$(179,390,383)	$37,566	$3,599	$15,273,216	$765,542

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	The rate shown is the 7-day SEC standardized yield as of April 30, 2024.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

(This Page Intentionally Left Blank)

57

Statements of Assets and Liabilities

April 30, 2024

	Invesco Large Cap Growth ETF (PWB)	Invesco Large Cap Value ETF (PWV)	Invesco S&P 100 Equal Weight ETF (EQWL)	Invesco S&P 500 GARP ETF (SPGP)
Assets:
Unaffiliated investments in securities, at value(a)	$803,254,656	$872,453,701	$613,334,762	$4,754,639,776
Affiliated investments in securities, at value	27,732,143	10,609,981	16,256,191	296,088,692
Cash	-	-	-	3,874
Receivable for:
Dividends	84,255	1,527,258	759,204	2,394,240
Securities lending	2,297	1,135	618	24,414
Investments sold	-	-	2,738,697	-
Fund shares sold	-	1,084,150	-	3,013,949
Expenses absorbed	-	-	-	-
Foreign tax reclaims	-	-	-	-
Other assets	59,099	116,961	21	10,348

Total assets	831,132,450	885,793,186	633,089,493	5,056,175,293

Liabilities:
Due to custodian	-	1,945	156,410	-
Payable for:
Investments purchased	-	1,084,844	-	3,020,011
Investments purchased - affiliated broker	-	796,990	-	-
Collateral upon return of securities loaned	27,261,813	10,268,177	16,256,416	295,292,745
Fund shares repurchased	-	-	2,735,815	-
Accrued advisory fees	338,595	360,242	26,784	1,157,001
Accrued trustees’ and officer’s fees	124,254	170,033	62,959	67,194
Accrued expenses	294,579	374,265	116,849	779,235

Total liabilities	28,019,241	13,056,496	19,355,233	300,316,186

Net Assets	$803,113,209	$872,736,690	$613,734,260	$4,755,859,107

Net assets consist of:
Shares of beneficial interest	$899,597,297	$1,269,287,594	$585,840,244	$4,583,645,820
Distributable earnings (loss)	(96,484,088)	(396,550,904)	27,894,016	172,213,287

Net Assets	$803,113,209	$872,736,690	$613,734,260	$4,755,859,107

Shares outstanding (unlimited amount authorized, $0.01 par value)	9,450,000	16,100,000	6,730,000	47,340,000
Net asset value	$84.99	$54.21	$91.19	$100.46

Market price	$84.99	$54.23	$91.26	$100.46

Unaffiliated investments in securities, at cost	$650,430,161	$759,642,378	$571,022,817	$4,292,879,148

Affiliated investments in securities, at cost	$27,733,083	$10,610,714	$16,256,416	$296,109,128

(a) Includes securities on loan with an aggregate value of:	$26,033,193	$9,911,330	$15,718,602	$281,289,844

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P 500 Value with Momentum ETF (SPVM)	Invesco S&P MidCap Momentum ETF (XMMO)	Invesco S&P MidCap Quality ETF (XMHQ)	Invesco S&P MidCap Value with Momentum ETF (XMVM)	Invesco S&P SmallCap Momentum ETF (XSMO)	Invesco S&P SmallCap Value with Momentum ETF (XSVM)	Invesco Zacks Mid-Cap ETF (CZA)	Invesco Zacks Multi-Asset Income ETF (CVY)

$42,668,019	$2,133,855,622	$4,629,539,905	$215,309,025	$406,542,613	$762,769,737	$192,360,608	$112,246,569
7,701,288	117,508,448	433,644,988	25,283,791	73,908,215	196,316,463	4,795,129	15,273,216
-	421	-	-	-	-	-	-

39,157	594,086	999,745	34,949	81,899	1,118,049	82,375	227,484
755	8,539	33,623	2,046	5,750	33,073	980	11,446
-	-	-	6,759,678	-	-	-	61,485
-	6,583,878	17,765,704	2,036,113	-	-	-	744,512
3,149	-	-	-	-	-	-	-
-	-	-	-	-	-	12,614	1,518
-	-	10,781	-	-	-	11,625	13,519

50,412,368	2,258,550,994	5,081,994,746	249,425,602	480,538,477	960,237,322	197,263,331	128,579,749

-	-	205	-	-	105,217	-	-

-	6,567,635	17,750,122	2,034,150	-	-	-	859,407
-	-	-	-	-	-	-	175,218
7,621,167	116,119,329	431,143,054	25,130,562	73,804,726	196,339,978	3,715,392	14,460,544
-	-	-	6,766,206	-	-	-	-
-	510,801	601,888	37,747	52,960	186,326	72,845	37,667
48,016	91,918	64,905	65,557	63,609	72,127	11,267	10,326
39,644	323,331	607,644	74,559	91,890	168,995	145,193	97,617

7,708,827	123,613,014	450,167,818	34,108,781	74,013,185	196,872,643	3,944,697	15,640,779

$42,703,541	$2,134,937,980	$4,631,826,928	$215,316,821	$406,525,292	$763,364,679	$193,318,634	$112,938,970

$63,437,075	$2,288,387,760	$4,026,496,794	$267,705,854	$473,394,283	$926,868,570	$324,115,767	$551,698,298
(20,733,534)	(153,449,780)	605,330,134	(52,389,033)	(66,868,991)	(163,503,891)	(130,797,133)	(438,759,328)

$42,703,541	$2,134,937,980	$4,631,826,928	$215,316,821	$406,525,292	$763,364,679	$193,318,634	$112,938,970

800,000	19,650,000	45,100,000	4,230,000	7,060,000	14,200,000	2,000,000	4,550,800
$53.38	$108.65	$102.70	$50.90	$57.58	$53.76	$96.66	$24.82

$53.41	$108.67	$102.75	$50.96	$57.64	$53.82	$96.66	$24.86

$39,705,964	$2,002,631,404	$4,206,743,179	$197,479,807	$378,135,203	$685,950,623	$181,462,780	$102,539,784

$7,701,813	$117,516,780	$433,696,745	$25,285,872	$73,914,390	$196,339,978	$4,948,753	$15,236,552

$7,219,434	$112,506,292	$413,428,632	$24,111,692	$70,804,590	$185,729,787	$2,787,706	$13,733,982

59

Statements of Operations

For the year ended April 30, 2024

	Invesco Large Cap Growth ETF (PWB)	Invesco Large Cap Value ETF (PWV)	Invesco S&P 100 Equal Weight ETF (EQWL)	Invesco S&P 500 GARP ETF (SPGP)
Investment income:
Unaffiliated dividend income	$5,654,112	$22,399,072	$9,635,866	$66,055,765
Affiliated dividend income	9,190	16,257	7,230	48,753
Securities lending income, net	31,455	48,574	14,303	321,287
Foreign withholding tax	-	-	-	(143,718)

Total investment income	5,694,757	22,463,903	9,657,399	66,282,087

Expenses:
Advisory fees	3,502,069	3,967,045	982,693	11,055,328
Sub-licensing fees	224,812	122,004	216,321	1,839,835
Accounting & administration fees	48,708	41,428	27,529	281,484
Professional fees	59,011	18,187	17,303	44,435
Printing fees	16,811	(23,459)	22,782	156,350
Custodian & transfer agent fees	15,882	18,838	11,073	51,522
Trustees’ and officer’s fees	32,866	40,013	20,712	51,026
Recapture (Note 3)	-	-	-	-
Other expenses	(6,776)	6,227	3,910	129,857

Total expenses	3,893,383	4,190,283	1,302,323	13,609,837

Less: Waivers	(176)	(349)	(319,089)	(1,008)

Net expenses	3,893,207	4,189,934	983,234	13,608,829

Net investment income	1,801,550	18,273,969	8,674,165	52,673,258

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	13,926,727	(4,807,558)	(5,138,839)	(60,420,388)
Affiliated investment securities	7,962	3,873	3,853	53,440
In-kind redemptions	54,073,025	33,595,190	30,426,042	262,528,565
Foreign currencies	-	-	-	-

Net realized gain (loss)	68,007,714	28,791,505	25,291,056	202,161,617

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	112,178,093	107,044,733	32,654,643	372,240,922
Affiliated investment securities	(910)	(733)	(225)	(14,034)
Foreign currencies	-	-	-	-

Change in net unrealized appreciation	112,177,183	107,044,000	32,654,418	372,226,888

Net realized and unrealized gain	180,184,897	135,835,505	57,945,474	574,388,505

Net increase in net assets resulting from operations	$181,986,447	$154,109,474	$66,619,639	$627,061,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco S&P 500 Value with Momentum ETF (SPVM)	Invesco S&P MidCap Momentum ETF (XMMO)	Invesco S&P MidCap Quality ETF (XMHQ)	Invesco S&P MidCap Value with Momentum ETF (XMVM)	Invesco S&P SmallCap Momentum ETF (XSMO)	Invesco S&P SmallCap Value with Momentum ETF (XSVM)	Invesco Zacks Mid-Cap ETF (CZA)	Invesco Zacks Multi-Asset Income ETF (CVY)

$964,867	$12,298,758	$23,167,049	$3,400,351	$2,432,761	$13,981,133	$4,235,983	$4,412,378
3,249	40,552	47,092	8,265	8,853	19,145	10,258	61,378
1,599	127,497	303,481	40,345	53,451	242,158	86,055	148,180
-	-	-	-	(1,612)	(6,337)	(29,163)	(32,790)

969,715	12,466,807	23,517,622	3,448,961	2,493,453	14,236,099	4,303,133	4,589,146

109,582	3,728,156	5,398,040	547,382	664,281	1,916,017	966,515	501,357
46,081	970,097	1,007,915	127,644	156,748	320,090	290,517	138,159
1,170	99,089	100,080	22,949	18,937	52,318	21,593	6,052
31,623	34,323	30,078	28,053	23,759	26,092	22,034	18,505
17,943	76,074	51,283	29,764	21,025	65,374	(2,555)	(48,375)
5,081	12,601	17,490	9,513	11,978	21,380	15,929	8,906
14,883	32,521	32,317	19,801	19,393	26,054	9,706	8,764
-	-	-	-	-	-	-	20,266
(5,831)	23,462	19,352	(6,574)	(6,210)	816	2,018	(5,316)

220,532	4,976,323	6,656,555	778,532	909,911	2,428,141	1,325,757	648,318

(73,227)	(863)	(1,258,822)	(42,561)	(16,741)	(2,452)	(194)	(5,343)

147,305	4,975,460	5,397,733	735,971	893,170	2,425,689	1,325,563	642,975

822,410	7,491,347	18,119,889	2,712,990	1,600,283	11,810,410	2,977,570	3,946,171

(2,433,258)	29,164,389	243,070,923	(8,109,915)	(6,360,171)	(41,147,007)	(6,466,286)	(649,614)
(1,185)	24,839	15,220	1,723	7,565	21,458	687	3,599
593,157	327,485,199	142,943,911	20,736,306	34,746,838	79,313,280	15,090,783	533,717
-	-	-	-	-	-	395	(51)

(1,841,286)	356,674,427	386,030,054	12,628,114	28,394,232	38,187,731	8,625,579	(112,349)

5,771,007	65,406,906	381,044,024	20,249,591	21,557,520	87,542,504	11,018,712	15,269,992
(525)	(4,653)	(46,991)	(1,719)	(4,388)	(17,605)	(153,562)	37,566
-	-	-	-	-	-	(126)	-

5,770,482	65,402,253	380,997,033	20,247,872	21,553,132	87,524,899	10,865,024	15,307,558

3,929,196	422,076,680	767,027,087	32,875,986	49,947,364	125,712,630	19,490,603	15,195,209

$4,751,606	$429,568,027	$785,146,976	$35,588,976	$51,547,647	$137,523,040	$22,468,173	$19,141,380

61

Statements of Changes in Net Assets

For the years ended April 30, 2024 and 2023

	Invesco		Invesco
	Large Cap Growth ETF (PWB)		Large Cap Value ETF (PWV)
	2024	2023	2024	2023
Operations:
Net investment income	$1,801,550	$2,320,307	$18,273,969	$18,376,237
Net realized gain (loss)	68,007,714	(35,729,470)	28,791,505	10,559,339
Change in net unrealized appreciation (depreciation)	112,177,183	49,656,994	107,044,000	(27,735,501)

Net increase (decrease) in net assets resulting from operations	181,986,447	16,247,831	154,109,474	1,200,075

Distributions to Shareholders from:
Distributable earnings	(1,971,234)	(2,438,421)	(17,879,261)	(19,146,951)

Shareholder Transactions:
Proceeds from shares sold	391,738,403	145,329,624	223,447,470	400,760,163
Value of shares repurchased	(372,580,941)	(168,616,074)	(261,678,653)	(410,158,765)

Net increase (decrease) in net assets resulting from share transactions	19,157,462	(23,286,450)	(38,231,183)	(9,398,602)

Net increase (decrease) in net assets	199,172,675	(9,477,040)	97,999,030	(27,345,478)

Net assets:
Beginning of year	603,940,534	613,417,574	774,737,660	802,083,138

End of year	$803,113,209	$603,940,534	$872,736,690	$774,737,660

Changes in Shares Outstanding:
Shares sold	4,880,000	2,260,000	4,630,000	8,310,000
Shares repurchased	(4,650,000)	(2,670,000)	(5,460,000)	(8,570,000)
Shares outstanding, beginning of year	9,220,000	9,630,000	16,930,000	17,190,000

Shares outstanding, end of year	9,450,000	9,220,000	16,100,000	16,930,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco S&P		Invesco S&P		Invesco S&P
100 Equal Weight ETF (EQWL)		500 GARP ETF (SPGP)		500 Value with Momentum ETF (SPVM)
2024	2023	2024	2023	2024	2023

$8,674,165	$3,193,994	$52,673,258	$21,612,812	$822,410	$1,228,725
25,291,056	491,900	202,161,617	(132,270,175)	(1,841,286)	(707,024)
32,654,418	5,541,417	372,226,888	132,302,830	5,770,482	(3,528,503)

66,619,639	9,227,311	627,061,763	21,645,467	4,751,606	(3,006,802)

(8,229,000)	(3,066,329)	(54,704,523)	(20,629,556)	(864,291)	(1,302,225)

426,196,189	113,870,616	2,666,863,759	2,728,334,473	8,017,292	32,326,264
(89,020,776)	(19,456,295)	(1,350,566,966)	(695,895,701)	(11,199,265)	(43,699,858)

337,175,413	94,414,321	1,316,296,793	2,032,438,772	(3,181,973)	(11,373,594)

395,566,052	100,575,303	1,888,654,033	2,033,454,683	705,342	(15,682,621)

218,168,208	117,592,905	2,867,205,074	833,750,391	41,998,199	57,680,820

$613,734,260	$218,168,208	$4,755,859,107	$2,867,205,074	$42,703,541	$41,998,199

5,000,000	1,500,000	28,820,000	32,100,000	150,000	630,000
(1,040,000)	(260,000)	(14,790,000)	(8,540,000)	(230,000)	(880,000)
2,770,000	1,530,000	33,310,000	9,750,000	880,000	1,130,000

6,730,000	2,770,000	47,340,000	33,310,000	800,000	880,000

63

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2024 and 2023

	Invesco S&P		Invesco S&P
	MidCap Momentum ETF (XMMO)		MidCap Quality ETF (XMHQ)
	2024	2023	2024	2023
Operations:
Net investment income	$7,491,347	$14,806,416	$18,119,889	$5,305,710
Net realized gain (loss)	356,674,427	(157,490,558)	386,030,054	(43,786,328)
Change in net unrealized appreciation	65,402,253	73,720,422	380,997,033	68,142,338

Net increase (decrease) in net assets resulting from operations	429,568,027	(68,963,720)	785,146,976	29,661,720

Distributions to Shareholders from:
Distributable earnings	(7,039,973)	(15,255,789)	(16,138,808)	(5,571,866)

Shareholder Transactions:
Proceeds from shares sold	1,900,707,861	330,942,497	3,852,016,457	403,872,171
Value of shares repurchased	(1,241,351,700)	(88,079,379)	(704,066,329)	(42,917,144)

Net increase (decrease) in net assets resulting from share transactions	659,356,161	242,863,118	3,147,950,128	360,955,027

Net increase (decrease) in net assets	1,081,884,215	158,643,609	3,916,958,296	385,044,881

Net assets:
Beginning of year	1,053,053,765	894,410,156	714,868,632	329,823,751

End of year	$2,134,937,980	$1,053,053,765	$4,631,826,928	$714,868,632

Changes in Shares Outstanding:
Shares sold	18,720,000	4,280,000	43,530,000	5,600,000
Shares repurchased	(13,100,000)	(1,160,000)	(8,100,000)	(640,000)
Shares outstanding, beginning of year	14,030,000	10,910,000	9,670,000	4,710,000

Shares outstanding, end of year	19,650,000	14,030,000	45,100,000	9,670,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P		Invesco S&P		Invesco S&P SmallCap
MidCap Value with Momentum ETF (XMVM)		SmallCap Momentum ETF (XSMO)		Value with Momentum ETF (XSVM)
2024	2023	2024	2023	2024	2023

$2,712,990	$3,941,841	$1,600,283	$2,290,799	$11,810,410	$9,757,283
12,628,114	(21,469,293)	28,394,232	(29,411,567)	38,187,731	(115,208,994)
20,247,872	8,987,405	21,553,132	15,252,264	87,524,899	22,363,050

35,588,976	(8,540,047)	51,547,647	(11,868,504)	137,523,040	(83,088,661)

(2,931,021)	(3,875,612)	(1,713,095)	(2,369,992)	(10,627,662)	(10,428,984)

137,196,617	33,533,313	385,643,667	82,998,607	363,699,068	229,247,727
(124,766,194)	(107,959,085)	(206,874,982)	(36,490,054)	(339,560,914)	(234,474,173)

12,430,423	(74,425,772)	178,768,685	46,508,553	24,138,154	(5,226,446)

45,088,378	(86,841,431)	228,603,237	32,270,057	151,033,532	(98,744,091)

170,228,443	257,069,874	177,922,055	145,651,998	612,331,147	711,075,238

$215,316,821	$170,228,443	$406,525,292	$177,922,055	$763,364,679	$612,331,147

2,900,000	760,000	6,990,000	1,710,000	7,280,000	4,830,000
(2,670,000)	(2,520,000)	(3,900,000)	(770,000)	(6,970,000)	(5,150,000)
4,000,000	5,760,000	3,970,000	3,030,000	13,890,000	14,210,000

4,230,000	4,000,000	7,060,000	3,970,000	14,200,000	13,890,000

65

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2024 and 2023

			Invesco Zacks
	Invesco Zacks		Multi-Asset
	Mid-Cap ETF (CZA)		Income ETF (CVY)
	2024	2023	2024	2023
Operations:
Net investment income	$2,977,570	$2,479,414	$3,946,171	$4,522,667
Net realized gain (loss)	8,625,579	(10,239,081)	(112,349)	(2,654,346)
Change in net unrealized appreciation (depreciation)	10,865,024	3,362,339	15,307,558	(1,667,140)

Net increase (decrease) in net assets resulting from operations	22,468,173	(4,397,328)	19,141,380	201,181

Distributions to Shareholders from:
Distributable earnings	(2,662,587)	(3,585,713)	(4,393,774)	(5,592,580)

Shareholder Transactions:
Proceeds from shares sold	95,945,433	12,663,945	7,746,013	5,356,914
Value of shares repurchased	(121,327,875)	(17,520,576)	(5,729,997)	(17,939,985)

Net increase (decrease) in net assets resulting from share transactions	(25,382,442)	(4,856,631)	2,016,016	(12,583,071)

Net increase (decrease) in net assets	(5,576,856)	(12,839,672)	16,763,622	(17,974,470)

Net assets:
Beginning of year	198,895,490	211,735,162	96,175,348	114,149,818

End of year	$193,318,634	$198,895,490	$112,938,970	$96,175,348

Changes in Shares Outstanding:
Shares sold	990,000	140,000	330,000	250,000
Shares repurchased	(1,290,000)	(200,000)	(260,000)	(810,000)
Shares outstanding, beginning of year	2,300,000	2,360,000	4,480,800	5,040,800

Shares outstanding, end of year	2,000,000	2,300,000	4,550,800	4,480,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights

Invesco Large Cap Growth ETF (PWB)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$65.50	$63.70	$71.25	$48.91	$48.75

Net investment income(a)	0.19	0.25	0.04	0.08	0.19
Net realized and unrealized gain (loss) on investments	19.51	1.81	(7.55)	22.34	0.24

Total from investment operations	19.70	2.06	(7.51)	22.42	0.43

Distributions to shareholders from:
Net investment income	(0.21)	(0.26)	(0.04)	(0.08)	(0.27)

Net asset value at end of year	$84.99	$65.50	$63.70	$71.25	$48.91

Market price at end of year(b)	$84.99	$65.48	$63.74	$71.25	$48.93

Net Asset Value Total Return(c)	30.13%	3.27%	(10.55)%	45.89%	0.92%
Market Price Total Return(c)	30.17%	3.18%	(10.50)%	45.83%	0.91%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$803,113	$603,941	$613,418	$753,157	$613,853
Ratio to average net assets of:
Expenses	0.56%	0.56%	0.55%	0.56%	0.56%
Net investment income	0.26%	0.40%	0.05%	0.13%	0.38%
Portfolio turnover rate(d)	101%	123%	129%	118%	166%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Large Cap Value ETF (PWV)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$45.76	$46.66	$44.21	$33.19	$36.73

Net investment income(a)	1.13	1.07	0.99	0.91	0.91
Net realized and unrealized gain (loss) on investments	8.42	(0.85)	2.40	11.05	(3.52)

Total from investment operations	9.55	0.22	3.39	11.96	(2.61)

Distributions to shareholders from:
Net investment income	(1.10)	(1.12)	(0.94)	(0.94)	(0.93)

Net asset value at end of year	$54.21	$45.76	$46.66	$44.21	$33.19

Market price at end of year(b)	$54.23	$45.75	$46.66	$44.20	$33.23

Net Asset Value Total Return(c)	21.14%	0.53%	7.72%	36.68%	(7.12)%
Market Price Total Return(c)	21.21%	0.52%	7.75%	36.50%	(7.04)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$872,737	$774,738	$802,083	$736,477	$678,709
Ratio to average net assets of:
Expenses	0.53%	0.55%	0.55%	0.58%	0.56%
Net investment income	2.30%	2.32%	2.12%	2.47%	2.43%
Portfolio turnover rate(d)	101%	104%	113%	149%	142%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights–(continued)

Invesco S&P 100 Equal Weight ETF (EQWL)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$78.76	$76.86	$77.93	$53.60	$56.90

Net investment income(a)	1.88	1.66	1.57	1.34	1.30
Net realized and unrealized gain (loss) on investments	12.31	1.85	(1.14)	24.35	(3.22)

Total from investment operations.	14.19	3.51	0.43	25.69	(1.92)

Distributions to shareholders from:
Net investment income	(1.76)	(1.61)	(1.50)	(1.36)	(1.38)

Net asset value at end of year	$91.19	$78.76	$76.86	$77.93	$53.60

Market price at end of year(b)	$91.26	$78.76	$76.71	$77.98	$53.54

Net Asset Value Total Return(c)	18.19%	4.75%	0.46%	48.53%	(3.34)%
Market Price Total Return(c)	18.28%	4.95%	0.20%	48.79%	(3.46)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$613,734	$218,168	$117,593	$89,618	$53,604
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.25%	0.26	%(d)
Expenses, prior to Waivers	0.33%	0.36%	0.35%	0.40%	0.40	%(d)
Net investment income	2.21%	2.21%	1.90%	2.08%	2.28	%(d)
Portfolio turnover rate(e)	18%	17%	15%	20%	51%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights–(continued)

Invesco S&P 500 GARP ETF (SPGP)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$86.08	$85.51	$85.25	$51.39	$55.20

Net investment income(a)	1.31	1.10	0.75	0.71	0.71
Net realized and unrealized gain (loss) on investments	14.41	0.50	0.17 (b)	33.95	(3.81)

Total from investment operations	15.72	1.60	0.92	34.66	(3.10)

Distributions to shareholders from:
Net investment income	(1.34)	(1.03)	(0.66)	(0.80)	(0.71)

Net asset value at end of year	$100.46	$86.08	$85.51	$85.25	$51.39

Market price at end of year(c)	$100.46	$86.07	$85.51	$85.34	$51.43

Net Asset Value Total Return(d)	18.34%	1.96%	1.04%	67.94%	(5.56)%
Market Price Total Return(d)	18.35%	1.95%	0.94%	67.99%	(5.45)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,755,859	$2,867,205	$833,750	$411,737	$244,088
Ratio to average net assets of:
Expenses	0.36%	0.34%	0.33%	0.36%	0.34%
Net investment income	1.38%	1.30%	0.83%	1.07%	1.23%
Portfolio turnover rate(e)	51%	49%	50%	68%	110%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Financial Highlights–(continued)

Invesco S&P 500 Value with Momentum ETF (SPVM)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$47.73	$51.04	$48.45	$31.56	$40.00

Net investment income(a)	1.08	1.22	0.84	0.78	0.87
Net realized and unrealized gain (loss) on investments	5.71	(3.22)	2.50 (b)	16.94	(8.26)

Total from investment operations	6.79	(2.00)	3.34	17.72	(7.39)

Distributions to shareholders from:
Net investment income	(1.14)	(1.31)	(0.75)	(0.83)	(1.05)

Net asset value at end of year	$53.38	$47.73	$51.04	$48.45	$31.56

Market price at end of year(c)	$53.41	$47.71	$50.98	$48.46	$31.62

Net Asset Value Total Return(d)	14.43%	(3.87)%	6.94%	56.93%	(18.74)%
Market Price Total Return(d)	14.54%	(3.80)%	6.80%	56.68%	(18.57)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$42,704	$41,998	$57,681	$35,372	$44,190
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.40	%(e)
Expenses, prior to Waivers	0.58%	0.52%	0.48%	0.57%	0.45	%(e)
Net investment income	2.18%	2.50%	1.64%	2.07%	2.24	%(e)
Portfolio turnover rate(f)	73%	77%	71%	83%	127%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Financial Highlights–(continued)

Invesco S&P MidCap Momentum ETF (XMMO)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$75.06	$81.98	$85.50	$54.07	$59.05

Net investment income(a)	0.52	1.15	0.58	0.32	0.49
Net realized and unrealized gain (loss) on investments	33.57	(6.89)	(3.56)	31.45	(4.92)

Total from investment operations	34.09	(5.74)	(2.98)	31.77	(4.43)

Distributions to shareholders from:
Net investment income	(0.50)	(1.18)	(0.54)	(0.34)	(0.55)

Net asset value at end of year	$108.65	$75.06	$81.98	$85.50	$54.07

Market price at end of year(b)	$108.67	$75.05	$82.00	$85.51	$54.17

Net Asset Value Total Return(c)	45.60%	(6.97)%	(3.50)%	58.94%	(7.45)%
Market Price Total Return(c)	45.63%	(7.01)%	(3.49)%	58.66%	(7.32)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,134,938	$1,053,054	$894,410	$943,934	$519,048
Ratio to average net assets of:
Expenses	0.39%	0.34%	0.33%	0.33%	0.34%
Net investment income	0.58%	1.50%	0.67%	0.44%	0.84%
Portfolio turnover rate(d)	132%	129%	135%	100%	194%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco S&P MidCap Quality ETF (XMHQ)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$73.93	$70.03	$78.05	$47.16	$50.74

Net investment income(a)	0.76	1.03	1.00	0.77	0.67
Net realized and unrealized gain (loss) on investments	28.65	3.98	(8.07)	30.84	(3.49)

Total from investment operations	29.41	5.01	(7.07)	31.61	(2.82)

Distributions to shareholders from:
Net investment income	(0.64)	(1.11)	(0.95)	(0.72)	(0.76)

Net asset value at end of year	$102.70	$73.93	$70.03	$78.05	$47.16

Market price at end of year(b)	$102.75	$73.92	$70.16	$78.13	$47.33

Net Asset Value Total Return(c)	39.91%	7.33%	(9.16)%	67.43%	(5.52)%
Market Price Total Return(c)	40.00%	7.11%	(9.07)%	67.00%	(5.15)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,631,827	$714,869	$329,824	$245,868	$23,578
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.25%	0.27	%(d)
Expenses, prior to Waivers	0.31%	0.33%	0.31%	0.37%	0.56	%(d)
Net investment income	0.84%	1.46%	1.30%	1.17%	1.35	%(d)
Portfolio turnover rate(e)	62%	79%	83%	56%	130%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Financial Highlights–(continued)

Invesco S&P MidCap Value with Momentum ETF (XMVM)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$42.56	$44.63	$46.41	$25.75	$32.38

Net investment income(a)	0.68	0.83	0.64	0.38	0.54
Net realized and unrealized gain (loss) on investments	8.41	(2.10)	(1.79)	20.73	(6.49)

Total from investment operations	9.09	(1.27)	(1.15)	21.11	(5.95)

Distributions to shareholders from:
Net investment income	(0.75)	(0.80)	(0.63)	(0.45)	(0.68)

Net asset value at end of year	$50.90	$42.56	$44.63	$46.41	$25.75

Market price at end of year(b)	$50.96	$42.50	$44.65	$46.51	$25.81

Net Asset Value Total Return(c)	21.48%	(2.78)%	(2.51)%	82.77%	(18.59)%
Market Price Total Return(c)	21.79%	(2.97)%	(2.67)%	82.75%	(18.34)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$215,317	$170,228	$257,070	$132,722	$45,060
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.40	%(d)
Expenses, prior to Waivers	0.41%	0.40%	0.39%	0.46%	0.44	%(d)
Net investment income	1.44%	1.88%	1.38%	1.09%	1.72	%(d)
Portfolio turnover rate(e)	82%	76%	76%	78%	128%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Financial Highlights–(continued)

Invesco S&P SmallCap Momentum ETF (XSMO)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$44.82	$48.07	$51.21	$32.48	$37.29

Net investment income(a)	0.37	0.66	0.26	0.24	0.34
Net realized and unrealized gain (loss) on investments	12.80	(3.25)	(3.20)	18.77	(4.71)

Total from investment operations	13.17	(2.59)	(2.94)	19.01	(4.37)

Distributions to shareholders from:
Net investment income	(0.41)	(0.66)	(0.20)	(0.28)	(0.44)

Net asset value at end of year	$57.58	$44.82	$48.07	$51.21	$32.48

Market price at end of year(b)	$57.64	$44.77	$48.05	$51.16	$32.56

Net Asset Value Total Return(c)	29.51%	(5.38)%	(5.78)%	58.74%	(11.70)%
Market Price Total Return(c)	29.79%	(5.45)%	(5.72)%	58.20%	(11.53)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$406,525	$177,922	$145,652	$171,548	$74,694
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.37%	0.39%	0.39%
Expenses, prior to Waivers	0.40%	0.42%	0.37%	0.40%	0.40%
Net investment income	0.70%	1.40%	0.48%	0.53%	0.92%
Portfolio turnover rate(d)	107%	125%	147%	132%	180%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Financial Highlights–(continued)

Invesco S&P SmallCap Value with Momentum ETF (XSVM)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$44.08	$50.04	$49.21	$22.95	$30.31

Net investment income(a)	0.89	0.68	0.74	0.38	0.51
Net realized and unrealized gain (loss) on investments	9.60	(5.91)	0.84 (b)	26.23	(7.27)

Total from investment operations	10.49	(5.23)	1.58	26.61	(6.76)

Distributions to shareholders from:
Net investment income	(0.81)	(0.73)	(0.75)	(0.35)	(0.60)

Net asset value at end of year	$53.76	$44.08	$50.04	$49.21	$22.95

Market price at end of year(c)	$53.82	$44.07	$50.03	$49.27	$22.92

Net Asset Value Total Return(d)	23.95%	(10.46)%	3.18%	116.75%	(22.43)%
Market Price Total Return(d)	24.11%	(10.47)%	3.04%	117.30%	(22.51)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$763,365	$612,331	$711,075	$259,319	$52,778
Ratio to average net assets of:
Expenses, after Waivers	0.37%	0.36%	0.36%	0.39%	0.40	%(e)
Expenses, prior to Waivers	0.37%	0.36%	0.36%	0.41%	0.40	%(e)
Net investment income	1.79%	1.44%	1.41%	1.11%	1.73	%(e)
Portfolio turnover rate(f)	77%	86%	73%	75%	136%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Financial Highlights–(continued)

Invesco Zacks Mid-Cap ETF (CZA)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$86.48	$89.72	$88.94	$57.49	$70.67

Net investment income(a)	1.39	1.06	1.06	0.83	1.03
Net realized and unrealized gain (loss) on investments	10.07	(2.78)	0.57	31.70	(13.14)

Total from investment operations	11.46	(1.72)	1.63	32.53	(12.11)

Distributions to shareholders from:
Net investment income	(1.28)	(1.52)	(0.85)	(1.08)	(1.07)

Net asset value at end of year	$96.66	$86.48	$89.72	$88.94	$57.49

Market price at end of year(b)	$96.66	$86.48	$89.97	$88.93	$57.59

Net Asset Value Total Return(c)	13.31%	(1.93)%	1.82%	56.93%	(17.51)%
Market Price Total Return(c)	13.31%	(2.20)%	2.12%	56.65%	(17.46)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$193,319	$198,895	$211,735	$226,798	$232,835
Ratio to average net assets of:
Expenses, after Waivers	0.69%	0.72%	0.74%	0.69%	0.65	%(d)(e)
Expenses, prior to Waivers	0.69%	0.72%	0.74%	0.69%	0.68	%(d)(e)
Net investment income	1.54%	1.20%	1.16%	1.18%	1.46	%(e)
Portfolio turnover rate(f)	118%	122%	121%	162%	144%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Ratios include non-recurring costs associated with a proxy statement of less than 0.005%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Financial Highlights–(continued)

Invesco Zacks Multi-Asset Income ETF (CVY)

	Years Ended April 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of year	$21.46	$22.65	$24.06	$15.82	$22.25

Net investment income(a)(b)	0.90	0.95	0.67	0.65	0.77
Net realized and unrealized gain (loss) on investments	3.46	(0.94)	(1.44)	8.20	(6.45)

Total from investment operations	4.36	0.01	(0.77)	8.85	(5.68)

Distributions to shareholders from:
Net investment income	(1.00)	(1.20)	(0.64)	(0.61)	(0.75)

Net asset value at end of year	$24.82	$21.46	$22.65	$24.06	$15.82

Market price at end of year(c)	$24.86	$21.48	$22.61	$24.08	$15.84

Net Asset Value Total Return(d)	20.83%	0.28%	(3.30)%	57.19%	(25.93)%
Market Price Total Return(d)	20.91%	0.56%	(3.54)%	57.13%	(25.91)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$112,939	$96,175	$114,150	$133,536	$125,007
Ratio to average net assets of:
Expenses, after Waivers(e)	0.64%	0.73%	0.73%	0.73%	0.65	%(f)
Expenses, prior to Waivers(e)	0.65%	0.73%	0.74%	0.73%	0.69	%(f)
Net investment income(b)	3.94%	4.37%	2.77%	3.48%	3.64	%(f)
Portfolio turnover rate(g)	117%	142%	161%	176%	203%

(a)	Based on average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Ratios include non-recurring costs associated with a proxy statement of less than 0.005%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2024

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Large Cap Growth ETF (PWB)*	“Large Cap Growth ETF”

Invesco Large Cap Value ETF (PWV)**	“Large Cap Value ETF”

Invesco S&P 100 Equal Weight ETF (EQWL)	“S&P 100 Equal Weight ETF”

Invesco S&P 500 GARP ETF (SPGP)	“S&P 500 GARP ETF”

Invesco S&P 500 Value with Momentum ETF (SPVM)	“S&P 500 Value with Momentum ETF”

Invesco S&P MidCap Momentum ETF (XMMO)	“S&P MidCap Momentum ETF”

Invesco S&P MidCap Quality ETF (XMHQ)	“S&P MidCap Quality ETF”

Invesco S&P MidCap Value with Momentum ETF (XMVM)	“S&P MidCap Value with Momentum ETF”

Invesco S&P SmallCap Momentum ETF (XSMO)	“S&P SmallCap Momentum ETF”

Invesco S&P SmallCap Value with Momentum ETF (XSVM)	“S&P SmallCap Value with Momentum ETF”

Invesco Zacks Mid-Cap ETF (CZA)	“Zacks Mid-Cap ETF”

Invesco Zacks Multi-Asset Income ETF (CVY)	“Zacks Multi-Asset Income ETF”

*	Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Dynamic Large Cap Growth ETF to Invesco Large Cap Growth ETF.
**	Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Dynamic Large Cap Value ETF to Invesco Large Cap Value ETF.

 Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

 The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

 The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Large Cap Growth ETF	Dynamic Large Cap Growth IntellidexSM Index

Large Cap Value ETF	Dynamic Large Cap Value IntellidexSM Index

S&P 100 Equal Weight ETF	S&P 100® Equal Weight Index

S&P 500 GARP ETF	S&P 500® GARP Index

S&P 500 Value with Momentum ETF	S&P 500® High Momentum Value Index

S&P MidCap Momentum ETF	S&P MidCap 400® Momentum Index

S&P MidCap Quality ETF	S&P MidCap 400® Quality Index

S&P MidCap Value with Momentum ETF	S&P MidCap 400® High Momentum Value Index

S&P SmallCap Momentum ETF	S&P SmallCap 600® Momentum Index

S&P SmallCap Value with Momentum ETF	S&P SmallCap 600® High Momentum Value Index

Zacks Mid-Cap ETF	Zacks Mid-Cap Core Index

Zacks Multi-Asset Income ETF	Zacks Multi-Asset Income Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

77

 Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

78

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly (except for Zacks Mid-Cap ETF, which declares and pays dividends from net investment income, if any, to shareholders annually) and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

79

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - Certain Funds are subject to foreign withholding tax imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. Certain Funds may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. Certain Funds will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign tax reclaims on the Statements of Assets and Liabilities. There is no guarantee that a Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statements of Operations, and any related interest is included in Unaffiliated interest income. Certain Funds may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are excluded from the unitary management fee and are reflected on the Statements of Operations as Professional fees, if any. In the event tax refunds received by a Fund during the fiscal year exceed the foreign withholding taxes paid by a Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended April 30, 2024, the Funds did not enter into any closing agreements.

G.

Expenses - Each Fund is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service

80

providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended April 30, 2024, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

Large Cap Growth ETF	$2,838

Large Cap Value ETF	1,649

S&P 100 Equal Weight ETF	1,106

S&P 500 GARP ETF	22,529

S&P 500 Value with Momentum ETF	176

S&P MidCap Momentum ETF	8,052

S&P MidCap Quality ETF	21,647

S&P MidCap Value with Momentum ETF	3,581

S&P SmallCap Momentum ETF	4,652

S&P SmallCap Value with Momentum ETF	19,453

Zacks Mid-Cap ETF	4,686

Zacks Multi-Asset Income ETF	10,212

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books

81

and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

The performance of a Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause a Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that a Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of a Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statements of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

L.	Other Risks

ADR Risk. Certain Funds may invest in American depositary receipts (“ADRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Growth Investing Risk. For certain Funds, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Growth securities typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

Index Risk. Unlike many investment companies that are “actively managed”, each Fund is a “passive” investor and therefore does not utilize an investing strategy that seeks returns in excess of its respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. If a specific security is removed from an Underlying Index, its respective Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value.

82

An Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Investment in Investment Companies Risk. Investing in other investment companies, including exchange-traded funds (“ETFs”) and closed-end funds, subjects a Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, a Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests. Investments in another ETF or closed-end fund are subject to, among other risks, the risk that the ETF’s or closed-end fund’s shares may trade at a discount or premium relative to the NAV of its shares and the listing exchange may halt trading of the fund’s shares.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Master Limited Partnership Risk. Certain Funds may invest in master limited partnerships (“MLPs”). An MLP is an entity that is classified as a partnership under the Internal Revenue Code and whose partnership interests or “units” are traded on securities exchanges like shares of corporate stock. Investments in MLP units are subject to certain risks inherent in a partnership structure, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members. Securities issued by MLPs may experience limited trading volumes and may be relatively illiquid or volatile at times. As partnerships, MLPs may be subject to less regulation (and less protection for investors) than corporations under state laws, and may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk. To the extent certain Funds become non-diversified, such Funds can invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase certain Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Funds’ performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in

83

taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If a Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities.
REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. For certain Funds, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Value Investing Risk. For certain Funds, value securities are subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall stock market. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each of S&P 500 GARP ETF, S&P 500 Value with Momentum ETF, S&P MidCap Momentum ETF, S&P MidCap Value with Momentum ETF, S&P SmallCap Momentum ETF and S&P SmallCap Value with Momentum ETF accrues daily and pays monthly to the Adviser an annual fee of 0.29% of the Fund’s average daily net assets. Each of S&P 100 Equal Weight ETF and S&P MidCap Quality ETF accrues daily and pays monthly to the Adviser an annual fee of 0.25% of the Fund’s average daily net assets. Each of Large Cap Growth ETF, Large Cap Value ETF, Zacks Mid-Cap ETF, and Zacks Multi-Asset Income ETF accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

 The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser)) of each of S&P 500 GARP ETF, S&P 500 Value with Momentum ETF, S&P MidCap Momentum ETF, S&P MidCap Value with Momentum ETF, S&P SmallCap Momentum ETF and S&P SmallCap Value with Momentum ETF from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2026. The Expense Cap for each of S&P 100 Equal Weight ETF and S&P MidCap Quality ETF is 0.25% of the Fund’s average daily net assets per year, through at least August 31, 2026. The Expense Cap for each of Large Cap Growth ETF, Large Cap Value ETF, Zacks Mid-Cap ETF, and Zacks Multi-Asset Income ETF is 0.60% of the Fund’s average daily net assets per year through at least August 31, 2026, and sub-licensing fees are excluded from the expenses subject to the Expense Cap for these Funds in addition to the excluded expenses above. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2026. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the fiscal year ended April 30, 2024 under this Expense Cap for Large Cap Growth ETF, Large Cap Value ETF, S&P 500 GARP ETF, S&P MidCap Momentum ETF, S&P SmallCap Value with Momentum ETF and Zacks Mid-Cap ETF.

 Further, through at least August 31, 2026, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This

84

waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This waiver is not subject to recapture by the Adviser.

 For the fiscal year ended April 30, 2024, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Large Cap Growth ETF	$176

Large Cap Value ETF	349

S&P 100 Equal Weight ETF	319,089

S&P 500 GARP ETF	1,008

S&P 500 Value with Momentum ETF	73,227

S&P MidCap Momentum ETF	863

S&P MidCap Quality ETF	1,258,822

S&P MidCap Value with Momentum ETF	42,561

S&P SmallCap Momentum ETF	16,741

S&P SmallCap Value with Momentum ETF	2,452

Zacks Mid-Cap ETF	194

Zacks Multi-Asset Income ETF	5,343

 The fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

 For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule as of April 30, 2024 are as follows:

	Total Potential Recapture Amounts

		Potential Recapture Amounts Expiring
		4/30/25	4/30/26	4/30/27

S&P 100 Equal Weight ETF	$581,604	$103,638	$159,032	$318,934

S&P 500 Value with Momentum ETF	176,615	38,697	64,754	73,164

S&P MidCap Quality ETF	1,731,196	185,234	288,036	1,257,926

S&P MidCap Value with Momentum ETF	65,188	-	19,179	46,009

S&P SmallCap Momentum ETF	68,044	-	27,031	41,013

Zacks Multi-Asset Income ETF	1,123	-	-	1,123

 The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

 The Adviser has entered into a licensing agreement on behalf of each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

Large Cap Growth ETF	ICE Data Indices, LLC

Large Cap Value ETF	ICE Data Indices, LLC

S&P 100 Equal Weight ETF	S&P Dow Jones Indices LLC

S&P 500 GARP ETF	S&P Dow Jones Indices LLC

S&P 500 Value with Momentum ETF	S&P Dow Jones Indices LLC

S&P MidCap Momentum ETF	S&P Dow Jones Indices LLC

S&P MidCap Quality ETF	S&P Dow Jones Indices LLC

S&P MidCap Value with Momentum ETF	S&P Dow Jones Indices LLC

S&P SmallCap Momentum ETF	S&P Dow Jones Indices LLC

S&P SmallCap Value with Momentum ETF	S&P Dow Jones Indices LLC

Zacks Mid-Cap ETF	Zacks Investment Research, Inc.

Zacks Multi-Asset Income ETF	Zacks Investment Research, Inc.

 Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The

85

Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

 The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

 For the fiscal year ended April 30, 2024, the Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Large Cap Growth ETF	$38,997

Large Cap Value ETF	134,725

S&P 100 Equal Weight ETF	10,425

S&P 500 GARP ETF	158,162

S&P 500 Value with Momentum ETF	5,887

S&P MidCap Momentum ETF	36,485

S&P MidCap Quality ETF	63,808

S&P MidCap Value with Momentum ETF	48,309

S&P SmallCap Momentum ETF	22,267

S&P SmallCap Value with Momentum ETF	76,608

Zacks Mid-Cap ETF	28,566

Zacks Multi-Asset Income ETF	58,646

 Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

 For the fiscal year ended April 30, 2024, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

S&P 100 Equal Weight ETF	$-	$2,360,996	$329,125

S&P 500 Value with Momentum ETF	-	138,861	39,825

S&P MidCap Momentum ETF	-	45,923,921	6,455,548

S&P MidCap Quality ETF	-	12,579,116	826,993

S&P SmallCap Momentum ETF	-	371,053	(8,746)

S&P SmallCap Value with Momentum ETF	-	716,920	159,956

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

86

 The following is a summary of the tiered valuation input levels, as of April 30, 2024, for each Fund (except for S&P 500 Value with Momentum ETF). As of April 30, 2024, all of the securities in S&P 500 Value with Momentum ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Large Cap Growth ETF

Investments in Securities

Common Stocks & Other Equity Interests	$803,254,656	$-	$-	$803,254,656

Money Market Funds	471,270	27,260,873	-	27,732,143

Total Investments	$803,725,926	$27,260,873	$-	$830,986,799

Large Cap Value ETF

Investments in Securities

Common Stocks & Other Equity Interests	$872,453,701	$-	$-	$872,453,701

Money Market Funds	342,537	10,267,444	-	10,609,981

Total Investments	$872,796,238	$10,267,444	$-	$883,063,682

S&P 100 Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$613,334,762	$-	$-	$613,334,762

Money Market Funds	-	16,256,191	-	16,256,191

Total Investments	$613,334,762	$16,256,191	$-	$629,590,953

S&P 500 GARP ETF

Investments in Securities

Common Stocks & Other Equity Interests	$4,754,639,776	$-	$-	$4,754,639,776

Money Market Funds	816,383	295,272,309	-	296,088,692

Total Investments	$4,755,456,159	$295,272,309	$-	$5,050,728,468

S&P 500 Value with Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$42,668,019	$-	$-	$42,668,019

Money Market Funds	80,646	7,620,642	-	7,701,288

Total Investments	$42,748,665	$7,620,642	$-	$50,369,307

S&P MidCap Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$2,133,855,622	$-	$-	$2,133,855,622

Money Market Funds	1,397,451	116,110,997	-	117,508,448

Total Investments	$2,135,253,073	$116,110,997	$-	$2,251,364,070

S&P MidCap Quality ETF

Investments in Securities

Common Stocks & Other Equity Interests	$4,629,539,905	$-	$-	$4,629,539,905

Money Market Funds	2,553,691	431,091,297	-	433,644,988

Total Investments	$4,632,093,596	$431,091,297	$-	$5,063,184,893

S&P MidCap Value with Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$215,309,025	$-	$-	$215,309,025

Money Market Funds	155,310	25,128,481	-	25,283,791

Total Investments	$215,464,335	$25,128,481	$-	$240,592,816

S&P SmallCap Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$406,542,613	$-	$-	$406,542,613

Money Market Funds	109,664	73,798,551	-	73,908,215

Total Investments	$406,652,277	$73,798,551	$-	$480,450,828

87

	Level 1	Level 2	Level 3	Total

S&P SmallCap Value with Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$762,769,737	$-	$-	$762,769,737

Money Market Funds	-	196,316,463	-	196,316,463

Total Investments	$762,769,737	$196,316,463	$-	$959,086,200

Zacks Mid-Cap ETF

Investments in Securities

Common Stocks & Other Equity Interests	$193,307,518	$-	$-	$193,307,518

Money Market Funds	132,979	3,715,240	-	3,848,219

Total Investments	$193,440,497	$3,715,240	$-	$197,155,737

Zacks Multi-Asset Income ETF

Investments in Securities

Common Stocks & Other Equity Interests	$91,551,324	$-	$0	$91,551,324

Closed-End Funds	10,723,827	-	-	10,723,827

Preferred Stocks	10,512,353	-	-	10,512,353

Money Market Funds	272,894	14,459,387	-	14,732,281

Total Investments	$113,060,398	$14,459,387	$0	$127,519,785

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2024 and 2023:

	2024	2023
	Ordinary Income*	Ordinary Income*

Large Cap Growth ETF	$1,971,234	$2,438,421

Large Cap Value ETF	17,879,261	19,146,951

S&P 100 Equal Weight ETF	8,229,000	3,066,329

S&P 500 GARP ETF	54,704,523	20,629,556

S&P 500 Value with Momentum ETF	864,291	1,302,225

S&P MidCap Momentum ETF	7,039,973	15,255,789

S&P MidCap Quality ETF	16,138,808	5,571,866

S&P MidCap Value with Momentum ETF	2,931,021	3,875,612

S&P SmallCap Momentum ETF	1,713,095	2,369,992

S&P SmallCap Value with Momentum ETF	10,627,662	10,428,984

Zacks Mid-Cap ETF	2,662,587	3,585,713

Zacks Multi-Asset Income ETF	4,393,774	5,592,580

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

Large Cap Growth ETF	$-	$-	$(122,149)	$148,186,812	$-	$(244,548,751)	$899,597,297	$803,113,209

Large Cap Value ETF	2,549,186	-	(1,307,750)	106,621,674	-	(504,414,014)	1,269,287,594	872,736,690

S&P 100 Equal Weight ETF	743,063	-	(61,478)	34,922,496	-	(7,710,065)	585,840,244	613,734,260

S&P 500 GARP ETF	-	-	(64,330)	427,030,949	-	(254,753,332)	4,583,645,820	4,755,859,107

S&P 500 Value with Momentum ETF	4,621	-	(46,761)	2,947,274	-	(23,638,668)	63,437,075	42,703,541

S&P MidCap Momentum ETF	498,039	-	(88,969)	126,069,138	-	(279,927,988)	2,288,387,760	2,134,937,980

S&P MidCap Quality ETF	203,596,202*	614,498*	(63,726)	401,183,160	-	-	4,026,496,794	4,631,826,928

88

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

S&P MidCap Value with Momentum ETF	$-	$-	$(64,020)	$16,636,076	$-	$(68,961,089)	$267,705,854	$215,316,821

S&P SmallCap Momentum ETF	19,286	-	(62,266)	26,456,344	-	(93,282,355)	473,394,283	406,525,292

S&P SmallCap Value with Momentum ETF	1,199,490	-	(69,939)	73,013,815	-	(237,647,257)	926,868,570	763,364,679

Zacks Mid-Cap ETF	608,327	-	(9,708)	9,052,873	(126)	(140,448,499)	324,115,767	193,318,634

Zacks Multi-Asset Income ETF	500,843	-	(689,437)	9,629,329	1	(448,200,064)	551,698,298	112,938,970

*

Subsequent to its fiscal year end, S&P MidCap Quality ETF declared short-term capital gain distributions of $201,593,693 and long-term capital gain distributions of $614,498 which will be paid on June 28, 2024 to shareholders of record as of the close of business on June 24, 2024.

 Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

 The Funds have capital loss carryforwards as of April 30, 2024, as follows:

	No expiration
	Short-Term	Long-Term	Total*

Large Cap Growth ETF	$244,548,751	$-	$244,548,751

Large Cap Value ETF	417,470,598	86,943,416	504,414,014

S&P 100 Equal Weight ETF	2,834,136	4,875,929	7,710,065

S&P 500 GARP ETF	202,806,171	51,947,161	254,753,332

S&P 500 Value with Momentum ETF	16,643,905	6,994,763	23,638,668

S&P MidCap Momentum ETF	279,927,988	-	279,927,988

S&P MidCap Quality ETF	-	-	-

S&P MidCap Value with Momentum ETF	49,649,121	19,311,968	68,961,089

S&P SmallCap Momentum ETF	89,036,591	4,245,764	93,282,355

S&P SmallCap Value with Momentum ETF	171,631,700	66,015,557	237,647,257

Zacks Mid-Cap ETF	125,865,528	14,582,971	140,448,499

Zacks Multi-Asset Income ETF	366,259,025	81,941,039	448,200,064

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2024, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Large Cap Growth ETF	$708,334,841	$710,514,548

Large Cap Value ETF	805,349,406	804,319,481

S&P 100 Equal Weight ETF	70,785,991	71,142,415

S&P 500 GARP ETF	1,950,886,723	1,966,737,971

S&P 500 Value with Momentum ETF	28,169,893	28,190,548

S&P MidCap Momentum ETF	1,722,794,079	1,738,958,734

S&P MidCap Quality ETF	1,357,024,378	1,374,524,348

S&P MidCap Value with Momentum ETF	155,048,609	156,937,066

S&P SmallCap Momentum ETF	249,775,843	250,349,712

S&P SmallCap Value with Momentum ETF	507,753,455	511,761,727

Zacks Mid-Cap ETF	229,631,395	227,967,538

Zacks Multi-Asset Income ETF	119,404,280	118,060,975

89

 For the fiscal year ended April 30, 2024, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

Large Cap Growth ETF	$391,296,623	$370,093,780

Large Cap Value ETF	223,322,469	261,250,374

S&P 100 Equal Weight ETF	426,497,138	88,724,303

S&P 500 GARP ETF	2,670,640,796	1,339,441,074

S&P 500 Value with Momentum ETF	7,951,574	11,142,280

S&P MidCap Momentum ETF	1,899,519,254	1,224,098,295

S&P MidCap Quality ETF	3,850,067,287	684,274,704

S&P MidCap Value with Momentum ETF	137,009,231	122,630,577

S&P SmallCap Momentum ETF	385,536,107	206,270,572

S&P SmallCap Value with Momentum ETF	363,201,839	333,844,489

Zacks Mid-Cap ETF	95,779,935	122,248,442

Zacks Multi-Asset Income ETF	7,000,146	5,307,967

 Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

 As of April 30, 2024, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost

Large Cap Growth ETF	$163,760,388	$(15,573,576)	$148,186,812	$682,799,987

Large Cap Value ETF	122,344,842	(15,723,168)	106,621,674	776,442,008

S&P 100 Equal Weight ETF	57,942,665	(23,020,169)	34,922,496	594,668,457

S&P 500 GARP ETF	637,007,294	(209,976,345)	427,030,949	4,623,697,519

S&P 500 Value with Momentum ETF	3,988,770	(1,041,496)	2,947,274	47,422,033

S&P MidCap Momentum ETF	183,213,666	(57,144,528)	126,069,138	2,125,294,932

S&P MidCap Quality ETF	487,170,802	(85,987,642)	401,183,160	4,662,001,733

S&P MidCap Value with Momentum ETF	26,920,633	(10,284,557)	16,636,076	223,956,740

S&P SmallCap Momentum ETF	35,226,939	(8,770,595)	26,456,344	453,994,484

S&P SmallCap Value with Momentum ETF	106,323,039	(33,309,224)	73,013,815	886,072,385

Zacks Mid-Cap ETF	18,146,847	(9,093,974)	9,052,873	188,102,864

Zacks Multi-Asset Income ETF	13,776,833	(4,147,504)	9,629,329	117,890,456

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships and in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2024, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Large Cap Growth ETF	$141,755	$(53,141,336)	$52,999,581

Large Cap Value ETF	472,887	(33,066,904)	32,594,017

S&P 100 Equal Weight ETF	-	(29,166,807)	29,166,807

S&P 500 GARP ETF	513,834	(247,864,253)	247,350,419

S&P 500 Value with Momentum ETF	-	(555,630)	555,630

S&P MidCap Momentum ETF	-	(326,345,460)	326,345,460

S&P MidCap Quality ETF	-	(145,914,920)	145,914,920

S&P MidCap Value with Momentum ETF	138,683	(20,007,534)	19,868,851

S&P SmallCap Momentum ETF	(3)	(33,336,020)	33,336,023

S&P SmallCap Value with Momentum ETF	144	(77,176,910)	77,176,766

Zacks Mid-Cap ETF	5,826	(14,592,486)	14,586,660

Zacks Multi-Asset Income ETF	937,127	(1,373,974)	436,847

90

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. Interested Trustees do not receive any Trustees’ fees.

 The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

 To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

 Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

 Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Large Cap Growth ETF, Invesco Large Cap Value ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Quality ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Large Cap Growth ETF, Invesco Large Cap Value ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Quality ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF (twelve of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations for the year ended April 30, 2024, the statements of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2024, and each of the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 27, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

92

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2023 through April 30, 2024.

In addition to the fees and expenses which the Invesco Zacks Multi-Asset Income ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Large Cap Growth ETF (PWB)

Actual	$1,000.00	$1,270.70	0.55%	$3.11

Hypothetical (5% return before expenses)	1,000.00	1,022.13	0.55	2.77

Invesco Large Cap Value ETF (PWV)

Actual	1,000.00	1,217.00	0.50	2.76

Hypothetical (5% return before expenses)	1,000.00	1,022.38	0.50	2.51

Invesco S&P 100 Equal Weight ETF (EQWL)

Actual	1,000.00	1,200.80	0.25	1.37

Hypothetical (5% return before expenses)	1,000.00	1,023.62	0.25	1.26

Invesco S&P 500 GARP ETF (SPGP)

Actual	1,000.00	1,154.70	0.37	1.98

Hypothetical (5% return before expenses)	1,000.00	1,023.02	0.37	1.86

93

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco S&P 500 Value with Momentum ETF (SPVM)

Actual	$1,000.00	$1,163.70	0.39%	$2.10

Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96

Invesco S&P MidCap Momentum ETF (XMMO)

Actual	1,000.00	1,430.00	0.43	2.60

Hypothetical (5% return before expenses)	1,000.00	1,022.73	0.43	2.16

Invesco S&P MidCap Quality ETF (XMHQ)

Actual	1,000.00	1,347.50	0.25	1.46

Hypothetical (5% return before expenses)	1,000.00	1,023.62	0.25	1.26

Invesco S&P MidCap Value with Momentum ETF (XMVM)

Actual	1,000.00	1,180.10	0.39	2.11

Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96

Invesco S&P SmallCap Momentum ETF (XSMO)

Actual	1,000.00	1,260.00	0.39	2.19

Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96

Invesco S&P SmallCap Value with Momentum ETF (XSVM)

Actual	1,000.00	1,191.20	0.38	2.07

Hypothetical (5% return before expenses)	1,000.00	1,022.97	0.38	1.91

Invesco Zacks Mid-Cap ETF (CZA)

Actual	1,000.00	1,205.90	0.67	3.67

Hypothetical (5% return before expenses)	1,000.00	1,021.53	0.67	3.37

Invesco Zacks Multi-Asset Income ETF (CVY)

Actual	1,000.00	1,191.30	0.57	3.11

Hypothetical (5% return before expenses)	1,000.00	1,022.03	0.57	2.87

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2024. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

94

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2024:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Long Term Capital Gains

Invesco Large Cap Growth ETF	0%	100%	100%	0%	0%	$-

Invesco Large Cap Value ETF	0%	100%	100%	0%	0%	-

Invesco S&P 100 Equal Weight ETF	0%	100%	100%	0%	0%	-

Invesco S&P 500 GARP ETF	0%	100%	100%	0%	0%	-

Invesco S&P 500 Value with Momentum ETF	0%	100%	100%	0%	0%	-

Invesco S&P MidCap Momentum ETF	0%	100%	100%	0%	0%	-

Invesco S&P MidCap Quality ETF	0%	9%	10%	0%	0%	4,663,085

Invesco S&P MidCap Value with Momentum ETF	0%	100%	100%	0%	0%	-

Invesco S&P SmallCap Momentum ETF	0%	100%	100%	0%	0%	-

Invesco S&P SmallCap Value with Momentum ETF	8%	92%	92%	0%	0%	-

Invesco Zacks Mid-Cap ETF	0%	100%	96%	0%	0%	-

Invesco Zacks Multi-Asset Income ETF	8%	64%	45%	0%	0%	-

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

95

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2024

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider) (1988-2001).	214	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

96

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, First Eagle Alternative Credit LLC (2020-2023), Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

97

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Member (2002-Present), Rockefeller Trust Committee; formerly, Trustee, Chikaming Open Lands (2014-2023); Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

98

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

99

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); Council on Children’s and Women’s Health (2012-Present); formerly, Governing Council Member (2016-2023) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

100

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

101

Trustees and Officers–(continued)

The President, Principal Executive Officer and the other executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below.

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Brian Hartigan–1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2023	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023-Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023-Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020-Present); Manager and President, Invesco Investment Advisers LLC (2020-Present) and and Manager, Invesco Indexing LLC (2023 – Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020-2023); Global Head of ETF Investments (2017-2020); Head of Investments-PowerShares (2015-2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010-2015).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer (2020-Present), Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

102

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal - ETFs and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC, Manager, Invesco Investment Advisers LLC (2024-Present); formerly, Assistant Secretary, Invesco Investment Advisers LLC (2020-2024); Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- 2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

103

Trustees and Officers–(continued)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

104

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2024, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF	Invesco International Dividend AchieversTM ETF
Invesco AI and Next Gen Software ETF	Invesco Large Cap Growth ETF
Invesco Biotechnology & Genome ETF	Invesco Large Cap Value ETF
Invesco Building & Construction ETF	Invesco Leisure and Entertainment ETF
Invesco BuyBack AchieversTM ETF	Invesco MSCI Sustainable Future ETF
Invesco Dividend AchieversTM ETF	Invesco Next Gen Media and Gaming ETF
Invesco Dorsey Wright Basic Materials Momentum ETF	Invesco Oil & Gas Services ETF
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF	Invesco Pharmaceuticals ETF
Invesco Dorsey Wright Consumer Staples Momentum ETF	Invesco S&P 100 Equal Weight ETF
Invesco Dorsey Wright Energy Momentum ETF	Invesco S&P 500 GARP ETF
Invesco Dorsey Wright Financial Momentum ETF	Invesco S&P 500® Quality ETF
Invesco Dorsey Wright Healthcare Momentum ETF	Invesco S&P 500 Value with Momentum ETF
Invesco Dorsey Wright Industrials Momentum ETF	Invesco S&P MidCap Momentum ETF
Invesco Dorsey Wright Momentum ETF	Invesco S&P MidCap Quality ETF
Invesco Dorsey Wright Technology Momentum ETF	Invesco S&P MidCap Value with Momentum ETF
Invesco Dorsey Wright Utilities Momentum ETF	Invesco S&P SmallCap Momentum ETF
Invesco Energy Exploration & Production ETF	Invesco S&P SmallCap Value with Momentum ETF
Invesco Financial Preferred ETF	Invesco S&P Spin-Off ETF
Invesco Food & Beverage ETF	Invesco Semiconductors ETF
Invesco FTSE RAFI US 1000 ETF	Invesco Water Resources ETF
Invesco FTSE RAFI US 1500 Small-Mid ETF	Invesco WilderHill Clean Energy ETF
Invesco Global Listed Private Equity ETF	Invesco Zacks Mid-Cap ETF
Invesco Golden Dragon China ETF	Invesco Zacks Multi-Asset Income ETF
Invesco High Yield Equity Dividend AchieversTM ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2023, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration

105

Approval of Investment Advisory Contracts–(continued)

statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function. Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2026, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dorsey Wright Basic Materials Momentum ETF, Invesco Dorsey Wright Consumer Cyclicals Momentum ETF, Invesco Dorsey Wright Consumer Staples Momentum ETF, Invesco Dorsey Wright Energy Momentum ETF, Invesco Dorsey Wright Financial Momentum ETF, Invesco Dorsey Wright Healthcare Momentum ETF, Invesco Dorsey Wright Industrials Momentum ETF, Invesco Dorsey Wright Technology Momentum ETF and Invesco Dorsey Wright Utilities Momentum ETF; and

●

0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco AI and Next Gen Software ETF, Invesco Biotechnology & Genome ETF, Invesco Building & Construction ETF, Invesco BuyBack AchieversTM ETF, Invesco Dorsey Wright Momentum ETF, Invesco Energy Exploration & Production ETF, Invesco Financial Preferred ETF, Invesco Food & Beverage ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco Large Cap Growth ETF, Invesco Large Cap Value ETF, Invesco Leisure and Entertainment ETF, Invesco MSCI

106

Approval of Investment Advisory Contracts–(continued)

Sustainable Future ETF, Invesco Next Gen Media and Gaming ETF, Invesco Oil & Gas Services ETF, Invesco Pharmaceuticals ETF, Invesco Semiconductors ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco AI and Next Gen Software ETF	X	N/A	X

Invesco Biotechnology & Genome ETF			X

Invesco Building & Construction ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF			X

Invesco Dorsey Wright Basic Materials Momentum ETF			X

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF			X

Invesco Dorsey Wright Consumer Staples Momentum ETF	X		X

Invesco Dorsey Wright Energy Momentum ETF			X

Invesco Dorsey Wright Financial Momentum ETF			X

Invesco Dorsey Wright Healthcare Momentum ETF			X

Invesco Dorsey Wright Industrials Momentum ETF			X

Invesco Dorsey Wright Momentum ETF			X

Invesco Dorsey Wright Technology Momentum ETF			X

Invesco Dorsey Wright Utilities Momentum ETF			X

Invesco Energy Exploration & Production ETF			X

Invesco Financial Preferred ETF			X

Invesco Food & Beverage ETF	X		X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF	X	N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF			X

Invesco International Dividend AchieversTM ETF	X		X

Invesco Large Cap Growth ETF			X

Invesco Large Cap Value ETF			X

Invesco Leisure and Entertainment ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco Next Gen Media and Gaming ETF			X

Invesco Oil & Gas Services ETF			X

Invesco Pharmaceuticals ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

107

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF			X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Semiconductors ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the licensing fees paid by the Funds and noted those Funds for which license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco AI and Next Gen Software ETF	X	N/A	X

Invesco Biotechnology & Genome ETF			X

Invesco Building & Construction ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF		X	X

Invesco Dorsey Wright Basic Materials Momentum ETF			X

Invesco Dorsey Wright Consumer Cyclicals Momentum ETF			X

Invesco Dorsey Wright Consumer Staples Momentum ETF			X

Invesco Dorsey Wright Energy Momentum ETF			X

Invesco Dorsey Wright Financial Momentum ETF			X

Invesco Dorsey Wright Healthcare Momentum ETF			X

Invesco Dorsey Wright Industrials Momentum ETF			X

Invesco Dorsey Wright Momentum ETF		X	X

Invesco Dorsey Wright Technology Momentum ETF			X

Invesco Dorsey Wright Utilities Momentum ETF			X

Invesco Energy Exploration & Production ETF			X

Invesco Financial Preferred ETF			X

Invesco Food & Beverage ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF		N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF		X	X

108

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco International Dividend AchieversTM ETF			X

Invesco Large Cap Growth ETF			X

Invesco Large Cap Value ETF		X	X

Invesco Leisure and Entertainment ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco Next Gen Media and Gaming ETF			X

Invesco Oil & Gas Services ETF			X

Invesco Pharmaceuticals ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF			X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Semiconductors ETF			X

Invesco Water Resources ETF		X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Energy Exploration & Production ETF’s, Invesco Global Listed Private Equity ETF’s, Invesco Large Cap Value ETF’s and Invesco Oil & Gas Services ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco FTSE RAFI US 1000 ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose.

109

Approval of Investment Advisory Contracts–(continued)

Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

110

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2024 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-5	invesco.com/ETFs

(b)	Not applicable.

Item 2.	Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 14(a)(1). No substantive amendments to this Code were made during the reporting period. Administration of the Code was transferred from the Chief Legal Officer to the Chief Compliance Officer during the reporting period. There were no waivers for the fiscal year ended April 30, 2024.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4.	Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2024	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2023
Audit Fees	$976,380	$935,080
Audit-Related Fees	$0	$0
Tax Fees(1)	$978,200	$968,126
All Other Fees	$0	$0
Total Fees	$1,954,580	$1,903,206

(1)

Tax Fees for the fiscal years ended 2024 and 2023 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,121,000	$1,074,000
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$1,121,000	$1,074,000

(1)	Audit-Related Fees for the fiscal years ended 2024 and 2023 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018

Effective Date	June 26, 2009

Amended Dates	March 12, 2015 and June 15, 2018

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $6,572,000 for the fiscal year ended April 30, 2024 and $6,738,000 for the fiscal year ended April 30, 2023 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $8,671,200 for the fiscal year ended April 30, 2024 and $8,780,126 for the fiscal year ended April 30, 2023.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $34 million and non-audit services of approximately $19 million for the fiscal year ended 2024. The Audit Committee considered this information in evaluating PwC’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6.	Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99. CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Invesco Exchange-Traded Fund Trust

By:	/s/ Brian Hartigan
Name:	Brian Hartigan
Title:	President

Date: July 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian Hartigan
Name:	Brian Hartigan
Title:	President

Date:	July 5, 2024

By:	/s/ Kelli Gallegos
Name:	Kelli Gallegos
Title:	Treasurer

Date:	July 5, 2024